UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I

(Exact name of registrant as specified in charter)

245 Park Avenue

New York, NY 10167

(Address of principal executive offices) (Zip code)

Stephen M. Benham

245 Park Avenue

New York, NY 10167

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2006 through June 30, 2007 for all funds except for JPMorgan Equity Income II Fund, which is November 1, 2006 through June 30, 2007.

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

ANNUAL REPORT  JUNE 30, 2007

JPMorgan Funds

Small Cap

Funds

JPMorgan Dynamic Small Cap Growth Fund
    (formerly JPMorgan Dynamic Small Cap Fund)
JPMorgan Micro Cap Fund
JPMorgan Small Cap Core Fund
JPMorgan Small Cap Equity Fund
JPMorgan Small Cap Growth Fund
JPMorgan Small Cap Value Fund
JPMorgan Strategic Small Cap Value Fund
JPMorgan U.S. Small Company Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Dynamic Small Cap Growth Fund	2
JPMorgan Micro Cap Fund	4
JPMorgan Small Cap Core Fund	6
JPMorgan Small Cap Equity Fund	8
JPMorgan Small Cap Growth Fund	10
JPMorgan Small Cap Value Fund	12
JPMorgan Strategic Small Cap Value Fund	14
JPMorgan U.S. Small Company Fund	16
Schedules of Portfolio Investments	18
Financial Statements	56
Financial Highlights	74
Notes to Financial Statements	90
Report of Independent Registered Public Accounting Firm	100
Trustees	101
Officers	103
Schedule of Shareholder Expenses	104
Tax Letter	107

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800)-480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 6, 2007 (Unaudited)

Dear Shareholder:

We are pleased to present this annual report for the JPMorgan Small Cap Funds for the 12 months ended June 30, 2007. Inside, you’ll find information detailing the performance of the Funds, along with reports from the portfolio managers.

“Residential construction activity has declined significantly within the last year, and we continue to look for weakness in housing-related employment and consumer spending.”

The 12-month period began with the financial markets absorbing the 17th consecutive interest-rate increase from the Federal Reserve (Fed). That 25-basis-point (bp) hike, initiated on June 29, 2006, lifted the fed funds target to 5.25%, where it remained for the next 12 months.

After the Fed’s decision to halt its rate-tightening campaign in August 2006, the financial markets initially speculated that the Fed’s next move would be an easing. A sharp slowdown in the housing market combined with declines in manufacturing activity had triggered the Fed’s pause, and investors anticipated that the resulting slowdown in gross domestic product (GDP) growth would prompt a rate cut.

This sentiment slowly unraveled throughout the rest of the year, though, as the Fed remained on hold. The economy had its ups and downs, but generally held up better than most observers expected, which reduced the chances for a change in monetary policy. What’s more, inflation pressures continued to irritate the Fed and diminish the prospects for a rate cut.

Stocks roll over roadblocks

Nevertheless, no challenge seemed too great for the U.S. stock market — not the increase in oil prices throughout the latter half of 2006; not the sharp, but short-lived, China-market-inspired correction of late February; not the anemic third-quarter 2006 or first-quarter 2007 GDP growth rate of 2.0% and 0.7%, respectively; not the growing fallout from housing-market weakness; not the increasing default rate tied to the sub-prime mortgage market; and not the Fed’s persistent inflation warnings.

Despite these obstacles, the U.S. stock market posted strong returns for the 12-month period. For example, among the capitalization universes, the Russell Midcap Index was the top performer, returning 20.83% for the period. Large-cap stocks followed, with a return of 20.43%, as measured by the Russell 1000 Index, while the small-cap Russell 2000 Index returned 16.43%. In terms of style, there was only a modest difference in the performance of value stocks versus growth stocks. Overall, value stocks maintained a slight performance edge in the large- and mid-cap universes, while growth stocks prevailed in the small-cap universe.

Outside the U.S., stock performance was even stronger. Robust global growth, combined with the relative decline in the U.S. dollar, helped propel international stocks to extraordinary gains. Developed markets, as measured by the MSCI EAFE Index, returned 32.11% for the period, while the MSCI Emerging Markets Index posted a 12-month total return of 50.29%. U.S. stocks, as measured by the S&P 500 Index, posted a return of 20.59% for the one-year period.

Investors generally pointed to abundant liquidity and robust merger-and-acquisition activity, including private equity deals, as drivers of stock market gains. In addition, optimism regarding continued, albeit slow, economic growth, a healthy global economy, higher-than-expected corporate earnings growth, and modest core inflation data provided support.

Volatility resurfaces

A bout of volatility late in the fiscal year reminded investors of the challenges lingering in the market. Rising bond yields and anxiety regarding credit quality helped push stock market returns into negative territory during June.

In early June, the re-rating of U.S. growth prospects caused Treasury yields to move sharply higher. Furthermore, the Fed retained its tightening bias but left the fed funds target unchanged. The market changed its expectations for future Fed policy. Whereas market participants previously had expected the Fed to cut rates during the second half of 2007, it ended the period convinced that the Fed would remain on hold for the rest of the year.

Economy continues to grow, but at a sub-par pace

Overall, economic growth should remain at a below-trend pace of approximately 2.1% for 2007 as a whole. Residential construction activity has declined significantly over the last year, and we continue to look for weakness in housing-related employment and consumer spending. Although this may lead to some periods of unease ahead, we would view such spillovers as positive from a long-term perspective, because they would provide a conclusive arrest of the inflation threat and could lead to a decisive shift in the Fed’s monetary policy bias.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely,

George C.W. Gatch
President
JPMorgan Funds

JUNE 30, 2007        JPMORGAN SMALL CAP FUNDS   1

JPMorgan Dynamic Small Cap Growth Fund*
    (formerly JPMorgan Dynamic Small Cap Fund)
FUND COMMENTARY
AS OF JUNE 30, 2007 (Unaudited)

FUND FACTS

Fund Inception	May 19, 1997
Fiscal Year End	June 30
Net Assets as of 6/30/2007 (In Thousands)	$227,135
Primary Benchmark	Russell 2000 Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Dynamic Small Cap Growth Fund, which seeks capital growth over the long term, returned 18.70%** (Class A Shares, no sales charge) over the 12 months ended June 30, 2007, compared to the 16.83% return for the Russell 2000 Growth Index over the same period.***

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to stock selection in the consumer discretionary, healthcare and industrials sectors. At the individual stock level, General Cable Corp., which designs, manufactures and markets copper, aluminum and fiber-optic wire and cable products, was among the contributors to performance. The company’s shares advanced as worldwide demand for electrical infrastructure contributed to double-digit revenue and earnings growth. These positive results were driven by increased demand, particularly for overhead transmission cables in the U.S. and Europe. Varian Semiconductor Equipment Associates Inc., which designs, manufactures and services semiconductor processing equipment, also helped returns. The company’s shares advanced after it posted second-quarter earnings that beat expectations and projected better-than-expected third-quarter results. Priceline.com, an online travel company, also supported performance. The company’s growth prospects for European business led analysts to upgrade the stock.

On the negative side, stock selection in the information technology and consumer staples sectors as well as an underweight in the energy sector hurt returns. At the individual stock level, Globalstar Inc., a mobile satellite communication provider, was among the detractors from performance. The company reported that first-quarter earnings declined after negative news about the service life of its satellites hampered sales. Simpson Manufacturing Co. Inc., a global manufacturer and marketer of building products, also hurt results. The company reported that fourth-quarter net income decreased due to a drop in sales throughout the United States. Foundation Coal Holdings Inc., the nation’s fourth-largest coal producer, also negatively impacted performance. The company’s shares declined after it reported that first-quarter earnings decreased, as lower average coal prices outweighed a modest increase in shipments.

Q:	HOW WAS THE FUND MANAGED?

A:	We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. Our aim is to identify growth companies with leading competitive positions, run by highly motivated and talented management. Potential investments are subjected to rigorous financial analysis. Furthermore, we believe that a disciplined valuation process is necessary to enhance long-term returns.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****

1.	General Cable Corp.	2.9%
2.	Cbeyond, Inc.	2.6
3.	Affiliated Managers Group, Inc.	2.5
4.	Marlin Business Services Corp.	2.3
5.	ViaSat, Inc.	2.3
6.	Interface, Inc., Class A	2.3
7.	SunOpta, Inc. (Canada)	2.1
8.	Varian Semiconductor Equipment Associates, Inc.	2.1
9.	Acuity Brands, Inc.	2.0
10.	priceline.com, Inc.	2.0

PORTFOLIO COMPOSITION****

Information Technology	24.3%
Health Care	19.0
Consumer Discretionary	16.7
Financials	13.3
Industrials	12.1
Energy	5.8
Consumer Staples	3.3
Materials	2.6
Telecommunication Services	2.6
Short-Term Investment	0.3

*	The Fund’s name changed from JPMorgan Dynamic Small Cap Fund to JPMorgan Dynamic Small Cap Growth Fund on June 29, 2007.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

****	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2007. The Fund’s composition is subject to change.

2   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	05/19/97
Without Sales Charge		18.70%	11.22%	9.76%
With Sales Charge*		12.48	10.03	9.17
CLASS B SHARES	05/19/97
Without CDSC		18.00	10.54	9.19
With CDSC**		13.00	10.27	9.19
CLASS C SHARES	01/07/98
Without CDSC		17.97	10.55	9.06
With CDSC***		16.97	10.55	9.06
SELECT CLASS SHARES	04/05/99	19.16	11.66	10.11

*	Sales Charge for Class A Shares is 5.25%.

**	Assume 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/97 TO 6/30/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Select Class Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Select Class Shares would have been different than those shown because Select Class Shares have different expenses than Class A Shares.

Returns for Class C Shares prior to their inception date are based on the performance of the Class B Shares, whose expenses are substantially similar to those of Class C Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Dynamic Small Cap Growth Fund, Russell 2000 Growth Index and Lipper Small-Cap Growth Funds Index from June 30, 1997 to June 30, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2007        JPMORGAN SMALL CAP FUNDS   3

JPMorgan Micro Cap Fund

FUND COMMENTARY
AS OF JUNE 30, 2007 (Unaudited)

FUND FACTS

Fund Inception	October 31, 2005
Fiscal Year End	June 30
Net Assets as of 6/30/2007 (In Thousands)	$23,040
Primary Benchmark	Russell Microcap Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Micro Cap Fund, which seeks capital growth over the long term, returned 9.03%* (Select Class Shares) over the 12 months ended June 30, 2007, compared to the 14.21% return for the Russell Microcap Index over the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the consumer discretionary and healthcare sectors. At the individual stock level, Youbet.com Inc., an online gambling company, was among the detractors from performance. The company’s shares declined after it announced that it may lose its license to host wagering for the Kentucky Derby and other races. NeuroMetrix Inc., which develops noninvasive testing for neuromuscular disorders, also hurt returns. The company’s shares declined as earnings came in below expectations. In addition, the company’s first-quarter loss widened on flat revenue and higher expenses due, in part, to Medicare reimbursement issues. Synergetics USA Inc., which designs, manufactures and markets precision-engineered microsurgical instruments, capital equipment and devices, also negatively impacted performance. The company posted a loss in the third quarter, as higher revenue failed to offset increased expansion and legal costs.

On the positive side, stock selection in the financial and information technology sectors aided returns. At the individual stock level, Magma Design Automation Inc., which provides electronic design automation software products and services, was among the contributors to performance. The company’s shares advanced after it reported fiscal fourth-quarter earnings above estimates. RBC Bearings Inc., a global manufacturer and marketer of precision plain, roller and ball bearings, also helped returns. The company reported an increase in fiscal fourth-quarter profit due to sharp growth in operating margins. Bankrate Inc., an Internet-based consumer financial company, also supported performance. The company reported that first-quarter profits more than doubled on interest income gains and a big boost in online publishing revenue. Revenue from online publishing, the company’s largest segment, climbed substantially and offset a drop in print publishing and licensing revenue. In addition, increases in graphic advertising helped the company boost revenue and confirm guidance for the full year.

Q:	HOW WAS THE FUND MANAGED?

A:	We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. Our aim is to identify micro-cap companies with durable franchises and management teams with a proven track record. Our research involves separating those with strong long-term prospects from those that exhibit deteriorating business fundamentals or experience deep cyclicality. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	FirstService Corp. (Canada)	3.7%
2.	Bankrate, Inc.	3.6
3.	Magma Design Automation, Inc.	3.1
4.	Interface, Inc., Class A	3.0
5.	HemoSense, Inc.	2.5
6.	RBC Bearings, Inc.	2.5
7.	Monarch Casino & Resort, Inc.	2.3
8.	James River Group, Inc.	2.2
9.	Concur Technologies, Inc.	2.2
10.	Five Star Quality Care, Inc.	2.1

PORTFOLIO COMPOSITION***

Information Technology	24.5%
Financials	19.8
Consumer Discretionary	17.7
Industrials	15.8
Health Care	14.9
Energy	2.5
Consumer Staples	2.3
Investment Company	1.5
Short-Term Investments	1.0

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments as of June 30, 2007. The Fund’s composition is subject to change.

4   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2007

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	10/31/05
Without Sales Charge		8.74%	10.40%
With Sales Charge*		3.04	6.88
CLASS C SHARES	10/31/05
Without CDSC		8.15	9.83
With CDSC**		7.15	9.83
SELECT CLASS SHARES	10/31/05	9.03	10.70

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (10/31/05 TO 6/30/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on October 31, 2005.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Micro Cap Fund, Russell Microcap Index and Lipper Micro-Cap Funds Index from October 31, 2005 to June 30, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell Microcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Micro-Cap Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Microcap Index is an unmanaged, capitalization weighted price only index, which is comprised of 1,000 of the smallest stocks (on the basis of capitalization) in the small-cap Russell 2000 Index plus the next 1,000 smallest securities. The Lipper Micro-Cap Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Subsequent to the inception of the Fund through November 30, 2006, the Fund did not experience any shareholder purchase and sales activity. If such activity had occurred, the Fund’s performance may have been impacted.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2007        JPMORGAN SMALL CAP FUNDS   5

JPMorgan Small Cap Core Fund

FUND COMMENTARY
AS OF JUNE 30, 2007 (Unaudited)

FUND FACTS

Fund Inception	January 1, 1997
Fiscal Year End	June 30
Net Assets as of 6/30/2007 (In Thousands)	$1,016,826
Primary Benchmark	Russell 2000 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Small Cap Core Fund, which seeks capital growth over the long term, returned 15.97%* (Select Class Shares) over the 12 months ended June 30, 2007, compared to the 16.43% return for the Russell 2000 Index over the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark due to stock selection in the pharmaceutical and financial sectors. At the individual stock level, Universal Forest Products Inc., a lumber and building products supplier, negatively impacted results. The company’s shares declined as new house construction softened and demand dampened for building materials in the first half of the year. Adolor Corp., a drug development company, also hurt performance. The company’s shares lost value when a study suggested that its leading drug candidate, Entereg, could cause cardiovascular problems.

On the positive side, stock selection in the telecommunication and consumer cyclical sectors aided performance. At the individual stock level, apparel retailer Guess? Inc. provided strong stock performance, as the company grew earnings through increases in revenue and expanding margins. Priceline.com Inc., a travel website company, also helped returns. The company’s growth prospects for European business led analysts to upgrade the stock.

Q:	HOW WAS THE FUND MANAGED?

A:	We strive to add value exclusively through stock selection rather than sector, style or theme bets. To minimize sector risk, we typically only allow small deviations in the Fund’s sector weightings relative to the benchmark’s sector weights. We have found that minimizing sector bets is an effective way to reduce residual risk without impacting the ability to add performance. Finally, to control stock-specific risk, individual stock weights in the Fund are limited relative to the stock’s weight in the Russell 2000 Index.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Ceradyne, Inc.	1.3%
2.	Applied Industrial Technologies, Inc.	1.2
3.	Deluxe Corp.	1.1
4.	CF Industries Holdings, Inc.	1.1
5.	FelCor Lodging Trust, Inc.	1.1
6.	Terra Industries, Inc.	1.0
7.	Digital Realty Trust, Inc.	1.0
8.	priceline.com, Inc.	0.9
9.	Tupperware Brands Corp.	0.9
10.	Cash America International, Inc.	0.9

PORTFOLIO COMPOSITION***

Financials	20.3%
Industrials	16.6
Information Technology	15.6
Consumer Discretionary	15.4
Health Care	11.3
Materials	6.3
Energy	3.5
Telecommunication Services	2.6
Utilities	2.5
Consumer Staples	2.0
Short-Term Investments	3.9

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2007. The Fund’s composition is subject to change.

6   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2007

	INCEPTION DATE	1 YEAR	5 YEAR	10 YEAR
SELECT CLASS SHARES	01/01/97	15.97%	12.55%	7.25%

TEN YEAR PERFORMANCE (6/30/97 TO 6/30/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Small Cap Core Fund, Russell 2000 Index and Lipper Small-Cap Core Funds Index from June 30, 1997 to June 30, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Index is an unmanaged index, which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investor’s cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2007        JPMORGAN SMALL CAP FUNDS   7

JPMorgan Small Cap Equity Fund

FUND COMMENTARY
AS OF JUNE 30, 2007 (Unaudited)

FUND FACTS

Fund Inception	December 20, 1994
Fiscal Year End	June 30
Net Assets as of 6/30/2007 (In Thousands)	$1,510,229
Primary Benchmark	Russell 2000 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Small Cap Equity Fund, which seeks capital growth over the long term, returned 22.23%* (Class A Shares, no sales charge) over the 12 months ended June 30, 2007, compared to the 16.43% return for the Russell 2000 Index over the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to stock selection in the industrials and information technology sectors as well as an overweight in the materials sector. At the individual stock level, General Cable Corp., which designs, manufactures and markets copper, aluminum and fiber-optic wire and cable products, was among the contributors to performance. The company’s shares advanced as worldwide demand for electrical infrastructure contributed to double-digit revenue and earnings growth. These positive results were driven by increased demand, particularly for overhead transmission cables in the U.S. and Europe. Anixter International Inc., which distributes communication, specialty wire and cable products, also helped returns. The company reported a first-quarter profit increase due primarily to acquisitions and higher copper prices. The company also announced its acquisition of Eurofast SAS, an aerospace fastener distributor, which should provide an end market in Europe where it previously had little penetration. TransDigm Group Inc., a leading global designer, producer and supplier of highly engineered aircraft components, also supported performance. The company raised its fiscal year earnings guidance, citing current market conditions and solid performance through the first half of the year. The company also posted a second-quarter profit increase, driven by sales gains and improved productivity. These gains stemmed from recent acquisitions and strong sales results in the company’s existing aerospace commercial aftermarket as well as commercial business jet original equipment market.

On the negative side, stock selection in the financial sector, an overweight in the consumer staples sector and an underweight in the energy sector hurt returns. At the individual stock level, Hancock Holding Co., which operates banks in Mississippi, Louisiana and Florida, was among the detractors from performance. The company posted a decline in first-quarter profit due to slower loan and deposit growth. Lee Enterprises Inc., which publishes daily and weekly newspapers, also hurt returns. The company’s shares declined after reporting that it expects third-quarter earnings to be below expectations due to weak June revenue. Additionally, revenue at papers owned at least a year fell, as online advertising growth failed to offset lackluster revenue from national, auto and real estate ads. American Commercial Lines Inc., a marine transportation and manufacturing company, also negatively impacted performance. The company’s shares declined on concerns about weakness in the spot grain market and productivity in its boat manufacturing division.

Q:	HOW WAS THE FUND MANAGED?

A:	We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. Our aim is to identify undervalued small-cap companies with leading competitive positions and strong management. The research process is designed to identify companies that exhibit sustainable free cash flow, are in industries with high barriers to entry and have a proven management team. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Williams Scotsman International, Inc.	2.5%
2.	Anixter International, Inc.	2.3
3.	Silgan Holdings, Inc.	2.3
4.	TransDigm Group, Inc.	2.2
5.	Jarden Corp.	2.2
6.	Waste Connections, Inc.	2.1
7.	Universal Compression Holdings, Inc.	2.0
8.	ProAssurance Corp.	1.9
9.	Comfort Systems USA, Inc.	1.7
10.	General Cable Corp.	1.7

PORTFOLIO COMPOSITION***

Industrials	24.4%
Financials	17.2
Consumer Discretionary	15.7
Information Technology	11.2
Materials	9.2
Health Care	7.8
Energy	3.6
Consumer Staples	3.0
Utilities	2.1
Telecommunication Services	1.6
Short-Term Investment	4.2

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2007. The Fund’s composition is subject to change.

8   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	12/19/94
Without Sales Charge		22.23%	16.62%	11.23%
With Sales Charge*		15.80	15.37	10.64
CLASS B SHARES	03/28/95
Without CDSC		21.60	15.90	10.59
With CDSC**		16.60	15.67	10.59
CLASS C SHARES	02/19/05
Without CDSC		21.61	15.88	10.47
With CDSC***		20.61	15.88	10.47
CLASS R SHARES	05/15/06	22.84	17.21	11.79
SELECT CLASS SHARES	05/07/96	22.58	17.16	11.77

*	Sales Charge for Class A Shares is 5.25%.

**	Assume 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/97 TO 6/30/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to their inception date are based on the performance of the Class B Shares, whose expenses are substantially similar to those of Class C Shares. Returns for R Class prior to their inception date are based on the performance of the Select Class Shares. The actual returns of R Class Shares would have been different than those shown because R Class Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Equity Fund, Russell 2000 Index and Lipper Small-Cap Core Funds Index from June 30, 1997 to June 30, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Index is an unmanaged index, which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2007        JPMORGAN SMALL CAP FUNDS   9

JPMorgan Small Cap Growth Fund

FUND COMMENTARY
AS OF JUNE 30, 2007 (Unaudited)

FUND FACTS

Fund Inception	July 1, 1991
Fiscal Year End	June 30
Net Assets as of 6/30/2007 (In Thousands)	$588,997
Primary Benchmark	Russell 2000 Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Small Cap Growth Fund, which seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies, returned 17.09%* (Class A Shares, no sales charge) over the 12 months ended June 30, 2007, compared to the 16.83% return for the Russell 2000 Growth Index over the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to stock selection in the consumer discretionary, industrials and financial sectors. At the individual stock level, General Cable Corp., which designs, manufactures and markets copper, aluminum and fiber-optic wire and cable products, was among the contributors to performance. The company’s shares advanced as worldwide demand for electrical infrastructure contributed to double-digit revenue and earnings growth. These positive results were driven by increased demand, particularly for overhead transmission cables in the U.S. and Europe. Priceline.com, an online travel company, also helped returns. The company’s growth prospects for European business led analysts to upgrade the stock. GameStop Corp., which retails video games and PC entertainment software, also supported performance. The company reported fiscal first-quarter earnings that more than doubled due to sales of new gaming systems like Nintendo Wii and games like “Guitar Hero II.”

On the negative side, stock selection in the information technology, energy and materials sectors hurt returns. At the individual stock level, Globalstar Inc., a mobile satellite communication provider, was among the detractors from performance. The company reported that first-quarter earnings declined after negative news about the service life of its satellites hampered sales. NeuroMetrix Inc., which develops noninvasive testing for neuromuscular disorders, also hurt returns. The company’s shares declined as earnings came in below expectations. In addition, the company’s first-quarter loss widened on flat revenue and higher expenses due, in part, to Medicare reimbursement issues. Foundation Coal Holdings Inc., the fourth-largest coal producer in the U.S., also negatively impacted performance. The company’s shares declined after it reported a decrease in first-quarter earnings as lower average coal prices outweighed a modest increase in shipments.

Q:	HOW WAS THE FUND MANAGED?

A:	We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. Our aim is to identify growth companies with leading competitive positions, run by highly motivated and talented management. Potential investments are subjected to rigorous financial analysis. Furthermore, we believe that a disciplined valuation process is necessary to enhance long-term returns.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	General Cable Corp.	2.2%
2.	VeriFone Holdings, Inc.	1.8
3.	ArthroCare Corp.	1.6
4.	priceline.com, Inc.	1.6
5.	Adams Respiratory Therapeutics, Inc.	1.5
6.	ANSYS, Inc.	1.5
7.	Gentiva Health Services, Inc.	1.5
8.	Marlin Business Services Corp.	1.4
9.	DJO, Inc.	1.4
10.	Smith & Wesson Holding Corp.	1.4

PORTFOLIO COMPOSITION***

Information Technology	25.4%
Health Care	23.3
Consumer Discretionary	18.8
Financials	9.5
Industrials	9.2
Energy	6.6
Materials	2.9
Telecommunication Services	2.0
Consumer Staples	1.9
Short-Term Investment	0.4

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2007. The Fund’s composition is subject to change.

10   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	07/01/91
Without Sales Charge		17.09%	13.55%	9.31%
With Sales Charge*		10.95	12.32	8.72
CLASS B SHARES	09/12/94
Without CDSC		16.38	12.78	8.61
With CDSC**		11.38	12.53	8.61
CLASS C SHARES	11/04/97
Without CDSC		16.46	12.81	8.52
With CDSC***		15.46	12.81	8.52
SELECT CLASS SHARES	03/26/96	17.34	13.84	9.55
INSTITUTIONAL CLASS SHARES	02/19/05	17.49	13.90	9.58

*	Sales Charge for Class A Shares is 5.25%.

**	Assume 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/97 TO 6/30/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Historical performance shown for Class C Shares are based on the performance of Class A Shares, the original class offered. Prior class performance for Class C Shares has been adjusted to reflect the differences in expenses and sales charges between classes. Historical performance shown for Institutional Class Shares prior to their inception is based on the performance of Select Class Shares. The actual returns for Institutional Class Shares would have been different than those shown because Institutional Class Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Growth Fund, Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from June 30, 1997 to June 30, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2007        JPMORGAN SMALL CAP FUNDS   11

JPMorgan Small Cap Value Fund

FUND COMMENTARY
AS OF JUNE 30, 2007 (Unaudited)

FUND FACTS

Fund Inception	January 27, 1995
Fiscal Year End	June 30
Net Assets as of 6/30/2007 (In Thousands)	$958,957
Primary Benchmark	Russell 2000 Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Small Cap Value Fund, which seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies, returned 16.98%* (Select Class Shares) over the 12 months ended June 30, 2007, compared to the 16.05% return for the Russell 2000 Value Index over the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark due to stock selection in the retail and financial sectors. At the individual stock level, Terex Corp., a maker of heavy machinery for the mining and construction industries, was among the contributors to performance. The company’s management prudently deployed capital and enhanced the stock’s valuation metrics. In particular, the company’s shares benefited from a boom in commodity prices, which increased demand for its mining machines. GEO Group Inc., a correctional facilities operator, also helped returns. The company’s shares benefited from the incarceration of undocumented aliens, which increased the number of inmates in the prison system.

On the negative side, stock selection in the semiconductor and pharmaceutical sectors detracted from performance. At the individual stock level, Adolor Corp., a drug development company, hurt returns. The company’s shares lost value when a study suggested that its leading drug candidate, Entereg, could cause cardiovascular problems. BISYS Group Inc., which provides distribution services for mutual funds and insurance companies, also negatively impacted performance. The company was fined by the Securities and Exchange Commission for its questionable accounting practices.

Q:	HOW WAS THE FUND MANAGED?

A:	We strive to add value exclusively through stock selection rather than sector, style or theme bets. To minimize sector risk, we typically only allow small deviations in the Fund’s sector weightings relative to the benchmark’s sector weights. We have found that minimizing sector bets is an effective way to reduce residual risk without impacting the ability to add performance. Finally, to control stock- specific risk, individual stock weights in the Fund are limited relative to the stock’s weight in the Russell 2000 Value Index.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Sunstone Hotel Investors, Inc.	1.3%
2.	Nicor, Inc.	1.2
3.	Payless ShoeSource, Inc.	1.1
4.	Innkeepers USA Trust	1.1
5.	Greater Bay Bancorp	1.1
6.	UMB Financial Corp.	1.1
7.	Big Lots, Inc.	1.0
8.	World Acceptance Corp.	1.0
9.	EMCOR Group, Inc.	1.0
10.	Teleflex, Inc.	0.9

PORTFOLIO COMPOSITION***

Financials	31.3%
Information Technology	13.2
Industrials	12.7
Consumer Discretionary	12.4
Materials	7.7
Health Care	5.1
Utilities	4.4
Energy	3.9
Consumer Staples	3.5
Telecommunication Services	1.4
Short-Term Investments	4.4

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2007. The Fund’s composition is subject to change.

12   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	01/27/95
Without Sales Charge		16.68%	13.26%	11.97%
With Sales Charge*		10.58	12.05	11.37
CLASS B SHARES	01/27/95
Without CDSC		15.97	12.50	11.32
With CDSC**		10.97	12.25	11.32
CLASS C SHARES	03/22/99
Without CDSC		15.97	12.49	11.19
With CDSC***		14.97	12.49	11.19
CLASS R SHARES	05/15/06	17.10	13.57	12.26
SELECT CLASS SHARES	01/27/95	16.98	13.54	12.25
ULTRA SHARES	02/22/05	17.19	13.63	12.29

*	Sales Charge for Class A Shares is 5.25%.

**	Assume 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/97 TO 6/30/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The performance data includes the performance of the Pegasus Small Cap Opportunity Fund and its predecessors for the period before the consolidation with the Fund on March 22, 1999.

Returns for Class C, R Class and Ultra Shares prior to their inception dates are based on the performance of the Select Class Shares, the original class offered. All prior class performance for Class C Shares has been adjusted to reflect the differences in expenses and sales charges between classes. The actual returns of R Class and Ultra Shares would have been different than those shown because R Class and Ultra Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Small Cap Value Fund, Russell 2000 Value Index and Lipper Small-Cap Value Funds Index from June 30, 1997 to June 30, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 2000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Small-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2007        JPMORGAN SMALL CAP FUNDS   13

JPMorgan Strategic Small Cap Value Fund

FUND COMMENTARY
AS OF JUNE 30, 2007 (Unaudited)

FUND FACTS

Fund Inception	February 28, 2006
Fiscal Year End	June 30
Net Assets as of 6/30/2007 (In Thousands)	$6,132
Primary Benchmark	Russell 2000 Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Strategic Small Cap Value Fund, which seeks capital growth over the long term, returned 18.43%* (Select Class Shares) over the 12 months ended June 30, 2007, compared to the 16.05% return for the Russell 2000 Value Index over the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to stock selection in the financial, utility and information technology sectors. At the individual stock level, General Cable Corp., which designs, manufactures and markets copper, aluminum and fiber-optic wire and cable products, was among the contributors to performance. The company’s shares advanced as worldwide demand for electrical infrastructure contributed to double-digit revenue and earnings growth. These positive results were driven by increased demand, particularly for overhead transmission cables in the U.S. and Europe. CommScope Inc., which provides infrastructure solutions for communications networks, also helped returns. The company reported strong first-quarter profits, driven by robust demand across all segments. GameStop Corp., which retails video games and PC entertainment software, also supported performance. The company reported fiscal first-quarter earnings that more than doubled due to sales of new gaming systems like Nintendo Wii and games like “Guitar Hero II.”

On the negative side, stock selection in the energy, materials and healthcare sectors hurt returns. At the individual stock level, Brigham Exploration Company, an oil and gas company, was among the detractors from performance. The company experienced a first-quarter profit decline due primarily to unrealized derivative commodity losses. In addition, gains to revenue from increased production volumes and hedging settlements were partially offset by a decrease in the average natural gas equivalent price. Komag Inc., a designer, manufacturer and marketer of thin-film media disks, also hurt returns. The company reported a substantial operating loss in the second quarter due to significantly reduced revenue resulting from market pressures that affected unit volumes and average selling prices. Applied Micro Circuits Corp., a semiconductor and printed circuit board assembly producer, also negatively impacted performance. The company’s shares fell after stating that it expects fiscal fourth-quarter sales to decline on weaker revenue across all business segments. In addition, sales to distributors were down as distributors worked through an inventory excess.

Q:	HOW WAS THE FUND MANAGED?

A:	We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. Our strategy is based on a fundamentally driven analysis of companies. We employ a bottom-up approach to stock selection to identify those companies that we believe offer the greatest potential against their current market value. The strategy seeks to achieve superior stock selection by departing from the consensus view of future cash flow and being correct. Potential investments are subjected to rigorous financial analysis.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Marlin Business Services Corp.	3.0%
2.	Champion Enterprises, Inc.	2.9
3.	Vector Group Ltd.	2.9
4.	West Coast Bancorp	2.8
5.	CommScope, Inc.	2.6
6.	Oceaneering International, Inc.	2.5
7.	General Cable Corp.	2.5
8.	Energen Corp.	2.2
9.	Resource Capital Corp.	2.2
10.	Kaydon Corp.	2.1

PORTFOLIO COMPOSITION***

Financials	29.6%
Industrials	20.6
Information Technology	10.1
Consumer Discretionary	7.0
Materials	6.9
Consumer Staples	4.8
Energy	4.8
Health Care	4.4
Utilities	4.1
Telecommunication Services	1.2
Short-Term Investments	6.5

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments as of June 30, 2007. The Fund’s composition is subject to change.

14   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2007

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	02/28/06
Without Sales Charge		18.19%	13.80%
With Sales Charge*		11.96	9.30
CLASS C SHARES	02/28/06
Without CDSC		17.57	13.24
With CDSC**		16.57	13.24
SELECT CLASS SHARES	02/28/06	18.43	14.08

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (02/28/06 TO 6/30/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2006.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Strategic Small Cap Value Fund, Russell 2000 Value Index and Lipper Small-Cap Value Funds Index from February 28, 2006 to June 30, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 2000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Small-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Subsequent to the inception of the Fund through March 23, 2007, the Fund did not experience any shareholder purchase and sales activity. If such activity had occurred the Fund’s performance may have been impacted.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2007        JPMORGAN SMALL CAP FUNDS   15

JPMorgan U.S. Small Company Fund

FUND COMMENTARY
AS OF JUNE 30, 2007 (Unaudited)

FUND FACTS

Fund Inception	November 4, 1993
Fiscal Year End	June 30
Net Assets as of 6/30/2007 (In Thousands)	$121,884
Primary Benchmark	Russell 2000 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan U.S. Small Company Fund, which seeks high total return from a portfolio of small company stocks, returned 16.06%* (Institutional Class Shares) over the 12 months ended June 30, 2007, compared to the 16.43% return for the Russell 2000 Index over the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark due to stock selection in the pharmaceutical and financial sectors. At the individual stock level, Universal Forest Products Inc., a lumber and building products supplier, negatively impacted results. The company’s shares declined as new house construction softened and demand dampened for building materials in the first half of the year. Adolor Corp., a drug development company, also hurt performance. The company’s shares lost value when a study suggested that its leading drug candidate, Entereg, could cause cardiovascular problems.

On the positive side, stock selection in the telecommunication and consumer cyclical sectors aided performance. At the individual stock level, apparel retailer Guess? Inc. provided strong stock performance, as the company grew earnings through increases in revenue and expanding margins. Priceline.com Inc., a travel website company, also helped returns. The company’s growth prospects for European business led analysts to upgrade the stock.

Q:	HOW WAS THE FUND MANAGED?

A:	We strive to add value exclusively through stock selection rather than sector, style or theme bets. To minimize sector risk, we typically only allow small deviations in the Fund’s sectors weightings relative to the benchmark’s sector weights. We have found that minimizing sector bets is an effective way to reduce residual risk without impacting the ability to add performance. Finally, to control stock-specific risk, individual stock weights in the Fund are limited relative to the stock’s weight in the Russell 2000 Index.

Beginning August 15, 2007, the Fund will be managed more aggressively in an effort to seek higher returns for its shareholders, relative to its benchmark. Instead of identifying undervalued companies with strong business trends and stock momentum, the portfolio managers’ process will focus on identifying undervalued companies with high quality earnings, businesses and management teams. Initially, this change will result in significant portfolio turnover as the portfolio managers transition to fewer holdings.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Ceradyne, Inc.	1.3%
2.	Applied Industrial Technologies, Inc.	1.2
3.	Deluxe Corp.	1.2
4.	CF Industries Holdings, Inc.	1.2
5.	FelCor Lodging Trust, Inc.	1.1
6.	Terra Industries, Inc.	1.1
7.	Digital Realty Trust, Inc.	1.0
8.	Tupperware Brands Corp.	0.9
9.	priceline.com, Inc.	0.9
10.	Cash America International, Inc.	0.9

PORTFOLIO COMPOSITION***

Financials	21.0%
Industrials	17.2
Information Technology	16.2
Consumer Discretionary	15.9
Health Care	11.6
Materials	6.5
Energy	3.7
Telecommunication Services	2.7
Utilities	2.5
Consumer Staples	2.1
Short-Term Investments	0.6

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2007. The Fund’s composition is subject to change.

16   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
SELECT CLASS SHARES	09/10/01	15.87%	11.92%	7.49%
INSTITUTIONAL CLASS SHARES	11/04/93	16.06	12.11	7.68

TEN YEAR PERFORMANCE (6/30/97 TO 6/30/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 4, 1993 and prior to September 7, 2001, operated in a master feeder structure. Returns for the Institutional Class Shares prior to September 7, 2001 are calculated using the historical expenses of an institutional feeder, whose expenses are substantially similar to the expenses of the Institutional Class Shares.

Returns for the Select Class Shares prior to their inception are calculated using the historical expenses of a retail feeder, that was merged out of existence and whose expenses are substantially similar to the expenses of the Select Class Shares, from June 30, 1997 to September 10, 2001.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan U.S. Small Company Fund, Russell 2000 Index and Lipper Small-Cap Core Funds Index from June 30, 1997 to June 30, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2007        JPMORGAN SMALL CAP FUNDS   17

JPMorgan Dynamic Small Cap Growth Fund
    (formerly JPMorgan Dynamic Small Cap Fund)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.8%
	Common Stocks — 98.8%
	Aerospace & Defense — 0.8%
41	Heico Corp. (c)	1,725
	Air Freight & Logistics — 1.2%
102	UTI Worldwide, Inc.	2,722
	Biotechnology — 2.6%
51	BioMarin Pharmaceuticals, Inc. (a)	916
92	Myriad Genetics, Inc. (a) (c)	3,419
23	United Therapeutics Corp. (a) (c)	1,492
		5,827
	Capital Markets — 3.7%
43	Affiliated Managers Group, Inc. (a) (c)	5,575
68	Investment Technology Group, Inc. (a)	2,934
		8,509
	Commercial Banks — 0.7%
70	Bancorp, Inc. (a)	1,558
	Commercial Services & Supplies — 3.3%
44	GEO Group, Inc. (The) (a)	1,272
271	Interface, Inc., Class A	5,103
51	Taleo Corp., Class A (a)	1,151
		7,526
	Communications Equipment — 4.4%
28	F5 Networks, Inc. (a)	2,232
56	Polycom, Inc. (a)	1,885
46	Starent Networks Corp. (a)	675
159	ViaSat, Inc. (a)	5,104
		9,896
	Diversified Consumer Services — 0.5%
110	INVESTools, Inc. (a)	1,098
	Diversified Financial Services — 4.0%
332	Endeavor Acquisition Corp. (a) (c)	3,914
243	Marlin Business Services Corp. (a) (c)	5,170
		9,084
	Diversified Telecommunication Services — 2.6%
153	Cbeyond, Inc. (a)	5,907
	Electrical Equipment — 4.9%
76	Acuity Brands, Inc.	4,593
85	General Cable Corp. (a)	6,450
		11,043
	Energy Equipment & Services — 3.0%
66	Oceaneering International, Inc. (a)	3,459
47	Universal Compression Holdings, Inc. (a)	3,377
		6,836
	Food Products — 2.1%
424	SunOpta, Inc. (Canada) (a) (c)	4,732
	Health Care Equipment & Supplies — 6.0%
94	DJO, Inc. (a) (c)	3,892
27	Hologic, Inc. (a) (c)	1,491
72	Kyphon, Inc. (a) (c)	3,459
68	Mentor Corp. (c)	2,750
54	Meridian Bioscience, Inc.	1,173
79	Northstar Neuroscience, Inc. (a) (c)	915
		13,680
	Health Care Providers & Services — 5.5%
68	Chemed Corp.	4,504
175	Gentiva Health Services, Inc. (a) (c)	3,502
59	Healthways, Inc. (a) (c)	2,774
48	Psychiatric Solutions, Inc. (a) (c)	1,744
		12,524
	Health Care Technology — 1.0%
111	Omnicell, Inc. (a)	2,296
	Hotels, Restaurants & Leisure — 3.7%
42	Chipotle Mexican Grill, Inc., Class A (a) (c)	3,591
33	Red Robin Gourmet Burgers, Inc. (a) (c)	1,340
119	WMS Industries, Inc. (a) (c)	3,437
		8,368
	Household Durables — 1.9%
441	Champion Enterprises, Inc. (a) (c)	4,337
	Insurance — 2.8%
58	ProAssurance Corp. (a)	3,251
101	Security Capital Assurance Ltd. (Bermuda)	3,112
		6,363
	Internet & Catalog Retail — 3.0%
117	FTD Group, Inc.	2,153
67	priceline.com, Inc. (a) (c)	4,585
		6,738
	Internet Software & Services — 5.5%
92	DealerTrack Holdings, Inc. (a)	3,386
49	Digital River, Inc. (a)	2,215
209	Liquidity Services, Inc. (a)	3,923

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Internet Software & Services — Continued
157	Marchex, Inc., Class B (c)	2,565
37	TechTarget, Inc. (a)	481
		12,570
	IT Services — 5.1%
96	Gartner, Inc. (a)	2,368
57	Syntel, Inc. (c)	1,720
126	VeriFone Holdings, Inc. (a)	4,456
86	Wright Express Corp. (a)	2,937
		11,481
	Leisure Equipment & Products — 1.4%
191	Smith & Wesson Holding Corp. (a) (c)	3,201
	Life Sciences Tools & Services — 3.1%
44	Covance, Inc. (a)	3,044
189	Enzo Biochem, Inc. (a) (c)	2,818
96	Exelixis, Inc. (a) (c)	1,164
		7,026
	Marine — 1.8%
160	American Commercial Lines, Inc. (a)	4,167
	Media — 0.8%
171	Lions Gate Entertainment Corp. (Canada) (a) (c)	1,885
	Metals & Mining — 2.6%
31	Allegheny Technologies, Inc.	3,209
51	Century Aluminum Co. (a)	2,789
		5,998
	Oil, Gas & Consumable Fuels — 2.7%
59	Forest Oil Corp. (a)	2,502
92	Penn Virginia Corp. (c)	3,682
		6,184
	Personal Products — 1.2%
82	Bare Escentuals, Inc. (a)	2,802
	Pharmaceuticals — 0.6%
96	ViroPharma, Inc. (a)	1,328
	Real Estate Investment Trusts (REITs) — 2.0%
321	Resource Capital Corp. (c)	4,481
	Semiconductors & Semiconductor Equipment — 6.0%
127	Anadigics, Inc. (a) (c)	1,751
71	FormFactor, Inc. (a) (c)	2,708
56	Hittite Microwave Corp. (a)	2,401
55	Tessera Technologies, Inc. (a)	2,238
116	Varian Semiconductor Equipment Associates, Inc. (a)	4,651
		13,749
	Software — 3.1%
124	ANSYS, Inc. (a)	3,273
224	Nuance Communications, Inc. (a) (c)	3,742
		7,015
	Specialty Retail — 2.7%
65	GameStop Corp., Class A (a)	2,538
53	Hibbett Sports, Inc. (a) (c)	1,457
40	J. Crew Group, Inc. (a) (c)	2,164
		6,159
	Textiles, Apparel & Luxury Goods — 2.5%
181	Iconix Brand Group, Inc. (a)	4,027
38	Under Armour, Inc., Class A (a) (c)	1,744
		5,771
	Total Long-Term Investments (Cost $187,432)	224,586
Short-Term Investment — 0.3%
	Investment Company — 0.3%
637	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $637)	637

PRINCIPAL AMOUNT($)
Investments of Cash Collateral for Securities on Loan — 26.5%
	Certificate of Deposit — 0.3%
600	Natexis Banques Populaires, New York, FRN, 5.34%, 08/07/07	600
	Corporate Notes — 10.7%
1,000	Alliance and Leister plc, FRN, 5.33%, 07/29/08	1,000
2,000	Allstate Life Global Funding II, FRN, 5.32%, 07/29/08	2,000
2,000	Banque Federative du Credit Mutuel, FRN, 5.32%, 07/29/08	2,000
2,000	Beta Finance, Inc., FRN, 5.37%, 01/15/08	2,000
2,100	CDC Financial Products, Inc., FRN, 5.43%, 07/27/07	2,100
2,400	Citigroup Global Markets, Inc., FRN, 5.45%, 07/06/07	2,400
2,000	Comerica Corp., FRN, 5.31%, 11/13/07	2,000
1,500	Liberty Lighthouse U.S. Capital, FRN, 5.34%, 02/04/08	1,500

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN SMALL CAP FUNDS   19

JPMorgan Dynamic Small Cap Growth Fund
    (formerly JPMorgan Dynamic Small Cap Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
1,800	Links Finance LLC, FRN, 5.37%, 10/15/07	1,800
2,000	Metropolitan Life Global Funding, Inc., FRN, 5.31%, 07/29/08	2,000
2,500	Morgan Stanley, FRN, 5.56%, 07/29/08	2,500
2,000	Nationwide Building Society, FRN, 5.31%, 07/29/08	2,000
1,000	Sigma Finance, Inc., FRN, 5.37%, 10/24/07	1,000
		24,300
	Repurchase Agreements — 14.6%
8,242	Banc of America Securities LLC, 5.39%, dated 06/29/07, due date 07/02/07, repurchase price $8,246, collateralized by U.S. Government Agency Mortgages	8,242
12,500	Bear Stearns Cos., Inc., 5.38%, dated 06/29/07, due date 07/02/07, repurchase price $12,506, collateralized by U.S. Government Agency Mortgages	12,500
12,500	Credit Suisse First Boston LLC, 5.39%, dated 06/29/07, due date 07/02/07, repurchase price $12,506, collateralized by U.S. Government Agency Mortgages	12,500
		33,242
	Time Deposit — 0.9%
2,000	American Express Centurion, 5.32%, 07/31/07	2,000
	Total Investments of Cash Collateral for Securities on Loan (Cost $60,142)	60,142
	Total Investments — 125.6% (Cost $248,211)	285,365
	Liabilities in Excess of Other Assets — (25.6)%	(58,230)
	NET ASSETS — 100.0%	$227,135

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2007

JPMorgan Micro Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.5%
	Common Stocks — 97.9%
	Air Freight & Logistics — 1.4%
10	Forward Air Corp.	329
	Biotechnology — 1.2%
27	DUSA Pharmaceuticals, Inc. (a)	82
5	Myriad Genetics, Inc. (a)	183
		265
	Capital Markets — 1.8%
10	American Physicians Service Group, Inc.	180
13	Cowen Group, Inc. (a)	236
		416
	Commercial Banks — 4.1%
5	Alabama National Bancorp	285
14	AmericanWest Bancorp	260
10	Preferred Bank	397
		942
	Commercial Services & Supplies — 6.6%
17	Cornell Cos., Inc. (a)	425
37	Interface, Inc., Class A	692
23	On Assignment, Inc. (a)	242
10	PRG-Schultz International, Inc. (a)	156
		1,515
	Diversified Consumer Services — 1.3%
31	INVESTools, Inc. (a)	310
	Electronic Equipment & Instruments — 2.3%
29	Napco Security Systems, Inc. (a)	183
11	ScanSource, Inc. (a)	341
		524
	Energy Equipment & Services — 1.3%
5	Lufkin Industries, Inc.	301
	Food & Staples Retailing — 0.3%
4	Susser Holdings Corp. (a)	62
	Food Products — 0.9%
6	J & J Snack Foods Corp.	211
	Health Care Equipment & Supplies — 5.2%
64	HemoSense, Inc. (a)	573
12	NeuroMetrix, Inc. (a)	116
13	NMT Medical, Inc. (a)	154
11	Northstar Neuroscience, Inc. (a)	133
64	Synergetics USA, Inc. (a)	222
		1,198
	Health Care Providers & Services — 4.4%
9	American Dental Partners, Inc. (a)	223
61	Five Star Quality Care, Inc. (a)	484
7	Healthways, Inc. (a)	313
		1,020
	Hotels, Restaurants & Leisure — 12.2%
11	Ambassadors Group, Inc.	387
7	Benihana, Inc. (a)	144
14	Benihana, Inc., Class A (a)	287
13	Carrols Restaurant Group, Inc. (a)	192
9	Gaylord Entertainment Co. (a)	472
23	Great Wolf Resorts, Inc. (a)	323
20	Monarch Casino & Resort, Inc. (a)	524
4	Orient-Express Hotels Ltd., Class H (Bermuda)	227
107	Youbet.com, Inc. (a)	261
		2,817
	Insurance — 9.0%
8	American Physicians Capital, Inc. (a)	324
13	Darwin Professional Underwriters, Inc. (a)	317
16	James River Group, Inc.	520
4	ProAssurance Corp. (a)	250
20	ProCentury Corp.	338
6	RLI Corp.	316
		2,065
	Internet Software & Services — 10.1%
17	Bankrate, Inc. (a)	831
5	Equinix, Inc. (a)	424
24	Liquidity Services, Inc. (a)	444
17	PlanetOut, Inc. (a)	23
39	Spark Networks plc ADR (a)	211
16	Vocus, Inc. (a)	390
		2,323
	IT Services — 1.1%
35	SM&A Corp. (a)	243
	Leisure Equipment & Products — 1.5%
21	Smith & Wesson Holding Corp. (a)	353
	Life Sciences Tools & Services — 3.2%
12	Enzo Biochem, Inc. (a)	176
5	Illumina, Inc. (a)	213
61	Third Wave Technologies, Inc. (a)	358
		747

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN SMALL CAP FUNDS   21

JPMorgan Micro Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Machinery — 4.4%
9	Basin Water, Inc. (a)	74
11	Hardinge, Inc.	381
14	RBC Bearings, Inc. (a)	569
		1,024
	Oil, Gas & Consumable Fuels — 1.2%
8	GMX Resources, Inc. (a)	270
	Personal Products — 1.1%
16	Physicians Formula Holdings, Inc. (a)	249
	Pharmaceuticals — 0.9%
17	Somaxon Pharmaceuticals, Inc. (a)	209
	Real Estate Investment Trusts (REITs) — 1.3%
24	Quadra Realty Trust, Inc. (a)	298
	Real Estate Management & Development — 3.8%
24	FirstService Corp. (Canada) (a)	864
	Road & Rail — 1.6%
18	Knight Transportation, Inc.	358
	Semiconductors & Semiconductor Equipment — 1.8%
36	PDF Solutions, Inc. (a)	426
	Software — 9.4%
27	Callidus Software, Inc. (a)	216
22	Concur Technologies, Inc. (a)	503
51	Magma Design Automation, Inc. (a)	710
35	SumTotal Systems, Inc. (a)	278
27	Unica Corp. (a)	448
		2,155
	Specialty Retail — 1.5%
5	Franklin Covey Co. (a)	38
34	Shoe Pavilion, Inc. (a)	99
35	Wet Seal, Inc. (The), Class A (a)	212
		349
	Textiles, Apparel & Luxury Goods — 1.2%
39	Ashworth, Inc. (a)	276
	Trading Companies & Distributors — 1.8%
16	Interline Brands, Inc. (a)	425
	Total Common Stocks (Cost $20,585)	22,544
	Investment Company — 1.6%
4	iShares Russell 2000 Index Fund (Cost $343)	352
	Total Long-Term Investments (Cost $20,928)	22,896
Short Term Investment — 0.9%
	Investment Company — 0.9%
228	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $228)	228
	Total Investments — 100.4% (Cost $21,156)	23,124
	Liabilities in Excess of Other Assets — (0.4)%	(84)
	NET ASSETS — 100.0%	$23,040

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2007

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 96.0%
	Common Stocks — 96.0%
	Aerospace & Defense — 2.9%
172	Ceradyne, Inc. (a) (c)	12,736
25	Curtiss-Wright Corp. (c)	1,179
93	Esterline Technologies Corp. (a) (c)	4,512
24	Heico Corp. (c)	997
168	Moog, Inc., Class A (a) (c)	7,426
30	Orbital Sciences Corp. (a)	628
14	Triumph Group, Inc. (c)	910
17	United Industrial Corp. (c)	1,032
		29,420
	Air Freight & Logistics — 0.2%
64	Hub Group, Inc., Class A (a)	2,247
	Airlines — 0.9%
34	Alaska Air Group, Inc. (a)	942
198	ExpressJet Holdings, Inc. (a) (c)	1,185
204	Republic Airways Holdings, Inc. (a)	4,147
134	SkyWest, Inc.	3,196
		9,470
	Auto Components — 0.9%
75	Aftermarket Technology Corp. (a)	2,235
58	ArvinMeritor, Inc.	1,283
7	Sauer-Danfoss, Inc.	211
47	Standard Motor Products, Inc.	708
138	Tenneco, Inc. (a)	4,850
		9,287
	Beverages — 0.1%
64	National Beverage Corp. (a) (c)	731
	Biotechnology — 2.6%
69	Acadia Pharmaceuticals, Inc. (a) (c)	947
39	Alexion Pharmaceuticals, Inc. (a) (c)	1,762
69	Alkermes, Inc. (a) (c)	1,006
74	Arena Pharmaceuticals, Inc. (a) (c)	813
67	BioMarin Pharmaceuticals, Inc. (a)	1,195
47	Cell Genesys, Inc. (a) (c)	158
33	CombinatoRx, Inc. (a)	205
84	Cubist Pharmaceuticals, Inc. (a) (c)	1,656
49	GTx, Inc. (a) (c)	795
78	Human Genome Sciences, Inc. (a) (c)	691
81	Incyte Corp. (a)	487
68	Keryx Biopharmaceuticals, Inc. (a) (c)	661
80	LifeCell Corp. (a) (c)	2,452
45	MannKind Corp. (a) (c)	552
35	Martek Biosciences Corp. (a) (c)	917
89	Medarex, Inc. (a) (c)	1,269
80	Myriad Genetics, Inc. (a) (c)	2,968
69	Onyx Pharmaceuticals, Inc. (a) (c)	1,856
37	Progenics Pharmaceuticals, Inc. (a) (c)	800
83	Regeneron Pharmaceuticals, Inc. (a)	1,486
40	Telik, Inc. (a) (c)	136
31	Theravance, Inc. (a) (c)	998
41	United Therapeutics Corp. (a) (c)	2,614
		26,424
	Building Products — 0.9%
46	Goodman Global, Inc. (a)	1,020
171	Insteel Industries, Inc. (c)	3,078
55	NCI Building Systems, Inc. (a) (c)	2,694
59	Universal Forest Products, Inc. (c)	2,510
		9,302
	Capital Markets — 1.2%
19	Calamos Asset Management, Inc., Class A	480
134	Knight Capital Group, Inc., Class A (a)	2,219
39	Kohlberg Capital Corp.	731
47	MCG Capital Corp. (c)	750
22	optionsXpress Holdings, Inc.	552
9	Piper Jaffray Cos. (a)	524
126	SWS Group, Inc.	2,718
138	Technology Investment Capital Corp. (c)	2,172
12	TradeStation Group, Inc. (a) (c)	142
85	Waddell & Reed Financial, Inc.	2,214
		12,502
	Chemicals — 3.3%
19	Balchem Corp. (c)	337
192	CF Industries Holdings, Inc.	11,511
98	H.B. Fuller Co.	2,938
132	Hercules, Inc. (a)	2,588
26	Kronos Worldwide, Inc. (c)	646
74	Spartech Corp.	1,957
416	Terra Industries, Inc. (a)	10,575
119	W.R. Grace & Co. (a) (c)	2,917
		33,469
	Commercial Banks — 4.9%
11	1st Source Corp.	284
43	Ameris Bancorp (c)	972
8	Associated Banc-Corp.	274
10	BancFirst Corp. (c)	445

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN SMALL CAP FUNDS   23

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Commercial Banks — Continued
45	Banco Latinoamericano de Exportaciones S.A. (Panama)	846
23	Bank of Granite Corp. (c)	391
12	Capital Corp. of the West (c)	292
28	Center Financial Corp. (c)	467
43	Central Pacific Financial Corp. (c)	1,419
18	Citizens Banking Corp.	330
47	City Holding Co.	1,805
26	Columbia Banking System, Inc. (c)	746
22	Community Bancorp (a)	621
66	Community Bank System, Inc. (c)	1,319
19	Community Trust Bancorp, Inc.	624
172	First Bancorp (c)	1,890
15	First Community Bancshares, Inc. (c)	459
39	First Regional Bancorp (a)	985
29	First Republic Bank	1,562
12	FNB Corp. (c)	413
36	Glacier Bancorp, Inc. (c)	741
14	Great Southern Bancorp, Inc. (c)	381
45	Greater Bay Bancorp	1,253
9	Greene County Bancshares, Inc. (c)	281
193	Hanmi Financial Corp.	3,288
17	Heritage Commerce Corp. (c)	403
11	Horizon Financial Corp. (c)	238
90	IBERIABANK Corp. (c)	4,451
63	Independent Bank Corp.	1,090
48	International Bancshares Corp. (c)	1,220
17	Intervest Bancshares Corp.	476
26	Lakeland Financial Corp. (c)	542
8	Mercantile Bank Corp. (c)	228
168	Nara Bancorp, Inc. (c)	2,673
26	NBT Bancorp, Inc. (c)	591
38	Pacific Capital Bancorp (c)	1,033
26	Peoples Bancorp, Inc. (c)	690
85	R&G Financial Corp., Class B (a) (c)	314
8	Renasant Corp. (c)	187
6	Republic Bancorp, Inc., Class A (c)	105
8	Santander BanCorp (c)	120
4	Sierra BanCorp (c)	110
14	Simmons First National Corp., Class A	373
4	Smithtown Bancorp, Inc.	95
66	Southwest Bancorp, Inc.	1,575
194	Sterling Bancshares, Inc.	2,189
66	Sterling Financial Corp. (c)	1,899
28	Taylor Capital Group, Inc.	760
13	TriCo Bancshares (c)	300
297	W Holding Co., Inc. (c)	785
67	West Coast Bancorp	2,039
67	Westamerica Bancorp (c)	2,969
37	Wilshire Bancorp, Inc. (c)	453
		49,996
	Commercial Services & Supplies — 4.7%
36	COMSYS IT Partners, Inc. (a)	830
55	Consolidated Graphics, Inc. (a)	3,811
284	Deluxe Corp.	11,529
39	Ennis, Inc.	922
111	GEO Group, Inc. (The) (a)	3,239
45	Heidrick & Struggles International, Inc. (a)	2,285
89	Herman Miller, Inc.	2,809
64	Hudson Highland Group, Inc. (a)	1,358
34	ICF International, Inc. (a)	684
330	IKON Office Solutions, Inc.	5,155
188	Kforce, Inc. (a)	3,008
43	Knoll, Inc.	952
76	Korn/Ferry International (a)	2,004
82	Labor Ready, Inc. (a)	1,891
31	Navigant Consulting, Inc. (a)	578
126	TeleTech Holdings, Inc. (a)	4,089
26	United Stationers, Inc. (a)	1,719
33	Volt Information Sciences, Inc. (a) (c)	611
1	Waste Connections, Inc. (a)	27
		47,501
	Communications Equipment — 2.7%
163	3Com Corp. (a)	673
252	Arris Group, Inc. (a)	4,431
54	Avocent Corp. (a)	1,555
21	Bel Fuse, Inc., Class B	725
36	Black Box Corp.	1,490
36	C-COR, Inc. (a)	512
15	Digi International, Inc. (a) (c)	226
24	Ditech Networks, Inc. (a)	193
83	Extreme Networks, Inc. (a)	335
160	Finisar Corp. (a) (c)	603
73	Foundry Networks, Inc. (a)	1,218
49	Harmonic, Inc. (a) (c)	431
188	Inter-Tel, Inc.	4,506
57	InterDigital Communications Corp. (a) (c)	1,827
20	MasTec, Inc. (a) (c)	320
92	MRV Communications, Inc. (a) (c)	298

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Communications Equipment — Continued
39	NETGEAR, Inc. (a) (c)	1,410
13	Packeteer, Inc. (a) (c)	101
90	Plantronics, Inc. (c)	2,360
51	Polycom, Inc. (a)	1,724
43	Powerwave Technologies, Inc. (a) (c)	285
35	Sonus Networks, Inc. (a) (c)	297
107	Symmetricom, Inc. (a) (c)	901
58	Tekelec (a) (c)	829
78	UTStarcom, Inc. (a) (c)	435
		27,685
	Computers & Peripherals — 1.2%
38	Adaptec, Inc. (a) (c)	146
15	Electronics for Imaging, Inc. (a)	409
225	Emulex Corp. (a)	4,919
94	Gateway, Inc. (a) (c)	150
36	Hypercom Corp. (a) (c)	213
59	Imation Corp.	2,156
36	Intevac, Inc. (a) (c)	765
63	Novatel Wireless, Inc. (a)	1,650
68	Palm, Inc. (a) (c)	1,090
60	Quantum Corp. (a)	190
28	Synaptics, Inc. (a) (c)	1,013
		12,701
	Construction & Engineering — 0.5%
78	Perini Corp. (a)	4,805
	Construction Materials — 0.1%
31	Headwaters, Inc. (a) (c)	532
79	U.S. Concrete, Inc. (a) (c)	685
		1,217
	Consumer Finance — 2.3%
79	Advance America Cash Advance Centers, Inc.	1,398
46	Advanta Corp., Class B	1,425
225	Cash America International, Inc.	8,901
43	CompuCredit Corp. (a) (c)	1,495
156	Dollar Financial Corp. (a)	4,445
72	EZCORP, Inc., Class A (a)	953
27	First Cash Financial Services, Inc. (a)	621
42	Nelnet, Inc., Class A	1,029
63	World Acceptance Corp. (a) (c)	2,679
		22,946
	Containers & Packaging — 1.0%
20	AEP Industries, Inc. (a) (m)	914
29	Greif, Inc., Class A	1,711
151	Myers Industries, Inc.	3,343
24	Rock-Tenn Co., Class A	761
57	Silgan Holdings, Inc.	3,140
		9,869
	Diversified Consumer Services — 0.2%
46	Vertrue, Inc. (a) (c)	2,258
	Diversified Financial Services — 0.2%
23	Asta Funding, Inc. (c)	896
19	Marlin Business Services Corp. (a) (c)	394
35	Medallion Financial Corp.	416
		1,706
	Diversified Telecommunication Services — 1.8%
1,079	Cincinnati Bell, Inc. (a)	6,239
71	CT Communications, Inc. (c)	2,172
32	Golden Telecom, Inc. (Russia) (c)	1,744
517	Premiere Global Services, Inc. (a)	6,731
67	Time Warner Telecom, Inc., Class A (a)	1,353
		18,239
	Electric Utilities — 0.7%
130	El Paso Electric Co. (a)	3,193
11	UIL Holdings Corp. (c)	358
168	Westar Energy, Inc.	4,084
		7,635
	Electrical Equipment — 1.0%
27	A.O. Smith Corp. (c)	1,093
48	Acuity Brands, Inc.	2,875
53	Evergreen Solar, Inc. (a) (c)	492
25	Power-One, Inc. (a) (c)	101
128	Regal-Beloit Corp. (c)	5,967
		10,528
	Electronic Equipment & Instruments — 2.3%
68	Aeroflex, Inc. (a) (c)	958
68	Agilysys, Inc.	1,539
91	Anixter International, Inc. (a) (c)	6,859
91	Benchmark Electronics, Inc. (a)	2,063
32	Checkpoint Systems, Inc. (a)	803
67	CTS Corp. (c)	848
7	Echelon Corp. (a) (c)	108
51	Insight Enterprises, Inc. (a)	1,142
41	Itron, Inc. (a) (c)	3,219
32	KEMET Corp. (a)	225
35	Methode Electronics, Inc.	543

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN SMALL CAP FUNDS   25

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Electronic Equipment & Instruments — Continued
52	Plexus Corp. (a)	1,202
16	RadiSys Corp. (a) (c)	199
12	Rofin-Sinar Technologies, Inc. (a) (c)	842
52	Technitrol, Inc.	1,491
101	TTM Technologies, Inc. (a)	1,317
		23,358
	Energy Equipment & Services — 2.5%
27	Basic Energy Services, Inc. (a)	698
228	Grey Wolf, Inc. (a)	1,879
124	Gulfmark Offshore, Inc. (a)	6,331
53	Hanover Compressor Co. (a) (c)	1,260
28	Hercules Offshore, Inc. (a) (c)	913
56	Input/Output, Inc. (a) (c)	877
21	Lufkin Industries, Inc.	1,330
24	Matrix Service Co. (a)	601
25	Newpark Resources, Inc. (a) (c)	193
49	Oil States International, Inc. (a) (c)	2,042
144	Parker Drilling Co. (a)	1,522
64	RPC, Inc. (c)	1,094
30	T-3 Energy Services, Inc. (a)	990
126	Trico Marine Services, Inc. (a)	5,130
42	Union Drilling, Inc. (a) (c)	685
		25,545
	Food & Staples Retailing — 1.0%
69	Nash Finch Co. (c)	3,400
84	Pantry, Inc. (The) (a) (c)	3,891
79	Spartan Stores, Inc.	2,587
		9,878
	Gas Utilities — 1.2%
47	New Jersey Resources Corp. (c)	2,378
48	Nicor, Inc. (c)	2,039
35	Northwest Natural Gas Co. (c)	1,630
40	South Jersey Industries, Inc.	1,422
77	Southwest Gas Corp. (c)	2,586
53	WGL Holdings, Inc. (c)	1,714
		11,769
	Health Care Equipment & Supplies — 2.4%
106	CONMED Corp. (a)	3,110
31	Haemonetics Corp. (a)	1,647
50	Hologic, Inc. (a) (c)	2,765
85	Immucor, Inc. (a)	2,371
35	Integra LifeSciences Holdings Corp. (a) (c)	1,720
18	Inverness Medical Innovations, Inc. (a) (c)	918
24	Kyphon, Inc. (a) (c)	1,136
37	Medical Action Industries, Inc. (a)	672
22	Mentor Corp. (c)	875
52	NeuroMetrix, Inc. (a) (c)	503
16	Palomar Medical Technologies, Inc. (a) (c)	559
35	PolyMedica Corp.	1,438
130	STERIS Corp.	3,978
17	SurModics, Inc. (a) (c)	870
95	Thoratec Corp. (a) (c)	1,747
		24,309
	Health Care Providers & Services — 3.4%
126	Alliance Imaging, Inc. (a)	1,187
78	AMERIGROUP Corp. (a)	1,849
183	AMN Healthcare Services, Inc. (a) (c) (m)	4,019
58	Apria Healthcare Group, Inc. (a)	1,677
85	Centene Corp. (a)	1,810
30	Emergency Medical Services Corp. (a)	1,174
125	Five Star Quality Care, Inc. (a) (c)	994
29	Genesis HealthCare Corp. (a)	2,012
199	Gentiva Health Services, Inc. (a) (c)	3,996
80	inVentiv Health, Inc. (a) (c)	2,943
48	Kindred Healthcare, Inc. (a)	1,468
28	LCA-Vision, Inc. (c)	1,337
11	LHC Group, Inc. (a) (c)	280
21	Magellan Health Services, Inc. (a)	962
10	Molina Healthcare, Inc. (a)	302
150	PSS World Medical, Inc. (a) (c)	2,728
52	Psychiatric Solutions, Inc. (a) (c)	1,867
52	Res-Care, Inc. (a)	1,104
51	Sunrise Senior Living, Inc. (a) (c)	2,028
43	Symbion, Inc. (a)	927
		34,664
	Health Care Technology — 0.6%
9	Computer Programs & Systems, Inc. (c)	291
145	Omnicell, Inc. (a)	3,017
157	Trizetto Group (a) (c)	3,036
		6,344
	Hotels, Restaurants & Leisure — 1.5%
25	Bob Evans Farms, Inc.	936
58	CBRL Group, Inc. (c)	2,443
182	Domino’s Pizza, Inc.	3,332
19	Dover Downs Gaming & Entertainment, Inc. (c)	290
66	Jack in the Box, Inc. (a)	4,682

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Hotels, Restaurants & Leisure — Continued
27	Monarch Casino & Resort, Inc. (a) (c)	720
109	Ruby Tuesday, Inc. (c)	2,865
39	Triarc Cos., Inc., Class B	606
		15,874
	Household Durables — 1.9%
113	Champion Enterprises, Inc. (a) (c)	1,106
1	CSS Industries, Inc.	44
18	Ethan Allen Interiors, Inc. (c)	613
77	Helen of Troy Ltd. (Bermuda) (a)	2,071
50	Kimball International, Inc., Class B	698
221	Tempur-Pedic International, Inc. (c)	5,726
324	Tupperware Brands Corp.	9,300
		19,558
	Industrial Conglomerates — 0.2%
57	Walter Industries, Inc.	1,648
	Insurance — 3.4%
28	American Physicians Capital, Inc. (a)	1,114
42	Argonaut Group, Inc.	1,298
74	Aspen Insurance Holdings Ltd. (Bermuda)	2,069
56	Commerce Group, Inc.	1,927
126	Delphi Financial Group, Inc.	5,274
35	LandAmerica Financial Group, Inc. (c)	3,406
48	Max Capital Group Ltd. (Bermuda)	1,356
68	Meadowbrook Insurance Group, Inc. (a)	742
26	National Financial Partners Corp. (c)	1,213
3	Navigators Group, Inc. (a) (c)	162
31	Odyssey Re Holdings Corp.	1,312
58	Platinum Underwriters Holdings Ltd. (Bermuda)	2,005
245	PMA Capital Corp., Class A (a) (c)	2,620
70	Safety Insurance Group, Inc.	2,898
68	Selective Insurance Group (c)	1,817
117	Zenith National Insurance Corp.	5,512
		34,725
	Internet & Catalog Retail — 1.1%
115	FTD Group, Inc.	2,125
135	priceline.com, Inc. (a) (c)	9,307
		11,432
	Internet Software & Services — 1.5%
56	Ariba, Inc. (a) (c)	556
32	Art Technology Group, Inc. (a)	84
387	CMGI, Inc. (a) (c)	755
182	CNET Networks, Inc. (a)	1,488
33	Digital River, Inc. (a)	1,484
22	Imergent, Inc. (c)	536
60	Interwoven, Inc. (a) (c)	838
22	iPass, Inc. (a) (c)	120
63	j2 Global Communications, Inc. (a) (c)	2,199
46	RealNetworks, Inc. (a)	375
250	United Online, Inc.	4,124
76	ValueClick, Inc. (a)	2,242
		14,801
	IT Services — 1.4%
97	Authorize.Net Holdings, Inc. (a)	1,732
45	CACI International, Inc., Class A (a) (c)	2,203
137	CIBER, Inc. (a)	1,123
30	Covansys Corp. (a)	1,014
42	CSG Systems International, Inc. (a)	1,124
46	Gartner, Inc. (a)	1,139
45	infoUSA, Inc.	461
13	Lionbridge Technologies, Inc. (a) (c)	74
56	ManTech International Corp., Class A (a)	1,711
95	Perot Systems Corp., Class A (a)	1,624
88	SYKES Enterprises, Inc. (a)	1,662
		13,867
	Leisure Equipment & Products — 1.4%
260	JAKKS Pacific, Inc. (a) (c)	7,322
200	K2, Inc. (a)	3,039
64	RC2 Corp. (a) (c)	2,573
32	Steinway Musical Instruments, Inc.	1,090
		14,024
	Life Sciences Tools & Services — 1.0%
16	Advanced Magnetics, Inc. (a) (c)	913
8	Bio-Rad Laboratories, Inc., Class A (a)	635
290	Exelixis, Inc. (a)	3,512
65	Illumina, Inc. (a) (c)	2,626
13	Kendle International, Inc. (a) (c)	489
30	Medivation, Inc. (a) (c)	611
140	Nektar Therapeutics (a) (c)	1,328
		10,114
	Machinery — 3.1%
58	Accuride Corp. (a)	892
55	Astec Industries, Inc. (a)	2,318
132	Barnes Group, Inc. (c)	4,182
35	Cascade Corp.	2,730
29	CIRCOR International, Inc.	1,189

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN SMALL CAP FUNDS   27

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Machinery — Continued
116	EnPro Industries, Inc. (a)	4,951
18	FreightCar America, Inc. (c)	866
18	Middleby Corp. (a) (c)	1,089
20	Miller Industries, Inc. (a) (c)	499
22	NACCO Industries, Inc., Class A	3,436
30	Valmont Industries, Inc.	2,146
26	Watts Water Technologies, Inc., Class A (c)	963
166	Westinghouse Air Brake Technologies Corp.	6,071
		31,332
	Marine — 0.4%
83	Excel Maritime Carriers Ltd. (Greece)	2,090
55	Genco Shipping & Trading Ltd. (c)	2,269
6	Horizon Lines Inc., Class A	197
		4,556
	Media — 2.1%
42	Belo Corp., Class A	859
31	Catalina Marketing Corp.	980
357	Charter Communications, Inc., Class A (a) (c)	1,445
34	Entercom Communications Corp.	849
74	Entravision Communications Corp., Class A (a)	769
38	Gray Television, Inc.	350
92	Harris Interactive, Inc. (a)	491
67	Lee Enterprises, Inc.	1,406
52	Lin TV Corp., Class A (a)	976
166	LodgeNet Entertainment Corp. (a) (c)	5,316
65	Marvel Entertainment, Inc. (a) (c)	1,643
49	Scholastic Corp. (a)	1,761
247	Sinclair Broadcast Group, Inc., Class A	3,509
34	Valassis Communications, Inc. (a)	591
		20,945
	Metals & Mining — 1.9%
29	Century Aluminum Co. (a)	1,606
79	Metal Management, Inc.	3,473
91	Olympic Steel, Inc. (c)	2,617
119	Quanex Corp.	5,789
145	Ryerson, Inc. (c)	5,444
6	Schnitzer Steel Industries, Inc. (c)	264
		19,193
	Multi-Utilities — 0.6%
53	Avista Corp.	1,146
28	Black Hills Corp. (c)	1,121
122	PNM Resources, Inc.	3,377
		5,644
	Multiline Retail — 0.2%
39	Bon-Ton Stores, Inc. (The) (c)	1,570
	Oil, Gas & Consumable Fuels — 1.0%
61	Alon USA Energy, Inc. (c)	2,680
14	ATP Oil & Gas Corp. (a) (c)	657
33	Penn Virginia Corp.	1,326
61	PetroHawk Energy Corp. (a)	969
36	Swift Energy Co. (a) (c)	1,518
68	USEC, Inc. (a)	1,484
107	VAALCO Energy, Inc. (a) (c)	516
17	World Fuel Services Corp.	694
		9,844
	Personal Products — 0.2%
96	American Oriental Bioengineering, Inc. (China) (a) (c)	857
45	Elizabeth Arden, Inc. (a)	1,087
		1,944
	Pharmaceuticals — 1.2%
52	Adams Respiratory Therapeutics, Inc. (a) (c)	2,056
38	Alpharma, Inc., Class A	999
66	Auxilium Pharmaceuticals, Inc. (a) (c)	1,052
21	Bentley Pharmaceuticals, Inc. (a) (c)	257
67	Bradley Pharmaceuticals, Inc. (a) (c)	1,444
59	Cardiome Pharma Corp. (Canada) (a) (c)	544
88	Cypress Bioscience, Inc. (a) (c)	1,163
50	DURECT Corp. (a) (c)	192
29	Par Pharmaceutical Cos., Inc. (a) (c)	807
15	Salix Pharmaceuticals Ltd. (a) (c)	186
66	Valeant Pharmaceuticals International	1,095
196	ViroPharma, Inc. (a)	2,706
		12,501
	Real Estate Investment Trusts (REITs) — 6.6%
33	American Home Mortgage Investment Corp. (c)	599
118	Anthracite Capital, Inc. (c)	1,383
90	Ashford Hospitality Trust, Inc.	1,061
20	BioMed Realty Trust, Inc. (c)	510
55	Cousins Properties, Inc. (c)	1,581
272	Digital Realty Trust, Inc.	10,238
123	Equity Inns, Inc.	2,757
424	FelCor Lodging Trust, Inc.	11,026
85	First Potomac Realty Trust (m)	1,989
53	Glimcher Realty Trust (c)	1,318
169	GMH Communities Trust	1,641
106	Gramercy Capital Corp. (c)	2,922

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Real Estate Investment Trusts (REITs) — Continued
57	Highland Hospitality Corp.	1,100
27	Home Properties, Inc.	1,423
232	Innkeepers USA Trust	4,112
28	LaSalle Hotel Properties	1,224
125	Lexington Realty Trust (c)	2,596
218	Nationwide Health Properties, Inc. (c)	5,916
104	Pennsylvania Real Estate Investment Trust (c)	4,619
32	Post Properties, Inc.	1,653
17	PS Business Parks, Inc., Class A	1,077
35	RAIT Financial Trust	916
21	Saul Centers, Inc. (c)	961
174	Sunstone Hotel Investors, Inc.	4,943
		67,565
	Road & Rail — 0.4%
17	Arkansas Best Corp. (c)	666
7	Old Dominion Freight Line (a)	210
101	Saia, Inc. (a)	2,761
		3,637
	Semiconductors & Semiconductor Equipment — 4.0%
7	Actel Corp. (a) (c)	99
76	Advanced Energy Industries, Inc. (a)	1,722
114	AMIS Holdings, Inc. (a)	1,430
550	Amkor Technology, Inc. (a) (c)	8,655
123	Applied Micro Circuits Corp. (a) (c)	307
111	Asyst Technologies, Inc. (a)	803
29	Axcelis Technologies, Inc. (a)	186
80	Brooks Automation, Inc. (a)	1,443
123	Cirrus Logic, Inc. (a)	1,024
165	Conexant Systems, Inc. (a)	227
61	Credence Systems Corp. (a) (c)	220
39	Diodes, Inc. (a) (c)	1,633
83	Entegris, Inc. (a) (c)	984
37	IXYS Corp. (a) (c)	307
84	Kulicke & Soffa Industries, Inc. (a) (c)	875
35	Lattice Semiconductor Corp. (a)	198
14	LTX Corp. (a)	78
95	Mattson Technology, Inc. (a) (c)	919
96	Micrel, Inc.	1,224
33	Microsemi Corp. (a) (c)	783
89	MIPS Technologies, Inc. (a) (c)	783
50	MKS Instruments, Inc. (a)	1,382
22	OmniVision Technologies, Inc. (a) (c)	398
364	ON Semiconductor Corp. (a) (c)	3,905
17	Photronics, Inc. (a)	253
110	PMC-Sierra, Inc. (a) (c)	850
82	RF Micro Devices, Inc. (a) (c)	512
11	Semitool, Inc. (a) (c)	110
52	Semtech Corp. (a)	905
100	Silicon Image, Inc. (a)	861
72	Silicon Storage Technology, Inc. (a)	269
142	Skyworks Solutions, Inc. (a)	1,042
20	Standard Microsystems Corp. (a) (c)	701
14	Supertex, Inc. (a) (c)	451
103	Techwell, Inc. (a)	1,351
189	Zoran Corp. (a)	3,788
		40,678
	Software — 2.5%
158	Actuate Corp. (a)	1,073
17	Ansoft Corp. (a) (c)	489
47	ANSYS, Inc. (a)	1,248
206	Aspen Technology, Inc. (a)	2,880
36	Epicor Software Corp. (a)	532
19	EPIQ Systems, Inc. (a) (c)	301
16	eSpeed, Inc., Class A (a) (c)	138
33	i2 Technologies, Inc. (a) (c)	608
76	Informatica Corp. (a) (c)	1,127
14	InterVoice, Inc. (a)	114
25	JDA Software Group, Inc. (a)	481
18	Macrovision Corp. (a) (c)	535
41	Magma Design Automation, Inc. (a)	578
18	Manhattan Associates, Inc. (a)	511
64	Mentor Graphics Corp. (a)	838
23	MicroStrategy, Inc. (a)	2,145
75	Nuance Communications, Inc. (a) (c)	1,258
125	Parametric Technology Corp. (a)	2,705
8	Pegasystems, Inc. (c)	89
102	Progress Software Corp. (a) (c)	3,249
29	Secure Computing Corp. (a)	216
52	Smith Micro Software, Inc. (a) (c)	777
7	SPSS, Inc. (a)	291
117	Sybase, Inc. (a)	2,788
44	TIBCO Software, Inc. (a)	396
28	Wind River Systems, Inc. (a)	307
		25,674

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN SMALL CAP FUNDS   29

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Specialty Retail — 3.6%
18	Aeropostale, Inc. (a)	759
168	Asbury Automotive Group, Inc.	4,197
155	Brown Shoe Co., Inc.	3,765
178	CSK Auto Corp. (a) (c)	3,272
108	Dress Barn, Inc. (a) (c)	2,210
147	Gymboree Corp. (a)	5,797
157	Men’s Wearhouse, Inc. (The)	8,033
80	Payless ShoeSource, Inc. (a)	2,530
228	Rent-A-Center, Inc. (a)	5,981
21	Shoe Carnival, Inc. (a)	566
		37,110
	Textiles, Apparel & Luxury Goods — 2.4%
28	Columbia Sportswear Co. (c)	1,930
30	Deckers Outdoor Corp. (a) (c)	2,977
96	Kellwood Co. (c)	2,705
223	Maidenform Brands, Inc. (a)	4,435
48	Movado Group, Inc.	1,613
10	Oxford Industries, Inc. (c)	457
137	Perry Ellis International, Inc. (a)	4,410
79	Skechers U.S.A., Inc., Class A (a)	2,292
53	Steven Madden Ltd.	1,733
42	UniFirst Corp. (c)	1,832
		24,384
	Thrifts & Mortgage Finance — 1.7%
11	Accredited Home Lenders Holding Co. (a) (c)	145
46	BankUnited Financial Corp., Class A (c)	913
52	CityBank (c)	1,626
198	Corus Bankshares, Inc. (c)	3,416
23	Downey Financial Corp. (c)	1,524
22	Federal Agricultural Mortgage Corp., Class C	743
89	First Niagara Financial Group, Inc.	1,164
14	First Place Financial Corp. (c)	298
21	FirstFed Financial Corp. (a) (c)	1,208
54	Franklin Bank Corp. (a) (c)	799
16	ITLA Capital Corp.	818
148	Ocwen Financial Corp. (a) (c)	1,978
63	United Community Financial Corp. (c)	628
33	WSFS Financial Corp.	2,126
		17,386
	Tobacco — 0.8%
663	Alliance One International, Inc. (a)	6,659
26	Universal Corp.	1,596
		8,255
	Trading Companies & Distributors — 1.4%
401	Applied Industrial Technologies, Inc.	11,815
74	BlueLinx Holdings, Inc. (c)	774
49	Kaman Corp.	1,541
		14,130
	Wireless Telecommunication Services — 0.8%
90	Centennial Communications Corp. (a) (c)	855
393	Dobson Communications Corp. (a)	4,364
67	Rural Cellular Corp., Class A (a)	2,927
25	Syniverse Holdings, Inc. (a) (c)	323
		8,469
	Total Long-Term Investments (Cost $782,703)	976,665
Short-Term Investments — 3.9%
	Investment Company — 3.7%
37,162	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $37,162)	37,162

PRINCIPAL AMOUNT($)
	U.S. Treasury Notes — 0.2%
2,370	U.S. Treasury Notes (k) (m) (n) 4.82%, 11/30/07 (Cost $2,362)	2,364
	Total Short-Term Investments (Cost $39,524)	39,526
Investments of Cash Collateral for Securities on Loan — 22.0%
	Certificates of Deposit — 1.4%
6,300	Deutsche Bank, New York, FRN, 5.47%, 01/22/08	6,300
7,999	Natexis Banques Populaires, New York, FRN, 5.39%, 01/09/08	7,999
		14,299
	Corporate Notes — 17.3%
5,000	Alliance and Leister plc, FRN, 5.33%, 07/29/08	5,000
18,000	Allstate Life Global Funding II, FRN, 5.32%, 07/29/08	18,000
5,000	American Express Credit Corp., FRN, 5.33%, 01/15/08	5,000
300	Banque Federative Du Credit Mutuel, FRN, 5.32%, 07/29/08	300
11,992	Beta Finance, Inc., FRN, 5.39%, 02/20/09	11,992
13,500	Caixa Catalunya, FRN, 5.39%, 07/28/08	13,500
12,250	CDC Financial Products, Inc., FRN, 5.43%, 07/27/07	12,250

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
3,500	Citigroup Global Markets, Inc., FRN, 5.45%, 07/06/07	3,500
11,099	Comerica, Inc., FRN, 5.31%, 11/13/07	11,099
13,000	Goldman Sachs Group, Inc., FRN, 5.50%, 06/27/08	13,000
5,999	K2 (USA) LLC, FRN, 5.39%, 02/15/08	5,999
12,498	Liberty Lighthouse U.S. Capital, FRN, 5.34%, 02/04/08	12,498
9,700	Links Finance LLC, FRN, 5.37%, 10/15/07	9,700
14,000	Macquarie Bank Ltd., FRN, 5.34%, 07/29/08	14,000
8,999	National City Bank, Cleveland, FRN, 5.33%, 10/04/07	8,999
12,002	Nationwide Building Society, FRN, 5.31%, 07/29/08	12,002
5,000	Pricoa Global Funding I, FRN, 5.31%, 07/29/08	5,000
	Sigma Finance, Inc.,
8,900	FRN, 5.37%, 10/24/07	8,900
4,999	FRN, 5.39%, 02/27/08	4,999
		175,738
	Repurchase Agreement — 3.3%
33,326	Banc of America Securities LLC, 5.39%, dated 06/29/07, due date 07/02/07, repurchase price $33,341, collateralized by U.S. Government Agency Mortgages	33,326
	Total Investments of Cash Collateral for Securities on Loan (Cost $223,363)	223,363
	Total Investments — 121.9% (Cost $1,045,590)	1,239,554
	Liabilities in Excess of Other Assets — (21.9)%	(222,728)
	NET ASSETS — 100.0%	$1,016,826

Percentages indicated are based on net assets.

Futures Contracts

(Amounts in thousands, except number of contracts)

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 6/30/07	UNREALIZED DEPRECIATION
	Long Futures Outstanding
94	Russell 2000 Index	September, 2007	$39,579	$(680)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN SMALL CAP FUNDS   31

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 95.6%
	Common Stocks — 95.6%
	Aerospace & Defense — 1.3%
199	Alliant Techsystems, Inc. (a)	19,727
	Airlines — 0.2%
113	Allegiant Travel Co. (a) (c)	3,480
	Automobiles — 0.6%
302	Winnebago Industries, Inc. (c)	8,921
	Biotechnology — 0.8%
334	Myriad Genetics, Inc. (a) (c)	12,429
	Building Products — 1.6%
501	NCI Building Systems, Inc. (a) (c)	24,704
	Capital Markets — 1.3%
1,056	HFF, Inc., Class A (a)	16,378
112	KBW, Inc. (a) (c)	3,285
		19,663
	Chemicals — 3.1%
397	Airgas, Inc.	19,026
269	Albemarle Corp.	10,368
396	Scotts Miracle-Gro Co. (The), Class A	17,013
		46,407
	Commercial Banks — 5.2%
345	Alabama National BanCorp. (c)	21,322
258	First Community Bancorp, Inc. (c)	14,749
400	Hancock Holding Co. (c)	15,016
434	S.Y. Bancorp, Inc. (c)	10,313
489	United Bancshares, Inc. (c)	15,557
72	Western Alliance Bancorp (a) (c)	2,161
		79,118
	Commercial Services & Supplies — 5.0%
1,840	Comfort Systems USA, Inc.	26,086
818	Hudson Highland Group, Inc. (a)	17,503
1,065	Waste Connections, Inc. (a)	32,216
		75,805
	Containers & Packaging — 3.3%
466	AptarGroup, Inc.	16,582
614	Silgan Holdings, Inc.	33,942
		50,524
	Diversified Telecommunication Services — 1.2%
67	Cbeyond, Inc. (a)	2,584
589	NTELOS Holdings Corp.	16,277
		18,861
	Electric Utilities — 0.4%
150	ITC Holdings Corp.	6,103
	Electrical Equipment — 1.7%
335	General Cable Corp. (a)	25,376
	Electronic Equipment & Instruments — 2.9%
460	Anixter International, Inc. (a) (c)	34,604
306	ScanSource, Inc. (a) (c)	9,773
		44,377
	Energy Equipment & Services — 2.7%
134	FMC Technologies, Inc. (a)	10,615
408	Universal Compression Holdings, Inc. (a) (c)	29,539
		40,154
	Food & Staples Retailing — 0.7%
215	Pantry, Inc. (The) (a) (c)	9,930
	Food Products — 2.3%
1,067	B&G Foods, Inc., Class A	14,087
747	Reddy Ice Holdings, Inc. (c)	21,310
		35,397
	Gas Utilities — 1.7%
324	Atmos Energy Corp.	9,733
334	Northwest Natural Gas Co. (c)	15,423
		25,156
	Health Care Equipment & Supplies — 2.4%
414	ArthroCare Corp. (a) (c)	18,196
185	IDEXX Laboratories, Inc. (a)	17,469
		35,665
	Health Care Providers & Services — 4.6%
644	AMN Healthcare Services, Inc. (a) (c)	14,177
427	LifePoint Hospitals, Inc. (a)	16,524
184	MWI Veterinary Supply, Inc. (a)	7,324
939	PSS World Medical, Inc. (a) (c)	17,100
355	Sunrise Senior Living, Inc. (a) (c)	14,192
		69,317
	Hotels, Restaurants & Leisure — 3.2%
657	Applebee’s International, Inc.	15,834
354	Orient-Express Hotels Ltd., Class A (Bermuda) (c)	18,909
170	Papa John’s International, Inc. (a) (c)	4,878
509	Ruth’s Chris Steak House (a) (c)	8,646
		48,267
	Household Durables — 2.2%
763	Jarden Corp. (a) (c)	32,808

SEE NOTES TO FINANCIAL STATEMENTS.

32   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Insurance — 4.7%
428	American Physicians Capital, Inc. (a)	17,320
214	eHealth, Inc. (a) (c)	4,078
506	ProAssurance Corp. (a)	28,163
379	RLI Corp.	21,183
		70,744
	Internet Software & Services — 1.3%
1,024	Liquidity Services, Inc. (a)	19,235
	IT Services — 0.6%
177	CACI International, Inc., Class A (a)	8,627
	Leisure Equipment & Products — 1.1%
408	Pool Corp. (c)	15,940
	Machinery — 4.5%
406	Kaydon Corp. (c)	21,156
97	Manitowoc Co., Inc. (The)	7,813
286	Oshkosh Truck Corp.	18,014
518	RBC Bearings, Inc. (a) (c)	21,373
		68,356
	Marine — 2.0%
672	American Commercial Lines, Inc. (a) (c)	17,508
402	Horizon Lines, Inc., Class A	13,183
		30,691
	Media — 5.8%
889	Cinemark Holdings, Inc. (a)	15,908
625	Entercom Communications Corp., Class A (c)	15,544
458	Interactive Data Corp.	12,268
722	Lee Enterprises, Inc.	15,059
163	Morningstar, Inc. (a) (c)	7,674
284	R.H. Donnelley Corp. (a)	21,544
		87,997
	Metals & Mining — 2.8%
634	Commercial Metals Co.	21,403
597	Compass Minerals International, Inc. (c)	20,689
		42,092
	Oil, Gas & Consumable Fuels — 0.9%
139	Southwestern Energy Co. (a)	6,203
197	St. Mary Land & Exploration Co.	7,200
		13,403
	Real Estate Investment Trusts (REITs) — 5.4%
111	Alexandria Real Estate Equities, Inc.	10,737
344	EastGroup Properties, Inc.	15,057
479	First Potomac Realty Trust (c) (m)	11,147
690	Franklin Street Properties Corp. (c)	11,406
617	Lexington Realty Trust (c)	12,829
399	Mid-America Apartment Communities, Inc. (c)	20,929
		82,105
	Real Estate Management & Development — 0.5%
73	Jones Lang LaSalle, Inc.	8,331
	Road & Rail — 0.9%
279	Landstar System, Inc.	13,457
	Semiconductors & Semiconductor Equipment — 2.3%
464	Microsemi Corp. (a) (c)	11,115
315	Standard Microsystems Corp. (a) (c)	10,820
312	Varian Semiconductor Equipment Associates, Inc. (a)	12,507
		34,442
	Software — 4.1%
963	Aspen Technology, Inc. (a) (c)	13,478
420	Blackboard, Inc. (a) (c)	17,674
322	MICROS Systems, Inc. (a) (c)	17,500
479	Solera Holdings, Inc. (a)	9,291
321	Sourcefire, Inc. (a)	4,496
		62,439
	Specialty Retail — 1.5%
321	Men’s Wearhouse, Inc. (The)	16,373
555	New York & Co., Inc. (a) (c)	6,084
		22,457
	Textiles, Apparel & Luxury Goods — 1.3%
135	Columbia Sportswear Co. (c)	9,286
455	Iconix Brand Group, Inc. (a) (c)	10,119
		19,405
	Trading Companies & Distributors — 7.1%
811	TransDigm Group, Inc. (a) (c)	32,825
512	UAP Holding Corp. (c)	15,431
378	Watsco, Inc. (c)	20,569
1,590	Williams Scotsman International, Inc. (a) (c)	37,853
		106,678
	Wireless Telecommunication Services — 0.4%
591	Centennial Communications Corp. (a)	5,606
	Total Long-Term Investments (Cost $1,179,472)	1,444,194
Short-Term Investment — 4.2%
63,582	JPMorgan Prime Money Market Fund, Institutional Class (b) (Cost $63,582)	63,582

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN SMALL CAP FUNDS   33

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 16.4%
	Certificates of Deposit — 1.5%
10,000	Barclays, New York, 5.34%, 09/28/07	10,000
13,000	Natexis Banques Populaires, New York, FRN, 5.34%, 08/07/07	13,000
		23,000
	Corporate Notes — 10.3%
5,000	Alliance and Leister plc, FRN, 5.33%, 07/29/08	5,000
8,000	Allstate Life Global Funding II, FRN, 5.32%, 07/29/08	8,000
9,000	Anglo Irish Bank Corp. plc, FRN, 5.36%, 07/29/08	9,000
6,000	Banque Federative Du Credit Mutuel, FRN, 5.32%, 07/29/08	6,000
5,500	Beta Finance, Inc., FRN, 5.37%, 01/15/08	5,500
6,996	Beta Finance, Inc., FRN, 5.39%, 02/20/09	6,996
12,500	Caixa Catalunya, FRN, 5.39%, 07/28/08	12,500
9,350	Citigroup Global Markets, Inc., FRN, 5.45%, 07/06/07	9,350
7,999	Comerica, Inc. FRN, 5.31%, 11/13/07	7,999
10,000	First Tennessee Bank, FRN, 5.33%, 07/29/08	10,000
4,999	K2 (USA) LLC, FRN, 5.39%, 02/15/08	4,999
8,499	Liberty Lighthouse U.S. Capital, FRN, 5.34%, 02/04/08	8,499
4,700	Links Finance LLC, FRN, 5.37%, 10/15/07	4,700
	Macquarie Bank Ltd.,
2,500	FRN, 5.34%, 07/29/08	2,500
7,000	FRN, 5.35%, 07/29/08	7,000
5,500	Morgan Stanley, FRN, 5.56%, 07/29/08	5,500
9,999	National City Bank, Cleveland, FRN, 5.33%, 10/04/07	9,999
8,000	National Rural Utilities Corp., Finance Corp., FRN, 5.30%, 07/29/08	8,000
5,000	Pricoa Global Funding I, FRN, 5.31%, 07/29/08	5,000
	Sigma Finance, Inc.,
4,500	FRN, 5.37%, 10/24/07	4,500
1,999	FRN, 5.39%, 02/27/08	1,999
12,000	Wachovia Bank N.A., FRN, 5.36%, 02/23/09	12,000
		155,041
	Repurchase Agreements — 3.2%
23,504	Banc of America Securities LLC, 5.39%, dated 06/29/07, due date 07/02/07, repurchase price $23,515, collateralized by U.S. Government Agency Mortgages	23,504
25,000	Credit Suisse First Boston LLC, 5.39%, dated 06/29/07, due date 07/02/07, repurchase price $25,011, collateralized by U.S. Government Agency Mortgages	25,000
		48,504
	Time Deposits — 1.4%
11,000	American Express Centurion, 5.32%, 07/31/07	11,000
10,000	HSBC, Toronto, 5.35%, 08/23/07	10,000
		21,000
	Total Investments of Cash Collateral for Securities on Loan (Cost $247,545)	247,545
	Total Investments — 116.2% (Cost $1,490,599)	1,755,321
	Liabilities in Excess of Other Assets — (16.2)%	(245,092)
	NET ASSETS — 100.0%	$1,510,229

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

34   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2007

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.1%
	Common Stocks — 98.1%
	Aerospace & Defense — 1.2%
175	HEICO Corp. (c)	7,343
	Air Freight & Logistics — 0.7%
157	UTI Worldwide, Inc.	4,215
	Biotechnology — 2.9%
135	BioMarin Pharmaceuticals, Inc. (a)	2,420
224	Keryx Biopharmaceuticals, Inc. (a) (c)	2,190
182	Myriad Genetics, Inc. (a) (c)	6,754
80	Theravance, Inc. (a)	2,563
47	United Therapeutics Corp. (a) (c)	3,010
		16,937
	Capital Markets — 1.9%
42	Affiliated Managers Group, Inc. (a) (c)	5,414
130	Investment Technology Group, Inc. (a)	5,616
		11,030
	Commercial Banks — 0.7%
180	Bancorp, Inc. (The) (a)	4,032
	Commercial Services & Supplies — 2.2%
114	GEO Group, Inc. (The) (a)	3,306
345	Interface, Inc., Class A	6,503
132	Taleo Corp. Class A (a)	2,978
		12,787
	Communications Equipment — 2.4%
145	Polycom, Inc. (a)	4,887
120	Starent Networks Corp. (a)	1,770
231	ViaSat, Inc. (a)	7,429
		14,086
	Computers & Peripherals — 0.6%
229	Isilon Systems, Inc. (a) (c)	3,525
	Construction Materials — 1.2%
142	Eagle Materials, Inc.	6,977
	Distributors — 1.1%
260	LKQ Corp. (a)	6,404
	Diversified Consumer Services — 0.9%
557	INVESTools, Inc. (a) (c)	5,552
	Diversified Financial Services — 2.4%
502	Endeavor Acquisition Corp. (a) (c)	5,926
389	Marlin Business Services Corp. (a) (c)	8,294
		14,220
	Diversified Telecommunication Services — 2.0%
203	Cbeyond, Inc. (a) (c)	7,810
375	Globalstar, Inc. (a) (c)	3,878
		11,688
	Electrical Equipment — 2.9%
76	Acuity Brands, Inc. (m)	4,608
166	General Cable Corp. (a)	12,603
		17,211
	Electronic Equipment & Instruments — 0.7%
202	IPG Photonics Corp. (a)	4,024
	Energy Equipment & Services — 3.6%
184	Hornbeck Offshore Services, Inc. (a) (c)	7,124
136	Oceaneering International, Inc. (a)	7,170
98	Universal Compression Holdings, Inc. (a)	7,069
		21,363
	Food Products — 0.6%
335	SunOpta, Inc. (Canada) (a) (c)	3,734
	Health Care Equipment & Supplies — 7.5%
217	ArthroCare Corp. (a) (c)	9,535
200	DJO, Inc. (a) (c)	8,264
48	Hologic, Inc. (a) (c)	2,649
146	Kyphon, Inc. (a) (c)	7,040
109	Mentor Corp. (c)	4,414
140	Meridian Bioscience, Inc.	3,030
168	NeuroMetrix, Inc. (a) (c)	1,633
290	Northstar Neuroscience, Inc. (a) (c)	3,375
224	Thoratec Corp. (a) (c)	4,123
		44,063
	Health Care Providers & Services — 4.4%
114	Chemed Corp.	7,577
422	Gentiva Health Services, Inc. (a)	8,463
140	Healthways, Inc. (a) (c)	6,620
95	Psychiatric Solutions, Inc. (a) (c)	3,441
		26,101
	Health Care Technology — 1.8%
175	Allscripts Healthcare Solutions, Inc. (a) (c)	4,448
285	Omnicell, Inc. (a)	5,921
		10,369
	Hotels, Restaurants & Leisure — 4.3%
40	Chipotle Mexican Grill, Inc., Class A (a) (c)	3,398
107	Gaylord Entertainment Co. (a) (c)	5,718
214	Jamba, Inc. (a) (c)	1,956
46	Orient-Express Hotels Ltd., Class H (Bermuda)	2,478

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN SMALL CAP FUNDS   35

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Hotels, Restaurants & Leisure — Continued
87	Red Robin Gourmet Burgers, Inc. (a) (c)	3,520
140	Shuffle Master, Inc. (a) (c)	2,322
123	Sonic Corp. (a) (c)	2,710
122	WMS Industries, Inc. (a) (c)	3,526
		25,628
	Household Durables — 1.1%
650	Champion Enterprises, Inc. (a) (c)	6,394
	Insurance — 2.6%
367	Castlepoint Holdings Ltd. (Bermuda) (c)	5,388
52	ProAssurance Corp. (a) (c)	2,903
226	Security Capital Assurance Ltd. (Bermuda)	6,964
		15,255
	Internet & Catalog Retail — 3.4%
189	FTD Group, Inc.	3,472
384	Gaiam, Inc., Class A (a) (c)	7,004
136	priceline.com, Inc. (a) (c)	9,318
		19,794
	Internet Software & Services — 6.2%
160	Bankrate, Inc. (a)	7,662
220	DealerTrack Holdings, Inc. (a)	8,107
129	Digital River, Inc. (a)	5,824
301	Liquidity Services, Inc. (a)	5,650
224	Marchex, Inc., Class B (c)	3,653
227	Switch & Data Facilities Co., Inc. (a)	4,356
98	TechTarget, Inc. (a)	1,259
		36,511
	IT Services — 3.8%
191	Gartner, Inc. (a)	4,700
133	Syntel, Inc. (c)	4,048
301	VeriFone Holdings, Inc. (a) (c)	10,601
90	Wright Express Corp. (a)	3,078
		22,427
	Leisure Equipment & Products — 1.4%
490	Smith & Wesson Holding Corp. (a) (c)	8,202
	Life Sciences Tools & Services — 4.1%
7	Covance, Inc. (a)	509
420	Enzo Biochem, Inc. (a) (c)	6,277
277	Exelixis, Inc. (a) (c)	3,350
128	Icon plc ADR (Ireland) (a)	5,618
114	Illumina, Inc. (a) (c)	4,637
127	Medivation, Inc. (a) (c)	2,592
153	Nektar Therapeutics (a) (c)	1,448
		24,431
	Machinery — 1.0%
111	Kaydon Corp. (c)	5,765
	Marine — 1.0%
232	American Commercial Lines, Inc. (a)	6,037
	Media — 1.4%
249	Lions Gate Entertainment Corp. (Canada) (a)	2,750
115	Morningstar, Inc. (a)	5,396
		8,146
	Metals & Mining — 1.6%
26	Allegheny Technologies, Inc.	2,732
128	Century Aluminum Co. (a)	6,972
		9,704
	Oil, Gas & Consumable Fuels — 2.9%
181	Bois d’Arc Energy, Inc. (a)	3,078
180	Penn Virginia Corp.	7,244
123	Venoco, Inc. (a)	2,297
104	World Fuel Services Corp.	4,376
		16,995
	Personal Products — 1.2%
211	Bare Escentuals, Inc. (a)	7,214
	Pharmaceuticals — 2.2%
223	Adams Respiratory Therapeutics, Inc. (a) (c)	8,792
164	Nastech Pharmaceutical Co., Inc. (a) (c)	1,786
193	ViroPharma, Inc. (a) (c)	2,665
		13,243
	Real Estate Investment Trusts (REITs) — 0.9%
364	Resource Capital Corp. (c)	5,085
	Semiconductors & Semiconductor Equipment — 6.8%
330	Anadigics, Inc. (a) (c)	4,553
112	Diodes, Inc. (a) (c)	4,669
176	FormFactor, Inc. (a)	6,743
112	Hittite Microwave Corp. (a)	4,786
305	Microsemi Corp. (a) (c)	7,308
142	Tessera Technologies, Inc. (a)	5,752
149	Varian Semiconductor Equipment Associates, Inc. (a)	5,963
		39,774

SEE NOTES TO FINANCIAL STATEMENTS.

36   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Software — 4.6%
324	ANSYS, Inc. (a)	8,575
189	Blackboard, Inc. (a) (c)	7,976
460	Nuance Communications, Inc. (a) (c)	7,697
209	Sourcefire, Inc. (a)	2,925
		27,173
	Specialty Retail — 2.3%
167	GameStop Corp., Class A (a)	6,534
143	Hibbett Sports, Inc. (a) (c)	3,918
57	J. Crew Group, Inc. (a)	3,103
		13,555
	Textiles, Apparel & Luxury Goods — 2.7%
271	Iconix Brand Group, Inc. (a) (c)	6,020
417	Quiksilver, Inc. (a) (c)	5,899
83	Under Armour, Inc., Class A (a) (c)	3,800
		15,719
	Thrifts & Mortgage Finance — 0.9%
80	WSFS Financial Corp.	5,254
	Total Long-Term Investments (Cost $464,631)	577,967
Short-Term Investment — 0.4%
	Investment Company — 0.4%
2,080	JPMorgan Liquid Assets Money Market Fund, Institutional Class (b) (m) (Cost $2,080)	2,080

PRINCIPAL AMOUNT($)
Investments of Cash Collateral for Securities on Loan — 26.2%
	Certificates of Deposit — 3.1%
4,999	Bank of New York, FRN, 5.40%, 05/02/08	4,999
9,699	Canadian Imperial Bank, New York, FRN, 5.37%, 02/14/08	9,699
3,499	Calyon, New York, FRN, 5.40%, 03/15/10	3,499
		18,197
	Corporate Notes — 21.1%
3,000	Allstate Life Global Funding II, FRN, 5.32%, 07/29/08	3,000
7,000	Anglo Irish Bank Corp. plc, FRN, 5.36%, 07/29/08	7,000
6,000	BBVA Senior Finance S.A., FRN, 5.41%, 03/12/10	6,000
5,000	Berkshire Hathaway Finance Corp., FRN, 5.40%, 01/11/08	5,000
6,996	Beta Finance, Inc., FRN, 5.39%, 02/20/09	6,996
7,300	Caixa Catalunya, FRN, 5.39%, 07/28/08	7,300
5,700	Citigroup Global Markets, Inc., FRN, 5.45%, 07/06/07	5,700
8,500	Dorada Finance, Inc., FRN, 5.37%, 01/14/08	8,500
5,000	First Tennessee Bank, FRN, 5.33%, 07/29/08	5,000
7,000	General Electric Capital Corp., FRN, 5.40%, 03/12/10	7,000
	Goldman Sachs Group, Inc.,
3,000	FRN, 5.50%, 06/27/08	3,000
5,000	FRN, 5.54%, 12/28/07	5,000
7,698	HBOS Treasury Services plc, FRN, 5.39%, 07/29/08	7,698
8,998	K2 (USA) LLC, FRN, 5.39%, 02/15/08	8,998
6,499	Liberty Lighthouse U.S. Capital, FRN, 5.34%, 02/04/08	6,499
7,250	Metropolitan Life Global Funding, FRN, 5.31%, 07/29/08	7,250
6,000	Monumental Global Funding, FRN, 5.41%, 06/28/10	6,000
1,000	Monumental Global Funding II, FRN, 5.40%, 03/26/10	1,000
3,500	Morgan Stanley, FRN, 5.56%, 07/29/08	3,500
7,000	National Rural Utilities Cooperative Finance Corp., FRN, 5.30%, 07/29/08	7,000
	Pricoa Global Funding I,
5,000	FRN, 5.31%, 07/29/08	5,000
2,000	FRN, 5.41%, 12/15/09	2,000
		124,441
	Repurchase Agreements — 2.0%
9,246	Banc of America Securities LLC, 5.39%, dated 06/29/07, due date 07/02/07, repurchase price $9,251, collateralized by U.S. Government Agency Mortgages	9,246
2,500	Bear Stearns, 5.38%, dated 06/29/07, due date 07/02/07, repurchase price $2,501, collateralized by U.S. Government Agency Mortgages	2,500
		11,746
	Total Investments of Cash Collateral for Securities on Loan (Cost $154,384)	154,384
	Total Investments — 124.7% (Cost $621,095)	734,431
	Liabilities in Excess of Other Assets — (24.7)%	(145,434)
	NET ASSETS — 100.0%	$588,997

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN SMALL CAP FUNDS   37

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.5%
	Common Stocks — 97.5%
	Aerospace & Defense — 0.9%
47	Cubic Corp.	1,406
331	Orbital Sciences Corp. (a)	6,961
		8,367
	Air Freight & Logistics — 0.4%
31	Atlas Air Worldwide Holdings, Inc. (a)	1,827
94	Pacer International, Inc.	2,202
		4,029
	Airlines — 0.9%
208	Continental Airlines, Inc., Class B (a)	7,058
218	ExpressJet Holdings, Inc. (a) (c)	1,304
		8,362
	Auto Components — 1.0%
219	ArvinMeritor, Inc.	4,868
14	GenTek, Inc. (a) (c)	500
130	Modine Manufacturing Co. (c)	2,934
150	Visteon Corp. (a) (c)	1,217
		9,519
	Biotechnology — 0.6%
33	Acadia Pharmaceuticals, Inc. (a) (c)	444
36	Arena Pharmaceuticals, Inc. (a) (c)	396
26	Cubist Pharmaceuticals, Inc. (a)	516
46	Keryx Biopharmaceuticals, Inc. (a) (c)	446
16	Progenics Pharmaceuticals, Inc. (a) (c)	349
27	Regeneron Pharmaceuticals, Inc. (a)	479
140	Savient Pharmaceuticals, Inc. (a)	1,734
14	United Therapeutics Corp. (a) (c)	899
		5,263
	Building Products — 0.1%
62	Insteel Industries, Inc. (c)	1,111
	Capital Markets — 1.0%
34	A.G. Edwards, Inc.	2,832
30	Affiliated Managers Group, Inc. (a) (c)	3,901
68	Investment Technology Group, Inc. (a)	2,960
		9,693
	Chemicals — 3.6%
99	CF Industries Holdings, Inc.	5,953
111	Georgia Gulf Corp. (c)	2,003
212	H.B. Fuller Co.	6,346
101	Pioneer Cos., Inc. (a) (c)	3,471
151	Sensient Technologies Corp. (c)	3,834
284	Spartech Corp.	7,540
92	Stepan Co. (c)	2,786
106	Terra Industries, Inc. (a) (c)	2,702
		34,635
	Commercial Banks — 9.9%
65	1st Source Corp. (c)	1,610
36	AMCORE Financial, Inc. (c)	1,032
48	BancFirst Corp. (c)	2,055
143	Bank of Hawaii Corp.	7,374
10	Camden National Corp. (c)	403
105	City Holding Co. (c)	4,021
137	Commerce Bancshares, Inc. (c)	6,199
77	Community Bank System, Inc. (c)	1,544
72	Community Trust Bancorp, Inc. (c)	2,329
73	Cullen/Frost Bankers, Inc.	3,909
103	First Bancorp (c)	1,132
6	First Citizens BancShares, Inc., Class A	1,069
25	First Community Bancshares, Inc. (c)	786
14	First Financial Bankshares, Inc. (c)	539
20	First Indiana Corp. (c)	439
23	First Regional Bancorp (a)	577
31	First State Bancorp, Inc.	666
240	FirstMerit Corp.	5,015
25	FNB Corp. (c)	898
1	Fulton Financial Corp. (c)	15
14	Great Southern Bancorp, Inc. (c)	387
377	Greater Bay Bancorp	10,498
43	Heartland Financial USA, Inc. (c)	1,035
15	Horizon Financial Corp. (c)	322
60	Lakeland Bancorp, Inc. (c)	804
16	Lakeland Financial Corp. (c)	334
42	MB Financial, Inc. (c)	1,456
63	Mercantile Bank Corp. (c)	1,706
20	Old National Bancorp (c)	337
66	Pacific Capital Bancorp (c)	1,773
6	PremierWest Bancorp (c)	74
74	Provident Bankshares Corp. (c)	2,422
20	R&G Financial Corp., Class B (a) (c)	75
12	Santander BanCorp (c)	177
11	SCBT Financial Corp. (c)	416
61	Simmons First National Corp., Class A	1,672
31	Southwest Bancorp, Inc. (c)	740
10	Suffolk Bancorp (c)	329
17	Taylor Capital Group, Inc.	476
264	TCF Financial Corp.	7,331

SEE NOTES TO FINANCIAL STATEMENTS.

38   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Commercial Banks — Continued
21	Tompkins Financial Corp. (c)	801
282	UMB Financial Corp. (c)	10,397
62	Umpqua Holdings Corp. (c)	1,451
17	Virginia Financial Group, Inc. (c)	382
221	W Holding Co., Inc. (c)	584
96	Washington Trust Bancorp, Inc. (c)	2,410
34	Westamerica Bancorp (c)	1,486
122	Whitney Holding Corp.	3,660
		95,147
	Commercial Services & Supplies — 3.5%
10	Amrep Corp. (c)	452
85	CompX International, Inc.	1,580
30	COMSYS IT Partners, Inc. (a)	682
210	Deluxe Corp.	8,532
128	GEO Group, Inc. (The) (a) (c)	3,736
125	Heidrick & Struggles International, Inc. (a)	6,385
91	HNI Corp.	3,743
208	Standard Register Co. (The)	2,368
196	Steelcase, Inc.	3,624
42	United Stationers, Inc. (a)	2,779
		33,881
	Communications Equipment — 1.7%
38	Bel Fuse, Inc., Class B (c)	1,294
86	Black Box Corp. (c)	3,542
13	Carrier Access Corp. (a) (c)	60
83	CommScope, Inc. (a) (c)	4,855
256	Inter-Tel, Inc. (c)	6,119
156	UTStarcom, Inc. (a) (c)	875
		16,745
	Computers & Peripherals — 1.2%
252	Electronics for Imaging, Inc. (a)	7,103
106	Emulex Corp. (a)	2,308
54	Imation Corp.	1,976
		11,387
	Construction & Engineering — 1.6%
128	EMCOR Group, Inc. (a)	9,309
59	Quanta Services, Inc. (a) (c)	1,816
58	Washington Group International, Inc. (a)	4,601
		15,726
	Construction Materials — 0.1%
42	Headwaters, Inc. (a) (c)	727
	Consumer Finance — 2.4%
324	AmeriCredit Corp. (a) (c)	8,607
13	Credit Acceptance Corp. (a) (c)	355
143	Dollar Financial Corp. (a)	4,070
230	World Acceptance Corp. (a) (c)	9,807
		22,839
	Containers & Packaging — 1.1%
334	Graphic Packaging Corp. (a) (c)	1,615
147	Myers Industries, Inc.	3,241
98	Silgan Holdings, Inc.	5,401
52	Smurfit-Stone Container Corp. (a)	690
		10,947
	Diversified Consumer Services — 0.9%
153	Coinstar, Inc. (a)	4,826
79	Jackson Hewitt Tax Service, Inc.	2,224
256	Stewart Enterprises, Inc., Class A (c)	1,997
		9,047
	Diversified Financial Services — 0.1%
59	Marlin Business Services Corp. (a) (c)	1,259
	Diversified Telecommunication Services — 0.9%
54	CenturyTel, Inc.	2,663
258	Citizens Communications Co.	3,939
62	Consolidated Communications Holdings, Inc.	1,395
42	North Pittsburgh Systems, Inc. (c)	897
		8,894
	Electric Utilities — 0.9%
230	El Paso Electric Co. (a)	5,654
15	Great Plains Energy, Inc.	448
79	IDACORP, Inc. (c)	2,522
		8,624
	Electrical Equipment — 0.7%
88	Acuity Brands, Inc. (c)	5,323
50	LSI Industries, Inc. (c)	888
		6,211
	Electronic Equipment & Instruments — 2.4%
134	Agilysys, Inc. (c)	3,017
120	Cognex Corp. (c)	2,701
169	Coherent, Inc. (a)	5,150
348	CTS Corp. (c)	4,405
192	KEMET Corp. (a)	1,353
158	Park Electrochemical Corp.	4,438
61	Tech Data Corp. (a)	2,354
		23,418

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN SMALL CAP FUNDS   39

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Energy Equipment & Services — 1.6%
321	Grey Wolf, Inc. (a)	2,648
39	Gulfmark Offshore, Inc. (a)	1,998
73	Helmerich & Payne, Inc.	2,600
13	TODCO, Class A (a)	595
173	Trico Marine Services, Inc. (a)	7,064
		14,905
	Food & Staples Retailing — 1.1%
163	Nash Finch Co. (c)	8,074
52	Pantry, Inc. (The) (a)	2,383
		10,457
	Food Products — 0.8%
182	Reddy Ice Holdings, Inc.	5,191
1	Seaboard Corp.	2,579
		7,770
	Gas Utilities — 1.3%
274	Nicor, Inc. (c)	11,751
19	ONEOK, Inc.	953
		12,704
	Health Care Equipment & Supplies — 1.6%
39	Advanced Medical Optics, Inc. (a) (c)	1,371
62	Datascope Corp. (c)	2,354
8	DJO, Inc. (a) (c)	309
182	Invacare Corp.	3,340
47	Mentor Corp. (c)	1,900
184	STERIS Corp.	5,627
		14,901
	Health Care Providers & Services — 2.2%
317	Gentiva Health Services, Inc. (a) (c)	6,365
85	Healthways, Inc. (a) (c)	4,008
133	Magellan Health Services, Inc. (a)	6,199
71	Manor Care, Inc.	4,629
		21,201
	Hotels, Restaurants & Leisure — 0.7%
54	Domino’s Pizza, Inc.	988
75	Jack in the Box, Inc. (a)	5,342
		6,330
	Household Durables — 1.0%
245	American Greetings Corp., Class A (c)	6,927
69	Blyth, Inc.	1,831
42	Kimball International, Inc., Class B	581
		9,339
	Industrial Conglomerates — 0.9%
108	Teleflex, Inc.	8,840
	Insurance — 6.4%
31	Affirmative Insurance Holdings, Inc.	474
171	Alfa Corp. (c)	2,655
20	Arch Capital Group Ltd. (Bermuda) (a)	1,473
126	Aspen Insurance Holdings Ltd. (Bermuda)	3,528
38	Axis Capital Holdings Ltd. (Bermuda)	1,537
419	Conseco, Inc. (a)	8,742
108	Crawford & Co., Class B (c)	729
169	Delphi Financial Group, Inc.	7,053
18	FBL Financial Group, Inc., Class A (c)	696
35	Great American Financial Resources, Inc. (c)	844
186	Harleysville Group, Inc.	6,212
256	Horace Mann Educators Corp.	5,427
10	James River Group, Inc.	342
70	LandAmerica Financial Group, Inc. (c)	6,706
41	Odyssey Re Holdings Corp.	1,754
88	Platinum Underwriters Holdings Ltd. (Bermuda)	3,072
45	ProAssurance Corp. (a)	2,505
78	Protective Life Corp.	3,748
25	RenaissanceRe Holdings Ltd. (Bermuda)	1,556
50	StanCorp Financial Group, Inc.	2,624
		61,677
	Internet Software & Services — 0.8%
292	SonicWALL, Inc. (a)	2,506
307	United Online, Inc.	5,056
		7,562
	IT Services — 2.1%
210	Acxiom Corp.	5,557
232	BISYS Group, Inc. (The) (a)	2,740
214	CSG Systems International, Inc. (a)	5,663
92	SYKES Enterprises, Inc. (a)	1,741
435	Unisys Corp. (a)	3,978
		19,679
	Leisure Equipment & Products — 0.9%
195	Hasbro, Inc.	6,128
60	Steinway Musical Instruments, Inc. (c)	2,076
		8,204
	Life Sciences Tools & Services — 0.4%
97	Enzo Biochem, Inc. (a) (c)	1,450
106	Exelixis, Inc. (a) (c)	1,280

SEE NOTES TO FINANCIAL STATEMENTS.

40   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Life Sciences Tools & Services — Continued
23	Illumina, Inc. (a) (c)	942
		3,672
	Machinery — 2.3%
19	Accuride Corp. (a)	291
172	AGCO Corp. (a) (m)	7,471
15	CIRCOR International, Inc. (c)	586
10	Flowserve Corp.	730
53	Freightcar America, Inc.	2,521
14	NACCO Industries, Inc., Class A	2,115
26	Valmont Industries, Inc. (c)	1,885
182	Westinghouse Air Brake Technologies Corp.	6,634
		22,233
	Media — 2.6%
284	Belo Corp., Class A	5,847
165	Cumulus Media, Inc., Class A (a) (c)	1,542
128	John Wiley & Sons, Inc., Class A	6,162
322	Marvel Entertainment, Inc. (a) (c)	8,215
144	Sinclair Broadcast Group, Inc., Class A	2,045
211	Westwood One, Inc.	1,516
		25,327
	Metals & Mining — 2.1%
107	Chaparral Steel Co.	7,654
103	Cleveland-Cliffs, Inc. (c)	8,008
59	Quanex Corp.	2,890
33	Steel Dynamics, Inc.	1,379
		19,931
	Multi-Utilities — 2.3%
262	Avista Corp.	5,635
392	CenterPoint Energy, Inc.	6,814
47	NorthWestern Corp. (c)	1,483
205	Puget Energy, Inc.	4,959
104	Vectren Corp. (c)	2,798
		21,689
	Multiline Retail — 1.4%
337	Big Lots, Inc. (a) (c)	9,900
151	Saks, Inc.	3,215
		13,115
	Oil, Gas & Consumable Fuels — 2.4%
71	Forest Oil Corp. (a)	3,000
27	General Maritime Corp. (Singapore) (c)	717
88	Harvest Natural Resources, Inc. (a) (c)	1,043
72	Holly Corp.	5,305
146	Mariner Energy, Inc. (a)	3,542
126	Meridian Resource Corp. (a)	381
19	Overseas Shipholding Group, Inc.	1,579
85	Swift Energy Co. (a)	3,622
166	USEC, Inc. (a)	3,657
		22,846
	Paper & Forest Products — 1.0%
170	Buckeye Technologies, Inc. (a)	2,622
161	Neenah Paper, Inc.	6,647
		9,269
	Personal Products — 1.0%
111	NBTY, Inc. (a)	4,804
292	Playtex Products, Inc. (a)	4,323
		9,127
	Pharmaceuticals — 0.5%
26	Adams Respiratory Therapeutics, Inc. (a) (c)	1,005
62	Alpharma, Inc., Class A	1,610
19	Auxilium Pharmaceuticals, Inc. (a) (c)	309
78	Cypress Bioscience, Inc. (a) (c)	1,037
49	ViroPharma, Inc. (a) (c)	676
		4,637
	Real Estate Investment Trusts (REITs) — 9.8%
125	Annaly Capital Management, Inc.	1,801
325	Anworth Mortgage Asset Corp.	2,937
104	Apartment Investment & Management Co.	5,254
28	Brandywine Realty Trust	814
207	Cousins Properties, Inc. (c)	6,011
74	Deerfield Triarc Capital Corp.	1,081
374	Equity Inns, Inc. (c)	8,384
89	Equity Lifestyle Properties, Inc.	4,645
104	Home Properties, Inc.	5,411
596	Innkeepers USA Trust (c)	10,567
62	LaSalle Hotel Properties	2,679
64	Lexington Realty Trust (c)	1,337
430	MFA Mortgage Investments, Inc.	3,130
9	Pennsylvania Real Estate Investment Trust (c)	390
109	PS Business Parks, Inc.	6,926
172	Ramco-Gershenson Properties Trust (c)	6,180
437	Sunstone Hotel Investors, Inc. (c)	12,401
118	Taubman Centers, Inc.	5,834
66	Universal Health Realty Income Trust (c)	2,208
425	Winston Hotels, Inc.	6,380
		94,370

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN SMALL CAP FUNDS   41

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Road & Rail — 1.1%
45	Arkansas Best Corp. (c)	1,734
246	Laidlaw International, Inc.	8,482
26	Saia, Inc. (a)	698
		10,914
	Semiconductors & Semiconductor Equipment — 2.3%
462	Asyst Technologies, Inc. (a)	3,338
170	Axcelis Technologies, Inc. (a)	1,105
530	Cirrus Logic, Inc. (a) (c)	4,396
67	Cohu, Inc.	1,495
114	Fairchild Semiconductor International, Inc. (a)	2,202
35	Genesis Microchip, Inc. (a) (c)	330
422	Lattice Semiconductor Corp. (a)	2,416
91	Novellus Systems, Inc. (a) (c)	2,568
125	OmniVision Technologies, Inc. (a) (c)	2,255
232	Silicon Storage Technology, Inc. (a) (c)	866
183	TriQuint Semiconductor, Inc. (a)	926
		21,897
	Software — 2.9%
73	Ansoft Corp. (a)	2,147
300	Aspen Technology, Inc. (a) (c)	4,200
238	BMC Software, Inc. (a)	7,205
448	EPIQ Systems, Inc. (a) (c)	7,233
12	Fair Isaac Corp.	497
113	Magma Design Automation, Inc. (a)	1,581
28	MicroStrategy, Inc. (a)	2,684
74	Parametric Technology Corp. (a)	1,595
29	Progress Software Corp. (a)	919
		28,061
	Specialty Retail — 3.4%
92	Barnes & Noble, Inc.	3,535
360	CSK Auto Corp. (a) (c)	6,620
124	GameStop Corp., Class A (a)	4,845
184	Midas, Inc. (a)	4,174
30	OfficeMax, Inc.	1,187
345	Payless ShoeSource, Inc. (a)	10,869
57	Shoe Carnival, Inc. (a)	1,561
		32,791
	Textiles, Apparel & Luxury Goods — 0.8%
262	Kellwood Co. (c)	7,370
23	Wolverine World Wide, Inc.	649
		8,019
	Thrifts & Mortgage Finance — 2.2%
288	Astoria Financial Corp.	7,219
87	Corus Bankshares, Inc. (c)	1,497
157	Federal Agricultural Mortgage Corp., Class C (c)	5,362
16	First Financial Holdings, Inc. (c)	507
183	First Niagara Financial Group, Inc.	2,401
56	FirstFed Financial Corp. (a) (c)	3,154
15	WSFS Financial Corp.	975
		21,115
	Tobacco — 0.7%
655	Alliance One International, Inc. (a)	6,580
	Trading Companies & Distributors — 0.5%
122	Applied Industrial Technologies, Inc.	3,594
149	BlueLinx Holdings, Inc. (c)	1,559
		5,153
	Wireless Telecommunication Services — 0.5%
469	Dobson Communications Corp. (a) (c)	5,209
	Total Long-Term Investments (Cost $733,129)	935,355
Short-Term Investments — 4.5%
	Investment Company — 4.3%
41,534	JPMorgan Liquid Assets Money Market Fund, Institutional Class (b) (m) (Cost $41,534)	41,534

PRINCIPAL AMOUNT($)
	U.S. Treasury Obligation — 0.2%
1,985	U.S. Treasury Note, 4.94%, 11/30/07 (k) (m) (n) (Cost $1,979)	1,980
	Total Short-Term Investments (Cost $43,513)	43,514
Investments of Cash Collateral for Securities on Loan — 17.0%
	Certificates of Deposit — 1.7%
4,998	Calyon, New York, FRN, 5.40%, 03/15/10	4,998
3,000	Canadian Imperial Bank, New York, FRN, 5.37%, 02/14/08	3,000
8,000	Natexis Banques Populaires, New York, FRN, 5.37%, 01/28/08	8,000
		15,998
	Corporate Notes — 13.2%
2,000	Allstate Life Global Funding, FRN, 5.32%, 07/29/08	2,000
1,000	Allstate Life Global Funding II, FRN, 5.32%, 07/29/08	1,000
9,000	BBVA Senior Finance S.A., FRN, 5.41%, 03/12/10	9,000

SEE NOTES TO FINANCIAL STATEMENTS.

42   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
5,000	Berkshire Hathaway Finance, FRN, 5.40%, 01/11/08	5,000
	Beta Finance, Inc.,
6,750	FRN, 5.37%, 01/15/08	6,750
3,998	FRN, 5.39%, 02/20/09	3,998
500	Caixa Catalunya, FRN, 5.39%, 07/28/08	500
8,000	CC U.S.A., Inc., FRN, 5.37%, 01/25/08	8,000
2,000	Fifth Third Bancorp, FRN, 5.32%, 07/29/08	2,000
10,000	General Electric Capital Corp., FRN, 5.40%, 03/12/10	10,000
	Goldman Sachs Group, Inc.,
4,000	FRN, 5.50%, 06/27/08	4,000
5,000	FRN, 5.54%, 12/28/07	5,000
1,520	HBOS Treasury Services plc, FRN, 5.39%, 07/29/08	1,520
2,500	K2 (USA) LLC, FRN, 5.39%, 02/15/08	2,500
10,000	Macquarie Bank Ltd., FRN, 5.34%, 07/29/08	10,000
8,500	Metropolitan Life Global Funding, FRN, 5.31%, 07/29/08	8,500
10,050	Monumental Global Funding, FRN, 5.41%, 06/28/10	10,050
500	Monumental Global Funding II, FRN, 5.40%, 03/26/10	500
4,500	Morgan Stanley, FRN, 5.56%, 07/29/08	4,500
	Pricoa Global Funding I,
5,000	FRN, 5.31%, 07/29/08	5,000
5,000	FRN, 5.41%, 12/15/09	5,000
11,997	Sigma Finance, Inc., FRN, 5.39%, 02/27/08	11,997
10,000	Wachovia Bank N.A, FRN, 5.36%, 02/23/09	10,000
		126,815
	Repurchase Agreement — 2.1%
19,909	Banc of America Securities LLC, 5.39%, dated 06/29/07, due date 07/02/07, repurchase price $19,918, collateralized by U.S. Government Agency Mortgages	19,909
	Total Investments of Cash Collateral for Securities on Loan (Cost $162,722)	162,722
	Total Investments — 119.0% (Cost $939,364)	1,141,591
	Liabilities in Excess of Other Assets — (19.0)%	(182,634)
	NET ASSETS — 100.0%	$958,957

Percentages indicated are based on net assets.

Futures Contracts

(Amounts in thousands, except number of contracts)

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 6/30/07	UNREALIZED DEPRECIATION
	Long Futures Outstanding
56	Russell 2000 Index	September, 2007	$23,579	$(52)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN SMALL CAP FUNDS   43

JPMorgan Strategic Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 93.1%
		Common Stocks — 93.1%
		Aerospace & Defense — 1.4%
3		AAR Corp. (a)	83
		Biotechnology — 0.5%
1		Theravance, Inc. (a)	29
		Building Products — 1.3%
8		PGT, Inc. (a)	82
		Capital Markets — 3.5%
1		Affiliated Managers Group, Inc. (a)	65
3		Investment Technology Group, Inc. (a)	108
3		PennantPark Investment Corp.	42
			215
		Commercial Banks — 3.2%
—	(h)	Alabama National Bancorp	25
6		West Coast Bancorp	170
			195
		Commercial Services & Supplies — 4.9%
2		Corrections Corp. of America (a)	97
6		Interface, Inc., Class A	118
9		Spherion Corp. (a)	87
			302
		Communications Equipment — 3.6%
3		CommScope, Inc. (a)	158
4		Tekelec (a)	63
			221
		Containers & Packaging — 1.1%
1		Silgan Holdings, Inc.	70
		Diversified Consumer Services — 1.6%
10		INVESTools, Inc. (a)	99
		Diversified Financial Services — 3.7%
3		BlackRock Kelso Capital Corp.	43
9		Marlin Business Services Corp. (a)	182
			225
		Diversified Telecommunication Services — 1.2%
2		Cbeyond, Inc. (a)	75
		Electrical Equipment — 5.7%
1		Acuity Brands, Inc.	71
2		General Cable Corp. (a)	152
4		Powell Industries, Inc. (a)	128
			351
		Electronic Equipment & Instruments — 1.1%
1		Anixter International, Inc. (a)	65
		Energy Equipment & Services — 4.8%
2		Gulf Island Fabrication, Inc.	69
2		Hornbeck Offshore Services, Inc. (a)	68
3		Oceaneering International, Inc. (a)	155
			292
		Food & Staples Retailing — 0.9%
2		Ruddick Corp.	57
		Food Products — 1.0%
2		Reddy Ice Holdings, Inc.	59
		Gas Utilities — 2.2%
2		Energen Corp.	136
		Health Care Equipment & Supplies — 1.1%
1		DJO, Inc. (a)	39
—	(h)	Hologic, Inc. (a)	27
			66
		Health Care Providers & Services — 1.9%
3		American Dental Partners, Inc. (a)	84
1		Kindred Healthcare, Inc. (a)	35
			119
		Household Durables — 4.4%
18		Champion Enterprises, Inc. (a)	179
3		Tupperware Brands Corp.	91
			270
		Insurance — 5.1%
5		Castlepoint Holdings Ltd. (Bermuda)	71
1		Hanover Insurance Group, Inc. (The)	29
2		ProAssurance Corp. (a)	87
4		Security Capital Assurance Ltd. (Bermuda)	123
			310
		Internet Software & Services — 1.0%
3		Switch & Data Facilities Co., Inc. (a)	61
		IT Services — 1.3%
5		RightNow Technologies, Inc. (a)	80
		Machinery — 4.4%
3		Greenbrier Cos., Inc.	83
3		Kaydon Corp.	130
1		Toro Co.	59
			272
		Marine — 1.4%
3		American Commercial Lines, Inc. (a)	85

SEE NOTES TO FINANCIAL STATEMENTS.

44   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Metals & Mining — 4.0%
2	Century Aluminum Co. (a)	117
4	Commercial Metals Co.	129
		246
	Multi-Utilities — 1.9%
7	CMS Energy Corp.	115
	Multiline Retail — 0.9%
4	Fred’s, Inc.	56
	Paper & Forest Products — 1.8%
36	Abitibi-Consolidated, Inc. (Canada) (a)	107
	Pharmaceuticals — 0.9%
2	Nastech Pharmaceutical Co., Inc. (a)	25
2	Somaxon Pharmaceuticals, Inc. (a)	28
		53
	Real Estate Investment Trusts (REITs) — 9.7%
2	Agree Realty Corp.	62
8	Associated Estates Realty Corp.	123
2	Brandywine Realty Trust	68
3	KKR Financial Holdings LLC	79
2	MFA Mortgage Investments, Inc.	14
1	Mid-America Apartment Communities, Inc.	47
9	Resource Capital Corp.	133
2	Universal Health Realty Income Trust	70
		596
	Semiconductors & Semiconductor Equipment — 1.0%
25	Applied Micro Circuits Corp. (a)	62
	Software — 2.1%
13	Lawson Software, Inc. (a)	128
	Thrifts & Mortgage Finance — 4.3%
5	BankAtlantic Bancorp, Inc., Class A	42
4	Berkshire Hills Bancorp, Inc.	126
1	WSFS Financial Corp.	98
		266
	Tobacco — 2.9%
8	Vector Group Ltd.	177
	Trading Companies & Distributors — 1.3%
8	BlueLinx Holdings, Inc.	82
	Total Long-Term Investments (Cost $4,877)	5,707
Short-Term Investment — 6.4%
	Investment Company — 6.4%
395	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $395)	395
	Total Investments — 99.5% (Cost $5,272)	6,102
	Other Assets in Excess of Liabilities — 0.5%	30
	NET ASSETS — 100.0%	$6,132

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN SMALL CAP FUNDS   45

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.9%
	Common Stocks — 97.9%
	Aerospace & Defense — 3.0%
21	Ceradyne, Inc. (a) (c)	1,561
4	Curtiss-Wright Corp.	163
11	Esterline Technologies Corp. (a) (c)	541
3	HEICO Corp. (c)	122
21	Moog, Inc., Class A (a)	913
3	Orbital Sciences Corp. (a)	59
2	Triumph Group, Inc.	140
2	United Industrial Corp.	138
		3,637
	Air Freight & Logistics — 0.2%
8	Hub Group, Inc., Class A (a)	267
	Airlines — 0.9%
4	Alaska Air Group, Inc. (a)	114
24	ExpressJet Holdings, Inc. (a) (c)	144
25	Republic Airways Holdings, Inc. (a)	503
17	SkyWest, Inc.	398
		1,159
	Auto Components — 0.9%
9	Aftermarket Technology Corp. (a)	276
7	ArvinMeritor, Inc.	147
1	Sauer-Danfoss, Inc.	33
6	Standard Motor Products, Inc.	90
17	Tenneco, Inc. (a)	585
		1,131
	Beverages — 0.1%
8	National Beverage Corp. (a) (c)	90
	Biotechnology — 2.6%
8	Acadia Pharmaceuticals, Inc. (a) (c)	115
5	Alexion Pharmaceuticals, Inc. (a) (c)	212
9	Alkermes, Inc. (a) (c)	126
9	Arena Pharmaceuticals, Inc. (a) (c)	102
8	BioMarin Pharmaceuticals, Inc. (a)	145
6	Cell Genesys, Inc. (a) (c)	20
4	Combinatorx, Inc. (a)	25
10	Cubist Pharmaceuticals, Inc. (a) (c)	202
6	GTx, Inc. (a) (c)	99
11	Human Genome Sciences, Inc. (a) (c)	95
10	Incyte Corp. (a)	59
8	Keryx Biopharmaceuticals, Inc. (a) (c)	78
10	LifeCell Corp. (a) (c)	293
6	MannKind Corp. (a) (c)	70
4	Martek Biosciences Corp. (a) (c)	106
11	Medarex, Inc. (a) (c)	163
10	Myriad Genetics, Inc. (a)	357
8	Onyx Pharmaceuticals, Inc. (a) (c)	226
4	Progenics Pharmaceuticals, Inc. (a)	93
10	Regeneron Pharmaceuticals, Inc. (a)	183
5	Telik, Inc. (a) (c)	17
4	Theravance, Inc. (a)	122
5	United Therapeutics Corp. (a) (c)	319
		3,227
	Building Products — 0.9%
6	Goodman Global, Inc. (a)	129
21	Insteel Industries, Inc. (c)	380
7	NCI Building Systems, Inc. (a) (c)	335
7	Universal Forest Products, Inc.	304
		1,148
	Capital Markets — 1.3%
2	Calamos Asset Management, Inc., Class A	59
16	Knight Capital Group, Inc., Class A (a)	267
5	Kohlberg Capital Corp.	91
6	MCG Capital Corp.	91
3	optionsXpress Holdings, Inc.	69
1	Piper Jaffray Cos. (a)	72
15	SWS Group, Inc.	329
18	Technology Investment Capital Corp.	285
2	TradeStation Group, Inc. (a) (c)	19
10	Waddell & Reed Financial, Inc.	268
		1,550
	Chemicals — 3.3%
3	Balchem Corp.	50
24	CF Industries Holdings, Inc.	1,407
12	H.B. Fuller Co.	344
16	Hercules, Inc. (a)	316
2	Kronos Worldwide, Inc.	51
9	Spartech Corp.	244
51	Terra Industries, Inc. (a)	1,294
15	W.R. Grace & Co. (a) (c)	358
		4,064
	Commercial Banks — 5.0%
1	1st Source Corp.	32
5	Ameris Bancorp	121
1	Associated Banc-Corp.	48
6	Banco Latinoamericano de Exportaciones S.A. (Panama)	103

SEE NOTES TO FINANCIAL STATEMENTS.

46   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2007

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Commercial Banks — Continued
2		BancFirst Corp. (c)	81
3		Bank of Granite Corp. (c)	51
2		Capital Corp. of the West (c)	53
4		Center Financial Corp. (c)	59
5		Central Pacific Financial Corp.	178
2		Citizens Republic Bancorp, Inc.	41
6		City Holding Co.	215
3		Columbia Banking System, Inc. (c)	79
3		Community Bancorp (a)	78
8		Community Bank System, Inc. (c)	166
3		Community Trust Bancorp, Inc.	81
21		First Bancorp (c)	229
2		First Community Bancshares, Inc. (c)	53
4		First Regional Bancorp (a) (c)	109
3		First Republic Bank	174
1		FNB Corp. (c)	50
4		Glacier Bancorp, Inc. (c)	84
2		Great Southern Bancorp, Inc. (c)	54
6		Greater Bay Bancorp	159
1		Greene Bancshares, Inc.	38
24		Hanmi Financial Corp.	403
2		Heritage Commerce Corp. (c)	52
2		Horizon Financial Corp. (c)	33
10		IBERIABANK Corp. (c)	505
8		Independent Bank Corp.	138
6		International Bancshares Corp. (c)	148
2		Intervest Bancshares Corp.	59
3		Lakeland Financial Corp. (c)	64
—	(h)	Macatawa Bank Corp.	—	(h)
1		Mercantile Bank Corp.	29
20		Nara Bancorp, Inc. (c)	325
3		NBT Bancorp, Inc.	72
5		Pacific Capital Bancorp	124
3		Peoples Bancorp, Inc. (c)	81
10		R&G Financial Corp., Class B (a)	38
1		Renasant Corp.	25
1		Republic Bancorp, Inc., Class A (c)	10
1		Santander BanCorp (c)	18
1		Sierra Bancorp (c)	17
2		Simmons First National Corp., Class A	61
—	(h)	Smithtown Bancorp, Inc.	13
8		Southwest Bancorp, Inc.	190
24		Sterling Bancshares, Inc.	269
8		Sterling Financial Corp. (c)	237
3		Taylor Capital Group, Inc.	88
2		TriCo Bancshares (c)	45
36		W Holding Co., Inc. (c)	95
8		West Coast Bancorp	233
8		Westamerica Bancorp (c)	372
4		Wilshire Bancorp, Inc. (c)	46
			6,126
		Commercial Services & Supplies — 4.7%
5		COMSYS IT Partners, Inc. (a)	103
7		Consolidated Graphics, Inc. (a)	471
35		Deluxe Corp.	1,409
5		Ennis, Inc.	106
13		GEO Group, Inc. (The) (a)	367
5		Heidrick & Struggles International, Inc. (a)	277
11		Herman Miller, Inc.	348
8		Hudson Highland Group, Inc. (a)	167
4		ICF International, Inc. (a)	84
41		IKON Office Solutions, Inc.	638
23		Kforce, Inc. (a)	368
5		Knoll, Inc.	116
10		Korn/Ferry International (a)	249
10		Labor Ready, Inc. (a)	229
4		Navigant Consulting, Inc. (a)	70
15		TeleTech Holdings, Inc. (a)	494
3		United Stationers, Inc. (a)	213
4		Volt Information Sciences, Inc. (a) (c)	74
—	(h)	Waste Connections, Inc. (a)	5
			5,788
		Communications Equipment — 2.8%
20		3Com Corp. (a)	83
31		Arris Group, Inc. (a)	542
7		Avocent Corp. (a)	194
3		Bel Fuse, Inc., Class B	92
4		Black Box Corp.	170
4		C-COR, Inc. (a)	60
2		Digi International, Inc. (a) (c)	31
3		Ditech Networks, Inc. (a)	24
10		Extreme Networks, Inc. (a)	41
20		Finisar Corp. (a) (c)	74
9		Foundry Networks, Inc. (a)	148
6		Harmonic, Inc. (a) (c)	54
23		Inter-Tel, Inc. (c)	560
7		InterDigital Communications Corp. (a) (c)	222
3		MasTec, Inc. (a)	41
11		MRV Communications, Inc. (a) (c)	37

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN SMALL CAP FUNDS   47

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Communications Equipment — Continued
4	NETGEAR, Inc. (a) (c)	160
2	Packeteer, Inc. (a)	12
11	Plantronics, Inc. (c)	291
6	Polycom, Inc. (a)	212
5	Powerwave Technologies, Inc. (a) (c)	36
4	Sonus Networks, Inc. (a)	35
14	Symmetricom, Inc. (a) (c)	113
7	Tekelec (a) (c)	99
10	UTStarcom, Inc. (a) (c)	54
		3,385
	Computers & Peripherals — 1.3%
5	Adaptec, Inc. (a) (c)	18
2	Electronics for Imaging, Inc. (a)	62
28	Emulex Corp. (a)	601
12	Gateway, Inc. (a) (c)	19
4	Hypercom Corp. (a) (c)	25
7	Imation Corp.	265
4	Intevac, Inc. (a) (c)	89
8	Novatel Wireless, Inc. (a)	203
8	Palm, Inc. (a) (c)	131
7	Quantum Corp. (a)	23
3	Synaptics, Inc. (a) (c)	111
		1,547
	Construction & Engineering — 0.5%
10	Perini Corp. (a)	591
	Construction Materials — 0.1%
3	Headwaters, Inc. (a) (c)	55
10	U.S. Concrete, Inc. (a) (c)	83
		138
	Consumer Finance — 2.3%
10	Advance America Cash Advance Centers, Inc.	170
5	Advanta Corp., Class B (c)	157
27	Cash America International, Inc.	1,071
5	CompuCredit Corp. (a) (c)	182
19	Dollar Financial Corp. (a)	546
9	EZCORP, Inc., Class A (a)	118
3	First Cash Financial Services, Inc. (a)	75
5	Nelnet, Inc., Class A	127
8	World Acceptance Corp. (a)	329
		2,775
	Containers & Packaging — 1.0%
2	AEP Industries, Inc. (a) (m)	108
4	Greif, Inc., Class A	250
19	Myers Industries, Inc.	414
3	Rock-Tenn Co., Class A	83
7	Silgan Holdings, Inc.	379
		1,234
	Diversified Consumer Services — 0.2%
6	Vertrue, Inc. (a)	278
	Diversified Financial Services — 0.2%
3	Asta Funding, Inc. (c)	112
2	Marlin Business Services Corp. (a) (c)	51
4	Medallion Financial Corp.	51
		214
	Diversified Telecommunication Services — 1.8%
133	Cincinnati Bell, Inc. (a)	770
9	CT Communications, Inc.	269
4	Golden Telecom, Inc. (Russia) (c)	198
63	Premiere Global Services, Inc. (a)	818
8	Time Warner Telecom, Inc., Class A (a)	165
		2,220
	Electric Utilities — 0.8%
16	El Paso Electric Co. (a)	393
2	UIL Holdings Corp.	63
20	Westar Energy, Inc.	490
		946
	Electrical Equipment — 1.0%
3	A.O. Smith Corp. (c)	124
6	Acuity Brands, Inc.	356
7	Evergreen Solar, Inc. (a) (c)	61
3	Power-One, Inc. (a) (c)	10
16	Regal-Beloit Corp.	735
		1,286
	Electronic Equipment & Instruments — 2.4%
8	Aeroflex, Inc. (a)	118
8	Agilysys, Inc.	187
11	Anixter International, Inc. (a) (c)	842
11	Benchmark Electronics, Inc. (a)	257
4	Checkpoint Systems, Inc. (a)	91
8	CTS Corp. (c)	104
1	Echelon Corp. (a) (c)	14
6	Insight Enterprises, Inc. (a)	142
5	Itron, Inc. (a) (c)	398
3	KEMET Corp. (a)	21
4	Methode Electronics, Inc.	69

SEE NOTES TO FINANCIAL STATEMENTS.

48   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Electronic Equipment & Instruments — Continued
6	Plexus Corp. (a)	147
2	RadiSys Corp. (a) (c)	24
2	Rofin-Sinar Technologies, Inc. (a)	131
7	Technitrol, Inc.	186
12	TTM Technologies, Inc. (a)	156
		2,887
	Energy Equipment & Services — 2.6%
3	Basic Energy Services, Inc. (a)	82
28	Grey Wolf, Inc. (a)	229
15	Gulfmark Offshore, Inc. (a)	773
9	Hanover Compressor Co. (a) (c)	206
3	Hercules Offshore, Inc. (a) (c)	104
7	Input/Output, Inc. (a) (c)	103
3	Lufkin Industries, Inc.	161
3	Matrix Service Co. (a)	75
3	Newpark Resources, Inc. (a)	20
6	Oil States International, Inc. (a)	252
18	Parker Drilling Co. (a)	191
8	RPC, Inc. (c)	133
3	T-3 Energy Services, Inc. (a)	114
15	Trico Marine Services, Inc. (a)	626
5	Union Drilling, Inc. (a)	85
		3,154
	Food & Staples Retailing — 1.0%
9	Nash Finch Co. (c)	421
10	Pantry, Inc. (The) (a)	470
10	Spartan Stores, Inc.	319
		1,210
	Gas Utilities — 1.2%
6	New Jersey Resources Corp. (c)	291
6	Nicor, Inc. (c)	253
4	Northwest Natural Gas Co.	180
5	South Jersey Industries, Inc. (c)	170
9	Southwest Gas Corp.	318
7	WGL Holdings, Inc.	215
		1,427
	Health Care Equipment & Supplies — 2.4%
13	CONMED Corp. (a)	378
4	Haemonetics Corp. (a)	195
6	Hologic, Inc. (a) (c)	337
10	Immucor, Inc. (a)	286
4	Integra LifeSciences Holdings Corp. (a) (c)	193
2	Inverness Medical Innovations, Inc. (a) (c)	122
3	Kyphon, Inc. (a) (c)	136
5	Medical Action Industries, Inc. (a)	81
3	Mentor Corp. (c)	110
6	NeuroMetrix, Inc. (a) (c)	57
2	Palomar Medical Technologies, Inc. (a)	80
4	PolyMedica Corp.	172
16	STERIS Corp.	483
2	SurModics, Inc. (a) (c)	115
11	Thoratec Corp. (a) (c)	210
		2,955
	Health Care Providers & Services — 3.4%
15	Alliance Imaging, Inc. (a)	143
10	AMERIGROUP Corp. (a)	226
22	AMN Healthcare Services, Inc. (a) (m)	482
7	Apria Healthcare Group, Inc. (a)	213
10	Centene Corp. (a)	213
4	Emergency Medical Services Corp. (a)	141
16	Five Star Quality Care, Inc. (a) (c)	124
3	Genesis HealthCare Corp. (a)	219
24	Gentiva Health Services, Inc. (a)	487
9	inVentiv Health, Inc. (a)	344
6	Kindred Healthcare, Inc. (a)	172
3	LCA-Vision, Inc. (c)	161
1	LHC Group, Inc. (a) (c)	37
3	Magellan Health Services, Inc. (a)	116
2	Molina Healthcare, Inc. (a)	46
18	PSS World Medical, Inc. (a)	332
6	Psychiatric Solutions, Inc. (a)	228
6	Res-Care, Inc. (a)	127
6	Sunrise Senior Living, Inc. (a)	248
5	Symbion, Inc. (a)	106
		4,165
	Health Care Technology — 0.6%
1	Computer Programs & Systems, Inc. (c)	36
17	Omnicell, Inc. (a)	361
19	Trizetto Group (a)	374
		771
	Hotels, Restaurants & Leisure — 1.6%
3	Bob Evans Farms, Inc.	114
7	CBRL Group, Inc.	297
22	Domino’s Pizza, Inc.	406
3	Dover Downs Gaming & Entertainment, Inc. (c)	38
8	Jack in the Box, Inc. (a)	567

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN SMALL CAP FUNDS   49

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Hotels, Restaurants & Leisure — Continued
3		Monarch Casino & Resort, Inc. (a)	83
14		Ruby Tuesday, Inc. (c)	358
5		Triarc Cos., Inc., Class B	74
			1,937
		Household Durables — 2.0%
14		Champion Enterprises, Inc. (a) (c)	139
—	(h)	CSS Industries, Inc.	7
2		Ethan Allen Interiors, Inc. (c)	79
9		Helen of Troy Ltd. (Bermuda) (a)	254
6		Kimball International, Inc., Class B	86
27		Tempur-Pedic International, Inc. (c)	699
40		Tupperware Brands Corp.	1,135
			2,399
		Industrial Conglomerates — 0.2%
7		Walter Industries, Inc.	203
		Insurance — 3.4%
3		American Physicians Capital, Inc. (a)	140
5		Argonaut Group, Inc.	158
9		Aspen Insurance Holdings Ltd. (Bermuda)	247
7		Commerce Group, Inc.	239
15		Delphi Financial Group, Inc.	640
4		LandAmerica Financial Group, Inc. (c)	396
6		Max Capital Group Ltd. (Bermuda)	167
9		Meadowbrook Insurance Group, Inc. (a)	96
3		National Financial Partners Corp.	134
1		Navigators Group, Inc. (a)	27
4		Odyssey Re Holdings Corp.	150
7		Platinum Underwriters Holdings Ltd. (Bermuda)	247
29		PMA Capital Corp., Class A (a) (c)	307
9		Safety Insurance Group, Inc.	352
7		Selective Insurance Group (c)	196
15		Zenith National Insurance Corp.	695
			4,191
		Internet & Catalog Retail — 1.1%
14		FTD Group, Inc.	258
17		priceline.com, Inc. (a) (c)	1,134
			1,392
		Internet Software & Services — 1.5%
7		Ariba, Inc. (a) (c)	68
5		Art Technology Group, Inc. (a)	12
47		CMGI, Inc. (a) (c)	92
22		CNET Networks, Inc. (a)	181
3		Digital River, Inc. (a)	154
3		Imergent, Inc. (c)	66
7		Interwoven, Inc. (a)	101
3		iPass, Inc. (a) (c)	15
8		j2 Global Communications, Inc. (a) (c)	269
6		RealNetworks, Inc. (a)	47
31		United Online, Inc.	508
9		ValueClick, Inc. (a)	268
			1,781
		IT Services — 1.4%
12		Authorize.Net Holdings, Inc. (a)	207
6		CACI International, Inc., Class A (a)	274
16		CIBER, Inc. (a)	134
3		Covansys Corp. (a)	109
5		CSG Systems International, Inc. (a)	138
6		Gartner, Inc. (a)	140
6		infoUSA, Inc.	57
1		Lionbridge Technologies, Inc. (a) (c)	8
7		ManTech International Corp., Class A (a)	213
12		Perot Systems Corp., Class A (a)	205
11		SYKES Enterprises, Inc. (a)	205
			1,690
		Leisure Equipment & Products — 1.4%
32		JAKKS Pacific, Inc. (a) (c)	898
24		K2, Inc. (a)	368
8		RC2 Corp. (a)	320
3		Steinway Musical Instruments, Inc.	114
			1,700
		Life Sciences Tools & Services — 1.0%
2		Advanced Magnetics, Inc. (a) (c)	110
1		Bio-Rad Laboratories, Inc., Class A (a)	91
36		Exelixis, Inc. (a)	430
8		Illumina, Inc. (a) (c)	317
2		Kendle International, Inc. (a) (c)	66
4		Medivation, Inc. (a) (c)	73
18		Nektar Therapeutics (a) (c)	171
			1,258
		Machinery — 3.1%
7		Accuride Corp. (a)	108
7		Astec Industries, Inc. (a)	285
16		Barnes Group, Inc. (c)	520
4		Cascade Corp. (c)	306
3		CIRCOR International, Inc.	133

SEE NOTES TO FINANCIAL STATEMENTS.

50   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Machinery — Continued
14	EnPro Industries, Inc. (a)	595
2	Freightcar America, Inc.	110
3	Middleby Corp. (a) (c)	173
2	Miller Industries, Inc. (a) (c)	60
3	NACCO Industries, Inc., Class A	435
3	Valmont Industries, Inc.	226
3	Watts Water Technologies, Inc., Class A (c)	116
20	Westinghouse Air Brake Technologies Corp.	742
		3,809
	Marine — 0.5%
11	Excel Maritime Carriers Ltd. (Greece)	272
7	Genco Shipping & Trading Ltd	280
1	Horizon Lines, Inc., Class A	23
		575
	Media — 2.1%
5	Belo Corp., Class A	105
3	Catalina Marketing Corp.	101
43	Charter Communications, Inc., Class A (a) (c)	176
4	Entercom Communications Corp., Class A (c)	102
9	Entravision Communications Corp., Class A (a)	94
4	Gray Television, Inc.	39
11	Harris Interactive, Inc. (a)	60
8	Lee Enterprises, Inc.	175
6	Lin TV Corp., Class A (a)	119
20	LodgeNet Entertainment Corp. (a)	644
8	Marvel Entertainment, Inc. (a) (c)	201
6	Scholastic Corp. (a)	212
30	Sinclair Broadcast Group, Inc., Class A	427
4	Valassis Communications, Inc. (a)	67
		2,522
	Metals & Mining — 1.9%
3	Century Aluminum Co. (a)	186
10	Metal Management, Inc.	423
11	Olympic Steel, Inc. (c)	318
14	Quanex Corp.	701
18	Ryerson, Inc. (c)	670
1	Schnitzer Steel Industries, Inc. (c)	34
		2,332
	Multi-Utilities — 0.6%
7	Avista Corp.	144
3	Black Hills Corp.	119
15	PNM Resources, Inc.	420
		683
	Multiline Retail — 0.2%
5	Bon-Ton Stores, Inc. (The) (c)	192
	Oil, Gas & Consumable Fuels — 1.0%
8	Alon USA Energy, Inc.	330
2	ATP Oil & Gas Corp. (a) (c)	78
5	Penn Virginia Corp.	181
8	PetroHawk Energy Corp. (a)	128
4	Swift Energy Co. (a) (c)	175
8	USEC, Inc. (a)	180
13	VAALCO Energy, Inc. (a)	65
2	World Fuel Services Corp.	97
		1,234
	Personal Products — 0.2%
12	American Oriental Bioengineering, Inc. (China) (a) (c)	103
6	Elizabeth Arden, Inc. (a)	138
		241
	Pharmaceuticals — 1.3%
6	Adams Respiratory Therapeutics, Inc. (a) (c)	248
5	Alpharma, Inc., Class A	122
8	Auxilium Pharmaceuticals, Inc. (a)	128
3	Bentley Pharmaceuticals, Inc. (a)	33
8	Bradley Pharmaceuticals, Inc. (a) (c)	176
7	Cardiome Pharma Corp. (Canada) (a) (c)	64
11	Cypress Bioscience, Inc. (a) (c)	143
8	DURECT Corp. (a) (c)	32
3	Par Pharmaceutical Cos., Inc. (a)	96
2	Salix Pharmaceuticals Ltd. (a) (c)	26
8	Valeant Pharmaceuticals International	137
24	ViroPharma, Inc. (a)	324
		1,529
	Real Estate Investment Trusts (REITs) — 6.8%
4	American Home Mortgage Investment Corp. (c)	75
14	Anthracite Capital, Inc. (c)	166
11	Ashford Hospitality Trust, Inc.	133
2	BioMed Realty Trust, Inc.	60
7	Cousins Properties, Inc.	194
33	Digital Realty Trust, Inc.	1,251
15	Equity Inns, Inc.	334
52	FelCor Lodging Trust, Inc.	1,351
11	First Potomac Realty Trust (m)	254
7	Glimcher Realty Trust (c)	165
21	GMH Communities Trust	202
13	Gramercy Capital Corp.	358

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN SMALL CAP FUNDS   51

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Real Estate Investment Trusts (REITs) — Continued
7	Highland Hospitality Corp.	134
3	Home Properties, Inc.	171
29	Innkeepers USA Trust	507
3	LaSalle Hotel Properties	130
15	Lexington Realty Trust (c)	315
27	Nationwide Health Properties, Inc.	724
13	Pennsylvania Real Estate Investment Trust (c)	572
4	Post Properties, Inc.	198
2	PS Business Parks, Inc., Class A	146
4	RAIT Financial Trust (c)	114
3	Saul Centers, Inc. (c)	118
21	Sunstone Hotel Investors, Inc.	596
		8,268
	Road & Rail — 0.4%
2	Arkansas Best Corp.	78
1	Old Dominion Freight Line, Inc. (a)	30
13	Saia, Inc. (a)	341
		449
	Semiconductors & Semiconductor Equipment — 4.1%
1	Actel Corp. (a)	15
9	Advanced Energy Industries, Inc. (a)	211
14	AMIS Holdings, Inc. (a)	172
67	Amkor Technology, Inc. (a)	1,058
15	Applied Micro Circuits Corp. (a)	37
14	Asyst Technologies, Inc. (a)	99
3	Axcelis Technologies, Inc. (a)	22
10	Brooks Automation, Inc. (a)	174
15	Cirrus Logic, Inc. (a)	123
20	Conexant Systems, Inc. (a)	28
7	Credence Systems Corp. (a) (c)	27
4	Diodes, Inc. (a) (c)	177
10	Entegris, Inc. (a)	120
5	IXYS Corp. (a) (c)	38
10	Kulicke & Soffa Industries, Inc. (a) (c)	106
4	Lattice Semiconductor Corp. (a)	25
2	LTX Corp. (a)	9
12	Mattson Technology, Inc. (a)	112
12	Micrel, Inc.	154
4	Microsemi Corp. (a) (c)	98
11	MIPS Technologies, Inc. (a) (c)	93
6	MKS Instruments, Inc. (a)	169
3	OmniVision Technologies, Inc. (a) (c)	49
44	ON Semiconductor Corp. (a) (c)	469
2	Photronics, Inc. (a)	30
14	PMC-Sierra, Inc. (a) (c)	105
10	RF Micro Devices, Inc. (a)	62
2	Semitool, Inc. (a) (c)	16
6	Semtech Corp. (a)	109
13	Silicon Image, Inc. (a)	108
9	Silicon Storage Technology, Inc. (a)	32
17	Skyworks Solutions, Inc. (a)	126
3	Standard Microsystems Corp. (a) (c)	89
2	Supertex, Inc. (a)	69
13	Techwell, Inc. (a)	165
23	Zoran Corp. (a)	461
		4,957
	Software — 2.6%
20	Actuate Corp. (a)	134
2	Ansoft Corp. (a)	68
6	ANSYS, Inc. (a)	154
25	Aspen Technology, Inc. (a)	354
4	Epicor Software Corp. (a)	61
2	EPIQ Systems, Inc. (a) (c)	37
2	eSpeed, Inc., Class A (a) (c)	14
4	i2 Technologies, Inc. (a) (c)	73
9	Informatica Corp. (a) (c)	139
1	InterVoice, Inc. (a)	12
3	JDA Software Group, Inc. (a)	59
2	Macrovision Corp. (a)	69
5	Magma Design Automation, Inc. (a)	72
2	Manhattan Associates, Inc. (a)	64
8	Mentor Graphics Corp. (a)	99
3	MicroStrategy, Inc. (a)	264
9	Nuance Communications, Inc. (a)	154
15	Parametric Technology Corp. (a)	321
1	Pegasystems, Inc. (c)	15
13	Progress Software Corp. (a)	400
3	Secure Computing Corp. (a) (c)	26
6	Smith Micro Software, Inc. (a) (c)	95
1	SPSS, Inc. (a)	53
14	Sybase, Inc. (a)	342
6	TIBCO Software, Inc. (a)	52
3	Wind River Systems, Inc. (a)	37
		3,168

SEE NOTES TO FINANCIAL STATEMENTS.

52   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Specialty Retail — 3.8%
2	Aeropostale, Inc. (a)	92
20	Asbury Automotive Group, Inc.	509
19	Brown Shoe Co., Inc.	468
22	CSK Auto Corp. (a) (c)	409
14	Dress Barn, Inc. (a)	277
18	Gymboree Corp. (a)	705
20	Men’s Wearhouse, Inc. (The)	1,001
10	Payless ShoeSource, Inc. (a)	316
28	Rent-A-Center, Inc. (a)	734
3	Shoe Carnival, Inc. (a)	71
		4,582
	Textiles, Apparel & Luxury Goods — 2.4%
3	Columbia Sportswear Co.	220
3	Deckers Outdoor Corp. (a)	343
12	Kellwood Co.	332
27	Maidenform Brands, Inc. (a)	544
6	Movado Group, Inc.	199
2	Oxford Industries, Inc. (c)	67
17	Perry Ellis International, Inc. (a)	537
10	Skechers U.S.A., Inc., Class A (a)	277
7	Steven Madden Ltd.	213
5	UniFirst Corp. (c)	225
		2,957
	Thrifts & Mortgage Finance — 1.7%
1	Accredited Home Lenders Holding Co. (a) (c)	19
6	BankUnited Financial Corp., Class A (c)	110
6	CityBank (c)	194
24	Corus Bankshares, Inc. (c)	421
3	Downey Financial Corp. (c)	185
3	Federal Agricultural Mortgage Corp., Class C (c)	92
11	First Niagara Financial Group, Inc.	149
2	First Place Financial Corp. (c)	46
3	FirstFed Financial Corp. (a) (c)	159
7	Franklin Bank Corp. (a) (c)	100
2	ITLA Capital Corp.	120
18	Ocwen Financial Corp. (a) (c)	241
8	United Community Financial Corp. (c)	77
3	WSFS Financial Corp.	223
		2,136
	Tobacco — 0.8%
81	Alliance One International, Inc. (a)	811
3	Universal Corp.	195
		1,006
	Trading Companies & Distributors — 1.4%
49	Applied Industrial Technologies, Inc.	1,454
9	BlueLinx Holdings, Inc. (c)	96
6	Kaman Corp.	193
		1,743
	Wireless Telecommunication Services — 0.9%
11	Centennial Communications Corp. (a)	107
48	Dobson Communications Corp. (a) (c)	538
8	Rural Cellular Corp., Class A (a)	355
3	Syniverse Holdings, Inc. (a) (c)	41
		1,041
	Total Long-Term Investments (Cost $93,522)	119,345
Short-Term Investments — 0.5%
	Investment Company — 0.3%
407	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $407)	407

PRINCIPAL AMOUNT($)
	U.S. Treasury Obligation — 0.2%
270	U.S. Treasury Note, 4.82%, 11/30/07 (k) (m) (n) (Cost $269)	269
	Total Short-Term Investments (Cost $676)	676
Investments of Cash Collateral for Securities on Loan — 19.6%
	Certificates of Deposit — 1.6%
1,900	Deutsche Bank, New York, FRN, 5.47%, 01/22/08	1,900
	Corporate Notes — 10.0%
1,000	Alliance and Leister plc, FRN, 5.33%, 07/29/08	1,000
1,500	Allstate Life Global Funding II, FRN, 5.32%, 07/29/08	1,500
1,500	Banque Federative du Credit Mutuel, FRN, 5.32%, 07/29/08	1,500
1,800	CDC Financial Products, Inc., FRN, 5.43%, 07/27/07	1,800
1,400	Citigroup Global Markets Inc., FRN, 5.45%, 07/06/07	1,400
1,000	Comerica Bank, FRN, 5.31%, 11/13/07	1,000
1,500	Macquarie Bank Ltd., FRN, 5.35%, 07/29/08	1,500
1,500	Morgan Stanley, FRN, 5.56%, 07/29/08	1,500
1,000	Sigma Finance, Inc., FRN, 5.37%, 10/24/07	1,000
		12,200

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN SMALL CAP FUNDS   53

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — Continued
	Repurchase Agreements — 8.0%
4,762	Banc of America Securities LLC, 5.39%, dated 06/29/07, due 07/02/07, repurchase price $4,764, collateralized by U.S. Government Agency Mortgages	4,762
5,000	Credit Suisse First Boston LLC, 5.39%, dated 06/29/07, due 07/02/07, repurchase price $5,002, collateralized by U.S. Government Agency Mortgages	5,000
		9,762
	Total Investments of Cash Collateral for Securities on Loan (Cost $23,862)	23,862
	Total Investments — 118.0% (Cost $118,060)	143,883
	Liabilities in Excess of Other Assets — (18.0)%	(21,999)
	NET ASSETS — 100.0%	$121,884

Percentages indicated are based on net assets.

Futures Contracts

(Amounts in thousands, except number of contracts)

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 6/30/07	UNREALIZED APPRECIATION
	Long Futures Outstanding
7	Russell 2000 Index	September, 2007	$2,947	$30

SEE NOTES TO FINANCIAL STATEMENTS.

54   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2007

JPMorgan Small Cap Funds

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (continued)

ABBREVIATIONS:

(a)	—	Non-income producing security.

(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisors Inc.

(c)	—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(h)	—	Amount rounds to less than one thousand.

(k)	—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(m)	—	All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBA, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

(n)	—	The rate shown is the effective yield at the date of purchase.

ADR	—	American Depositary Receipt

FRN	—	Floating Rate Note. The rate shown is the rate in effect as of June 30, 2007.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN SMALL CAP FUNDS   55

STATEMENTS OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2007

(Amounts in thousands, except per share amounts)

	Dynamic Small Cap Growth Fund (a)	Micro Cap Fund		Small Cap Core Fund	Small Cap Equity Fund
ASSETS:
Investments in non-affiliates, at value	$251,486	$22,896		$1,169,066	$1,643,235
Investments in affiliates, at value	637	228		37,162	63,582
Repurchase agreements, at value	33,242	—		33,326	48,504
Total investment securities, at value	285,365	23,124		1,239,554	1,755,321
Receivables:
Investment securities sold	4,372	—		98	—
Fund shares sold	365	77		956	2,772
Interest and dividends	175	6		1,359	1,909
Total Assets	290,277	23,207		1,241,967	1,760,002

LIABILITIES:
Payables:
Due to custodian	—	76		10	—
Collateral for securities lending program	60,142	—		223,363	247,545
Investment securities purchased	1,597	—		—	—
Fund shares redeemed	817	4		770	794
Variation margin on futures contracts	—	—		150	—
Accrued liabilities:
Investment advisory fees	29	17		483	583
Administration fees	19	2		71	60
Shareholder servicing fees	33	5		—	271
Distribution fees	85	—	(c)	—	166
Custodian and accounting fees	11	15		35	16
Trustees’ and Chief Compliance Officer’s fees	7	—		15	21
Other	402	48		244	317
Total Liabilities	63,142	167		225,141	249,773
Net Assets	$227,135	$23,040		$1,016,826	$1,510,229

(a)	Prior to June 29, 2007, the Fund was named Dynamic Small Cap Fund.

(b)	Redemption price for Class B and Class C Shares varies based on the length of time the shares were held.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

56   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2007

	Dynamic Small Cap Growth Fund (a)	Micro Cap Fund	Small Cap Core Fund	Small Cap Equity Fund
NET ASSETS:
Paid in capital	$179,843	$21,654	$727,329	$1,207,318
Accumulated undistributed (distributions in excess of) net investment income	(9)	— (c)	2,297	4,779
Accumulated net realized gains (losses)	10,147	(582)	93,916	33,410
Net unrealized appreciation (depreciation)	37,154	1,968	193,284	264,722
Total Net Assets	$227,135	$23,040	$1,016,826	$1,510,229

Net Assets:
Class A	$87,347	$589	$—	$522,428
Class B	35,349	—	—	30,769
Class C	72,836	585	—	64,603
R Class	—	—	—	16,692
Select Class	31,603	21,866	1,016,826	875,737
Total	$227,135	$23,040	$1,016,826	$1,510,229

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	4,214	34	—	15,755
Class B	1,852	—	—	1,055
Class C	3,822	34	—	2,216
R Class	—	—	—	467
Select Class	1,468	1,255	19,806	24,525

Net Asset Value:
Class A — Redemption price per share	$20.73	$17.35	$—	$33.16
Class B — Offering price per share (b)	19.09	—	—	29.17
Class C — Offering price per share (b)	19.06	17.21	—	29.15
R Class — Offering and redemption price per share	—	—	—	35.75
Select Class — Offering and redemption price per share	21.53	17.43	51.34	35.71

Class A maximum sales charge	5.25%	5.25%	—	5.25%
Class A maximum public offering price per share
(net asset value per share/100% – maximum sales charge)	$21.88	$18.31	$—	$35.00

Cost of investments	$248,211	$21,156	$1,045,590	$1,490,599
Market value of securities on loan	59,290	—	217,837	241,152

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN SMALL CAP FUNDS   57

STATEMENTS OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2007 (continued)

(Amounts in thousands, except per share amounts)

	Small Cap Growth Fund		Small Cap Value Fund		Strategic Small Cap Value Fund		U.S. Small Company Fund
ASSETS:
Investments in non-affiliates, at value	$720,605		$1,080,148		$5,707		$133,714
Investments in affiliates, at value	2,080		41,534		395		407
Repurchase agreements, at value	11,746		19,909		—		9,762
Total investment securities, at value	734,431		1,141,591		6,102		143,883
Cash	—	(a)	17		37		2
Receivables:
Investment securities sold	13,021		20		14		1,897
Fund shares sold	4,658		2,514		16		2
Interest and dividends	283		1,107		10		171
Due from advisor	—		—		14		—
Variation margin on futures contracts	—		25		—		—
Prepaid expenses and other assets	—	(a)	—	(a)	—		—
Total Assets	752,393		1,145,274		6,193		145,955

LIABILITIES:
Payables:
Dividends	—		1,211		—		—
Collateral for securities lending program	154,384		162,722		—		23,862
Investment securities purchased	7,473		20,092		42		—
Fund shares redeemed	875		1,311		—		15
Variation margin on futures contracts	—		—		—		12
Accrued liabilities:
Investment advisory fees	314		510		—		62
Administration fees	28		56		—		3
Shareholder servicing fees	68		110		—		12
Distribution fees	47		97		—	(a)	—
Custodian and accounting fees	14		19		6		41
Trustees’ and Chief Compliance Officer’s fees	5		2		—	(a)	2
Other	188		187		13		62
Total Liabilities	163,396		186,317		61		24,071
Net Assets	$588,997		$958,957		$6,132		$121,884

(a)	Amount rounds to less than $1,000.

(b)	Redemption price for Class B and Class C Shares varies based on the length of time the shares were held.

SEE NOTES TO FINANCIAL STATEMENTS.

58   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2007

	Small Cap Growth Fund	Small Cap Value Fund	Strategic Small Cap Value Fund	U.S. Small Company Fund
NET ASSETS:
Paid in capital	$432,827	$697,982	$5,228	$83,495
Accumulated undistributed (distributions in excess of) net investment income	(16)	(1,223)	(1)	233
Accumulated net realized gains (losses)	42,850	60,023	75	12,303
Net unrealized appreciation (depreciation)	113,336	202,175	830	25,853
Total Net Assets	$588,997	$958,957	$6,132	$121,884

Net Assets:
Class A	$108,013	$208,767	$654	$—
Class B	20,719	33,326	—	—
Class C	20,280	53,186	633	—
R Class	—	11,270	—	—
Select Class	373,174	592,724	4,845	81,115
Institutional Class	66,811	—	—	40,769
Ultra	—	59,684	—	—
Total	$588,997	$958,957	$6,132	$121,884

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	9,013	8,501	37	—
Class B	1,991	1,483	—	—
Class C	1,882	2,381	36	—
R Class	—	445	—	—
Select Class	30,175	23,397	274	5,782
Institutional Class	5,384	—	—	2,908
Ultra	—	2,356	—	—

Net Asset Value:
Class A — Redemption price per share	$11.98	$24.56	$17.63	$—
Class B — Offering price per share (b)	10.41	22.47	—	—
Class C — Offering price per share (b)	10.78	22.34	17.54	—
R Class — Offering and redemption price per share	—	25.32	—	—
Select Class — Offering and redemption price per share	12.37	25.33	17.65	14.03
Institutional Class — Offering and redemption price per share	12.41	—	—	14.02
Ultra Class — Offering and redemption price per share	—	25.34	—	—

Class A maximum sales charge	5.25%	5.25%	5.25%	—
Class A maximum public offering price per share
(net asset value per share/100% – maximum sales charge)	$12.64	$25.92	$18.61	$—

Cost of investments	$621,095	$939,364	$5,272	$118,060
Market value of securities on loan	151,762	158,169	—	23,296

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN SMALL CAP FUNDS   59

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2007

(Amounts in thousands)

	Dynamic Small Cap Growth Fund (a)	Micro Cap Fund	Small Cap Core Fund	Small Cap Equity Fund
INVESTMENT INCOME:
Dividend income	$428	$39	$11,252	$13,209
Dividend income from affiliates (c)	214	29	1,169	2,433
Interest income	—	— (b)	86	—
Income from securities lending (net)	400	—	1,150	487
Foreign taxes withheld	—	—	(1)	—
Total investment income	1,042	68	13,656	16,129

EXPENSES:
Investment advisory fees	1,356	184	6,860	6,645
Administration fees	210	15	1,061	1,026
Distribution fees:
Class A	205	1	—	931
Class B	268	—	—	193
Class C	463	4	—	284
Shareholder servicing fees:
Class A	205	1	—	931
Class B	89	—	—	64
Class C	154	1	—	95
R Class	—	—	—	5
Select Class	73	34	2,638	1,442
Custodian and accounting fees	45	55	184	79
Professional fees	44	38	53	66
Trustees’ and Chief Compliance Officer’s fees	3	— (b)	13	12
Printing and mailing costs	77	27	437	216
Registration and filing fees	52	20	9	118
Transfer agent fees	1,421	12	126	928
Interest expense	3	—	—	—
Other	8	5	23	8
Total expenses	4,676	397	11,404	13,043
Less amounts waived	(1,074)	(124)	(2,944)	(2,744)
Less earnings credits	(3)	(5)	(17)	(3)
Less expense reimbursements	—	(49)	—	—
Net expenses	3,599	219	8,443	10,296
Net investment income (loss)	(2,557)	(151)	5,213	5,833

REALIZED/UNREALIZED GAINS (LOSSES):
Realized gain (loss) on transactions from:
Investments	13,592	(574)	107,139	41,341
Futures	—	—	4,072	—
Net realized gain (loss)	13,592	(574)	111,211	41,341
Change in net unrealized appreciation/depreciation of:
Investments	24,448	1,854	42,198	153,327
Futures	—	—	(1,797)	—
Change in net unrealized appreciation (depreciation)	24,448	1,854	40,401	153,327
Net realized/unrealized gains (losses)	38,040	1,280	151,612	194,668
Change in net assets resulting from operations	$35,483	$1,129	$156,825	$200,501

(a)	Prior to June 29, 2007, the Fund was named Dynamic Small Cap Fund.

(b)	Amount rounds to less than $1,000.

(c)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

60   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2007

	Small Cap Growth Fund	Small Cap Value Fund	Strategic Small Cap Value Fund		U.S. Small Company Fund
INVESTMENT INCOME:
Dividend income	$1,528	$13,753	$71		$1,441
Dividend income from affiliates (a)	587	1,357	8		197
Interest income	—	82	—		13
Income from securities lending (net)	1,293	682	—		141
Total investment income	3,408	15,874	79		1,792

EXPENSES:
Investment advisory fees	3,710	6,050	54		816
Administration fees	574	935	6		137
Distribution fees:
Class A	230	463	1		—
Class B	164	256	—		—
Class C	132	382	4		—
Shareholder servicing fees:
Class A	230	463	1		—
Class B	55	86	—		—
Class C	44	127	1		—
R Class	—	3	—		—
Select Class	947	1,478	11		218
Institutional Class	60	—	—		49
Custodian and accounting fees	65	81	33		108
Professional fees	58	56	57		50
Trustees’ and Chief Compliance Officer’s fees	9	14	—	(b)	2
Printing and mailing costs	98	147	22		23
Registration and filing fees	80	30	52		27
Transfer agent fees	274	557	11		46
Interest expense	4	—	—	(b)	— (b)
Other	24	36	3		3
Total expenses	6,758	11,164	256		1,479
Less amounts waived	(588)	(858)	(73)		(192)
Less earnings credits	(5)	(4)	—	(b)	(2)
Less expense reimbursements	—	—	(104)		—
Less reimbursements for legal matters	— (b)	(1)	—		—
Net expenses	6,165	10,301	79		1,285
Net investment income (loss)	(2,757)	5,573	—	(b)	507

REALIZED/UNREALIZED GAINS (LOSSES):
Realized gain (loss) on transactions from:
Investments	64,834	88,847	74		18,026
Securities sold short	—	—	—	(b)	—
Futures	—	4,510	—		187
Net realized gain (loss)	64,834	93,357	74		18,213
Change in net unrealized appreciation/depreciation of:
Investments	29,700	48,169	850		1,085
Futures	—	(1,199)	—		(123)
Change in net unrealized appreciation (depreciation)	29,700	46,970	850		962
Net realized/unrealized gains (losses)	94,534	140,327	924		19,175
Change in net assets resulting from operations	$91,777	$145,900	$924		$19,682

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN SMALL CAP FUNDS   61

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Dynamic Small Cap Growth Fund (a)(b)			Micro Cap Fund (b)
	Year Ended 6/30/2007	Period Ended 6/30/2006	Year Ended 12/31/2005	Year Ended 6/30/2007	Period Ended 6/30/2006	Period Ended 12/31/2005 (c)
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(2,557)	$(1,178)	$(2,473)	$(151)	$(34)	$(11)
Net realized gain (loss)	13,592	22,192	16,807	(574)	312	43
Change in net unrealized appreciation (depreciation)	24,448	(10,059)	(6,041)	1,854	(12)	126
Change in net assets resulting from operations	35,483	10,955	8,293	1,129	266	158

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net realized gains	(8,093)	—	(5,187)	(11)	—	—
Class B
From net realized gains	(3,714)	—	(3,103)	—	—	—
Class C
From net realized gains	(6,387)	—	(3,097)	(11)	—	—
Select Class
From net realized gains	(2,771)	—	(1,484)	(297)	—	—
Total distributions to shareholders	(20,965)	—	(12,871)	(319)	—	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	6,790	12,528	(4,922)	16,806	—	5,000

NET ASSETS:
Change in net assets	21,308	23,483	(9,500)	17,616	266	5,158
Beginning of period	205,827	182,344	191,844	5,424	5,158	—
End of period	$227,135	$205,827	$182,344	$23,040	$5,424	$5,158
Accumulated undistributed (distributions in excess of) net investment income	$(9)	$(10)	$(6)	$— (d)	$— (d)	$—	(d)

(a)	Prior to June 29, 2007, the Fund was named Dynamic Small Cap Fund.

(b)	The Fund changed its fiscal year end from December 31 to June 30.

(c)	Commencement of operations was October 31, 2005.

(d)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

62   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2007

	Small Cap Core Fund (a)			Small Cap Equity Fund (a)
	Year Ended 6/30/2007	Period Ended 6/30/2006	Year Ended 12/31/2005	Year Ended 6/30/2007	Period Ended 6/30/2006	Year Ended 12/31/2005
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$5,213	$2,060	$3,253	$5,833	$475	$(183)
Net realized gain (loss)	111,211	48,954	11,825	41,341	25,118	41,601
Change in net unrealized appreciation (depreciation)	40,401	6,136	12,682	153,327	12,976	7,373
Change in net assets resulting from operations	156,825	57,150	27,760	200,501	38,569	48,791

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	—	(22)	—	—
From net realized gains	—	—	—	(14,265)	—	(23,198)
Class B
From net realized gains	—	—	—	(1,149)	—	(2,173)
Class C
From net realized gains	—	—	—	(1,495)	—	(1,082)
R Class (b)
From net investment income	—	—	—	(35)	—	—
From net realized gains	—	—	—	(319)	—	—
Select Class
From net investment income	(4,887)	—	(3,562)	(1,388)	—	—
From net realized gains	(64,371)	—	(18,037)	(19,027)	—	(26,717)
Total distributions to shareholders	(69,258)	—	(21,599)	(37,700)	—	(53,170)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(175,827)	232,031	(93,994)	655,880	172,437	128,051

NET ASSETS:
Change in net assets	(88,260)	289,181	(87,833)	818,681	211,006	123,672
Beginning of period	1,105,086	815,905	903,738	691,548	480,542	356,870
End of period	$1,016,826	$1,105,086	$815,905	$1,510,229	$691,548	$480,542
Accumulated undistributed (distributions in excess of) net investment income	$2,297	$2,044	$(17)	$4,779	$452	$(15)

(a)	The Fund changed its fiscal year end from December 31 to June 30.

(b)	Commencement of offering of shares effective May 15, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN SMALL CAP FUNDS   63

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Growth Fund		Small Cap Value Fund
	Year Ended 6/30/2007	Year Ended 6/30/2006	Year Ended 6/30/2007	Year Ended 6/30/2006
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(2,757)	$(4,029)	$5,573	$4,995
Net realized gain (loss)	64,834	90,219	93,357	96,816
Change in net unrealized appreciation (depreciation) of investments	29,700	11,422	46,970	15,947
Change in net assets resulting from operations	91,777	97,612	145,900	117,758

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(1,140)	(882)
From net realized gains	(12,544)	(16,738)	(21,475)	(24,584)
Class B
From net investment income	—	—	(54)	(34)
From net realized gains	(3,561)	(5,869)	(4,378)	(5,856)
Class C
From net investment income	—	—	(90)	(47)
From net realized gains	(2,658)	(2,934)	(6,562)	(7,696)
R Class (a)
From net investment income	—	—	(64)	(8)
From net realized gains	—	—	(691)	—
Select Class
From net investment income	—	—	(4,687)	(4,529)
From net realized gains	(54,873)	(79,190)	(68,799)	(91,770)
Institutional Class
From net realized gains	(8,413)	(9,954)	—	—
Ultra Shares
From net investment income	—	—	(577)	(506)
From net realized gains	—	—	(7,184)	(9,611)
Total distributions to shareholders	(82,049)	(114,685)	(115,701)	(145,523)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	2,664	(46,975)	33,859	48,809

NET ASSETS:
Change in net assets	12,392	(64,048)	64,058	21,044
Beginning of period	576,605	640,653	894,899	873,855
End of period	$588,997	$576,605	$958,957	$894,899
Accumulated undistributed (distributions in excess of) net investment income	$(16)	$(16)	$(1,223)	$(1,154)

(a)	Commencement of offering of class of shares effective on May 15, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

64   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2007

	Strategic Small Cap Value Fund			U.S. Small Company Fund (a)
	Year Ended 6/30/2007	Period Ended 6/30/2006 (b)		Year Ended 6/30/2007	Period Ended 6/30/2006	Year Ended 12/31/2005
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$— (c)	$—	(c)	$507	$188	$444
Net realized gain (loss)	74	51		18,213	10,837	14,264
Change in net unrealized appreciation (depreciation)	850	(20)		962	(128)	(8,973)
Change in net assets resulting from operations	924	31		19,682	10,897	5,735

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1)	—		—	—	—
From net realized gains	(5)	—		—	—	—
Class C
From net realized gains	(5)	—		—	—	—
Select Class
From net investment income	(16)	—		(322)	—	(57)
From net realized gains	(41)	—		(11,335)	—	(11,711)
Institutional Class
From net investment income	—	—		(327)	—	(105)
From net realized gains	—	—		(6,147)	—	(4,879)
Total distributions to shareholders	(68)	—		(18,131)	—	(16,752)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	245	5,000		(29,536)	(9,721)	(51,097)

NET ASSETS:
Change in net assets	1,101	5,031		(27,985)	1,176	(62,114)
Beginning of period	5,031	—		149,869	148,693	210,807
End of period	$6,132	$5,031		$121,884	$149,869	$148,693
Accumulated undistributed (distributions in excess of) net investment income	$(1)	$—	(c)	$233	$382	$236

(a)	The Fund changed its fiscal year end from December 31 to June 30.

(b)	Commencement of operations was February 28, 2006.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN SMALL CAP FUNDS   65

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Dynamic Small Cap Growth Fund (a)(b)			Micro Cap Fund (b)
	Year Ended 6/30/2007	Period Ended 6/30/2006	Year Ended 12/31/2005	Year Ended 6/30/2007	Period Ended 6/30/2006	Period Ended 12/31/2005 (c)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$18,121	$15,085	$24,711	$—	$—	$500
Dividends reinvested	6,789	—	4,256	11	—	—
Cost of shares redeemed	(26,029)	(13,329)	(36,245)	—	—	—
Change in net assets from Class A capital transactions	$(1,119)	$1,756	$(7,278)	$11	$—	$500
Class B
Proceeds from shares issued	$16,452	$10,993	$11,910	$—	$—	$—
Dividends reinvested	1,491	—	1,792	—	—	—
Cost of shares redeemed	(24,982)	(14,580)	(33,000)	—	—	—
Change in net assets from Class B capital transactions	$(7,039)	$(3,587)	$(19,298)	$—	$—	$—
Class C
Proceeds from shares issued	$36,860	$17,083	$22,694	$—	$—	$500
Dividends reinvested	561	—	310	11	—	—
Cost of shares redeemed	(23,491)	(8,036)	(13,026)	—	—	—
Change in net assets from Class C capital transactions	$13,930	$9,047	$9,978	$11	$—	$500
Select Class
Proceeds from shares issued	$13,008	$15,037	$18,995	$21,502	$—	$4,000
Dividends reinvested	1,171	—	458	296	—	—
Cost of shares redeemed	(13,161)	(9,725)	(7,777)	(5,017)	—	—
Redemption fees	—	—	—	3	—	—
Change in net assets from Select Class capital transactions	$1,018	$5,312	$11,676	$16,784	$—	$4,000

(a)	Prior to June 29, 2007, the Fund was named Dynamic Small Cap Fund.

(b)	The Fund changed its fiscal year end from December 31 to June 30.

(c)	Commencement of operations was October 31, 2005.

(d)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

66   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2007

	Small Cap Core Fund (a)			Small Cap Equity Fund (a)
	Year Ended 6/30/2007	Period Ended 6/30/2006	Year Ended 12/31/2005	Year Ended 6/30/2007	Period Ended 6/30/2006	Year Ended 12/31/2005
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$—	$—	$266,671	$89,205	$118,256
Dividends reinvested	—	—	—	12,776	—	21,186
Cost of shares redeemed	—	—	—	(99,623)	(29,926)	(55,772)
Change in net assets from Class A capital transactions	$—	$—	$—	$179,824	$59,279	$83,670
Class B
Proceeds from shares issued	$—	$—	$—	$10,489	$6,770	$7,244
Dividends reinvested	—	—	—	1,030	—	1,784
Cost of shares redeemed	—	—	—	(6,926)	(2,763)	(8,133)
Change in net assets from Class B capital transactions	$—	$—	$—	$4,593	$4,007	$895
Class C (b)
Proceeds from shares issued	$—	$—	$—	$40,292	$11,967	$11,282
Dividends reinvested	—	—	—	1,141	—	812
Cost of shares redeemed	—	—	—	(4,574)	(1,106)	(851)
Change in net assets from Class C capital transactions	$—	$—	$—	$36,859	$10,861	$11,243
R Class (d)
Proceeds from shares issued	$—	$—	$—	$12,883	$4,130	$—
Dividends reinvested	—	—	—	355	—	—
Cost of shares redeemed	—	—	—	(2,478)	— (c)	—
Change in net assets from R Class capital transactions	$—	$—	$—	$10,760	$4,130	$—
Select Class
Proceeds from shares issued	$37,352	$61,055	$75,594	$540,026	$147,091	$106,805
Subscription in-kind (Note 9)	—	333,417	—	—	—	—
Dividends reinvested	38,021	—	18,140	14,070	—	21,272
Cost of shares redeemed	(251,200)	(162,441)	(187,728)	(130,252)	(52,931)	(95,834)
Change in net assets from Select Class capital transactions	$(175,827)	$232,031	$(93,994)	$423,844	$94,160	$32,243

(a)	The Fund changed its fiscal year end from December 31 to June 30.

(b)	Commencement of offering of class of shares effective February 19, 2005.

(c)	Amount rounds to less than $1,000.

(d)	Commencement of offering of class of shares effective May 15, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN SMALL CAP FUNDS   67

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Growth Fund		Small Cap Value Fund
	Year Ended 6/30/2007	Year Ended 6/30/2006	Year Ended 6/30/2007	Year Ended 6/30/2006
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$40,160	$31,664	$80,148	$60,701
Dividends reinvested	10,749	14,507	18,946	21,396
Cost of shares redeemed	(36,018)	(34,013)	(60,703)	(61,460)
Change in net assets from Class A capital transactions	$14,891	$12,158	$38,391	$20,637
Class B
Proceeds from shares issued	$1,784	$2,644	$2,626	$3,784
Dividends reinvested	3,367	5,564	3,941	5,202
Cost of shares redeemed	(8,468)	(11,165)	(8,067)	(7,998)
Change in net assets from Class B capital transactions	$(3,317)	$(2,957)	$(1,500)	$988
Class C
Proceeds from shares issued	$6,121	$6,140	$13,640	$11,905
Dividends reinvested	1,651	1,737	3,786	4,659
Cost of shares redeemed	(4,175)	(3,224)	(12,203)	(11,953)
Change in net assets from Class C capital transactions	$3,597	$4,653	$5,223	$4,611
R Class (a)
Proceeds from shares issued	$—	$—	$9,137	$2,972
Dividends reinvested	—	—	755	8
Cost of shares redeemed	—	—	(2,019)	—
Change in net assets from R Class capital transactions	$—	$—	$7,873	$2,980
Select Class
Proceeds from shares issued	$94,593	$113,362	$116,479	$139,747
Dividends reinvested	5,089	11,237	20,646	25,227
Cost of shares redeemed	(114,896)	(192,803)	(151,834)	(172,907)
Change in net assets from Select Class capital transactions	$(15,214)	$(68,204)	$(14,709)	$(7,933)
Institutional Class
Proceeds from shares issued	$31,872	$21,424	$—	$—
Dividends reinvested	2,851	2,434	—	—
Cost of shares redeemed	(32,016)	(16,483)	—	—
Change in net assets from Institutional Class capital transactions	$2,707	$7,375	$—	$—
Ultra
Proceeds from shares issued	$—	$—	$6,333	$32,450
Dividends reinvested	—	—	3,271	3,849
Cost of shares redeemed	—	—	(11,023)	(8,773)
Change in net assets from Ultra capital transactions	$—	$—	$(1,419)	$27,526

(a)	Commencement of offering of class of shares effective May 15, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

68   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2007

	Strategic Small Cap Value Fund			U.S. Small Company Fund (a)
	Year Ended 6/30/2007		Year Ended 6/30/2006 (b)	Year Ended 6/30/2007	Period Ended 6/30/2006	Year Ended 12/31/2005
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$59		$500	$—	$—	$—
Dividends reinvested	6		—	—	—	—
Cost of shares redeemed	—	(c)	—	—	—	—
Change in net assets from Class A capital transactions	$65		$500	$—	$—	$—
Class C
Proceeds from shares issued	$43		$500	$—	$—	$—
Dividends reinvested	5		—	—	—	—
Change in net assets from Class C capital transactions	$48		$500	$—	$—	$—
Select Class
Proceeds from shares issued	$75		$4,000	$8,990	$5,420	$39,707
Dividends reinvested	57		—	9,852	—	9,746
Cost of shares redeemed	—	(c)	—	(34,197)	(19,858)	(61,397)
Change in net assets from Select Class capital transactions	$132		$4,000	$(15,355)	$(14,438)	$(11,944)
Institutional Class
Proceeds from shares issued	$—		$—	$21,751	$13,104	$15,205
Dividends reinvested	—		—	3,518	—	2,776
Cost of shares redeemed	—		—	(39,450)	(8,387)	(57,134)
Change in net assets from Institutional Class capital transactions	$—		$—	$(14,181)	$4,717	$(39,153)

(a)	The Fund changed its fiscal year end from December 31 to June 30.

(b)	Commencement of operations was February 28, 2006.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN SMALL CAP FUNDS   69

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Dynamic Small Cap Growth Fund (a)(b)			Micro Cap Fund (b)
	Year Ended 6/30/2007	Period Ended 6/30/2006	Year Ended 12/31/2005	Year Ended 6/30/2007	Period Ended 6/30/2006	Period Ended 12/31/2005 (c)
SHARE TRANSACTIONS:
Class A
Issued	937	748	1,339	—	—	33
Reinvested	360	—	233	1	—	—
Redeemed	(1,349)	(673)	(2,025)	—	—	—
Change in Class A Shares	(52)	75	(453)	1	—	33
Class B
Issued	920	578	695	—	—	—
Reinvested	85	—	105	—	—	—
Redeemed	(1,394)	(779)	(1,905)	—	—	—
Change in Class B Shares	(389)	(201)	(1,105)	—	—	—
Class C
Issued	2,072	910	1,329	—	—	33
Reinvested	32	—	18	1	—	—
Redeemed	(1,310)	(432)	(764)	—	—	—
Change in Class C Shares	794	478	583	1	—	33
Select Class
Issued	656	725	1,033	1,268	—	267
Reinvested	60	—	24	17	—	—
Redeemed	(662)	(477)	(412)	(297)	—	—
Change in Select Class Shares	54	248	645	988	—	267

(a)	Prior to June 29, 2007, the Fund was named Dynamic Small Cap Fund.

(b)	The Fund changed its fiscal year end from December 31 to June 30.

(c)	Commencement of operations was October 31, 2005.

(d)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

70   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2007

	Small Cap Core Fund (a)			Small Cap Equity Fund (a)
	Year Ended 6/30/2007	Period Ended 6/30/2006	Year Ended 12/31/2005	Year Ended 6/30/2007	Period Ended 6/30/2006	Year Ended 12/31/2005
SHARE TRANSACTIONS:
Class A
Issued	—	—	—	8,521	3,138	4,355
Reinvested	—	—	—	429	—	784
Redeemed	—	—	—	(3,233)	(1,058)	(2,049)
Change in Class A Shares	—	—	—	5,717	2,080	3,090
Class B
Issued	—	—	—	385	268	294
Reinvested	—	—	—	39	—	74
Redeemed	—	—	—	(258)	(109)	(338)
Change in Class B Shares	—	—	—	166	159	30
Class C (b)
Issued	—	—	—	1,459	471	454
Reinvested	—	—	—	43	—	34
Redeemed	—	—	—	(169)	(44)	(32)
Change in Class C Shares	—	—	—	1,333	427	456
R Class (d)
Issued	—	—	—	388	142	—
Reinvested	—	—	—	11	—	—
Redeemed	—	—	—	(74)	— (c)	—
Change in R Class Shares	—	—	—	325	142	—
Select Class
Issued	772	1,279	1,766	16,201	4,906	3,737
Subscription in-kind (Note 9)	—	6,997	—	—	—	—
Reinvested	792	—	407	438	—	737
Redeemed	(5,166)	(3,415)	(4,422)	(3,918)	(1,744)	(3,391)
Change in Select Class Shares	(3,602)	4,861	(2,249)	12,721	3,162	1,083

(a)	The Fund changed its fiscal year end from December 31 to June 30.

(b)	Commencement of offering of class of shares effective February 19, 2005.

(c)	Amount rounds to less than $1,000.

(d)	Commencement of offering of class of shares effective May 15, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN SMALL CAP FUNDS   71

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Growth Fund		Small Cap Value Fund
	Year Ended 6/30/2007	Year Ended 6/30/2006	Year Ended 6/30/2007	Year Ended 6/30/2006
SHARE TRANSACTIONS:
Class A
Issued	3,516	2,560	3,326	2,471
Reinvested	974	1,299	813	953
Redeemed	(3,113)	(2,785)	(2,523)	(2,510)
Change in Class A Shares	1,377	1,074	1,616	914
Class B
Issued	177	242	119	168
Reinvested	350	557	185	250
Redeemed	(836)	(1,014)	(364)	(350)
Change in Class B Shares	(309)	(215)	(60)	68
Class C
Issued	596	542	620	534
Reinvested	166	169	179	226
Redeemed	(397)	(281)	(553)	(527)
Change in Class C Shares	365	430	246	233
R Class (b)
Issued	—	—	370	126
Reinvested	—	—	31	— (a)
Redeemed	—	—	(82)	—
Change in R Class Shares	—	—	319	126
Select Class
Issued	8,127	9,486	4,730	5,781
Reinvested	447	984	859	1,094
Redeemed	(9,707)	(15,214)	(6,113)	(6,887)
Change in Select Class Shares	(1,133)	(4,744)	(524)	(12)
Institutional Class
Issued	2,699	1,752	—	—
Reinvested	250	213	—	—
Redeemed	(2,665)	(1,283)	—	—
Change in Institutional Class Shares	284	682	—	—
Ultra
Issued	—	—	256	1,292
Reinvested	—	—	136	167
Redeemed	—	—	(437)	(369)
Change in Ultra Shares	—	—	(45)	1,090

(a)	Amount rounds to less than $1,000.

(b)	Commencement of offering of class of shares effective May 15, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

72   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2007

	Strategic Small Cap Value Fund			U.S. Small Company Fund (a)
	Year Ended 6/30/2007		Year Ended 6/30/2006 (b)	Year Ended 6/30/2007	Period Ended 6/30/2006	Year Ended 12/31/2005
SHARE TRANSACTIONS:
Class A
Issued	4		33	—	—	—
Reinvested	—	(c)	—	—	—	—
Redeemed	—	(c)	—	—	—	—
Change in Class A Shares	4		33	—	—	—
Class C
Issued	3		33	—	—	—
Reinvested	—	(c)	—	—	—	—
Change in Class C Shares	3		33	—	—	—
Select Class
Issued	4		267	655	379	3,118
Reinvested	3		—	749	—	736
Redeemed	—	(c)	—	(2,485)	(1,402)	(4,604)
Change in Select Class Shares	7		267	(1,081)	(1,023)	(750)
Institutional Class
Issued	—		—	1,541	907	1,169
Reinvested	—		—	267	—	209
Redeemed	—		—	(2,826)	(592)	(4,435)
Change in Institutional Class Shares	—		—	(1,018)	315	(3,057)

(a)	The Fund changed its fiscal year end from December 31 to June 30.

(b)	Commencement of operations was February 28, 2006.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN SMALL CAP FUNDS   73

FINANCIAL HIGHLIGHTS
For the periods indicated

Class A

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
Dynamic Small Cap Growth Fund (d)
Year Ended June 30, 2007	$19.34	$(0.19	)(f)	$3.59	$3.40	$—	$(2.01)	$(2.01)	$—
January 1, 2006 through June 30, 2006 (e)	18.12	(0.09	)(f)	1.31	1.22	—	—	—	—
Year Ended December 31, 2005	18.46	(0.21	)(f)	1.20	0.99	—	(1.33)	(1.33)	—
Year Ended December 31, 2004	16.81	(0.19	)(f)	1.84	1.65	—	—	—	—
Year Ended December 31, 2003	12.14	(0.16	)(f)	4.83	4.67	—	—	—	—
Year Ended December 31, 2002	15.72	(0.18)		(3.40)	(3.58)	—	—	—	—

Micro Cap Fund
Year Ended June 30, 2007	16.26	(0.21)		1.62	1.41	—	(0.32)	(0.32)	—	(g)
January 1, 2006 through June 30, 2006 (e)	15.47	(0.11)		0.90	0.79	—	—	—	—
October 31, 2005 (h) through December 31, 2005	15.00	(0.04)		0.51	0.47	—	—	—	—

Small Cap Equity Fund
Year Ended June 30, 2007	28.30	0.13	(f)	6.01	6.14	— (g)	(1.28)	(1.28)	—
January 1, 2006 through June 30, 2006 (e)	26.30	(0.01	)(f)	2.01	2.00	—	—	—	—
Year Ended December 31, 2005	26.44	(0.08	)(f)	3.36	3.28	—	(3.42)	(3.42)	—
Year Ended December 31, 2004	24.11	(0.17	)(f)	6.33	6.16	—	(3.83)	(3.83)	—
Year Ended December 31, 2003	17.68	(0.15	)(f)	6.58	6.43	—	—	—	—
Year Ended December 31, 2002	21.53	(0.15	)(f)	(3.57)	(3.72)	—	(0.13)	(0.13)	—

Small Cap Growth Fund
Year Ended June 30, 2007	11.91	(0.07	)(f)	1.93	1.86	—	(1.79)	(1.79)	—
Year Ended June 30, 2006	12.54	(0.08)		2.03	1.95	—	(2.58)	(2.58)	—
Year Ended June 30, 2005	11.73	(0.11)		0.98	0.87	—	(0.06)	(0.06)	—
Year Ended June 30, 2004	8.76	(0.07)		3.04	2.97	—	—	—	—
Year Ended June 30, 2003	9.14	(0.05)		(0.33)	(0.38)	—	—	—	—

Small Cap Value Fund
Year Ended June 30, 2007	23.89	0.11	(f)	3.70	3.81	(0.14)	(3.00)	(3.14)	—
Year Ended June 30, 2006	25.00	0.11	(f)	3.11	3.22	(0.13)	(4.20)	(4.33)	—
Year Ended June 30, 2005	24.38	0.13		2.78	2.91	(0.11)	(2.18)	(2.29)	—
Year Ended June 30, 2004	18.05	0.02		6.33	6.35	(0.02)	—	(0.02)	—
Year Ended June 30, 2003	20.81	0.07		(1.78)	(1.71)	(0.07)	(0.98)	(1.05)	—

Strategic Small Cap Value Fund
Year Ended June 30, 2007	15.09	(0.02)		2.74	2.72	(0.03)	(0.15)	(0.18)	—
February 28, 2006 (h) through June 30, 2006	15.00	(0.01	)(f)	0.10	0.09	—	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Prior to June 29, 2007, the Fund was named Dynamic Small Cap Fund.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Calculated based upon average shares outstanding.

(g)	Amount less than $0.01.

(h)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

74   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$20.73	18.59%	$87,347	1.50%	(1.00)%	2.04%	144%
19.34	6.73	82,529	1.50	(0.94)	1.82	86
18.12	5.29	75,940	1.50	(1.16)	1.67	143
18.46	9.82	86,000	1.50	(1.14)	1.73	112
16.81	38.47	89,000	1.50	(1.19)	1.86	55
12.14	(22.77)	82,000	1.50	(1.20)	1.82	52

17.35	8.74	589	1.70	(1.27)	3.33	73
16.26	5.11	542	1.70	(1.38)	5.19	45
15.47	3.13	516	1.70	(1.43)	5.58	8

33.16	22.23	522,428	1.15	0.41	1.39	26
28.30	7.60	284,104	1.28	(0.05)	1.36	21
26.30	12.39	209,321	1.35	(0.28)	1.41	70
26.44	26.13	129,000	1.38	(0.66)	1.62	44
24.11	36.37	88,000	1.38	(0.75)	1.65	38
17.68	(17.30)	77,000	1.38	(0.74)	1.40	51

11.98	16.90	108,013	1.25	(0.65)	1.36	86
11.91	16.96	90,963	1.25	(0.82)	1.39	97
12.54	7.40	82,281	1.24	(0.78)	1.36	129
11.73	33.90	81,501	1.24	(0.72)	1.34	62
8.76	(4.16)	57,896	1.28	(0.70)	1.39	95

24.56	16.73	208,767	1.24	0.47	1.35	38
23.89	14.07	164,506	1.25	0.43	1.36	45
25.00	12.20	149,283	1.25	0.53	1.37	57
24.38	35.21	152,126	1.23	0.10	1.35	41
18.05	(7.72)	93,133	1.25	0.46	1.37	46

17.63	18.12	654	1.60	(0.15)	4.88	103
15.09	0.60	503	1.60	(0.15)	6.50	28

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN SMALL CAP FUNDS   75

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class B

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Dynamic Small Cap Growth Fund (d)
Year Ended June 30, 2007	$18.07	$(0.29	)(f)	$3.32	$3.03	$—	$(2.01)	$(2.01)
January 1, 2006 through June 30, 2006 (e)	16.97	(0.14	)(f)	1.24	1.10	—	—	—
Year Ended December 31, 2005	17.47	(0.29	)(f)	1.12	0.83	—	(1.33)	(1.33)
Year Ended December 31, 2004	16.01	(0.28	)(f)	1.74	1.46	—	—	—
Year Ended December 31, 2003	11.63	(0.24	)(f)	4.62	4.38	—	—	—
Year Ended December 31, 2002	15.16	(0.27)		(3.26)	(3.53)	—	—	—

Small Cap Equity Fund
Year Ended June 30, 2007	25.16	(0.03	)(f)	5.32	5.29	—	(1.28)	(1.28)
January 1, 2006 through June 30, 2006 (e)	23.44	(0.07	)(f)	1.79	1.72	—	—	—
Year Ended December 31, 2005	24.01	(0.20	)(f)	3.05	2.85	—	(3.42)	(3.42)
Year Ended December 31, 2004	22.34	(0.34	)(f)	5.84	5.50	—	(3.83)	(3.83)
Year Ended December 31, 2003	16.50	(0.27	)(f)	6.11	5.84	—	—	—
Year Ended December 31, 2002	20.26	(0.29	)(f)	(3.34)	(3.63)	—	(0.13)	(0.13)

Small Cap Growth Fund
Year Ended June 30, 2007	10.62	(0.13	)(f)	1.71	1.58	—	(1.79)	(1.79)
Year Ended June 30, 2006	11.50	(0.23)		1.93	1.70	—	(2.58)	(2.58)
Year Ended June 30, 2005	10.84	(0.23)		0.95	0.72	—	(0.06)	(0.06)
Year Ended June 30, 2004	8.15	(0.15)		2.84	2.69	—	—	—
Year Ended June 30, 2003	8.57	(0.11)		(0.31)	(0.42)	—	—	—

Small Cap Value Fund
Year Ended June 30, 2007	22.13	(0.03	)(f)	3.40	3.37	(0.03)	(3.00)	(3.03)
Year Ended June 30, 2006	23.49	(0.04	)(f)	2.90	2.86	(0.02)	(4.20)	(4.22)
Year Ended June 30, 2005	23.11	(0.09)		2.68	2.59	(0.03)	(2.18)	(2.21)
Year Ended June 30, 2004	17.22	(0.13)		6.02	5.89	—	—	—
Year Ended June 30, 2003	19.97	(0.04)		(1.72)	(1.76)	(0.01)	(0.98)	(0.99)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Prior to June 29, 2007, the Fund was named Dynamic Small Cap Fund.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

76   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$19.09	17.81%	$35,349	2.10%	(1.61)%	2.53%	144%
18.07	6.48	40,478	2.10	(1.54)	2.32	86
16.97	4.66	41,440	2.06	(1.72)	2.15	143
17.47	9.12	62,000	2.12	(1.76)	2.23	112
16.01	37.66	63,000	2.12	(1.81)	2.35	55
11.63	(23.28)	48,000	2.12	(1.82)	2.32	52

29.17	21.60	30,769	1.65	(0.10)	1.89	26
25.16	7.34	22,370	1.78	(0.55)	1.86	21
23.44	11.85	17,106	1.87	(0.83)	1.91	70
24.01	25.22	17,000	2.12	(1.43)	2.12	44
22.34	35.39	22,000	2.12	(1.49)	2.21	38
16.50	(17.94)	23,000	2.12	(1.50)	2.16	51

10.41	16.26	20,719	1.84	(1.25)	1.86	86
10.62	16.25	24,434	1.85	(1.43)	1.89	97
11.50	6.62	28,918	1.94	(1.48)	1.96	129
10.84	33.01	30,280	1.99	(1.47)	1.99	62
8.15	(4.90)	23,044	2.03	(1.45)	2.04	95

22.47	16.02	33,326	1.84	(0.14)	1.85	38
22.13	13.36	34,158	1.85	(0.18)	1.86	45
23.49	11.42	34,648	1.94	(0.17)	1.96	57
23.11	34.20	40,608	1.98	(0.65)	2.00	41
17.22	(8.39)	27,754	2.00	(0.29)	2.02	46

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN SMALL CAP FUNDS   77

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class C

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
Dynamic Small Cap Growth Fund (d)
Year Ended June 30, 2007	$18.04	$(0.29	)(h)	$3.32	$3.03	$—	$(2.01)	$(2.01)	$—
January 1, 2006 through June 30, 2006 (e)	16.95	(0.14	)(h)	1.23	1.09	—	—	—	—
Year Ended December 31, 2005	17.44	(0.30	)(h)	1.14	0.84	—	(1.33)	(1.33)	—
Year Ended December 31, 2004	15.98	(0.28	)(h)	1.74	1.46	—	—	—	—
Year Ended December 31, 2003	11.61	(0.25	)(h)	4.62	4.37	—	—	—	—
Year Ended December 31, 2002	15.13	(0.21)		(3.31)	(3.52)	—	—	—	—

Micro Cap Fund
Year Ended June 30, 2007	16.20	(0.29)		1.62	1.33	—	(0.32)	(0.32)	—	(i)
January 1, 2006 through June 30, 2006 (e)	15.46	(0.16)		0.90	0.74	—	—	—	—
October 31, 2005 (f) through December 31, 2005	15.00	(0.05)		0.51	0.46	—	—	—	—

Small Cap Equity Fund
Year Ended June 30, 2007	25.14	(0.02	)(h)	5.31	5.29	—	(1.28)	(1.28)	—
January 1, 2006 through June 30, 2006 (e)	23.43	(0.06	)(h)	1.77	1.71	—	—	—	—
February 19, 2005 (g) through December 31, 2005	24.08	(0.14	)(h)	2.91	2.77	—	(3.42)	(3.42)	—

Small Cap Growth Fund
Year Ended June 30, 2007	10.94	(0.13	)(h)	1.76	1.63	—	(1.79)	(1.79)	—
Year Ended June 30, 2006	11.77	(0.09)		1.84	1.75	—	(2.58)	(2.58)	—
Year Ended June 30, 2005	11.09	(0.15)		0.89	0.74	—	(0.06)	(0.06)	—
Year Ended June 30, 2004	8.34	(0.14)		2.89	2.75	—	—	—	—
Year Ended June 30, 2003	8.76	(0.07)		(0.35)	(0.42)	—	—	—	—

Small Cap Value Fund
Year Ended June 30, 2007	22.02	(0.03	)(h)	3.39	3.36	(0.04)	(3.00)	(3.04)	—
Year Ended June 30, 2006	23.39	(0.04	)(h)	2.89	2.85	(0.02)	(4.20)	(4.22)	—
Year Ended June 30, 2005	23.02	(0.08)		2.66	2.58	(0.03)	(2.18)	(2.21)	—
Year Ended June 30, 2004	17.15	(0.13)		6.00	5.87	—	—	—	—
Year Ended June 30, 2003	19.91	(0.04)		(1.73)	(1.77)	(0.01)	(0.98)	(0.99)	—

Strategic Small Cap Value Fund
Year Ended June 30, 2007	15.06	(0.09)		2.72	2.63	—	(0.15)	(0.15)	—
February 28, 2006 (f) through June 30, 2006	15.00	(0.03	)(h)	0.09	0.06	—	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Prior to June 29, 2007, the Fund was named Dynamic Small Cap Fund.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Commencement of operations.

(g)	Commencement of offering of class of shares.

(h)	Calculated based upon average shares outstanding.

(i)	Amount less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

78   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$19.06	17.84%	$72,836	2.10%	(1.60)%	2.55%	144%
18.04	6.43	54,608	2.10	(1.54)	2.32	86
16.95	4.73	43,211	2.06	(1.72)	2.18	143
17.44	9.14	34,000	2.12	(1.76)	2.23	112
15.98	37.64	23,000	2.12	(1.82)	2.35	55
11.61	(23.26)	10,000	2.12	(1.82)	2.32	52

17.21	8.28	585	2.20	(1.77)	3.83	73
16.20	4.79	540	2.20	(1.88)	5.69	45
15.46	3.07	515	2.20	(1.93)	6.08	8

29.15	21.61	64,603	1.65	(0.07)	1.89	26
25.14	7.30	22,209	1.77	(0.51)	1.86	21
23.43	11.48	10,678	1.85	(0.49)	1.91	70

10.78	16.25	20,280	1.84	(1.24)	1.86	86
10.94	16.31	16,589	1.85	(1.42)	1.89	97
11.77	6.65	12,794	1.93	(1.47)	1.95	129
11.09	32.97	11,362	1.99	(1.47)	1.99	62
8.34	(4.79)	6,166	2.03	(1.43)	2.04	95

22.34	16.03	53,186	1.84	(0.13)	1.85	38
22.02	13.38	47,012	1.85	(0.18)	1.86	45
23.39	11.42	44,479	1.92	(0.17)	1.95	57
23.02	34.23	52,934	1.98	(0.65)	2.00	41
17.15	(8.47)	30,383	2.00	(0.29)	2.02	46

17.54	17.57	633	2.10	(0.65)	5.38	103
15.06	0.40	502	2.10	(0.65)	7.00	28

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN SMALL CAP FUNDS   79

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

R Class

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Small Cap Equity Fund
Year Ended June 30, 2007	$30.38	$0.32	(f)	$6.45	$6.77	$(0.12)	$(1.28)	$(1.40)
May 15, 2006 (d) through June 30, 2006 (e)	31.21	0.05	(f)	(0.88)	(0.83)	—	—	—

Small Cap Value Fund
Year Ended June 30, 2007	24.54	0.20	(f)	3.80	4.00	(0.22)	(3.00)	(3.22)
May 15, 2006 (d) through June 30, 2006	24.98	0.08	(f)	(0.46)	(0.38)	(0.06)	—	(0.06)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such; the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions

(d)	Commencement of offering of class of shares.

(e)	The Fund has changed its fiscal year end from December 31 to June 30.

(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

80   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$35.75	22.84%	$16,692	0.65%	0.95%	0.94%	26%
30.38	(2.66)	4,297	0.65	1.21	0.90	21

25.32	17.10	11,270	0.89	0.81	0.91	38
24.54	(1.51)	3,087	0.91	2.71	0.91	45

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN SMALL CAP FUNDS   81

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
Dynamic Small Cap Growth Fund (d)
Year Ended June 30, 2007	$19.95	$(0.12	)(h)	$3.71	$3.59	$—	$(2.01)	$(2.01)	$—
January 1, 2006 through June 30, 2006 (e)	18.65	(0.05	)(h)	1.35	1.30	—	—	—	—
Year Ended December 31, 2005	18.89	(0.14	)(h)	1.23	1.09	—	(1.33)	(1.33)	—
Year Ended December 31, 2004	17.13	(0.13	)(h)	1.89	1.76	—	—	—	—
Year Ended December 31, 2003	12.32	(0.11	)(h)	4.92	4.81	—	—	—	—
Year Ended December 31, 2002	15.89	(0.08)		(3.49)	(3.57)	—	—	—	—

Micro Cap Fund
Year Ended June 30, 2007	16.28	(0.12)		1.59	1.47	—	(0.32)	(0.32)	—	(i)
January 1, 2006 through June 30, 2006 (e)	15.48	(0.09)		0.89	0.80	—	—	—	—
October 31, 2005 (f) through December 31, 2005	15.00	(0.03)		0.51	0.48	—	—	—	—

Small Cap Core Fund (g)
Year Ended June 30, 2007	47.21	0.25		7.07	7.32	(0.22)	(2.97)	(3.19)	—
January 1, 2006 through June 30, 2006 (e)	43.99	0.09		3.13	3.22	—	—	—	—
Year Ended December 31, 2005	43.46	0.18		1.52	1.70	(0.19)	(0.98)	(1.17)	—
Year Ended December 31, 2004	44.39	0.09		9.51	9.60	(0.07)	(10.46)	(10.53)	—
Year Ended December 31, 2003	33.35	0.02		11.70	11.72	(0.01)	(0.67)	(0.68)	—
Year Ended December 31, 2002	40.46	0.04		(6.86)	(6.82)	(0.03)	(0.26)	(0.29)	—

Small Cap Equity Fund
Year Ended June 30, 2007	30.38	0.25	(h)	6.45	6.70	(0.09)	(1.28)	(1.37)	—
January 1, 2006 through June 30, 2006 (e)	28.17	0.06	(h)	2.15	2.21	—	—	—	—
Year Ended December 31, 2005	27.96	0.05	(h)	3.58	3.63	—	(3.42)	(3.42)	—
Year Ended December 31, 2004	25.18	(0.05	)(h)	6.66	6.61	—	(3.83)	(3.83)	—
Year Ended December 31, 2003	18.37	(0.04	)(h)	6.85	6.81	—	—	—	—
Year Ended December 31, 2002	22.25	(0.04	)(h)	(3.71)	(3.75)	—	(0.13)	(0.13)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Prior to June 29, 2007, the Fund was named Dynamic Small Cap Fund.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Commencement of operations.

(g)	Prior to February 19, 2005, the Fund was named Trust Small Cap Equity Fund.

(h)	Calculated based upon average shares outstanding.

(i)	Amount less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

82   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$21.53	19.00%	$31,603	1.10%	(0.60)%	1.80%	144%
19.95	6.97	28,212	1.10	(0.54)	1.57	86
18.65	5.70	21,753	1.10	(0.77)	1.43	143
18.89	10.27	10,000	1.10	(0.74)	1.32	112
17.13	39.04	16,000	1.10	(0.79)	1.28	55
12.32	(22.47)	12,000	1.10	(0.79)	1.22	52

17.43	9.10	21,866	1.45	(0.98)	2.62	73
16.28	5.17	4,342	1.45	(1.13)	4.94	45
15.48	3.20	4,127	1.45	(1.18)	5.33	8

51.34	15.99	1,016,826	0.80	0.49	1.08	37
47.21	7.32	1,105,086	0.80	0.37	1.04	24
43.99	3.90	815,905	0.80	0.39	1.06	37
43.46	22.31	904,000	0.64	0.25	1.12	170
44.39	35.20	386,000	0.60	0.04	1.10	48
33.35	(16.94)	259,000	0.51	0.10	1.11	52

35.71	22.58	875,737	0.85	0.74	1.14	26
30.38	7.85	358,568	0.85	0.38	1.11	21
28.17	12.98	243,437	0.85	0.18	1.14	70
27.96	26.81	211,000	0.85	(0.17)	1.11	44
25.18	37.07	636,000	0.85	(0.22)	1.12	38
18.37	(16.87)	502,000	0.85	(0.22)	1.09	51

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN SMALL CAP FUNDS   83

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class (continued)

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
Small Cap Growth Fund
Year Ended June 30, 2007	$12.21	$(0.05	)(f)	$2.00	$1.95	$—	$(1.79)	$(1.79)	$—
Year Ended June 30, 2006	12.77	(0.07)		2.09	2.02	—	(2.58)	(2.58)	—
Year Ended June 30, 2005	11.91	(0.06)		0.98	0.92	—	(0.06)	(0.06)	—
Year Ended June 30, 2004	8.87	(0.05)		3.09	3.04	—	—	—	—
Year Ended June 30, 2003	9.23	(0.03)		(0.33)	(0.36)	—	—	—	—

Small Cap Value Fund
Year Ended June 30, 2007	24.55	0.18	(f)	3.79	3.97	(0.19)	(3.00)	(3.19)	—
Year Ended June 30, 2006	25.57	0.17	(f)	3.20	3.37	(0.19)	(4.20)	(4.39)	—
Year Ended June 30, 2005	24.87	0.21		2.83	3.04	(0.16)	(2.18)	(2.34)	—
Year Ended June 30, 2004	18.40	0.08		6.45	6.53	(0.06)	—	(0.06)	—
Year Ended June 30, 2003	21.19	0.11		(1.81)	(1.70)	(0.11)	(0.98)	(1.09)	—

Strategic Small Cap Value Fund
Year Ended June 30, 2007	15.10	0.01		2.75	2.76	(0.06)	(0.15)	(0.21)	—
February 28, 2006 (d) through June 30, 2006	15.00	0.01	(f)	0.09	0.10	—	—	—	—

U.S. Small Company Fund
Year Ended June 30, 2007	13.89	0.04	(f)	2.02	2.06	(0.05)	(1.87)	(1.92)	—
January 1, 2006 through June 30, 2006 (e)	12.94	0.01		0.94	0.95	—	—	—	—
Year Ended December 31, 2005	13.78	0.02		0.57	0.59	(0.01)	(1.42)	(1.43)	—
Year Ended December 31, 2004	13.90	(0.03	)(f)	1.91	1.88	—	(2.00)	(2.00)	—
Year Ended December 31, 2003	9.97	0.02	(f)	3.94	3.96	(0.03)	—	(0.03)	—
Year Ended December 31, 2002	12.57	0.03		(2.60)	(2.57)	(0.03)	—	(0.03)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of operations.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

84   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$12.37	17.25%	$373,174	1.00%	(0.40)%	1.11%	86%
12.21	17.25	382,257	1.00	(0.58)	1.14	97
12.77	7.62	460,265	0.99	(0.53)	1.04	129
11.91	34.27	643,958	0.99	(0.47)	0.99	62
8.87	(3.90)	447,634	1.03	(0.45)	1.04	95

25.33	16.98	592,724	0.99	0.71	1.10	38
24.55	14.37	587,203	1.00	0.68	1.11	45
25.57	12.50	611,925	0.98	0.75	1.02	57
24.87	35.55	819,264	0.98	0.36	1.00	41
18.40	(7.50)	604,837	1.00	0.70	1.02	46

17.65	18.43	4,845	1.35	0.09	4.63	103
15.10	0.67	4,026	1.35	0.10	6.25	28

14.03	15.87	81,115	1.01	0.31	1.14	46
13.89	7.34	95,318	1.01	0.18	1.17	22
12.94	4.18	102,003	1.01	0.18	1.14	32
13.78	13.73	119,000	1.01	(0.18)	1.15	129
13.90	39.72	156,000	1.01	0.15	1.11	78
9.97	(20.48)	199,000	1.01	0.23	1.10	90

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN SMALL CAP FUNDS   85

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Institutional Class

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Small Cap Growth Fund
Year Ended June 30, 2007	$12.23	$(0.03	)(f)	$2.00	$1.97	$—	$(1.79)	$(1.79)
Year Ended June 30, 2006	12.77	(0.03)		2.07	2.04	—	(2.58)	(2.58)
February 19, 2005 (d) through June 30, 2005	12.57	(0.01)		0.21	0.20	—	—	—

U.S. Small Company Fund
Year Ended June 30, 2007	13.90	0.07	(f)	2.01	2.08	(0.09)	(1.87)	(1.96)
January 1, 2006 through June 30, 2006 (e)	12.93	0.01		0.96	0.97	—	—	—
Year Ended December 31, 2005	13.77	0.05	(f)	0.56	0.61	(0.03)	(1.42)	(1.45)
Year Ended December 31, 2004	13.88	—	(f)	1.89	1.89	—	(2.00)	(2.00)
Year Ended December 31, 2003	9.95	0.04	(f)	3.94	3.98	(0.05)	—	(0.05)
Year Ended December 31, 2002	12.57	0.05		(2.61)	(2.56)	(0.06)	—	(0.06)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of offering of class of shares.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

86   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$12.41	17.39%	$66,811	0.85%	(0.25)%	0.96%	86%
12.23	17.42	62,362	0.85	(0.42)	0.99	97
12.77	1.59	56,395	0.85	(0.37)	1.07	57

14.02	16.06	40,769	0.83	0.49	0.99	46
13.90	7.50	54,551	0.83	0.37	1.02	22
12.93	4.34	46,690	0.83	0.39	0.98	32
13.77	13.82	92,000	0.83	—	0.97	129
13.88	40.03	183,000	0.83	0.33	0.95	78
9.95	(20.36)	214,000	0.83	0.41	0.93	90

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN SMALL CAP FUNDS   87

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Ultra

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Small Cap Value Fund
Year Ended June 30, 2007	$24.55	$0.21	(e)	$3.81	$4.02	$(0.23)	$(3.00)	$(3.23)
Year Ended June 30, 2006	25.57	0.21	(e)	3.19	3.40	(0.22)	(4.20)	(4.42)
February 22, 2005 (d) through June 30, 2005	24.63	0.12		0.92	1.04	(0.10)	—	(0.10)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of offering of class of shares.

(e)	Calculated based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

88   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$25.34	17.19%	$59,684	0.84%	0.86%	0.85%	38%
24.55	14.52	58,933	0.85	0.83	0.85	45
25.57	4.21	33,520	0.82	1.30	0.86	57

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN SMALL CAP FUNDS   89

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2007

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trusts dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 8 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust
Dynamic Small Cap Growth Fund	Class A, Class B, Class C and Select Class	JPM I
Micro Cap Fund	Class A, Class C and Select Class	JPM I
Small Cap Core Fund	Select Class	JPM I
Small Cap Equity Fund	Class A, Class B, Class C, R Class and Select Class	JPM I
Small Cap Growth Fund	Class A, Class B, Class C, Select Class and Institutional Class	JPM II
Small Cap Value Fund	Class A, Class B, Class C, R Class, Select Class and Ultra	JPM II
Strategic Small Cap Value Fund	Class A, Class C and Select Class	JPM I
U.S. Small Company Fund	Select Class and Institutional Class	JPM I

Effective June 29, 2007, the Board of Trustees approved the name change from JPMorgan Dynamic Small Cap Fund to JPMorgan Dynamic Small Cap Growth Fund.

Class A and Class C shares of Micro Cap Fund currently are not publicly offered for investment. All share classes of the Small Cap Core Fund, Small Cap Equity Fund and U.S. Small Company Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of these Funds unless they meet certain requirements as described in their prospectuses.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge. Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the R Class, Select Class, Institutional Class and Ultra Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to contingent deferred sales charges as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

B. Repurchase Agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement

90   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2007

transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

C. Futures Contracts — The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade.

Index futures contracts are used to control the asset mix of the portfolio in the most efficient manner, allowing a Fund to adjust country exposures while incurring minimal transaction costs. Short index futures contracts are used for hedging purposes, i.e. to reduce the exposure to investments. Long index futures contracts are used to gain exposure to investments, when it is anticipated that this will be more efficient than buying investments directly.

As of June 30, 2007, the Funds had outstanding futures contracts as listed on their Schedules of Portfolio Investments.

D. Securities Lending — To generate additional income, each Fund, except for the Micro Cap Fund and Strategic Small Cap Value Fund, may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (“U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB, acting as agent for the Funds, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Funds retain the interest on cash collateral investments but are required to pay the borrower a portion of such interest for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Funds. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. For the year ended June 30, 2007, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of the non-U.S. securities, respectively.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

As of June 30, 2007, the following Funds had securities with the following market values on loan, received the following collateral and for the year then ended, these Funds paid the following amounts to related party affiliates (amounts in thousands):

	Lending Agent Fees Paid	Market Value of Collateral	Market Value of Loaned Securities
Dynamic Small Cap Growth Fund	$25	$60,142	$59,290
Small Cap Core Fund	113	223,363	217,837
Small Cap Equity Fund	99	247,545	241,152
Small Cap Growth Fund	73	154,384	151,762
Small Cap Value Fund	104	162,722	158,169
U.S. Small Company Fund	17	23,862	23,296

JUNE 30, 2007        JPMORGAN SMALL CAP FUNDS   91

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2007 (continued)

E. Short Sales — The Funds, except the U.S. Small Company Fund, may engage in short sales (selling securities it does not own in anticipation of a decline in the market value of the security) as part of their normal investment activities. These short sales are collateralized by cash deposits and securities. The collateral required is determined daily by reference to the market value of the short positions. The Fund is subject to risk of loss if the applicable counterparty broker were to fail to perform its obligations under the contractual terms. Dividend expense on securities sold short is treated as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amount shown in the accompanying Statement of Assets and Liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

G. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

I. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

J. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid annually, except for the Small Cap Growth Fund and Small Cap Value Fund, which are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Dynamic Small Cap Growth Fund	$—	$2,558	$(2,558)
Micro Cap Fund	(151)	151	— (a)
Small Cap Core Fund	(54)	(73)	127
Small Cap Equity Fund	23	(61)	38
Small Cap Growth Fund	—	2,757	(2,757)
Small Cap Value Fund	(67)	970	(903)
Strategic Small Cap Value Fund	(16)	16	— (a)
U.S. Small Company Fund	(12)	(7)	19

(a)	Amount rounds to less than $1,000.

The reclassifications for the Funds relate primarily to dividend distribution reclass, deferred directors’ compensation, net operating loss, partnership adjustments (for Small Cap Equity Fund), non-deductible excise tax (for Micro Cap Fund), REIT adjustments, Regulated Investment Company dividends received and prior year deductible offering cost (for Strategic Small Cap Value Fund).

92   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2007

K. Redemption Fees — Generally, shares of the Micro Cap Fund held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the Fund and are credited to paid in capital.

L. New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management continues to evaluate the application of the Interpretation to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds’ financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Funds’ financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to separate Amended and Restated Investment Advisory Agreements, J.P. Morgan Investment Management Inc. (“JPMIM”) acts as the investment advisor to the Dynamic Small Cap Growth Fund, Micro Cap Fund, Small Cap Core Fund, Small Cap Equity Fund, Strategic Small Cap Value Fund and U.S. Small Company Fund and JPMorgan Investment Advisors Inc. (“JPMIA”, and together with JPMIM, each an “Advisor”) acts as the investment advisor to the Small Cap Growth Fund and Small Cap Value Fund. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIA is an indirect, wholly-owned subsidiary of JPMorgan. The Advisors supervise the investments of each respective Fund and for such services are paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Investment Advisory Fee
Dynamic Small Cap Growth Fund	0.65%
Micro Cap Fund	1.25
Small Cap Core Fund	0.65
Small Cap Equity Fund	0.65
Small Cap Growth Fund	0.65
Small Cap Value Fund	0.65
Strategic Small Cap Value Fund	1.00
U.S. Small Company Fund	0.60

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or their affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisor or their affiliates.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the year ended June 30, 2007 are as follows (amounts in thousands):

	Year Ended 6/30/07
Dynamic Small Cap Growth Fund	$8
Micro Cap Fund	1
Small Cap Core Fund	41
Small Cap Equity Fund	86
Small Cap Growth Fund	19
Small Cap Value Fund	45
Strategic Small Cap Value Fund	—	(a)
U.S. Small Company Fund	7

(a)	Amount rounds to less than $1,000.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

The Administrator waived Administration fees as outlined in Note 3.F.

JUNE 30, 2007        JPMORGAN SMALL CAP FUNDS   93

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2007 (continued)

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“the Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C
Dynamic Small Cap Growth Fund	0.25%	0.75%	0.75%
Micro Cap Fund	0.25	n/a	0.75
Small Cap Equity Fund	0.25	0.75	0.75
Small Cap Growth Fund	0.25	0.75	0.75
Small Cap Value Fund	0.25	0.75	0.75
Strategic Small Cap Value Fund	0.25	n/a	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the contingent deferred sales charges (“CDSC”) from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2007, the Distributor retained the following amounts (in thousands):

	Front-end Sales Charge		CDSC
Dynamic Small Cap Growth Fund	$4		$11
Small Cap Equity Fund	183		63
Small Cap Growth Fund	10		33
Small Cap Value Fund	25		39
Strategic Small Cap Value Fund	—	(a)	—

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Ultra Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	R Class	Select Class	Institutional Class
Dynamic Small Cap Growth Fund	0.25%	0.25%	0.25%	n/a	0.25%	n/a
Micro Cap Fund	0.25	n/a	0.25	n/a	0.25	n/a
Small Cap Core Fund	n/a	n/a	n/a	n/a	0.25	n/a
Small Cap Equity Fund	0.25	0.25	0.25	0.05%	0.25	n/a
Small Cap Growth Fund	0.25	0.25	0.25	n/a	0.25	0.10%
Small Cap Value Fund	0.25	0.25	0.25	0.05	0.25	n/a
Strategic Small Cap Value Fund	0.25	n/a	0.25	n/a	0.25	n/a
U.S. Small Company Fund	n/a	n/a	n/a	n/a	0.25	0.10

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

94   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2007

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense on short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	R Class	Select Class	Institutional Class	Ultra
Dynamic Small Cap Growth Fund	1.50%	2.12%	2.12%	n/a	1.10%	n/a	n/a
Micro Cap Fund	1.70	n/a	2.20	n/a	1.45	n/a	n/a
Small Cap Core Fund	n/a	n/a	n/a	n/a	1.00	n/a	n/a
Small Cap Equity Fund	1.38	2.12	2.12	0.65%	0.85	n/a	n/a
Small Cap Growth Fund	1.25	1.87	1.87	n/a	1.00	0.85%	n/a
Small Cap Value Fund	1.25	2.00	2.00	0.91	1.00	n/a	0.86%
Strategic Small Cap Value Fund	1.60	n/a	2.10	n/a	1.35	n/a	n/a
U.S. Small Company Fund	n/a	n/a	n/a	n/a	1.01	0.83	n/a

The contractual expense limitation agreements were in effect for the year ended June 30, 2007. The expense limitation percentages in the table above are in place until at least October 31, 2007.

For the year ended June 30, 2007, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Dynamic Small Cap Growth Fund	$849	$51	$154	$1,054	$—
Micro Cap Fund	97	9	18	124	49
Small Cap Core Fund	—	1	838	839	—
Small Cap Equity Fund	1,100	351	293	1,744	—
Small Cap Growth Fund	—	74	491	565	—
Small Cap Value Fund	—	70	704	774	—
Strategic Small Cap Value Fund	54	5	14	73	104
U.S. Small Company Fund	10	72	110	192	—

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Dynamic Small Cap Growth Fund	$3	$17	$—	$20
Small Cap Core Fund	207	284	1,614	2,105
Small Cap Equity Fund	738	262	—	1,000
Small Cap Growth Fund	—	3	20	23
Small Cap Value Fund	—	7	77	84

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the year ended June 30, 2007, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

JUNE 30, 2007        JPMORGAN SMALL CAP FUNDS   95

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2007 (continued)

4. Investment Transactions

During the year ended June 30, 2007, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Dynamic Small Cap Growth Fund	$295,772	$314,642
Micro Cap Fund	25,996	10,066
Small Cap Core Fund	377,205	619,005
Small Cap Equity Fund	837,223	253,752
Small Cap Growth Fund	481,252	567,830
Small Cap Value Fund	340,138	399,688
Strategic Small Cap Value Fund	5,450	5,643
U.S. Small Company Fund	60,348	103,026

During the year ended June 30, 2007, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2007 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Dynamic Small Cap Growth Fund	$248,792	$40,889	$4,316	$36,573
Micro Cap Fund	21,468	2,950	1,294	1,656
Small Cap Core Fund	1,046,621	228,584	35,651	192,933
Small Cap Equity Fund	1,491,080	296,397	32,156	264,241
Small Cap Growth Fund	622,745	128,891	17,205	111,686
Small Cap Value Fund	940,001	217,001	15,411	201,590
Strategic Small Cap Value Fund	5,295	944	137	807
U.S. Small Company Fund	118,540	29,276	3,933	25,343

For all of the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals and REIT adjustments.

The tax character of distributions paid during the fiscal year ended June 30, 2007 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long-Term Capital gains	Total Distributions Paid
Dynamic Small Cap Growth Fund	$13,645	$7,320	$20,965
Micro Cap Fund	319	—	319
Small Cap Core Fund	12,734	56,524	69,258
Small Cap Equity Fund	13,568	24,132	37,700
Small Cap Growth Fund	38,938	43,111	82,049
Small Cap Value Fund	19,325	96,376	115,701
Strategic Small Cap Value Fund	68	—(a)	68
U.S. Small Company Fund	2,672	15,459	18,131

(a)	Amount rounds to less than $1,000.

The tax character of distributions paid during the fiscal year ended June 30, 2006 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long-Term Capital gains	Total Distributions Paid
Small Cap Growth Fund	$—	$114,685	$114,685
Small Cap Value Fund	12,419	133,104	145,523

96   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2007

At June 30, 2007 the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Dynamic Small Cap Growth Fund	$800	$9,928	$36,573
Micro Cap Fund	—	(71)	1,656
Small Cap Core Fund	14,679	81,911	192,933
Small Cap Equity Fund	18,240	20,459	264,241
Small Cap Growth Fund	10,595	35,367	111,686
Small Cap Value Fund	9,764	50,844	201,590
Strategic Small Cap Value Fund	2	95	807
U.S. Small Company Fund	1,733	11,319	25,343

For the Funds, the cumulative timing differences primarily consist of wash sale loss deferrals, distributions payable, deferred compensation, outstanding REIT return of capital and market to market futures contracts, post October losses (for Micro Cap Fund) and capital loss carryover limitations (for Small Cap Growth Fund).

As of June 30, 2007, the following Funds had net capital loss carryforwards, which are available to offset future realized gains (amounts in thousands):

	Expires
	2010	2015	Total
Micro Cap Fund	$—	$71	$71
Small Cap Growth Fund	1,463	—	1,463

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the period ended June 30, 2007, the Funds deferred to July 1, 2007 post October capital losses of (amounts in thousands):

Capital Losses
Micro Cap Fund	$199

During the year ended June 30, 2007, Small Cap Growth Fund utilized capital loss carryforwards of approximately $562,000.

Includes approximately $43,000 of losses acquired from JPMorgan Small Cap Growth Fund and approximately $1,420,000 from U.S. Small Company Opportunities Fund. A portion of the capital loss carryforward from business combination may be limited in future years under the Code sections 381-384.

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 20, 2007.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2007.

JUNE 30, 2007        JPMORGAN SMALL CAP FUNDS   97

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2007 (continued)

The outstanding borrowings from another fund or from the unsecured, uncommitted credit facility and average borrowings for the year ended June 30, 2007, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Used	Interest Paid
Dynamic Small Cap Growth Fund	$616	2	$—	(a)

(a)	Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense in the Statements of Operations.

7. Concentrations and Indemnifications

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

From time to time, the Funds’ investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (BOIA), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (the SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the SEC Order) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

In addition, on August 30, 2005, the commissioner of the West Virginia Securities Division entered a Summary Cease and Desist Order and Notice of Right to Hearing with respect to JPMorgan Investment Advisors Inc. and JPMorgan Chase & Co. In June 2007, the matter, which generally related to the same facts that were the subject of the SEC Order and NYAG settlement discussed above, was settled, and the West Virginia Order will be vacated.

JPM II and its Funds will be reimbursed for all costs associated with these matters to ensure that JPM II and its Funds incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced

98   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2007

Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. To the extent that a Reduced Rate Fund merges into another Fund, the Reduced Rate is required to carry forward and apply with respect to the acquiring Fund.

9. Transfer-In-Kind

After the close of business on February 3, 2006, two common trust funds managed by JPMorgan Chase Bank, N.A., transferred securities in-kind to the Small Cap Core Fund in a tax-free exchange. The common trust funds purchased Select Class Shares of the Small Cap Core Fund and the Small Cap Core Fund received portfolio securities with market values as listed below, including net unrealized appreciation of $72,731 (in thousands), in exchange for these shares. The cost basis of the portfolio securities transferred to the Small Cap Core Fund is equal to the common trust funds’ cost of the securities at the time of the in-kind transfer.

	Market Value of Securities Transferred to the Small Cap Core Fund (amounts in thousands)	Number of Select Class Shares Issued (amounts in thousands)
JPMorgan Chase Bank Emerging Growth Trust	$100,174	2,102
JPMorgan Chase Bank Special Equities Fund	233,243	4,895

JUNE 30, 2007        JPMORGAN SMALL CAP FUNDS   99

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of
JPMorgan Trust I and JPMorgan Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Funds indicated in Note 1 of the financial statements (hereafter collectively referred to as the “Funds”) at June 30, 2007, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
August 23, 2007

100   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2007

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	140	None.

Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	140	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	140	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	140
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	140	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	140	None.

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	140	Trustee, Carleton College (2003–present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	140	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

JUNE 30, 2007        JPMORGAN SMALL CAP FUNDS   101

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	140	Director, American University in Cairo.

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	140	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	140	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	140	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	140
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (140 funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

102   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2007

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Stephen M. Benham (1959), Secretary (2005)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004.

Stephanie J. Dorsey (1969), Treasurer (2005)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2005)*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; from 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Ellen W. O’Brien (1957), Assistant Secretary (2005)**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005.

Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971) Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston, MA 02108.

JUNE 30, 2007        JPMORGAN SMALL CAP FUNDS   103

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
June 30, 2007

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2007, and continued to hold your shares at the end of the reporting period, June 30, 2007.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2007	Ending Account Value, June 30, 2007	Expenses Paid During January 1, 2007 to June 30, 2007*	Annualized Expense Ratio
Dynamic Small Cap Growth Fund
Class A
Actual	$1,000.00	$1,099.20	$7.81	1.50%
Hypothetical	1,000.00	1,017.36	7.50	1.50
Class B
Actual	1,000.00	1,095.20	10.91	2.10
Hypothetical	1,000.00	1,014.38	10.49	2.10
Class C
Actual	1,000.00	1,096.00	10.91	2.10
Hypothetical	1,000.00	1,014.38	10.49	2.10
Select Class
Actual	1,000.00	1,100.70	5.73	1.10
Hypothetical	1,000.00	1,019.34	5.51	1.10

Micro Cap Fund
Class A
Actual	1,000.00	1,053.90	8.50	1.67
Hypothetical	1,000.00	1,016.51	8.35	1.67
Class C
Actual	1,000.00	1,051.80	11.04	2.17
Hypothetical	1,000.00	1,014.03	10.84	2.17
Select Class
Actual	1,000.00	1,055.50	7.29	1.43
Hypothetical	1,000.00	1,017.70	7.15	1.43

104   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2007

	Beginning Account Value, January 1, 2007	Ending Account Value, June 30, 2007	Expenses Paid During January 1, 2007 to June 30, 2007*	Annualized Expense Ratio
Small Cap Core Fund
Select Class
Actual	$1,000.00	$1,083.60	$4.13	0.80%
Hypothetical	1,000.00	1,020.83	4.01	0.80

Small Cap Equity Fund
Class A
Actual	1,000.00	1,111.60	6.02	1.15
Hypothetical	1,000.00	1,019.09	5.76	1.15
Class B
Actual	1,000.00	1,108.70	8.63	1.65
Hypothetical	1,000.00	1,016.61	8.25	1.65
Class C
Actual	1,000.00	1,108.80	8.63	1.65
Hypothetical	1,000.00	1,016.61	8.25	1.65
R Class
Actual	1,000.00	1,114.40	3.41	0.65
Hypothetical	1,000.00	1,021.57	3.26	0.65
Select Class
Actual	1,000.00	1,113.20	4.45	0.85
Hypothetical	1,000.00	1,020.58	4.26	0.85

Small Cap Growth Fund
Class A
Actual	1,000.00	1,087.10	6.47	1.25
Hypothetical	1,000.00	1,018.60	6.26	1.25
Class B
Actual	1,000.00	1,084.40	9.56	1.85
Hypothetical	1,000.00	1,015.62	9.25	1.85
Class C
Actual	1,000.00	1,084.50	9.56	1.85
Hypothetical	1,000.00	1,015.62	9.25	1.85
Select Class
Actual	1,000.00	1,088.90	5.18	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00
Institutional Class
Actual	1,000.00	1,089.60	4.40	0.85
Hypothetical	1,000.00	1,020.58	4.26	0.85

Small Cap Value Fund
Class A
Actual	1,000.00	1,066.20	6.40	1.25
Hypothetical	1,000.00	1,018.60	6.26	1.25
Class B
Actual	1,000.00	1,062.70	9.46	1.85
Hypothetical	1,000.00	1,015.62	9.25	1.85
Class C
Actual	1,000.00	1,062.70	9.46	1.85
Hypothetical	1,000.00	1,015.62	9.25	1.85

JUNE 30, 2007        JPMORGAN SMALL CAP FUNDS   105

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment at Beginning of Period
June 30, 2007

	Beginning Account Value, January 1, 2007	Ending Account Value, June 30, 2007	Expenses Paid During January 1, 2007 to June 30, 2007*	Annualized Expense Ratio
Class R
Actual	$1,000.00	$1,068.00	$4.61	0.90%
Hypothetical	1,000.00	1,020.33	4.51	0.90
Select Class
Actual	1,000.00	1,067.50	5.13	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00
Ultra Class
Actual	1,000.00	1,068.20	4.36	0.85
Hypothetical	1,000.00	1,020.58	4.26	0.85

Strategic Small Cap Value Fund
Class A
Actual	1,000.00	1,094.00	8.31	1.60
Hypothetical	1,000.00	1,016.86	8.00	1.60
Class C
Actual	1,000.00	1,091.50	10.89	2.10
Hypothetical	1,000.00	1,014.38	10.49	2.10
Select Class
Actual	1,000.00	1,095.30	7.01	1.35
Hypothetical	1,000.00	1,018.10	6.76	1.35

U.S. Small Company Fund
Select Class
Actual	1,000.00	1,076.70	5.20	1.01
Hypothetical	1,000.00	1,019.79	5.06	1.01
Institutional Class
Actual	1,000.00	1,078.50	4.28	0.83
Hypothetical	1,000.00	1,020.68	4.16	0.83

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

106   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2007

TAX LETTER
(Unaudited)

Certain tax information for the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2007. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2007. The information necessary to complete your income tax returns for the calendar year ending December 31, 2007 will be received under separate cover.

Dividend Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended June 30, 2007:

Dividend Received Deduction
Dynamic Small Cap Growth Fund	1.51%
Micro Cap Fund	1.86
Small Cap Core Fund	34.21
Small Cap Equity Fund	27.90
Small Cap Growth Fund	3.68
Small Cap Value Fund	64.23
Strategic Small Cap Value Fund	29.83
U.S. Small Company Fund	32.78

Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2007, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Dynamic Small Cap Growth Fund	$229
Micro Cap Fund	7
Small Cap Core Fund	5,893
Small Cap Equity Fund	4,651
Small Cap Growth Fund	38,938
Small Cap Value Fund	19,325
Strategic Small Cap Value Fund	68
U.S. Small Company Fund	764

Short Term Gains Designation

For the fiscal year ended June 30, 2007, the Funds designate the following amounts of ordinary distributions paid during the Funds’ fiscal year that are from short-term capital gains (amounts in thousands):

Short -Term Gains Distribution
Dynamic Small Cap Growth Fund	$13,644
Micro Cap Fund	319
Small Cap Core Fund	7,847
Small Cap Equity Fund	12,124
Small Cap Growth Fund	38,938
Small Cap Value Fund	12,713
Strategic Small Cap Value Fund	51
U.S. Small Company Fund	2,024

Long Term Capital Gain Designation — 15%

The Funds hereby designate the following amounts as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax returns for the fiscal year ended June 30, 2007:

	Long-Term Capital Gain Distribution
Dynamic Small Cap Growth Fund	$7,320
Small Cap Core Fund	56,524
Small Cap Equity Fund	24,132
Small Cap Growth Fund	43,111
Small Cap Value Fund	96,377
Strategic Small Cap Value	—	(a)
U.S. Small Company Fund	15,459

(a)	Amount rounds to less than $1,000.

JUNE 30, 2007        JPMORGAN SMALL CAP FUNDS   107

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. June 2007.	AN-SC-607

ANNUAL REPORT  JUNE 30, 2007

JPMorgan Funds

Mid Cap/

Multi-Cap

Funds

JPMorgan Capital Growth Fund
JPMorgan Diversified Mid Cap Growth Fund
JPMorgan Diversified Mid Cap Value Fund
JPMorgan Growth Advantage Fund
JPMorgan Mid Cap Equity Fund
JPMorgan Mid Cap Value Fund
JPMorgan Multi-Cap Market Neutral Fund
JPMorgan Value Advantage Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Capital Growth Fund	2
JPMorgan Diversified Mid Cap Growth Fund	4
JPMorgan Diversified Mid Cap Value Fund	6
JPMorgan Growth Advantage Fund	8
JPMorgan Mid Cap Equity Fund	10
JPMorgan Mid Cap Value Fund	12
JPMorgan Multi-Cap Market Neutral Fund	14
JPMorgan Value Advantage Fund	16
Schedules of Portfolio Investments	18
Financial Statements	56
Financial Highlights	74
Notes to Financial Statements	94
Report of Independent Registered Public Accounting Firm	105
Trustees	106
Officers	108
Schedule of Shareholder Expenses	109
Tax Letter	112

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 6, 2007 (Unaudited)

Dear Shareholder:

We are pleased to present this annual report for the JPMorgan Mid/Multi Cap Funds for the 12 months ended June 30, 2007. Inside, you’ll find information detailing the performance of the Funds, along with reports from the portfolio managers.

“Residential construction activity has declined significantly within the last year, and we continue to look for weakness in housing-related employment and consumer spending.”

The 12-month period began with the financial markets absorbing the 17th consecutive interest-rate increase from the Federal Reserve (Fed). That 25-basis-point (bp) hike, initiated on June 29, 2006, lifted the fed funds target to 5.25%, where it remained for the next 12 months.

After the Fed’s decision to halt its rate-tightening campaign in August 2006, the financial markets initially speculated that the Fed’s next move would be an easing. A sharp slowdown in the housing market combined with declines in manufacturing activity had triggered the Fed’s pause, and investors anticipated that the resulting slowdown in gross domestic product (GDP) growth would prompt a rate cut.

This sentiment slowly unraveled throughout the rest of the year, though, as the Fed remained on hold. The economy had its ups and downs, but generally held up better than most observers expected, which reduced the chances for a change in monetary policy. What’s more, inflation pressures continued to irritate the Fed and diminish the prospects for a rate cut.

Stocks roll over roadblocks

Nevertheless, no challenge seemed too great for the U.S. stock market — not the increase in oil prices throughout the latter half of 2006; not the sharp, but short-lived, China-market-inspired correction of late February; not the anemic third-quarter 2006 or first-quarter 2007 GDP growth rate of 2.0% and 0.7%, respectively; not the growing fallout from housing-market weakness; not the increasing default rate tied to the sub-prime mortgage market; and not the Fed’s persistent inflation warnings.

Despite these obstacles, the U.S. stock market posted strong returns for the 12-month period. For example, among the capitalization universes, the Russell Midcap Index was the top performer, returning 20.83% for the period. Large-cap stocks followed, with a return of 20.43%, as measured by the Russell 1000 Index, while the small-cap Russell 2000 Index returned 16.43%. In terms of style, there was only a modest difference in the performance of value stocks versus growth stocks. Overall, value stocks maintained a slight performance edge in the large- and mid-cap universes, while growth stocks prevailed in the small-cap universe.

Outside the U.S., stock performance was even stronger. Robust global growth, combined with the relative decline in the U.S. dollar, helped propel international stocks to extraordinary gains. Developed markets, as measured by the MSCI EAFE Index, returned 32.11% for the period, while the MSCI Emerging Markets Index posted a 12-month total return of 50.29%. U.S. stocks, as measured by the S&P 500 Index, posted a return of 20.59% for the one-year period.

Investors generally pointed to abundant liquidity and robust merger-and-acquisition activity, including private equity deals, as drivers of stock market gains. In addition, optimism regarding continued, albeit slow, economic growth, a healthy global economy, higher-than-expected corporate earnings growth, and modest core inflation data provided support.

Volatility resurfaces

A bout of volatility late in the fiscal year reminded investors of the challenges lingering in the market. Rising bond yields and anxiety regarding credit quality helped push stock market returns into negative territory during June.

In early June, the re-rating of U.S. growth prospects caused Treasury yields to move sharply higher. Furthermore, the Fed retained its tightening bias but left the fed funds target unchanged. The market changed its expectations for future Fed policy. Whereas market participants previously had expected the Fed to cut rates during the second half of 2007, it ended the period convinced that the Fed would remain on hold for the rest of the year.

Economy continues to grow, but at a sub-par pace

Overall, economic growth should remain at a below-trend pace of approximately 2.1% for 2007 as a whole. Residential construction activity has declined significantly over the last year, and we continue to look for weakness in housing-related employment and consumer spending. Although this may lead to some periods of unease ahead, we would view such spillovers as positive from a long-term perspective, because they would provide a conclusive arrest of the inflation threat and could lead to a decisive shift in the Fed’s monetary policy bias.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely,

George C.W. Gatch
President
JPMorgan Funds

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   1

JPMorgan Capital Growth Fund

FUND COMMENTARY
AS OF JUNE 30, 2007 (Unaudited)

FUND FACTS

Fund Inception	September 23, 1987
Fiscal Year-End	June 30
Net Assets as of 6/30/2007
(In Thousands)	$968,592
Primary Benchmark	Russell Midcap Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Capital Growth Fund, which seeks capital growth over the long term, returned 19.01%* (Class A Shares, no sales charge) over the 12 months ended June 30, 2007, compared to the 19.73% return for the Russell Midcap Growth Index over the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the information technology and healthcare sectors as well as an underweight in the materials sector. At the individual stock level, Panera Bread Co., a chain of casual bakery cafes, was among the detractors from performance. The company cut its same-store sales growth target for the second quarter. In addition, the company reported that its margins were under pressure due to a shift away from products made in its fresh dough facilities along with higher gasoline and other input costs. Corporate Executive Board Co., which provides research, decision support tools and executive education, also hurt returns. The company was forced to lower its guidance for full-year 2007 earnings due to weaker-than-expected revenue growth. The revised outlook reflects a weaker-than-expected sales increase and slow start to the current sales year. Consol Energy Inc., a multi-fuel energy provider, also negatively impacted performance. The company’s shares declined after it reported that first-quarter profits fell due to reduced coal sales in a flat pricing environment. Additionally, the company trimmed its 2007 production guidance.

On the positive side, stock selection in the industrials, consumer discretionary and telecommunication service sectors aided returns. At the individual stock level, General Cable Corp., which designs, manufactures and markets copper, aluminum and fiber-optic wire and cable products, was among the contributors to performance. The company’s shares advanced as worldwide demand for electrical infrastructure contributed to double-digit revenue and earnings growth. These positive results were driven by increased demand, particularly for overhead transmission cables in the U.S. and Europe. GameStop Corp., which retails video games and PC entertainment software, also helped returns. The company reported fiscal first-quarter earnings that more than doubled due to sales of new gaming systems like Nintendo Wii and games like “Guitar Hero II.” Amphenol Corp., an electronic and fiber-optic connector manufacturer, also supported performance. The company reported that first-quarter profits increased on double-digit growth, which beat expectations.

Q:	HOW WAS THE FUND MANAGED?

A:	We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We look for dominant franchises with predictable business models deemed capable of achieving sustained growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation. We seek to maintain sector diversification in the Fund by avoiding large allocations that are contingent on macroeconomic or sector trends.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	General Cable Corp.	2.5%
2.	VeriFone Holdings, Inc.	2.0
3.	Roper Industries, Inc.	1.9
4.	Amphenol Corp., Class A	1.8
5.	Gentex Corp.	1.5
6.	Time Warner Telecom, Inc., Class A	1.5
7.	Corrections Corp. of America	1.4
8.	GameStop Corp., Class A	1.4
9.	Celgene Corp.	1.4
10.	DreamWorks Animation SKG, Inc., Class A	1.4

PORTFOLIO COMPOSITION***

Information Technology	23.3%
Consumer Discretionary	20.3
Health Care	16.1
Industrials	12.5
Financials	8.8
Energy	8.5
Telecommunication Services	4.9
Materials	2.7
Consumer Staples	1.4
Utilities	0.9
Short-Term Investment	0.6

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2007. The Fund’s composition is subject to change.

2   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/23/87
Without Sales Charge		19.01%	13.45%	8.56%
With Sales Charge*		12.77	12.23	7.98
CLASS B SHARES	11/4/93
Without CDSC		18.41	12.88	8.13
With CDSC**		13.41	12.63	8.13
CLASS C SHARES	1/2/98
Without CDSC		18.44	12.86	7.93
With CDSC***		17.44	12.86	7.93
SELECT CLASS SHARES	1/25/96	19.30	13.84	9.01

*	Sales Charge for Class A Shares is 5.25%.

**	Assume 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/97 TO 6/30/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on September 23, 1987.

Returns for the Class C Shares prior to their inception date are based on the performance of Class B Shares, whose expenses are substantially similar to those of Class C Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Capital Growth Fund, Russell Midcap Growth Index, and Lipper Mid-Cap Growth Funds Index from June 30, 1997 to June 30, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Growth Index is an unmanaged index, which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher financial growth values. The Lipper Mid-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   3

JPMorgan Diversified Mid Cap Growth Fund

FUND COMMENTARY
AS OF JUNE 30, 2007 (Unaudited)

FUND FACTS

Fund Inception	March 2, 1989
Fiscal Year End	June 30
Net Assets as of 6/30/2007
(In Thousands)	$1,385,625
Primary Benchmark	Russell Midcap Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Diversified Mid Cap Growth Fund, which seeks growth of capital and, secondarily, current income by investing primarily in equity securities, returned 18.95%* (Select Class Shares) over the 12 months ended June 30, 2007, compared to the 19.73% return for the Russell Midcap Growth Index over the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the information technology and healthcare sectors as well as an underweight in the materials sector. At the individual stock level, Panera Bread Co., a chain of casual bakery cafes, was among the detractors from performance. The company cut its same-store sales growth target for the second quarter. In addition, the company reported that its margins were under pressure due to a shift away from products made in its fresh dough facilities along with higher gasoline and other input costs. Corporate Executive Board Co., which provides research, decision support tools and executive education, also hurt returns. The company was forced to lower its guidance for full-year 2007 earnings due to weaker-than-expected revenue growth. The revised outlook reflects a weaker-than-expected sales increase and slow start to the current sales year. Consol Energy Inc., a multi-fuel energy provider, also negatively impacted performance. The company’s shares declined after it reported that first-quarter profits fell due to reduced coal sales in a flat pricing environment. Additionally, the company trimmed its 2007 production guidance.

On the positive side, stock selection in the industrials, consumer discretionary and telecommunication service sectors aided returns. At the individual stock level, General Cable Corp., which designs, manufactures and markets copper, aluminum and fiber-optic wire and cable products, was among the contributors to performance. The company’s shares advanced as worldwide demand for electrical infrastructure contributed to double-digit revenue and earnings growth. These positive results were driven by increased demand, particularly for overhead transmission cables in the U.S. and Europe. GameStop Corp., which retails video games and PC entertainment software, also helped returns. The company reported fiscal first-quarter earnings that more than doubled due to sales of new gaming systems like Nintendo Wii and games like “Guitar Hero II.” Amphenol Corp., an electronic and fiber-optic connector manufacturer, also supported performance. The company reported that first-quarter profits increased on double-digit growth, which beat expectations.

Q:	HOW WAS THE FUND MANAGED?

A:	We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We look for dominant franchises with predictable business models deemed capable of achieving sustained growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation. We seek to maintain sector diversification in the Fund by avoiding large allocations that are contingent on macroeconomic or sector trends.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	General Cable Corp.	2.4%
2.	VeriFone Holdings, Inc.	1.9
3.	Roper Industries, Inc.	1.9
4.	Amphenol Corp., Class A	1.7
5.	Gentex Corp.	1.5
6.	Time Warner Telecom, Inc., Class A	1.4
7.	Corrections Corp. of America	1.4
8.	GameStop Corp., Class A	1.4
9.	Celgene Corp.	1.4
10.	DreamWorks Animation SKG, Inc., Class A	1.4

PORTFOLIO COMPOSITION***

Information Technology	22.9%
Consumer Discretionary	20.0
Health Care	15.8
Industrials	12.3
Financials	8.7
Energy	8.3
Telecommunication Services	4.7
Materials	2.6
Consumer Staples	1.4
Utilities	0.9
Short-Term Investment	2.4

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2007. The Fund’s composition is subject to change.

4   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		18.65%	11.85%	11.29%
With Sales Charge*		12.41	10.66	10.69
CLASS B SHARES	1/14/94
Without CDSC		17.98	11.10	10.62
With CDSC**		12.98	10.83	10.62
CLASS C SHARES	11/4/97
Without CDSC		17.95	11.09	10.58
With CDSC***		16.95	11.09	10.58
SELECT CLASS SHARES	3/2/89	18.95	12.14	11.58
ULTRA SHARES	2/22/05	19.13	12.21	11.61

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/97 TO 6/30/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on March 2, 1989. Returns for the Class C Shares and Ultra Shares prior to their inception date are based on the performance of Select Class Shares. Historical Class C Shares performance has been adjusted to reflect the differences in expenses and sales charges between classes prior to the class inception. The actual returns of Ultra Shares would have been different than those shown because Ultra Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Diversified Mid Cap Growth Fund, Russell Midcap Growth Index and the Lipper Mid-Cap Growth Funds Index from June 30, 1997 to June 30, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Growth Index is an unmanaged index, which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   5

JPMorgan Diversified Mid Cap Value Fund

FUND COMMENTARY
AS OF JUNE 30, 2007 (Unaudited)

FUND FACTS

Fund Inception	March 2, 1989
Fiscal Year End	June 30
Net Assets as of 6/30/2007
(In Thousands)	$739,380
Primary Benchmark	Russell Midcap Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Diversified Mid Cap Value Fund, which seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities, returned 19.97%* (Select Class Shares) over the 12 months ended June 30, 2007, compared to the 22.09% return for the Russell Midcap Value Index over the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the healthcare, utility, and industrials sectors. At the individual stock level, McClatchy Co., the third-largest newspaper company in the U.S., was among the detractors from performance. The company experienced a difficult start to 2007 as advertising revenues declined sharply on the back of disappointing real estate ads. Omnicare Inc., a geriatric pharmaceutical services company, also hurt returns. The company’s shares came under pressure as several events, including legal disputes with regulators and an ongoing lawsuit against UnitedHealthcare, lowered investor sentiment toward the stock.

On the positive side, stock selection in the consumer discretionary, financial and materials sectors helped returns. At the individual stock level, Tiffany and Co., a global fine jeweler, was among the top contributors to performance. The company’s shares advanced following the announcement that Nelson Peltz’s Trian Fund Management bought a 5.45% stake in the company. Trian seeks to help Tiffany improve its margins and earnings-per-share growth as well as address various operational and strategic issues. SUPERVALU Inc., a grocery retailer and distributor, also helped returns. The company reported solid financial results that surpassed analysts’ estimates, driven primarily by its acquisition of Albertson Inc.’s retail properties in 2006.

Q:	HOW WAS THE FUND MANAGED?

A:	We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We look for undervalued companies that have the potential to grow intrinsic value per share. The research process is designed to find companies with predictable and durable business models deemed capable of achieving sustainable growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Brown-Forman Corp., Class B	1.7%
2.	SUPERVALU, Inc.	1.4
3.	Assurant, Inc.	1.3
4.	American Electric Power Co., Inc.	1.2
5.	Clear Channel Communications, Inc.	1.2
6.	Coventry Health Care, Inc.	1.1
7.	FirstEnergy Corp.	1.1
8.	Tiffany & Co.	1.1
9.	Fortune Brands, Inc.	1.1
10.	Ball Corp.	1.1

PORTFOLIO COMPOSITION***

Financials	25.0%
Consumer Discretionary	19.9
Utilities	12.7
Industrials	8.9
Consumer Staples	8.2
Materials	6.2
Energy	5.3
Health Care	4.9
Information Technology	4.0
Telecommunication Services	3.3
Short-Term Investment	1.6

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2007. The Fund’s composition is subject to change.

6   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		19.66%	12.49%	12.12%
With Sales Charge*		13.39	11.29	11.52
CLASS B SHARES	1/14/94
Without CDSC		18.97	11.74	11.44
With CDSC**		13.97	11.48	11.44
CLASS C SHARES	3/22/99
Without CDSC		18.97	11.74	11.35
With CDSC***		17.97	11.74	11.35
SELECT CLASS SHARES	3/2/89	19.97	12.77	12.39
ULTRA SHARES	2/22/05	20.13	12.86	12.43

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/97 TO 6/30/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on March 2, 1989. Returns for the Class C Shares and Ultra Shares prior to their inception date are based on the performance of Select Class Shares. Historical Class C Shares performance has been adjusted to reflect the differences in expenses and sales charges between classes prior to the class inception. The actual returns of Ultra Shares would have been different than those shown because Ultra Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Diversified Mid Cap Value Fund, Russell Midcap Value Index and the Lipper Mid-Cap Value Funds Index from June 30, 1997 to June 30, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Value Index is an unmanaged index, which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Mid-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   7

JPMorgan Growth Advantage Fund

FUND COMMENTARY
AS OF JUNE 30, 2007 (Unaudited)

FUND FACTS

Fund Inception	October 29, 1999
Fiscal Year End	June 30
Net Assets as of 6/30/2007
(In Thousands)	$62,519
Primary Benchmark	Russell 3000 Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Growth Advantage Fund, which seeks to provide long-term capital growth, returned 23.53%* (Class A Shares, no sales charge) over the 12 months ended June 30, 2007, compared to the 18.84% return for the Russell 3000 Growth Index over the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to stock selection in the industrials, consumer discretionary and telecommunication service sectors. At the individual stock level, General Cable Corp., which designs, manufactures and markets copper, aluminum and fiber-optic wire and cable products, was among the contributors to performance. The company’s shares advanced as worldwide demand for electrical infrastructure contributed to double-digit revenue and earnings growth. These positive results were driven by increased demand, particularly for overhead transmission cables in the U.S. and Europe. Apple Inc., which produces hardware, software and Internet tools, also helped returns. The company’s shares advanced as hype surrounding the release of its much-anticipated iPhone continued to drive up the stock’s price. Additionally, the company benefited from upbeat sales. GameStop Corp., which retails video games and PC entertainment software, also supported performance. The company reported fiscal first-quarter earnings that more than doubled due to sales of new gaming systems like Nintendo Wii and games like “Guitar Hero II.”

On the negative side, stock selection in the information technology and financial sectors as well as an underweight in the materials sector detracted from performance. At the individual stock level, Adams Respiratory Therapeutics Inc., a specialty pharmaceutical company, was among the detractors from performance. The company announced that lower-than-expected trade orders during its fiscal third quarter and a lack of severity in reported levels of upper respiratory ailments would impact sales for its major products for the remainder of the fiscal year. Isilon Systems Inc., which produces clustered storage systems for storing and managing digital content, also hurt returns. The company’s shares declined after it reported a narrower first-quarter loss that missed expectations. Rackable Systems Inc., a leading provider of server and storage products for large, scale-out data center deployments, also negatively impacted performance. The company reported a first-quarter loss due to lower revenue and increased expenses. Intense competition from rivals for the company’s largest customers forced it to cut prices, resulting in a first-quarter warning and subsequent loss.

Q:	HOW WAS THE FUND MANAGED?

A:	We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We look for dominant franchises with predictable business models deemed capable of achieving sustained growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation. We seek to maintain sector diversification in the Fund by avoiding large allocations that are contingent on macroeconomic or sector trends.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	General Cable Corp.	2.4%
2.	Cisco Systems, Inc.	2.4
3.	Microsoft Corp.	2.2
4.	Google, Inc., Class A	2.0
5.	VeriFone Holdings, Inc.	2.0
6.	Roper Industries, Inc.	1.8
7.	Research In Motion Ltd. (Canada)	1.7
8.	Amphenol Corp., Class A	1.7
9.	Merck & Co., Inc.	1.6
10.	Schering-Plough Corp.	1.6

PORTFOLIO COMPOSITION***

Information Technology	31.4%
Health Care	18.8
Consumer Discretionary	15.7
Industrials	12.0
Financials	7.6
Energy	5.7
Telecommunication Services	4.2
Consumer Staples	2.6
Materials	1.1
Utilities	0.8
Short-Term Investment	0.1

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2007. The Fund’s composition is subject to change.

8   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	10/29/99
Without Sales Charge		23.53%	14.79%	(2.28)%
With Sales Charge*		17.00	13.54	(2.96)
CLASS B SHARES	10/29/99
Without CDSC		22.75	13.97	(2.96)
With CDSC**		17.75	13.74	(2.96)
CLASS C SHARES	5/1/06
Without CDSC		22.56	13.97	(2.96)
With CDSC***		21.56	13.97	(2.96)
SELECT CLASS SHARES	5/1/06	23.80	14.87	(2.24)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (10/29/99 TO 6/30/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The JPMorgan Growth Advantage Fund commenced operations on 10/29/99.

As of 8/17/05, the Fund changed its name, investment objective, certain investment policies and benchmark. Prior to that time, the Fund operated as JPMorgan Mid Cap Growth Fund. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to 8/17/05 might be less pertinent for investors considering whether to purchase shares of the Fund. The performance for the Class A and Class B Shares before 3/23/01 is based on the performance of the Class A and Class B Shares of the Fund’s predecessor, H&Q IPO & Emerging Company Fund, a series of Hambrecht & Quist Fund Trust, which transferred all of its assets and liabilities to the Fund pursuant to a reorganization on that date. The predecessor’s investment program was identical to that of the Fund prior to 12/3/01. The predecessor’s Class A and Class B expenses were substantially similar to those of Class A and Class B of the Fund. Returns for the Class C Shares prior to their inception date are based on the performance of Class B Shares, whose expenses are substantially similar to those of Class C Shares. Returns for the Select Class Shares prior to their inception date are based on the performance of Class A Shares. During this period, the actual returns of Select Class Shares would have been different because Select Class Shares have different expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth Advantage Fund, Russell 3000 Growth Index and Lipper Multi-Cap Growth Funds Index from October 29, 1999 to June 30, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the Russell 3000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Growth Index is an unmanaged index, which measures the performance of those Russell 3000 Index companies (largest 3000 U.S. companies) with higher price-to-book ratios and higher forecasted growth values. The Lipper Multi-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   9

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY
AS OF JUNE 30, 2007 (Unaudited)

FUND FACTS

Fund Inception	January 1, 1997
Fiscal Year End	June 30
Net Assets as of 6/30/2007
(In Thousands)	$284,546
Primary Benchmark	Russell Midcap Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Mid Cap Equity Fund, which seeks long-term capital growth, returned 18.97%* (Select Class Shares) over the 12 months ended June 30, 2007, compared to the 20.83% return for the Russell Midcap Index over the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the healthcare, utility and information technology sectors. At the individual stock level, Omnicare Inc., a geriatric pharmaceutical services company, was among the detractors from performance. The company’s shares came under pressure as several events, including legal disputes with regulators and an ongoing lawsuit against UnitedHealthcare, lowered investor sentiment toward the stock. Panera Bread Co., a chain of casual bakery cafes, also hurt returns. The company cut its same-store sales growth target for the second quarter. In addition, the company reported that its margins were under pressure due to a shift away from products made in its fresh dough facilities along with higher gasoline and other input costs.

On the positive side, stock selection in the consumer discretionary, telecommunication service and energy sectors helped returns. At the individual stock level, General Cable Corp., which designs, manufactures and markets copper, aluminum and fiber-optic wire and cable products, was among the contributors to performance. The company’s shares advanced as worldwide demand for electrical infrastructure contributed to double-digit revenue and earnings growth. These positive results were driven by increased demand, particularly for overhead transmission cables in the U.S. and Europe. Tiffany and Co., a global fine jeweler, also helped returns. The company’s shares advanced following the announcement that Nelson Peltz’s Trian Fund Management bought a 5.45% stake in the company. Trian seeks to help Tiffany improve its margins and earnings-per-share growth as well as address various operational and strategic issues.

Q:	HOW WAS THE FUND MANAGED?

A:	We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We look for dominant franchises with predictable business models deemed capable of achieving sustained growth and undervalued companies with the potential to grow their intrinsic value per share. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Amphenol Corp., Class A	1.3%
2.	General Cable Corp.	1.2
3.	Assurant, Inc.	1.2
4.	NCR Corp.	1.2
5.	Everest Re Group Ltd. (Bermuda)	1.1
6.	Coventry Health Care, Inc.	1.1
7.	Questar Corp.	1.1
8.	Tiffany & Co.	1.0
9.	VeriFone Holdings, Inc.	1.0
10.	Northern Trust Corp.	1.0

PORTFOLIO COMPOSITION***

Consumer Discretionary	20.3%
Financials	17.7
Information Technology	13.0
Industrials	10.7
Health Care	10.5
Energy	6.8
Utilities	6.3
Telecommunication Services	4.5
Consumer Staples	4.4
Materials	3.9
Short-Term Investment	1.9

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2007. The Fund’s composition is subject to change.

10   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
SELECT CLASS SHARES	1/1/97	18.97%	14.83%	12.48%

TEN YEAR FUND PERFORMANCE (6/30/97 TO 6/30/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 1/1/97.

The graph illustrates comparative performance for $1,000,000 invested in the JPMorgan Mid Cap Equity Fund, Russell Midcap Index, and Lipper Mid-Cap Core Funds Index from June 30, 1997 to June 30, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Index is an unmanaged index, which measures the performance of the smallest 800 companies of the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an Index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   11

JPMorgan Mid Cap Value Fund

FUND COMMENTARY
AS OF JUNE 30, 2007 (Unaudited)

FUND FACTS

Fund Inception	November 13, 1997
Fiscal Year End	June 30
Net Assets as of 6/30/2007
(In Thousands)	$8,628,707
Primary Benchmark	Russell Midcap Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Mid Cap Value Fund, which seeks growth from capital appreciation, returned 18.82%* (Institutional Class Shares) over the 12 months ended June 30, 2007, compared to the 22.09% return for the Russell Midcap Value Index over the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the healthcare, industrials and utilities sectors. At the individual stock level, Omnicare Inc., a geriatric pharmaceutical services company, was among the detractors from performance. The company’s shares came under pressure as several events, including legal disputes with regulators and an ongoing lawsuit against UnitedHealthcare, lowered investor sentiment toward the stock. Furthermore, the company released quarterly results below expectations, as higher costs associated with Medicare Part D and the temporary closure of a repackaging facility reduced profits. McClatchy Co., the third-largest newspaper company in the U.S., also hurt performance. The company experienced a difficult start to 2007 as advertising revenues declined sharply on the back of disappointing real estate ads.

On the positive side, stock selection in the consumer discretionary and energy sectors as well as an overweight in the telecommunication sector helped performance. At the individual stock level, Vulcan Materials Co., a leader in the production of construction aggregates and other construction materials, was among the contributors to performance. The company’s shares rose when its plan to acquire Florida Rock Industries Inc. for about $4.6 billion was received favorably by investors. The company’s acquisition expanded its presence in Florida and other high-growth markets in the Southeast and Mid-Atlantic states while providing significant future earnings prospects and cost synergies. AutoZone Inc., an auto parts retailer, also helped returns. The company announced better-than-expected earnings due to cost containment efforts and an aggressive share repurchasing program. The company’s ongoing initiatives, which focus on improving the customer’s shopping experience, have led to measurable increases in customer service metrics, which benefited its shares.

Q:	HOW WAS THE FUND MANAGED?

A:	We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We look for undervalued companies that have the potential to grow intrinsic value per share. The research process is designed to find companies with predictable and durable business models deemed capable of achieving sustainable growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Assurant, Inc.	2.4%
2.	Coventry Health Care, Inc.	2.3
3.	Synovus Financial Corp.	1.9
4.	Williams Cos., Inc.	1.8
5.	V.F. Corp.	1.8
6.	Brown-Forman Corp., Class B	1.8
7.	M&T Bank Corp.	1.7
8.	Fortune Brands, Inc.	1.7
9.	American Electric Power Co., Inc.	1.7
10.	Genuine Parts Co.	1.6

PORTFOLIO COMPOSITION***

Financials	26.5%
Consumer Discretionary	20.4
Utilities	11.7
Industrials	9.0
Consumer Staples	7.5
Materials	5.1
Energy	5.0
Health Care	4.9
Telecommunication Services	4.2
Information Technology	2.9
Short-Term Investment	2.8

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2007. The Fund’s composition is subject to change.

12   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	4/30/01
Without Sales Charge		18.21%	16.04%	17.32%
With Sales Charge*		12.00	14.79	16.67
CLASS B SHARES	4/30/01
Without CDSC		17.65	15.36	16.86
With CDSC**		12.65	15.13	16.86
CLASS C SHARES	4/30/01
Without CDSC		17.64	15.36	16.88
With CDSC***		16.64	15.36	16.88
SELECT CLASS SHARES	10/31/01	18.54	16.34	17.53
INSTITUTIONAL CLASS SHARES	11/13/97	18.82	16.62	17.70

*	Sales Charge for Class A Shares is 5.25%.

**	Assume 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/13/97 TO 6/30/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 11/13/97.

Returns for the Class A, Class B, Class C and Select Shares prior to their inception date are based on the performance of Institutional Class Shares. During these periods, the actual returns of Class A, Class B, Class C and Select Shares would have been lower than shown because Class A, Class B, Class C and Select Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Mid Cap Value Fund, Russell Midcap Value Index, and Lipper Mid-Cap Value Funds Index from November 13, 1997 to June 30, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap companies included in the Russell Midcap Index that have lower price-to-book ratios and lower forecasted growth rates. The Lipper Mid-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   13

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY
AS OF JUNE 30, 2007 (Unaudited)

FUND FACTS

Fund Inception	May 23, 2003
Fiscal Year End	June 30
Net Assets as of 6/30/2007
(In Thousands)	$2,268,724
Primary Benchmark	Merrill Lynch 3-Month US Treasury Bill Index*

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Multi-Cap Market Neutral Fund, which seeks long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance, returned 5.59%** (Select Class Shares) over the 12 months ended June 30, 2007, compared to the 5.21% return for the Merrill Lynch 3-Month U.S. Treasury Bill Index over the same period.***

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark due to its overall stock selection process, driven by valuation and fundamentals. In particular, both fundamentals and valuation worked on the long side of the Fund. However, although valuation worked on the short side, fundamentals did not. Stocks are assigned to one of five super-sectors: consumer, financial, industrials, technology and healthcare. Four of these super-sectors generated positive returns during the period, as industrials worked the best and financials the least. The Fund continued to employ a sector-neutral approach, selecting the best stocks and industries within each of 20 sectors. The Fund’s top three industry overweights were property and casualty insurance, managed care and semiconductor production equipment, while its top three industry underweights were brokers, core semiconductors and food products.

Q:	HOW WAS THE FUND MANAGED?

A:	We rank stocks within a universe of approximately 1,300 large-cap, mid-cap and high-end small-cap stocks. We owned more than 400 positions in the Fund during the period. The Fund is extremely well diversified and sector-neutral. No individual stock has a material impact on the Fund. In essence, we go long on inexpensive stocks with improving fundamentals and short on expensive stocks with deteriorating fundamentals.

TOP TEN EQUITY LONG HOLDINGS OF THE PORTFOLIO****

1.	ArvinMeritor, Inc.	0.5%
2.	Tidewater, Inc.	0.5
3.	Amkor Technology, Inc.	0.5
4.	Accenture Ltd., Class A	0.5
5.	Global Industries Ltd.	0.5
6.	Energizer Holdings, Inc.	0.4
7.	Dollar Tree Stores, Inc.	0.4
8.	Arris Group, Inc.	0.4
9.	Freeport-McMoRan Copper & Gold, Inc., Class B	0.4
10.	priceline.com, Inc.	0.4

TOP TEN EQUITY SHORT HOLDINGS OF THE PORTFOLIO****

1.	Flowserve Corp.	0.5%
2.	Shaw Group, Inc. (The)	0.5
3.	Rite Aid Corp.	0.5
4.	Cypress Semiconductor Corp.	0.4
5.	Cheniere Energy, Inc.	0.4
6.	Fluor Corp.	0.4
7.	Alcon, Inc. (Switzerland)	0.4
8.	WMS Industries, Inc.	0.4
9.	DST Systems, Inc.	0.4
10.	Quicksilver Resources, Inc.	0.4

PORTFOLIO COMPOSITION LONG POSITIONS****

Consumer Discretionary	20.0%
Information Technology	15.7
Industrials	14.2
Financials	12.3
Health Care	9.8
Energy	7.2
Materials	6.3
Utilities	4.9
Consumer Staples	3.3
Telecommunication Services	1.3
Short-Term Investment	5.0

PORTFOLIO COMPOSITION SHORT POSITIONS****

Information Technology	18.9%
Consumer Discretionary	17.1
Industrials	13.6
Financials	11.5
Health Care	11.2
Energy	10.1
Consumer Staples	5.9
Materials	5.1
Utilities	4.5
Telecommunication Services	2.1

*	Effective November 1, 2006, the Advisor changed the Fund’s benchmark to this index because it believes the new benchmark is more closely correlated with total return and is the industry standard.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

****	Percentages indicated are based upon total investments as of June 30, 2007. The Fund’s composition is subject to change.

14   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2007

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	5/23/03
Without Sales Charge		5.27%	4.88%	5.11%
With Sales Charge*		(0.27)	3.00	3.75
CLASS B SHARES	5/23/03
Without CDSC		4.56	4.10	4.35
With CDSC**		(0.44)	3.17	3.92
CLASS C SHARES	5/23/03
Without CDSC		4.56	4.10	4.35
With CDSC***		3.56	4.10	4.35
SELECT CLASS SHARES	5/23/03	5.59	5.15	5.38

*	Sales Charge for Class A Shares is 5.25%.

**	Assume 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/23/03 TO 6/30/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 23, 2003.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Multi-Cap Market Neutral Fund, the Merrill Lynch 3-Month US Treasury Bill Index, the Merrill Lynch 91-Day U.S. Treasury (Auction Rate) Index and the Lipper Equity Market-Neutral Funds Average from May 23, 2003 to June 30, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the Merrill Lynch 3-Month US Treasury Bill Index and Merrill Lynch 91-Day U.S. Treasury (Auction Rate) Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Equity Market-Neutral Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Merrill Lynch 3-Month US Treasury Bill Index is an unmanaged index which represents the performance of 3-month U.S. Treasury bills and it is based on a single issue held for a month, sold and then rolled into a new issue the next month. The Merrill Lynch 91-Day Treasury (Auction Rate) Index is an unmanaged index, which reflects the total return of a hypothetical Treasury bill with a discount rate equal to the average rate established at each of the auctions during a given month. The Advisor changed the Fund’s benchmark to this index because it believes the new benchmark is more closely correlated with total return and is the industry standard. The Lipper Equity Market-Neutral Funds Average is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net assets value in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   15

JPMorgan Value Advantage Fund

FUND COMMENTARY
AS OF JUNE 30, 2007 (Unaudited)

FUND FACTS

Fund Inception	February 28, 2005
Fiscal Year End	June 30
Net Assets as of 6/30/2007
(In Thousands)	$510,539
Primary Benchmark	Russell 3000 Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Value Advantage Fund, which seeks to provide long-term total return from a combination of income and capital gains, returned 21.58%* (Class A Shares, no sales charge) over the 12 months ended June 30, 2007, compared to the 21.33% for the Russell 3000 Value Index over the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to stock selection in the materials and financial sectors. At the individual stock level, Devon Energy Corp. was among the contributors to performance. The company continued to benefit from higher energy prices, aggressive deepwater exploration initiatives and its acquisition of privately held Chief Holdings LLC, a natural gas producer. Teekay Shipping Corp., a provider of crude oil and petroleum product transportation services, also helped results. The company began transitioning its business from depending on volatile short-term spot rates to more long-term fixed-rate contracts. Rinker Group LTD, a cement producer, also supported performance. The company’s shares rose sharply after Cemex S.A.B. de C.V. announced intentions to acquire it. Cemex was aggressive in its offer, as it was extended numerous times and eventually increased over 20% above the original offer price. In addition, the company produced solid financial results due primarily to cost-cutting initiatives and price increases that were implemented the prior fiscal year.

On the negative side, stock selection in the industrials sector as well as an underweight in the utility sector detracted from performance. Walter Industries Inc., a diversified industrial company, was among the detractors from performance. Lower coal production resulting from geographical concerns at one of the company’s mining facilities led to revenues and earnings that fell below expectations. Griffon Corp., a diversified manufacturer, also hurt returns. The stock came under pressure, as the company noted a significant decline in garage door sales and installations due to the slowdown in new home construction and home resale markets. McClatchy Co., the third-largest newspaper company in the U.S., also negatively impacted performance. The company experienced a difficult start to 2007 as advertising revenues declined sharply on the back of disappointing real estate ads.

Q:	HOW WAS THE FUND MANAGED?

A:	We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We look for undervalued companies that have the potential to grow intrinsic value per share. The research process is designed to find companies with predictable and durable business models deemed capable of achieving sustainable growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Devon Energy Corp.	3.3%
2.	Washington Post Co. (The), Class B	3.0
3.	W.P. Carey & Co. LLC	2.7
4.	Clear Channel Communications, Inc.	2.7
5.	Berkshire Hathaway, Inc., Class A	2.4
6.	Agree Realty Corp.	2.1
7.	Assurant, Inc.	2.1
8.	M&T Bank Corp.	2.1
9.	Charles Schwab Corp. (The)	2.0
10.	Synovus Financial Corp.	2.0

PORTFOLIO COMPOSITION***

Financials	37.2%
Consumer Discretionary	18.9
Energy	8.9
Industrials	5.7
Consumer Staples	4.8
Health Care	3.7
Telecommunication Services	3.0
Materials	2.9
Information Technology	1.7
Investment Company	1.3
Short-Term Investment	11.9

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments as of June 30, 2007. The Fund’s composition is subject to change.

16   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2007

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/05
Without Sales Charge		21.58%	15.95%
With Sales Charge*		15.21	13.31
CLASS C SHARES	2/28/05
Without CDSC		21.00	15.38
With CDSC**		20.00	15.38
SELECT CLASS SHARES	2/28/05	21.89	16.24
INSTITUTIONAL CLASS SHARES	2/28/05	22.16	16.25

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/05 TO 6/30/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 2/28/05.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Value Advantage Fund, Russell 3000 Value Index and Lipper Multi-Cap Value Funds Index from February 28, 2005 to June 30, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the indices reflects an initial investment at the inception of the Fund. The performance of the Russell 3000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Value Index is an unmanaged index which measures the performance of those Russell 3000 Index companies (largest 3000 U.S. companies) with lower price-to-book ratios and lower forecasted growth values. The Lipper Multi-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   17

JPMorgan Capital Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.8%
	Common Stocks — 99.8%
	Aerospace & Defense — 2.3%
103	Precision Castparts Corp.	12,439
143	Rockwell Collins, Inc.	10,070
		22,509
	Auto Components — 2.8%
146	BorgWarner, Inc.	12,545
746	Gentex Corp. (c)	14,679
		27,224
	Biotechnology — 2.2%
238	Celgene Corp. (a)	13,662
88	Cephalon, Inc. (a)	7,106
		20,768
	Capital Markets — 5.4%
79	Affiliated Managers Group, Inc. (a) (c)	10,224
400	E*Trade Financial Corp. (a)	8,832
190	Investment Technology Group, Inc. (a)	8,237
137	Lazard Ltd., Class A (Bermuda)	6,151
146	Northern Trust Corp.	9,373
189	T. Rowe Price Group, Inc.	9,781
		52,598
	Chemicals — 1.9%
180	Ecolab, Inc.	7,669
379	Nalco Holding Co.	10,395
		18,064
	Commercial Services & Supplies — 3.4%
223	Corrections Corp. of America (a)	14,070
228	Stericycle, Inc. (a) (c)	10,146
300	Waste Connections, Inc. (a) (c)	9,063
		33,279
	Communications Equipment — 3.0%
91	F5 Networks, Inc. (a)	7,294
182	Harris Corp.	9,923
347	Polycom, Inc. (a)	11,669	>
		28,886
	Computers & Peripherals — 3.0%
237	NCR Corp. (a)	12,431
302	Network Appliance, Inc. (a)	8,824
167	SanDisk Corp. (a)	8,154
		29,409
	Construction & Engineering — 1.0%
324	Quanta Services, Inc. (a) (c)	9,922
	Diversified Consumer Services — 1.9%
70	ITT Educational Services, Inc. (a)	8,240
193	Weight Watchers International, Inc.	9,787
		18,027
	Diversified Financial Services — 1.3%
130	CIT Group, Inc.	7,100
35	IntercontinentalExchange, Inc. (a)	5,101
		12,201
	Diversified Telecommunication Services — 1.5%
707	Time Warner Telecom, Inc., Class A (a) (c)	14,201
	Electrical Equipment — 5.3%
319	General Cable Corp. (a) (c)	24,164
113	Genlyte Group, Inc. (a)	8,859
325	Roper Industries, Inc. (c)	18,581
		51,604
	Electronic Equipment & Instruments — 1.8%
484	Amphenol Corp., Class A	17,247
	Energy Equipment & Services — 4.3%
169	Cameron International Corp. (a)	12,071
106	Noble Corp.	10,357
212	Oceaneering International, Inc. (a) (c)	11,133
132	W-H Energy Services, Inc. (a)	8,172
		41,733
	Food Products — 0.7%
122	Wm. Wrigley, Jr., Co.	6,753
	Gas Utilities — 0.9%
161	Questar Corp.	8,530
	Health Care Equipment & Supplies — 3.9%
207	Cytyc Corp. (a)	8,924
156	Hologic, Inc. (a) (c)	8,606
105	IDEXX Laboratories, Inc. (a)	9,955
243	Mentor Corp. (c)	9,902
		37,387
	Health Care Providers & Services — 3.7%
209	DaVita, Inc. (a)	11,261
335	Lincare Holdings, Inc. (a)	13,366
309	VCA Antech, Inc. (a)	11,631
		36,258

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Health Care Technology — 1.1%
187	Cerner Corp. (a) (c)	10,378
	Hotels, Restaurants & Leisure — 3.5%
401	Burger King Holdings, Inc.	10,557
142	International Game Technology	5,637
102	Panera Bread Co., Class A (a) (c)	4,694
170	Scientific Games Corp., Class A (a) (c)	5,935
239	Tim Hortons, Inc. (Canada)	7,343
		34,166
	Household Durables — 1.2%
162	Garmin Ltd. (Cayman Islands) (c)	11,954
	Industrial Conglomerates — 0.5%
50	McDermott International, Inc. (a)	4,139
	Insurance — 2.2%
75	Everest Re Group Ltd. (Bermuda)	8,148
41	National Financial Partners Corp.	1,917
362	Security Capital Assurance Ltd. (Bermuda)	11,163
		21,228
	Internet & Catalog Retail — 1.1%
157	priceline.com, Inc. (a) (c)	10,820
	Internet Software & Services — 0.4%
90	Digital River, Inc. (a)	4,082
	IT Services — 2.6%
78	Cognizant Technology Solutions Corp., Class A (a)	5,842
541	VeriFone Holdings, Inc. (a) (c)	19,077
		24,919
	Life Sciences Tools & Services — 1.7%
167	Covance, Inc. (a)	11,436
122	Illumina, Inc. (a) (c)	4,968
		16,404
	Media — 1.4%
472	DreamWorks Animation SKG, Inc., Class A (a)	13,612
	Metals & Mining — 0.8%
146	Century Aluminum Co. (a)	7,992
	Multiline Retail — 2.4%
225	Dollar Tree Stores, Inc. (a)	9,795
632	Saks, Inc.	13,495
		23,290
	Office Electronics — 1.0%
239	Zebra Technologies Corp. (a) (c)	9,239
	Oil, Gas & Consumable Fuels — 4.2%
261	Cabot Oil & Gas Corp.	9,611
316	Forest Oil Corp. (a) (c)	13,333
185	Quicksilver Resources, Inc. (a) (c)	8,234
221	Southwestern Energy Co. (a)	9,825
		41,003
	Personal Products — 0.7%
197	Bare Escentuals, Inc. (a) (c)	6,724
	Pharmaceuticals — 3.7%
224	Adams Respiratory Therapeutics, Inc. (a) (c) (m)	8,835
156	Allergan, Inc.	8,992
293	Elan Corp. plc ADR (Ireland) (a)	6,421
153	Shire plc ADR (United Kingdom)	11,357
		35,605
	Semiconductors & Semiconductor Equipment — 6.6%
558	Altera Corp.	12,355
231	Broadcom Corp., Class A (a)	6,744
121	Formfactor, Inc. (a)	4,646
222	KLA-Tencor Corp.	12,171
247	Microchip Technology, Inc.	9,142
311	NVIDIA Corp. (a)	12,827
158	Tessera Technologies, Inc. (a)	6,415
		64,300
	Software — 5.0%
229	Adobe Systems, Inc. (a)	9,175
256	Amdocs Ltd. (United Kingdom) (a)	10,202
357	ANSYS, Inc. (a) (c)	9,471
273	Autodesk, Inc. (a)	12,862
292	Sybase, Inc. (a)	6,983
		48,693
	Specialty Retail — 5.3%
184	Barnes & Noble, Inc.	7,086
357	GameStop Corp., Class A (a)	13,974
280	Office Depot, Inc. (a)	8,469
205	PetSmart, Inc.	6,659
149	Tiffany & Co.	7,895
308	Urban Outfitters, Inc. (a)	7,392
		51,475
	Textiles, Apparel & Luxury Goods — 0.7%
158	Under Armour, Inc., Class A (a) (c)	7,213

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   19

JPMorgan Capital Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Wireless Telecommunication Services — 3.4%
232	American Tower Corp., Class A (a)	9,744
144	NII Holdings, Inc. (a)	11,635
271	Rogers Communications, Inc., Class B (Canada)	11,493
		32,872
	Total Long-Term Investments (Cost $782,402)	966,708
Short-Term Investment — 0.6%
	Investment Company — 0.6%
5,911	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $5,911)	5,911

PRINCIPAL AMOUNT($)
Investments of Cash Collateral for Securities on Loan — 14.7%
	Certificate of Deposit — 0.5%
5,000	Barclays, New York, FRN, 5.34%, 09/28/07	5,000
	Corporate Notes — 8.3%
5,850	Alliance and Leicester plc, FRN, 5.33%, 07/29/08	5,850
2,000	Allstate Life Global Funding, FRN, 5.32%, 07/29/08	2,000
4,000	Allstate Life Global Funding II, FRN, 5.32%, 07/29/08	4,000
6,000	Banque Federative du Credit Mutuel, FRN, 5.32%, 07/29/08	6,000
6,996	Beta Finance Inc., FRN, 5.39%, 02/20/09	6,996
6,700	Caixa Catal, FRN, 5.39%, 07/28/08	6,700
6,100	Citigroup Global Markets Inc., FRN, 5.45%, 07/06/07	6,100
5,999	Comerica, FRN, 5.31%, 11/13/07	5,999
6,500	Dorada Finance Inc., FRN, 5.37%, 01/14/08	6,500
3,400	Links Finance LLC, FRN, 5.37%, 10/15/07	3,400
6,000	Macquarie Bank Ltd., FRN, 5.35%, 07/29/08	6,000
4,750	Metropolitan Life Global Funding, FRN, 5.31%, 07/29/08	4,750
7,999	National City Bank Cleveland, FRN, 5.33%, 10/04/07	7,999
3,500	Sigma Finance Inc., FRN, 5.37%, 10/24/07	3,500
5,000	Wachovia Bank N.A., FRN, 5.36%, 02/23/09	5,000
		80,794
	Repurchase Agreements — 4.3%
11,662	Banc of America Securities LLC, 5.39%, dated 06/29/07, due 07/02/07, repurchase price $11,667, collateralized by U.S. Government Agency Mortgages	11,662
15,000	Bear Stearns Cos., Inc., 5.38%, dated 06/29/07, due 07/02/07, repurchase price $15,007, collateralized by U.S. Government Agency Mortgages	15,000
15,000	Credit Suisse First Boston LLC, 5.39%, dated 06/29/07, due 07/02/07, repurchase price $15,007, collateralized by U.S. Government Agency Mortgages	15,000
		41,662
	Time Deposits — 1.6%
5,000	American Express Centurion, 5.32%, 07/31/07	5,000
5,000	HSBC Toronto, 5.35%, 08/23/07	5,000
5,000	Sun Trust Bank, Atlanta, FRN, 5.33%, 07/30/07	5,000
		15,000
	Total Investments of Cash Collateral for Securities on Loan (Cost $142,456)	142,456
	Total Investments — 115.1% (Cost $930,769)	1,115,075
	Liabilities in Excess of Other Assets — (15.1)%	(146,483)
	NET ASSETS — 100.0%	$968,592

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

JPMorgan Diversified Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.5%
	Common Stocks — 98.5%
	Aerospace & Defense — 2.3%
145	Precision Castparts Corp.	17,561
201	Rockwell Collins, Inc.	14,209
		31,770
	Auto Components — 2.8%
206	BorgWarner, Inc.	17,707
1,053	Gentex Corp. (c)	20,724
		38,431
	Biotechnology — 2.1%
336	Celgene Corp. (a)	19,286
125	Cephalon, Inc. (a)	10,024
		29,310
	Capital Markets — 5.4%
112	Affiliated Managers Group, Inc. (a) (c)	14,440
565	E*Trade Financial Corp. (a)	12,470
268	Investment Technology Group, Inc. (a)	11,623
193	Lazard Ltd., Class A (Bermuda)	8,681
206	Northern Trust Corp.	13,234
266	T. Rowe Price Group, Inc.	13,808
		74,256
	Chemicals — 1.8%
253	Ecolab, Inc.	10,816
535	Nalco Holding Co.	14,675
		25,491
	Commercial Services & Supplies — 3.4%
315	Corrections Corp. of America (a)	19,864
322	Stericycle, Inc. (a)	14,325
423	Waste Connections, Inc. (a)	12,793
		46,982
	Communications Equipment — 2.9%
128	F5 Networks, Inc. (a)	10,293
257	Harris Corp.	14,014
490	Polycom, Inc. (a)	16,477
		40,784
	Computers & Peripherals — 2.9%
321	NCR Corp. (a)	16,878
427	Network Appliance, Inc. (a)	12,461
235	SanDisk Corp. (a)	11,506
		40,845
	Construction & Engineering — 1.0%
457	Quanta Services, Inc. (a) (c)	14,004
	Diversified Consumer Services — 1.8%
99	ITT Educational Services, Inc. (a)	11,644
272	Weight Watchers International, Inc. (c)	13,818
		25,462
	Diversified Financial Services — 1.2%
183	CIT Group, Inc.	10,023
49	IntercontinentalExchange, Inc. (a)	7,200
		17,223
	Diversified Telecommunication Services — 1.4%
997	Time Warner Telecom, Inc., Class A (a)	20,048
	Electrical Equipment — 5.3%
450	General Cable Corp. (a)	34,118
159	Genlyte Group, Inc. (a)	12,511
459	Roper Industries, Inc.	26,232
		72,861
	Electronic Equipment & Instruments — 1.8%
683	Amphenol Corp., Class A	24,345
	Energy Equipment & Services — 4.3%
239	Cameron International Corp. (a)	17,046
150	Noble Corp.	14,628
299	Oceaneering International, Inc. (a) (c)	15,723
189	W-H Energy Services, Inc. (a)	11,676
		59,073
	Food Products — 0.7%
173	Wm. Wrigley, Jr., Co.	9,541
	Gas Utilities — 0.9%
228	Questar Corp.	12,044
	Health Care Equipment & Supplies — 3.8%
292	Cytyc Corp. (a)	12,597
220	Hologic, Inc. (a) (c)	12,146
148	IDEXX Laboratories, Inc. (a)	14,043
344	Mentor Corp. (c)	13,976
		52,762
	Health Care Providers & Services — 3.7%
295	DaVita, Inc. (a)	15,897
474	Lincare Holdings, Inc. (a)	18,869
436	VCA Antech, Inc. (a) (c)	16,418
		51,184
	Health Care Technology — 1.1%
264	Cerner Corp. (a) (c)	14,650

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   21

JPMorgan Diversified Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Hotels, Restaurants & Leisure — 3.5%
566	Burger King Holdings, Inc.	14,903
200	International Game Technology	7,956
144	Panera Bread Co., Class A (a) (c)	6,623
240	Scientific Games Corp., Class A (a) (c)	8,378
337	Tim Hortons, Inc. (Canada)	10,363
		48,223
	Household Durables — 1.2%
228	Garmin Ltd. (Cayman Islands) (c)	16,873
	Industrial Conglomerates — 0.4%
70	McDermott International, Inc. (a)	5,843
	Insurance — 2.2%
106	Everest Re Group Ltd. (Bermuda)	11,516
58	National Financial Partners Corp.	2,704
511	Security Capital Assurance Ltd. (Bermuda) (c)	15,759
		29,979
	Internet & Catalog Retail — 1.1%
222	priceline.com, Inc. (a) (c)	15,274
	Internet Software & Services — 0.4%
127	Digital River, Inc. (a) (c)	5,765
	IT Services — 2.5%
110	Cognizant Technology Solutions Corp., Class A (a)	8,245
764	VeriFone Holdings, Inc. (a) (c)	26,934
		35,179
	Life Sciences Tools & Services — 1.7%
235	Covance, Inc. (a) (c)	16,139
173	Illumina, Inc. (a) (c)	7,014
		23,153
	Media — 1.4%
666	DreamWorks Animation SKG, Inc., Class A (a)	19,216
	Metals & Mining — 0.8%
207	Century Aluminum Co. (a) (c)	11,292
	Multiline Retail — 2.4%
318	Dollar Tree Stores, Inc. (a)	13,827
898	Saks, Inc.	19,162
		32,989
	Office Electronics — 0.9%
337	Zebra Technologies Corp., Class A (a) (c)	13,040
	Oil, Gas & Consumable Fuels — 4.2%
368	Cabot Oil & Gas Corp.	13,564
445	Forest Oil Corp. (a) (c)	18,823
261	Quicksilver Resources, Inc. (a) (c)	11,622
312	Southwestern Energy Co. (a)	13,873
		57,882
	Personal Products — 0.7%
278	Bare Escentuals, Inc. (a) (c)	9,494
	Pharmaceuticals — 3.6%
317	Adams Respiratory Therapeutics, Inc. (a) (c)	12,479
220	Allergan, Inc.	12,698
412	Elan Corp. plc ADR (Ireland) (a) (c)	9,037
215	Shire plc ADR (United Kingdom)	15,968
		50,182
	Semiconductors & Semiconductor Equipment — 6.6%
788	Altera Corp.	17,443
326	Broadcom Corp., Class A (a)	9,522
172	Formfactor, Inc. (a) (c)	6,584
313	KLA-Tencor Corp.	17,183
349	Microchip Technology, Inc.	12,908
438	NVIDIA Corp. (a)	18,110
223	Tessera Technologies, Inc. (a) (c)	9,059
		90,809
	Software — 5.0%
323	Adobe Systems, Inc. (a)	12,950
362	Amdocs Ltd. (United Kingdom) (a)	14,401
504	ANSYS, Inc. (a) (c)	13,367
386	Autodesk, Inc. (a)	18,154
413	Sybase, Inc. (a)	9,855
		68,727
	Specialty Retail — 5.2%
260	Barnes & Noble, Inc.	10,002
505	GameStop Corp., Class A (a)	19,730
395	Office Depot, Inc. (a)	11,956
290	PetSmart, Inc.	9,401
210	Tiffany & Co.	11,143
434	Urban Outfitters, Inc. (a)	10,436
		72,668
	Textiles, Apparel & Luxury Goods — 0.7%
223	Under Armour, Inc., Class A (a) (c)	10,184

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Wireless Telecommunication Services — 3.4%
328	American Tower Corp., Class A (a)	13,755
203	NII Holdings, Inc. (a)	16,426
382	Rogers Communications, Inc., Class B (Canada)	16,227
		46,408
	Total Long-Term Investments (Cost $1,119,706)	1,364,246
Short-Term Investment — 2.4%
	Investment Company — 2.4%
33,758	JPMorgan Liquid Assets Money Market Fund, Institutional Class (b) (m) (Cost $33,758)	33,758

PRINCIPAL AMOUNT($)
Investments of Cash Collateral for Securities on Loan — 14.6%
	Certificates of Deposit — 1.4%
10,000	Barclays, New York, 5.34%, 09/28/07	10,000
4,499	Calyon, New York, FRN, 5.40%, 03/15/10	4,499
5,000	Natexis Banques Populaires, New York, FRN, 5.37%, 01/28/08	5,000
		19,499
	Corporate Notes — 8.1%
7,500	Allstate Life Global Funding II, FRN, 5.32%, 07/29/08	7,500
5,000	Banque Federative du Credit Mutuel, FRN, 5.32%, 07/29/08	5,000
5,000	BBVA Senior Finance S.A., FRN, 5.41%, 03/12/10	5,000
9,700	Caixa Catal, FRN, 5.39%, 07/28/08	9,700
1,000	CC USA, Inc., FRN, 5.37%, 01/25/08	1,000
4,000	CDC Financial Products, Inc., FRN, 5.43%, 07/27/07	4,000
1,750	CDC Financial Products, Inc., FRN, 5.43%, 08/29/07	1,750
10,500	Citigroup Global Markets, Inc., FRN, 5.45%, 07/06/07	10,500
6,000	General Electric Capital Corp., FRN, 5.40%, 03/12/10	6,000
10,000	Goldman Sachs Group, Inc., FRN, 5.54%, 12/28/07	10,000
6,999	Liberty Lighthouse U.S. Capital, FRN, 5.34%, 02/04/08	6,999
5,000	Macquarie Bank Ltd., FRN, 5.35%, 07/29/08	5,000
7,000	Monumental Global Funding, FRN, 5.41%, 06/28/10	7,000
1,000	Monumental Global Funding II, FRN, 5.40%, 03/26/10	1,000
4,500	Morgan Stanley & Co., Inc., FRN, 5.56%, 07/29/08	4,500
5,000	National City Bank, Cleveland, FRN, 5.33%, 10/04/07	4,999
4,000	National City Bank, Cleveland, FRN, 5.35%, 09/18/07	4,000
5,000	National Rural Utilities Coop., FRN, 5.30%, 07/29/08	5,000
6,001	Nationwide Building Society, FRN, 5.31%, 07/29/08	6,001
5,000	Pricoa Global Funding I, FRN, 5.31%, 07/29/08	5,000
2,000	Pricoa Global Funding I, FRN, 5.41%, 12/15/09	2,000
		111,949
	Repurchase Agreements — 3.5%
14,458	Banc of America Securities LLC, 5.39%, dated 06/29/07, due 07/02/07, repurchase price $14,464, collateralized by U.S. Agency Mortgages.	14,458
35,000	Credit Suisse First Boston LLC, 5.39%, dated 06/29/07, due 07/02/07, repurchase price $35,016, collateralized by U.S. Agency Mortgages.	35,000
		49,458
	Time Deposits — 1.6%
10,000	American Express Centurion, 5.32%, 07/31/07	10,000
7,000	Sun Trust Bank Atlanta, FRN, 5.33%, 07/30/07	7,000
5,000	Ulster Bank Ireland Ltd., FRN, 5.34%, 10/18/07	5,000
		22,000
	Total Investments of Cash Collateral for Securities on Loan (Cost $202,906)	202,906
	Total Investments — 115.5% (Cost $1,356,370)	1,600,910
	Liabilities in Excess of Other Assets — (15.5)%	(215,285)
	NET ASSETS — 100.0%	$1,385,625

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   23

JPMorgan Diversified Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.2%
	Common Stocks — 99.2%
	Aerospace & Defense — 2.4%
78	Alliant Techsystems, Inc. (a) (c)	7,692
51	Armor Holdings, Inc. (a)	4,413
159	Spirit Aerosystems Holdings, Inc., Class A (a)	5,736
		17,841
	Beverages — 2.6%
172	Brown-Forman Corp., Class B (c)	12,575
277	Constellation Brands, Inc., Class A (a)	6,728
		19,303
	Building Products — 0.9%
36	American Standard Cos., Inc.	2,119
137	Owens Corning, Inc. (a)	4,607
		6,726
	Capital Markets — 3.2%
41	Bear Stearns Cos., Inc. (The)	5,740
209	E*Trade Financial Corp. (a)	4,613
62	Legg Mason, Inc.	6,070
68	Northern Trust Corp.	4,394
58	T. Rowe Price Group, Inc.	3,029
		23,846
	Chemicals — 2.8%
104	Albemarle Corp.	4,014
76	Lubrizol Corp.	4,886
71	PPG Industries, Inc.	5,366
146	Sigma-Aldrich Corp.	6,217
		20,483
	Commercial Banks — 5.1%
63	City National Corp.	4,794
101	Cullen/Frost Bankers, Inc.	5,411
87	East-West Bancorp, Inc.	3,382
68	M&T Bank Corp.	7,216
205	Synovus Financial Corp.	6,300
163	United Community Banks, Inc. (c)	4,229
83	Zions Bancorporation	6,407
		37,739
	Commercial Services & Supplies — 0.7%
178	Republic Services, Inc.	5,451
	Computers & Peripherals — 0.9%
131	NCR Corp. (a)	6,898
	Construction Materials — 0.9%
49	Florida Rock Industries, Inc.	3,291
31	Vulcan Materials Co.	3,539
		6,830
	Containers & Packaging — 1.5%
156	Ball Corp.	8,284
51	Temple-Inland, Inc.	3,132
		11,416
	Distributors — 0.7%
107	Genuine Parts Co.	5,317
	Diversified Telecommunication Services — 2.9%
141	CenturyTel, Inc.	6,926
730	Qwest Communications International, Inc. (a)	7,085
488	Windstream Corp.	7,204
		21,215
	Electric Utilities — 5.1%
205	American Electric Power Co., Inc.	9,236
131	Edison International	7,371
130	FirstEnergy Corp.	8,434
154	PPL Corp.	7,215
235	Westar Energy, Inc. (c)	5,696
		37,952
	Electrical Equipment — 0.8%
148	Ametek, Inc.	5,867
	Electronic Equipment & Instruments — 1.5%
98	Amphenol Corp., Class A	3,497
194	Arrow Electronics, Inc. (a)	7,467
		10,964
	Energy Equipment & Services — 0.5%
63	Unit Corp. (a)	3,944
	Food & Staples Retailing — 2.5%
58	BJ’s Wholesale Club, Inc. (a)	2,093
140	Ruddick Corp. (c)	4,229
66	Safeway, Inc.	2,242
218	SUPERVALU, Inc.	10,107
		18,671
	Food Products — 1.6%
96	Dean Foods Co.	3,050
174	Del Monte Foods Co.	2,111
119	Wm. Wrigley, Jr., Co.	6,607
		11,768

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Gas Utilities — 3.1%
96	Energen Corp.	5,263
132	ONEOK, Inc.	6,629
100	Questar Corp.	5,274
205	UGI Corp.	5,579
		22,745
	Health Care Equipment & Supplies — 0.4%
41	Beckman Coulter, Inc.	2,671
	Health Care Providers & Services — 3.2%
96	Community Health Systems, Inc. (a)	3,883
147	Coventry Health Care, Inc. (a)	8,489
58	DaVita, Inc. (a)	3,120
69	Henry Schein, Inc. (a)	3,703
56	Lincare Holdings, Inc. (a)	2,224
54	Omnicare, Inc. (c)	1,954
		23,373
	Hotels, Restaurants & Leisure — 3.8%
189	Applebee’s International, Inc.	4,559
251	Burger King Holdings, Inc.	6,622
158	Hilton Hotels Corp.	5,275
76	International Game Technology	3,005
106	Marriott International, Inc., Class A	4,601
69	Vail Resorts, Inc. (a) (c)	4,188
		28,250
	Household Durables — 2.0%
101	Fortune Brands, Inc.	8,352
157	Jarden Corp. (a)	6,738
		15,090
	Household Products — 1.0%
114	Clorox Co.	7,082
	Industrial Conglomerates — 0.8%
121	Carlisle Cos., Inc.	5,642
	Insurance — 8.5%
162	Assurant, Inc.	9,566
119	Cincinnati Financial Corp.	5,169
51	Everest Re Group Ltd. (Bermuda)	5,519
167	Fidelity National Title Group, Inc., Class A	3,958
119	IPC Holdings Ltd. (Bermuda)	3,846
150	Loews Corp.	7,632
360	Old Republic International Corp.	7,657
226	OneBeacon Insurance Group Ltd.	5,735
58	Principal Financial Group, Inc.	3,392
54	ProAssurance Corp. (a) (c)	2,984
71	Protective Life Corp.	3,399
119	W.R. Berkley Corp.	3,885
		62,742
	Internet & Catalog Retail — 0.6%
211	Liberty Media Holding Corp. - Interactive, Class A (a)	4,709
	IT Services — 1.1%
82	Fidelity National Information Services, Inc.	4,460
174	Western Union Co. (The)	3,622
		8,082
	Machinery — 2.9%
83	Crane Co.	3,768
140	Dover Corp.	7,143
62	Harsco Corp.	3,235
116	Oshkosh Truck Corp.	7,311
		21,457
	Media — 3.9%
147	Cablevision Systems Corp., Class A (a)	5,302
234	Clear Channel Communications, Inc.	8,848
119	Clear Channel Outdoor Holdings, Inc., Class A (a)	3,365
123	Grupo Televisa S.A. ADR (Mexico)	3,402
68	McClatchy Co., Class A (c)	1,730
102	Regal Entertainment Group, Class A	2,232
5	Washington Post Co. (The), Class B	3,997
		28,876
	Metals & Mining — 0.4%
35	Alcan, Inc. (Canada)	2,823
	Multi-Utilities — 4.6%
131	CMS Energy Corp.	2,246
157	MDU Resources Group, Inc. (c)	4,411
224	NiSource, Inc.	4,633
140	NSTAR (c)	4,556
161	PG&E Corp.	7,293
156	SCANA Corp.	5,966
224	Xcel Energy, Inc.	4,585
		33,690
	Oil, Gas & Consumable Fuels — 4.8%
95	Devon Energy Corp.	7,401
115	Helix Energy Solutions Group, Inc. (a) (c)	4,578
78	Murphy Oil Corp.	4,613
76	Newfield Exploration Co. (a)	3,466
122	Penn Virginia Corp.	4,896

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   25

JPMorgan Diversified Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Oil, Gas & Consumable Fuels — Continued
60	Teekay Shipping Corp. (Bahamas)	3,498
224	Williams Cos., Inc.	7,086
		35,538
	Paper & Forest Products — 0.7%
434	Domtar Corp. (Canada) (a)	4,845
	Personal Products — 0.6%
96	Estee Lauder Cos., Inc., (The), Class A	4,383
	Pharmaceuticals — 1.4%
234	Biovail Corp. (Canada) (c)	5,936
260	Warner Chilcott Ltd., Class A (Bermuda) (a)	4,698
		10,634
	Real Estate Investment Trusts (REITs) — 5.2%
103	Cousins Properties, Inc. (c)	2,985
140	Host Hotels & Resorts, Inc.	3,226
157	iStar Financial, Inc.	6,969
66	Kimco Realty Corp.	2,494
72	Plum Creek Timber Co., Inc.	2,999
98	PS Business Parks, Inc., Class A (c)	6,204
39	Public Storage, Inc.	3,026
148	Rayonier, Inc.	6,683
35	Vornado Realty Trust	3,880
		38,466
	Real Estate Management & Development — 1.4%
301	Brookfield Properties Corp.	7,314
51	Forest City Enterprises, Inc., Class A (c)	3,154
		10,468
	Road & Rail — 0.4%
60	Norfolk Southern Corp.	3,149
	Software — 0.5%
183	Symantec Corp. (a)	3,701
	Specialty Retail — 7.3%
94	Abercrombie & Fitch Co.,	6,867
98	AutoNation, Inc. (a)	2,190
51	AutoZone, Inc. (a)	6,954
216	Bed Bath & Beyond, Inc. (a)	7,785
216	Limited Brands, Inc.	5,929
51	Sherwin-Williams Co. (The)	3,395
306	Staples, Inc.	7,257
158	Tiffany & Co.	8,389
181	TJX Cos., Inc.	4,978
		53,744
	Textiles, Apparel & Luxury Goods — 1.7%
80	Columbia Sportswear Co. (c)	5,460
77	V.F. Corp.	7,065
		12,525
	Thrifts & Mortgage Finance — 1.8%
79	FirstFed Financial Corp. (a) (c)	4,464
241	Hudson City Bancorp, Inc.	2,944
32	MGIC Investment Corp.	1,831
225	People’s United Financial, Inc.	3,982
		13,221
	Wireless Telecommunication Services — 0.5%
60	Telephone & Data Systems, Inc.	3,447
	Total Long-Term Investments (Cost $562,668)	733,584
Short-Term Investment — 1.6%
	Investment Company — 1.6%
12,129	JPMorgan Liquid Assets Money Market Fund, Institutional Class (b) (m) (Cost $12,129)	12,129

PRINCIPAL AMOUNT($)
Investments of Cash Collateral for Securities on Loan — 6.8%
	Certificates of Deposit — 1.2%
2,499	Calyon, New York, FRN, 5.40%, 03/15/10	2,499
6,000	Canadian Imperial Bank, New York, FRN, 5.37%, 02/14/08	6,000
		8,499
	Corporate Notes — 5.4%
1,500	Allstate Life Global Funding II, FRN, 5.32%, 07/29/08	1,500
2,000	Banque Federative du Credit Mutuel, FRN, 5.32%, 07/29/08	2,000
4,000	BBVA Senior Finance S.A., FRN, 5.41%, 03/12/10	4,000
4,000	Caixa Catal, FRN, 5.39%, 07/28/08	4,000
4,000	CDC Financial Products Inc., FRN, 5.43%, 08/29/07	4,000
4,000	General Electric Capital Corp., FRN, 5.40%, 03/12/10	4,000
1,000	Macquarie Bank Ltd., FRN, 5.34%, 07/29/08	1,000
2,000	Macquarie Bank Ltd., FRN, 5.35%, 07/29/08	2,000
2,000	Metropolitan Life Global Funding, FRN, 5.31%, 07/29/08	2,000
3,000	Monumental Global Funding, FRN, 5.41%, 06/28/10	3,000

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — Continued
	Corporate Notes — Continued
3,000	Morgan Stanley & Co, Inc., FRN, 5.56%, 07/29/08	3,000
3,000	Pricoa Global Funding I, FRN, 5.41%, 12/15/09	3,000
500	Sigma Finance Inc., FRN, 5.37%, 01/17/08	500
3,000	Unicredito Italiano Bank plc, FRN, 5.34%, 07/29/08	3,000
3,000	Wachovia Bank N.A., FRN, 5.36%, 02/23/09	3,000
		40,000
	Repurchase Agreement — 0.2%
1,659	Banc of America Securities LLC, 5.39%, dated 06/29/07, due 07/02/07, repurchase price $1,660, collateralized by U.S. Agency Mortgages.	1,659
	Total Investments of Cash Collateral for Securities on Loan (Cost $50,158)	50,158
	Total Investments — 107.6% (Cost $624,955)	795,871
	Liabilities in Excess of Other Assets — (7.6)%	(56,491)
	NET ASSETS — 100.0%	$739,380

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   27

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.3%
	Common Stocks — 99.3%
	Aerospace & Defense — 2.8%
6	Boeing Co.	538
6	General Dynamics Corp.	454
6	Precision Castparts Corp.	759
		1,751
	Auto Components — 1.5%
47	Gentex Corp.	922
	Biotechnology — 2.7%
15	Celgene Corp. (a)	848
5	Cephalon, Inc. (a)	434
11	Gilead Sciences, Inc. (a)	415
		1,697
	Capital Markets — 4.1%
5	Affiliated Managers Group, Inc. (a) (c)	637
9	Morgan Stanley†	755
7	State Street Corp.	506
12	T. Rowe Price Group, Inc.	644
		2,542
	Chemicals — 1.1%
10	Monsanto Co.	669
	Commercial Services & Supplies — 3.0%
11	Corrections Corp. of America (a)	688
14	Stericycle, Inc. (a)	600
19	Waste Connections, Inc. (a)	567
		1,855
	Communications Equipment — 7.0%
54	Cisco Systems, Inc. (a)	1,496
25	Corning, Inc. (a)	639
6	F5 Networks, Inc. (a)	467
22	Polycom, Inc. (a)	729
5	Research In Motion Ltd. (Canada) (a)	1,080
		4,411
	Computers & Peripherals — 4.0%
8	Apple, Inc. (a)	921
21	Hewlett-Packard Co.	915
12	NCR Corp. (a)	646
		2,482
	Construction & Engineering — 1.0%
20	Quanta Services, Inc. (a) (c)	616
	Diversified Consumer Services — 1.2%
30	INVESTools, Inc. (a) (c)	299
4	ITT Educational Services, Inc. (a)	481
		780
	Diversified Financial Services — 1.5%
1	Chicago Mercantile Exchange Holdings, Inc., Class A	588
2	IntercontinentalExchange, Inc. (a)	325
		913
	Diversified Telecommunication Services — 3.1%
18	AT&T, Inc.	747
15	Cbeyond Communications, Inc. (a) (c)	593
14	Verizon Communications, Inc.	585
		1,925
	Electrical Equipment — 4.2%
20	General Cable Corp. (a)	1,511
19	Roper Industries, Inc.	1,102
		2,613
	Electronic Equipment & Instruments — 1.7%
30	Amphenol Corp., Class A	1,073
	Energy Equipment & Services — 1.9%
8	Cameron International Corp. (a)	572
7	Schlumberger Ltd.	628
		1,200
	Food & Staples Retailing — 1.2%
21	CVS/Caremark Corp.	760
	Food Products — 0.7%
8	Wm. Wrigley, Jr., Co.	431
	Gas Utilities — 0.8%
10	Questar Corp.	502
	Health Care Equipment & Supplies — 4.4%
15	ArthroCare Corp. (a)	637
10	Baxter International, Inc.	586
11	Cytyc Corp. (a)	470
8	Hologic, Inc. (a)	464
6	IDEXX Laboratories, Inc. (a)	606
		2,763
	Health Care Providers & Services — 2.4%
19	Lincare Holdings, Inc. (a)	769
19	VCA Antech, Inc. (a)	716
		1,485

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Health Care Technology — 0.9%
10	Cerner Corp. (a)	544
	Hotels, Restaurants & Leisure — 1.1%
25	Burger King Holdings, Inc.	669
	Household Durables — 1.2%
10	Garmin Ltd. (Cayman Islands) (c)	769
	Insurance — 2.0%
5	Everest Re Group Ltd. (Bermuda)	511
25	Security Capital Assurance Ltd. (Bermuda)	765
		1,276
	Internet & Catalog Retail — 1.8%
6	Amazon.com, Inc. (a)	438
10	priceline.com, Inc. (a) (c)	674
		1,112
	Internet Software & Services — 2.8%
10	Bankrate, Inc. (a) (c)	470
2	Google, Inc., Class A (a)	1,256
		1,726
	IT Services — 1.9%
34	VeriFone Holdings, Inc. (a)	1,213
	Life Sciences Tools & Services — 1.9%
10	Covance, Inc. (a)	658
35	Enzo Biochem, Inc. (a) (c)	516
		1,174
	Machinery — 1.0%
5	Deere & Co.	604
	Media — 2.6%
30	DreamWorks Animation SKG, Inc., Class A (a)	854
35	News Corp., Class B (c)	798
		1,652
	Multiline Retail — 2.4%
14	Dollar Tree Stores, Inc. (a)	618
43	Saks, Inc.	910
		1,528
	Office Electronics — 0.9%
15	Zebra Technologies Corp., Class A (a) (c)	570
	Oil, Gas & Consumable Fuels — 3.7%
16	Forest Oil Corp. (a) (c)	676
11	Quicksilver Resources, Inc. (a) (c)	468
14	Southwestern Energy Co. (a)	605
10	XTO Energy, Inc.	595
		2,344
	Personal Products — 0.6%
12	Bare Escentuals, Inc. (a) (c)	410
	Pharmaceuticals — 6.5%
10	Allergan, Inc.	565
20	Merck & Co., Inc.	981
32	Schering-Plough Corp.	968
10	Shire plc ADR (United Kingdom)	764
13	Wyeth	768
		4,046
	Semiconductors & Semiconductor Equipment — 6.1%
26	Altera Corp.	582
12	Hittite Microwave Corp. (a) (c)	521
24	Intel Corp.	580
14	KLA-Tencor Corp.	780
15	Microchip Technology, Inc.	552
20	NVIDIA Corp. (a)	814
		3,829
	Software — 6.7%
14	Adobe Systems, Inc. (a)	570
22	ANSYS, Inc. (a) (c)	591
17	Autodesk, Inc. (a)	805
47	Microsoft Corp.	1,379
28	Nuance Communications, Inc. (a) (c)	462
17	Sybase, Inc. (a)	401
		4,208
	Specialty Retail — 3.0%
23	GameStop Corp., Class A (a)	880
10	Tiffany & Co.	504
19	Urban Outfitters, Inc. (a)	466
		1,850
	Textiles, Apparel & Luxury Goods — 0.8%
10	Under Armour, Inc., Class A (a) (c)	475
	Wireless Telecommunication Services — 1.1%
11	America Movil S.A. de C.V., ADR, Series L (Mexico)	681
	Total Long-Term Investments (Cost $48,769)	62,070
Short-Term Investment — 0.1%
	Investment Company — 0.1%
40	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $40)	40

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   29

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 10.5%
	Certificate of Deposit — 0.6%
400	Deutsche Bank, FRN, 5.47%, 01/22/08	400
	Corporate Notes — 2.4%
300	Alliance and Leicester plc, FRN, 5.33%, 07/29/08	300
250	Banque Federative du Credit Mutuel, FRN, 5.32%, 07/29/08	250
300	CDC Financial Products, Inc., FRN, 5.43%, 07/27/07	300
300	Citigroup Global Markets Inc., FRN, 5.45%, 07/06/07	300
350	Sigma Finance Inc., FRN, 5.37%, 10/24/07	350
		1,500
	Repurchase Agreements — 7.5%
1,200	ABN Amro Bank N.V., New York, 5.34%, dated 06/29/07, due 07/02/07, repurchase price $1,201, collateralized by U.S. Government Agency Mortgages	1,200
1,085	Banc of America Securities LLC, 5.39%, dated 06/29/07, due 07/02/07, repurchase price $1,085, collateralized by U.S. Government Agency Mortgages	1,085
1,300	Bear Stearns Cos., Inc., 5.38%, dated 06/29/07, due 07/02/07, repurchase price $1,301, collateralized by U.S. Government Agency Mortgages	1,300
1,100	Credit Suisse First Boston LLC, 5.39%, dated 06/29/07, due 07/02/07, repurchase price $1,100, collateralized by U.S. Government Agency Mortgages	1,100
		4,685
	Total Investments of Cash Collateral for Securities on Loan (Cost $6,585)	6,585
	Total Investments — 109.9% (Cost $55,394)	68,695
	Liabilities in Excess of Other Assets — (9.9)%	(6,176)
	NET ASSETS — 100.0%	$62,519

Percentages indicated are based on net assets.

Short Position

SHARES	SECURITY DESCRIPTION	Value
3	Discover Financial Services (a)† (Proceeds received $60)	$57

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.2%
	Common Stocks — 98.2%
	Aerospace & Defense — 1.6%
13	Alliant Techsystems, Inc. (a)	1,249
15	Precision Castparts Corp.	1,808
21	Rockwell Collins, Inc.	1,466
		4,523
	Auto Components — 1.4%
21	BorgWarner, Inc.	1,824
109	Gentex Corp.	2,138
		3,962
	Beverages — 1.3%
34	Brown-Forman Corp., Class B	2,519
51	Constellation Brands, Inc., Class A (a)	1,227
		3,746
	Biotechnology — 1.1%
35	Celgene Corp. (a)	1,989
13	Cephalon, Inc. (a)	1,037
		3,026
	Building Products — 0.3%
21	Owens Corning, Inc. (a)	703
	Capital Markets — 4.3%
15	Affiliated Managers Group, Inc. (a) (c)	1,983
103	E*Trade Financial Corp. (a)	2,273
28	Investment Technology Group, Inc. (a)	1,196
20	Lazard Ltd., Class A (Bermuda)	898
7	Legg Mason, Inc.	698
43	Northern Trust Corp.	2,769
44	T. Rowe Price Group, Inc.	2,304
		12,121
	Chemicals — 2.5%
33	Albemarle Corp.	1,277
26	Ecolab, Inc.	1,119
55	Nalco Holding Co.	1,513
19	PPG Industries, Inc.	1,438
41	Sigma-Aldrich Corp.	1,762
		7,109
	Commercial Banks — 3.4%
10	Compass Bancshares, Inc.	669
24	Cullen/Frost Bankers, Inc.	1,299
23	M&T Bank Corp.	2,470
86	Synovus Financial Corp.	2,640
31	Wilmington Trust Corp.	1,266
17	Zions Bancorporation	1,323
		9,667
	Commercial Services & Supplies — 2.3%
33	Corrections Corp. of America (a)	2,064
56	Republic Services, Inc.	1,703
33	Stericycle, Inc. (a)	1,476
44	Waste Connections, Inc. (a)	1,323
		6,566
	Communications Equipment — 1.5%
13	F5 Networks, Inc. (a)	1,064
26	Harris Corp.	1,440
51	Polycom, Inc. (a)	1,700
		4,204
	Computers & Peripherals — 2.0%
63	NCR Corp. (a)	3,297
44	Network Appliance, Inc. (a)	1,286
24	SanDisk Corp. (a)	1,185
		5,768
	Construction & Engineering — 0.5%
47	Quanta Services, Inc. (a)	1,445
	Construction Materials — 0.3%
7	Vulcan Materials Co.	813
	Containers & Packaging — 0.7%
38	Ball Corp.	2,015
	Distributors — 0.8%
47	Genuine Parts Co.	2,341
	Diversified Consumer Services — 0.9%
10	ITT Educational Services, Inc. (a)	1,197
28	Weight Watchers International, Inc.	1,426
		2,623
	Diversified Financial Services — 0.6%
19	CIT Group, Inc.	1,036
5	IntercontinentalExchange, Inc. (a)	725
		1,761
	Diversified Telecommunication Services — 2.2%
35	CenturyTel, Inc.	1,732
54	Citizens Communications Co.	817
103	Time Warner Telecom, Inc., Class A (a)	2,070
113	Windstream Corp.	1,669
		6,288

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   31

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Electric Utilities — 2.5%
52	American Electric Power Co., Inc.	2,356
35	FirstEnergy Corp.	2,246
28	PPL Corp.	1,301
46	Westar Energy, Inc.	1,124
		7,027
	Electrical Equipment — 3.2%
43	Ametek, Inc.	1,706
47	General Cable Corp. (a)	3,522
16	Genlyte Group, Inc. (a)	1,288
47	Roper Industries, Inc.	2,707
		9,223
	Electronic Equipment & Instruments — 1.8%
100	Amphenol Corp., Class A	3,576
40	Arrow Electronics, Inc. (a)	1,529
		5,105
	Energy Equipment & Services — 2.1%
25	Cameron International Corp. (a)	1,758
15	Noble Corp.	1,502
31	Oceaneering International, Inc. (a) (c)	1,627
19	W-H Energy Services, Inc. (a)	1,201
		6,088
	Food & Staples Retailing — 0.8%
48	SUPERVALU, Inc.	2,200
	Food Products — 1.2%
17	Dean Foods Co.	542
59	Del Monte Foods Co.	719
40	Wm. Wrigley, Jr., Co.	2,234
		3,495
	Gas Utilities — 2.2%
32	Energen Corp.	1,731
9	ONEOK, Inc.	459
60	Questar Corp.	3,160
37	UGI Corp.	1,017
		6,367
	Health Care Equipment & Supplies — 1.9%
30	Cytyc Corp. (a)	1,297
23	Hologic, Inc. (a) (c)	1,250
16	IDEXX Laboratories, Inc. (a)	1,467
35	Mentor Corp. (c)	1,440
		5,454
	Health Care Providers & Services — 3.8%
38	Community Health Systems, Inc. (a)	1,541
56	Coventry Health Care, Inc. (a)	3,214
31	DaVita, Inc. (a)	1,645
8	Henry Schein, Inc. (a)	448
59	Lincare Holdings, Inc. (a)	2,363
45	VCA Antech, Inc. (a)	1,692
		10,903
	Health Care Technology — 0.5%
27	Cerner Corp. (a)	1,509
	Hotels, Restaurants & Leisure — 2.9%
36	Applebee’s International, Inc.	875
94	Burger King Holdings, Inc.	2,471
43	Hilton Hotels Corp.	1,446
21	International Game Technology	822
15	Panera Bread Co., Class A (a) (c)	681
25	Scientific Games Corp. (a) (c)	863
35	Tim Hortons, Inc. (Canada)	1,067	>
		8,225
	Household Durables — 1.8%
30	Fortune Brands, Inc.	2,438
24	Garmin Ltd. (Cayman Islands) (c)	1,746
24	Jarden Corp. (a)	1,019
		5,203
	Household Products — 0.6%
25	Clorox Co.	1,571
	Industrial Conglomerates — 1.0%
33	Carlisle Cos., Inc.	1,544
7	McDermott International, Inc. (a)	598
22	Walter Industries, Inc.	634
		2,776
	Insurance — 5.7%
58	Assurant, Inc.	3,394
45	Cincinnati Financial Corp.	1,960
30	Everest Re Group Ltd. (Bermuda)	3,270
6	National Financial Partners Corp.	278
99	Old Republic International Corp.	2,114
43	OneBeacon Insurance Group Ltd.	1,084
22	Principal Financial Group, Inc.	1,288
53	Security Capital Assurance Ltd. (Bermuda) (c)	1,627
38	W.R. Berkley Corp.	1,246
		16,261

SEE NOTES TO FINANCIAL STATEMENTS.

32   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Internet & Catalog Retail — 0.8%
33	Liberty Media Holding Corp. - Interactive, Class A (a)	742
23	priceline.com, Inc. (a) (c)	1,574
		2,316
	Internet Software & Services — 0.2%
13	Digital River, Inc. (a)	593
	IT Services — 1.3%
11	Cognizant Technology Solutions Corp., Class A (a)	841
79	VeriFone Holdings, Inc. (a)	2,781	>
		3,622
	Life Sciences Tools & Services — 0.9%
25	Covance, Inc. (a)	1,687
18	Illumina, Inc. (a) (c)	726
		2,413
	Machinery — 1.6%
15	Crane Co.	677
44	Dover Corp.	2,230
24	Oshkosh Truck Corp.	1,485
		4,392
	Media — 3.0%
50	Cablevision Systems Corp., Class A (a)	1,791
48	Clear Channel Communications, Inc.	1,812
23	Clear Channel Outdoor Holdings, Inc., Class A (a)	640
69	DreamWorks Animation SKG, Inc., Class A (a)	1,984
19	McClatchy Co., Class A	481
2	Washington Post Co. (The), Class B	1,754
		8,462
	Metals & Mining — 0.4%
21	Century Aluminum Co. (a) (c)	1,169
	Multi-Utilities — 1.6%
32	CMS Energy Corp.	552
49	PG&E Corp.	2,224
14	SCANA Corp.	540
56	Xcel Energy, Inc.	1,155
		4,471
	Multiline Retail — 1.2%
33	Dollar Tree Stores, Inc. (a)	1,429
92	Saks, Inc.	1,966
		3,395
	Office Electronics — 0.5%
35	Zebra Technologies Corp., Class A (a) (c)	1,348
	Oil, Gas & Consumable Fuels — 4.6%
38	Cabot Oil & Gas Corp.	1,402
28	Devon Energy Corp.	2,200
47	Forest Oil Corp. (a) (c)	1,965
29	Helix Energy Solutions Group, Inc. (a)	1,169
27	Quicksilver Resources, Inc. (a) (c)	1,199
32	Southwestern Energy Co. (a)	1,433
20	Teekay Shipping Corp. (Bahamas)	1,170
83	Williams Cos., Inc.	2,618
		13,156
	Personal Products — 0.6%
29	Bare Escentuals, Inc. (a)	978
14	Estee Lauder Cos., Inc., (The), Class A	619
		1,597
	Pharmaceuticals — 2.3%
33	Adams Respiratory Therapeutics, Inc. (a) (c)	1,296
23	Allergan, Inc.	1,303
43	Elan Corp. plc ADR (Ireland) (a)	936
22	Shire plc ADR (United Kingdom)	1,653
78	Warner Chilcott Ltd. (Bermuda) (a)	1,409
		6,597
	Real Estate Investment Trusts (REITs) — 2.3%
28	iStar Financial, Inc.	1,232
17	Plum Creek Timber Co., Inc.	700
17	Public Storage, Inc.	1,268
49	Rayonier, Inc.	2,200
11	Vornado Realty Trust	1,186
		6,586
	Real Estate Management & Development — 0.8%
66	Brookfield Properties Co.	1,613
13	Forest City Enterprises, Inc., Class A	787
		2,400
	Road & Rail — 0.3%
18	Norfolk Southern Corp.	962
	Semiconductors & Semiconductor Equipment — 3.3%
81	Altera Corp.	1,799
34	Broadcom Corp., Class A (a)	982
18	Formfactor, Inc. (a)	678
32	KLA-Tencor Corp.	1,775
36	Microchip Technology, Inc.	1,330
45	NVIDIA Corp. (a)	1,871
23	Tessera Technologies, Inc. (a)	937
		9,372

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   33

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Software — 2.5%
33	Adobe Systems, Inc. (a)	1,337
37	Amdocs Ltd. (United Kingdom) (a)	1,485
52	ANSYS, Inc. (a) (c)	1,378
40	Autodesk, Inc. (a)	1,874
43	Sybase, Inc. (a)	1,018
		7,092
	Specialty Retail — 5.8%
62	AutoNation, Inc. (a)	1,394
13	AutoZone, Inc. (a)	1,817
27	Barnes & Noble, Inc.	1,043
52	GameStop Corp., Class A (a)	2,037
46	Limited Brands, Inc.	1,263
41	Office Depot, Inc. (a)	1,233
30	PetSmart, Inc.	970
45	Staples, Inc.	1,063
55	Tiffany & Co.	2,934
58	TJX Cos., Inc.	1,589
45	Urban Outfitters, Inc. (a)	1,077
		16,420
	Textiles, Apparel & Luxury Goods — 1.7%
19	Columbia Sportswear Co.	1,298
23	Under Armour, Inc., Class A (a) (c)	1,050
28	V.F. Corp.	2,592
		4,940
	Thrifts & Mortgage Finance — 0.5%
10	MGIC Investment Corp.	546
52	People’s United Financial, Inc.	927
		1,473
	Wireless Telecommunication Services — 2.3%
34	American Tower Corp., Class A (a)	1,424
21	NII Holdings, Inc. (a)	1,696
39	Rogers Communications, Inc., Class B (Canada)	1,674
31	Telephone & Data Systems, Inc.	1,784
		6,578
	Total Long-Term Investments (Cost $214,495)	279,442
Short-Term Investment — 1.9%
	Investment Company — 1.9%
5,483	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $5,483)	5,483

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 4.9%
	Corporate Notes — 1.5%
1,000	Alliance and Leicester plc, FRN, 5.33%, 07/29/08	1,000
500	Banque Federative du Credit Mutuel, FRN, 5.32%, 07/29/08	500
750	CDC Financial Products, Inc., FRN, 5.43%, 07/27/07	750
1,000	Morgan Stanley & Co., Inc., FRN, 5.56%, 07/29/08	1,000
900	Sigma Finance Inc., FRN, 5.37%, 10/24/07	900
		4,150
	Repurchase Agreements — 3.4%
3,000	ABN Amro Bank N.V., New York, 5.34%, dated 06/29/07, due 07/02/07, repurchase price $3,001, collateralized by U.S. Government Agency Mortgages.	3,000
811	Banc of America Securities LLC, 5.39%, dated 06/29/07, due 07/02/07, repurchase price $811, collateralized by U.S. Government Agency Mortgages.	811
3,000	Bear Stearns Cos., Inc., 5.38%, dated 06/29/07, due 07/02/07, repurchase price $3,001, collateralized by U.S. Government Agency Mortgages.	3,000
3,000	Credit Suisse First Boston LLC, 5.39%, dated 06/29/07, due 07/02/07, repurchase price $3,001, collateralized by U.S. Government Agency Mortgages.	3,000
		9,811
	Total Investments of Cash Collateral for Securities on Loan (Cost $13,961)	13,961
	Total Investments — 105.0% (Cost $233,939)	298,886
	Liabilities in Excess of Other Assets — (5.0)%	(14,340)
	NET ASSETS — 100.0%	$284,546

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

34   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.0%
	Common Stocks — 97.0%
	Aerospace & Defense — 0.9%
763	Alliant Techsystems, Inc. (a) (c)	75,661
	Beverages — 2.6%
2,082	Brown-Forman Corp., Class B (c)	152,126
3,060	Constellation Brands, Inc., Class A (a) (c)	74,290
		226,416
	Building Products — 0.5%
1,261	Owens Corning, Inc. (a) (c)	42,421
	Capital Markets — 3.1%
229	Affiliated Managers Group, Inc. (a) (c)	29,512
2,697	E*Trade Financial Corp. (a)	59,574
428	Legg Mason, Inc.	42,057
1,315	Northern Trust Corp.	84,450
1,021	T. Rowe Price Group, Inc.	52,980
		268,573
	Chemicals — 3.1%
2,003	Albemarle Corp.	77,193
1,143	PPG Industries, Inc.	87,001
2,497	Sigma-Aldrich Corp.	106,564
		270,758
	Commercial Banks — 6.8%
589	Compass Bancshares, Inc.	40,643
1,473	Cullen/Frost Bankers, Inc. (c)	78,745
1,398	M&T Bank Corp.	149,478
5,198	Synovus Financial Corp. (c)	159,573
1,846	Wilmington Trust Corp.	76,624
1,044	Zions Bancorporation	80,263
		585,326
	Commercial Services & Supplies — 1.2%
3,364	Republic Services, Inc.	103,087
	Computers & Peripherals — 1.0%
1,712	NCR Corp. (a)	89,970
	Construction Materials — 0.6%
424	Vulcan Materials Co. (c)	48,542
	Containers & Packaging — 1.4%
2,295	Ball Corp.	122,015
	Distributors — 1.6%
2,857	Genuine Parts Co.	141,682
	Diversified Telecommunication Services — 3.0%
2,137	CenturyTel, Inc.	104,835
3,230	Citizens Communications Co.	49,317
6,846	Windstream Corp.	101,051
		255,203
	Electric Utilities — 4.9%
3,161	American Electric Power Co., Inc.	142,349
2,098	FirstEnergy Corp.	135,804
1,682	PPL Corp.	78,719
2,803	Westar Energy, Inc. (c)	68,054
		424,926
	Electrical Equipment — 1.2%
2,600	Ametek, Inc. (c)	103,172
	Electronic Equipment & Instruments — 1.8%
1,800	Amphenol Corp., Class A	64,166
2,345	Arrow Electronics, Inc. (a) (c)	90,103
		154,269
	Food & Staples Retailing — 1.6%
2,873	SUPERVALU, Inc.	133,064
	Food Products — 1.8%
1,031	Dean Foods Co.	32,865
3,575	Del Monte Foods Co.	43,477
1,364	Wm. Wrigley, Jr., Co.	75,437
		151,779
	Gas Utilities — 3.6%
1,905	Energen Corp.	104,661
553	ONEOK, Inc.	27,872
2,204	Questar Corp.	116,502
2,258	UGI Corp.	61,595
		310,630
	Health Care Providers & Services — 4.0%
2,303	Community Health Systems, Inc. (a)	93,152
3,375	Coventry Health Care, Inc. (a)	194,543
509	Henry Schein, Inc. (a) (c)	27,184
638	Lincare Holdings, Inc. (a)	25,404
		340,283
	Hotels, Restaurants & Leisure — 2.3%
2,201	Applebee’s International, Inc.	53,051
2,136	Burger King Holdings, Inc.	56,273
2,613	Hilton Hotels Corp.	87,462
		196,786

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   35

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Household Durables — 2.4%
1,793	Fortune Brands, Inc.	147,690
1,398	Jarden Corp. (a) (c)	60,145
		207,835
	Household Products — 1.1%
1,526	Clorox Co.	94,752
	Industrial Conglomerates — 1.5%
2,008	Carlisle Cos., Inc.	93,369
1,328	Walter Industries, Inc. (c)	38,464
		131,833
	Insurance — 9.2%
3,481	Assurant, Inc. (c)	205,118
2,731	Cincinnati Financial Corp.	118,524
1,164	Everest Re Group Ltd. (Bermuda)	126,403
6,021	Old Republic International Corp.	128,012
2,585	OneBeacon Insurance Group Ltd.	65,483
1,308	Principal Financial Group, Inc.	76,220
2,316	W.R. Berkley Corp.	75,353
		795,113
	Internet & Catalog Retail — 0.5%
2,006	Liberty Media Holding Corp. — Interactive, Class A (a)	44,785
	Machinery — 3.1%
896	Crane Co.	40,737
2,632	Dover Corp.	134,617
1,426	Oshkosh Truck Corp. (c)	89,730
		265,084
	Media — 4.5%
2,992	Cablevision Systems Corp., Class A (a)	108,270
2,897	Clear Channel Communications, Inc.	109,572
1,363	Clear Channel Outdoor Holdings, Inc., Class A (a) (c)	38,640
1,148	McClatchy Co., Class A (c)	29,053
137	Washington Post Co. (The), Class B	106,076
		391,611
	Multi-Utilities — 3.1%
1,942	CMS Energy Corp.	33,401
2,968	PG&E Corp.	134,464
852	SCANA Corp.	32,635
3,411	Xcel Energy, Inc. (c)	69,831
		270,331
	Oil, Gas & Consumable Fuels — 5.0%
1,703	Devon Energy Corp.	133,289
1,771	Helix Energy Solutions Group, Inc. (a)	70,661
1,220	Teekay Shipping Corp. (Bahamas) (c)	70,667
5,001	Williams Cos., Inc.	158,141
		432,758
	Personal Products — 0.4%
823	Estee Lauder Cos., Inc., (The), Class A	37,464
	Pharmaceuticals — 1.0%
4,706	Warner Chilcott Ltd., Class A (Bermuda) (a) (c)	85,133
	Real Estate Investment Trusts (REITs) — 4.6%
1,681	iStar Financial, Inc.	74,533
1,016	Plum Creek Timber Co., Inc. (c)	42,327
999	Public Storage, Inc.	76,720
2,943	Rayonier, Inc.	132,867
651	Vornado Realty Trust	71,495
		397,942
	Real Estate Management & Development — 1.7%
4,008	Brookfield Properties Co.	97,431
772	Forest City Enterprises, Inc., Class A (c)	47,456
		144,887
	Road & Rail — 0.7%
1,105	Norfolk Southern Corp.	58,100
	Specialty Retail — 6.2%
3,761	AutoNation, Inc. (a)	84,387
801	AutoZone, Inc. (a)	109,378
2,780	Limited Brands, Inc.	76,305
2,711	Staples, Inc.	64,332
2,037	Tiffany & Co.	108,089
3,494	TJX Cos., Inc.	96,074
		538,565
	Textiles, Apparel & Luxury Goods — 2.7%
1,147	Columbia Sportswear Co. (c)	78,742
1,710	V.F. Corp.	156,611
		235,353
	Thrifts & Mortgage Finance — 1.0%
578	MGIC Investment Corp. (c)	32,865
3,162	People’s United Financial, Inc.	56,069
		88,934

SEE NOTES TO FINANCIAL STATEMENTS.

36   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Wireless Telecommunication Services — 1.3%
1,873	Telephone & Data Systems, Inc.	107,808
	Total Long-Term Investments (Cost $6,654,443)	8,372,851
Short-Term Investment — 2.8%
	Investment Company — 2.8%
243,352	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $243,352)	243,352

PRINCIPAL AMOUNT($)
Investments of Cash Collateral for Securities on Loan — 2.5%
	Certificate of Deposit — 0.1%
7,499	Natexis Banques Populaires, New York, FRN, 5.39%, 01/09/08	7,499
	Corporate Notes — 2.2%
2,000	Alliance and Leicester plc, FRN, 5.33%, 07/29/08	2,000
13,000	Allstate Life Global Funding II, FRN, 5.32%, 07/29/08	13,000
15,000	Anglo Irish Bank Corp plc, FRN, 5.36%, 07/29/08	15,000
16,050	Banque Federative du Credit Mutuel, FRN, 5.32%, 07/29/08	16,050
10,000	BCP Finance Bank Ltd., FRN, 5.37%, 07/29/08	10,000
2,498	Beta Finance, Inc., FRN, 5.39%, 02/20/09	2,499
10,000	Caixa Catal, FRN, 5.39%, 07/28/08	10,000
1,000	Citigroup Global Markets Inc., FRN, 5.45%, 07/06/07	1,000
11,999	Comerica, FRN, 5.31%, 11/13/07	11,999
13,500	Dorada Finance Inc., FRN, 5.37%, 01/14/08	13,500
5,000	First Tennessee Bank, FRN, 5.33%, 07/29/08	5,000
10,998	Liberty Lighthouse U.S. Capital, FRN, 5.34%, 02/04/08	10,998
9,000	Metropolitan Life Global Funding, FRN, 5.31%, 07/29/08	9,000
15,500	Morgan Stanley & Co., Inc., FRN, 5.56%, 07/29/08	15,500
22,998	National City Bank of Cleveland, FRN, 5.33%, 10/04/07	22,998
15,000	National Rural Utilities Coop., FRN, 5.30%, 07/29/08	15,000
5,000	Pricoa Global Funding I, FRN, 5.31%, 07/29/08	5,000
1,000	Sigma Finance Inc., FRN, 5.37%, 10/24/07	1,000
10,000	Wachovia Bank N.A., FRN, 5.36%, 02/23/09	10,000
		189,544
	Repurchase Agreement — 0.2%
17,873	Banc of America Securities LLC, 5.39%, dated 06/29/07, due 07/02/07, repurchase price $17,881, collateralized by U.S. Government Agency Mortgages.	17,873
	Total Investment of Cash Collateral for Securities on Loan (Cost $214,916)	214,916
	Total Investments — 102.3% (Cost $7,112,711)	8,831,119
	Liabilities in Excess of Other Assets — (2.3)%	(202,412)
	NET ASSETS — 100.0%	$8,628,707

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   37

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 96.4% (j)
	Common Stocks — 91.6%
	Aerospace & Defense — 2.6%
64	BE Aerospace, Inc. (a)	2,653
60	Boeing Co.	5,743
124	Ceradyne, Inc. (a)	9,145
36	DRS Technologies, Inc.	2,070
81	Honeywell International, Inc.	4,540
74	L-3 Communications Holdings, Inc.	7,239
83	Lockheed Martin Corp.	7,787
61	Northrop Grumman Corp.	4,737
28	Precision Castparts Corp.	3,405
140	Raytheon Co.	7,563
94	Spirit Aerosystems Holdings, Inc. (a)	3,386
4	United Technologies Corp.	278
		58,546
	Air Freight & Logistics — 0.1%
95	Hub Group, Inc., Class A (a)	3,326
	Airlines — 0.8%
160	AMR Corp. (a)	4,217
144	Continental Airlines, Inc., Class B (a)	4,872
150	SkyWest, Inc.	3,583
172	U.S. Airways Group, Inc. (a)	5,193
33	UAL Corp. (a)	1,350
		19,215
	Auto Components — 0.4%
461	ArvinMeritor, Inc.	10,239
	Automobiles — 0.7%
222	General Motors Corp.	8,387
167	Thor Industries, Inc.	7,554
		15,941
	Beverages — 0.7%
178	Coca-Cola Enterprises, Inc.	4,276
35	Molson Coors Brewing Co., Class B	3,225
210	Pepsi Bottling Group, Inc.	7,065
93	PepsiAmericas, Inc.	2,287
		16,853
	Biotechnology — 0.9%
116	Cephalon, Inc. (a)	9,298
61	Cubist Pharmaceuticals, Inc. (a)	1,206
277	Dendreon Corp. (a)	1,961
56	Genzyme Corp. (a)	3,600
330	Millennium Pharmaceuticals, Inc. (a)	3,488
		19,553
	Building Products — 0.7%
69	American Standard Cos., Inc.	4,045
87	Lennox International, Inc.	2,985
246	Masco Corp.	6,995
33	NCI Building Systems, Inc. (a)	1,620
		15,645
	Capital Markets — 1.2%
1	Apollo Investment Corp.	26
39	Bear Stearns Cos., Inc. (The)	5,468
30	Goldman Sachs Group, Inc. (The)	6,598
81	Lehman Brothers Holdings, Inc.	6,014
21	Merrill Lynch & Co., Inc.	1,727
78	Morgan Stanley	6,558
		26,391
	Chemicals — 3.2%
180	Albemarle Corp.	6,927
63	Ashland, Inc.	4,001
37	Cabot Corp.	1,786
182	Celanese Corp., Class A	7,041
92	CF Industries Holdings, Inc.	5,486
8	FMC Corp.	759
216	H.B. Fuller Co.	6,463
78	Huntsman Corp.	1,895
135	Lubrizol Corp.	8,729
236	Lyondell Chemical Co.	8,747
24	Minerals Technologies, Inc.	1,639
271	Olin Corp.	5,688
125	OM Group, Inc. (a)	6,607
49	RPM International, Inc.	1,141
224	Terra Industries, Inc. (a)	5,702
		72,611
	Commercial Banks — 1.6%
109	BB&T Corp.	4,435
97	Comerica, Inc.	5,739
74	East-West Bancorp, Inc.	2,883
200	Huntington Bancshares, Inc.	4,546
82	Keycorp	2,805
56	PNC Financial Services Group, Inc.	3,983
107	U.S. Bancorp	3,536
85	Wachovia Corp.	4,368
108	Wells Fargo & Co.	3,790
		36,085

SEE NOTES TO FINANCIAL STATEMENTS.

38   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Commercial Services & Supplies — 1.7%
91	Administaff, Inc.	3,041
114	ChoicePoint, Inc. (a)	4,838
110	Deluxe Corp.	4,457
67	IKON Office Solutions, Inc.	1,053
255	Labor Ready, Inc. (a)	5,884
75	Manpower, Inc.	6,903
34	R.R. Donnelley & Sons Co.	1,496
158	Steelcase, Inc.	2,923
58	United Stationers, Inc. (a)	3,851
106	Watson Wyatt Worldwide, Inc., Class A	5,330
		39,776
	Communications Equipment — 1.6%
1,313	3Com Corp. (a)	5,424
109	ADC Telecommunications, Inc. (a)	1,995
221	Andrew Corp. (a)	3,196
552	Arris Group, Inc. (a)	9,705
112	Cisco Systems, Inc. (a)	3,118
18	CommScope, Inc. (a)	1,041
202	InterDigital Communications Corp. (a)	6,507
99	Tekelec (a)	1,429
507	UTStarcom, Inc. (a)	2,844
		35,259
	Computers & Peripherals — 2.2%
16	Apple, Inc. (a)	1,938
782	Brocade Communications Systems, Inc.(a)	6,119
275	Emulex Corp. (a)	6,012
153	Hewlett-Packard Co.	6,830
41	International Business Machines Corp.	4,337
236	Komag, Inc. (a)	7,532
122	Lexmark International, Inc., Class A (a)	6,006
438	Sun Microsystems, Inc. (a)	2,307
408	Western Digital Corp.(a)	7,904
		48,985
	Construction & Engineering — 0.4%
120	EMCOR Group, Inc. (a)	8,748
	Consumer Finance — 0.8%
60	American Express Co.	3,695
246	AmeriCredit Corp. (a)	6,519
189	First Marblehead Corp. (The)	7,304
		17,518
	Containers & Packaging — 0.7%
29	Ball Corp.	1,549
14	Packaging Corp. of America	366
126	Rock-Tenn Co., Class A	3,994
121	Sonoco Products Co.	5,183
72	Temple-Inland, Inc.	4,433
		15,525
	Diversified Consumer Services — 0.5%
110	Jackson Hewitt Tax Service, Inc.	3,083
212	Service Corp. International	2,706
115	Sotheby’s	5,300
		11,089
	Diversified Financial Services — 1.0%
128	Bank of America Corp.	6,254
140	CIT Group, Inc.	7,687
136	Citigroup, Inc.	6,998
32	Moody’s Corp.	1,966
		22,905
	Diversified Telecommunication Services — 0.8%
79	CenturyTel, Inc.	3,856
669	Cincinnati Bell, Inc. (a)	3,868
126	Embarq Corp.	7,994
50	Golden Telecom, Inc. (Russia)	2,763
		18,481
	Electric Utilities — 1.1%
4	American Electric Power Co., Inc.	180
327	Duke Energy Corp.	5,984
142	Edison International	7,961
16	FirstEnergy Corp.	1,025
139	Pinnacle West Capital Corp.	5,541
88	Progress Energy, Inc.	3,994
		24,685
	Electrical Equipment — 1.2%
103	A.O. Smith Corp.	4,090
130	Acuity Brands, Inc.	7,865
108	Belden, Inc.	5,959
6	Cooper Industries Ltd., Class A	332
114	Regal-Beloit Corp.	5,293
30	Rockwell Automation, Inc.	2,079
47	Thomas & Betts Corp. (a)	2,721
		28,339

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   39

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Electronic Equipment & Instruments — 1.2%
26	Amphenol Corp., Class A	911
152	Avnet, Inc. (a)	6,027
168	AVX Corp.	2,812
279	Ingram Micro, Inc. Class A (a)	6,063
63	Plexus Corp. (a)	1,458
80	Technitrol, Inc.	2,291
453	Vishay Intertechnology, Inc. (a)	7,165
		26,727
	Energy Equipment & Services — 4.0%
45	Diamond Offshore Drilling, Inc.	4,550
150	ENSCO International, Inc.	9,145
368	Global Industries Ltd. (a)	9,858
939	Grey Wolf, Inc. (a)	7,736
135	Nabors Industries Ltd. (Bermuda) (a)	4,521
70	National Oilwell Varco, Inc. (a)	7,315
18	Noble Corp.	1,712
202	Oil States International, Inc. (a)	8,347
271	Patterson-UTI Energy, Inc.	7,111
6	SEACOR Holdings, Inc. (a)	557
193	Superior Energy Services, Inc. (a)	7,710
141	Tidewater, Inc.	10,003
40	Transocean, Inc.(a)	4,199
136	Unit Corp. (a)	8,574
		91,338
	Food & Staples Retailing — 0.3%
215	Kroger Co. (The)	6,048
44	Safeway, Inc.	1,507
		7,555
	Food Products — 0.7%
188	Dean Foods Co.	6,006
284	Del Monte Foods Co.	3,458
25	JM Smucker Co. (The)	1,613
11	Ralcorp Holdings, Inc. (a)	565
264	Sara Lee Corp.	4,597
		16,239
	Gas Utilities — 1.2%
116	Atmos Energy Corp.	3,493
101	Energen Corp.	5,570
74	New Jersey Resources Corp.	3,793
164	ONEOK, Inc.	8,248
7	Southwest Gas Corp.	233
176	UGI Corp.	4,792
67	WGL Holdings, Inc.	2,179
		28,308
	Health Care Equipment & Supplies — 1.1%
130	Baxter International, Inc.	7,329
96	Beckman Coulter, Inc.	6,180
4	Edwards Lifesciences Corp. (a)	195
23	Haemonetics Corp. (a)	1,236
94	Immucor, Inc. (a)	2,618
114	Kinetic Concepts, Inc. (a)	5,942
41	Mentor Corp.	1,687
		25,187
	Health Care Providers & Services — 3.4%
178	Aetna, Inc.	8,797
213	AMERIGROUP Corp. (a)	5,081
133	AmerisourceBergen Corp.	6,564
188	Apria Healthcare Group, Inc. (a)	5,416
131	Cigna Corp.	6,861
111	Coventry Health Care, Inc. (a)	6,423
139	HealthSpring, Inc. (a)	2,649
123	Humana, Inc. (a)	7,495
32	Kindred Healthcare, Inc. (a)	988
99	LifePoint Hospitals, Inc. (a)	3,816
76	McKesson Corp.	4,516
68	Medco Health Solutions, Inc. (a)	5,307
68	UnitedHealth Group, Inc.	3,498
80	WellCare Health Plans, Inc. (a)	7,258
46	WellPoint, Inc. (a)	3,666
		78,335
	Hotels, Restaurants & Leisure — 2.4%
68	Ameristar Casinos, Inc.	2,352
78	Carnival Corp.	3,820
143	CBRL Group, Inc.	6,066
29	CEC Entertainment, Inc. (a)	1,037
190	Darden Restaurants, Inc.	8,347
150	Domino’s Pizza, Inc.	2,735
85	Jack in the Box, Inc. (a)	6,049
95	McDonald’s Corp.	4,838
253	Ruby Tuesday, Inc.	6,665
95	Vail Resorts, Inc. (a)	5,757
50	Wendy’s International, Inc.	1,838
117	Wyndham Worldwide Corp. (a)	4,251
		53,755

SEE NOTES TO FINANCIAL STATEMENTS.

40   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Household Durables — 2.8%
234	American Greetings Corp., Class A	6,634
69	Black & Decker Corp.	6,081
143	Jarden Corp. (a)	6,168
130	KB Home	5,102
94	Leggett & Platt, Inc.	2,069
166	Meritage Homes Corp. (a)	4,427
86	Mohawk Industries, Inc. (a)	8,687
7	NVR, Inc. (a)	5,008
34	Ryland Group, Inc.	1,280
303	Tempur-Pedic International, Inc.	7,859
152	Tupperware Brands Corp.	4,360
62	Whirlpool Corp.	6,926
		64,601
	Household Products — 0.4%
98	Energizer Holdings, Inc. (a)	9,802
	Independent Power Producers & Energy Traders — 0.3%
83	AES Corp. (The) (a)	1,826
144	NRG Energy, Inc. (a)	6,005
		7,831
	Industrial Conglomerates — 0.7%
93	Teleflex, Inc.	7,615
273	Walter Industries, Inc.	7,897
		15,512
	Insurance — 5.2%
112	ACE Ltd. (Bermuda)	6,974
99	Allstate Corp. (The)	6,090
202	American Financial Group, Inc.	6,888
49	American International Group, Inc.	3,435
104	Assurant, Inc.	6,140
90	Chubb Corp. (The)	4,899
95	CNA Financial Corp.	4,521
89	Commerce Group, Inc.	3,079
56	Everest Re Group Ltd. (Bermuda)	6,127
22	First American Corp.	1,072
25	Hanover Insurance Group, Inc. (The)	1,206
62	Hartford Financial Services Group, Inc.	6,137
81	HCC Insurance Holdings, Inc.	2,692
92	Loews Corp.	4,701
102	MetLife, Inc.	6,579
62	Nationwide Financial Services, Inc.	3,940
55	Odyssey Re Holdings Corp.	2,360
82	Philadelphia Consolidated Holding Co. (a)	3,421
148	Phoenix Cos., Inc. (The)	2,218
87	Protective Life Corp.	4,151
35	RLI Corp.	1,948
119	Safeco Corp.	7,428
126	Travelers Cos., Inc. (The)	6,715
182	W.R. Berkley Corp.	5,917
75	XL Capital Ltd., Class A (Bermuda)	6,348
81	Zenith National Insurance Corp.	3,807
		118,793
	Internet & Catalog Retail — 1.6%
100	Amazon.com, Inc. (a)	6,866
161	Expedia, Inc. (a)	4,727
159	IAC/InterActiveCorp (a)	5,514
134	NutriSystem (a)	9,362
138	priceline.com, Inc. (a)	9,512
		35,981
	Internet Software & Services — 0.3%
203	ValueClick, Inc. (a)	5,967
	IT Services — 1.7%
230	Accenture Ltd., Class A	9,879
57	Automatic Data Processing, Inc.	2,746
108	Computer Sciences Corp. (a)	6,383
302	Convergys Corp. (a)	7,330
183	CSG Systems International, Inc. (a)	4,839
214	Electronic Data Systems Corp.	5,935
139	Unisys Corp. (a)	1,270
		38,382
	Leisure Equipment & Products — 0.7%
140	Hasbro, Inc.	4,384
220	Mattel, Inc.	5,577
90	Polaris Industries, Inc.	4,879
		14,840
	Life Sciences Tools & Services — 0.7%
70	Invitrogen Corp. (a)	5,130
78	Varian, Inc. (a)	4,296
104	Waters Corp. (a)	6,187
		15,613
	Machinery — 4.0%
106	AGCO Corp. (a)	4,610
85	Caterpillar, Inc.	6,641
78	Cummins, Inc.	7,916
65	Eaton Corp.	6,077
176	Gardner Denver, Inc. (a)	7,475

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   41

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Machinery — Continued
119	ITT Corp.	8,144
65	Manitowoc Co., Inc. (The)	5,237
47	PACCAR, Inc.	4,072
70	Parker-Hannifin Corp.	6,844
92	SPX Corp.	8,069
76	Terex Corp. (a)	6,156
154	Timken Co.	5,577
75	Toro Co.	4,403
116	Trinity Industries, Inc.	5,059
116	Westinghouse Air Brake Technologies Corp.	4,220
		90,500
	Marine — 0.2%
166	American Commercial Lines, Inc. (a)	4,329
	Media — 2.2%
195	Belo Corp., Class A	4,014
189	DIRECTV Group, Inc. (The) (a)	4,373
133	DreamWorks Animation SKG, Inc., Class A (a)	3,831
136	EchoStar Communications Corp., Class A (a)	5,913
66	Gannett Co., Inc.	3,638
163	Liberty Global, Inc., Class A (a)	6,702
56	Meredith Corp.	3,462
126	Omnicom Group, Inc.	6,662
126	Regal Entertainment Group, Class A	2,762
73	Scholastic Corp. (a)	2,641
115	Viacom, Inc., Class B (a)	4,804
11	Warner Music Group Corp.	164
		48,966
	Metals & Mining — 2.2%
130	AK Steel Holding Corp. (a)	4,866
24	Alcoa, Inc.	991
97	Century Aluminum Co. (a)	5,302
91	Chaparral Steel Co.	6,537
15	Cleveland-Cliffs, Inc.	1,175
117	Freeport-McMoRan Copper & Gold, Inc., Class B	9,662
13	Metal Management, Inc.	584
99	Southern Copper Corp.	9,364
133	Steel Dynamics, Inc.	5,554
56	United States Steel Corp.	6,055
		50,090
	Multi-Utilities — 2.0%
485	CenterPoint Energy, Inc.	8,443
378	CMS Energy Corp.	6,501
171	Energy East Corp.	4,455
159	MDU Resources Group, Inc.(c)	4,445
233	NiSource, Inc.	4,830
118	NSTAR	3,826
84	PG&E Corp.	3,795
229	Puget Energy, Inc.	5,530
222	TECO Energy, Inc.(c)	3,819
		45,644
	Multiline Retail — 1.6%
117	Big Lots, Inc. (a)	3,443
225	Dollar Tree Stores, Inc. (a)	9,792
127	Family Dollar Stores, Inc.	4,343
102	J.C. Penney Co., Inc.	7,347
83	Kohl’s Corp. (a)	5,871
151	Macy’s, Inc.	5,991
		36,787
	Office Electronics — 0.3%
317	Xerox Corp.(a)	5,865
	Oil, Gas & Consumable Fuels — 2.9%
96	Anadarko Petroleum Corp.	4,995
87	ATP Oil & Gas Corp. (a)	4,231
23	Chesapeake Energy Corp.	798
17	Chevron Corp.	1,396
116	ConocoPhillips	9,073
201	Mariner Energy, Inc. (a)	4,878
78	Massey Energy Co.	2,073
96	Noble Energy, Inc.	5,959
72	Occidental Petroleum Corp.	4,179
99	Overseas Shipholding Group, Inc.	8,084
134	Swift Energy Co. (a)	5,724
122	Tesoro Corp.	6,964
110	USEC, Inc. (a)	2,416
29	Valero Energy Corp.	2,115
57	XTO Energy, Inc.	3,432
		66,317
	Personal Products — 0.3%
22	Alberto-Culver Co.	531
133	NBTY, Inc. (a)	5,743
		6,274
	Pharmaceuticals — 3.4%
326	Biovail Corp. (Canada)	8,299
91	Eli Lilly & Co.	5,068
142	Endo Pharmaceuticals Holdings, Inc. (a)	4,870
126	Forest Laboratories, Inc. (a)	5,753

SEE NOTES TO FINANCIAL STATEMENTS.

42   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Pharmaceuticals — Continued
96	Johnson & Johnson	5,940
406	King Pharmaceuticals, Inc. (a)	8,309
171	Medicines Co. (The) (a)	3,018
131	MGI Pharma, Inc. (a)	2,937
300	Mylan Laboratories, Inc.	5,464
235	Pfizer, Inc.	6,010
237	Schering-Plough Corp.	7,217
303	Valeant Pharmaceuticals International	5,053
224	Watson Pharmaceuticals, Inc. (a)	7,283
31	Wyeth	1,770
		76,991
	Real Estate Investment Trusts (REITs) — 0.6%
25	Camden Property Trust	1,681
208	CapitalSource, Inc.	5,113
28	Crescent Real Estate Equities Co.	623
15	Essex Property Trust, Inc.	1,768
26	General Growth Properties, Inc.	1,354
32	Liberty Property Trust	1,403
11	ProLogis	631
		12,573
	Road & Rail — 0.8%
76	Con-way, Inc.	3,795
31	Landstar System, Inc.	1,492
61	Union Pacific Corp.	6,999
169	YRC Worldwide, Inc. (a)	6,212
		18,498
	Semiconductors & Semiconductor Equipment — 4.4%
631	Amkor Technology, Inc. (a)	9,939
215	Applied Materials, Inc.	4,281
85	Brooks Automation, Inc. (a)	1,546
96	Cymer, Inc. (a)	3,864
39	FEI Co. (a)	1,255
279	Integrated Device Technology, Inc. (a)	4,268
174	International Rectifier Corp. (a)	6,493
76	KLA-Tencor Corp.	4,156
150	Lam Research Corp. (a)	7,706
429	LSI Logic Corp. (a)	3,222
109	MEMC Electronic Materials, Inc. (a)	6,677
117	MKS Instruments, Inc. (a)	3,231
209	Novellus Systems, Inc. (a)	5,941
571	ON Semiconductor Corp. (a)	6,123
951	RF Micro Devices, Inc. (a)	5,935
353	Silicon Image, Inc. (a)	3,025
114	Silicon Laboratories, Inc. (a)	3,936
498	Teradyne, Inc. (a)	8,753
53	Xilinx, Inc.	1,423
350	Zoran Corp. (a)	7,014
		98,788
	Software — 3.7%
83	BMC Software, Inc. (a)	2,523
395	Cadence Design Systems, Inc. (a)	8,672
107	Cognos, Inc. (Canada) (a)	4,242
712	Compuware Corp. (a)	8,441
122	Informatica Corp. (a)	1,800
229	McAfee, Inc. (a)	8,049
363	Mentor Graphics Corp. (a)	4,787
126	Microsoft Corp.	3,716
264	Novell, Inc. (a)	2,058
264	Nuance Communications, Inc. (a)	4,413
183	Oracle Corp. (a)	3,602
61	Parametric Technology Corp. (a)	1,324
64	Salesforce.com, Inc. (a)	2,739
268	Sybase, Inc. (a)	6,396
377	Symantec Corp. (a)	7,614
310	Synopsys, Inc. (a)	8,204
144	THQ, Inc. (a)	4,385
		82,965
	Specialty Retail — 5.0%
156	Aeropostale, Inc. (a)	6,503
220	American Eagle Outfitters, Inc.	5,652
17	AnnTaylor Stores Corp. (a)	590
343	AutoNation, Inc. (a)	7,704
57	AutoZone, Inc.(a)	7,844
106	Bed Bath & Beyond, Inc. (a)	3,831
123	Best Buy Co., Inc.	5,759
127	Brown Shoe Co., Inc.	3,093
346	Charming Shoppes, Inc. (a)	3,747
324	Dress Barn, Inc. (a)	6,654
152	Group 1 Automotive, Inc.	6,120
164	Gymboree Corp. (a)	6,463
175	Men’s Wearhouse, Inc.	8,940
126	OfficeMax, Inc.	4,947
191	Payless ShoeSource, Inc. (a)	6,035
223	RadioShack Corp.	7,374
193	Rent-A-Center, Inc. (a)	5,073
97	Sherwin-Williams Co. (The)	6,480

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   43

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Specialty Retail — Continued
199	TJX Cos., Inc.	5,473
239	United Auto Group, Inc.(a)	5,089
		113,371
	Textiles, Apparel & Luxury Goods — 1.4%
208	Carter’s, Inc. (a)	5,392
73	Columbia Sportswear Co.	5,014
52	Crocs, Inc. (a)	2,239
120	Fossil, Inc. (a)	3,532
208	Jones Apparel Group, Inc.	5,880
41	Phillips-Van Heusen Corp.	2,501
29	V.F. Corp.	2,612
124	Warnaco Group, Inc. (The) (a)	4,859
		32,029
	Thrifts & Mortgage Finance — 1.5%
155	Corus Bankshares, Inc.	2,677
125	Countrywide Financial Corp.	4,526
104	Federal National Mortgage Association	6,787
129	FirstFed Financial Corp. (a)	7,305
111	IndyMac Bancorp, Inc.	3,241
85	PMI Group, Inc. (The)	3,787
137	Washington Mutual, Inc.	5,835
		34,158
	Tobacco — 0.7%
55	Altria Group, Inc.	3,868
93	Loews Corp. - Carolina Group	7,210
62	Reynolds American, Inc.	4,042
		15,120
	Trading Companies & Distributors — 0.4%
104	Applied Industrial Technologies, Inc.	3,082
144	United Rentals, Inc. (a)	4,673
5	WESCO International, Inc. (a)	309
		8,064
	Wireless Telecommunication Services — 0.4%
431	Dobson Communications Corp. (a)	4,789
80	Telephone & Data Systems, Inc.	5,023
		9,812
	Total Common Stocks (Cost $1,728,004)	2,077,622
Short-Term Investment — 4.8%
	Investment Company — 4.8%
109,489	JPMorgan Liquid Assets Money Market Fund, Institutional Class (b) (m) (Cost $109,489)	109,489
	Total Investments — 96.4% (Cost $1,837,493)	2,187,111
	Other Assets in Excess of Liabilities — 3.6%	81,613
	NET ASSETS — 100.0%	$2,268,724
Short Positions — 90.9%
	Common Stocks — 90.9%
	Aerospace & Defense — 1.0%
115	Goodrich Corp.	6,820
382	Hexcel Corp. (a)	8,058
99	Rockwell Collins, Inc.	7,007
		21,885
	Air Freight & Logistics — 0.5%
145	Expeditors International of Washington, Inc.	5,999
77	United Parcel Service, Inc., Class B	5,605
		11,604
	Airlines — 0.7%
607	Airtran Holdings, Inc. (a)	6,627
312	JetBlue Airways Corp. (a)	3,666
433	Southwest Airlines Co.	6,450
		16,743
	Auto Components — 0.2%
133	Tenneco, Inc. (a)	4,653
	Beverages — 1.0%
75	Anheuser-Busch Cos., Inc.	3,913
80	Brown-Forman Corp., Class B	5,854
286	Constellation Brands, Inc., Class A (a)	6,951
157	Hansen Natural Corp. (a)	6,758
		23,476
	Biotechnology — 1.1%
70	Alexion Pharmaceuticals, Inc. (a)	3,134
70	Amylin Pharmaceuticals, Inc. (a)	2,886
109	Celgene Corp. (a)	6,225
16	Myriad Genetics, Inc. (a)	591
70	Onyx Pharmaceuticals, Inc. (a)	1,887
94	PDL BioPharma, Inc. (a)	2,179
93	United Therapeutics Corp. (a)	5,948
48	Vertex Pharmaceuticals, Inc. (a)	1,371
		24,221

SEE NOTES TO FINANCIAL STATEMENTS.

44   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Building Products — 0.1%
27	Simpson Manufacturing Co., Inc.	908
43	USG Corp. (a)	2,114
		3,022
	Capital Markets — 2.8%
147	American Capital Strategies Ltd.	6,260
147	Charles Schwab Corp. (The)	3,023
131	Eaton Vance Corp.	5,770
145	Federated Investors, Inc., Class B	5,574
20	GFI Group, Inc. (a)	1,436
75	Greenhill & Co., Inc.	5,150
96	Investment Technology Group, Inc. (a)	4,180
167	Janus Capital Group, Inc.	4,650
42	Jefferies Group, Inc.	1,143
71	Legg Mason, Inc.	7,034
6	Northern Trust Corp.	414
83	Nuveen Investments, Inc., Class A	5,140
92	optionsXpress Holdings, Inc.	2,352
9	Piper Jaffray Cos. (a)	523
367	TD Ameritrade Holding Corp. (a)	7,341
175	Waddell & Reed Financial, Inc.	4,558
		64,548
	Chemicals — 1.9%
63	Air Products & Chemicals, Inc.	5,075
36	Airgas, Inc.	1,744
57	Cytec Industries, Inc.	3,621
91	E.I. du Pont de Nemours & Co.	4,645
166	Ecolab, Inc.	7,069
190	Mosiac Co. (The) (a)	7,399
21	PPG Industries, Inc.	1,598
68	Praxair, Inc.	4,885
92	Scotts Miracle-Gro Co. (The), Class A	3,965
127	Westlake Chemical Corp.	3,569
		43,570
	Commercial Banks — 2.0%
205	Commerce Bancorp, Inc.	7,591
32	Cullen/Frost Bankers, Inc.	1,729
173	Fifth Third Bancorp	6,899
155	First Horizon National Corp.	6,050
48	M&T Bank Corp.	5,118
156	National City Corp.	5,182
239	Popular, Inc.	3,843
129	UCBH Holdings, Inc.	2,360
113	Valley National Bancorp	2,536
81	Webster Financial Corp.	3,459
22	Wilmington Trust Corp.	911
		45,678
	Commercial Services & Supplies — 1.6%
106	Brady Corp., Class A	3,940
85	Cintas Corp.	3,335
24	Corporate Executive Board Co.	1,574
19	Corrections Corp. of America (a)	1,205
297	Covanta Holding Corp. (a)	7,322
75	FTI Consulting, Inc. (a)	2,852
28	HNI Corp.	1,145
40	IHS, Inc., Class A (a)	1,862
78	Mine Safety Appliances Co.	3,399
131	Pitney Bowes, Inc.	6,122
68	Stericycle, Inc. (a)	3,039
42	TeleTech Holdings, Inc. (a)	1,377
		37,172
	Communications Equipment — 2.2%
188	Avocent Corp. (a)	5,450
236	Ciena Corp. (a)	8,523
47	Corning, Inc. (a)	1,212
1,907	Finisar Corp. (a)	7,210
236	JDS Uniphase Corp. (a)	3,172
216	Nortel Networks Corp. (Canada) (a)	5,201
1,037	Powerwave Technologies, Inc. (a)	6,946
121	QUALCOMM, Inc.	5,245
4	Research In Motion Ltd. (Canada) (a)	820
751	Sonus Networks, Inc. (a)	6,395
		50,174
	Computers & Peripherals — 1.3%
26	Diebold, Inc.	1,358
98	Imation Corp.	3,611
246	Intermec, Inc. (a)	6,227
322	QLogic Corp. (a)	5,355
128	SanDisk Corp. (a)	6,274
256	Seagate Technology (Cayman Islands)	5,581
		28,406
	Construction & Engineering — 1.4%
81	Fluor Corp.	9,051
94	Granite Construction, Inc.	6,025
234	KBR, Inc. (a)	6,132
204	Shaw Group, Inc. (The) (a)	9,453
		30,661

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   45

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Construction Materials — 0.6%
77	Texas Industries, Inc.	6,075
60	Vulcan Materials Co.	6,927
		13,002
	Consumer Finance — 0.2%
57	Capital One Financial Corp.	4,464
	Containers & Packaging — 1.0%
34	AptarGroup, Inc.	1,192
155	Bemis Co., Inc.	5,137
96	Crown Holdings, Inc. (a)	2,398
104	Owens-Illinois, Inc. (a)	3,656
73	Sealed Air Corp.	2,253
14	Silgan Holdings, Inc.	773
628	Smurfit-Stone Container Corp. (a)	8,363
		23,772
	Distributors — 0.3%
71	Genuine Parts Co.	3,527
120	LKQ Corp. (a)	2,955
		6,482
	Diversified Consumer Services — 1.0%
81	Apollo Group, Inc., Class A (a)	4,735
179	Career Education Corp. (a)	6,057
285	Corinthian Colleges, Inc. (a)	4,641
48	Strayer Education, Inc.	6,259
		21,692
	Diversified Financial Services — 1.0%
12	Chicago Mercantile Exchange Holdings, Inc., Class A	6,351
244	Nasdaq Stock Market, Inc. (The) (a)	7,252
35	Nymex Holdings Inc.	4,335
63	NYSE Euronext	4,622
		22,560
	Diversified Telecommunication Services — 0.8%
925	Level 3 Communications, Inc. (a)	5,409
246	NeuStar, Inc., Class A (a)	7,132
254	Time Warner Telecom, Inc., Class A (a)	5,105
		17,646
	Electric Utilities — 2.0%
159	Allegheny Energy, Inc. (a)	8,218
127	Cleco Corp.	3,113
168	DPL, Inc.	4,770
49	Entergy Corp.	5,301
52	Exelon Corp.	3,747
56	FPL Group, Inc.	3,196
66	Great Plains Energy, Inc.	1,919
104	IDACORP, Inc.	3,340
110	Northeast Utilities	3,131
16	PPL Corp.	729
29	Reliant Energy, Inc. (a)	782
437	Sierra Pacific Resources (a)	7,673
		45,919
	Electrical Equipment — 1.2%
88	Baldor Electric Co.	4,313
199	Energy Conversion Devices, Inc. (a)	6,125
41	First Solar, Inc. (a)	3,700
93	Hubbell, Inc., Class B	5,063
126	Roper Industries, Inc.	7,195
		26,396
	Electronic Equipment & Instruments — 1.4%
129	Benchmark Electronics, Inc. (a)	2,924
160	Daktronics, Inc.	3,440
61	Itron, Inc. (a)	4,719
168	Jabil Circuit, Inc.	3,704
144	L-1 Identity Solutions Inc. (a)	2,935
152	Molex, Inc.	4,565
1,036	Sanmina-SCI Corp. (a)	3,242
190	Tektronix, Inc.	6,413
		31,942
	Energy Equipment & Services — 2.7%
86	Baker Hughes, Inc.	7,216
42	BJ Services Co.	1,185
174	CARBO Ceramics, Inc.	7,636
124	Dresser-Rand Group, Inc. (a)	4,900
119	Helmerich & Payne, Inc.	4,232
81	Oceaneering International, Inc. (a)	4,252
184	Pride International, Inc. (a)	6,892
307	RPC, Inc.	5,234
119	Smith International, Inc.	6,971
162	Tetra Technologies, Inc. (a)	4,562
94	Universal Compression Holdings, Inc. (a)	6,797
34	Weatherford International Ltd. (a)	1,899
		61,776
	Food & Staples Retailing — 2.0%
209	CVS/Caremark Corp.	7,631
210	Great Atlantic & Pacific Tea Co., Inc. (a)	7,029
47	Pantry, Inc. (The) (a)	2,156

SEE NOTES TO FINANCIAL STATEMENTS.

46   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Food & Staples Retailing — Continued
1,465	Rite Aid Corp. (a)	9,348
81	Ruddick Corp.	2,427
108	SUPERVALU, Inc.	4,988
196	United Natural Foods, Inc. (a)	5,201
48	Walgreen Co.	2,073
114	Whole Foods Market, Inc.	4,371
		45,224
	Food Products — 1.6%
136	Archer-Daniels-Midland Co.	4,504
110	Flowers Foods, Inc.	3,676
135	Hershey Co. (The)	6,837
29	Hormel Foods Corp.	1,084
22	Kraft Foods, Inc.	788
18	McCormick & Co., Inc.	683
223	Pilgrim’s Pride Corp.	8,497
62	Smithfield Foods, Inc. (a)	1,910
152	Wm. Wrigley, Jr., Co.	8,400
		36,379
	Gas Utilities — 0.5%
128	Equitable Resources, Inc.	6,343
52	Northwest Natural Gas Co.	2,380
38	Piedmont Natural Gas Co.	931
23	Questar Corp.	1,191
		10,845
	Health Care Equipment & Supplies — 3.5%
96	Advanced Medical Optics, Inc. (a)	3,332
67	Alcon, Inc. (Switzerland)	8,990
187	Align Technology, Inc. (a)	4,526
301	American Medical Systems Holdings, Inc. (a)	5,423
106	ArthroCare Corp. (a)	4,652
404	Boston Scientific Corp. (a)	6,193
135	Cooper Cos., Inc. (The)	7,202
39	Gen-Probe, Inc. (a)	2,346
91	Hillenbrand Industries, Inc.	5,885
104	Hospira, Inc. (a)	4,054
99	Inverness Medical Innovations, Inc. (a)	5,062
154	ResMed, Inc. (a)	6,348
133	Respironics, Inc. (a)	5,660
143	St. Jude Medical, Inc. (a)	5,946
72	Varian Medical Systems, Inc. (a)	3,042
		78,661
	Health Care Providers & Services — 2.5%
102	Brookdale Senior Living, Inc.	4,631
130	Health Management Associates, Inc., Class A	1,475
126	Healthways, Inc. (a)	5,990
183	Omnicare, Inc.	6,610
146	Owens & Minor, Inc.	5,086
150	Patterson Cos., Inc. (a)	5,582
94	Pediatrix Medical Group, Inc. (a)	5,173
161	PSS World Medical, Inc. (a)	2,934
106	Psychiatric Solutions, Inc. (a)	3,850
50	Quest Diagnostics, Inc.	2,600
1,026	Tenet Healthcare Corp. (a)	6,681
49	Universal Health Services, Inc., Class B	2,992
105	VCA Antech, Inc. (a)	3,962
		57,566
	Health Care Technology — 0.5%
193	Allscripts Healthcare Solutions, Inc. (a)	4,909
10	Cerner Corp. (a)	580
222	Eclipsys Corp. (a)	4,402
97	HLTH Corp. (a)	1,359
		11,250
	Hotels, Restaurants & Leisure — 3.6%
100	Bally Technologies, Inc. (a)	2,645
119	Boyd Gaming Corp.	5,843
150	Burger King Holdings, Inc.	3,952
274	Cheesecake Factory, Inc. (The) (a)	6,727
178	CKE Restaurants, Inc.	3,567
112	Gaylord Entertainment Co. (a)	6,010
35	Hilton Hotels Corp.	1,181
103	International Game Technology	4,072
81	Las Vegas Sands Corp. (a)	6,215
123	Life Time Fitness, Inc. (a)	6,563
124	Panera Bread Co., Class A (a)	5,709
237	Scientific Games Corp., Class A (a)	8,285
223	Starbucks Corp. (a)	5,864
181	Tim Hortons, Inc. (Canada)	5,581
307	WMS Industries, Inc. (a)	8,869
42	Yum! Brands, Inc.	1,374
		82,457
	Household Durables — 1.8%
142	Beazer Homes USA, Inc.	3,507
127	Centex Corp.	5,073
212	D.R. Horton, Inc.	4,217
15	Fortune Brands, Inc.	1,236

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   47

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Household Durables — Continued
199	Hovnanian Enterprises, Inc., Class A (a)	3,288
73	Lennar Corp., Class A	2,661
152	MDC Holdings, Inc.	7,330
245	Pulte Homes, Inc.	5,506
281	Standard-Pacific Corp.	4,921
103	Toll Brothers, Inc. (a)	2,574
		40,313
	Household Products — 0.6%
98	Church & Dwight Co., Inc.	4,733
100	Colgate-Palmolive Co.	6,470
53	Procter & Gamble Co.	3,216
		14,419
	Independent Power Producers & Energy Traders — 0.1%
125	Dynegy, Inc., Class A (a)	1,183
19	Ormat Technologies, Inc.	731
		1,914
	Industrial Conglomerates — 0.3%
21	Carlisle Cos., Inc.	961
167	General Electric Co.	6,401
		7,362
	Insurance — 2.6%
131	Aflac, Inc.	6,727
5	AON Corp.	205
116	Brown & Brown, Inc.	2,911
9	Cincinnati Financial Corp.	399
178	Conseco, Inc. (a)	3,713
246	Gallagher (Arthur J.) & Co.	6,869
86	Hilb, Rogal & Hobbs Co.	3,693
75	LandAmerica Financial Group, Inc.	7,192
255	Marsh & McLennan Cos., Inc.	7,878
81	Mercury General Corp.	4,490
145	National Financial Partners Corp.	6,698
221	Old Republic International Corp.	4,701
89	Progressive Corp. (The)	2,127
7	Stancorp Financial Group, Inc.	361
		57,964
	Internet Software & Services — 1.8%
67	Akamai Technologies, Inc. (a)	3,262
669	CNET Networks, Inc. (a)	5,480
155	eBay, Inc. (a)	4,974
50	Equinix, Inc. (a)	4,544
9	Google, Inc., Class A (a)	4,468
118	SAVVIS, Inc. (a)	5,837
206	VeriSign, Inc. (a)	6,525
252	Yahoo!, Inc. (a)	6,833
		41,923
	IT Services — 3.3%
700	BearingPoint, Inc. (a)	5,116
112	DST Systems, Inc. (a)	8,856
106	eFunds Corp. (a)	3,749
58	Euronet Worldwide, Inc. (a)	1,683
26	Fidelity National Information Services, Inc.	1,396
246	Gartner, Inc. (a)	6,055
118	Hewitt Associates, Inc., Class A (a)	3,780
212	Iron Mountain, Inc. (a)	5,546
44	MasterCard, Inc., Class A	7,240
155	Paychex, Inc.	6,074
184	Perot Systems Corp., Class A (a)	3,128
260	SAIC Inc. (a)	4,698
219	VeriFone Holdings, Inc. (a)	7,725
295	Western Union Co. (The)	6,143
93	Wright Express Corp. (a)	3,187
		74,376
	Leisure Equipment & Products — 0.6%
203	Callaway Golf Co.	3,622
116	Eastman Kodak Co.	3,217
67	Oakley, Inc.	1,892
135	Pool Corp.	5,262
		13,993
	Life Sciences Tools & Services — 2.4%
263	Affymetrix, Inc. (a)	6,536
42	Charles River Laboratories International, Inc. (a)	2,150
56	Covance, Inc. (a)	3,858
130	Illumina, Inc. (a)	5,260
105	Millipore Corp. (a)	7,887
475	Nektar Therapeutics (a)	4,510
217	Pharmaceutical Product Development, Inc.	8,299
68	Techne Corp. (a)	3,881
124	Thermo Fisher Scientific, Inc. (a)	6,415
65	Ventana Medical Systems, Inc. (a)	4,994
		53,790
	Machinery — 3.6%
255	Briggs & Stratton Corp.	8,048
121	Bucyrus International, Inc.	8,555
101	Clarcor, Inc.	3,795

SEE NOTES TO FINANCIAL STATEMENTS.

48   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Machinery — Continued
29	Danaher Corp.	2,177
141	Donaldson Co., Inc.	5,019
125	ESCO Technologies, Inc. (a)	4,535
138	Flowserve Corp.	9,863
159	Graco, Inc.	6,415
128	Joy Global, Inc.	7,495
73	Kennametal, Inc.	5,985
57	Nordson Corp.	2,836
92	Oshkosh Truck Corp.	5,791
146	Pentair, Inc.	5,618
60	Valmont Industries, Inc.	4,374
		80,506
	Marine — 0.4%
102	Alexander & Baldwin, Inc.	5,407
109	Kirby Corp. (a)	4,196
		9,603
	Media — 2.0%
107	Arbitron, Inc.	5,520
3	Citadel Broadcasting Corp.	19
334	Discovery Holding Co., Class A (a)	7,677
20	E.W. Scripps Co., Class A	907
1	Getty Images, Inc. (a)	59
95	Harte-Hanks, Inc.	2,448
225	Interpublic Group of Cos., Inc. (a)	2,563
114	Lamar Advertising Co., Class A	7,173
54	Liberty Media Holding Corp. - Capital, Class A (a)	6,338
96	Live Nation, Inc. (a)	2,145
44	McClatchy Co., Class A	1,119
116	Walt Disney Co. (The)	3,969
7	Washington Post Co. (The), Class B	5,256
		45,193
	Metals & Mining — 0.6%
27	Allegheny Technologies, Inc.	2,792
156	Newmont Mining Corp.	6,102
117	Titanium Metals Corp. (a)	3,734
57	Worthington Industries, Inc.	1,239
		13,867
	Multi-Utilities — 1.2%
124	Ameren Corp.	6,055
36	Black Hills Corp.	1,441
106	Consolidated Edison, Inc.	4,790
68	Dominion Resources, Inc.	5,893
88	Public Service Enterprise Group, Inc.	7,766
54	Wisconsin Energy Corp.	2,386
		28,331
	Multiline Retail — 0.5%
173	Dillards, Inc., Class A	6,203
249	Saks, Inc.	5,306
		11,509
	Office Electronics — 0.2%
121	Zebra Technologies Corp., Class A (a)	4,695
	Oil, Gas & Consumable Fuels — 6.4%
40	Alon USA Energy, Inc.	1,768
222	Alpha Natural Resources, Inc. (a)	4,611
201	Arch Coal, Inc.	7,006
126	Berry Petroleum Co., Class A	4,764
155	Bill Barrett Corp. (a)	5,710
236	Cheniere Energy, Inc. (a)	9,149
160	Cimarex Energy Co.	6,317
73	CNX Gas Corp. (a)	2,226
163	Consol Energy, Inc.	7,514
109	Delta Petroleum Corp. (a)	2,188
371	El Paso Corp.	6,399
189	Encore Acquisition Co. (a)	5,246
178	EXCO Resources, Inc. (a)	3,113
141	Forest Oil Corp. (a)	5,969
174	Foundation Co. al Holdings, Inc.	7,055
188	Helix Energy Solutions Group, Inc. (a)	7,493
94	Hess Corp.	5,538
143	Murphy Oil Corp.	8,491
152	Peabody Energy Corp.	7,343
520	PetroHawk Energy Corp. (a)	8,242
103	Pogo Producing Co.	5,229
197	Quicksilver Resources, Inc. (a)	8,802
192	Southwestern Energy Co. (a)	8,549
158	W&T Offshore, Inc.	4,436
86	Williams Cos., Inc.	2,710
		145,868
	Paper & Forest Products — 0.5%
310	Louisiana-Pacific Corp.	5,864
128	MeadWestvaco Corp.	4,528
1	Weyerhaeuser Co.	55
		10,447
	Personal Products — 0.1%
94	Bare Escentuals, Inc. (a)	3,196

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   49

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Pharmaceuticals — 0.2%
84	Adams Respiratory Therapeutics, Inc. (a)	3,325
61	Medicis Pharmaceutical Corp., Class A	1,857
		5,182
	Real Estate Investment Trusts (REITs) — 0.5%
36	Cousins Properties, Inc.	1,049
31	First Industrial Realty Trust, Inc.	1,186
46	Maguire Properties, Inc.	1,579
27	Post Properties, Inc.	1,395
120	Potlatch Corp.	5,169
33	Tanger Factory Outlet Centers	1,218
		11,596
	Road & Rail — 1.0%
27	Arkansas Best Corp.	1,046
174	Avis Budget Group, Inc. (a)	4,960
57	Hertz Global Holdings, Inc. (a)	1,506
102	Kansas City Southern Industries, Inc. (a)	3,817
299	Knight Transportation, Inc.	5,793
227	Werner Enterprises, Inc.	4,568
		21,690
	Semiconductors & Semiconductor Equipment — 4.1%
425	Advanced Micro Devices, Inc. (a)	6,081
16	Atheros Communications, Inc. (a)	485
1,041	Atmel Corp. (a)	5,785
179	ATMI, Inc. (a)	5,362
132	Cree, Inc. (a)	3,402
396	Cypress Semiconductor Corp. (a)	9,225
36	Hittite Microwave Corp. (a)	1,535
204	Linear Technology Corp.	7,394
363	Marvell Technology Group Ltd. (Bermuda) (a)	6,605
172	Maxim Integrated Products, Inc.	5,748
214	Microchip Technology, Inc.	7,936
473	Micron Technology, Inc. (a)	5,932
317	Microsemi Corp. (a)	7,601
36	National Semiconductor Corp.	1,004
955	PMC-Sierra, Inc. (a)	7,384
298	Rambus, Inc. (a)	5,352
473	Spansion, Inc., Class A (a)	5,255
		92,086
	Software — 2.9%
329	Activision, Inc. (a)	6,133
201	Adobe Systems, Inc. (a)	8,064
88	ANSYS, Inc. (a)	2,329
61	Autodesk, Inc. (a)	2,888
180	Citrix Systems, Inc. (a)	6,045
142	Electronic Arts, Inc. (a)	6,703
69	Factset Research Systems, Inc.	4,684
628	Lawson Software, Inc. (a)	6,212
178	NAVTEQ Corp. (a)	7,537
71	Net 1 UEPS Technologies Inc. (South Africa) (a)	1,713
265	Red Hat, Inc. (a)	5,915
105	Take-Two Interactive Software, Inc. (a)	2,104
137	Transaction Systems Architects, Inc. (a)	4,623
		64,950
	Specialty Retail — 4.7%
155	Aaron Rents, Inc.	4,541
48	Barnes & Noble, Inc.	1,847
309	Borders Group, Inc.	5,887
261	CarMax, Inc. (a)	6,660
243	Chico’s FAS, Inc. (a)	5,903
104	Children’s Place Retail Stores, Inc. (The) (a)	5,393
384	Circuit City Stores, Inc.	5,797
64	Coldwater Creek, Inc. (a)	1,483
32	Guess?, Inc.	1,547
94	Guitar Center, Inc. (a)	5,597
54	J Crew Group, Inc. (a)	2,928
236	Limited Brands, Inc.	6,476
175	O’Reilly Automotive, Inc. (a)	6,406
319	Pacific Sunwear of California, Inc. (a)	7,019
275	Sally Beauty Holdings, Inc. (a)	2,475
247	Talbots, Inc.	6,189
134	Tiffany & Co.	7,095
138	Tractor Supply Co. (a)	7,186
242	Urban Outfitters, Inc. (a)	5,804
136	Williams-Sonoma, Inc.	4,290
219	Zale Corp. (a)	5,212
		105,735
	Textiles, Apparel & Luxury Goods — 0.9%
110	Hanesbrands, Inc. (a)	2,982
110	Liz Claiborne, Inc.	4,101
471	Quiksilver, Inc. (a)	6,661
137	Under Armour, Inc., Class A (a)	6,243
		19,987
	Thrifts & Mortgage Finance — 1.3%
112	Astoria Financial Corp.	2,809
94	Freddie Mac	5,723
508	Hudson City Bancorp, Inc.	6,206

SEE NOTES TO FINANCIAL STATEMENTS.

50   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Thrifts & Mortgage Finance — Continued
80	MGIC Investment Corp.	4,556
102	New York Community Bancorp, Inc.	1,734
253	NewAlliance Bancshares, Inc.	3,727
280	People’s United Financial, Inc.	4,960
		29,715
	Trading Companies & Distributors — 0.6%
191	Fastenal Co.	8,011
123	Watsco, Inc.	6,681
		14,692
	Water Utilities — 0.3%
286	Aqua America, Inc.	6,432
	Wireless Telecommunication Services — 1.2%
205	American Tower Corp., Class A (a)	8,631
173	Crown Castle International Corp. (a)	6,270
225	SBA Communications Corp., Class A (a)	7,562
174	Sprint Nextel Corp.	3,603
		26,066
	Total Short Positions — 90.9% (Proceeds $1,903,916)	$2,061,246

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   51

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 88.8%
		Common Stocks — 87.5%
		Beverages — 2.1%
120		Anheuser-Busch Cos., Inc.	6,259
55		Diageo plc ADR (United Kingdom)	4,582
			10,841
		Building Products — 0.7%
160		Griffon Corp. (a)	3,485
		Capital Markets — 4.8%
500		Charles Schwab Corp. (The)	10,260
450		W.P. Carey & Co. LLC	14,152
			24,412
		Chemicals — 0.4%
50		Sigma-Aldrich Corp.	2,134
		Commercial Banks — 8.0%
100		M&T Bank Corp.	10,690
50		SunTrust Banks, Inc.	4,287
330		Synovus Financial Corp.	10,131
170		United Community Banks, Inc.	4,402
100		Wachovia Corp.	5,128
60		Wells Fargo & Co.	2,110
100		Wilmington Trust Corp.	4,151
			40,899
		Commercial Services & Supplies — 0.7%
75		Pitney Bowes, Inc.	3,507
		Communications Equipment — 0.4%
50		QUALCOMM, Inc.	2,169
		Construction Materials — 1.6%
220		Cemex S.A. de C.V. ADR (Mexico) (a)	8,128
		Consumer Finance — 0.8%
70		American Express Co.	4,283
		Distributors — 0.8%
80		Genuine Parts Co.	3,968
		Diversified Financial Services — 0.9%
30		Bank of America Corp.	1,467
60		Onex Corp. (Canada)	2,073
50		Resource America, Inc., Class A	1,030
			4,570
		Diversified Telecommunication Services — 3.0%
401		Citizens Communications Co.	6,118
350		Qwest Communications International, Inc. (a)	3,395
399		Windstream Corp.	5,892
			15,405
		Electrical Equipment — 1.1%
115		Baldor Electric Co.	5,667
		Energy Equipment & Services — 1.6%
60		SEACOR Holdings, Inc. (a)	5,602
35		Universal Compression Holdings, Inc. (a)	2,536
			8,138
		Food & Staples Retailing — 1.1%
50		Costco Wholesale Corp.	2,926
35		CVS/Caremark Corp.	1,276
100		Pathmark Stores, Inc. (a)	1,296
			5,498
		Food Products — 1.3%
183		B&G Foods, Inc., Class A	2,416
75		Wm. Wrigley, Jr., Co.	4,148
			6,564
		Health Care Providers & Services — 2.9%
150		Coventry Health Care, Inc. (a)	8,647
120		National Healthcare Corp.	6,192
			14,839
		Hotels, Restaurants & Leisure — 1.9%
85		AFC Enterprises, Inc. (a)	1,470
135		Cedar Fair LP	3,810
70		McDonald’s Corp.	3,553
50		Steak n Shake Co. (The) (a)	834
			9,667
		Household Durables — 1.0%
60		Fortune Brands, Inc.	4,942
		Industrial Conglomerates — 1.2%
135		Carlisle Cos., Inc.	6,279
		Insurance — 11.5%
183		Assurant, Inc.	10,788
—	(h)	Berkshire Hathaway, Inc., Class A (a)	12,590
40		Everest Re Group Ltd. (Bermuda)	4,346
160		IPC Holdings Ltd. (Bermuda)	5,166
120		Loews Corp.	6,118
230		Old Republic International Corp.	4,890
229		OneBeacon Insurance Group Ltd.	5,803
165		ProAssurance Corp. (a)	9,185
			58,886
		IT Services — 0.7%
175		Western Union Co. (The)	3,645

SEE NOTES TO FINANCIAL STATEMENTS.

52   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Machinery — 1.1%
50	Crane Co.	2,272
50	Oshkosh Truck Corp.	3,146
		5,418
	Media — 8.4%
150	Cablevision Systems Corp., Class A (a)	5,428
363	Clear Channel Communications, Inc.	13,717
150	Entercom Communications Corp., Class A	3,734
175	Lin TV Corp., Class A (a)	3,292
40	McClatchy Co., Class A	1,012
20	Washington Post Co. (The), Class B	15,522
		42,705
	Metals & Mining — 0.9%
15	Rio Tinto plc ADR (United Kingdom)	4,592
	Oil, Gas & Consumable Fuels — 7.4%
215	Devon Energy Corp.	16,832
123	Kinder Morgan Management LLC (a)	6,392
30	NuStar GP Holdings LLC	1,148
100	Teekay Shipping Corp. (Bahamas)	5,791
240	Williams Cos., Inc.	7,589
		37,752
	Pharmaceuticals — 0.8%
85	Merck & Co., Inc.	4,233
	Real Estate Investment Trusts (REITs) — 7.5%
352	Agree Realty Corp.	11,006
50	Crystal River Capital, Inc. (m)	1,214
50	iStar Financial, Inc.	2,217
150	National Health Investors, Inc.	4,758
50	Plum Creek Timber Co., Inc.	2,083
75	PS Business Parks, Inc.	4,753
70	Public Storage, Inc.	5,377
150	Rayonier, Inc.	6,771
		38,179
	Real Estate Management & Development — 1.2%
75	Brookfield Asset Management, Inc., Class A (Canada)	2,993
136	Brookfield Properties Co.	3,311
		6,304
	Software — 0.6%
100	Microsoft Corp.	2,947
	Specialty Retail — 6.1%
225	AutoNation, Inc. (a)	5,060
30	AutoZone, Inc. (a)	4,099
124	Bed Bath & Beyond, Inc. (a)	4,466
185	Home Depot, Inc.	7,280
260	Staples, Inc.	6,167
150	TJX Cos., Inc.	4,125
		31,197
	Textiles, Apparel & Luxury Goods — 0.9%
50	V.F. Corp.	4,579
	Thrifts & Mortgage Finance — 2.8%
60	FirstFed Financial Corp. (a)	3,404
60	Freddie Mac	3,642
400	People’s United Financial, Inc.	7,092
		14,138
	Tobacco — 0.3%
25	Altria Group, Inc.	1,754
	Trading Companies & Distributors — 1.0%
100	GATX Corp.	4,925
	Total Common Stocks (Cost $407,817)	446,649
	Investment Company — 1.3%
264	Cohen & Steers Select Utility Fund, Inc. (Cost $6,341)	6,928
	Total Long-Term Investments (Cost $414,158)	453,577
Short-Term Investment — 12.0%
	Investment Company — 12.0%
61,189	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $61,189)	61,189
	Total Investments — 100.8% (Cost $475,347)	514,766
	Liabilities in Excess of Other Assets — (0.8)%	(4,227)
	NET ASSETS — 100.0%	$510,539

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   53

JPMorgan Mid Cap/Multi Cap Funds

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007

ABBREVIATIONS:

(a)	—	Non-income producing security.

(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by JPMorgan Investment Management Inc., or JPMorgan Investment Advisors Inc.

(c)	—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(h)	—	Amount rounds to less than one thousand.

(j)	—	All or a portion of these securities are segregated for short sales.

(m)	—	All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBA, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

ADR	—	American Depositary Receipt

FRN	—	Floating Rate Note. The rate shown is the rate in effect as of June 30, 2007.

†	—	Short position is the result of the sale of a when issued security to be received from a pending corporate action of the long position.

SEE NOTES TO FINANCIAL STATEMENTS.

54   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   55

STATEMENTS OF ASSETS AND LIABILITIES
FOR THE YEAR ENDED JUNE 30, 2007

(Amounts in thousands, except per share amounts)

	Capital Growth Fund		Diversified Mid Cap Growth Fund	Diversified Mid Cap Value Fund	Growth Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$1,109,164		$1,567,152	$783,742	$68,655
Investments in affiliates, at value	5,911		33,758	12,129	40
Total investment securities, at value	1,115,075		1,600,910	795,871	68,695
Cash	—		—	30	—
Receivables:
Investment securities sold	18,166		24,852	922	983
Fund shares sold	2,682		871	402	93
Interest and dividends	255		397	985	24
Prepaid expenses and other assets	—	(b)	1	1	—
Total Assets	1,136,178		1,627,031	798,211	69,795

LIABILITIES:
Payables:
Due to custodian	—		3,734	—	—
Dividends	—		—	2,038	—
Investment securities purchased	21,133		30,283	3,673	470
Securities sold short	—		—	—	57
Collateral for securities lending program	142,456		202,906	50,158	6,585
Fund shares redeemed	2,868		2,665	2,017	18
Accrued liabilities:
Investment advisory fees	320		715	407	31
Administration fees	93		113	64	4
Shareholder servicing fees	200		145	100	9
Distribution fees	137		201	97	12
Custodian and accounting fees	15		30	27	4
Trustees’ and Chief Compliance Officer’s fees	34		2	1	1
Other	330		612	249	85
Total Liabilities	167,586		241,406	58,831	7,276
Net Assets:	$968,592		$1,385,625	$739,380	$62,519

(a) Redemption price for Class B and Class C Shares varies based on the length of time the shares were held.

(b) Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

56   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

	Capital Growth Fund	Diversified Mid Cap Growth Fund	Diversified Mid Cap Value Fund	Growth Advantage Fund
NET ASSETS:
Paid in capital	$713,372	$987,327	$452,565	$281,745
Accumulated undistributed (distributions in excess of) net investment income	(45)	(23)	(1,590)	(2)
Accumulated net realized gains (losses)	70,959	153,781	117,489	(232,528)
Net unrealized appreciation (depreciation)	184,306	244,540	170,916	13,304
Total Net Assets	$968,592	$1,385,625	$739,380	$62,519

Net Assets:
Class A	$526,157	$480,084	$212,613	$49,782
Class B	20,189	123,779	53,843	1,501
Class C	25,672	38,805	29,590	251
Select Class	396,574	740,208	440,662	10,985
Ultra	—	2,749	2,672	—
Total	$968,592	$1,385,625	$739,380	$62,519
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	11,768	19,284	13,414	6,087
Class B	500	5,929	3,587	194
Class C	647	1,672	1,971	32
Select Class	8,324	28,358	27,951	1,339
Ultra	—	105	169	—

Net Asset Value
Class A — Redemption price per share	$44.71	$24.89	$15.85	$8.18
Class B — Offering price per share (a)	40.38	20.88	15.01	7.76
Class C — Offering price per share (a)	39.68	23.21	15.01	7.76
Select Class — Offering and redemption price per share	47.64	26.10	15.77	8.20
Ultra — Offering and redemption price per share	—	26.19	15.77	—
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share (net asset value per share/100% – maximum sales charge)	$47.19	$26.27	$16.73	$8.63

Cost of investments	$930,769	$1,356,370	$624,955	$55,394
Market value of securities on loan	140,663	199,568	49,100	6,546
Proceeds received from securities sold short	—	—	—	60

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   57

STATEMENTS OF ASSETS AND LIABILITIES
FOR THE YEAR ENDED JUNE 30, 2007 (continued)

(Amounts in thousands, except per share amounts)

	Mid Cap Equity Fund	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$293,403	$8,587,767	$2,077,622	$453,577
Investments in affiliates, at value	5,483	243,352	109,489	61,189
Total investment securities, at value	298,886	8,831,119	2,187,111	514,766
Cash	7	435	—	38
Deposit with broker for securities sold short	—	—	2,143,630	—
Receivables:
Investment securities sold	3,938	77,386	96,155	—
Fund shares sold	294	26,292	5,150	3,458
Interest and dividends	265	13,713	10,332	1,181
Prepaid expenses and other assets	—	—	1	—
Total Assets	303,390	8,948,945	4,442,379	519,443

LIABILITIES:
Payables:
Due to custodian	—	—	652	—
Dividends for securities sold short	—	—	1,039	—
Investment securities purchased	4,459	84,056	97,813	8,078
Securities sold short	—	—	2,061,246	—
Collateral for securities lending program	13,961	214,916	—	—
Fund shares redeemed	166	13,472	10,097	168
Accrued liabilities:
Investment advisory fees	153	4,099	2,011	209
Administration fees	18	614	172	28
Shareholder servicing fees	17	1,259	44	99
Distribution fees	—	1,454	174	193
Custodian and accounting fees	6	73	45	8
Trustees’ and Chief Compliance Officer’s fees	5	4	7	—	(b)
Other	59	291	355	121
Total Liabilities	18,844	320,238	2,173,655	8,904
Net Assets:	$284,546	$8,628,707	$2,268,724	$510,539

(a) Redemption price for Class B and Class C Shares varies based on the length of time the shares were held.

(b) Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

58   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

	Mid Cap Equity Fund	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
NET ASSETS:
Paid in capital	$190,690	$6,499,705	$2,129,637	$445,118
Accumulated undistributed (distributions in excess of) net investment income	40	21,673	36,056	1,773
Accumulated net realized gains (losses)	28,869	388,921	(89,257)	24,229
Net unrealized appreciation (depreciation)	64,947	1,718,408	192,288	39,419
Total Net Assets	$284,546	$8,628,707	$2,268,724	$510,539

Net Assets:
Class A	$—	$3,822,632	$204,059	$201,151
Class B	—	237,745	24,974	—
Class C	—	818,261	187,546	247,794
Select Class	284,546	1,183,839	1,852,145	36,884
Institutional Class	—	2,566,230	—	24,710
Total	$284,546	$8,628,707	$2,268,724	$510,539

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	—	137,949	18,152	9,834
Class B	—	8,771	2,257	—
Class C	—	30,119	16,947	12,199
Select Class	7,502	42,334	163,822	1,797
Institutional Class	—	91,089	—	1,207

Net Asset Value
Class A — Redemption price per share	$—	$27.71	$11.24	$20.45
Class B — Offering price per share (a)	—	27.11	11.07	—
Class C — Offering price per share (a)	—	27.17	11.07	20.31
Select Class — Offering and redemption price per share	37.93	27.96	11.31	20.52
Institutional Class — Offering and redemption price per share	—	28.17	—	20.47
Class A maximum sales charge	—	5.25%	5.25%	5.25%
Class A maximum public offering price per share (net asset value per share/100% – maximum sales charge)	$—	$29.25	$11.86	$21.58

Cost of investments	$233,939	$7,112,711	$1,837,493	$475,347
Market value of securities on loan	13,807	210,342	—	—
Proceeds received from securities sold short	—	—	1,903,916	—

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   59

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2007

(Amounts in thousands)

	Capital Growth Fund	Diversified Mid Cap Growth Fund	Diversified Mid Cap Value Fund	Growth Advantage Fund
INVESTMENT INCOME
Dividend income	$3,366	$5,093	$15,501	$391
Dividend income from affiliates (a)	808	704	839	27
Income from securities lending (net)	682	1,028	340	43
Foreign taxes withheld	(8)	(11)	(38)	—	(b)
Total investment income	4,848	6,814	16,642	461

EXPENSES
Investment advisory fees	3,539	8,655	5,533	470
Administration fees	889	1,338	856	73
Distribution fees
Class A	1,215	1,120	567	144
Class B	177	1,034	432	10
Class C	167	300	233	—	(b)
Shareholder servicing fees
Class A	1,215	1,120	567	144
Class B	59	345	144	3
Class C	56	100	77	—	(b)
Select Class	882	1,739	1,329	33
Custodian and accounting fees	68	108	86	47
Interest expense	— (b)	19	2	7
Professional fees	62	44	43	45
Trustees’ and Chief Compliance Officer’s fees	9	21	13	1
Printing and mailing costs	283	229	99	48
Registration and filing fees	81	68	59	50
Transfer agent fees	685	967	328	83
Other	12	39	33	24
Total expenses	9,399	17,246	10,401	1,182
Less amounts waived	—	(1,384)	(787)	(223)
Less earnings credits	(3)	(3)	(6)	—	(b)
Less reimbursement for legal matters	—	(1)	(1)	—
Net expenses	9,396	15,858	9,607	959
Net investment income (loss)	(4,548)	(9,044)	7,035	(498)

REALIZED/UNREALIZED GAINS (LOSSES)
Net realized gain (loss) on transactions from investments	101,852	225,078	156,003	10,762
Change in net unrealized appreciation (depreciation) of investments
Investments	59,558	10,761	(6,646)	4,911
Securities sold short	—	—	—	3
Change in net unrealized appreciation (depreciation)	59,558	10,761	(6,646)	4,914
Net realized/unrealized gains (losses)	161,410	235,839	149,357	15,676
Change in net assets resulting from operations	$156,862	$226,795	$156,392	$15,178

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

60   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

	Mid Cap Equity Fund	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
INVESTMENT INCOME
Dividend income	$3,207	$141,566	$21,090	$6,285
Dividend income from affiliates (a)	360	14,426	5,340	2,381
Interest income	—	—	99,347 (b)	—
Income from securities lending (net)	104	1,112	—	—
Foreign taxes withheld	(7)	(231)	(78)	(10)
Total investment income	3,664	156,873	125,699	8,656

EXPENSES
Investment advisory fees	1,908	52,145	26,173	2,147
Administration fees	295	8,060	2,104	331
Distribution fees
Class A	—	8,603	504	330
Class B	—	1,769	197	—
Class C	—	6,025	1,432	1,209
Shareholder servicing fees
Class A	—	8,603	504	330
Class B	—	590	66	—
Class C	—	2,008	477	403
Select Class	734	3,127	4,188	64
Institutional Class	—	2,291	—	11
Custodian and accounting fees	48	483	160	37
Interest expense	5	—	—	1
Professional fees	39	134	45	48
Trustees’ and Chief Compliance Officer’s fees	4	100	32	4
Printing and mailing costs	47	1,783	246	36
Registration and filing fees	18	12	55	107
Transfer agent fees	86	5,009	674	294
Dividend expense on securities sold short	—	—	24,973	—
Other	8	183	61	9
Total expenses	3,192	100,925	61,891	5,361
Less amounts waived	(542)	(9,944)	(8,054)	(529)
Less earnings credits	(3)	(89)	(13)	(19)
Less reimbursement for legal matters	—	—	(1)	—
Net expenses	2,647	90,892	53,823	4,813
Net investment income (loss)	1,017	65,981	71,876	3,843

REALIZED/UNREALIZED GAINS (LOSSES)
Net realized gain (loss) on transactions from:
Investments	37,615	488,854	184,961	24,756
Securities sold short	—	—	(249,986)	—
Net realized gain (loss)	37,615	488,854	(65,025)	24,756
Change in net unrealized appreciation (depreciation) of:
Investments	12,225	789,575	222,400	31,286
Securities sold short	—	—	(116,547)	—
Change in net unrealized appreciation (depreciation)	12,225	789,575	105,853	31,286
Net realized/unrealized gains (losses)	49,840	1,278,429	40,828	56,042
Change in net assets resulting from operations	$50,857	$1,344,410	$112,704	$59,885

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Interest income earned on segregated cash for short positions.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   61

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Capital Growth Fund (a)			Diversified Mid Cap Growth Fund
	Year Ended 6/30/2007	Period Ended 6/30/2006	Year Ended 12/31/2005	Year Ended 6/30/2007	Year Ended 6/30/2006
CHANGE IN NET ASSETS FROM RESULTING OPERATIONS:
Net investment income (loss)	$(4,548)	$77	$(3,919)	$(9,044)	$(6,171)
Net realized gain (loss)	101,852	27,670	55,475	225,078	251,056
Change in net unrealized appreciation (depreciation)	59,558	2,458	19,484	10,761	(49,784)
Change in net assets resulting from operations	156,862	30,205	71,040	226,795	195,101

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net realized gains	(37,430)	—	(34,577)	(70,626)	(34,627)
Class B
From net realized gains	(2,088)	—	(2,960)	(25,785)	(16,185)
Class C
From net realized gains	(1,859)	—	(1,296)	(6,792)	(3,861)
Select Class
From net investment income	(74)	—	—	—	—
From net realized gains	(25,344)	—	(18,489)	(107,952)	(74,921)
Ultra
From net realized gains	—	—	—	(1,418)	(1,349)
Total distributions to shareholders	(66,795)	—	(57,322)	(212,573)	(130,943)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	37,496	25,344	229,735	(62,785)	(360,585)

NET ASSETS:
Change in net assets	127,563	55,549	243,453	(48,563)	(296,427)
Beginning of period	841,029	785,480	542,027	1,434,188	1,730,615
End of period	$968,592	$841,029	$785,480	$1,385,625	$1,434,188
Accumulated undistributed (distributions in excess of) net investment income	$(45)	$22	$(42)	$(23)	$(27)

(a)	The Fund changed its fiscal year end from December 31 to June 30.

SEE NOTES TO FINANCIAL STATEMENTS.

62   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

	Diversified Mid Cap Value Fund		Growth Advantage Fund (a)(b)
	Year Ended 6/30/2007	Year Ended 6/30/2006	Year Ended 6/30/2007	Period Ended 6/30/2006	Year Ended 12/31/2005
CHANGE IN NET ASSETS FROM RESULTING OPERATIONS:
Net investment income (loss)	$7,035	$9,605	$(498)	$(128)	$(447)
Net realized gain (loss)	156,003	195,181	10,762	1,848	8,398
Change in net unrealized appreciation (depreciation)	(6,646)	(95,936)	4,914	(187)	(2,867)
Change in net assets resulting from operations	156,392	108,850	15,178	1,533	5,084

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,948)	(1,911)	—	—	—
From net realized gains	(37,633)	(62,387)	—	—	—
Class B
From net investment income	(228)	(222)	—	—	—
From net realized gains	(9,974)	(16,589)	—	—	—
Class C
From net investment income	(124)	(119)	—	—	—
From net realized gains	(5,288)	(8,894)	—	—	—
Select Class
From net investment income	(5,575)	(7,557)	—	—	—
From net investment income	(92,296)	(210,755)	—	—	—
Ultra
From net investment income	(38)	(127)	—	—	—
From net realized gains	(483)	(3,088)	—	—	—
Total distributions to shareholders	(153,587)	(311,649)	—	—	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(192,190)	(178,002)	(25,455)	15,167	(6,370)

NET ASSETS:
Change in net assets	(189,385)	(380,801)	(10,277)	16,700	(1,286)
Beginning of period	928,765	1,309,566	72,796	56,096	57,382
End of period	$739,380	$928,765	$62,519	$72,796	$56,096
Accumulated undistributed (distributions in excess of) net investment income	$(1,590)	$(1,580)	$(2)	$(2)	$(1)

(a)	The Fund changed its fiscal year end from December 31 to June 30.

(b)	Prior to August 17, 2005, the Fund was named Mid Cap Growth Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   63

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Equity Fund (a)			Mid Cap Value Fund (a)
	Year Ended 6/30/2007	Period Ended 6/30/2006	Year Ended 12/31/2005	Year Ended 6/30/2007	Period Ended 6/30/2006	Year Ended 12/31/2005
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,017	$1,246	$716	$65,981	$45,431	$37,307
Net realized gain (loss)	37,615	10,389	25,609	488,854	200,042	196,320
Change in net unrealized appreciation (depreciation)	12,225	2,660	(2,188)	789,575	191,877	287,118
Change in net assets resulting from operations	50,857	14,295	24,137	1,344,410	437,350	520,745

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	—	(33,796)	—	(14,169)
From net realized gains	—	—	—	(145,970)	—	(72,188)
Class B
From net investment income	—	—	—	(1,118)	—	—
From net realized gains	—	—	—	(10,457)	—	(6,168)
Class C
From net investment income	—	—	—	(3,695)	—	(12)
From net realized gains	—	—	—	(35,418)	—	(21,631)
Select Class
From net investment income	(827)	(1,227)	(705)	(14,785)	—	(8,387)
From net realized gains	(23,004)	—	(27,072)	(55,110)	—	(31,358)
Institutional Class
From net investment income	—	—	—	(31,824)	—	(17,025)
From net realized gains	—	—	—	(95,197)	—	(48,603)
Total distributions to shareholders	(23,831)	(1,227)	(27,777)	(427,370)	—	(219,541)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(40,584)	16,454	45,115	424,154	(166,640)	3,026,845

NET ASSETS:
Change in net assets	(13,558)	29,522	41,475	1,341,194	270,710	3,328,049
Beginning of period	298,104	268,582	227,107	7,287,513	7,016,803	3,688,754
End of period	$284,546	$298,104	$268,582	$8,628,707	$7,287,513	$7,016,803
Accumulated undistributed (distributions in excess of) net investment income	$40	$23	$5	$21,673	$45,563	$(2)

(a)	The Fund changed its fiscal year end from December 31 to June 30.

SEE NOTES TO FINANCIAL STATEMENTS.

64   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

	Multi-Cap Market Neutral Fund		Value Advantage Fund (a)(b)
	Year Ended 6/30/2007	Year Ended 6/30/2006	Year Ended 6/30/2007	Period Ended 6/30/2006	Period Ended 12/31/2005
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$71,876	$41,094	$3,843	$615	$291
Net realized gain (loss)	(65,025)	(471)	24,756	3,239	663
Change in net unrealized appreciation (depreciation)	105,853	47,312	31,286	5,805	2,328
Change in net assets resulting from operations	112,704	87,935	59,885	9,659	3,282

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(5,486)	(3,219)	(748)	—	(169)
From net realized gains	—	(6,217)	(1,731)	—	(477)
Class B
From net investment income	(515)	(263)	—	—	—
From net realized gains	—	(953)	—	—	—
Class C
From net investment income	(3,745)	(2,001)	(533)	—	(93)
From net realized gains	—	(7,230)	(2,199)	—	(609)
Select Class
From net investment income	(51,420)	(21,032)	(221)	—	(14)
From net realized gains	—	(33,786)	(389)	—	(35)
Institutional Class
From net investment income	—	—	(76)	—	— (c)
From net realized gains	—	—	(116)	—	— (c)
Total distributions to shareholders	(61,166)	(74,701)	(6,013)	—	(1,397)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	340,365	399,079	289,151	53,692	102,280

NET ASSETS:
Change in net assets	391,903	412,313	343,023	63,351	104,165
Beginning of period	1,876,821	1,464,508	167,516	104,165	—
End of period	$2,268,724	$1,876,821	$510,539	$167,516	$104,165
Accumulated undistributed (distributions in excess of) net investment income	$36,056	$24,258	$1,773	$430	$23

(a)	The Fund changed its fiscal year end from December 31 to June 30.

(b)	Commencement of operations was February 28, 2005.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   65

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Capital Growth Fund (a)			Diversified Mid Cap Growth Fund
	Year Ended 6/30/2007	Period Ended 6/30/2006	Year Ended 12/31/2005	Year Ended 6/30/2007	Year Ended 6/30/2006
CAPITAL TRANSACTIONS
Class A
Proceeds from shares issued	$66,012	$34,766	$67,593	$91,587	$134,263
Dividends reinvested	34,864	—	32,128	63,206	30,576
Cost of shares redeemed	(93,518)	(40,887)	(89,342)	(132,338)	(165,572)
Change in net assets from Class A capital transactions	$7,358	$(6,121)	$10,379	$22,455	$(733)
Class B
Proceeds from shares issued	$2,399	$2,415	$5,581	$4,435	$7,622
Dividends reinvested	1,754	—	2,560	24,710	15,509
Cost of shares redeemed	(13,705)	(10,024)	(25,134)	(57,020)	(68,714)
Change in net assets from Class B capital transactions	$(9,552)	$(7,609)	$(16,993)	$(27,875)	$(45,583)
Class C
Proceeds from shares issued	$5,975	$4,660	$10,804	$3,330	$5,446
Dividends reinvested	1,230	—	754	5,265	3,001
Cost of shares redeemed	(4,331)	(1,548)	(1,654)	(11,972)	(13,973)
Change in net assets from Class C capital transactions	$2,874	$3,112	$9,904	$(3,377)	$(5,526)
Select Class
Proceeds from shares issued	$81,512	$57,099	$233,983	$202,985	$140,967
Dividends reinvested	24,390	—	17,941	16,561	11,637
Cost of shares redeemed	(69,086)	(21,137)	(25,479)	(260,625)	(464,395)
Change in net assets from Select Class capital transactions	$36,816	$35,962	$226,445	$(41,079)	$(311,791)
Ultra
Proceeds from shares issued	$—	$—	$—	$1,213	$5,648
Cost of shares redeemed	—	—	—	(14,122)	(2,600)
Change in net assets from Ultra capital transactions	$—	$—	$—	$(12,909)	$3,048

(a)	The Fund changed its fiscal year end from December 31 to June 30.

SEE NOTES TO FINANCIAL STATEMENTS.

66   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

	Capital Growth Fund (a)			Diversified Mid Cap Growth Fund
	Year Ended 6/30/2007	Period Ended 6/30/2006	Year Ended 12/31/2005	Year Ended 6/30/2007	Year Ended 6/30/2006
SHARE TRANSACTIONS:
Class A
Issued	1,589	830	1,741	3,821	5,354
Reinvested	862	—	816	2,784	1,266
Redeemed	(2,251)	(984)	(2,292)	(5,492)	(6,634)
Change in Class A Shares	200	(154)	265	1,113	(14)
Class B
Issued	64	63	154	218	348
Reinvested	48	—	71	1,294	737
Redeemed	(365)	(261)	(701)	(2,776)	(3,130)
Change in Class B Shares	(253)	(198)	(476)	(1,264)	(2,045)
Class C
Issued	163	125	302	150	230
Reinvested	34	—	21	248	130
Redeemed	(118)	(42)	(46)	(527)	(587)
Change in Class C Shares	79	83	277	(129)	(227)
Select Class
Issued	1,850	1,291	5,804	8,196	5,510
Reinvested	567	—	432	697	465
Redeemed	(1,563)	(483)	(627)	(10,352)	(18,136)
Change in Select Class Shares	854	808	5,609	(1,459)	(12,161)
Ultra
Issued	—	—	—	50	224
Redeemed	—	—	—	(538)	(101)
Change in Ultra Shares	—	—	—	(488)	123

(a)	The Fund changed its fiscal year end from December 31 to June 30.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   67

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Diversified Mid Cap Value Fund		Growth Advantage Fund (a)(b)
	Year Ended 6/30/2007	Year Ended 6/30/2006	Year Ended 6/30/2007	Period Ended 6/30/2006	Year Ended 12/31/2005
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$30,190	$79,245	$3,407	$21,924	$9,235
Dividends reinvested	36,920	59,398	—	—	—
Cost of shares redeemed	(81,934)	(110,791)	(37,514)	(6,594)	(13,879)
Change in net assets from Class A capital transactions	$(14,824)	$27,852	$(34,107)	$15,330	$(4,644)
Class B
Proceeds from shares issued	$1,373	$5,496	$396	$210	$448
Dividends reinvested	9,628	15,789	—	—	—
Cost of shares redeemed	(16,655)	(19,081)	(396)	(403)	(2,174)
Change in net assets from Class B capital transactions	$(5,654)	$2,204	$—	$(193)	$(1,726)
Class C
Proceeds from shares issued	$1,573	$24,884	$260	$15 (d)	$—
Dividends reinvested	4,220	7,097	—	—	—
Cost of shares redeemed	(8,959)	(22,769)	(40)	—	—
Change in net assets from Class C capital transactions	$(3,166)	$9,212	$220	$15	$—
Select Class
Proceeds from shares issued	$74,337	$212,740	$24,360	$15 (e)	$—
Dividends reinvested	5,663	25,159	—	—	—
Cost of shares redeemed	(243,125)	(452,569)	(15,928)	—	—
Change in net assets from Select Class capital transactions	$(163,125)	$(214,670)	$8,432	$15	$—
Ultra
Proceeds from shares issued	$— (c)	$— (c)	$—	$—	$—
Cost of shares redeemed	(5,421)	(2,600)	—	—	—
Change in net assets from Ultra capital transactions	$(5,421)	$(2,600)	$—	$—	$—

(a)	The Fund changed its fiscal year end from December 31 to June 30.

(b)	Prior to August 17, 2005, the Fund was named Mid Cap Growth Fund.

(c)	Amount rounds to less than $1,000.

(d)	Commencement of offering of Class C Shares on May 1, 2006.

(e)	Commencement of offering of Select Class Shares on May 1, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

68   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

	Diversified Mid Cap Value Fund		Growth Advantage Fund (a)(b)
	Year Ended 6/30/2007	Year Ended 6/30/2006	Year Ended 6/30/2007	Period Ended 6/30/2006	Year Ended 12/31/2005
SHARE TRANSACTIONS:
Class A
Issued	1,904	4,316	465	3,121	1,479
Reinvested	2,472	3,854	—	—	—
Redeemed	(5,140)	(6,472)	(5,160)	(962)	(2,348)
Change in Class A Shares	(764)	1,698	(4,695)	2,159	(869)
Class B
Issued	92	312	56	33	80
Reinvested	682	1,072	—	—	—
Redeemed	(1,102)	(1,166)	(56)	(62)	(374)
Change in Class B Shares	(328)	218	—	(29)	(294)
Class C
Issued	108	1,338	35	2 (d)	—
Reinvested	299	482	—	—	—
Redeemed	(587)	(1,275)	(5)	—	—
Change in Class C Shares	(180)	545	30	2	—
Select Class
Issued	4,969	13,366	3,344	2 (e)	—
Reinvested	381	1,639	—	—	—
Redeemed	(15,427)	(27,301)	(2,007)	—	—
Change in Select Class Shares	(10,077)	(12,296)	1,337	2	—
Ultra
Issued	— (c)	— (c)	—	—	—
Redeemed	(322)	(164)	—	—	—
Change in Ultra Shares	(322)	(164)	—	—	—

(a)	The Fund changed its fiscal year end from December 31 to June 30.

(b)	Prior to August 17, 2005, the Fund was named Mid Cap Growth Fund.

(c)	Amount rounds to less than one thousand.

(d)	Commencement of offering of Class C Shares on May 1, 2006.

(e)	Commencement of offering of Select Class Shares on May 1, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   69

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Equity Fund (a)			Mid Cap Value Fund (a)
	Year Ended 6/30/2007	Period Ended 6/30/2006	Year Ended 12/31/2005	Year Ended 6/30/2007	Period Ended 6/30/2006	Year Ended 12/31/2005
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$—	$—	$1,034,419	$487,264	$1,806,575
Dividends reinvested	—	—	—	161,657	—	75,171
Cost of shares redeemed	—	—	—	(765,918)	(483,692)	(504,110)
Change in net assets from Class A capital transactions	$—	$—	$—	$430,158	$3,572	$1,377,636
Class B
Proceeds from shares issued	$—	$—	$—	$9,136	$4,697	$68,631
Dividends reinvested	—	—	—	9,616	—	4,936
Cost of shares redeemed	—	—	—	(37,761)	(21,720)	(25,007)
Change in net assets from Class B capital transactions	$—	$—	$—	$(19,009)	$(17,023)	$48,560
Class C
Proceeds from shares issued	$—	$—	$—	$42,240	$22,162	$344,689
Dividends reinvested	—	—	—	27,199	—	14,623
Cost of shares redeemed	—	—	—	(132,764)	(101,678)	(59,221)
Change in net assets from Class C capital transactions	$—	$—	$—	$(63,325)	$(79,516)	$300,091
Select Class
Proceeds from shares issued	$34,107	$58,534	$111,814	$181,275	$109,574	$868,591
Dividends reinvested	6,210	238	13,373	31,011	—	22,433
Cost of shares redeemed	(80,901)	(42,318)	(80,072)	(429,576)	(153,707)	(211,875)
Change in net assets from Select Class capital transactions	$(40,584)	$16,454	$45,115	$(217,290)	$(44,133)	$679,149
Institutional Class
Proceeds from shares issued	$—	$—	$—	$688,235	$236,657	$988,690
Dividends reinvested	—	—	—	100,503	—	49,428
Cost of shares redeemed	—	—	—	(495,118)	(266,197)	(416,709)
Change in net assets from Institutional Class capital transactions	$—	$—	$—	$293,620	$(29,540)	$621,409

(a)	The Fund changed its fiscal year end from December 31 to June 30.

SEE NOTES TO FINANCIAL STATEMENTS.

70   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

	Mid Cap Equity Fund (a)			Mid Cap Value Fund (a)
	Year Ended 6/30/2007	Period Ended 6/30/2006	Year Ended 12/31/2005	Year Ended 6/30/2007	Period Ended 6/30/2006	Year Ended 12/31/2005
SHARE TRANSACTIONS:
Class A
Issued	—	—	—	39,369	20,046	79,449
Reinvested	—	—	—	6,236	—	3,191
Redeemed	—	—	—	(29,046)	(19,885)	(21,858)
Change in Class A Shares	—	—	—	16,559	161	60,782
Class B
Issued	—	—	—	358	197	3,118
Reinvested	—	—	—	380	—	214
Redeemed	—	—	—	(1,467)	(909)	(1,112)
Change in Class B Shares	—	—	—	(729)	(712)	2,220
Class C
Issued	—	—	—	1,648	928	15,649
Reinvested	—	—	—	1,072	—	632
Redeemed	—	—	—	(5,195)	(4,243)	(2,624)
Change in Class C Shares	—	—	—	(2,475)	(3,315)	13,657
Select Class
Issued	959	1,697	3,314	6,808	4,490	38,506
Reinvested	178	7	399	1,186	—	944
Redeemed	(2,273)	(1,237)	(2,361)	(16,049)	(6,265)	(9,156)
Change in Select Class Shares	(1,136)	467	1,352	(8,055)	(1,775)	30,294
Institutional Class
Issued	—	—	—	25,631	9,612	42,976
Reinvested	—	—	—	3,814	—	2,069
Redeemed	—	—	—	(18,403)	(10,793)	(18,290)
Change in Institutional Class Shares	—	—	—	11,042	(1,181)	26,755

(a)	The Fund changed its fiscal year end from December 31 to June 30.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   71

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Multi-Cap Market Neutral Fund		Value Advantage Fund (a)(b)
	Year Ended 6/30/2007	Year Ended 6/30/2006	Year Ended 6/30/2007	Period Ended 6/30/2006	Period Ended 12/31/2005
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$106,779	$95,185	$127,656	$35,749	$46,450
Dividends reinvested	2,524	4,054	1,939	—	490
Cost of shares redeemed	(100,921)	(106,033)	(27,429)	(7,672)	(2,464)
Redemption fees	—	1	—	—	—
Change in net assets from Class A capital transactions	$8,382	$(6,793)	$102,166	$28,077	$44,476
Class B
Proceeds from shares issued	$2,218	$4,114	$—	$—	$—
Dividends reinvested	251	606	—	—	—
Cost of shares redeemed	(6,264)	(8,878)	—	—	—
Redemption fees	—	— (c)	—	—	—
Change in net assets from Class B capital transactions	$(3,795)	$(4,158)	$—	$—	$—
Class C
Proceeds from shares issued	$41,272	$58,107	$152,709	$27,806	$56,580
Dividends reinvested	1,678	4,164	2,028	—	487
Cost of shares redeemed	(60,511)	(104,690)	(16,771)	(4,821)	(2,231)
Redemption fees	—	1	—	—	—
Change in net assets from Class C capital transactions	$(17,561)	$(42,418)	$137,966	$22,985	$54,836
Select Class
Proceeds from shares issued	$662,742	$623,651	$31,389	$2,886	$3,524
Dividends reinvested	2,685	13,573	236	—	45
Cost of shares redeemed	(312,088)	(184,779)	(4,807)	(998)	(584)
Redemption fees	—	3	—	—	—
Change in net assets from Select Class capital transactions	$353,339	$452,448	$26,818	$1,888	$2,985
Institutional Class
Proceeds from shares issued	$—	$—	$23,082	$757	$520
Dividends reinvested	—	—	179	—	1
Cost of shares redeemed	—	—	(1,060)	(15)	(538)
Change in net assets from Institutional Class capital transactions	$—	$—	$22,201	$742	$(17)

(a)	The Fund changed its fiscal year end from December 31 to June 30.

(b)	Commencement of operations was February 28, 2005.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

72   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

	Multi-Cap Market Neutral Fund		Value Advantage Fund (a)(b)
	Year Ended 6/30/2007	Year Ended 6/30/2006	Year Ended 6/30/2007	Period Ended 6/30/2006	Period Ended 12/31/2005
SHARE TRANSACTIONS:
Class A
Issued	9,631	8,786	6,704	2,139	2,969
Reinvested	230	382	102	—	31
Redeemed	(9,099)	(9,872)	(1,496)	(459)	(156)
Change in Class A Shares	762	(704)	5,310	1,680	2,844
Class B
Issued	203	386	—	—	—
Reinvested	23	58	—	—	—
Redeemed	(574)	(838)	—	—	—
Change in Class B Shares	(348)	(394)	—	—	—
Class C
Issued	3,779	5,454	8,078	1,663	3,635
Reinvested	155	399	107	—	31
Redeemed	(5,545)	(9,891)	(886)	(288)	(141)
Change in Class C Shares	(1,611)	(4,038)	7,299	1,375	3,525
Select Class
Issued	59,506	57,687	1,725	171	229
Reinvested	244	1,267	12	—	2
Redeemed	(27,997)	(17,086)	(246)	(60)	(36)
Change in Select Class Shares	31,753	41,868	1,491	111	195
Institutional Class
Issued	—	—	1,207	45	34
Reinvested	—	—	9		— (c)
Redeemed	—	—	(54)	(1)	(33)
Change in Institutional Class Shares	—	—	1,162	44	1

(a)	The Fund changed its fiscal year end from December 31 to June 30.

(b)	Commencement of operations was February 28, 2005.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   73

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class A

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Capital Growth Fund
Year Ended June 30, 2007	$40.68	$(0.24	)(f)	$7.57	$7.33	$—	$(3.30)	$(3.30)
Period Ended June 30, 2006 (d)	39.13	(0.01	)(f)	1.56	1.55	—	—	—
Year Ended December 31, 2005	38.51	(0.23	)(f)	3.95	3.72	—	(3.10)	(3.10)
Year Ended December 31, 2004	37.47	(0.24	)(f)	6.49	6.25	—	(5.21)	(5.21)
Year Ended December 31, 2003	28.60	(0.34	)(f)	10.61	10.27	—	(1.40)	(1.40)
Year Ended December 31, 2002	40.10	(0.38	)(f)	(10.86)	(11.24)	—	(0.26)	(0.26)

Diversified Mid Cap Growth Fund
Year Ended June 30, 2007	24.85	(0.18	)(f)	4.41	4.23	—	(4.19)	(4.19)
Year Ended June 30, 2006	23.99	(0.10)		2.97	2.87	—	(2.01)	(2.01)
Year Ended June 30, 2005	21.84	(0.20)		2.35	2.15	—	—	—
Year Ended June 30, 2004	18.15	(0.14)		3.83	3.69	—	—	—
Year Ended June 30, 2003	18.24	(0.09)		—	(0.09)	—	—	—

Diversified Mid Cap Value Fund
Year Ended June 30, 2007	15.92	0.12	(f)	2.80	2.92	(0.14)	(2.85)	(2.99)
Year Ended June 30, 2006	19.15	0.12		1.49	1.61	(0.13)	(4.71)	(4.84)
Year Ended June 30, 2005	17.41	0.14		2.29	2.43	(0.14)	(0.55)	(0.69)
Year Ended June 30, 2004	13.54	0.06		3.87	3.93	(0.06)	—	(0.06)
Year Ended June 30, 2003	15.39	0.05		(1.14)	(1.09)	(0.05)	(0.71)	(0.76)

Growth Advantage Fund (e)
Year Ended June 30, 2007	6.63	(0.05	)(f)	1.60	1.55	—	—	—
Period Ended June 30, 2006 (d)	6.35	(0.01	)(f)	0.29	0.28	—	—	—
Year Ended December 31, 2005	5.74	(0.05	)(f)	0.66	0.61	—	—	—
Year Ended December 31, 2004	4.91	(0.03	)(f)	0.86	0.83	—	—	—
Year Ended December 31, 2003	3.57	(0.04	)(f)	1.38	1.34	—	—	—
Year Ended December 31, 2002	5.06	(0.05	)(f)	(1.44)	(1.49)	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	Prior to August 17, 2005, the Fund was named Mid Cap Growth Fund.

(f)	Calculated based upon average shares outstanding.

(g)	Includes interest expense for custody overdraft of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

74   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$ 44.71	19.01%	$526,157	1.14%		(0.59)%	1.14%	121%
40.68	3.96	470,613	1.14		(0.03)	1.17	63
39.13	9.77	458,716	1.17		(0.60)	1.17	119
38.51	16.90	441,000	1.35		(0.61)	1.37	122
37.47	36.10	412,000	1.35		(1.05)	1.46	68
28.60	(28.04)	330,000	1.35		(1.13)	1.38	93

24.89	18.65	480,084	1.24		(0.73)	1.36	119
24.85	12.20	451,565	1.24		(0.42)	1.41	112
23.99	9.84	436,185	1.24		(0.76)	1.37	119
21.84	20.33	544,217	1.22		(0.69)	1.33	48
18.15	(0.49)	409,354	1.24		(0.65)	1.41	71

15.85	19.66	212,613	1.22		0.73	1.33	47
15.92	9.45	225,776	1.24		0.70	1.36	52
19.15	14.17	238,939	1.22		0.78	1.33	67
17.41	29.06	231,511	1.19		0.40	1.31	24
13.54	(6.68)	175,561	1.24		0.39	1.35	99

8.18	23.38	49,782	1.36	(g)	(0.71)	1.66	159
6.63	4.41	71,538	1.35		(0.37)	1.90	81
6.35	10.63	54,737	1.35		(0.81)	1.75	140
5.74	16.90	54,000	1.35		(0.61)	1.79	118
4.91	37.53	58,000	1.35		(1.05)	1.77	69
3.57	(29.45)	53,000	1.35		(1.15)	1.62	39

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   75

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class A (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
Mid Cap Value Fund
Year Ended June 30, 2007	$24.73	$0.17		$4.21	$4.38	$(0.25)	$(1.15)	$(1.40)	$—
Period Ended June 30, 2006 (d)	23.28	0.14		1.31	1.45	—	—	—	—
Year Ended December 31, 2005	22.05	0.12	(f)	1.84	1.96	(0.12)	(0.61)	(0.73)	—
Year Ended December 31, 2004	18.62	0.07	(f)	3.71	3.78	(0.04)	(0.31)	(0.35)	—
Year Ended December 31, 2003	14.44	0.09	(f)	4.25	4.34	(0.05)	(0.11)	(0.16)	—
Year Ended December 31, 2002	14.10	0.07	(f)	0.31	0.38	(0.03)	(0.01)	(0.04)	—

Multi-Cap Market Neutral Fund
Year Ended June 30, 2007	10.98	0.37		0.20	0.57	(0.31)	—	(0.31)	—
Year Ended June 30, 2006	10.93	0.26		0.28	0.54	(0.17)	(0.32)	(0.49)	—	(g)
Year Ended June 30, 2005	10.61	0.04		0.40	0.44	—	(0.12)	(0.12)	—
Year Ended June 30, 2004	10.05	(0.05)		0.64	0.59	—	(0.03)	(0.03)	—
May 23, 2003 (e) through June 30, 2003	10.00	—	(g)	0.05	0.05	—	—	—	—

Value Advantage Fund
Year Ended June 30, 2007	17.17	0.26	(f)	3.42	3.68	(0.12)	(0.28)	(0.40)	—
Period Ended June 30, 2006 (d)	15.88	0.10	(f)	1.19	1.29	—	—	—	—
February 28, 2005 (e) through December 31, 2005	15.00	0.13	(f)	0.99	1.12	(0.06)	(0.18)	(0.24)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

76   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (including dividend expenses for securities sold short)	Net expenses (excluding dividend expenses for securities sold short)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expenses for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend expenses for securities sold short)	Portfolio turnover rate (b)
$ 27.71	18.21%	$3,822,632	1.25%	1.25%	0.71%	1.35%	1.35%	45%
24.73	6.23	3,001,515	1.25	1.25	1.15	1.39	1.39	20
23.28	8.87	2,822,767	1.25	1.25	0.54	1.39	1.39	45
22.05	20.32	1,333,000	1.25	1.25	0.34	1.60	1.60	41
18.62	30.07	275,000	1.25	1.25	0.51	1.65	1.65	32
14.44	2.68	26,000	1.25	1.25	0.50	1.70	1.70	51

11.24	5.27	204,059	2.69	1.50	3.32	3.10	1.91	96
10.98	5.14	190,855	2.60	1.50	2.38	3.02	1.92	121
10.93	4.23	197,816	2.39	1.50	0.58	2.75	1.86	198
10.61	5.83	114,731	2.38	1.50	(0.88)	2.73	1.85	257
10.05	0.50	25,478	2.48	1.50	(0.42)	3.05	2.07	—

20.45	21.58	201,151	1.25	1.25	1.36	1.41	1.41	77
17.17	8.12	77,691	1.25	1.25	1.16	1.67	1.67	55
15.88	7.46	45,163	1.25	1.25	1.02	1.82	1.82	90

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   77

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class B

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Capital Growth Fund
Year Ended June 30, 2007	$37.22	$(0.41	)(f)	$6.87	$6.46	$—	$(3.30)	$(3.30)
Period Ended June 30, 2006 (d)	35.89	(0.09	)(f)	1.42	1.33	—	—	—
Year Ended December 31, 2005	35.73	(0.40	)(f)	3.66	3.26	—	(3.10)	(3.10)
Year Ended December 31, 2004	35.27	(0.40	)(f)	6.07	5.67	—	(5.21)	(5.21)
Year Ended December 31, 2003	27.13	(0.48	)(f)	10.02	9.54	—	(1.40)	(1.40)
Year Ended December 31, 2002	38.24	(0.65	)(f)	(10.20)	(10.85)	—	(0.26)	(0.26)

Diversified Mid Cap Growth Fund
Year Ended June 30, 2007	21.59	(0.28	)(f)	3.76	3.48	—	(4.19)	(4.19)
Year Ended June 30, 2006	21.21	(0.70)		3.09	2.39	—	(2.01)	(2.01)
Year Ended June 30, 2005	19.44	(0.67)		2.44	1.77	—	—	—
Year Ended June 30, 2004	16.29	(0.28)		3.43	3.15	—	—	—
Year Ended June 30, 2003	16.48	(0.22)		0.03	(0.19)	—	—	—

Diversified Mid Cap Value Fund
Year Ended June 30, 2007	15.24	0.02	(f)	2.66	2.68	(0.06)	(2.85)	(2.91)
Year Ended June 30, 2006	18.54	0.03		1.43	1.46	(0.05)	(4.71)	(4.76)
Year Ended June 30, 2005	16.92	(0.01)		2.24	2.23	(0.06)	(0.55)	(0.61)
Year Ended June 30, 2004	13.21	(0.06)		3.77	3.71	—	—	—
Year Ended June 30, 2003	15.09	(0.05)		(1.12)	(1.17)	—	(0.71)	(0.71)

Growth Advantage Fund (e)
Year Ended June 30, 2007	6.33	(0.10	)(f)	1.53	1.43	—	—	—
Period Ended June 30, 2006 (d)	6.08	(0.03	)(f)	0.28	0.25	—	—	—
Year Ended December 31, 2005	5.54	(0.09)		0.63	0.54	—	—	—
Year Ended December 31, 2004	4.77	(0.07	)(f)	0.84	0.77	—	—	—
Year Ended December 31, 2003	3.49	(0.07	)(f)	1.35	1.28	—	—	—
Year Ended December 31, 2002	4.99	(0.08	)(f)	(1.42)	(1.50)	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	Prior to August 17, 2005, the Fund was named Mid Cap Growth Fund.

(f)	Calculated based upon average shares outstanding.

(g)	Includes interest expense for custody overdraft of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

78   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$40.38	18.41%	$20,189	1.64%		(1.09)%	1.64%	121%
37.22	3.71	28,031	1.64		(0.50)	1.66	63
35.89	9.23	34,126	1.67		(1.11)	1.67	119
35.73	16.31	51,000	1.85		(1.10)	1.88	122
35.27	35.37	61,000	1.85		(1.55)	1.96	68
27.13	(28.39)	59,000	1.85		(1.64)	1.89	93

20.88	17.93	123,779	1.86		(1.35)	1.86	119
21.59	11.51	155,268	1.89		(1.07)	1.91	112
21.21	9.10	195,917	1.96		(1.48)	1.98	119
19.44	19.34	238,738	1.97		(1.44)	1.98	48
16.29	(1.15)	226,174	1.99		(1.40)	2.06	71

15.01	18.89	53,843	1.83		0.13	1.83	47
15.24	8.89	59,652	1.84		0.09	1.86	52
18.54	13.40	68,550	1.90		(0.03)	1.93	67
16.92	28.08	69,874	1.94		(0.35)	1.96	24
13.21	(7.45)	57,501	1.99		(0.36)	2.00	99

7.76	22.59	1,501	2.06	(g)	(1.43)	2.17	159
6.33	4.11	1,230	2.05		(1.02)	2.40	81
6.08	9.75	1,359	2.05		(1.51)	2.24	140
5.54	16.14	3,000	2.05		(1.31)	2.29	118
4.77	36.68	3,000	2.05		(1.75)	2.33	69
3.49	(30.06)	3,000	2.05		(1.85)	2.32	39

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   79

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class B (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
Mid Cap Value Fund
Year Ended June 30, 2007	$24.21	$0.05		$4.12	$4.17	$(0.12)	$(1.15)	$(1.27)	$—
Period Ended June 30, 2006 (d)	22.86	0.08		1.27	1.35	—	—	—	—
Year Ended December 31, 2005	21.66	—	(f)(g)	1.81	1.81	—	(0.61)	(0.61)	—
Year Ended December 31, 2004	18.37	(0.06	)(f)	3.66	3.60	—	(0.31)	(0.31)	—
Year Ended December 31, 2003	14.32	(0.03	)(f)	4.19	4.16	—	(0.11)	(0.11)	—
Year Ended December 31, 2002	14.06	(0.04	)(f)	0.31	0.27	—	(0.01)	(0.01)	—

Multi-Cap Market Neutral Fund
Year Ended June 30, 2007	10.80	0.29		0.20	0.49	(0.22)	—	(0.22)	—
Year Ended June 30, 2006	10.76	0.17		0.28	0.45	(0.09)	(0.32)	(0.41)	—	(g)
Year Ended June 30, 2005	10.53	(0.02)		0.37	0.35	—	(0.12)	(0.12)	—
Year Ended June 30, 2004	10.04	(0.12)		0.64	0.52	—	(0.03)	(0.03)	—
May 23, 2003 (e) to June 30, 2003	10.00	(0.01)		0.05	0.04	—	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

80   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (including dividend expenses for securities sold short)	Net expenses (excluding dividend expenses for securities sold short)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expenses for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend expenses for securities sold short)	Portfolio turnover rate (b)
$ 27.11	17.65%	$237,745	1.75%	1.75%	0.20%	1.85%	1.85%	45%
24.21	5.91	229,998	1.75	1.75	0.64	1.89	1.89	20
22.86	8.36	233,396	1.77	1.77	(0.01)	1.89	1.89	45
21.66	19.60	173,000	1.90	1.90	(0.32)	2.10	2.10	41
18.37	29.06	68,000	1.95	1.95	(0.21)	2.19	2.19	32
14.32	1.94	14,000	2.00	2.00	(0.27)	2.49	2.49	51

11.07	4.56	24,974	3.44	2.25	2.60	3.60	2.41	96
10.80	4.33	28,129	3.35	2.25	1.63	3.52	2.42	121
10.76	3.40	32,280	3.17	2.28	(0.28)	3.36	2.47	198
10.53	5.14	29,222	3.13	2.25	(1.65)	3.43	2.55	257
10.04	0.40	12,389	3.23	2.25	(1.15)	3.68	2.70	—

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   81

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class C

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Capital Growth Fund
Year Ended June 30, 2007	$36.63	$(0.40	)(f)	$6.75	$6.35	$—	$(3.30)	$(3.30)
Period Ended June 30, 2006 (d)	35.32	(0.10	)(f)	1.41	1.31	—	—	—
Year Ended December 31, 2005	35.20	(0.38	)(f)	3.60	3.22	—	(3.10)	(3.10)
Year Ended December 31, 2004	34.81	(0.40	)(f)	6.00	5.60	—	(5.21)	(5.21)
Year Ended December 31, 2003	26.83	(0.47	)(f)	9.85	9.38	—	(1.40)	(1.40)
Year Ended December 31, 2002	37.82	(0.53	)(f)	(10.20)	(10.73)	—	(0.26)	(0.26)

Diversified Mid Cap Growth Fund
Year Ended June 30, 2007	23.57	(0.31	)(f)	4.14	3.83	—	(4.19)	(4.19)
Year Ended June 30, 2006	22.98	(0.43)		3.03	2.60	—	(2.01)	(2.01)
Year Ended June 30, 2005	21.07	(0.77)		2.68	1.91	—	—	—
Year Ended June 30, 2004	17.65	(0.31)		3.73	3.42	—	—	—
Year Ended June 30, 2003	17.86	(0.22)		0.01	(0.21)	—	—	—

Diversified Mid Cap Value Fund
Year Ended June 30, 2007	15.24	0.02	(f)	2.66	2.68	(0.06)	(2.85)	(2.91)
Year Ended June 30, 2006	18.54	0.06		1.40	1.46	(0.05)	(4.71)	(4.76)
Year Ended June 30, 2005	16.92	0.04		2.20	2.24	(0.07)	(0.55)	(0.62)
Year Ended June 30, 2004	13.21	(0.06)		3.77	3.71	—	—	—
Year Ended June 30, 2003	15.09	(0.03)		(1.14)	(1.17)	—	(0.71)	(0.71)

Growth Advantage Fund
Year Ended June 30, 2007	6.34	(0.11	)(f)	1.53	1.42	—	—	—
May 1, 2006 (e) through June 30, 2006 (d)	6.80	(0.04	)(f)	(0.42)	(0.46)	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Includes interest expense for custody overdraft of 0.02%.

SEE NOTES TO FINANCIAL STATEMENTS.

82   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$ 39.68	18.41%	$25,672	1.64%		(1.09)%	1.64%	121%
36.63	3.71	20,817	1.64		(0.56)	1.67	63
35.32	9.26	17,120	1.65		(1.07)	1.66	119
35.20	16.32	7,000	1.85		(1.09)	1.87	122
34.81	35.17	4,000	1.85		(1.55)	1.96	68
26.83	(28.39)	3,000	1.85		(1.63)	1.88	93

23.21	17.90	38,805	1.86		(1.35)	1.86	119
23.57	11.53	42,448	1.89		(1.07)	1.91	112
22.98	9.06	46,607	1.96		(1.48)	1.98	119
21.07	19.38	67,274	1.97		(1.44)	1.98	48
17.65	(1.18)	58,321	1.99		(1.40)	2.06	71

15.01	18.89	29,590	1.83		0.13	1.83	47
15.24	8.89	32,775	1.84		0.11	1.86	52
18.54	13.43	29,777	1.90		0.11	1.93	67
16.92	28.08	23,155	1.94		(0.35)	1.96	24
13.21	(7.38)	17,722	1.99		(0.35)	2.00	99

7.76	22.40	251	2.07	(g)	(1.49)	2.18	159
6.34	(6.76)	14	2.05		(1.32)	2.37	81

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   83

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class C (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
Mid Cap Value Fund
Year Ended June 30, 2007	$24.26	$0.05		$4.13	$4.18	$(0.12)	$(1.15)	$(1.27)	$—
Period Ended June 30, 2006 (d)	22.90	0.08		1.28	1.36	—	—	—	—
Year Ended December 31, 2005	21.70	—	(f)(g)	1.81	1.81	— (g)	(0.61)	(0.61)	—
Year Ended December 31, 2004	18.41	(0.06	)(f)	3.66	3.60	—	(0.31)	(0.31)	—
Year Ended December 31, 2003	14.35	(0.03	)(f)	4.20	4.17	— (g)	(0.11)	(0.11)	—
Year Ended December 31, 2002	14.09	(0.04	)(f)	0.31	0.27	—	(0.01)	(0.01)	—

Multi-Cap Market Neutral Fund
Year Ended June 30, 2007	10.80	0.29		0.20	0.49	(0.22)	—	(0.22)	—
Year Ended June 30, 2006	10.77	0.17		0.27	0.44	(0.09)	(0.32)	(0.41)	—	(g)
Year Ended June 30, 2005	10.53	(0.01)		0.37	0.36	—	(0.12)	(0.12)	—
Year Ended June 30, 2004	10.04	(0.10)		0.62	0.52	—	(0.03)	(0.03)	—
May 23, 2003 (e) through June 30, 2003	10.00	(0.01)		0.05	0.04	—	—	—	—

Value Advantage Fund
Year Ended June 30, 2007	17.10	0.17	(f)	3.38	3.55	(0.06)	(0.28)	(0.34)	—
Period Ended June 30, 2006 (d)	15.85	0.05	(f)	1.20	1.25	—	—	—	—
February 28, 2005 (e) through December 31, 2005	15.00	0.06	(f)	1.00	1.06	(0.03)	(0.18)	(0.21)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

84   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (including dividend expenses for securities sold short)	Net expenses (excluding dividend expenses for securities sold short)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expenses for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend expenses for securities sold short)	Portfolio turnover rate (b)
$ 27.17	17.64%	$818,261	1.75%	1.75%	0.20%	1.85%	1.85%	45%
24.26	5.94	790,689	1.75	1.75	0.64	1.89	1.89	20
22.90	8.34	822,366	1.76	1.76	0.01	1.89	1.89	45
21.70	19.56	483,000	1.90	1.90	(0.31)	2.10	2.10	41
18.41	29.09	103,000	1.95	1.95	(0.19)	2.19	2.19	32
14.35	1.94	9,000	2.00	2.00	(0.28)	2.51	2.51	51

11.07	4.56	187,546	3.44	2.25	2.60	3.60	2.41	96
10.80	4.25	200,403	3.35	2.25	1.61	3.52	2.42	121
10.77	3.50	243,243	3.15	2.26	(0.24)	3.35	2.46	198
10.53	5.14	186,136	3.13	2.25	(1.64)	3.40	2.55	257
10.04	0.40	54,094	3.23	2.25	(1.16)	3.68	2.70	—

20.31	20.93	247,794	1.75	1.75	0.87	1.91	1.91	77
17.10	7.89	83,777	1.75	1.75	0.64	2.17	2.17	55
15.85	7.03	55,875	1.75	1.75	0.47	2.39	2.39	90

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   85

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Capital Growth Fund
Year Ended June 30, 2007	$43.05	$(0.15	)(f)	$8.05	$7.90	$(0.01)	$(3.30)	$(3.31)
Period Ended June 30, 2006 (d)	41.36	0.04	(f)	1.65	1.69	—	—	—
Year Ended December 31, 2005	40.42	(0.13	)(f)	4.17	4.04	—	(3.10)	(3.10)
Year Ended December 31, 2004	38.95	(0.09	)(f)	6.77	6.68	—	(5.21)	(5.21)
Year Ended December 31, 2003	29.57	(0.21	)(f)	10.99	10.78	—	(1.40)	(1.40)
Year Ended December 31, 2002	41.26	(0.24	)(f)	(11.19)	(11.43)	—	(0.26)	(0.26)

Diversified Mid Cap Growth Fund
Year Ended June 30, 2007	25.81	(0.12	)(f)	4.60	4.48	—	(4.19)	(4.19)
Year Ended June 30, 2006	24.78	0.10		2.94	3.04	—	(2.01)	(2.01)
Year Ended June 30, 2005	22.50	(0.01)		2.29	2.28	—	—	—
Year Ended June 30, 2004	18.66	(0.10)		3.94	3.84	—	—	—
Year Ended June 30, 2003	18.70	(0.06)		0.02	(0.04)	—	—	—

Diversified Mid Cap Value Fund
Year Ended June 30, 2007	15.85	0.16	(f)	2.78	2.94	(0.17)	(2.85)	(3.02)
Year Ended June 30, 2006	19.07	0.17		1.49	1.66	(0.17)	(4.71)	(4.88)
Year Ended June 30, 2005	17.34	0.21		2.25	2.46	(0.18)	(0.55)	(0.73)
Year Ended June 30, 2004	13.48	0.10		3.86	3.96	(0.10)	—	(0.10)
Year Ended June 30, 2003	15.33	0.08		(1.14)	(1.06)	(0.08)	(0.71)	(0.79)

Growth Advantage Fund
Year Ended June 30, 2007	6.64	(0.04	)(f)	1.60	1.56	—	—	—
May 1, 2006 (e) through June 30, 2006 (d)	7.11	(0.01	)(f)	(0.46)	(0.47)	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Includes interest expense for custody overdraft of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

86   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$ 47.64	19.30%	$396,574	0.89%		(0.34)%	0.89%	121%
43.05	4.09	321,568	0.89		0.19	0.92	63
41.36	10.10	275,518	0.90		(0.33)	0.90	119
40.42	17.37	43,000	0.93		(0.21)	1.30	122
38.95	36.64	4,000	0.93		(0.63)	1.54	68
29.57	(27.71)	2,000	0.93		(0.71)	1.26	93

26.10	18.95	740,208	0.99		(0.48)	1.11	119
25.81	12.51	769,574	0.99		(0.19)	1.16	112
24.78	10.13	1,040,265	0.99		(0.50)	1.05	119
22.50	20.58	1,764,404	0.97		(0.44)	0.98	48
18.66	(0.21)	1,493,114	0.99		(0.40)	1.06	71

15.77	19.97	440,662	0.97		0.98	1.08	47
15.85	9.79	602,775	0.99		0.92	1.11	52
19.07	14.46	959,801	0.96		0.87	1.01	67
17.34	29.43	1,541,179	0.94		0.65	0.96	24
13.48	(6.48)	1,269,438	0.99		0.65	1.00	99

8.20	23.49	10,985	1.11	(g)	(0.50)	1.45	159
6.64	(6.61)	14	1.10		(0.37)	1.61	81

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   87

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
Mid Cap Equity Fund
Year Ended June 30, 2007	$34.51	$0.12		$6.13	$6.25	$(0.10)	$(2.73)	$(2.83)	$—
Period Ended June 30, 2006 (d)	32.87	0.14	(f)	1.64	1.78	(0.14)	—	(0.14)	—
Year Ended December 31, 2005	33.30	0.10	(f)	3.09	3.19	(0.09)	(3.53)	(3.62)	—
Year Ended December 31, 2004	31.18	0.14		5.85	5.99	(0.14)	(3.73)	(3.87)	—
Year Ended December 31, 2003	24.39	0.13		7.71	7.84	(0.13)	(0.92)	(1.05)	—
Year Ended December 31, 2002	29.51	0.13		(4.07)	(3.94)	(0.13)	(1.05)	(1.18)	—

Mid Cap Value Fund
Year Ended June 30, 2007	24.93	0.27		4.22	4.49	(0.31)	(1.15)	(1.46)	—
Period Ended June 30, 2006 (d)	23.44	0.17		1.32	1.49	—	—	—	—
Year Ended December 31, 2005	22.18	0.18	(f)	1.85	2.03	(0.16)	(0.61)	(0.77)	—
Year Ended December 31, 2004	18.70	0.12	(f)	3.74	3.86	(0.07)	(0.31)	(0.38)	—
Year Ended December 31, 2003	14.48	0.12	(f)	4.27	4.39	(0.06)	(0.11)	(0.17)	—
Year Ended December 31, 2002	14.14	0.14	(f)	0.27	0.41	(0.06)	(0.01)	(0.07)	—

Multi-Cap Market Neutral Fund
Year Ended June 30, 2007	11.04	0.36		0.25	0.61	(0.34)	—	(0.34)	—
Year Ended June 30, 2006	10.99	0.24		0.32	0.56	(0.19)	(0.32)	(0.51)	—	(g)
Year Ended June 30, 2005	10.64	0.07		0.40	0.47	—	(0.12)	(0.12)	—
Year Ended June 30, 2004	10.05	(0.04)		0.66	0.62	—	(0.03)	(0.03)	—
May 23, 2003 (e) through June 30, 2003	10.00	—	(g)	0.05	0.05	—	—	—	—

Value Advantage Fund
Year Ended June 30, 2007	17.22	0.31	(f)	3.43	3.74	(0.16)	(0.28)	(0.44)	—
Period Ended June 30, 2006 (d)	15.91	0.12	(f)	1.19	1.31	—	—	—	—
February 28, 2005 (e) through December 31, 2005	15.00	0.15	(f)	1.01	1.16	(0.07)	(0.18)	(0.25)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

88   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses (including dividend expenses for securities sold short)	Net expenses (excluding dividend expenses for securities sold short)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expenses for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend expenses for securities sold short)	Portfolio turnover rate (b)
$ 37.93	18.97%	$284,546	0.90%	0.90%	0.35%	1.09%	1.09%	82%
34.51	5.42	298,104	0.90	0.90	0.85	1.08	1.08	41
32.87	9.61	268,582	0.90	0.90	0.29	1.08	1.08	99
33.30	19.36	227,000	0.90	0.90	0.32	1.14	1.14	102
31.18	32.29	194,000	0.90	0.90	0.48	1.14	1.14	62
24.39	(13.39)	139,000	0.77	0.77	0.51	1.14	1.14	84

27.96	18.49	1,183,839	1.00	1.00	0.95	1.10	1.10	45
24.93	6.36	1,255,960	1.00	1.00	1.40	1.14	1.14	20
23.44	9.16	1,222,881	1.00	1.00	0.80	1.13	1.13	45
22.18	20.67	485,000	1.00	1.00	0.60	1.20	1.20	41
18.70	30.34	76,000	1.00	1.00	0.74	1.24	1.24	32
14.48	2.90	14,000	1.00	1.00	0.96	1.71	1.71	51

11.31	5.59	1,852,145	2.44	1.25	3.55	2.85	1.66	96
11.04	5.36	1,457,434	2.35	1.25	2.71	2.77	1.67	121
10.99	4.50	991,169	2.14	1.25	0.78	2.44	1.55	198
10.64	6.13	629,820	2.13	1.25	(0.63)	2.42	1.54	257
10.05	0.50	196,513	2.23	1.25	(0.16)	2.71	1.73	—

20.52	21.89	36,884	1.00	1.00	1.62	1.16	1.16	77
17.22	8.23	5,275	1.00	1.00	1.42	1.42	1.42	55
15.91	7.71	3,107	1.00	1.00	1.14	1.87	1.87	90

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   89

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Institutional Class

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Mid Cap Value Fund
Year Ended June 30, 2007	$25.10	$0.30		$4.29	$4.59	$(0.37)	$(1.15)	$(1.52)
Period Ended June 30, 2006 (d)	23.58	0.20		1.32	1.52	—	—	—
Year Ended December 31, 2005	22.30	0.24	(f)	1.86	2.10	(0.21)	(0.61)	(0.82)
Year Ended December 31, 2004	18.77	0.17	(f)	3.77	3.94	(0.10)	(0.31)	(0.41)
Year Ended December 31, 2003	14.52	0.17	(f)	4.27	4.44	(0.08)	(0.11)	(0.19)
Year Ended December 31, 2002	14.14	0.15	(f)	0.30	0.45	(0.06)	(0.01)	(0.07)

Value Advantage Fund
Year Ended June 30, 2007	17.16	0.39	(f)	3.38	3.77	(0.18)	(0.28)	(0.46)
Period Ended June 30, 2006 (d)	15.83	0.25	(f)	1.08	1.33	—	—	—
February 28, 2005 (e) through December 31, 2005	15.00	0.11		0.99	1.10	(0.09)	(0.18)	(0.27)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

90   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$ 28.17	18.82%	$2,566,230	0.75%	1.21%	0.95%	45%
25.10	6.45	2,009,351	0.75	1.65	0.99	20
23.58	9.42	1,915,393	0.75	1.02	0.98	45
22.30	20.99	1,215,000	0.75	0.83	1.05	41
18.77	30.62	334,000	0.75	1.00	1.07	32
14.52	3.23	59,000	0.75	1.01	1.22	51

20.47	22.16	24,710	0.75	1.97	1.00	77
17.16	8.40	773	0.75	3.03	1.25	55
15.83	7.32	20	0.75	0.87	3.01	90

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   91

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Ultra Class

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Diversified Mid Cap Growth Fund
Year Ended June 30, 2007	$25.85	$(0.09	)(e)	$4.62	$4.53	$—	$(4.19)	$(4.19)
Year Ended June 30, 2006	24.79	(0.07)		3.14	3.07	—	(2.01)	(2.01)
February 22, 2005 (d) through June 30, 2005	23.72	(0.04)		1.11	1.07	—	—	—

Diversified Mid Cap Value Fund
Year Ended June 30, 2007	15.85	0.17	(e)	2.80	2.97	(0.20)	(2.85)	(3.05)
Year Ended June 30, 2006	19.08	0.18		1.49	1.67	(0.19)	(4.71)	(4.90)
February 22, 2005 (d) through June 30, 2005	18.06	0.11		1.02	1.13	(0.11)	—	(0.11)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of offering of class of shares.

(e)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

92   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$ 26.19	19.13%	$2,749	0.86%	(0.34)%	0.86%	119%
25.85	12.63	15,333	0.88	(0.06)	0.91	112
24.79	4.51	11,641	0.88	(0.44)	0.90	119

15.77	20.13	2,672	0.83	1.05	0.83	47
15.85	9.89	7,787	0.84	1.09	0.86	52
19.08	6.25	12,499	0.81	1.67	0.87	67

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   93

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2007

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trusts dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), an open-end management investment company, was organized as a Massachusetts business trust on September 23, 1997.

J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”), an open-end management investment company, was organized as a Maryland corporation on August 19, 1997.

The funds covered by this report are series of JPM I, JPM II, JPMMFIT and JPMFMFG (collectively, the “Trusts”) as noted below.

The following are 8 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust
Capital Growth Fund	Class A, Class B, Class C and Select Class	JPMI
Diversified Mid Cap Growth Fund	Class A, Class B, Class C, Select Class and Ultra	JPM II
Diversified Mid Cap Value Fund	Class A, Class B, Class C, Select Class and Ultra	JPM II
Growth Advantage Fund	Class A, Class B, Class C and Select Class	JPMMFIT
Mid Cap Equity Fund	Select Class	JPM I
Mid Cap Value Fund	Class A, Class B, Class C, Select Class and Institutional Class	JPMFMFG
Multi-Cap Market Neutral Fund	Class A, Class B, Class C and Select Class	JPM II
Value Advantage Fund	Class A, Class C, Select Class and Institutional Class	JPM I

All share classes of the Diversified Mid Cap Value Fund and Mid Cap Value Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of these funds unless they meet certain requirements as described in their prospectus.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge. Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Select Class, Institutional Class and Ultra Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to contingent deferred sales charges as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturities in less than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent

94   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

B. Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

C. Repurchase Agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

D. Futures Contracts — The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade.

As of June 30, 2007, the Funds do not have any outstanding future contracts.

E. Short Sales — The Multi-Cap Market Neutral Fund may engage in short sales (selling securities it does not own in anticipation of a decline in the market value of the security) as part of its normal investment activities. These short sales are collateralized by cash deposits and securities. The collateral required is determined daily by reference to the market value of the short positions. The Fund is subject to risk of loss if the applicable counterparty were to fail to perform its obligations under the contractual terms. Dividend expense on securities sold short is treated as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amount shown in the accompanying Statement of Assets and Liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates.

F. Securities Lending — To generate additional income, each Fund, except for Multi-Cap Market Neutral Fund and Value Advantage Fund, may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (“U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB, acting as agent for the Funds, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Funds retain the interest on cash collateral investments but are required to pay the borrower a portion of such interest for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Funds. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. For the year ended June 30, 2007, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of the non-U.S. securities, respectively.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   95

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2007 (continued)

indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

As of June 30, 2007, the following Funds had securities with the following market values on loan, received the following collateral and for the year then ended, these Funds paid the following amounts to related party affiliates (amounts in thousands):

	Lending Agent Fees Paid	Market Value of Collateral	Market Value of Loaned Securities
Capital Growth Fund	$61	$142,456	$140,663
Diversified Mid Cap Growth Fund	89	202,906	199,568
Diversified Mid Cap Value Fund	37	50,158	49,100
Growth Advantage Fund	5	6,585	6,546
Mid Cap Equity Fund	10	13,961	13,807
Mid Cap Value Fund	198	214,916	210,342

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions

H. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

I. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

J. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

K. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid annually, except for the Diversified Mid Cap Growth, Diversified Mid Cap Value and Mid Cap Equity Funds, which are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

96   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Capital Growth Fund	$(56)	$4,555	$(4,499)
Diversified Mid Cap Growth Fund	34,836	9,048	(43,884)
Diversified Mid Cap Value Fund	(39)	868	(829)
Growth Advantage Fund	(498)	498	— (a)
Mid Cap Equity Fund	(45)	(173)	218
Mid Cap Value Fund	(2,106)	(4,653)	6,759
Multi-Cap Market Neutral Fund	(17)	1,088	(1,071)
Value Advantage Fund	(11)	(922)	933

(a)	Amount rounds to less than $1,000

The reclassifications for the Funds relate primarily to the differences in character for tax purposes of distributions received from investments in real estate investment trusts, tax net operating losses, investments in partnerships (for Value Advantage Fund and Diversified Mid Cap Value Fund), non-taxable special dividends, write off of capital loss carryovers acquired from merger (for Capital Growth Fund), dividend expense for securities sold short (for Multi-Cap Market Neutral Fund) and equalization (for Diversified Mid Cap Growth Fund).

L. New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management continues to evaluate the application of the Interpretation to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds’ financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Funds’ financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to separate Amended and Restated Investment Advisory Agreements, J.P. Morgan Investment Management Inc. (“JPMIM”) acts as the investment advisor to the Capital Growth Fund, Growth Advantage Fund, Mid Cap Equity Fund, Mid Cap Value Fund and Value Advantage Fund and JPMorgan Investment Advisors Inc. (“JPMIA”, and together with JPMIM, each an “Advisor”) acts as the investment advisor to the Diversified Mid Cap Growth Fund, Diversified Mid Cap Value Fund and Multi-Cap Market Neutral Fund. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIA is an indirect, wholly-owned subsidiary of JPMorgan. The Advisors supervise the investments of each respective Fund and for such services are paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Capital Growth Fund	0.40%
Diversified Mid Cap Growth Fund	0.65
Diversified Mid Cap Value Fund	0.65
Growth Advantage Fund	0.65
Mid Cap Equity Fund	0.65
Mid Cap Value Fund	0.65
Multi-Cap Market Neutral Fund	1.25
Value Advantage Fund	0.65

The Advisors waived and/or reimbursed Investment Advisory fees as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or their affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisor or their affiliates.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   97

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2007 (continued)

The amounts of these waivers/reimbursements resulting from investments in the money market funds for the year ended June 30, 2007 were as follows (in thousands):

Capital Growth Fund	$29
Diversified Mid Cap Growth Fund	23
Diversified Mid Cap Value Fund	28
Growth Advantage Fund	1
Mid Cap Equity Fund	13
Mid Cap Value Fund	511
Multi-Cap Market Neutral Fund	177
Value Advantage Fund	84

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“the Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C
Capital Growth Fund	0.25%	0.75%	0.75%
Diversified Mid Cap Growth Fund	0.25	0.75	0.75
Diversified Mid Cap Value Fund	0.25	0.75	0.75
Growth Advantage Fund	0.25	0.75	0.75
Mid Cap Value Fund	0.25	0.75	0.75
Multi-Cap Market Neutral Fund	0.25	0.75	0.75
Value Advantage Fund	0.25	n/a	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the contingent deferred sales charges (“CDSC”) from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2007, the Distributor retained the following amounts (in thousands):

	Front-end Sales Charge	CDSC
Capital Growth Fund	$22	$22
Diversified Mid Cap Growth Fund	18	129
Diversified Mid Cap Value Fund	7	72
Growth Advantage Fund	4	11
Mid Cap Value Fund	51	300
Multi-Cap Market Neutral Fund	27	86
Value Advantage Fund	166	17

(a)	Amount rounds to less than $1,000

98   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Ultra Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Select Class	Institutional Class
Capital Growth Fund	0.25%	0.25%	0.25%	0.25%	n/a
Diversified Mid Cap Growth Fund	0.25	0.25	0.25	0.25	n/a
Diversified Mid Cap Value Fund	0.25	0.25	0.25	0.25	n/a
Growth Advantage Fund	0.25	0.25	0.25	0.25	n/a
Mid Cap Equity Fund	n/a	n/a	n/a	0.25	n/a
Mid Cap Value Fund	0.25	0.25	0.25	0.25	0.10%
Multi-Cap Market Neutral Fund	0.25	0.25	0.25	0.25	n/a
Value Advantage Fund	0.25	n/a	0.25	0.25	0.10

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense on short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Select Class	Institutional Class	Ultra
Capital Growth Fund	1.35%	1.85%	1.85%	0.93%	n/a	n/a
Diversified Mid Cap Growth Fund	1.24	1.99	1.99	0.99	n/a	0.89%
Diversified Mid Cap Value Fund	1.24	1.99	1.99	0.99	n/a	0.84
Growth Advantage Fund	1.35	2.05	2.05	1.10	n/a	n/a
Mid Cap Equity Fund	n/a	n/a	n/a	1.00	n/a	n/a
Mid Cap Value Fund	1.25	2.00	2.00	1.00	0.75%	n/a
Multi-Cap Market Neutral Fund	1.75	2.50	2.50	1.50	n/a	n/a
Value Advantage Fund	1.25	n/a	1.75	1.00	0.75	n/a

The contractual expense limitation agreements were in effect for the year ended June 30, 2007. The expense limitation percentages in the table above are in place until at least October 31, 2007.

For the year ended June 30, 2007, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Diversified Mid Cap Growth Fund	$—	$—	$1,384	$1,384
Diversified Mid Cap Value Fund	—	10	652	662
Growth Advantage Fund	66	15	142	223
Mid Cap Equity Fund	—	—	249	249
Mid Cap Value Fund	5,280	1,382	2,291	8,953
Multi-Cap Market Neutral Fund	1	—	3,015	3,016
Value Advantage Fund	460	58	11	529

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   99

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2007 (continued)

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Diversified Mid Cap Value Fund	$—	$1	$124	$125
Mid Cap Equity Fund	—	33	260	293
Mid Cap Value Fund	786	205	—	991
Multi-Cap Market Neutral Fund	3,087	274	1,677	5,038

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the year ended June 30, 2007 the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2007, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Capital Growth Fund	$1,056,476	$1,074,954	$—	$—
Diversified Mid Cap Growth Fund	1,578,946	1,882,174	—	—
Diversified Mid Cap Value Fund	396,582	725,208	—	—
Growth Advantage Fund	114,256	140,415	—	—
Mid Cap Equity Fund	234,278	297,873	—	—
Mid Cap Value Fund	3,496,326	3,598,944	—	—
Multi-Cap Market Neutral Fund	1,849,590	1,843,991	2,159,023	2,088,589
Value Advantage Fund	460,546	221,053	—	—

During the year ended June 30, 2007, there were no purchases or sales of U.S. Government securities.

100   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2007 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Capital Growth Fund	$932,495	$192,480	$9,900	$182,580
Diversified Mid Cap Growth Fund	1,359,468	254,794	13,352	241,442
Diversified Mid Cap Value Fund	627,525	174,497	6,151	168,346
Growth Advantage Fund	55,548	13,419	272	13,147
Mid Cap Equity Fund	234,796	66,431	2,341	64,090
Mid Cap Value Fund	7,117,120	1,775,980	61,981	1,713,999
Multi-Cap Market Neutral Fund	1,839,164	389,462	41,515	347,947
Value Advantage Fund	475,185	45,295	5,714	39,581

For all of the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals, return of capital from investments in real estate investment trusts, investments in partnerships and non-taxable special dividends.

The tax character of distributions paid during the fiscal year ended June 30, 2007 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long-term Capital gains	Total Distributions Paid
Capital Growth Fund	$10,997	$55,798	$66,795
Diversified Mid Cap Growth Fund	30,732	181,841	212,573
Diversified Mid Cap Value Fund	19,413	134,174	153,587
Mid Cap Equity Fund	5,748	18,083	23,831
Mid Cap Value Fund	212,636	214,734	427,370
Multi-Cap Market Neutral Fund	61,166	—	61,166
Value Advantage Fund	5,857	156	6,013

The tax character of distributions paid during the period ended June 30, 2006 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long-term Capital gains	Total Distributions Paid
Diversified Mid Cap Growth Fund	$—	$130,943	$130,943
Diversified Mid Cap Value Fund	39,572	272,077	311,649
Mid Cap Equity Fund	1,227	—	1,227
Multi-Cap Market Neutral Fund	26,515	48,186	74,701

The tax character of distributions paid during the fiscal year ended December 31, 2005 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long-term Capital gains	Total Distributions Paid
Capital Growth Fund	$5,585	$51,737	$57,322
Mid Cap Equity Fund	7,528	20,249	27,777
Mid Cap Value Fund	136,842	82,699	219,541
Value Advantage Fund	1,391	6	1,397

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   101

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2007 (continued)

At June 30, 2007, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-term Capital Gain or (Tax Basis Loss Carryover)	Unrealized Appreciation (Depreciation)
Capital Growth Fund	$24,216	$48,807	$182,580
Diversified Mid Cap Growth Fund	34,338	122,540	241,442
Diversified Mid Cap Value Fund	13,095	107,430	168,346
Growth Advantage Fund	—	(232,374)	13,150
Mid Cap Equity Fund	6,188	23,588	64,090
Mid Cap Value Fund	47,254	367,854	1,713,999
Multi-Cap Market Neutral Fund	36,079	(43,987)	171,955
Value Advantage Fund	19,929	5,913	39,581

For the Funds, the cumulative timing differences primarily consist of wash sale loss deferrals, deferred compensation, distributions payable, return of capital from investments in real estate investment trusts, non-taxable special dividends, investments in partnerships, short sales wash sales less deferrals, post October loss deferrals and unsettled short sale loss deferrals (for Multi-Cap Market Neutral Fund).

As of June 30, 2007, the following Funds had net capital loss carryforwards, which are available to offset future realized gains (amounts in thousands):

	2009	2010		2011	2015	Total
Capital Growth Fund	$—	$338	*	$—	$—	$338
Growth Advantage Fund	201,483	28,364		2,527	—	232,374
Multi-Cap Market Neutral Fund	—	—		—	43,987	43,987

*	Subject to limitation under Code sections 381–384.

During the year ended June 30, 2007, the Funds utilized capital loss carryforwards as follows (amounts in thousands):

Capital Growth Fund	$113
Growth Advantage Fund	10,523

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2007, the Funds deferred to July 1, 2007 post October capital losses of (amounts in thousands):

Capital Losses
Multi-Cap Market Neutral Fund	$24,935

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 20, 2007.

102   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

The Funds do not have outstanding borrowings from another fund or from the unsecured, uncommitted credit facility as of year ended June 30, 2007. Average borrowings from the Facility for the year ended June 30, 2007, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Used	Interest Paid
Capital Growth Fund	$641	2	$—	(a)
Diversified Mid Cap Growth Fund	2,221	27	9
Diversified Mid Cap Value Fund	3,175	4	2
Growth Advantage Fund	1,515	21	5
Mid Cap Equity Fund	1,789	19	5

(a)	Amounts rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest Expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

From time to time, the Funds’ investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (BOIA), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (the SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the SEC Order) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

In addition, on August 30, 2005, the commissioner of the West Virginia Securities Division entered a Summary Cease and Desist Order and Notice of Right to Hearing with respect to JPMorgan Investment Advisors Inc. and JPMorgan Chase & Co. In June 2007, the matter, which generally related to the same facts that were the subject of the SEC Order and NYAG settlement discussed above, was settled, and the West Virginia Order will be vacated.

JPM II and its Funds will be reimbursed for all costs associated with these matters to ensure that JPM II and its Funds incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   103

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2007 (continued)

and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. To the extent that a Reduced Rate Fund merges into another Fund, the Reduced Rate is required to carry forward and apply with respect to the acquiring Fund.

104   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of
J.P. Morgan Mutual Fund Investment Trust, J.P. Morgan Fleming Mutual Fund Group, Inc.,
JPMorgan Trust I and JPMorgan Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Funds indicated in Note 1 of the financial statements (hereafter collectively referred to as the “Funds”) at June 30, 2007, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
August 23, 2007

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   105

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	140	None.

Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	140	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	140	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	140
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	140	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	140	None.

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	140	Trustee, Carleton College (2003–present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	140	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

106   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	140	Director, American University in Cairo.

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	140	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	140	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	140	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	140
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (140 funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   107

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Stephen M. Benham (1959), Secretary (2005)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004.

Stephanie J. Dorsey (1969), Treasurer (2005)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2005)*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; from 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Ellen W. O’Brien (1957), Assistant Secretary (2005)**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005.

Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971) Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston, MA 02108.

108   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
June 30, 2007

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2007, and continued to hold your shares at the end of the reporting period, June 30, 2007.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2007	Ending Account Value, June 30, 2007	Expenses Paid During January 1, 2007 to June 30, 2007*	Annualized Expense Ratio
Capital Growth Fund
Class A
Actual	$1,000.00	$1,116.40	$5.93	1.13%
Hypothetical	1,000.00	1,019.19	5.66	1.13
Class B
Actual	1,000.00	1,113.90	8.54	1.63
Hypothetical	1,000.00	1,016.71	8.15	1.63
Class C
Actual	1,000.00	1,113.70	8.54	1.63
Hypothetical	1,000.00	1,016.71	8.15	1.63
Select Class
Actual	1,000.00	1,117.80	4.62	0.88
Hypothetical	1,000.00	1,020.43	4.41	0.88

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   109

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment at Beginning of Period
June 30, 2007

	Beginning Account Value, January 1, 2007	Ending Account Value, June 30, 2007	Expenses Paid During January 1, 2007 to June 30, 2007*	Annualized Expense Ratio
Diversified Mid Cap Growth Fund
Class A
Actual	$1,000.00	$1,115.60	$ 6.50	1.24%
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class B
Actual	1,000.00	1,112.40	9.79	1.87
Hypothetical	1,000.00	1,015.52	9.35	1.87
Class C
Actual	1,000.00	1,112.10	9.79	1.87
Hypothetical	1,000.00	1,015.52	9.35	1.87
Select Class
Actual	1,000.00	1,116.80	5.20	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99
Ultra
Actual	1,000.00	1,117.80	4.57	0.87
Hypothetical	1,000.00	1,020.48	4.36	0.87

Diversified Mid Cap Value Fund
Class A
Actual	1,000.00	1,078.10	6.29	1.22
Hypothetical	1,000.00	1,018.74	6.11	1.22
Class B
Actual	1,000.00	1,075.20	9.36	1.82
Hypothetical	1,000.00	1,015.77	9.10	1.82
Class C
Actual	1,000.00	1,075.20	9.36	1.82
Hypothetical	1,000.00	1,015.77	9.10	1.82
Select Class
Actual	1,000.00	1,079.80	5.00	0.97
Hypothetical	1,000.00	1,019.98	4.86	0.97
Ultra
Actual	1,000.00	1,079.90	4.23	0.82
Hypothetical	1,000.00	1,020.73	4.11	0.82

Growth Advantage Fund
Class A
Actual	1,000.00	1,126.70	7.17	1.36
Hypothetical	1,000.00	1,018.05	6.80	1.36
Class B
Actual	1,000.00	1,123.00	10.90	2.07
Hypothetical	1,000.00	1,014.53	10.34	2.07
Class C
Actual	1,000.00	1,123.50	10.90	2.07
Hypothetical	1,000.00	1,014.53	10.34	2.07
Select Class
Actual	1,000.00	1,127.90	5.86	1.11
Hypothetical	1,000.00	1,019.29	5.56	1.11

110   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

	Beginning Account Value, January 1, 2007	Ending Account Value, June 30, 2007	Expenses Paid During January 1, 2007 to June 30, 2007*	Annualized Expense Ratio
Mid Cap Equity Fund
Select Class
Actual	$1,000.00	$1,097.80	$ 4.68	0.90%
Hypothetical	1,000.00	1,020.33	4.51	0.90

Mid Cap Value Fund
Class A
Actual	1,000.00	1,075.70	6.43	1.25
Hypothetical	1,000.00	1,018.60	6.26	1.25
Class B
Actual	1,000.00	1,073.20	9.00	1.75
Hypothetical	1,000.00	1,016.12	8.75	1.75
Class C
Actual	1,000.00	1,073.10	9.00	1.75
Hypothetical	1,000.00	1,016.12	8.75	1.75
Select Class
Actual	1,000.00	1,076.60	5.15	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00
Institutional Class
Actual	1,000.00	1,078.10	3.86	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75

Multi-Cap Market Neutral Fund
Class A
Actual	1,000.00	1,025.50	14.01	2.79
Hypothetical	1,000.00	1,010.96	13.91	2.79
Class B
Actual	1,000.00	1,022.20	17.85	3.56
Hypothetical	1,000.00	1,007.14	17.72	3.56
Class C
Actual	1,000.00	1,022.20	17.80	3.55
Hypothetical	1,000.00	1,007.19	17.67	3.55
Select Class
Actual	1,000.00	1,027.20	12.77	2.54
Hypothetical	1,000.00	1,012.20	12.67	2.54

Value Advantage Fund
Class A
Actual	1,000.00	1,077.40	6.44	1.25
Hypothetical	1,000.00	1,018.60	6.26	1.25
Class C
Actual	1,000.00	1,074.60	9.00	1.75
Hypothetical	1,000.00	1,016.12	8.75	1.75
Select Class
Actual	1,000.00	1,078.90	5.15	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00
Institutional Class
Actual	1,000.00	1,080.20	3.87	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period).

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   111

TAX LETTER
(Unaudited)

Certain tax information for the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2007. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2007. The information necessary to complete your income tax returns for the calendar year ending December 31, 2007 will be received under separate cover.

Dividend Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended June 30, 2007:

Dividend Received Deduction
Capital Growth Fund	62.67%
Diversified Mid Cap Growth Fund	37.44
Diversified Mid Cap Value Fund	49.65
Mid Cap Equity Fund	52.72
Mid Cap Value Fund	68.92
Multi-Cap Market Neutral Fund	36.29
Value Advantage Fund	22.35

Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2007, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Capital Growth Fund	$3,459
Diversified Mid Cap Growth Fund	7,825
Diversified Mid Cap Value Fund	19,413
Mid Cap Equity Fund	5,749
Mid Cap Value Fund	116,673
Multi-Cap Market Neutral Fund	17,239
Value Advantage Fund	2,548

Short Term Capital Gain Designation

For the fiscal year ended June 30, 2007, the Funds designate the following amounts of ordinary distributions paid during the Funds’ fiscal year that are from qualified short-term capital gain (amounts in thousands):

Qualified Short-Term Gain
Capital Growth Fund	$10,923
Diversified Mid Cap Growth Fund	30,732
Diversified Mid Cap Value Fund	11,499
Mid Cap Equity Fund	4,921
Mid Cap Value Fund	127,417
Value Advantage Fund	4,278

Long Term Capital Gain Designation — 15%

The Funds hereby designate the following amounts as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax returns for the fiscal year ended June 30, 2007 (amounts in thousands):

Long-Term Capital Gain Distribution
Capital Growth Fund	$55,798
Diversified Mid Cap Growth Fund	195,726
Diversified Mid Cap Value Fund	134,174
Mid Cap Equity Fund	18,083
Mid Cap Value Fund	214,734
Value Advantage Fund	156

112   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. June 2007.	AN-MC-607

ANNUAL REPORT     JUNE 30, 2007

JPMorgan Funds

Large Cap

Funds

JPMorgan Disciplined Equity Fund
JPMorgan Equity Income Fund
JPMorgan Equity Income II Fund
JPMorgan Growth and Income Fund
JPMorgan Large Cap Growth Fund
JPMorgan Large Cap Value Fund
JPMorgan U.S. Equity Fund
JPMorgan U.S. Large Cap Core Plus Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Disciplined Equity Fund	2
JPMorgan Equity Income Fund	4
JPMorgan Equity Income II Fund	6
JPMorgan Growth and Income Fund	8
JPMorgan Large Cap Growth Fund	10
JPMorgan Large Cap Value Fund	12
JPMorgan U.S. Equity Fund	14
JPMorgan U.S. Large Cap Core Plus Fund	16
Schedules of Portfolio Investments	19
Financial Statements	48
Financial Highlights	64
Notes to Financial Statements	88
Report of Independent Registered Public Accounting Firm	100
Trustees	101
Officers	103
Schedule of Shareholder Expenses	104
Tax Letter	107

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 6, 2007 (Unaudited)

Dear Shareholder:

We are pleased to present this annual report for the JPMorgan Large Cap Funds for the period ended June 30, 2007. Inside, you’ll find information detailing the performance of the Funds, along with reports from the portfolio managers.

“Residential construction activity has declined significantly within the last year, and we continue to look for weakness in housing-related employment and consumer spending.”

The 12-month period began with the financial markets absorbing the 17th consecutive interest-rate increase from the Federal Reserve (Fed). That 25-basis-point hike, initiated on June 29, 2006, lifted the fed funds target to 5.25%, where it remained for the next 12 months.

After the Fed’s decision to halt its rate-tightening campaign in August 2006, the financial markets initially speculated that the Fed’s next move would be an easing. A sharp slowdown in the housing market combined with declines in manufacturing activity had triggered the Fed’s pause, and investors anticipated that the resulting slowdown in gross domestic product (GDP) growth would prompt a rate cut.

This sentiment slowly unraveled throughout the rest of the year, though, as the Fed remained on hold. The economy had its ups and downs, but generally held up better than most observers expected, which reduced the chances for a change in monetary policy. What’s more, inflation pressures continued to irritate the Fed and diminish the prospects for a rate cut.

Stocks roll over roadblocks

Nevertheless, no challenge seemed too great for the U.S. stock market — not the sharp, but short-lived, China-market-inspired correction of late February; not the anemic first-quarter 2007 GDP growth rate of 0.7%; not the growing fallout from housing-market weakness; not the increasing default rate tied to the sub-prime mortgage market; and not the Fed’s persistent inflation warnings.

Despite these obstacles, the U.S. stock market posted strong returns for the 12-month period. U.S. stocks, as measured by the S&P 500 Index, posted a return of 20.59% for the one-year period. Among the capitalization universes, the Russell Midcap Index was the top performer, returning 20.83% for the period. Large-cap stocks followed, with a return of 20.43%, as measured by the Russell 1000 Index, while the small-cap Russell 2000 Index returned 16.43%. In terms of style, there was only a modest difference in the performance of value stocks versus growth stocks. Overall, value stocks maintained a slight performance edge in the large- and mid-cap universes, while growth stocks prevailed in the small-cap universe.

Investors generally pointed to abundant liquidity and robust merger-and-acquisition activity, including private equity deals, as drivers of stock market gains. In addition, optimism regarding continued, albeit slow, economic growth, a healthy global economy, higher-than-expected corporate earnings growth, and modest core inflation data provided support.

Volatility resurfaces

A bout of volatility late in the fiscal year reminded investors of the challenges lingering in the market. Rising bond yields and anxiety regarding credit quality helped push stock market returns into negative territory during June.

In early June, the re-rating of U.S. growth prospects caused Treasury yields to move sharply higher, and significant losses for two Bear Stearns structured-credit hedge funds led to jitters regarding credit quality in the leveraged and sub-investment-grade loan markets. Furthermore, although the fed funds target remained unchanged, the Fed affirmed a tightening bias. The market changed its expectations for future Fed policy. Whereas market participants previously had expected the Fed to cut rates during the second half of 2007, it ended the period convinced that the Fed would remain on hold for the rest of the year.

Economy continues to grow, but at a sub-par pace

Overall, economic growth should remain at a below-trend pace of approximately 2.1% for 2007 as a whole. Residential construction activity has declined significantly over the last year, and we continue to look for weakness in housing-related employment and consumer spending. Although this may lead to some periods of unease ahead, we would view such spillovers as positive from a long-term perspective, because they would provide a conclusive arrest of the inflation threat and a decisive shift in the Fed’s monetary policy bias.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely,

George C.W. Gatch
President
JPMorgan Funds

  JUNE 30, 2007        JPMORGAN LARGE CAP FUNDS  1

JPMorgan Disciplined Equity Fund

FUND COMMENTARY
AS OF JUNE 30, 2007 (Unaudited)

FUND FACTS

Fund Inception	January 3, 1997
Fiscal Year End	June 30
Net Assets as of 6/30/2007 (In Thousands)	$320,932
Primary Benchmark	S&P 500 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Disciplined Equity Fund, which seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the S&P 500 Index, returned 22.34%* (Institutional Class Shares) over the 12 months ended June 30, 2007, compared to the 20.59% return for the S&P 500 Index over the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to stock selection in the pharmaceutical/medical technology, consumer cyclical and industrial cyclical sectors. Schering-Plough Corp., a top contributor to performance, saw shares rally as the company posted better-than-expected earnings in the fourth quarter of 2006 and first quarter of 2007, boosted by strong sales in a number of its drug franchises coupled with reduced manufacturing costs. Edison International, an electric utility, also contributed to performance as the company reported higher 2006 earnings in the period due to advances in system reliability, renewable energy, advanced metering and energy efficiency, despite sector-wide concerns about inflation and rising interest rates. Johnson Controls Inc., an auto parts manufacturer, continued to outperform in the period as the company reported a string of impressive earnings over the past few quarters due to better operational efficiencies across most of its business lines. In addition, management raised its 2007 full-year guidance figures, which helped to propel the stock price to new highs late in the period.

On the negative side, stock selection in the insurance, media and systems and network hardware sectors hurt returns. An overweight in Sepracor Inc. and Amgen Inc. detracted during the period. Lowered 2007 earnings guidance coupled with concern over slower growth for its insomnia drug, Lunesta, pressured shares of Sepracor, a pharmaceutical manufacturer, and made the company a top detractor from performance for the period. The launch of an Ambien generic late in the period also dampened the stock’s outlook. Amgen Inc., a biotechnology company, was also a significant detractor in the period as investors reacted to disappointing clinical data for Vectibix, the company’s pipeline drug intended to treat colorectal cancer. Our underweight position in Apple Inc., a manufacturer of personal computers, was a significant detractor from performance. Shares of Apple advanced as hype surrounding the release of its much-anticipated iPhone drove up the stock’s price, as well as the launch of iTunes Plus, which offers copy-protection-free higher quality music at a premium.

Q:	HOW WAS THE FUND MANAGED?

A:	We manage the Fund to its objective. To help ensure that stock selection is the principal source of potential excess return, we allow only modest deviations in sector weightings relative to the S&P 500 Index. The Fund currently has a higher growth rate than the Index and a lower 12-month forward price/earnings (P/E) ratio. We continue to seek investment opportunities in companies that are attractive based on valuation and strong fundamentals.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	3.2%
2.	General Electric Co.	2.9
3.	Citigroup, Inc.	2.7
4.	Microsoft Corp.	2.6
5.	Bank of America Corp.	2.5
6.	Procter & Gamble Co.	2.3
7.	AT&T, Inc.	2.0
8.	Altria Group, Inc.	1.8
9.	Cisco Systems, Inc.	1.8
10.	Merck & Co., Inc.	1.7

PORTFOLIO COMPOSITION***

Financials	20.6%
Information Technology	15.3
Health Care	11.8
Industrials	10.7
Energy	10.2
Consumer Discretionary	9.6
Consumer Staples	8.5
Telecommunication Services	3.8
Utilities	3.7
Materials	3.5
Short-Term Investments	2.3

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2007. The Fund’s composition is subject to change.

2   JPMORGAN LARGE CAP FUNDS         JUNE 30, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/28/01
Without Sales Charge		21.82%	10.16%	6.26%
With Sales Charge*		15.42	8.98	5.70
SELECT CLASS SHARES	9/10/01	22.16	10.46	6.43
INSTITUTIONAL CLASS SHARES	1/3/97	22.34	10.65	6.67
ULTRA SHARES	3/24/03	22.53	10.76	6.72

*	Sales Charge for Class A Shares is 5.25%.

TEN YEAR PERFORMANCE (6/30/97 TO 6/30/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 1/3/97 and prior to 9/7/01, operated in a master feeder structure. The returns for the Institutional Class Shares before they were launched on 9/10/01 and for the Select Class Shares from 1/3/97 to 12/31/97 reflect the performance of the institutional feeder of the Disciplined Equity Portfolio. The historical expenses of the institutional feeder are substantially similar to those of the Institutional Class Shares and lower than the expenses of the Select Class Shares (during this period, therefore, the performance of the Select Class Shares would have been lower because they have higher expenses). The returns for the Select Class Shares from 12/31/97 to 9/7/01 reflect the performance of the retail feeder, whose historical expenses are substantially similar to those of the Select Class Shares.

Returns for the Class A Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than Select Class Shares.

The returns for the Ultra Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns of Ultra Shares would have been different than shown because Ultra Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Disciplined Equity Fund, S&P 500 Index and Lipper Large-Cap Core Funds Index from June 30, 1997 to June 30, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

  JUNE 30, 2007        JPMORGAN LARGE CAP FUNDS  3

JPMorgan Equity Income Fund

FUND COMMENTARY
AS OF JUNE 30, 2007 (Unaudited)

FUND FACTS

Fund Inception	July 2, 1987
Fiscal Year End	June 30
Net Assets as of 6/30/2007 (In Thousands)	$289,184
Primary Benchmark	S&P 500 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Equity Income Fund, which seeks current income through regular payment of dividends with the secondary goal of achieving capital appreciation by investing primarily in equity securities, returned 22.32%* (Select Class Shares) over the 12 months ended June 30, 2007, compared to the 20.59% return for the S&P 500 Index over the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the financials sector and our underweight in utilities.

Stock specifically, Peoples United Financial Inc., a Connecticut-based bank holding company, detracted from results. Over the period, banking stocks were negatively affected by such factors as a flat yield curve, concerns over declines in the U.S. housing market and deteriorating consumer credit. The company’s stock also declined on the initial reaction to the announcement of its intentions to acquire Chittenden Corp., a New England-based bank.

Xcel Energy Inc., a utility holding company, also detracted from results. Utility stocks sold off late in the period as bond yields rose. The stock was also affected by the potential loss of tax savings associated with interest paid on loans from corporate-owned life insurance (COLI) policies. An adverse ruling would have resulted in a significant reduction in earnings. The dispute with the U.S. government was subsequently settled in June, and while interest deductions are no longer allowed, actual penalties paid were a fraction of what was previously expected.

On the positive side, overall stock selection in the consumer staples and industrials sectors aided returns.

A top individual contributor in the period was integrated oil company Exxon Mobil Corp. The company reported record profits in the midst of an extended period of strong energy prices. Exxon Mobil benefited from its global presence, strong balance sheet and management team, as well as its disciplined approach to capital management.

AT&T Inc., the telecommunications company, also positively contributed to results. The stock remained strong in the period as it captured the robust wireless growth and synergies of its 2006 merger with BellSouth. Late in the period, the company’s quarterly results came in above expectations on strong improvements in operating margins, leading management to raise its guidance for operating margins for the full year.

Q:	HOW WAS THE FUND MANAGED?

A:	The portfolio managers’ focus remains on stock selection, believing that quality companies trading at attractive valuations will have the greatest potential to outperform in the long-term. As the Fund seeks to purchase stocks that have above-average dividend yields, the research process is designed to identify companies with predictable and durable business models deemed capable of generating sustainable free cash flow. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	4.7%
2.	Bank of America Corp.	3.3
3.	General Electric Co.	2.9
4.	AT&T, Inc.	2.7
5.	Chevron Corp.	2.3
6.	Citigroup, Inc.	2.2
7.	V.F. Corp.	2.2
8.	Chubb Corp. (The)	2.0
9.	Freddie Mac	2.0
10.	Merck & Co., Inc.	1.9

PORTFOLIO COMPOSITION***

Financials	28.4%
Energy	11.4
Consumer Staples	11.3
Consumer Discretionary	9.8
Industrials	8.5
Health Care	7.6
Telecommunication Services	6.5
Utilities	5.0
Materials	4.0
Information Technology	1.1
Short-Term Investment	6.4

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2007. The Fund’s composition is subject to change.

4   JPMORGAN LARGE CAP FUNDS         JUNE 30, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		21.98%	10.41%	6.72%
With Sales Charge*		15.58	9.23	6.15
CLASS B SHARES	1/14/94
Without CDSC		21.39	9.72	6.10
With CDSC**		16.39	9.44	6.10
CLASS C SHARES	11/4/97
Without CDSC		21.42	9.72	6.03
With CDSC***		20.42	9.72	6.03
SELECT CLASS SHARES	7/2/87	22.32	10.71	7.01

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/97 TO 6/30/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class C Shares prior to their inception date are based on the performance of Select Class Shares. All prior class performance has been adjusted to reflect the difference in expenses and sales charges between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Equity Income Fund, the S&P 500 Index and the Lipper Equity Income Funds Index from June 30, 1997 to June 30, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Equity Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Equity Income Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

  JUNE 30, 2007        JPMORGAN LARGE CAP FUNDS  5

JPMorgan Equity Income II Fund

FUND COMMENTARY
AS OF JUNE 30, 2007 (Unaudited)

FUND FACTS

Fund Inception	January 1, 1997
Fiscal Year End	June 30
Net Assets as of 6/30/2007 (In Thousands)	$203,409
Primary Benchmark*	S&P 500 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Equity Income II Fund, which seeks current income and, as a secondary objective, capital appreciation, returned 11.83%** (Select Class Shares) for the eight months ended June 30, 2007, the Fund’s new fiscal year-end, compared to the 10.52% return for the S&P 500 Index over the same period.***

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to overall stock selection in the consumer staples as well as the portfolio’s overweight and stock selection in the materials sector.

A top individual contributor in the period was integrated oil company Exxon Mobil Corp. The company reported record profits in the midst of an extended period of strong energy prices. Exxon Mobil benefited from its global presence, strong balance sheet and management team as well as its disciplined approach to capital management.

AT&T, Inc., the telecommunications company, also positively contributed to results. The stock remained strong in the period as it captured the robust wireless growth and synergies of its 2006 merger with BellSouth. Late in the period, the company’s quarterly results came in above expectations on strong improvements in operating margins, leading management to raise its guidance for operating margins for the full year.

While the Fund posted solid results, stock selection and an overweight to the financials sector as well as overall stock selection in the utilities sector negatively affected results.

A top detractor from performance was mortgage buyer and guarantor, Freddie Mac. Shares were under pressure as portfolio growth had been temporarily limited by regulators as a result of inadequate financial controls. Portfolio growth is expected to be modest for the remainder of 2007. The market value of its loan portfolio has declined from widening credit spreads over concerns of increasing defaults in sub-prime mortgages. Freddie Mac’s sub-prime exposure has been relatively limited.

Bank of America Corp., a bank holding company, also detracted from results. In the period, banking stocks were affected by headwinds including a flat yield curve, concerns over declines in the U.S. housing market and deteriorating consumer credit. Uncertainty as to the outcome of its planned acquisition of LaSalle Bank also held back the stock.

Q:	HOW WAS THE FUND MANAGED?

A:	The portfolio managers’ focus remains on stock selection, believing that quality companies trading at attractive valuations will have the greatest potential to outperform in the long-term. As the Fund seeks to purchase stocks that have above-average dividend yields, the research process is designed in an effort to identify companies with predictable and durable business models deemed capable of generating sustainable free cash flow. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****

1.	Exxon Mobil Corp.	4.8%
2.	Bank of America Corp.	3.4
3.	General Electric Co.	3.0
4.	AT&T, Inc.	2.8
5.	Chevron Corp.	2.4
6.	Citigroup, Inc.	2.3
7.	V.F. Corp.	2.3
8.	Chubb Corp. (The)	2.1
9.	Freddie Mac	2.1
10.	Merck & Co., Inc.	2.0

PORTFOLIO COMPOSITION****

Financials	29.5%
Consumer Staples	12.0
Energy	11.9
Consumer Discretionary	10.6
Industrials	8.8
Health Care	7.9
Telecommunication Services	6.9
Utilities	5.3
Materials	4.1
Information Technology	1.2
Short-Term Investment	1.8

*	The Fund’s benchmark changed to the S&P 500 Index effective September 15, 2006. The Fund’s investment objective and strategies also changed on the same date.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

****	Percentages indicated are based upon total investments as of June 30, 2007. The Fund’s composition is subject to change.

6   JPMORGAN LARGE CAP FUNDS         JUNE 30, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
SELECT CLASS SHARES	1/1/97	22.23%	11.80%	5.85%

TEN YEAR FUND PERFORMANCE (6/30/97 TO 6/30/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective September 15, 2006, the Fund’s investment objective and strategies changed. The Fund is no longer managed in a tax-sensitive manner. The Fund’s past performance would have been different if the Fund was managed using the current objective and strategies.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Equity Income II Fund, S&P 500 Index, Russell 1000 Value Index, Lipper Large Cap Value Index and Lipper Equity Income Funds Index from June 30, 1997 to June 30, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the S&P 500 Index and the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large Cap Value Index and the Lipper Equity Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is a broad-based index that replicates the U.S. stock market. The Russell 1000 Value Index measures the performance of the Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large Cap Value Index and the Lipper Equity Income Funds Index represent the total returns of the funds in the indicated categories, as defined by Lipper, Inc. The Fund compares its performance to the S&P 500 Index and the Lipper Equity Income Funds Index because the advisor believes that the new benchmark and peer group are more appropriate as they more accurately reflect the Fund’s new investment strategy. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

  JUNE 30, 2007        JPMORGAN LARGE CAP FUNDS  7

JPMorgan Growth and Income Fund

FUND COMMENTARY
AS OF JUNE 30, 2007 (Unaudited)

FUND FACTS

Fund Inception	September 23, 1987
Fiscal Year End	June 30
Net Assets as of 6/30/2007 (In Thousands)	$617,933
Primary Benchmark	S&P 500/Citigroup Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Growth and Income Fund, which seeks to provide capital growth over the long term and earn income from dividends, returned 23.24%* (Class A Shares, no sales charge) for the 12 months ended June 30, 2007, compared to the 21.77% return for the S&P 500/Citigroup Value Index over the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to stock selection in the consumer discretionary and energy sectors, as well as an overweight in the energy sector.

Stock specifically, a top contributor was Exxon Mobil Corp., the oil company, which reported record profits in the midst of an extended period of strong energy prices. The integrated energy company benefited from its global presence, strong balance sheet and management team, as well as its disciplined approach to capital management.

Vulcan Materials Co., a manufacturer of construction aggregates, also contributed to results. The company’s shares rose throughout the period on the company’s solid pricing power, driven by strong demand for construction materials resulting from an increased spending on highway and commercial infrastructure. The stock advanced further as investors reacted favorably to the company’s announcement of its acquisition of Florida Rock Industries Inc., allowing the company to significantly expand its presence in high-growth markets in the Southeast and Mid-Atlantic states.

While the Fund posted solid results, an underweight in the telecommunications services sector and stock selection in the healthcare sector negatively affected results.

A top detractor from performance was Newcastle Investment Corp., a real estate investment and finance company. Due to credit market concerns over marketability of sub-prime loans and related securities, Newcastle had to write down the value of sub-prime loans held for sale, decreasing the company’s book value.

Another detractor was wireless provider Sprint Nextel Corp., whose share price has lagged its peers as the company faced challenges since its 2005 merger with Nextel. Sprint Nextel also experienced declines in average revenue per user (ARPU), higher-than-anticipated investment spending and unfavorable trends in international prepaid cards.

Q:	HOW WAS THE FUND MANAGED?

A:	The portfolio manager seeks to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. Given this approach, the Fund’s investments typically include companies that the portfolio manager believes to possess sustainable competitive advantages, healthy balance sheets and management committed to increasing shareholder value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	4.2%
2.	ConocoPhillips	3.1
3.	Citigroup, Inc.	2.7
4.	Bank of America Corp.	2.7
5.	Freddie Mac	2.3
6.	American Express Co.	2.1
7.	Chevron Corp.	2.0
8.	Wyeth	1.9
9.	Devon Energy Corp.	1.9
10.	Verizon Communications, Inc.	1.8

PORTFOLIO COMPOSITION***

Financials	33.2%
Energy	14.0
Consumer Discretionary	13.1
Health Care	10.7
Information Technology	7.3
Consumer Staples	5.3
Industrials	4.8
Materials	4.0
Telecommunication Services	3.8
Utilities	2.7
Short-Term Investments	1.1

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2007. The Fund’s composition is subject to change.

8   JPMORGAN LARGE CAP FUNDS         JUNE 30, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/23/87
Without Sales Charge		23.24%	11.23%	6.53%
With Sales Charge*		16.77	10.03	5.95
CLASS B SHARES	11/4/93
Without CDSC		22.61	10.67	6.10
With CDSC**		17.61	10.40	6.10
CLASS C SHARES	1/2/98
Without CDSC		22.61	10.68	5.82
With CDSC***		21.61	10.68	5.82
SELECT CLASS SHARES	1/24/96	23.57	11.64	7.09

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/97 TO 6/30/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class C Shares prior to their inception date are based on the performance of Class B Shares, whose expenses are substantially similar to those of Class C Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth and Income Fund, S&P 500/Citigroup Value Index and Lipper Large-Cap Value Funds Index from June 30, 1997 to June 30, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the S&P 500/Citigroup Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500/Citigroup Value Index is an unmanaged index which includes the performance of large U.S. companies with low price-to-book ratios relative to the S&P 500 Index. The Lipper Large-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

  JUNE 30, 2007        JPMORGAN LARGE CAP FUNDS  9

JPMorgan Large Cap Growth Fund

FUND COMMENTARY
AS OF JUNE 30, 2007 (Unaudited)

FUND FACTS

Fund Inception	February 28, 1992
Fiscal Year End	June 30
Net Assets as of 6/30/2007 (In Thousands)	$1,019,392
Primary Benchmark	Russell 1000 Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Large Cap Growth Fund, which seeks long-term capital appreciation and growth of income by investing primarily in equity securities, returned 16.84%* (Select Class Shares) over the 12 months ended June 30, 2007, compared to the 19.04% return for the Russell 1000 Growth Index over the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the industrial and healthcare sectors, as well as a portfolio underweight in the energy sector.

At the individual stock level, Corning, Inc. was among the detractors from performance. The provider of technology-based products was negatively affected as it lowered its guidance for the first quarter. The company cited that it expects glass volumes to drop gradually as a result of normal seasonality. Corning anticipated that this seasonal decline may fall more heavily on the company in the fiscal first quarter due to its market share and a new pricing strategy. Despite this development, late in the period Corning reaffirmed its second-quarter outlook and forecasted rising demand for its liquid crystal display glass used in flat-screen televisions and computers.

Expeditors International of Washington, Inc., a provider of logistics services, also detracted from performance as it missed fourth-quarter earnings targets.

Another detractor, First Marblehead Corp., a provider of outsourcing services for private education lending, saw shares decline after its two largest customers jointly acquired First Marblehead’s prime competitor.

On the positive side, stock selection in the materials, telecommunication services and consumer staples sectors aided returns.

At the individual stock level, Apple Inc., a manufacturer of personal computers and related software, was among the contributors to performance. Shares of Apple advanced as the company gained traction in the PC market and the market anticipated a strong launch for the iPhone.

America Movil S.A. de C.V., the wireless communications services provider, was another contributor to performance. Shares advanced on the company’s announcement that it intended to provide cable services in Central America and spend significant amounts this year on capital expenditures, including new mobile phone technology throughout Latin America.

Another contributor to performance was Monsanto Co., a provider of agricultural products in the U.S. and internationally, which reported a significant jump in third-quarter earnings with robust sales of its engineered grain seeds used for ethanol production and livestock feed continuing to bolster the bottom line.

Q:	HOW WAS THE FUND MANAGED?

A:	We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation. We seek to maintain sector diversification in the Portfolio by avoiding large allocations that are contingent on macroeconomic or sector trends.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Google, Inc., Class A	4.9%
2.	Hewlett-Packard Co.	3.9
3.	Boeing Co.	3.5
4.	Monsanto Co.	3.4
5.	America Movil S.A. de C.V., Series L, ADR (Mexico)	3.2
6.	Apple, Inc.	3.2
7.	Altria Group, Inc.	2.7
8.	Goldman Sachs Group, Inc.	2.4
9.	Lockheed Martin Corp.	2.3
10.	Schlumberger Ltd.	2.2

PORTFOLIO COMPOSITION***

Information Technology	27.3%
Financials	13.1
Industrials	12.3
Health Care	11.9
Consumer Discretionary	10.5
Materials	8.2
Consumer Staples	6.4
Energy	6.0
Telecommunication Services	4.3

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2007. The Fund’s composition is subject to change.

10   JPMORGAN LARGE CAP FUNDS         JUNE 30, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/22/94
Without Sales Charge		16.60%	8.20%	3.51%
With Sales Charge*		10.47	7.04	2.95
CLASS B SHARES	1/14/94
Without CDSC		15.97	7.51	2.91
With CDSC**		10.97	7.21	2.91
CLASS C SHARES	11/4/97
Without CDSC		15.98	7.50	2.80
With CDSC***		14.98	7.50	2.80
SELECT CLASS SHARES	2/28/92	16.84	8.47	3.77
ULTRA SHARES	2/22/05	17.12	8.58	3.83

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/97 TO 6/30/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class C Shares and Ultra Shares prior to their inception date are based on the performance of Select Class Shares. With respect to the Class C Shares, prior class performance has been adjusted to reflect the difference in expenses and sales charges between classes. The actual returns of Ultra Shares would have been different than shown because Ultra Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Large Cap Growth Fund, Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from June 30, 1997 to June 30, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

  JUNE 30, 2007        JPMORGAN LARGE CAP FUNDS  11

JPMorgan Large Cap Value Fund

FUND COMMENTARY
AS OF JUNE 30, 2007 (Unaudited)

FUND FACTS

Fund Inception	March 1, 1991
Fiscal Year End	June 30
Net Assets as of 6/30/2007 (In Thousands)	$824,010
Primary Benchmark	Russell 1000 Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Large Cap Value Fund, which seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities, returned 23.83%* (Select Class Shares) over the 12 months ended June 30, 2007, compared to the 21.87% return for the Russell 1000 Value Index over the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to stock selection in the basic materials, healthcare and industrial cyclical sectors.

Stock specifically, our overweight position in Canadian aluminum producer Alcan Inc. was a top contributor to performance. Shares rose throughout the period on Alcoa Inc.’s $28.4 billion hostile bid for the company. The combined entity would create the world’s largest aluminum producer, providing a competitive edge over global rivals in China and Russia. Also boosting its share price was the announcement in May of a $7 billion joint venture agreement with the Saudi Arabia-owned mining company, Ma’aden; this project could potentially result in one of the lowest operating costs in the industry and become one of the world’s largest smelters.

Another major contributor in the period was Internet broker TD AMERITRADE Holding Corp., as continued speculation over a possible merger with a competitor drove up the stock price. Shares also increased after the company reported positive fiscal second-quarter revenue results in April, based on its strong online position and lower costs.

On the negative side, stock selection in the telecommunications, insurance and auto and transportation sectors hurt returns.

Our overweight position in office supply retailer Staples Inc. negatively affected results. After reducing its full-year guidance for 2007, the company’s shares fell as weaker-than-expected same-store sales persisted, due to lower margins in the company’s contract and retail segments. Staples’ stock, which has sold off in a difficult office product environment, was bid lower by investors after its management team reiterated that it believed that the currently weak trend in store traffic would continue in the near-term.

Our overweight in Norfolk Southern Corp., the transportation company, significantly detracted from performance. Company shares fell when it posted weaker-than-expected fourth-quarter results due to poor freight volumes in segments facing pressure from slowing U.S. economic growth. Despite the softer economy, company management remained cautiously optimistic that the second half of 2007 will provide a better operating environment.

Q:	HOW WAS THE FUND MANAGED?

A:	The portfolio management team focuses on stock selection as its primary driver of excess returns. Sector bets are relatively constrained to broad sectors where we have established positions in companies that reflect broader themes. For example, one of the larger sector overweights is in auto and transportation, where we maintain a constructive view on railroad companies, which have benefited from the increased flow of goods due to domestic and global expansion. We believe the sector is experiencing a secular rebirth after decades of under-investment and low returns on capital.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Bank of America Corp.	4.6%
2.	Exxon Mobil Corp.	4.5
3.	Citigroup, Inc.	4.2
4.	Verizon Communications, Inc.	3.7
5.	General Electric Co.	3.5
6.	Procter & Gamble Co.	2.7
7.	Wachovia Corp.	2.1
8.	Wells Fargo & Co.	2.1
9.	Freddie Mac	2.0
10.	Chevron Corp.	2.0

PORTFOLIO COMPOSITION***

Financials	30.6%
Energy	11.8
Industrials	9.7
Consumer Discretionary	7.9
Health Care	7.2
Consumer Staples	7.0
Telecommunication Services	6.2
Utilities	5.9
Information Technology	5.6
Materials	4.6
Short-Term Investment	3.5

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2007. The Fund’s composition is subject to change.

12   JPMORGAN LARGE CAP FUNDS         JUNE 30, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		23.49%	11.30%	6.99%
With Sales Charge*		16.99	10.11	6.42
CLASS B SHARES	1/14/94
Without CDSC		22.97	10.62	6.36
With CDSC**		17.97	10.35	6.36
CLASS C SHARES	3/22/99
Without CDSC		22.92	10.61	6.25
With CDSC***		21.92	10.61	6.25
R CLASS SHARES	5/15/06	24.04	11.63	7.27
SELECT CLASS SHARES	3/1/91	23.83	11.59	7.25
ULTRA SHARES	2/22/05	24.14	11.72	7.31

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/97 TO 6/30/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class C Shares, R Class Shares and Ultra Shares prior to their inception date are based on the performance of Select Class Shares. With respect to the Class C Shares, prior class performance has been adjusted to reflect the difference in expenses and sales charges between classes. The actual returns of R Class and Ultra Shares would have been different than shown because R Class and Ultra Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Large Cap Value Fund, Russell 1000 Value Index and the Lipper Large-Cap Value Funds Index from June 30, 1997 to June 30, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

  JUNE 30, 2007        JPMORGAN LARGE CAP FUNDS  13

JPMorgan U.S. Equity Fund

FUND COMMENTARY
AS OF JUNE 30, 2007 (Unaudited)

FUND FACTS

Fund Inception	September 17, 1993
Fiscal Year End	June 30
Net Assets as of 6/30/2007 (In Thousands)	$1,542,059
Primary Benchmark	S&P 500 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan U.S. Equity Fund, which seeks to provide high total return from a portfolio of selected equity securities, returned 24.60%* (Institutional Class Shares) for the 12 months ended June 30, 2007, compared to the 20.59% return for the S&P 500 Index over the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to stock selection in the retail, auto and transportation and pharmaceutical/medical technology sectors. Johnson Controls Inc., SUPERVALU Inc. and Schering-Plough Corp. outperformed in the period. Most recently, all three companies reported better-than-expected quarterly results. Johnson Controls Inc., the auto parts manufacturer, reported impressive fiscal second-quarter earnings, benefiting from a slightly lower tax rate and better operational efficiencies over most of its business lines. Another contributor was our overweight in SUPERVALU, the supermarket chain, which reported that its fiscal fourth-quarter earnings rose sharply, surpassing analysts’ estimates due primarily to higher-than-expected profitability at Albertsons, the grocery chain acquired in 2006. Shares of Schering-Plough, the pharmaceutical company, rallied after posting better-than-expected first-quarter earnings; and were further boosted by strong sales in a number of its drug franchises and reduced manufacturing costs.

On the negative side, stock selection in the semiconductors, media and network technology sectors hurt returns. Amgen Inc., the biotechnology company, was a significant detractor in the period as investors reacted to disappointing clinical data for Vectibix, the company’s pipeline drug intended to treat colorectal cancer. In network technology, Corning Inc., provider of optical fiber and cable products, detracted from results after a weak fourth quarter where concern over excess supply and weak pricing in the flat panel TV market pressured the stock; Corning shares did, however, rebound sharply in the period as management quelled concerns about competitive threats and LCD glass pricing. Lastly, a soft manufacturing economy led by weakness in domestic automotive production and excess truck capacity contributed to the weakness affecting Norfolk Southern Corp., the transportation company.

Q:	HOW WAS THE FUND MANAGED?

A:	Overall, the Fund continues to be managed with the foresight that there are three distinct macroeconomic scenarios that could play out in the near term, with a soft landing, we believe, being the most likely to occur. With that in mind, a portfolio constructed to provide downside protection while positioning it to outperform on the back of strong stock selection is the strategy’s main objective. The Fund is positioned to take advantage of a secular shift to quality names and has favored the technology sector, which, according to our metrics, we believe is undervalued.

The Fund utilizes active stock selection with a systematic valuation process and invests in a diversified portfolio of U.S. large-cap equities. To help ensure that stock selection is the principal source of the potential excess return in the Portfolio, we allow only modest deviations in sector weightings relative to the S&P 500 Index. We also attempt to stay fully invested at all times, with the Fund limiting the amount of frictional cash it holds.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Cisco Systems, Inc.	3.5%
2.	General Electric Co.	3.2
3.	Citigroup, Inc.	2.6
4.	Merck & Co., Inc.	2.6
5.	AT&T, Inc.	2.4
6.	Procter & Gamble Co.	2.4
7.	Norfolk Southern Corp.	2.2
8.	Wells Fargo & Co.	2.2
9.	Johnson Controls, Inc.	2.2
10.	Microsoft Corp.	2.1

PORTFOLIO COMPOSITION***

Financials	17.8%
Information Technology	17.8
Industrials	11.7
Health Care	11.2
Consumer Staples	10.3
Energy	9.9
Consumer Discretionary	8.9
Telecommunication Services	4.0
Utilities	3.7
Materials	3.1
Short-Term Investment	1.6

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2007. The Fund’s composition is subject to change.

14   JPMORGAN LARGE CAP FUNDS         JUNE 30, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/10/01
Without Sales Charge		24.09%	11.11%	6.25%
With Sales Charge*		17.53	9.91	5.68
CLASS B SHARES	9/10/01
Without CDSC		23.50	10.45	5.87
With CDSC**		18.50	10.18	5.87
CLASS C SHARES	9/10/01
Without CDSC		23.43	10.45	5.86
With CDSC***		22.43	10.45	5.86
R CLASS SHARES	5/15/06	24.66	11.59	6.64
SELECT CLASS SHARES	9/10/01	24.44	11.39	6.44
INSTITUTIONAL CLASS SHARES	9/17/93	24.60	11.57	6.64

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/97 TO 6/30/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 9/17/93 and prior to 9/7/01 operated in a master feeder structure. The returns for the Institutional Class Shares before they were launched on 9/10/01 reflect the performance of the institutional feeder of the U.S. Equity Portfolio, whose historical expenses are substantially similar to those of the Institutional Class Shares. The returns for the Select Class Shares before they were launched on 9/10/01 and for the Class A, Class B and Class C Shares from 6/30/97 to 9/15/00 reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares and lower than the expenses of the Class A, Class B and Class C Shares (during this period, therefore, the performance of Class A, Class B and Class C Shares would have been lower because they have higher expenses). The returns for the Class A, Class B and Class C Shares from 9/15/00 to 9/10/01 reflect the performance of the advisor feeder, whose historical expenses are substantially similar to those of the Class A Shares and lower than those of the Class B and Class C Shares (during this period the performance for Class B and Class C Shares would have been lower). Returns for the R Class Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of R Class Shares would have been different than those shown because R Class Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan U.S. Equity Fund, S&P 500 Index and Lipper Large-Cap Core Funds Index from June 30, 1997 to June 30, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

  JUNE 30, 2007        JPMORGAN LARGE CAP FUNDS  15

JPMorgan U.S. Large Cap Core Plus Fund

FUND COMMENTARY
AS OF JUNE 30, 2007 (Unaudited)

FUND FACTS

Fund Inception	November 1, 2005
Fiscal Year End	June 30
Net Assets as of 6/30/2007 (In Thousands)	$1,425,897
Primary Benchmark	S&P 500 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan U.S. Large Cap Core Plus Fund, which seeks to provide high total return from a portfolio of selected equity securities, returned 28.62%* (Select Class Shares) over the 12 months ended June 30, 2007, compared to the 20.59% return for the S&P 500 Index over the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark in the period due primarily to stock selection in the retail, consumer cyclical and pharmaceutical/medical technology sectors. Johnson Controls, Inc., SUPERVALU, Inc. and Alcan, Inc. outperformed in the period. Johnson Controls, the auto parts manufacturer, reported impressive fiscal second-quarter earnings, benefiting from a slightly lower tax rate and better operational efficiencies across most of its business lines. Another contributor was our overweight in SUPERVALU, the supermarket chain, which reported that its fiscal fourth-quarter earnings rose sharply, surpassing analysts’ estimates due primarily to higher-than-expected profitability at Albertsons, the grocery chain it acquired in 2006. A hostile takeover bid for aluminum producer Alcan by rival company Alcoa spurred a rally in Alcan’s shares, making it a top contributor to performance. While the company’s board rejected the offer on the basis that the terms of the deal were inadequate, investor speculation that competing bids could emerge kept Alcan’s stock trading at a premium.

While the Fund experienced positive performance across every sector, returns in the media, insurance and telecommunications sectors added the least value. At the security level, a soft manufacturing economy led by weakness in domestic automotive production and excess truck capacity contributed to the weakness affecting Norfolk Southern Corp., the transportation company. Staples, Inc., the office supplies retailer, also detracted from performance after reducing its full-year guidance for 2007. Staples’ stock, which has sold off in a difficult office product environment, was bid lower by investors after its management team reiterated it believed that the currently weak trend in store traffic would continue in the near-term. Lowered 2007 earnings guidance from Sepracor Inc., the pharmaceutical manufacturer, coupled with concern over slower growth for its insomnia drug, Lunesta, made the company a top detractor from performance for the period.

Q:	HOW WAS THE FUND MANAGED?

A:	Overall, the Fund continues to be managed with the foresight that there are three distinct macroeconomic scenarios that could play out in the near term, with a soft landing, we believe, being the most likely to occur. With that in mind, a portfolio constructed to provide downside protection while positioning it to outperform on the back of strong stock selection is the strategy’s main objective. The Fund is positioned to take advantage of a secular shift to quality names and has favored the technology sector, which, according to our metrics, we believe is undervalued.

The Fund seeks to take advantage of mispriced stocks that appear attractive relative to fair value for the long positions, offset by short positions on stocks that are overvalued on their own or relative to similar stocks in the same sector. The Fund is managed to be close to 100% invested in the stock market at all times. The average long-to-short exposure over the period was 120% to 20%.

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

16   JPMORGAN LARGE CAP FUNDS         JUNE 30, 2007

TOP TEN LONG EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Cisco Systems, Inc.	3.3%
2.	General Electric Co.	2.9
3.	Norfolk Southern Corp.	2.4
4.	Johnson Controls, Inc.	2.3
5.	Wells Fargo & Co.	2.2
6.	Procter & Gamble Co.	2.2
7.	Citigroup, Inc.	2.2
8.	Merck & Co., Inc.	2.1
9.	AT&T, Inc.	2.0
10.	Corning, Inc.	1.9

TOP TEN SHORT EQUITY HOLDINGS OF THE PORTFOLIO****

1.	Honeywell International, Inc.	3.8%
2.	Novellus Systems, Inc.	3.6
3.	American Tower Corp., Class A	2.8
4.	Kroger Co. (The)	2.7
5.	ENSCO International, Inc.	2.5
6.	Equity One, Inc.	2.5
7.	International Paper Co.	2.2
8.	PPL Corp.	2.1
9.	St. Jude Medical, Inc.	2.1
10.	Lam Research Corp.	2.1

LONG PORTFOLIO COMPOSITION***

Financials	18.9%
Information Technology	17.3
Industrials	11.4
Health Care	9.9
Consumer Staples	9.5
Consumer Discretionary	9.3
Energy	8.7
Utilities	3.8
Telecommunication Services	3.7
Materials	3.4
Short Term Investment	4.1

SHORT PORTFOLIO COMPOSITION****

Financials	23.3%
Information Technology	17.9
Industrials	15.7
Consumer Discretionary	11.9
Materials	9.4
Consumer Staples	8.2
Health Care	6.0
Utilities	4.2
Energy	3.4

***	Percentages indicated are based upon total investments as of June 30, 2007. The Fund’s composition is subject to change.

****	Percentages indicated are based upon total short positions as of June 30, 2007. The Fund’s composition is subject to change.

  JUNE 30, 2007        JPMORGAN LARGE CAP FUNDS  17

JPMorgan U.S. Large Cap Core Plus Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2007

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	11/1/05
Without Sales Charge		28.35%	23.17%
With Sales Charge*		21.63	19.24
CLASS C SHARES	11/1/05
Without CDSC		27.64	22.53
With CDSC**		26.64	22.53
R CLASS SHARES	5/15/06	28.94	23.63
SELECT CLASS SHARES	11/1/05	28.62	23.45

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/1/05 TO 6/30/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 1, 2005.

Returns for the R Class Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns of R Class Shares would have been different than those shown because R Class Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan U.S. Large Cap Core Plus Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from November 1, 2005 to June 30, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance for the indices reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is a an index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18   JPMORGAN LARGE CAP FUNDS         JUNE 30, 2007

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007

(Amounts in thousands, except number of contracts)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.1%
		Common Stocks — 98.1%
		Aerospace & Defense — 3.1%
17		Boeing Co.	1,625
22		Goodrich Corp.	1,280
5		Honeywell International, Inc.	253
38		Northrop Grumman Corp.	2,936
52		United Technologies Corp.	3,710
			9,804
		Auto Components — 0.8%
23		Johnson Controls, Inc.	2,686
		Beverages — 0.8%
50		Coca-Cola Co. (The)	2,631
		Biotechnology — 1.2%
47		Amgen, Inc. (a)	2,576
1		Biogen Idec, Inc. (a)	43
9		Celgene Corp. (a)	499
4		Genentech, Inc. (a)	303
13		Gilead Sciences, Inc. (a)	508
3		Vertex Pharmaceuticals, Inc. (a) (c)	74
			4,003
		Capital Markets — 3.6%
12		Bank of New York Co., Inc. (The)	497
1		Bear Stearns Cos., Inc. (The)	154
9		E*Trade Financial Corp. (a)	195
19		Franklin Resources, Inc.	2,477
1		Goldman Sachs Group, Inc.	195
1		Lehman Brothers Holdings, Inc.	97
53		Morgan Stanley †	4,471
14		Morgan Stanley (a) (w)	987
25		State Street Corp.	1,710
41		TD AMERITRADE Holding Corp. (a) (c)	818
			11,601
		Chemicals — 2.3%
14		Air Products & Chemicals, Inc.	1,109
17		Dow Chemical Co. (The)	734
40		Praxair, Inc.	2,844
47		Rohm & Haas Co.	2,553
			7,240
		Commercial Banks — 3.9%
15		Comerica, Inc.	910
15		SunTrust Banks, Inc.	1,321
42		TCF Financial Corp. (c)	1,162
77		U.S. Bancorp	2,534
82		Wachovia Corp.	4,197
68		Wells Fargo & Co.	2,395
			12,519
		Communications Equipment — 3.7%
206		Cisco Systems, Inc. (a)	5,737
106		Corning, Inc. (a)	2,719
26		Juniper Networks, Inc. (a)	654
7		Motorola, Inc.	127
52		QUALCOMM, Inc.	2,252
23		Tellabs, Inc. (a)	249
			11,738
		Computers & Peripherals — 3.8%
14		Apple Computer, Inc. (a)	1,733
6		EMC Corp. (a)	105
91		Hewlett-Packard Co.	4,074
52		International Business Machines Corp.	5,483
3		NCR Corp. (a)	142
2		SanDisk Corp. (a) (c)	83
104		Sun Microsystems, Inc. (a)	549
			12,169
		Consumer Finance — 0.7%
4		American Express Co.	238
26		Capital One Financial Corp.	2,024
			2,262
		Diversified Financial Services — 6.2%
164		Bank of America Corp.	8,013
—	(h)	Chicago Mercantile Exchange Holdings, Inc., Class A	107
49		CIT Group, Inc.	2,692
168		Citigroup, Inc.	8,627
3		IntercontinentalExchange, Inc. (a)	370
			19,809
		Diversified Telecommunication Services — 3.5%
159		AT&T, Inc. (m)	6,586
115		Verizon Communications, Inc.	4,726
			11,312
		Electric Utilities — 2.7%
31		American Electric Power Co., Inc.	1,410
61		Edison International	3,434
26		FirstEnergy Corp.	1,664
37		Northeast Utilities (c)	1,055
60		Sierra Pacific Resources (a)	1,061
			8,624
		Electrical Equipment — 0.1%
3		Rockwell Automation, Inc. (c)	194

SEE NOTES TO FINANCIAL STATEMENTS.

  JUNE 30, 2007        JPMORGAN LARGE CAP FUNDS  19

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Energy Equipment & Services — 1.8%
16	Baker Hughes, Inc.	1,329
16	BJ Services Co. (c)	466
37	Halliburton Co.	1,263
15	Pride International, Inc. (a)	558
27	Schlumberger Ltd.	2,276
		5,892
	Food & Staples Retailing — 1.7%
26	CVS/Caremark Corp.	962
34	Safeway, Inc.	1,161
33	SUPERVALU, Inc.	1,533
34	SYSCO Corp.	1,105
16	Wal-Mart Stores, Inc.	751
		5,512
	Food Products — 1.4%
3	General Mills, Inc.	157
8	Kellogg Co.	399
95	Kraft Foods, Inc. Class A (c)	3,338
11	Wm. Wrigley, Jr., Co.	592
		4,486
	Health Care Equipment & Supplies — 0.8%
10	Baxter International, Inc.	541
18	Medtronic, Inc.	954
11	Zimmer Holdings, Inc. (a)	951
		2,446
	Health Care Providers & Services — 2.7%
43	Aetna, Inc.	2,104
16	Cigna Corp.	809
21	McKesson Corp.	1,223
11	Medco Health Solutions, Inc. (a)	881
7	UnitedHealth Group, Inc.	343
41	WellPoint, Inc. (a)	3,289
		8,649
	Hotels, Restaurants & Leisure — 1.2%
19	Carnival Corp.	922
5	International Game Technology	195
15	McDonald’s Corp.	736
24	Starwood Hotels & Resorts Worldwide, Inc.	1,576
13	Wyndham Worldwide Corp. (a) (c)	482
		3,911
	Household Durables — 0.5%
9	Centex Corp.	373
1	D.R. Horton, Inc. (c)	20
7	Lennar Corp., Class A	249
37	Toll Brothers, Inc. (a)	917
		1,559
	Household Products — 2.7%
17	Colgate-Palmolive Co.	1,070
122	Procter & Gamble Co.	7,465
		8,535
	Independent Power Producers & Energy Traders — 0.0% (g)
17	Dynegy, Inc., Class A (a)	162
	Industrial Conglomerates — 3.5%
11	3M Co.	981
244	General Electric Co.	9,344
7	Textron, Inc.	771
		11,096
	Insurance — 4.1%
21	Aflac, Inc. (m)	1,074
30	AMBAC Financial Group, Inc. (c)	2,607
17	American International Group, Inc.	1,190
3	Assurant, Inc. (c)	159
5	Axis Capital Holdings Ltd. (Bermuda)	187
8	Chubb Corp. (The)	428
97	Genworth Financial, Inc.	3,330
8	Hartford Financial Services Group, Inc.	798
29	MBIA, Inc. (c)	1,786
15	MetLife, Inc.	974
13	Protective Life Corp.	621
		13,154
	Internet Software & Services — 2.3%
53	eBay, Inc. (a) (c)	1,706
8	Google, Inc., Class A (a)	4,135
59	Yahoo!, Inc. (a)	1,592
		7,433
	IT Services — 0.2%
6	Affiliated Computer Services, Inc., Class A (a)	351
4	Computer Sciences Corp. (a)	225
6	Paychex, Inc.	231
		807
	Machinery — 2.2%
21	Caterpillar, Inc.	1,613
10	Danaher Corp. (c)	778
36	Dover Corp.	1,857
10	Eaton Corp.	921
13	Illinois Tool Works, Inc.	715
20	Ingersoll-Rand Co., Ltd., Class A (Bermuda)	1,096
		6,980

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN LARGE CAP FUNDS         JUNE 30, 2007

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Media — 2.8%
7		CBS Corp., Class B	243
5		Citadel Broadcasting Corp.	34
3		Clear Channel Communications, Inc.	129
58		Comcast Corp., Class A (a)	1,631
2		DIRECTV Group, Inc. (The) (a)	37
5		E.W. Scripps Co., Class A	210
3		EchoStar Communications Corp., Class A (a)	139
3		Gannett Co., Inc.	159
3		New York Times Co., Class A (c)	71
140		News Corp., Class A	2,959
—	(h)	Viacom, Inc. , Class B (a)	8
100		Walt Disney Co. (The)	3,397
			9,017
		Metals & Mining — 1.0%
47		Alcoa, Inc.	1,885
13		United States Steel Corp.	1,381
			3,266
		Multi-Utilities — 1.0%
47		CMS Energy Corp. (c)	803
5		Dominion Resources, Inc.	458
16		PG&E Corp.	711
9		SCANA Corp.	352
51		Xcel Energy, Inc. (c)	1,034
			3,358
		Multiline Retail — 2.1%
3		Family Dollar Stores, Inc.	96
25		J.C. Penney Co., Inc.	1,802
34		Kohl’s Corp. (a)	2,408
39		Target Corp.	2,455
			6,761
		Oil, Gas & Consumable Fuels — 8.4%
39		Chevron Corp.	3,243
59		ConocoPhillips	4,616
14		Devon Energy Corp.	1,088
11		EOG Resources, Inc.	825
121		Exxon Mobil Corp.	10,175
22		Hess Corp.	1,285
54		Occidental Petroleum Corp.	3,097
2		Valero Energy Corp.	148
40		XTO Energy, Inc.	2,422
			26,899
		Paper & Forest Products — 0.3%
84		Domtar Corp. (Canada) (a)	935
		Personal Products — 0.1%
9		Avon Products, Inc.	338
		Pharmaceuticals — 7.1%
74		Abbott Laboratories	3,952
8		Bristol-Myers Squibb Co.	262
1		Eli Lilly & Co.	50
20		Johnson & Johnson	1,245
112		Merck & Co., Inc.	5,558
68		Pfizer, Inc.	1,736
136		Schering-Plough Corp.	4,128
22		Sepracor, Inc. (a) (c)	902
87		Wyeth	4,983
			22,816
		Real Estate Investment Trusts (REITs) — 1.1%
9		Apartment Investment & Management Co. (c)	434
8		Boston Properties, Inc. (c)	797
1		Health Care Property Investors, Inc.	17
25		Hospitality Properties Trust (c) (m)	1,029
10		Host Hotels & Resorts, Inc. (c)	233
11		ProLogis	603
16		UDR, Inc. (c)	429
			3,542
		Road & Rail — 1.7%
32		Burlington Northern Santa Fe Corp.	2,759
51		Norfolk Southern Corp.	2,686
			5,445
		Semiconductors & Semiconductor Equipment — 2.3%
60		Altera Corp.	1,319
44		Broadcom Corp., Class A (a)	1,290
32		Intel Corp.	748
3		KLA-Tencor Corp.	137
32		LSI Corp. (a)	237
2		Maxim Integrated Products, Inc.	67
20		Texas Instruments, Inc.	760
101		Xilinx, Inc.	2,704
			7,262
		Software — 3.1%
288		Microsoft Corp.	8,476
67		Oracle Corp. (a)	1,322
			9,798
		Specialty Retail — 1.5%
14		Abercrombie & Fitch Co.	1,022
7		Advance Auto Parts, Inc.	284

SEE NOTES TO FINANCIAL STATEMENTS.

  JUNE 30, 2007        JPMORGAN LARGE CAP FUNDS  21

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (continued)

(Amounts in thousands, except number of contracts)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Specialty Retail — Continued
8		Best Buy Co., Inc.	359
22		CarMax, Inc. (a)	561
4		Dick’s Sporting Goods, Inc. (a) (c)	233
9		Home Depot, Inc.	354
2		Office Depot, Inc. (a)	48
71		Staples, Inc.	1,678
5		TJX Cos., Inc.	143
			4,682
		Textiles, Apparel & Luxury Goods — 0.7%
26		Coach, Inc. (a)	1,218
18		Nike, Inc., Class B	1,055
			2,273
		Thrifts & Mortgage Finance — 1.0%
28		Countrywide Financial Corp.	1,014
13		Fannie Mae	836
—	(h)	Freddie Mac	18
25		MGIC Investment Corp.	1,439
			3,307
		Tobacco — 1.8%
83		Altria Group, Inc.	5,794
		Trading Companies & Distributors — 0.3%
10		W.W. Grainger, Inc.	921
		Wireless Telecommunication Services — 0.3%
51		Sprint Nextel Corp.	1,056
		Total Long-Term Investments (Cost $199,207)	314,684
Short-Term Investments — 2.3%
		Investment Company — 2.3%
7,294		JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $7,294)	7,294

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	U.S. Treasury Obligation — 0.0% (g)
90	U.S. Treasury Note, 5.13%, 06/30/08 (k) (m) (n) (Cost $90)	90
	Total Short-Term Investments (Cost $7,384)	7,384
Investments of Cash Collateral for Securities on Loan — 2.9%
	Certificate of Deposit — 0.5%
1,750	Deutsche Bank, New York, FRN, 5.47%, 01/22/08	1,750
	Corporate Notes — 2.0%
1,000	Alliance & Leicester plc, FRN, 5.33%, 07/29/08	1,000
1,500	Allstate Life Global Funding, FRN, 5.32%, 07/29/08	1,500
1,000	Banque Federative Du Credit Mutuel, FRN, 5.32%, 07/29/08	1,000
200	Beta Finance, Inc., FRN, 5.37%, 01/15/08	200
1,000	Macquarie Bank Ltd., FRN, 5.35%, 07/29/08	1,000
1,600	Sigma Finance, Inc., FRN, 5.37%, 10/24/07	1,600
		6,300
	Repurchase Agreement — 0.4%
1,315	Banc of America Securities LLC, 5.39%, dated 06/29/07 due 07/02/07, repurchase price $1,316, collateralized by U.S. Government Agency Mortgages	1,315
	Total Investments of Cash Collateral for Securities on Loan (Cost $9,365)	9,365
	Total Investments — 103.3% (Cost $215,956)	331,433
	Liabilities in Excess of Other Assets — (3.3)%	(10,501)
	NET ASSETS — 100.0%	$320,932

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN LARGE CAP FUNDS         JUNE 30, 2007

Short Position

SHARES	SECURITY DESCRIPTION	VALUE
5	Discover Financial Services (a) †	$(131)
	(Proceeds $136)

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/07	UNREALIZED APPRECIATION
	Long Futures Outstanding
21	S&P 500 Index	September, 2007	$7,956	$40

SEE NOTES TO FINANCIAL STATEMENTS.

  JUNE 30, 2007        JPMORGAN LARGE CAP FUNDS  23

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 93.9%
	Common Stocks — 92.1%
	Aerospace & Defense — 1.3%
51	United Technologies Corp.	3,617
	Beverages — 3.1%
73	Anheuser-Busch Cos., Inc.	3,792
98	Coca-Cola Co. (The)	5,142
		8,934
	Capital Markets — 3.6%
111	Bank of New York Co., Inc. (The)	4,616
50	Morgan Stanley	4,228
53	W.P. Carey & Co. LLC	1,676
		10,520
	Chemicals — 1.6%
33	Air Products & Chemicals, Inc.	2,652
27	PPG Industries, Inc.	2,048
		4,700
	Commercial Banks — 4.9%
49	Compass Bancshares, Inc.	3,366
39	SunTrust Banks, Inc.	3,370
78	TCF Financial Corp.	2,174
152	Wells Fargo & Co.	5,353
		14,263
	Commercial Services & Supplies — 1.1%
67	Pitney Bowes, Inc.	3,132
	Construction Materials — 1.5%
58	Cemex, S.A.B. de C.V. ADR (Mexico) (a) (c)	2,155
18	Vulcan Materials Co.	2,096
		4,251
	Containers & Packaging — 0.9%
41	Temple-Inland, Inc.	2,551
	Distributors — 1.0%
59	Genuine Parts Co.	2,936
	Diversified Financial Services — 5.5%
196	Bank of America Corp.	9,568
125	Citigroup, Inc.	6,432
		16,000
	Diversified Telecommunication Services — 6.2%
186	AT&T, Inc.	7,700
100	Consolidated Communications Holdings, Inc.	2,258
102	Verizon Communications, Inc.	4,187
262	Windstream Corp.	3,865
		18,010
	Electric Utilities — 3.4%
74	American Electric Power Co., Inc.	3,324
54	FirstEnergy Corp.	3,463
16	ITC Holdings Corp.	634
86	Northeast Utilities	2,430
		9,851
	Electrical Equipment — 1.0%
59	Emerson Electric Co.	2,752
	Food & Staples Retailing — 0.5%
33	SUPERVALU, Inc.	1,524
	Food Products — 3.1%
117	B&G Foods, Inc., Class A	1,540
26	General Mills, Inc.	1,536
28	Kellogg Co.	1,455
90	Kraft Foods, Inc., Class A	3,171
24	Wm. Wrigley, Jr., Co.	1,350
		9,052
	Hotels, Restaurants & Leisure — 0.7%
24	Harrah’s Entertainment, Inc.	2,038
	Household Products — 1.4%
30	Clorox Co.	1,844
35	Kimberly-Clark Corp.	2,335
		4,179
	Industrial Conglomerates — 2.9%
220	General Electric Co.	8,422
	Insurance — 5.3%
54	Allstate Corp. (The)	3,321
109	Chubb Corp. (The)	5,896
57	IPC Holdings Ltd. (Bermuda) (c)	1,853
110	Old Republic International Corp.	2,341
75	OneBeacon Insurance Group Ltd.	1,895
		15,306
	Marine — 1.6%
141	Seaspan Corp. (Hong Kong)	4,531
	Media — 2.2%
76	Clear Channel Communications, Inc.	2,867
153	Regal Entertainment Group, Class A (c)	3,357
		6,224
	Multi-Utilities — 1.6%
55	PG&E Corp.	2,505
107	Xcel Energy, Inc. (c)	2,190
		4,695

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN LARGE CAP FUNDS         JUNE 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Oil, Gas & Consumable Fuels — 11.4%
80	Chevron Corp.	6,718
59	ConocoPhillips	4,608
83	Energy Transfer Equity LP	3,518
163	Exxon Mobil Corp.	13,647
53	NuStar GP Holdings LLC	2,017
31	Royal Dutch Shell plc ADR (Netherlands)	2,485
		32,993
	Pharmaceuticals — 7.6%
37	Abbott Laboratories	1,992
79	Biovail Corp. (Canada)	2,006
23	Eli Lilly & Co.	1,280
50	Johnson & Johnson	3,062
109	Merck & Co., Inc.	5,403
137	Pfizer, Inc.	3,493
83	Wyeth	4,748
		21,984
	Real Estate Investment Trusts (REITs) — 5.3%
22	Agree Realty Corp. (c)	694
32	DCT Industrial Trust, Inc. (c)	343
72	iStar Financial, Inc.	3,201
27	Plum Creek Timber Co., Inc.	1,121
32	Public Storage, Inc.	2,427
84	Rayonier, Inc.	3,793
39	Regency Centers Corp.	2,721
61	U-Store-It Trust (c)	998
		15,298
	Semiconductors & Semiconductor Equipment — 1.1%
138	Intel Corp.	3,277
	Specialty Retail — 2.0%
69	Home Depot, Inc.	2,711
108	Limited Brands, Inc.	2,952
		5,663
	Textiles, Apparel & Luxury Goods — 2.2%
69	V.F. Corp.	6,310
	Thrifts & Mortgage Finance — 3.8%
96	Freddie Mac	5,809
128	People’s United Financial, Inc.	2,267
70	Washington Mutual, Inc.	2,985
		11,061
	Tobacco — 3.2%
64	Altria Group, Inc.	4,454
62	Loews Corp. – Carolina Group	4,783
		9,237
	Transportation Infrastructure — 0.8%
54	Macquarie Infrastructure Co. Trust (c) (m)	2,227
	Wireless Telecommunication Services — 0.3%
25	Crown Castle International Corp. (a)	917
	Total Common Stocks (Cost $153,541)	266,455
PRINCIPAL AMOUNT($)
Convertible Bonds — 1.8%
	Media — 1.8%
3,000	Liberty Media Corp., 3.25%, 03/15/31	2,558
40	Tribune Co., 2.00%, 05/15/29 (c)	2,680
	Total Convertible Bonds (Cost $6,099)	5,238
	Total Long-Term Investments (Cost $159,640)	271,693
SHARES
Short-Term Investment — 6.4%
	Investment Company — 6.4%
18,442	JPMorgan Liquid Assets Money Market Fund, Institutional Class (b) (m) (Cost $18,442)	18,442

PRINCIPAL AMOUNT($)
Investments of Cash Collateral for Securities on Loan — 3.7%
	Certificates of Deposit — 0.6%
1,000	Deutsche Bank, New York, FRN, 5.47%, 01/22/08	1,000
700	Natexis Banques Populaires, New York, FRN, 5.34%, 08/07/07	700
		1,700
	Corporate Notes — 0.5%
1,000	American Express Credit Corp., FRN, 5.33%, 01/15/08	1,000
100	Beta Finance, Inc., FRN, 5.37%, 01/15/08	100
235	HBOS Treasury Services plc, FRN, 5.39%, 07/29/08	235
		1,335

SEE NOTES TO FINANCIAL STATEMENTS.

  JUNE 30, 2007        JPMORGAN LARGE CAP FUNDS  25

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Repurchase Agreements — 2.6%
2,200	ABN Amro Bank N.V., New York, 5.34%, dated 06/29/07 due 07/02/07, repurchase price $2,201, collateralized by U.S. Government Agency Mortgages	2,200
2,165	Banc of America Securities LLC, 5.39%, dated 06/29/07, due 07/02/07, repurchase price $2,166, collateralized by U.S. Government Agency Mortgages	2,165
1,650	Bear Stearns Cos., Inc., 5.38%, dated 06/29/076, due 07/02/07, repurchase price $1,651, collateralized by U.S. Government Agency Mortgages	1,650
1,650	Credit Suisse First Boston LLC, 5.39%, dated 06/29/07, due 07/02/07, repurchase price $1,651, collateralized by U.S. Government Agency Mortgages	1,650
		7,665
	Total Investments of Cash Collateral for Securities on Loan (Cost $10,700)	10,700
	Total Investments — 104.0% (Cost $188,782)	300,835
	Liabilities in Excess of Other Assets — (4.0)%	(11,651)
	NET ASSETS — 100.0%	$289,184

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN LARGE CAP FUNDS         JUNE 30, 2007

JPMorgan Equity Income II Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.7%
	Common Stocks — 96.1%
	Aerospace & Defense — 1.3%
38	United Technologies Corp.	2,685
	Beverages — 3.2%
54	Anheuser-Busch Cos., Inc.	2,806
71	Coca-Cola Co. (The)	3,714
		6,520
	Capital Markets — 3.8%
83	Bank of New York Co., Inc. (The)	3,427
37	Morgan Stanley	3,137
40	W.P. Carey & Co. LLC	1,252
		7,816
	Chemicals — 1.7%
25	Air Products & Chemicals, Inc.	1,969
20	PPG Industries, Inc.	1,522
		3,491
	Commercial Banks — 5.2%
36	Compass Bancshares, Inc.	2,504
29	SunTrust Banks, Inc.	2,512
58	TCF Financial Corp.	1,604
113	Wells Fargo & Co.	3,978
		10,598
	Commercial Services & Supplies — 1.2%
50	Pitney Bowes, Inc.	2,327
	Construction Materials — 1.5%
43	Cemex S.A.B. de C.V. ADR (Mexico) (a)	1,604
13	Vulcan Materials Co.	1,523
		3,127
	Containers & Packaging — 0.9%
30	Temple-Inland, Inc.	1,828
	Distributors — 1.1%
44	Genuine Parts Co.	2,187
	Diversified Financial Services — 5.8%
143	Bank of America Corp.	6,978
93	Citigroup, Inc.	4,745
		11,723
	Diversified Telecommunication Services — 6.6%
137	AT&T, Inc.	5,682
74	Consolidated Communications Holdings, Inc.	1,677
76	Verizon Communications, Inc.	3,115
195	Windstream Corp.	2,874
		13,348
	Electric Utilities — 3.6%
55	American Electric Power Co., Inc.	2,459
40	FirstEnergy Corp.	2,569
11	ITC Holdings Corp.	459
64	Northeast Utilities	1,807	>
		7,294
	Electrical Equipment — 1.0%
43	Emerson Electric Co.	1,998
	Food & Staples Retailing — 0.6%
25	SUPERVALU, Inc.	1,135
	Food Products — 3.4%
86	B&G Foods, Inc., Class A	1,131
20	General Mills, Inc.	1,139
21	Kellogg Co.	1,088
70	Kraft Foods, Inc. Class A	2,483
18	Wm. Wrigley, Jr., Co.	979
		6,820
	Hotels, Restaurants & Leisure — 0.8%
18	Harrah’s Entertainment, Inc.	1,518
	Household Products — 1.5%
22	Clorox Co.	1,372
26	Kimberly-Clark Corp.	1,726
		3,098
	Industrial Conglomerates — 3.0%
161	General Electric Co.	6,182
	Insurance — 5.2%
40	Allstate Corp. (The)	2,479
79	Chubb Corp. (The)	4,299
43	IPC Holdings Ltd. (Bermuda)	1,372
68	Old Republic International Corp.	1,441
41	OneBeacon Insurance Group Ltd.	1,049
		10,640
	Marine — 1.6%
101	Seaspan Corp. (Hong Kong)	3,260
	Media — 1.8%
32	Clear Channel Communications, Inc.	1,203
114	Regal Entertainment Group, Class A	2,495
		3,698
	Multi-Utilities — 1.7%
41	PG&E Corp.	1,862
80	Xcel Energy, Inc.	1,627
		3,489

SEE NOTES TO FINANCIAL STATEMENTS.

  JUNE 30, 2007        JPMORGAN LARGE CAP FUNDS  27

JPMorgan Equity Income II Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Oil, Gas & Consumable Fuels — 11.9%
59	Chevron Corp.	4,975
44	ConocoPhillips	3,433
62	Energy Transfer Equity LP	2,613
118	Exxon Mobil Corp.	9,919
39	NuStar GP Holdings LLC	1,504
23	Royal Dutch Shell plc ADR (Netherlands)	1,851
		24,295
	Pharmaceuticals — 8.0%
28	Abbott Laboratories	1,489
57	Biovail Corp. (Canada)	1,449
17	Eli Lilly & Co.	950
37	Johnson & Johnson	2,261
81	Merck & Co., Inc.	4,044
100	Pfizer, Inc.	2,549
61	Wyeth	3,505
		16,247
	Real Estate Investment Trusts (REITs) — 5.6%
17	Agree Realty Corp.	519
26	DCT Industrial Trust, Inc.	282
54	iStar Financial, Inc.	2,376
21	Plum Creek Timber Co., Inc.	875
24	Public Storage, Inc.	1,813
62	Rayonier, Inc.	2,817
28	Regency Centers Corp.	1,953
45	U-Store-It Trust	742
		11,377
	Semiconductors & Semiconductor Equipment — 1.2%
104	Intel Corp.	2,476
	Specialty Retail — 2.1%
52	Home Depot, Inc.	2,046
80	Limited Brands, Inc.	2,196
		4,242
	Textiles, Apparel & Luxury Goods — 2.3%
51	V.F. Corp.	4,689
	Thrifts & Mortgage Finance — 4.0%
70	Freddie Mac	4,279
93	People’s United Financial, Inc.	1,651
52	Washington Mutual, Inc.	2,221
		8,151
	Tobacco — 3.4%
48	Altria Group, Inc.	3,356
46	Loews Corp. – Carolina Group	3,555
		6,911
	Transportation Infrastructure — 0.8%
40	Macquarie Infrastructure Co. Trust	1,643
	Wireless Telecommunication Services — 0.3%
19	Crown Castle International Corp. (a)	681
	Total Common Stocks (Cost $153,000)	195,494
PRINCIPAL AMOUNT($)
Convertible Bond — 2.6%
	Media — 2.6%
4,320	Liberty Media LLC, 0.75%, 03/30/23 (Cost $4,663)	5,281
	Total Long-Term Investments (Cost $157,663)	200,775
SHARES
Short-Term Investment — 1.9%
	Investment Company — 1.9%
3,755	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $3,755)	3,755
	Total Investments — 100.6% (Cost $161,418)	204,530
	Liabilities in Excess of Other Assets — (0.6)%	(1,121)
	NET ASSETS — 100.0%	$203,409

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN LARGE CAP FUNDS         JUNE 30, 2007

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.6%
	Common Stocks — 98.6%
	Aerospace & Defense — 1.4%
72	Spirit Aerosystems Holdings, Inc. (a)	2,607
84	United Technologies Corp.	5,958
		8,565
	Beverages — 1.7%
120	Anheuser-Busch Cos., Inc.	6,254
172	Constellation Brands, Inc., Class A (a)	4,181
		10,435
	Capital Markets — 8.1%
136	Bank of New York Co., Inc. (The)	5,615
72	Bear Stearns Cos., Inc. (The) (c)	10,052
183	Blackstone Group LP (The) (a)	5,342
133	E*Trade Financial Corp. (a)	2,936
83	Legg Mason, Inc.	8,205
118	Morgan Stanley	9,889
77	Northern Trust Corp.	4,959
159	TD AMERITRADE Holding Corp. (a)	3,178
		50,176
	Commercial Banks — 1.4%
31	M&T Bank Corp.	3,292
155	Wells Fargo & Co.	5,455
		8,747
	Communications Equipment — 2.3%
119	Cisco Systems, Inc. (a)	3,301
188	Corning, Inc. (a)	4,793
139	QUALCOMM, Inc.	6,031
		14,125
	Computers & Peripherals — 0.8%
44	International Business Machines Corp.	4,652
	Construction Materials — 2.1%
213	Cemex, S.A.B. de C.V. ADR (Mexico) (a)	7,845
43	Vulcan Materials Co.	4,879
		12,724
	Consumer Finance — 2.6%
216	American Express Co.	13,197
40	Capital One Financial Corp.	3,169
		16,366
	Diversified Consumer Services — 0.8%
204	H&R Block, Inc.	4,774
	Diversified Financial Services — 5.5%
344	Bank of America Corp.	16,822
329	Citigroup, Inc.	16,883
		33,705
	Diversified Telecommunication Services — 3.8%
181	AT&T, Inc.	7,507
105	CenturyTel, Inc.	5,160
264	Verizon Communications, Inc.	10,874
		23,541
	Electric Utilities — 2.7%
72	American Electric Power Co., Inc.	3,225
162	Edison International	9,103
75	FPL Group, Inc.	4,261
		16,589
	Food & Staples Retailing — 0.8%
105	Wal-Mart Stores, Inc.	5,061
	Food Products — 0.6%
60	General Mills, Inc.	3,517
	Health Care Equipment & Supplies — 1.0%
110	Baxter International, Inc.	6,186
	Health Care Providers & Services — 3.8%
149	Aetna, Inc.	7,341
103	Cardinal Health, Inc.	7,297
79	Lincare Holdings, Inc. (a)	3,140
72	WellPoint, Inc. (a)	5,716
		23,494
	Hotels, Restaurants & Leisure — 2.1%
151	Hilton Hotels Corp.	5,047
154	McDonald’s Corp.	7,792
		12,839
	Household Products — 0.7%
71	Clorox Co.	4,409
	Industrial Conglomerates — 2.8%
36	3M Co.	3,098
207	General Electric Co.	7,935
179	Tyco International Ltd. (Bermuda)	6,032
		17,065
	Insurance — 7.0%
154	Assurant, Inc.	9,050
185	Chubb Corp. (The)	10,000
125	Genworth Financial, Inc.	4,290
63	Hartford Financial Services Group, Inc.	6,196
125	IPC Holdings Ltd. (Bermuda)	4,027
59	Loews Corp.	3,028
100	MetLife, Inc.	6,441
		43,032

SEE NOTES TO FINANCIAL STATEMENTS.

  JUNE 30, 2007        JPMORGAN LARGE CAP FUNDS  29

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Internet & Catalog Retail — 0.7%
192	Liberty Media Holding Corp. – Interactive, Class A (a)	4,298
	Internet Software & Services — 0.2%
55	Yahoo!, Inc. (a)	1,500
	IT Services — 0.4%
131	Western Union Co. (The)	2,722
	Media — 4.8%
165	Clear Channel Communications, Inc.	6,221
172	Comcast Corp., Class A (a)	4,823
93	Getty Images, Inc. (a)	4,461
38	Liberty Media Holding Corp. – Capital, Class A (a)	4,527
120	McClatchy Co., Class A	3,032
318	Time Warner, Inc.	6,689
		29,753
	Metals & Mining — 2.0%
58	Alcan, Inc. (Canada)	4,691
96	Alcoa, Inc.	3,903
11	Rio Tinto plc (ADR) (United Kingdom)	3,490
		12,084
	Oil, Gas & Consumable Fuels — 13.9%
149	Chevron Corp.	12,531
241	ConocoPhillips	18,948
151	Devon Energy Corp.	11,798
307	Exxon Mobil Corp.	25,750
70	Occidental Petroleum Corp.	4,029
131	Teekay Shipping Corp. (Bahamas)	7,609
175	Williams Cos., Inc.	5,527
		86,192
	Personal Products — 0.3%
48	Estee Lauder Cos., Inc., (The)	2,175
	Pharmaceuticals — 5.8%
101	Biovail Corp. (Canada)	2,567
48	Johnson & Johnson	2,958
185	Merck & Co., Inc.	9,228
205	Pfizer, Inc.	5,232
141	Schering-Plough Corp.	4,286
207	Wyeth	11,875
		36,146
	Real Estate Investment Trusts (REITs) — 2.8%
123	Crystal River Capital, Inc. (m)	2,989
112	iStar Financial, Inc.	4,943
196	Newcastle Investment Corp.	4,914
108	Plum Creek Timber Co., Inc.	4,503
		17,349
	Real Estate Management & Development — 2.7%
128	Brookfield Asset Management, Inc., Class A (Canada)	5,099
291	Brookfield Properties Co.	7,065
116	CB Richard Ellis Group, Inc., Class A (a)	4,238
		16,402
	Road & Rail — 0.6%
70	Norfolk Southern Corp.	3,675
	Semiconductors & Semiconductor Equipment — 1.2%
312	Intel Corp.	7,411
	Software — 2.4%
368	Microsoft Corp.	10,839
193	Symantec Corp. (a)	3,899
		14,738
	Specialty Retail — 3.7%
51	AutoZone, Inc. (a)	6,899
49	Home Depot, Inc.	1,916
182	Limited Brands, Inc.	4,982
147	Lowe’s Cos., Inc.	4,512
188	Staples, Inc.	4,471
		22,780
	Textiles, Apparel & Luxury Goods — 1.0%
69	V.F. Corp.	6,273
	Thrifts & Mortgage Finance — 3.0%
232	Freddie Mac	14,089
79	MGIC Investment Corp.	4,469
		18,558
	Tobacco — 1.1%
101	Altria Group, Inc.	7,063
	Total Long-Term Investments (Cost $464,085)	609,121
Short-Term Investment — 1.1%
	Investment Company — 1.1%
6,479	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $6,479)	6,479

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN LARGE CAP FUNDS         JUNE 30, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 0.3%
	Repurchase Agreements — 0.3%
400	ABN Amro Bank N.V., New York, 5.34%, dated 06/29/07, due 07/02/07, repurchase price $400, collateralized by U.S. Government Agency Mortgages	400
402	Banc of America Securities LLC, 5.39%, dated 06/29/07, due 07/02/07, repurchase price $402, collateralized by U.S. Government Agency Mortgages	402
425	Bear Stearns Cos., Inc., 5.38%, dated 06/29/07, due 07/02/07, repurchase price $425, collateralized by U.S. Government Agency Mortgages	425
425	Credit Suisse First Boston LLC, 5.39%, dated 06/29/07, due 07/02/07, repurchase price $425, collateralized by U.S. Government Agency Mortgages	425
425	Lehman Brothers, Inc., 5.37%, dated 06/29/07, due 07/02/07, repurchase price $425, collateralized by U.S. Government Agency Mortgages	425
	Total Investments of Cash Collateral for Securities on Loan (Cost $2,077)	2,077
	Total Investments — 100.0% (Cost $472,641)	617,677
	Other Assets in Excess of Liabilities — 0.0% (g)	256
	NET ASSETS — 100.0%	$617,933

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

  JUNE 30, 2007        JPMORGAN LARGE CAP FUNDS  31

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.7%
	Common Stocks — 99.7%
	Aerospace & Defense — 7.9%
371	Boeing Co.	35,637
275	General Dynamics Corp.	21,507
253	Lockheed Martin Corp.	23,815
		80,959
	Beverages — 0.5%
83	PepsiCo, Inc.	5,383
	Biotechnology — 3.9%
380	Celgene Corp. (a)	21,797
468	Gilead Sciences, Inc. (a)	18,143
		39,940
	Capital Markets — 6.3%
166	Franklin Resources, Inc.	21,990
112	Goldman Sachs Group, Inc.	24,232
402	Lazard Ltd., Class A (Bermuda)	18,115
		64,337
	Chemicals — 6.4%
508	Monsanto Co.	34,296
133	Potash Corp. of Saskatchewan (Canada)	10,339
283	Praxair, Inc.	20,364
		64,999
	Communications Equipment — 3.9%
677	Cisco Systems, Inc. (a)	18,843
106	Research In Motion Ltd. (Canada) (a)	21,279
		40,122
	Computers & Peripherals — 8.1%
263	Apple, Inc. (a)	32,072
878	Hewlett-Packard Co.	39,194
112	International Business Machines Corp.	11,778
		83,044
	Construction Materials — 0.9%
79	Vulcan Materials Co. (c)	9,095
	Diversified Financial Services — 3.0%
39	Chicago Mercantile Exchange Holdings, Inc., Class A	21,043
66	IntercontinentalExchange, Inc. (a)	9,743
		30,786
	Electrical Equipment — 1.9%
332	Roper Industries, Inc. (c)	18,946
	Energy Equipment & Services — 3.9%
268	Schlumberger Ltd.	22,722
167	Smith International, Inc. (c)	9,813
63	Transocean, Inc. (a)	6,709
		39,244
	Food & Staples Retailing — 3.2%
448	CVS/Caremark Corp.	16,336
485	Safeway, Inc.	16,498
		32,834
	Health Care Providers & Services — 3.0%
136	AmerisourceBergen Corp.	6,733
130	Express Scripts, Inc. (a)	6,496
222	Laboratory Corp. of America Holdings (a) (c)	17,393
		30,622
	Hotels, Restaurants & Leisure — 4.3%
335	Marriott International, Inc., Class A	14,490
388	McDonald’s Corp.	19,705
113	MGM Mirage (a)	9,320
		43,515
	Insurance — 2.1%
181	Lincoln National Corp.	12,814
18	Markel Corp. (a) (c)	8,916
		21,730
	Internet Software & Services — 6.0%
243	Akamai Technologies, Inc. (a) (m)	11,834
95	Google, Inc., Class A (a)	49,483
		61,317
	IT Services — 3.5%
244	Automatic Data Processing, Inc.	11,802
185	Cognizant Technology Solutions Corp., Class A (a)	13,922
61	MasterCard, Inc., Class A (c)	10,035
		35,759
	Life Sciences Tools & Services — 1.5%
286	Thermo Fisher Scientific, Inc. (a)	14,787
	Media — 1.3%
563	DIRECTV Group, Inc. (The) (a)	13,006
	Metals & Mining — 0.9%
208	Cia Vale do Rio Doce ADR (Brazil) (c)	9,253
	Multiline Retail — 1.9%
99	J.C. Penney Co., Inc.	7,195
245	Nordstrom, Inc.	12,514
		19,709
	Oil, Gas & Consumable Fuels — 2.1%
106	Cameco Corp. (Canada) (c)	5,353
126	Valero Energy Corp.	9,299
111	XTO Energy, Inc.	6,671
		21,323

SEE NOTES TO FINANCIAL STATEMENTS.

32   JPMORGAN LARGE CAP FUNDS         JUNE 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Pharmaceuticals — 3.5%
168	Allergan, Inc. (m)	9,678
151	Merck & Co., Inc.	7,530
169	Schering-Plough Corp.	5,156
231	Wyeth	13,223
		35,587
	Real Estate Management & Development — 1.6%
437	CB Richard Ellis Group, Inc., Class A (a)	15,961
	Road & Rail — 2.5%
198	Burlington Northern Santa Fe Corp.	16,883
158	Norfolk Southern Corp.	8,296
		25,179
	Semiconductors & Semiconductor Equipment — 3.7%
184	Lam Research Corp. (a) (c)	9,468
236	MEMC Electronic Materials, Inc. (a)	14,394
325	NVIDIA Corp. (a)	13,413
		37,275
	Software — 2.0%
248	Microsoft Corp.	7,317
660	Oracle Corp. (a)	13,009
		20,326
	Specialty Retail — 3.0%
430	CarMax, Inc. (a)	10,970
184	Tiffany & Co.	9,737
374	TJX Cos., Inc.	10,282
		30,989
	Tobacco — 2.6%
384	Altria Group, Inc.	26,962
	Wireless Telecommunication Services — 4.3%
528	America Movil S.A. de C.V., Series L, ADR (Mexico)	32,711
295	Crown Castle International Corp. (a)	10,712
		43,423
	Total Long-Term Investments (Cost $695,429)	1,016,412

PRINCIPAL AMOUNT($)
Investments of Cash Collateral for Securities on Loan — 5.5%
	Certificates of Deposit — 0.4%
1,999	Calyon, New York, FRN, 5.40%, 03/15/10	1,999
400	Natexis Banques Populaires, New York, FRN, 5.34%, 08/07/07	400
2,000	Skandi, New York, FRN, 5.33%, 08/27/07	2,000
		4,399
	Corporate Notes — 3.1%
3,000	Allstate Life Global Funding II, FRN, 5.32%, 07/29/08	3,000
3,000	BBVA Senior Finance S.A., FRN, 5.41%, 03/12/10	3,000
2,998	Beta Finance, Inc., FRN, 5.39%, 02/20/09	2,998
2,000	Caixa Catal MTN, FRN, 5.39%, 07/28/08	2,000
2,300	Citigroup Global Markets, Inc., FRN, 5.45%, 07/06/07	2,300
5,000	First Tennessee Bank, FRN, 5.33%, 07/29/08	5,000
4,000	General Electric Capital Corp., FRN, 5.40%, 03/12/10	4,000
3,750	Metropolitan Life Global Funding, FRN, 5.31%, 07/29/08	3,750
3,500	Monumental Global Funding, FRN, 5.41%, 06/28/10	3,500
2,500	Morgan Stanley, FRN, 5.56%, 07/29/08	2,500
		32,048
	Repurchase Agreements — 1.6%
3,000	ABN Amro Bank N.V., New York, 5.34%, dated 06/29/07, due 07/02/07, repurchase price $3,001, collateralized by U.S. Government Agency Mortgages	3,000
5,798	Banc of America Securities LLC, 5.39%, dated 06/29/07, due 07/02/07, repurchase price $5,801, collateralized by U.S. Government Agency Mortgages	5,798
7,000	Credit Suisse First Boston LLC, 5.39%, dated 06/29/07,due 07/02/07, repurchase price $7,003, collateralized by U.S. Government Agency Mortgages	7,000
		15,798
	Time Deposit — 0.4%
4,000	Sun Trust Bank, Atlanta, FRN, 5.33%, 07/30/07	4,000
	Total Investments of Cash Collateral for Securities on Loan (Cost $56,245)	56,245
	Total Investments — 105.2% (Cost $751,674)	1,072,657
	Liabilities in Excess of Other Assets — (5.2)%	(53,265)
	NET ASSETS — 100.0%	$1,019,392

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

  JUNE 30, 2007        JPMORGAN LARGE CAP FUNDS  33

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 96.2%
	Common Stocks — 96.2%
	Aerospace & Defense — 0.4%
99	Spirit Aerosystems Holdings, Inc., Class A (a)	3,562
	Beverages — 0.5%
183	Constellation Brands, Inc., Class A (a)	4,441
	Capital Markets — 3.3%
39	Bear Stearns Cos., Inc. (The)	5,502
127	Morgan Stanley	10,636
574	TD AMERITRADE Holding Corp. (a) (c)	11,480
		27,618
	Chemicals — 2.3%
69	Dow Chemical Co. (The)	3,069
95	Praxair, Inc.	6,859
167	Rohm & Haas Co.	9,121
		19,049
	Commercial Banks — 5.9%
135	BB&T Corp.	5,484
139	TCF Financial Corp.	3,864
158	U.S. Bancorp	5,217
332	Wachovia Corp.	17,035
484	Wells Fargo & Co.	17,012
		48,612
	Communications Equipment — 2.0%
79	Cisco Systems, Inc. (a)	2,195
332	Corning, Inc. (a)	8,477
317	Motorola, Inc.	5,613
		16,285
	Computers & Peripherals — 0.7%
57	International Business Machines Corp.	5,989
	Consumer Finance — 0.9%
97	Capital One Financial Corp.	7,640
	Containers & Packaging — 0.4%
57	Ball Corp.	3,052
	Diversified Financial Services — 9.1%
769	Bank of America Corp.	37,613
49	CIT Group, Inc.	2,703
672	Citigroup, Inc.	34,451
		74,767
	Diversified Telecommunication Services — 4.8%
211	AT&T, Inc.	8,756
741	Verizon Communications, Inc.	30,495
		39,251
	Electric Utilities — 2.8%
200	Edison International	11,235
92	FirstEnergy Corp.	5,962
322	Sierra Pacific Resources (a)	5,649
		22,846
	Electronic Equipment & Instruments — 0.5%
97	Arrow Electronics, Inc. (a)	3,743
	Energy Equipment & Services — 0.7%
169	Halliburton Co.	5,823
	Food & Staples Retailing — 1.4%
126	SUPERVALU, Inc.	5,813
116	Wal-Mart Stores, Inc.	5,562
		11,375
	Food Products — 0.5%
72	Kellogg Co.	3,734
	Health Care Providers & Services — 1.1%
118	WellPoint, Inc. (a)	9,396
	Hotels, Restaurants & Leisure — 0.7%
140	Royal Caribbean Cruises Ltd.	6,026
	Household Durables — 0.8%
249	Toll Brothers, Inc. (a) (c)	6,208
	Household Products — 3.4%
90	Colgate-Palmolive Co.	5,843
360	Procter & Gamble Co.	22,053
		27,896
	Industrial Conglomerates — 4.5%
745	General Electric Co.	28,534
208	Tyco International Ltd. (Bermuda) †	7,035
22	Tyco International Ltd. (Bermuda) (a) (w)	1,159
		36,728
	Insurance — 6.4%
66	AMBAC Financial Group, Inc.	5,729
48	American International Group, Inc.	3,368
53	Assurant, Inc. (c)	3,104
478	Genworth Financial, Inc.	16,457
96	Hartford Financial Services Group, Inc.	9,496
123	MBIA, Inc. (c)	7,628
114	MetLife, Inc.	7,319
		53,101
	Internet Software & Services — 0.4%
119	Yahoo!, Inc. (a)	3,223
	IT Services — 0.4%
161	Western Union Co. (The)	3,343

SEE NOTES TO FINANCIAL STATEMENTS.

34   JPMORGAN LARGE CAP FUNDS         JUNE 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Machinery — 2.4%
27	Caterpillar, Inc.	2,091
134	Dover Corp.	6,829
114	Joy Global, Inc. (c)	6,620
55	Kennametal, Inc.	4,487
		20,027
	Media — 4.6%
462	News Corp., Class A	9,795
86	R.H. Donnelley Corp. (a)	6,530
235	Time Warner Cable, Inc. (a)	9,201
207	Time Warner, Inc.	4,353
226	Walt Disney Co. (The)	7,702
		37,581
	Metals & Mining — 0.9%
179	Alcoa, Inc.	7,251
	Multi-Utilities — 3.1%
250	CMS Energy Corp. (a)	4,293
103	Consolidated Edison, Inc.	4,661
101	Dominion Resources, Inc.	8,700
90	SCANA Corp. (c)	3,454
210	Xcel Energy, Inc. (c)	4,290
		25,398
	Multiline Retail — 0.5%
57	Kohl’s Corp. (a)	4,077
	Oil, Gas & Consumable Fuels — 11.0%
196	Chevron Corp.	16,528
198	ConocoPhillips	15,509
60	EOG Resources, Inc.	4,398
437	Exxon Mobil Corp.	36,668
228	Occidental Petroleum Corp.	13,208
72	XTO Energy, Inc.	4,333
		90,644
	Paper & Forest Products — 1.0%
762	Domtar Corp. (Canada) (a)	8,509
	Pharmaceuticals — 6.0%
148	Abbott Laboratories	7,909
286	Merck & Co., Inc.	14,223
175	Pfizer, Inc.	4,462
157	Schering-Plough Corp.	4,764
43	Sepracor, Inc. (a) (c)	1,751
288	Wyeth	16,491
		49,600
	Real Estate Investment Trusts (REITs) — 1.1%
71	Equity Residential	3,226
91	Mack-Cali Realty Corp.	3,971
25	Public Storage, Inc.	1,951
		9,148
	Road & Rail — 2.4%
61	Burlington Northern Santa Fe Corp.	5,202
136	Hertz Global Holdings, Inc. (a) (c)	3,616
206	Norfolk Southern Corp.	10,809
		19,627
	Semiconductors & Semiconductor Equipment — 1.0%
136	Broadcom Corp., Class A (a)	3,981
386	Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Taiwan)	4,301
		8,282
	Software — 0.6%
266	Symantec Corp. (a)	5,365
	Specialty Retail — 1.4%
99	Advance Auto Parts, Inc.	4,008
303	Staples, Inc.	7,193
		11,201
	Thrifts & Mortgage Finance — 3.7%
131	Countrywide Financial Corp.	4,755
275	Freddie Mac	16,682
162	MGIC Investment Corp.	9,183
		30,620
	Tobacco — 1.2%
140	Altria Group, Inc.	9,827
	Wireless Telecommunication Services — 1.4%
223	Crown Castle International Corp. (a) (c)	8,094
185	Sprint Nextel Corp.	3,837
		11,931
	Total Long-Term Investments (Cost $633,310)	792,796
Short-Term Investment — 3.5%
	Investment Company — 3.5%
28,548	JPMorgan Liquid Assets Money Market Fund, Institutional Class (b) (m) (Cost $28,548)	28,548

SEE NOTES TO FINANCIAL STATEMENTS.

  JUNE 30, 2007        JPMORGAN LARGE CAP FUNDS  35

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 1.4%
	Certificate of Deposit — 0.1%
1,250	Calyon, New York, FRN, 5.40%, 03/15/10	1,250
	Corporate Notes — 0.8%
1,000	Banque Federative Du Credit Mutuel, FRN, 5.32%, 07/29/08	1,000
2,000	BBVA Senior Finance S.A., FRN, 5.41%, 03/12/10	2,000
739	HBOS Treasury Services plc, FRN, 5.39%, 07/29/08	739
1,000	Macquarie Bank Ltd., FRN, 5.35%, 07/29/08	1,000
1,500	Monumental Global Funding, FRN, 5.41%, 06/28/10	1,500
		6,239
	Repurchase Agreements — 0.5%
1,089	Banc of America Securities LLC, 5.39%, dated 06/29/07, due 07/02/07, repurchase price $1,089, collateralized by U.S. Government Agency Mortgages	1,089
1,000	Bear Stearns Cos., Inc., 5.38%, dated 06/29/07, due 07/02/07, repurchase price $1,000, collateralized by U.S. Government Agency Mortgages	1,000
2,250	Credit Suisse First Boston LLC, 5.39%, dated 06/29/07, due 07/02/07, repurchase price $2,251, collateralized by U.S. Government Agency Mortgages	2,250
		4,339
	Total Investments of Cash Collateral for Securities on Loan (Cost $11,828)	11,828
	Total Investments — 101.1% (Cost $673,686)	833,172
	Liabilities in Excess of Other Assets — (1.1)%	(9,162)
	NET ASSETS — 100.0%	$824,010

Percentages indicated are based on net assets.

Short Position

SHARES	SECURITY DESCRIPTION	VALUE($)
45	Covidien Ltd. (a) †	$(1,957)
	(Proceeds $1,979)

SEE NOTES TO FINANCIAL STATEMENTS.

36   JPMORGAN LARGE CAP FUNDS         JUNE 30, 2007

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007

(Amounts in thousands, except number of contracts)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.5%
		Common Stocks — 98.5%
		Aerospace & Defense — 2.6%
153		Boeing Co.	14,713
49		Goodrich Corp.	2,942
324		United Technologies Corp.	22,946
			40,601
		Air Freight & Logistics — 0.0% (g)
1		FedEx Corp.	104
		Auto Components — 2.2%
294		Johnson Controls, Inc.	34,009
		Beverages — 0.9%
88		Coca-Cola Co. (The)	4,606
135		PepsiCo, Inc.	8,785
			13,391
		Biotechnology — 1.1%
232		Amgen, Inc. (a)	12,817
121		Gilead Sciences, Inc. (a)	4,693
			17,510
		Capital Markets — 3.7%
63		Bank of New York Co., Inc. (The)	2,598
2		Franklin Resources, Inc.	282
2		Lazard Ltd., Class A (Bermuda)	105
1		Mellon Financial Corp.	51
288		Morgan Stanley †	24,150
22		Morgan Stanley (a) (w)	1,508
367		State Street Corp.	25,072
153		TD AMERITRADE Holding Corp. (a) (c)	3,064
			56,830
		Chemicals — 2.2%
10		EI du Pont de Nemours & Co.	494
60		Monsanto Co.	4,073
305		Praxair, Inc.	21,990
147		Rohm & Haas Co. (c)	8,044
			34,601
		Commercial Banks — 4.3%
—	(h)	City National Corp.	25
87		SunTrust Banks, Inc.	7,501
128		TCF Financial Corp. (c)	3,566
250		U.S. Bancorp	8,249
244		Wachovia Corp.	12,504
976		Wells Fargo & Co.	34,341
1		Zions Bancorp	80
			66,266
		Commercial Services & Supplies — 0.3%
109		Waste Management, Inc.	4,264
		Communications Equipment — 6.0%
1,931		Cisco Systems, Inc. (a) (c)	53,768
1,108		Corning, Inc. (a)	28,309
73		Juniper Networks, Inc. (a)	1,849
24		Motorola, Inc.	433
201		QUALCOMM, Inc.	8,712
			93,071
		Computers & Peripherals — 4.5%
82		Apple, Inc. (a)	9,966
198		Dell, Inc. (a)	5,656
144		EMC Corp. (a)	2,597
591		Hewlett-Packard Co.	26,363
195		International Business Machines Corp.	20,519
5		Network Appliance, Inc. (a)	142
32		SanDisk Corp. (a)	1,581
448		Sun Microsystems, Inc. (a)	2,356
			69,180
		Consumer Finance — 0.5%
131		American Express Co.	8,032
		Diversified Financial Services — 4.8%
633		Bank of America Corp.	30,971
31		CIT Group, Inc.	1,687
796		Citigroup, Inc.	40,836
1		IntercontinentalExchange, Inc. (a)	143
—	(h)	NYSE Euronext, Inc. (c)	30
			73,667
		Diversified Telecommunication Services — 3.7%
889		AT&T, Inc.	36,902
4		Embarq Corp.	235
485		Verizon Communications, Inc.	19,953
			57,090
		Electric Utilities — 2.7%
396		Edison International	22,205
175		FirstEnergy Corp.	11,340
128		Northeast Utilities	3,637
238		Sierra Pacific Resources (a)	4,174
			41,356
		Electrical Equipment — 0.0% (g)
4		Emerson Electric Co.	202

SEE NOTES TO FINANCIAL STATEMENTS.

  JUNE 30, 2007        JPMORGAN LARGE CAP FUNDS  37

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (continued)

(Amounts in thousands, except number of contracts)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Energy Equipment & Services — 1.7%
93		Baker Hughes, Inc.	7,844
173		Halliburton Co.	5,966
137		Schlumberger Ltd.	11,619
2		Weatherford International Ltd. (a)	136
			25,565
		Food & Staples Retailing — 3.4%
426		CVS/Caremark Corp.	15,527
192		Safeway, Inc.	6,527
517		SUPERVALU, Inc.	23,926
197		SYSCO Corp.	6,511
1		Walgreen Co.	53
			52,544
		Food Products — 1.0%
68		General Mills, Inc.	3,996
173		Kraft Foods, Inc., Class A	6,081
83		Wm. Wrigley, Jr., Co.	4,570
			14,647
		Health Care Equipment & Supplies — 0.7%
206		Medtronic, Inc.	10,665
		Health Care Providers & Services — 2.1%
125		Aetna, Inc.	6,165
1		Cigna Corp.	37
34		Medco Health Solutions, Inc. (a)	2,627
296		WellPoint, Inc. (a)	23,642
			32,471
		Hotels, Restaurants & Leisure — 1.7%
217		International Game Technology	8,608
71		Royal Caribbean Cruises Ltd.	3,055
89		Starwood Hotels & Resorts Worldwide, Inc.	5,972
285		Yum! Brands, Inc.	9,318
			26,953
		Household Durables — 0.1%
79		Toll Brothers, Inc. (a) (c)	1,978
		Household Products — 3.4%
258		Colgate-Palmolive Co.	16,709
595		Procter & Gamble Co.	36,404
			53,113
		Industrial Conglomerates — 3.8%
1,305		General Electric Co.	49,944
19		Textron, Inc.	2,092
198		Tyco International Ltd. (Bermuda) (a)	6,693
			58,729
		Insurance — 3.9%
149		Aflac, Inc.	7,645
119		AMBAC Financial Group, Inc.	10,334
1		Assurant, Inc. (c)	31
2		Berkshire Hathaway, Inc., Class B (a) (c)	7,138
8		Genworth Financial, Inc.	270
146		Hartford Financial Services Group, Inc.	14,359
1		MBIA, Inc. (c)	83
113		MetLife, Inc.	7,302
75		Protective Life Corp.	3,608
—	(h)	Prudential Financial, Inc.	43
149		RenaissanceRe Holdings Ltd. (Bermuda) (c)	9,249
			60,062
		Internet Software & Services — 2.8%
120		eBay, Inc. (a)	3,851
47		Google, Inc., Class A (a) (c)	24,414
543		Yahoo!, Inc. (a)	14,730
			42,995
		IT Services — 0.0% (g)
1		Infosys Technologies Ltd. ADR (India) (c)	61
		Machinery — 2.7%
135		Caterpillar, Inc.	10,592
214		Danaher Corp. (c)	16,177
66		Deere & Co.	7,976
136		Dover Corp.	6,950
			41,695
		Media — 2.4%
—	(h)	Citadel Broadcasting Corp.	—	(h)
332		Comcast Corp., Class A (a)	9,323
934		News Corp., Class A	19,812
32		News Corp., Class B (c)	739
16		Time Warner, Inc. (a)	609
171		Walt Disney Co. (The)	5,825
			36,308
		Metals & Mining — 0.3%
1		Alcan, Inc. (Canada)	54
125		Alcoa, Inc.	5,048
			5,102
		Multi-Utilities — 1.0%
501		CMS Energy Corp.	8,622
83		Dominion Resources, Inc.	7,161
			15,783

SEE NOTES TO FINANCIAL STATEMENTS.

38   JPMORGAN LARGE CAP FUNDS         JUNE 30, 2007

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Multiline Retail — 0.7%
1		Family Dollar Stores, Inc.	18
1		J.C. Penney Co., Inc.	51
140		Kohl’s Corp. (a)	9,928
8		Target Corp.	502
			10,499
		Oil, Gas & Consumable Fuels — 8.3%
6		Anadarko Petroleum Corp.	316
132		Chevron Corp.	11,112
164		ConocoPhillips	12,850
4		Denbury Resources, Inc. (a)	162
118		Devon Energy Corp.	9,216
191		EOG Resources, Inc.	13,976
365		Exxon Mobil Corp.	30,629
128		Hess Corp.	7,539
506		Occidental Petroleum Corp.	29,280
3		Southwestern Energy Co. (a) (c)	124
29		Sunoco, Inc.	2,333
164		XTO Energy, Inc.	9,860
			127,397
		Paper & Forest Products — 0.5%
710		Domtar Corp. (Canada) (a) (c)	7,926
		Pharmaceuticals — 7.3%
312		Abbott Laboratories	16,695
172		Johnson & Johnson	10,626
806		Merck & Co., Inc.	40,153
788		Schering-Plough Corp.	23,987
45		Sepracor, Inc. (a) (c)	1,838
338		Wyeth	19,391
			112,690
		Real Estate Investment Trusts (REITs) — 0.4%
63		Apartment Investment & Management Co.	3,195
1		Digital Realty Trust, Inc.	24
2		Home Properties, Inc. (c)	120
30		Public Storage, Inc.	2,295
			5,634
		Road & Rail — 2.3%
3		Burlington Northern Santa Fe Corp.	280
655		Norfolk Southern Corp.	34,431
			34,711
		Semiconductors & Semiconductor Equipment — 2.1%
409		Altera Corp.	9,049
145		Analog Devices, Inc.	5,445
55		Broadcom Corp., Class A (a)	1,623
3		KLA-Tencor Corp.	140
667		Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Taiwan)	7,427
6		Texas Instruments, Inc.	219
315		Xilinx, Inc.	8,439
			32,342
		Software — 2.4%
1,100		Microsoft Corp.	32,426
231		Oracle Corp. (a)	4,558
			36,984
		Specialty Retail — 1.7%
—	(h)	Abercrombie & Fitch Co.,	19
57		Advance Auto Parts, Inc.	2,322
106		CarMax, Inc. (a) (c)	2,700
1		Dick’s Sporting Goods, Inc. (a) (c)	33
919		Staples, Inc.	21,797
			26,871
		Textiles, Apparel & Luxury Goods — 0.0% (g)
5		Nike, Inc., Class B	266
		Thrifts & Mortgage Finance — 0.3%
70		Fannie Mae	4,580
		Tobacco — 1.7%
374		Altria Group, Inc.	26,236
		Wireless Telecommunication Services — 0.3%
9		Crown Castle International Corp. (a) (c)	325
176		Sprint Nextel Corp.	3,645
			3,970
		Total Long-Term Investments (Cost $1,150,151)	1,518,951
Short-Term Investment — 1.6%
		Investment Company — 1.6%
24,490		JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $24,490)	24,490

SEE NOTES TO FINANCIAL STATEMENTS.

  JUNE 30, 2007        JPMORGAN LARGE CAP FUNDS  39

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (continued)

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 0.8%
	Corporate Notes — 0.5%
2,500	Macquarie Bank Ltd., FRN, 5.34%, 07/29/08	2,500
2,500	Macquarie Bank Ltd., FRN, 5.35%, 07/29/08	2,500
2,000	Unicredito Italiano Bank plc, FRN, 5.34%, 07/29/08	2,000
		7,000
	Repurchase Agreements — 0.3%
334	Banc of America Securities LLC, 5.39%, dated 06/29/07, due 07/02/07, repurchase price $334, collateralized by U.S. Government Agency Mortgages	334
2,500	Bear Stearns Cos., Inc., 5.38%, dated 06/29/07, due 07/02/07, repurchase price $2,501, collateralized by U.S. Government Agency Mortgages	2,500
2,500	Credit Suisse First Boston LLC, 5.39%, dated 06/29/07, due 07/02/07, repurchase price $2,501, collateralized by U.S. Government Agency Mortgages	2,500
		5,334
	Total Investments of Cash Collateral for Securities on Loan (Cost $12,334)	12,334
	Total Investments — 100.9% (Cost $1,186,975)	1,555,775
	Liabilities in Excess of Other Assets — (0.9)%	(13,716)
	NET ASSETS — 100.0%	$1,542,059

Percentages indicated are based on net assets.

Short Position

SHARES	SECURITY DESCRIPTION	VALUE($)
51	Discover Financial Services (a) †	$(1,442)
	(Proceeds $1,516)

Future Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 6/30/07	UNREALIZED APPRECIATION
	Long Futures Outstanding
33	S&P 500 Index	September, 2007	$12,502	$96

SEE NOTES TO FINANCIAL STATEMENTS.

40   JPMORGAN LARGE CAP FUNDS         JUNE 30, 2007

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007

(Amounts in thousands, except number of contracts)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — 124.7% (j)
		Common Stocks — 119.6%
		Aerospace & Defense — 3.3%
150		Boeing Co.	14,455
50		Goodrich Corp.	2,982
—	(h)	KBR, Inc. (a)	—	(h)
421		United Technologies Corp.	29,841
			47,278
		Auto Components — 2.8%
349		Johnson Controls, Inc.	40,433
		Beverages — 0.9%
82		Coca-Cola Co. (The)	4,303
127		PepsiCo, Inc.	8,252
			12,555
		Biotechnology — 1.2%
221		Amgen, Inc. (a)	12,224
112		Gilead Sciences, Inc. (a)	4,336
			16,560
		Capital Markets — 4.5%
64		Bank of New York Co., Inc. (The)	2,636
90		Mellon Financial Corp.	3,951
317		Morgan Stanley †	26,570
20		Morgan Stanley (a) (w)	1,407
393		State Street Corp.	26,899
142		TD AMERITRADE Holding Corp. (a)	2,833
			64,296
		Chemicals — 2.9%
56		Monsanto Co.	3,773
337		Praxair, Inc.	24,229
249		Rohm & Haas Co.	13,602
			41,604
		Commercial Banks — 5.4%
155		Colonial BancGroup, Inc. (The)	3,860
82		SunTrust Banks, Inc.	7,023
170		TCF Financial Corp.	4,727
284		U.S. Bancorp	9,351
233		Wachovia Corp.	11,950
1,132		Wells Fargo & Co.	39,820
			76,731
		Commercial Services & Supplies — 0.3%
111		Waste Management, Inc.	4,342
		Communications Equipment — 7.1%
2,079		Cisco Systems, Inc. (a)	57,903
1,295		Corning, Inc. (a)	33,099
60		Juniper Networks, Inc. (a)	1,501
193		QUALCOMM, Inc.	8,367
			100,870
		Computers & Peripherals — 5.1%
79		Apple, Inc. (a)	9,616
196		Dell, Inc. (a)	5,587
136		EMC Corp. (a)	2,460
676		Hewlett-Packard Co.	30,162
187		International Business Machines Corp.	19,657
68		SanDisk Corp. (a)	3,325
434		Sun Microsystems, Inc. (a)	2,281
			73,088
		Consumer Finance — 0.5%
124		American Express Co.	7,606
		Diversified Financial Services — 5.0%
624		Bank of America Corp.	30,504
26		CIT Group, Inc.	1,424
762		Citigroup, Inc.	39,084
			71,012
		Diversified Telecommunication Services — 3.8%
855		AT&T, Inc. (m)	35,493
452		Verizon Communications, Inc.	18,597
			54,090
		Electric Utilities — 3.7%
496		Edison International	27,859
264		FirstEnergy Corp.	17,087
129		Northeast Utilities	3,663
227		Sierra Pacific Resources (a)	3,977
			52,586
		Energy Equipment & Services — 1.8%
93		Baker Hughes, Inc.	7,782
172		Halliburton Co.	5,923
30		Rowan Cos., Inc.	1,233
129		Schlumberger Ltd.	10,973
			25,911
		Food & Staples Retailing — 4.1%
402		CVS/Caremark Corp.	14,647
357		Safeway, Inc.	12,132
549		SUPERVALU, Inc.	25,420
200		SYSCO Corp.	6,604
			58,803

SEE NOTES TO FINANCIAL STATEMENTS.

  JUNE 30, 2007        JPMORGAN LARGE CAP FUNDS  41

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued (j)
	Food Products — 1.0%
69	General Mills, Inc.	4,055
175	Kraft Foods, Inc. Class A	6,170
79	Wm. Wrigley, Jr., Co.	4,369
		14,594
	Health Care Equipment & Supplies — 1.1%
296	Medtronic, Inc.	15,350
	Health Care Providers & Services — 2.5%
117	Aetna, Inc.	5,762
31	Medco Health Solutions, Inc. (a)	2,404
343	WellPoint, Inc. (a)	27,396
		35,562
	Hotels, Restaurants & Leisure — 2.0%
211	International Game Technology	8,379
138	Royal Caribbean Cruises Ltd.	5,932
85	Starwood Hotels & Resorts Worldwide, Inc.	5,688
268	Yum! Brands, Inc.	8,766
		28,765
	Household Durables — 0.1%
81	Toll Brothers, Inc. (a)	2,021
	Household Products — 4.1%
290	Colgate-Palmolive Co.	18,819
645	Procter & Gamble Co.	39,446
		58,265
	Industrial Conglomerates — 4.2%
1,332	General Electric Co.	50,988
19	Textron, Inc.	2,120
191	Tyco International Ltd. (Bermuda) (a)	6,454
		59,562
	Insurance — 4.3%
140	Aflac, Inc. (m)	7,183
133	AMBAC Financial Group, Inc.	11,574
2	Berkshire Hathaway, Inc., Class B (a)	7,340
166	Hartford Financial Services Group, Inc.	16,346
108	MetLife, Inc.	6,959
67	Protective Life Corp.	3,187
145	RenaissanceRe Holdings Ltd. (Bermuda)	8,966
		61,555
	Internet Software & Services — 2.9%
121	eBay, Inc. (a)	3,907
45	Google, Inc., Class A (a)	23,509
521	Yahoo!, Inc. (a)	14,146
		41,562
	Machinery — 3.4%
132	Caterpillar, Inc.	10,334
280	Danaher Corp.	21,153
63	Deere & Co.	7,565
181	Dover Corp.	9,246
		48,298
	Media — 3.3%
337	Comcast Corp., Class A (a)	9,463
1,314	News Corp., Class A	27,871
71	Time Warner Cable, Inc. (a)	2,773
199	Walt Disney Co. (The)	6,810
		46,917
	Metals & Mining — 0.3%
119	Alcoa, Inc.	4,806
	Multi-Utilities — 1.1%
490	CMS Energy Corp.	8,421
78	Dominion Resources, Inc.	6,731
		15,152
	Multiline Retail — 1.4%
225	Kohl’s Corp. (a)	16,005
62	Target Corp.	3,956
		19,961
	Oil, Gas & Consumable Fuels — 9.1%
129	Chevron Corp.	10,881
161	ConocoPhillips	12,631
110	Devon Energy Corp.	8,598
251	EOG Resources, Inc.	18,361
355	Exxon Mobil Corp.	29,786
122	Hess Corp.	7,217
491	Occidental Petroleum Corp.	28,396
26	Sunoco, Inc.	2,072
187	XTO Energy, Inc.	11,242
		129,184
	Paper & Forest Products — 1.0%
1,215	Domtar Corp. (Canada) (a)	13,556
	Pharmaceuticals — 7.6%
297	Abbott Laboratories	15,920
166	Johnson & Johnson	10,214
763	Merck & Co., Inc.	38,014
760	Schering-Plough Corp.	23,146
42	Sepracor, Inc. (a)	1,715
327	Wyeth	18,738
		107,747

SEE NOTES TO FINANCIAL STATEMENTS.

42   JPMORGAN LARGE CAP FUNDS         JUNE 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued (j)
	Real Estate Investment Trusts (REITs) — 3.0%
64	Apartment Investment & Management Co.	3,241
129	Health Care Property Investors, Inc.	3,735
102	Home Properties, Inc.	5,276
246	Host Hotels & Resorts, Inc.	5,680
148	Nationwide Health Properties, Inc.	4,015
89	ProLogis	5,087
78	Public Storage, Inc.	5,969
28	Simon Property Group, Inc.	2,596
147	UDR, Inc.	3,853
102	Ventas, Inc.	3,683
		43,135
	Road & Rail — 3.0%
821	Norfolk Southern Corp.	43,151
	Semiconductors & Semiconductor Equipment — 4.0%
554	Altera Corp.	12,267
282	Analog Devices, Inc.	10,620
51	Broadcom Corp., Class A (a)	1,494
225	KLA-Tencor Corp.	12,353
877	Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Taiwan)	9,756
412	Xilinx, Inc.	11,030
		57,520
	Software — 2.5%
1,059	Microsoft Corp.	31,206
217	Oracle Corp. (a)	4,284
		35,490
	Specialty Retail — 1.8%
55	Advance Auto Parts, Inc.	2,219
100	CarMax, Inc. (a)	2,556
909	Staples, Inc.	21,573
		26,348
	Thrifts & Mortgage Finance — 0.9%
67	Fannie Mae	4,344
370	New York Community Bancorp, Inc.	6,291
125	NewAlliance Bancshares, Inc.	1,836
		12,471
	Tobacco — 1.7%
351	Altria Group, Inc.	24,616
	Wireless Telecommunication Services — 0.9%
248	Crown Castle International Corp. (a)	8,984
166	Sprint Nextel Corp.	3,443
		12,427
	Total Common Stock (Cost $1,623,743)	1,705,780
Short-Term Investment — 5.1%
	Investment Company — 5.1%
72,830	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $72,830)	72,830
	Total Long Positions — 124.7% (Cost $1,696,573)	1,778,610
	Liabilities in Excess of Other Assets — (24.7)%	(352,713)
	NET ASSETS — 100.0%	$1,425,897
Short Positions — 21.6%
	Common Stocks — 21.6%
	Aerospace & Defense — 0.8%
206	Honeywell International, Inc.	11,571
	Building Products — 0.2%
109	Masco Corp.	3,098
	Capital Markets — 0.6%
18	Bear Stearns Cos., Inc.	2,548
35	Merrill Lynch & Co., Inc.	2,884
59	Northern Trust Corp.	3,764
		9,196
	Chemicals — 1.1%
210	H.B. Fuller Co.	6,277
58	Nalco Holding Co.	1,595
128	Nova Chemicals Corp. (Canada)	4,546
55	OM Group, Inc. (a)	2,905
		15,323
	Commercial Banks — 0.8%
80	Huntington Bancshares, Inc.	1,808
149	National City Corp.	4,958
133	UMB Financial Corp.	4,904
		11,670
	Consumer Finance — 0.1%
48	Discover Financial Services (a)	1,379
	Diversified Financial Services — 0.3%
66	Moody’s Corp.	4,080
	Electric Utilities — 0.7%
35	Exelon Corp.	2,548
141	PPL Corp.	6,598
51	Reliant Energy, Inc. (a)	1,366
		10,512
	Energy Equipment & Services — 0.5%
128	ENSCO International, Inc.	7,791

SEE NOTES TO FINANCIAL STATEMENTS.

  JUNE 30, 2007        JPMORGAN LARGE CAP FUNDS  43

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Food & Staples Retailing — 1.1%
293	Kroger Co. (The)	8,231
82	Wal-Mart Stores, Inc.	3,921
93	Whole Foods Market, Inc.	3,573
		15,725
	Food Products — 0.3%
211	Sara Lee Corp.	3,668
	Health Care Equipment & Supplies — 0.5%
159	St. Jude Medical, Inc. (a)	6,593
	Health Care Providers & Services — 0.7%
33	Laboratory Corp. of America Holdings (a)	2,567
69	Quest Diagnostics, Inc.	3,569
77	UnitedHealth Group, Inc.	3,912
		10,048
	Hotels, Restaurants & Leisure — 0.2%
54	Carnival Corp.	2,614
	Household Durables — 0.2%
28	Black & Decker Corp.	2,437
	Industrial Conglomerates — 0.4%
61	3M Co.	5,303
	Insurance — 0.4%
26	Navigators Group, Inc. (a)	1,396
65	Safeco Corp.	4,066
		5,462
	IT Services — 0.2%
17	MasterCard, Inc., Class A	2,737
	Machinery — 0.7%
64	Eaton Corp.	5,943
51	ITT Corp.	3,475
		9,418
	Media — 0.8%
81	CBS Corp., Class B	2,706
191	Time Warner, Inc.	4,019
132	Viacom, Inc. (a)	5,474
		12,199
	Metals & Mining — 0.2%
52	Schnitzer Steel Industries, Inc.	2,483
	Multi-Utilities — 0.2%
54	PG&E Corp.	2,446
	Multiline Retail — 0.1%
26	Nordstrom, Inc.	1,319
	Oil, Gas & Consumable Fuels — 0.2%
104	Aventine Renewable Energy Holdings, Inc. (a)	1,760
76	VeraSun Energy Corp. (a)	1,100
		2,860
	Paper & Forest Products — 0.8%
173	International Paper Co.	6,748
231	Louisiana-Pacific Corp.	4,379
		11,127
	Personal Products — 0.4%
128	Estee Lauder Cos., Inc., (The)	5,816
	Pharmaceuticals — 0.1%
80	Sciele Pharma, Inc. (a)	1,873
	Real Estate Investment Trusts (REITs) — 2.7%
58	Camden Property Trust	3,898
298	DiamondRock Hospitality Co.	5,684
206	Douglas Emmett, Inc.	5,096
298	Equity One, Inc.	7,624
85	Federal Realty Investment Trust	6,559
78	Highwoods Properties, Inc.	2,918
132	Taubman Centers, Inc.	6,553
		38,332
	Road & Rail — 1.1%
113	CSX Corp.	5,089
375	Heartland Express, Inc.	6,111
168	Knight Transportation, Inc.	3,248
99	Werner Enterprises, Inc.	1,985
		16,433
	Semiconductors & Semiconductor Equipment — 3.1%
171	Applied Materials, Inc.	3,398
37	Cabot Microelectronics Corp. (a)	1,324
171	Intel Corp.	4,063
128	Lam Research Corp. (a)	6,569
139	Linear Technology Corp.	5,043
136	Microchip Technology, Inc.	5,054
152	Micron Technology, Inc. (a)	1,904
183	National Semiconductor Corp.	5,171
390	Novellus Systems, Inc. (a)	11,076
		43,602
	Specialty Retail — 1.0%
119	AutoNation, Inc. (a)	2,662
171	Limited Brands, Inc.	4,705
135	Lowe’s Cos., Inc.	4,134
81	RadioShack Corp.	2,684
		14,185

SEE NOTES TO FINANCIAL STATEMENTS.

44   JPMORGAN LARGE CAP FUNDS         JUNE 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Textiles, Apparel & Luxury Goods — 0.4%
68	Jones Apparel Group, Inc.	1,930
119	Liz Claiborne, Inc.	4,431
		6,361
	Thrifts & Mortgage Finance — 0.1%
43	Webster Financial Corp.	1,843
	Wireless Telecommunication Services — 0.6%
207	American Tower Corp., Class A (a)	8,707
	Total Short Positions — 21.6% (Proceeds $314,016)	$308,211

Percentages indicated are based on net assets.

Future Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/07	UNREALIZED APPRECIATION
	Long Futures Outstanding
25	S&P 500 Index	September, 2007	$9,471	$36

SEE NOTES TO FINANCIAL STATEMENTS.

  JUNE 30, 2007        JPMORGAN LARGE CAP FUNDS  45

JPMorgan Large Cap Funds

ABBREVIATIONS:

(a) —	Non-income producing security.

(b) —	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisors Inc.

(c) —	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(g) —	Amount rounds to less than 0.1%.

(h) —	Amount rounds to less than one thousand.

(j) —	Securities are pledged with a broker as collateral for short sales.

(k) —	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(m) —	All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBA, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

(n) —	The rate shown is the effective yield at the date of purchase.

(w) —	When Issued Security.

ADR —	American Depositary Receipt.

FRN —	Floating Rate Note. The rate shown is the rate in effect as of June 30, 2007.

† —	Short position is the result of the sale of a when issued security from a pending corporate action of the long position.

SEE NOTES TO FINANCIAL STATEMENTS.

46   JPMORGAN LARGE CAP FUNDS         JUNE 30, 2007

THIS PAGE IS INTENTIONALLY LEFT BLANK

  JUNE 30, 2007        JPMORGAN LARGE CAP FUNDS  47

STATEMENTS OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2007

(Amounts in thousands, except per share amounts)

	Disciplined Equity Fund		Equity Income Fund		Equity Income Fund II	Growth and Income Fund
ASSETS:
Investments in non-affiliates, at value	$324,139		$282,393		$200,775	$611,198
Investments in affiliates, at value	7,294		18,442		3,755	6,479
Total investment securities, at value	331,433		300,835		204,530	617,677
Cash	—		—		—	34
Receivables:
Investment securities sold	1,072		—		—	3,030
Fund shares sold	203		906		52	199
Interest and dividends	428		632		410	761
Prepaid expenses and other assets	49		—	(b)	—	—
Total Assets	333,185		302,373		204,992	621,701

LIABILITIES:
Payables:
Dividends	189		184		410	100
Investment securities purchased	990		598		431	—
Securities sold short, at value	131		—		—	—
Collateral for securities lending program	9,365		10,700		—	2,077
Fund shares redeemed	1,325		1,269		503	594
Variation margin on futures contracts	9		—		—	—
Accrued liabilities:
Investment advisory fees	60		95		69	207
Administration fees	5		24		9	52
Shareholder servicing fees	25		57		43	130
Distribution fees	—	(b)	53		—	139
Custodian and accounting fees	13		10		12	12
Trustees’ and Chief Compliance Officer’s fees	3		5		24	31
Other	138		194		82	426
Total Liabilities	12,253		13,189		1,583	3,768
Net Assets	$320,932		$289,184		$203,409	$617,933

SEE NOTES TO FINANCIAL STATEMENTS.

48   JPMORGAN LARGE CAP FUNDS         JUNE 30, 2007

	Disciplined Equity Fund	Equity Income Fund	Equity Income Fund II	Growth and Income Fund
NET ASSETS:
Paid in capital	$517,318	$155,973	$103,166	$421,308
Accumulated undistributed (distributions in excess of) net investment income	(41)	(218)	(216)	(106)
Accumulated net realized gains (losses)	(311,867)	21,376	57,347	51,695
Net unrealized appreciation (depreciation)	115,522	112,053	43,112	145,036
Total Net Assets	$320,932	$289,184	$203,409	$617,933
Net Assets:
Class A	$1,628	$156,220	$—	$581,817
Class B	—	27,245	—	21,336
Class C	—	7,138	—	5,349
Select Class	68,341	98,581	203,409	9,431
Institutional Class	115,178	—	—	—
Ultra	135,785	—	—	—
Total	$320,932	$289,184	$203,409	$617,933

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	88	12,575	—	14,393
Class B	—	2,205	—	538
Class C	—	578	—	140
Select Class	3,697	7,868	8,767	226
Institutional Class	6,238	—	—	—
Ultra	7,353	—	—	—

Net Asset Value:
Class A — Redemption price per share	$18.45	$12.42	$—	$40.42
Class B — Offering price per share (a)	—	12.36	—	39.67
Class C — Offering price per share (a)	—	12.35	—	38.18
Select Class — Offering and redemption price per share	18.48	12.53	23.20	41.71
Institutional Class — Offering and redemption price per share	18.47	—	—	—
Ultra — Offering and redemption price per share	18.47	—	—	—
Class A maximum sales charge	5.25%	5.25%	—	5.25%
Class A maximum public offering price per share (net asset value per share/100% – maximum sales charge)	$19.47	$13.11	$—	$42.66

Cost of investments	$215,956	$188,782	$161,418	$472,641
Market value of securities on loan	9,161	10,451	—	2,022
Proceeds from securities sold short	136	—	—	—

(a)	Redemption price for Class B and Class C Shares varies based on the length of time the shares were held.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

  JUNE 30, 2007        JPMORGAN LARGE CAP FUNDS  49

STATEMENTS OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2007 (continued)

(Amounts in thousands, except per share amounts)

	Large Cap Growth Fund	Large Cap Value Fund	U.S. Equity Fund	U.S. Large Cap Core Plus Fund
ASSETS:
Investments in non-affiliates, at value	$1,072,657	$804,624	$1,531,285	$1,705,780
Investments in affiliates, at value	—	28,548	24,490	72,830
Total investment securities, at value	1,072,657	833,172	1,555,775	1,778,610
Cash	—	—	1,511	1,376
Deposits with broker for futures	—	—	1,932	2,238
Receivables:
Investment securities sold	31,342	8,094	13,787	59,199
Fund shares sold	179	4,359	4,787	9,679
Interest and dividends	632	1,178	2,055	2,001
Variation margin on futures contracts	—	—	—	1
Prepaid expenses and other assets	2	1	3	—
Total Assets	1,104,812	846,804	1,579,850	1,853,104

LIABILITIES:
Payables:
Due to custodian	132	—	—	—
Dividends	—	2,918	2,890	—
Dividends for securities sold short	—	—	—	234
Investment securities purchased	25,893	4,244	18,574	117,466
Securities sold short, at value	—	1,957	1,442	308,211
Collateral for securities lending program	56,245	11,828	12,334	—
Fund shares redeemed	1,447	1,035	1,021	66
Variation margin on futures contracts	—	—	15	—
Accrued liabilities:
Investment advisory fees	424	285	522	714
Administration fees	86	74	108	108
Shareholder servicing fees	193	174	251	213
Distribution fees	123	23	50	1
Custodian and accounting fees	20	14	26	56
Trustees’ and Chief Compliance Officer’s fees	5	4	10	2
Other	852	238	548	136
Total Liabilities	85,420	22,794	37,791	427,207
Net Assets	$1,019,392	$824,010	$1,542,059	$1,425,897

SEE NOTES TO FINANCIAL STATEMENTS.

50   JPMORGAN LARGE CAP FUNDS         JUNE 30, 2007

	Large Cap Growth Fund	Large Cap Value Fund	U.S. Equity Fund	U.S. Large Cap Core Plus Fund
NET ASSETS:
Paid in capital	$1,145,105	$518,878	$1,055,588	$1,322,223
Accumulated undistributed (distributions in excess of) net investment income	(27)	(376)	(144)	3,313
Accumulated net realized gains (losses)	(446,669)	146,000	117,645	12,483
Net unrealized appreciation (depreciation)	320,983	159,508	368,970	87,878
Total Net Assets	$1,019,392	$824,010	$1,542,059	$1,425,897
Net Assets:
Class A	$227,544	$48,264	$143,393	$3,090
Class B	107,034	14,870	22,375	—
Class C	11,602	5,143	9,417	983
R Class	—	37,350	43,851	44,397
Select Class	669,951	710,573	1,099,173	1,377,427
Institutional Class	—	—	223,850	—
Ultra	3,261	7,810	—	—
Total	$1,019,392	$824,010	$1,542,059	$1,425,897

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	12,185	2,603	11,601	147
Class B	6,301	809	1,828	—
Class C	689	281	770	47
R Class	—	2,033	3,550	2,111
Select Class	36,293	38,641	89,044	65,620
Institutional Class	—	—	18,124	—
Ultra	176	425	—	—

Net Asset Value:
Class A — Redemption price per share	$18.67	$18.54	$12.36	$20.98
Class B — Offering price per share (a)	16.99	18.38	12.24	—
Class C — Offering price per share (a)	16.84	18.32	12.23	20.83
R Class — Offering and redemption price per share	—	18.37	12.35	21.03
Select Class — Offering and redemption price per share	18.46	18.39	12.34	20.99
Institutional Class — Offering and redemption price per share	—	—	12.35	—
Ultra—Offering and redemption price per share	18.54	18.39	—	—
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share (net asset value per share/100% – maximum sales charge)	$19.70	$19.57	$13.04	$22.14

Cost of investments	$751,674	$673,686	$1,186,975	$1,696,573
Market value of securities on loan	56,056	11,439	12,162	—
Proceeds from securities sold short	—	1,979	1,516	314,016

(a)	Redemption price for Class B and Class C Shares varies based on the length of time the shares were held.

SEE NOTES TO FINANCIAL STATEMENTS.

  JUNE 30, 2007        JPMORGAN LARGE CAP FUNDS  51

STATEMENTS OF OPERATIONS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Disciplined Equity Fund	Equity Income Fund	Equity Income Fund II		Growth and Income Fund
	Year Ended 6/30/2007	Year Ended 6/30/2007	Period Ended 6/30/2007 (b)	Year Ended 10/31/2006	Year Ended 6/30/2007
INVESTMENT INCOME:
Dividend income	$9,241	$8,851	$5,728	$11,816	$12,024
Dividend income from affiliates (a)	352	322	84	180	548
Interest income	40	120	49	106	—
Income from securities lending (net)	38	93	—	—	47
Foreign taxes withheld	—	(3)	(3)	(1)	(32)
Total investment income	9,671	9,383	5,858	12,101	12,587

EXPENSES:
Investment advisory fees	1,261	1,136	679	2,038	2,390
Administration fees	508	285	170	521	600
Distribution fees:
Class A	3	337	—	—	1,402
Class B	—	234	—	—	189
Class C	—	53	—	—	40
Shareholder servicing fees:
Class A	3	337	—	—	1,402
Class B	—	78	—	—	63
Class C	—	18	—	—	13
Select Class	490	277	425	1,274	16
Institutional Class	176	—	—	—	—
Custodian and accounting fees	76	44	23	69	40
Interest expense	5	1	28	6	1
Professional fees	53	41	40	54	50
Trustees’ and Chief Compliance Officer’s fees	6	4	2	8	6
Printing and mailing costs	76	49	25	49	84
Registration and filing fees	23	51	11	21	59
Transfer agent fees	70	311	41	55	757
Other	17	14	4	14	6
Total expenses	2,767	3,270	1,448	4,109	7,118
Less amounts waived	(318)	(49)	(9)	(10)	(2)
Less earnings credits	(6)	(1)	— (c)	(1)	(1)
Net expenses	2,443	3,220	1,439	4,098	7,115
Net investment income (loss)	7,228	6,163	4,419	8,003	5,472

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	99,825	33,137	58,182	114,032	64,930
Futures	1,328	—	—	—	—
Net realized gain (loss)	101,153	33,137	58,182	114,032	64,930
Change in net unrealized appreciation (depreciation) of:
Investments	(876)	17,144	(31,600)	(39,149)	53,630
Futures	(35)	—	—	—	—
Securities sold short	5	—	—	—	—
Change in net unrealized appreciation (depreciation)	(906)	17,144	(31,600)	(39,149)	53,630
Net realized/unrealized gains (losses)	100,247	50,281	26,582	74,883	118,560
Change in net assets resulting from operations	$107,475	$56,444	$31,001	$82,886	$124,032

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	The Fund changed its fiscal year end from October 31 to June 30.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

52   JPMORGAN LARGE CAP FUNDS         JUNE 30, 2007

	Large Cap Growth Fund	Large Cap Value Fund	U.S. Equity Fund	U.S. Large Cap Core Plus Fund
	Year Ended 6/30/2007	Year Ended 6/30/2007	Year Ended 6/30/2007	Year Ended 6/30/2007
INVESTMENT INCOME:
Dividend income	$10,397	$21,928	$26,883	$8,954
Dividend income from affiliates (a)	325	1,030	1,402	1,279
Interest income	—	—	42	—
Income from securities lending (net)	88	84	107	—
Foreign taxes withheld	(24)	(16)	(11)	(4)
Total investment income	10,786	23,026	28,423	10,229

EXPENSES:
Investment advisory fees	5,664	3,926	5,970	4,519
Administration fees	1,139	987	1,500	453
Distribution fees:
Class A	526	114	352	2
Class B	1,030	118	190	—
Class C	84	37	70	4
Shareholder servicing fees:
Class A	526	114	352	2
Class B	343	39	63	—
Class C	28	12	23	1
R Class	—	11	10	11
Select Class	1,917	2,206	2,625	1,073
Institutional Class	—	—	246	—
Custodian and accounting fees	67	76	128	175
Interest expense	17	14	6	2
Professional fees	54	48	75	75
Trustees’ and Chief Compliance Officer’s fees	17	15	19	7
Printing and mailing costs	228	146	383	30
Registration and filing fees	55	69	101	81
Transfer agent fees	1,370	266	764	98
Dividend expense on securities sold short	—	—	—	1,859
Other	44	33	28	4
Total expenses	13,109	8,231	12,905	8,396
Less amounts waived	(220)	(15)	(879)	(2,041)
Less earnings credits	(1)	(1)	(3)	(11)
Less reimbursement for legal matters	—	—	(1)	—
Net expenses	12,888	8,215	12,022	6,344
Net investment income (loss)	(2,102)	14,811	16,401	3,885

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	121,735	180,235	170,392	17,309
Futures	—	—	2,703	1,153
Securities sold short	—	—	—	(4,074)
Net realized gain (loss)	121,735	180,235	173,095	14,388
Change in net unrealized appreciation (depreciation) of:
Investments	52,685	17,463	133,956	82,124
Futures	—	—	134	36
Securities sold short	—	22	74	5,496
Change in net unrealized appreciation (depreciation)	52,685	17,485	134,164	87,656
Net realized/unrealized gains (losses)	174,420	197,720	307,259	102,044
Change in net assets resulting from operations	$172,318	$212,531	$323,660	$105,929

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

  JUNE 30, 2007        JPMORGAN LARGE CAP FUNDS  53

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Disciplined Equity Fund			Equity Income Fund		Equity Income II Fund
	Year Ended 6/30/2007	Period Ended 6/30/2006 (a)	Year Ended 12/31/2005	Year Ended 6/30/2007	Year Ended 6/30/2006	Period Ended 6/30/2007 (b)	Year Ended 10/31/2006	Year Ended 10/31/2005
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$7,228	$4,126	$7,027	$6,163	$8,173	$4,419	$8,003	$7,942
Net realized gain (loss)	101,153	21,484	30,849	33,137	60,765	58,182	114,032	4,822
Change in net unrealized appreciation (depreciation)	(906)	(15,073)	(17,105)	17,144	(38,516)	(31,600)	(39,149)	30,326
Change in net assets resulting from operations	107,475	10,537	20,771	56,444	30,422	31,001	82,886	43,090

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(17)	(6)	(13)	(2,863)	(2,764)	—	—	—
From net realized gains	—	—	—	(19,045)	(31,523)	—	—	—
Class B
From net investment income	—	—	—	(477)	(804)	—	—	—
From net realized gains	—	—	—	(4,578)	(12,320)	—	—	—
Class C
From net investment income	—	—	—	(113)	(126)	—	—	—
From net realized gains	—	—	—	(1,058)	(2,014)	—	—	—
Select Class
From net investment income	(2,559)	(1,144)	(948)	(2,534)	(5,007)	(4,403)	(7,560)	(7,915)
From net realized gains	—	—	—	(16,142)	(59,860)	(62,466)	—	—
Institutional Class
From net investment income	(2,556)	(1,600)	(4,102)	—	—	—	—	—
Ultra
From net investment income	(2,194)	(1,171)	(1,987)	—	—	—	—	—
Total distributions to shareholders	(7,326)	(3,921)	(7,050)	(46,810)	(114,418)	(66,869)	(7,560)	(7,915)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(408,104)	95,317	(12,353)	(13,977)	(116,967)	(127,488)	(265,132)	(17,357)

NET ASSETS:
Change in net assets	(307,955)	101,933	1,368	(4,343)	(200,963)	(163,356)	(189,806)	17,818
Beginning of period	628,887	526,954	525,586	293,527	494,490	366,765	556,571	538,753
End of period	$320,932	$628,887	$526,954	$289,184	$293,527	$203,409	$366,765	$556,571
Accumulated undistributed (distributions in excess of) net investment income	$(41)	$208	$39	$(218)	$(368)	$(216)	$15	$(412)

(a)	The Fund changed its fiscal year end from December 31 to June 30.

(b)	The Fund changed its fiscal year end from October 31 to June 30.

SEE NOTES TO FINANCIAL STATEMENTS.

54   JPMORGAN LARGE CAP FUNDS         JUNE 30, 2007

	Growth and Income Fund			Large Cap Growth Fund
	Year Ended 6/30/2007	Period Ended 6/30/2006 (a)	Year Ended 12/31/2005	Year Ended 6/30/2007	Year Ended 6/30/2006
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$5,472	$2,362	$4,002	$(2,102)	$(3,950)
Net realized gain (loss)	64,930	14,896	45,390	121,735	112,931
Change in net unrealized appreciation (depreciation)	53,630	4,356	(28,027)	52,685	(1,622)
Change in net assets resulting from operations	124,032	21,614	21,365	172,318	107,359

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(5,150)	(2,185)	(4,090)	—	—
From net realized gains	(25,605)	—	(6,945)	—	—
Class B
From net investment income	(100)	(50)	(97)	—	—
From net realized gains	(1,210)	—	(524)	—	—
Class C
From net investment income	(27)	(10)	(18)	—	—
From net realized gains	(265)	—	(76)	—	—
Select Class
From net investment income	(82)	(20)	(31)	—	—
From net realized gains	(239)	—	(44)	—	—
Total distributions to shareholders	(32,678)	(2,265)	(11,825)	—	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(33,995)	(49,942)	(90,039)	(372,171)	(577,860)

NET ASSETS:
Change in net assets	57,359	(30,593)	(80,499)	(199,853)	(470,501)
Beginning of period	560,574	591,167	671,666	1,219,245	1,689,746
End of period	$617,933	$560,574	$591,167	$1,019,392	$1,219,245
Accumulated undistributed (distributions in excess of) net investment income	$(106)	$48	$(39)	$(27)	$(29)

(a)	The Fund changed its fiscal year end from December 31 to June 30.

SEE NOTES TO FINANCIAL STATEMENTS.

  JUNE 30, 2007        JPMORGAN LARGE CAP FUNDS  55

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Large Cap Value Fund		U.S. Equity Fund			U.S. Large Cap Core Plus Fund
	Year Ended 6/30/2007	Year Ended 6/30/2006	Year Ended 6/30/2007	Period Ended 6/30/2006 (a)	Year Ended 12/31/2005	Year Ended 6/30/2007	Period Ended 6/30/2006 (b)(c)
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$14,811	$18,244	$16,401	$8,576	$15,472	$3,885	$159
Net realized gain (loss)	180,235	72,237	173,095	139,555	83,414	14,388	(293)
Change in net unrealized appreciation (depreciation)	17,485	11,716	134,164	(93,886)	(37,216)	87,656	222
Change in net assets resulting from operations	212,531	102,197	323,660	54,245	61,670	105,929	88

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(610)	(634)	(1,206)	(637)	(1,037)	— (e)	(1)
From net realized gains	(3,812)	(1,521)	(15,909)	—	(2,178)	(5)	—
Class B
From net investment income	(130)	(153)	(84)	(57)	(72)	—	—
From net realized gains	(1,327)	(618)	(2,970)	—	(512)	—	—
Class C
From net investment income	(42)	(45)	(33)	(19)	(22)	—	(1)
From net realized gains	(404)	(158)	(1,051)	—	(147)	(5)	—
R Class (d)
From net investment income	(450)	(51)	(309)	(17)	—	(71)	—
From net realized gains	(1,963)	—	(1,894)	—	—	(119)	—
Select Class
From net investment income	(13,216)	(17,183)	(11,757)	(6,541)	(12,383)	(730)	(12)
From net realized gains	(76,579)	(31,669)	(119,730)	—	(19,334)	(1,402)	—
Institutional Class
From net investment income	—	—	(2,993)	(1,444)	(2,081)	—	—
From net realized gains	—	—	(28,324)	—	(3,118)	—	—
Ultra
From net investment income	(166)	(359)	—	—	—	—	—
From net realized gains	(641)	(717)	—	—	—	—	—
Total distributions to shareholders	(99,340)	(53,108)	(186,260)	(8,715)	(40,884)	(2,332)	(14)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(274,828)	(330,887)	(46,686)	(340,474)	1,240,007	1,253,059	69,167

NET ASSETS:
Change in net assets	(161,637)	(281,798)	90,714	(294,944)	1,260,793	1,356,656	69,241
Beginning of period	985,647	1,267,445	1,451,345	1,746,289	485,496	69,241	—
End of period	$824,010	$985,647	$1,542,059	$1,451,345	$1,746,289	$1,425,897	$69,241
Accumulated undistributed (distributions in excess of) net investment income	$(376)	$(72)	$(144)	$154	$347	$3,313	$164

(a)	The Fund changed its fiscal year end from December 31 to June 30.

(b)	Commencement of operations was November 1, 2005.

(c)	The Fund changed its fiscal year end from October 31 to June 30.

(d)	Commencement of offering class of shares effective May 15, 2006.

(e)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

56   JPMORGAN LARGE CAP FUNDS         JUNE 30, 2007

	Disciplined Equity Fund			Equity Income Fund		Equity Income II Fund
	Year Ended 6/30/2007	Period Ended 6/30/2006 (a)	Year Ended 12/31/2005	Year Ended 6/30/2007	Year Ended 6/30/2006	Period Ended 6/30/2007 (b)	Year Ended 10/31/2006	Year Ended 10/31/2005
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$644	$324	$237	$44,220	$40,655	$—	$—	$—
Dividends reinvested	16	6	13	20,583	31,547	—	—	—
Cost of shares redeemed	(418)	(157)	(1,128)	(36,677)	(41,827)	—	—	—
Redemption fees	—	— (c)	—	—	—	—	—	—
Change in net assets from Class A capital transactions	$242	$173	$(878)	$28,126	$30,375	$—	$—	$—
Class B
Proceeds from shares issued	$—	$—	$—	$5,564	$6,886	$—	$—	$—
Dividends reinvested	—	—	—	4,701	12,131	—	—	—
Cost of shares redeemed	—	—	—	(17,764)	(32,354)	—	—	—
Change in net assets from Class B capital transactions	$—	$—	$—	$(7,499)	$(13,337)	$—	$—	$—
Class C
Proceeds from shares issued	$—	$—	$—	$1,905	$1,196	$—	$—	$—
Dividends reinvested	—	—	—	990	1,966	—	—	—
Cost of shares redeemed	—	—	—	(2,343)	(2,702)	—	—	—
Change in net assets from Class C capital transactions	$—	$—	$—	$552	$460	$—	$—	$—
Select Class
Proceeds from shares issued	$38,805	$192,327	$69,232	$49,829	$41,542	$16,877	$39,292	$198,592
Subscription in-kind (See Note 10)	—	—	—	—	—	—	122,843	—
Dividends reinvested	478	297	606	6,405	26,331	5,219	450	565
Cost of shares redeemed	(266,841)	(28,846)	(60,696)	(91,390)	(202,338)	(149,584)	(388,112)	(216,514)
Redemption fees	—	1	—	—	—	—	—	—
Redemption in-kind (See Note 10)	—	—	—	—	—	—	(39,605)	—
Change in net assets from Select Class capital transactions	$(227,558)	$163,779	$9,142	$(35,156)	$(134,465)	$(127,488)	$(265,132)	$(17,357)
Institutional Class
Proceeds from shares issued	$13,845	$16,784	$87,042	$—	$—	$—	$—	$—
Dividends reinvested	2,089	1,173	3,115	—	—	—	—	—
Cost of shares redeemed	(154,894)	(114,128)	(128,888)	—	—	—	—	—
Redemption fees	—	1	—	—	—	—	—	—
Change in net assets from Institutional Class capital transactions	$(138,960)	$(96,170)	$(38,731)	$—	$—	$—	$—	$—
Ultra
Proceeds from shares issued	$5,835	$39,218	$6,307	$—	$—	$—	$—	$—
Subscription in-kind (Note 10)	—	—	60,292	—	—	—	—	—
Dividends reinvested	2,194	1,171	1,987	—	—	—	—	—
Cost of shares redeemed	(49,857)	(12,855)	(50,472)	—	—	—	—	—
Redemption fees	—	1	—	—	—	—	—	—
Change in net assets from Ultra capital transactions	$(41,828)	$27,535	$18,114	$—	$—	$—	$—	$—

(a)	The Fund changed its fiscal year end from December 31 to June 30.

(b)	The Fund changed its fiscal year end from October 31 to June 30.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

  JUNE 30, 2007        JPMORGAN LARGE CAP FUNDS  57

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Growth and Income Fund			Large Cap Growth Fund
	Year Ended 6/30/2007	Period Ended 6/30/2006 (a)	Year Ended 12/31/2005	Year Ended 6/30/2007	Year Ended 6/30/2006
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$24,020	$13,096	$28,180	$53,906	$45,814
Dividends reinvested	28,822	2,019	10,258	—	—
Cost of shares redeemed	(79,867)	(52,796)	(105,389)	(65,667)	(89,810)
Change in net assets from Class A capital transactions	$(27,025)	$(37,681)	$(66,951)	$(11,761)	$(43,996)
Class B
Proceeds from shares issued	$2,678	$1,339	$2,892	$4,851	$7,503
Dividends reinvested	1,208	44	566	—	—
Cost of shares redeemed	(15,195)	(12,745)	(28,287)	(79,114)	(78,910)
Change in net assets from Class B capital transactions	$(11,309)	$(11,362)	$(24,829)	$(74,263)	$(71,407)
Class C
Proceeds from shares issued	$704	$348	$523	$2,701	$1,974
Dividends reinvested	272	10	87	—	—
Cost of shares redeemed	(1,738)	(859)	(1,080)	(3,875)	(3,755)
Change in net assets from Class C capital transactions	$(762)	$(501)	$(470)	$(1,174)	$(1,781)
Select Class
Proceeds from shares issued	$6,604	$348	$3,325	$47,916	$105,940
Dividends reinvested	198	8	30	—	—
Cost of shares redeemed	(1,701)	(754)	(1,144)	(320,138)	(557,117)
Change in net assets from Select Class capital transactions	$5,101	$(398)	$2,211	$(272,222)	$(451,177)
Ultra (b)
Proceeds from shares issued	$—	$—	$—	$— (c)	$— (c)
Cost of shares redeemed	—	—	—	(12,751)	(9,499)
Change in net assets from Ultra capital transactions	$—	$—	$—	$(12,751)	$(9,499)

(a)	The Fund changed its fiscal year end from December 31 to June 30.

(b)	Commencement of offering class of shares effective February 22, 2005.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

58   JPMORGAN LARGE CAP FUNDS         JUNE 30, 2007

	Large Cap Value Fund		U.S. Equity Fund			U.S. Large Cap Core Plus Fund
	Year Ended 6/30/2007	Year Ended 6/30/2006	Year Ended 6/30/2007	Period Ended 6/30/2006 (a)	Year Ended 12/31/2005	Year Ended 6/30/2007	Period Ended 6/30/2006 (b)(c)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$9,906	$9,973	$14,463	$7,891	$23,164	$3,088	$500
Net assets acquired in tax free reorganization (Note 9)	—	—	—	—	136,622	—	—
Dividends reinvested	3,668	1,779	14,867	552	2,710	5	1
Cost of shares redeemed	(14,559)	(28,326)	(36,907)	(26,489)	(65,496)	(743)	—
Change in net assets from Class A capital transactions	$(985)	$(16,574)	$(7,577)	$(18,046)	$97,000	$2,350	$501
Class B
Proceeds from shares issued	$2,454	$1,691	$1,208	$802	$2,296	$—	$—
Net assets acquired in tax free reorganization (Note 9)	—	—	—	—	22,989	—	—
Dividends reinvested	1,355	748	2,614	48	498	—	—
Cost of shares redeemed	(6,162)	(11,162)	(12,218)	(8,334)	(15,621)	—	—
Change in net assets from Class B capital transactions	$(2,353)	$(8,723)	$(8,396)	$(7,484)	$10,162	$—	$—
Class C
Proceeds from shares issued	$626	$699	$791	$129	$1,621	$992	$500
Net assets acquired in tax free reorganization (Note 9)	—	—	—	—	7,589	—	—
Dividends reinvested	392	180	858	15	132	5	1
Cost of shares redeemed	(1,283)	(1,939)	(2,467)	(1,296)	(3,500)	(692)	—
Change in net assets from Class C capital transactions	$(265)	$(1,060)	$(818)	$(1,152)	$5,842	$305	$501
R Class (d)
Proceeds from shares issued	$29,930	$9,477	$44,238	$4,492	$—	$30,099	$8,487
Dividends reinvested	2,413	51	2,203	17	—	190	—
Cost of shares redeemed	(6,707)	—	(9,144)	(2)	—	(18)	—
Change in net assets from R Class capital transactions	$25,636	$9,528	$37,297	$4,507	$—	$30,271	$8,487
Select Class
Proceeds from shares issued	$56,700	$89,954	$150,908	$37,273	$114,929	$1,237,617	$64,809
Net assets acquired in tax free reorganization (Note 9)	—	—	—	—	1,460,091	—	—
Dividends reinvested	42,819	16,309	85,014	1,351	14,054	859	12
Cost of shares redeemed	(388,981)	(362,479)	(283,632)	(364,429)	(605,409)	(18,343)	(5,143)
Redemption in-kind (Note 10)	—	(46,061)	—	—	—	—	—
Change in net assets from Select Class capital transactions	$(289,462)	$(302,277)	$(47,710)	$(325,805)	$983,665	$1,220,133	$59,678
Institutional Class
Proceeds from shares issued	$—	$—	$84,630	$33,343	$201,825	$—	$—
Subscription in-kind (Note 10)	—	—	—	9,696	—	—	—
Dividends reinvested	—	—	11,251	422	1,535	—	—
Cost of shares redeemed	—	—	(115,363)	(35,955)	(60,022)	—	—
Change in net assets from Institutional capital transactions	$—	$—	$(19,482)	$7,506	$143,338	$—	$—
Ultra (e)
Proceeds from shares issued	$102	$30	$—	$—	$—	$—	$—
Cost of shares redeemed	(7,501)	(11,811)	—	—	—	—	—
Change in net assets from Ultra capital transactions	$(7,399)	$(11,781)	$—	$—	$—	$—	$—

(a)	The Fund changed its fiscal year end from December 31 to June 30.

(b)	The Fund changed its fiscal year end from October 31 to June 30.

(c)	Commencement of operations was November 1, 2005.

(d)	Commencement of offering class of shares effective May 15, 2006.

(e)	Commencement of offering class of shares effective February 22, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

  JUNE 30, 2007        JPMORGAN LARGE CAP FUNDS  59

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Disciplined Equity Fund			Equity Income Fund		Equity Income II Fund
	Year Ended 6/30/2007	Period Ended 6/30/2006 (a)	Year Ended 12/31/2005	Year Ended 6/30/2007	Year Ended 6/30/2006	Period Ended 6/30/2007 (b)	Year Ended 10/31/2006	Year Ended 10/31/2005
SHARE TRANSACTIONS:
Class A
Issued	37	21	16	3,556	3,141	—	—	—
Reinvested	1	— (c)	1	1,732	2,651	—	—	—
Redeemed	(24)	(10)	(79)	(2,934)	(3,170)	—	—	—
Change in Class A Shares	14	11	(62)	2,354	2,622	—	—	—
Class B
Issued	—	—	—	450	553	—	—	—
Reinvested	—	—	—	399	1,025	—	—	—
Redeemed	—	—	—	(1,432)	(2,447)	—	—	—
Change in Class B Shares	—	—	—	(583)	(869)	—	—	—
Class C
Issued	—	—	—	157	95	—	—	—
Reinvested	—	—	—	84	166	—	—	—
Redeemed	—	—	—	(192)	(217)	—	—	—
Change in Class C Shares	—	—	—	49	44	—	—	—
Select Class
Issued	2,427	12,446	4,750	4,050	3,304	757	1,652	8,890
Subscription in-kind (See Note 10)	—	—	—	—	—	—	5,212	—
Reinvested	28	19	41	536	2,211	236	19	25
Redeemed	(15,327)	(1,856)	(4,193)	(7,376)	(14,787)	(6,105)	(16,107)	(9,627)
Redemption in-kind (See Note 10)	—	—	—	—	—	—	(1,610)	—
Change in Select Class Shares	(12,872)	10,609	598	(2,790)	(9,272)	(5,112)	(10,834)	(712)
Institutional Class
Issued	853	1,081	5,987	—	—	—	—	—
Reinvested	122	76	210	—	—	—	—	—
Redeemed	(9,081)	(7,296)	(8,818)	—	—	—	—	—
Change in Institutional Class Shares	(8,106)	(6,139)	(2,621)	—	—	—	—	—
Ultra
Issued	352	2,490	427	—	—	—	—	—
Subscription in-kind (Note 10)	—	—	4,161	—	—	—	—	—
Reinvested	127	75	134	—	—	—	—	—
Redeemed	(3,146)	(818)	(3,402)	—	—	—	—	—
Change in Ultra Shares	(2,667)	1,747	1,320	—	—	—	—	—

(a)	The Fund changed its fiscal year end from December 31 to June 30.

(b)	The Fund changed its fiscal year end from October 31 to June 30.

(c)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

60   JPMORGAN LARGE CAP FUNDS         JUNE 30, 2007

	Growth and Income Fund			Large Cap Growth Fund
	Year Ended 6/30/2007	Period Ended 6/30/2006 (a)	Year Ended 12/31/2005	Year Ended 6/30/2007	Year Ended 6/30/2006
SHARE TRANSACTIONS:
Class A
Issued	647	379	857	3,088	2,851
Reinvested	770	58	304	—	—
Redeemed	(2,114)	(1,532)	(3,192)	(3,825)	(5,640)
Change in Class A Shares	(697)	(1,095)	(2,031)	(737)	(2,789)
Class B
Issued	72	40	90	309	505
Reinvested	33	1	17	—	—
Redeemed	(411)	(375)	(876)	(5,026)	(5,393)
Change in Class B Shares	(306)	(334)	(769)	(4,717)	(4,888)
Class C
Issued	20	11	17	170	135
Reinvested	7	— (b)	3	—	—
Redeemed	(49)	(26)	(35)	(250)	(260)
Change in Class C Shares	(22)	(15)	(15)	(80)	(125)
Select Class
Issued	168	10	97	2,827	6,759
Reinvested	5	— (b)	1	—	—
Redeemed	(43)	(21)	(33)	(18,710)	(36,249)
Change in Select Class Shares	130	(11)	65	(15,883)	(29,490)
Ultra (c)
Issued	—	—	—	— (b)	— (b)
Redeemed	—	—	—	(770)	(578)
Change in Ultra Shares	—	—	—	(770)	(578)

(a)	The Fund changed its fiscal year end from December 31 to June 30.

(b)	Amount rounds to less than 1,000.

(c)	Commencement of offering class of shares effective February 22, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

  JUNE 30, 2007        JPMORGAN LARGE CAP FUNDS  61

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Large Cap Value Fund		U.S. Equity Fund			U.S. Large Cap Core Plus Fund
	Year Ended 6/30/2007	Year Ended 6/30/2006	Year Ended 6/30/2007	Period Ended 6/30/2006 (a)	Year Ended 12/31/2005	Year Ended 6/30/2007	Period Ended 6/30/2005 (b)(c)
SHARE TRANSACTIONS:
Class A
Issued	555	614	1,234	699	2,143	151	33
Shares issued in connection with Fund reorganization (Note 9)	—	—	—	—	12,622	—	—
Reinvested	210	110	1,298	49	243	— (f)	—	(f)
Redeemed	(828)	(1,750)	(3,126)	(2,342)	(6,033)	(37)	—
Change in Class A Shares	(63)	(1,026)	(594)	(1,594)	8,975	114	33
Class B
Issued	141	105	103	71	214	—	—
Shares issued in connection with Fund reorganization (Note 9)	—	—	—	—	2,143	—	—
Reinvested	78	46	231	4	45	—	—
Redeemed	(350)	(694)	(1,052)	(743)	(1,458)	—	—
Change in Class B Shares	(131)	(543)	(718)	(668)	944	—	—
Class C
Issued	36	43	68	12	147	48	33
Shares issued in connection with Fund reorganization (Note 9)	—	—	—	—	707	—	—
Reinvested	23	11	76	1	12	— (f)	—	(f)
Redeemed	(74)	(120)	(212)	(116)	(327)	(34)	—
Change in Class C Shares	(15)	(66)	(68)	(103)	539	14	33
R Class (d)
Issued	1,690	590	3,737	406	—	1,577	525
Reinvested	139	3	192	1	—	10	—
Redeemed	(389)	—	(786)	— (f)	—	(1)	—
Change in Class R Shares	1,440	593	3,143	407	—	1,586	525
Select Class
Issued	3,293	5,596	12,709	3,316	10,658	62,905	3,914
Shares issued in connection with Fund reorganization (Note 9)	—	—	—	—	135,084	—	—
Reinvested	2,476	1,015	7,436	119	1,260	45	1
Redeemed	(21,810)	(22,551)	(24,290)	(32,374)	(55,838)	(936)	(309)
Redemption in-kind (Note 10)	—	(2,841)	—	—	—	—	—
Change in Select Class Shares	(16,041)	(18,781)	(4,145)	(28,939)	91,164	62,014	3,606
Institutional Class
Issued	—	—	7,212	2,934	18,646	—	—
Subscription in-kind (Note 10)	—	—	—	863	—	—	—
Reinvested	—	—	983	37	139	—	—
Redeemed	—	—	(9,739)	(3,159)	(5,593)	—	—
Change in Institutional Class Shares	—	—	(1,544)	675	13,192	—	—
Ultra (e)
Issued	6	2	—	—	—	—	—
Redeemed	(414)	(726)	—	—	—	—	—
Change in Ultra Shares	(408)	(724)	—	—	—	—	—

(a)	The Fund changed its fiscal year end from December 31 to June 30.

(b)	The Fund changed its fiscal year end from October 31 to June 30.

(c)	Commencement of operations was November 1, 2005.

(d)	Commencement of offering class of shares effective May 15, 2006.

(e)	Commencement of offering class of shares effective February 22, 2005.

(f)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

62   JPMORGAN LARGE CAP FUNDS         JUNE 30, 2007

STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED JUNE 30, 2007

(Amounts in thousands)

U.S. Large Cap Core Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows provided by operating activities:
Interest and dividend income received	$8,320
Operating expenses paid	(3,169)
Dividends on short positions paid	(1,636)
Purchases of long-term investments	(2,201,570)
Net (purchases)/sales of short-term investments	(72,522)
Proceeds from disposition of long-term investments	763,322
Proceeds from securities sold short	572,336
Close-out of securities sold short	(304,312)
Net cash used for futures	(1,118)
Net cash used by operating activities	(1,240,349)
Cash flows used by financing activities:
Proceeds from shares issued	1,262,117
Cost of shares redeemed	(19,730)
Cash distributions paid (net of reinvestments of dividends of $1,059)	(1,273)
Net cash used in financing activities	1,241,114
Net increase (decrease) in cash	765
Cash, beginning of year	611
Cash, end of year	$1,376

RECONCILIATION OF NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations	$105,929
Increase in market value of investments	(1,696,022)
Increase in deposits with broker for futures contracts	(2,123)
Increase in receivable for investments sold	(57,449)
Increase in dividend and interest receivable	(1,909)
(Increase)/Decrease in net variation margin receivable/(payable)	(1)
Increase in market value of securities sold short	294,070
Increase in payable for investments purchased	115,789
Increase in dividends payable for securities sold short	223
Increase in accrued expenses and other payables	1,144
Total adjustments	(1,346,278)
Net cash used by operating activities	$(1,240,349)

For purposes of reporting the statement of cash flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

SEE NOTES TO FINANCIAL STATEMENTS.

  JUNE 30, 2007        JPMORGAN LARGE CAP FUNDS  63

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class A

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Return of Capital		Total distributions	Redemption fees
Disciplined Equity Fund
Year Ended June 30, 2007	$15.33	$0.18	(e)	$3.15	$3.33	$(0.21)	$—	$—		$(0.21)	$—
January 1, 2006 through June 30, 2006 (d)	15.14	0.09	(e)	0.18	0.27	(0.08)	—	—		(0.08)	—	(f)
Year Ended December 31, 2005	14.78	0.13	(e)	0.36	0.49	(0.13)	—	—		(0.13)	—
Year Ended December 31, 2004	13.50	0.13		1.30	1.43	(0.15)	—	—		(0.15)	—
Year Ended December 31, 2003	10.54	0.05		2.99	3.04	(0.08)	—	—	(f)	(0.08)	—
Year Ended December 31, 2002	14.17	0.07	(e)	(3.62)	(3.55)	(0.08)	—	—		(0.08)	—

Equity Income Fund
Year Ended June 30, 2007	12.10	0.26	(e)	2.26	2.52	(0.26)	(1.94)	—		(2.20)	—
Year Ended June 30, 2006	15.57	0.27	(e)	0.79	1.06	(0.30)	(4.23)	—		(4.53)	—
Year Ended June 30, 2005	16.60	0.30		1.43	1.73	(0.30)	(2.46)	—		(2.76)	—
Year Ended June 30, 2004	15.00	0.21		2.12	2.33	(0.21)	(0.52)	—		(0.73)	—
Year Ended June 30, 2003	16.30	0.22		(0.82)	(0.60)	(0.22)	(0.48)	—		(0.70)	—

Growth and Income Fund
Year Ended June 30, 2007	34.67	0.35	(e)	7.49	7.84	(0.35)	(1.74)	—		(2.09)	—
January 1, 2006 through June 30, 2006 (d)	33.55	0.15	(e)	1.11	1.26	(0.14)	—	—		(0.14)	—
Year Ended December 31, 2005	33.00	0.23	(e)	0.99	1.22	(0.24)	(0.43)	—		(0.67)	—
Year Ended December 31, 2004	29.18	0.25	(e)	3.81	4.06	(0.24)	—	—		(0.24)	—
Year Ended December 31, 2003	23.31	0.21	(e)	5.88	6.09	(0.22)	—	—		(0.22)	—
Year Ended December 31, 2002	28.83	0.21	(e)	(5.31)	(5.10)	(0.21)	(0.21)	—		(0.42)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01.

(g)	Prior to March 18, 2005, the Growth and Income Fund invested all of its investable assets in the Growth and Income Portfolio. The portfolio turnover rate disclosed prior to March 18, 2005, is the turnover rate of the Growth and Income Portfolio.

SEE NOTES TO FINANCIAL STATEMENTS.

64   JPMORGAN LARGE CAP FUNDS         JUNE 30, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers/ reimbursements and earnings credits	Portfolio turnover rate (b)
$18.45	21.82%	$1,628	0.85%	1.07%	0.92%	59%
15.33	1.78	1,141	0.85	1.14	0.95	34
15.14	3.33	957	0.87	0.87	1.04	44
14.78	10.64	1,847	0.95	1.01	1.67	49
13.50	28.96	2,000	0.95	0.74	2.31	77
10.54	(25.07)	2,000	0.95	0.60	2.23	74

12.42	21.98	156,220	1.18	2.13	1.18	23
12.10	7.94	123,680	1.19	2.05	1.21	21
15.57	11.18	118,328	1.12	1.93	1.25	68
16.60	15.93	89,123	1.24	1.36	1.36	15
15.00	(3.32)	86,098	1.24	1.58	1.37	17

40.42	23.20	581,817	1.17	0.94	1.17	49
34.67	3.76	523,111	1.26	0.85	1.30	16
33.55	3.72	543,010	1.24	0.68	1.24	41	(g)
33.00	13.98	601,100	1.30	0.84	1.41	44	(g)
29.18	26.27	610,000	1.30	0.83	1.45	37	(g)
23.31	(17.81)	615,000	1.30	0.81	1.44	70	(g)

SEE NOTES TO FINANCIAL STATEMENTS.

  JUNE 30, 2007        JPMORGAN LARGE CAP FUNDS  65

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class A (continued)

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Large Cap Growth Fund
Year Ended June 30, 2007	$16.03	$(0.05	)(g)	$2.69	$2.64	$—	$—	$—
Year Ended June 30, 2006	14.96	(0.06	)(g)	1.13	1.07	—	—	—
Year Ended June 30, 2005	14.82	0.01		0.16	0.17	(0.03)	—	(0.03)
Year Ended June 30, 2004	12.93	(0.04)		1.93	1.89	—	—	—
Year Ended June 30, 2003	12.62	(0.01)		0.32	0.31	—	—	—

Large Cap Value Fund
Year Ended June 30, 2007	16.55	0.23	(g)	3.52	3.75	(0.23)	(1.53)	(1.76)
Year Ended June 30, 2006	15.84	0.21	(g)	1.18	1.39	(0.22)	(0.46)	(0.68)
Year Ended June 30, 2005	14.47	0.20		1.37	1.57	(0.20)		(0.20)
Year Ended June 30, 2004	12.16	0.13		2.31	2.44	(0.13)	—	(0.13)
Year Ended June 30, 2003	12.87	0.10		(0.71)	(0.61)	(0.10)	—	(0.10)

U.S. Equity Fund
Year Ended June 30, 2007	11.28	0.10	(g)	2.47	2.57	(0.10)	(1.39)	(1.49)
January 1, 2006 through June 30, 2006 (d)	10.99	0.05	(g)	0.29	0.34	(0.05)	—	(0.05)
Year Ended December 31, 2005	10.99	0.07	(g)	0.16	0.23	(0.07)	(0.16)	(0.23)
Year Ended December 31, 2004	10.01	0.08	(g)	0.97	1.05	(0.07)	—	(0.07)
Year Ended December 31, 2003	7.61	0.04	(g)	2.41	2.45	(0.05)	—	(0.05)
Year Ended December 31, 2002	10.45	0.03		(2.84)	(2.81)	(0.03)	—	(0.03)

U.S. Large Cap Core Plus Fund
Year Ended June 30, 2007	16.48	0.12	(g)	4.53	4.65	(0.01)	(0.14)	(0.15)
November 1, 2005 (e) through June 30, 2006 (f)	15.00	0.08	(g)	1.44	1.52	(0.04)	—	(0.04)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	Commencement of offering of class of shares.

(f)	The Fund changed its fiscal year end from October 31 to June 30.

(g)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

66   JPMORGAN LARGE CAP FUNDS         JUNE 30, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (including dividend expenses for securities sold short)	Net expenses (excluding dividend expenses for securities sold short)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividends expenses for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividends expenses for securities sold short)	Portfolio turnover rate (b)

$18.67	16.47%	$227,544	1.24%	1.24%	(0.29)%	1.26%	1.26%	35%
16.03	7.15	207,103	1.24	1.24	(0.36)	1.30	1.30	49
14.96	1.14	234,983	1.24	1.24	0.12	1.34	1.34	112
14.82	14.62	262,069	1.24	1.24	(0.25)	1.36	1.36	46
12.93	2.46	242,656	1.24	1.24	(0.13)	1.48	1.48	60

18.54	23.49	48,264	1.07	1.07	1.27	1.07	1.07	77
16.55	8.93	44,110	1.08	1.08	1.31	1.11	1.11	72
15.84	10.87	58,488	1.08	1.08	1.29	1.21	1.21	112
14.47	20.14	64,318	1.18	1.18	1.01	1.29	1.29	32
12.16	(4.67)	37,205	1.22	1.22	0.87	1.33	1.33	85

12.36	24.09	143,393	1.05	1.05	0.85	1.10	1.10	112
11.28	3.10	137,548	1.05	1.05	0.81	1.12	1.12	85
10.99	2.11	151,595	1.04	1.04	0.69	1.07	1.07	83
10.99	10.50	52,893	1.05	1.05	0.80	1.46	1.46	82
10.01	32.32	50,000	1.05	1.05	0.50	1.54	1.54	101
7.61	(26.89)	29,000	1.05	1.05	0.30	1.44	1.44	83

20.98	28.35	3,090	1.66	1.25	0.64	2.17	1.76	138
16.48	10.13	551	1.50	1.24	0.71	4.82	4.55	92

SEE NOTES TO FINANCIAL STATEMENTS.

  JUNE 30, 2007        JPMORGAN LARGE CAP FUNDS  67

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class B

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Equity Income Fund
Year Ended June 30, 2007	$12.05	$0.20	(e)	$2.25	$2.45	$(0.20)	$(1.94)	$(2.14)
Year Ended June 30, 2006	15.52	0.20	(e)	0.80	1.00	(0.24)	(4.23)	(4.47)
Year Ended June 30, 2005	16.57	0.17		1.44	1.61	(0.20)	(2.46)	(2.66)
Year Ended June 30, 2004	14.98	0.10		2.12	2.22	(0.11)	(0.52)	(0.63)
Year Ended June 30, 2003	16.28	0.12		(0.82)	(0.70)	(0.12)	(0.48)	(0.60)

Growth and Income Fund
Year Ended June 30, 2007	34.05	0.16	(e)	7.35	7.51	(0.15)	(1.74)	(1.89)
January 1, 2006 through June 30, 2006 (d)	32.95	0.06	(e)	1.09	1.15	(0.05)	—	(0.05)
Year Ended December 31, 2005	32.41	0.05	(e)	0.99	1.04	(0.07)	(0.43)	(0.50)
Year Ended December 31, 2004	28.67	0.10	(e)	3.73	3.83	(0.09)	—	(0.09)
Year Ended December 31, 2003	22.91	0.08	(e)	5.78	5.86	(0.10)	—	(0.10)
Year Ended December 31, 2002	28.32	0.08	(e)	(5.21)	(5.13)	(0.07)	(0.21)	(0.28)

Large Cap Growth Fund
Year Ended June 30, 2007	14.65	(0.13	)(e)	2.47	2.34	—	—	—
Year Ended June 30, 2006	13.75	(0.13	)(e)	1.03	0.90	—	—	—
Year Ended June 30, 2005	13.69	(0.55)		0.61	0.06	— (f)	—	— (f)
Year Ended June 30, 2004	12.04	(0.15)		1.80	1.65	—	—	—
Year Ended June 30, 2003	11.83	(0.10)		0.31	0.21	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01.

(g)	Prior to March 18, 2005, the Growth and Income Fund invested all of its investable assets in the Growth and Income Portfolio. The portfolio turnover rate disclosed prior to March 18, 2005, is the turnover rate of the Growth and Income Portfolio.

SEE NOTES TO FINANCIAL STATEMENTS.

68   JPMORGAN LARGE CAP FUNDS         JUNE 30, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$12.36	21.39%	$27,245	1.68%	1.62%	1.68%	23%
12.05	7.43	33,589	1.70	1.51	1.70	21
15.52	10.40	56,778	1.79	1.23	1.87	68
16.57	15.09	69,716	1.99	0.62	2.01	15
14.98	(4.05)	79,963	1.99	0.84	2.02	17

39.67	22.61	21,336	1.67	0.43	1.67	49
34.05	3.50	28,724	1.76	0.34	1.80	16
32.95	3.21	38,820	1.74	0.16	1.74	41	(g)
32.41	13.38	63,113	1.80	0.32	1.91	44	(g)
28.67	25.66	76,000	1.80	0.32	2.00	37	(g)
22.91	(18.21)	85,000	1.80	0.30	1.95	70	(g)

16.99	15.97	107,034	1.76	(0.81)	1.76	35
14.65	6.55	161,461	1.78	(0.90)	1.80	49
13.75	0.46	218,707	1.91	(0.54)	1.95	112
13.69	13.70	300,533	1.99	(1.00)	2.01	46
12.04	1.78	324,321	1.99	(0.88)	2.13	60

SEE NOTES TO FINANCIAL STATEMENTS.

  JUNE 30, 2007        JPMORGAN LARGE CAP FUNDS  69

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class B (continued)

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Large Cap Value Fund
Year Ended June 30, 2007	$16.42	$0.14	(e)	$3.50	$3.64	$(0.15)	$(1.53)	$(1.68)
Year Ended June 30, 2006	15.72	0.13	(e)	1.17	1.30	(0.14)	(0.46)	(0.60)
Year Ended June 30, 2005	14.37	0.05		1.42	1.47	(0.12)	—	(0.12)
Year Ended June 30, 2004	12.08	0.03		2.29	2.32	(0.03)	—	(0.03)
Year Ended June 30, 2003	12.78	0.01		(0.70)	(0.69)	(0.01)	—	(0.01)

U.S. Equity Fund
Year Ended June 30, 2007	11.18	0.04	(e)	2.45	2.49	(0.04)	(1.39)	(1.43)
January 1, 2006 through June 30, 2006 (d)	10.90	0.02	(e)	0.28	0.30	(0.02)	—	(0.02)
Year Ended December 31, 2005	10.90	0.02	(e)	0.16	0.18	(0.02)	(0.16)	(0.18)
Year Ended December 31, 2004	9.95	—	(e)(f)	0.97	0.97	(0.02)	—	(0.02)
Year Ended December 31, 2003	7.58	(0.02	)(e)	2.39	2.37	— (f)	—	— (f)
Year Ended December 31, 2002	10.43	(0.04)		(2.81)	(2.85)	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

70   JPMORGAN LARGE CAP FUNDS         JUNE 30, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$18.38	22.89%	$14,870	1.57%	0.77%	1.57%	77%
16.42	8.37	15,437	1.58	0.81	1.61	72
15.72	10.22	23,304	1.74	0.61	1.81	112
14.37	19.24	27,036	1.93	0.25	1.94	32
12.08	(5.36)	19,315	1.97	0.14	1.98	85

12.24	23.50	22,375	1.57	0.33	1.60	112
11.18	2.76	28,469	1.57	0.28	1.62	85
10.90	1.62	35,022	1.56	0.16	1.58	83
10.90	9.74	24,746	1.75	0.03	1.97	82
9.95	31.29	29,000	1.75	(0.20)	2.04	101
7.58	(27.31)	11,000	1.75	(0.40)	1.93	83

SEE NOTES TO FINANCIAL STATEMENTS.

  JUNE 30, 2007        JPMORGAN LARGE CAP FUNDS  71

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class C

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Equity Income Fund
Year Ended June 30, 2007	$12.04	$0.20	(e)	$2.25	$2.45	$(0.20)	$(1.94)	$(2.14)
Year Ended June 30, 2006	15.52	0.21	(e)	0.78	0.99	(0.24)	(4.23)	(4.47)
Year Ended June 30, 2005	16.57	0.22		1.39	1.61	(0.20)	(2.46)	(2.66)
Year Ended June 30, 2004	14.98	0.09		2.13	2.22	(0.11)	(0.52)	(0.63)
Year Ended June 30, 2003	16.28	0.11		(0.81)	(0.70)	(0.12)	(0.48)	(0.60)

Growth and Income Fund
Year Ended June 30, 2007	32.86	0.16	(e)	7.08	7.24	(0.18)	(1.74)	(1.92)
January 1, 2006 through June 30, 2006 (d)	31.81	0.06	(e)	1.05	1.11	(0.06)	—	(0.06)
Year Ended December 31, 2005	31.33	0.06	(e)	0.95	1.01	(0.10)	(0.43)	(0.53)
Year Ended December 31, 2004	27.74	0.10	(e)	3.60	3.70	(0.11)	—	(0.11)
Year Ended December 31, 2003	22.19	0.08	(e)	5.59	5.67	(0.12)	—	(0.12)
Year Ended December 31, 2002	27.47	0.08	(e)	(5.06)	(4.98)	(0.09)	(0.21)	(0.30)

Large Cap Growth Fund
Year Ended June 30, 2007	14.53	(0.13	)(e)	2.44	2.31	—	—	—
Year Ended June 30, 2006	13.63	(0.13	)(e)	1.03	0.90	—	—	—
Year Ended June 30, 2005	13.57	(0.60)		0.66	0.06	— (f)	—	— (f)
Year Ended June 30, 2004	11.93	(0.14)		1.78	1.64	—	—	—
Year Ended June 30, 2003	11.73	(0.09)		0.29	0.20	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01

(g)	Prior to March 18, 2005, the Growth and Income Fund invested all of its investable assets in The Growth and Income Portfolio. The portfolio turnover rate disclosed prior to March 18, 2005, is the turnover rate of the Growth and Income Portfolio.

SEE NOTES TO FINANCIAL STATEMENTS.

72   JPMORGAN LARGE CAP FUNDS         JUNE 30, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$ 12.35	21.42%	$7,138	1.68%	1.63%	1.68%	23%
12.04	7.36	6,369	1.70	1.54	1.71	21
15.52	10.40	7,532	1.74	1.33	1.80	68
16.57	15.12	4,244	1.99	0.59	2.01	15
14.98	(4.02)	2,639	1.99	0.82	2.02	17

38.18	22.61	5,349	1.67	0.44	1.67	49
32.86	3.50	5,324	1.76	0.34	1.80	16
31.81	3.21	5,645	1.74	0.19	1.74	41	(g)
31.33	13.38	6,027	1.80	0.34	1.91	44	(g)
27.74	25.64	6,000	1.80	0.32	2.00	37	(g)
22.19	(18.21)	5,000	1.80	0.31	1.94	70	(g)

16.84	15.90	11,602	1.76	(0.81)	1.76	35
14.53	6.60	11,163	1.78	(0.89)	1.81	49
13.63	0.45	12,179	1.92	(0.55)	1.95	112
13.57	13.75	20,271	1.99	(1.00)	2.01	46
11.93	1.71	20,715	1.99	(0.87)	2.13	60

SEE NOTES TO FINANCIAL STATEMENTS.

  JUNE 30, 2007        JPMORGAN LARGE CAP FUNDS  73

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class C (continued)

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Large Cap Value Fund
Year Ended June 30, 2007	$16.37	$0.13	(g)	$3.50	$3.63	$(0.15)	$(1.53)	$(1.68)
Year Ended June 30, 2006	15.69	0.13	(g)	1.15	1.28	(0.14)	(0.46)	(0.60)
Year Ended June 30, 2005	14.35	0.09		1.37	1.46	(0.12)	—	(0.12)
Year Ended June 30, 2004	12.06	0.03		2.29	2.32	(0.03)	—	(0.03)
Year Ended June 30, 2003	12.76	0.02		(0.70)	(0.68)	(0.02)	—	(0.02)

U.S. Equity Fund
Year Ended June 30, 2007	11.18	0.04	(g)	2.44	2.48	(0.04)	(1.39)	(1.43)
January 1, 2006 through June 30, 2006 (d)	10.90	0.02	(g)	0.28	0.30	(0.02)	—	(0.02)
Year Ended December 31, 2005	10.90	0.02	(g)	0.16	0.18	(0.02)	(0.16)	(0.18)
Year Ended December 31, 2004	9.95	—	(g)(h)	0.97	0.97	(0.02)	—	(0.02)
Year Ended December 31, 2003	7.58	(0.02	)(g)	2.39	2.37	— (h)	—	— (h)
Year Ended December 31, 2002	10.44	(0.05)		(2.81)	(2.86)	—	—	—

U.S. Large Cap Core Plus Fund
Year Ended June 30, 2007	16.44	0.03	(g)	4.50	4.53	—	(0.14)	(0.14)
November 1, 2005 (e) through June 30, 2006 (f)	15.00	0.02	(g)	1.44	1.46	(0.02)	—	(0.02)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	Commencement of offering of class of shares.

(f)	The Fund changed its fiscal year end from October 31 to June 30.

(g)	Calculated based upon average shares outstanding.

(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

74   JPMORGAN LARGE CAP FUNDS         JUNE 30, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (including dividend expenses for securities sold short)	Net expenses (excluding dividend expenses for securities sold short)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividends expenses for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividends expenses for securities sold short)	Portfolio turnover rate (b)

$18.32	22.92%	$5,143	1.57%	1.57%	0.77%	1.57%	1.57%	77%
16.37	8.30	4,850	1.58	1.58	0.82	1.61	1.61	72
15.69	10.10	5,678	1.73	1.73	0.62	1.80	1.80	112
14.35	19.27	5,716	1.93	1.93	0.25	1.94	1.94	32
12.06	(5.33)	4,306	1.97	1.97	0.13	1.98	1.98	85

12.23	23.43	9,417	1.57	1.57	0.33	1.60	1.60	112
11.18	2.77	9,372	1.57	1.57	0.29	1.62	1.62	85
10.90	1.64	10,257	1.56	1.56	0.17	1.58	1.58	83
10.90	9.74	4,376	1.75	1.75	0.04	1.96	1.96	82
9.95	31.29	5,000	1.75	1.75	(0.20)	2.04	2.04	101
7.58	(27.37)	1,000	1.75	1.75	(0.42)	1.93	1.93	83

20.83	27.64	983	2.16	1.75	0.17	2.72	2.31	138
16.44	9.77	549	2.00	1.74	0.21	5.32	5.05	92

SEE NOTES TO FINANCIAL STATEMENTS.

  JUNE 30, 2007        JPMORGAN LARGE CAP FUNDS  75

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

R Class

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Large Cap Value Fund
Year Ended June 30, 2007	$16.41	$0.30	(g)	$3.50	$3.80	$(0.31)	$(1.53)	$(1.84)
May 15, 2006 (d) through June 30, 2006	16.65	0.04	(g)	(0.19)	(0.15)	(0.09)	—	(0.09)

U.S. Equity Fund
Year Ended June 30, 2007	11.27	0.16	(g)	2.46	2.62	(0.15)	(1.39)	(1.54)
May 15, 2006 (d) through June 30, 2006 (e)	11.48	0.02	(g)	(0.19)	(0.17)	(0.04)	—	(0.04)

U.S. Large Cap Core Plus Fund
Year Ended June 30, 2007	16.50	0.21	(g)	4.54	4.75	(0.08)	(0.14)	(0.22)
May 15, 2006 (d) through June 30, 2006 (f)	16.68	0.02	(g)	(0.20)	(0.18)	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of offering of class of shares.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	The Fund changed its fiscal year end from October 31 to June 30.

(g)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

76   JPMORGAN LARGE CAP FUNDS         JUNE 30, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses (including dividend expenses for securities sold short)	Net expenses (excluding dividend expenses for securities sold short)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expenses for securities sold short)	Expenses without waivers, reimbursements and earned credits (excluding dividend expenses for securities sold short)	Portfolio turnover rate (b)

$ 18.37	24.04%	$37,350	0.62%	0.62%	1.70%	0.62%	0.62%	77%
16.41	(0.92)	9,729	0.64	0.64	2.12	0.74	0.74	72

12.35	24.66	43,851	0.59	0.59	1.31	0.65	0.65	112
11.27	(1.47)	4,585	0.59	0.59	1.25	0.73	0.73	85

21.03	28.94	44,397	1.21	0.80	1.07	1.70	1.29	138
16.50	(1.08)	8,661	1.30	0.80	1.18	2.44	1.94	92

SEE NOTES TO FINANCIAL STATEMENTS.

  JUNE 30, 2007        JPMORGAN LARGE CAP FUNDS  77

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
Disciplined Equity Fund
Year Ended June 30, 2007	$15.34	$0.22	(e)	$3.16	$3.38	$(0.24)	$—	$(0.24)	$—
January 1, 2006 through June 30, 2006 (d)	15.16	0.11	(e)	0.17	0.28	(0.10)	—	(0.10)	—	(f)
Year Ended December 31, 2005	14.80	0.17	(e)	0.36	0.53	(0.17)	—	(0.17)	—
Year Ended December 31, 2004	13.51	0.18		1.30	1.48	(0.19)	—	(0.19)	—
Year Ended December 31, 2003	10.55	0.11		2.98	3.09	(0.13)	—	(0.13)	—
Year Ended December 31, 2002	14.19	0.10	(e)	(3.64)	(3.54)	(0.10)	—	(0.10)	—

Equity Income Fund
Year Ended June 30, 2007	12.19	0.30	(e)	2.27	2.57	(0.29)	(1.94)	(2.23)	—
Year Ended June 30, 2006	15.65	0.32	(e)	0.79	1.11	(0.34)	(4.23)	(4.57)	—
Year Ended June 30, 2005	16.67	0.34		1.44	1.78	(0.34)	(2.46)	(2.80)	—
Year Ended June 30, 2004	15.06	0.25		2.13	2.38	(0.25)	(0.52)	(0.77)	—
Year Ended June 30, 2003	16.36	0.26		(0.82)	(0.56)	(0.26)	(0.48)	(0.74)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

78   JPMORGAN LARGE CAP FUNDS         JUNE 30, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$ 18.48	22.16%	$68,341	0.60%	1.32%	0.66%	59%
15.34	1.85	254,182	0.60	1.42	0.70	34
15.16	3.61	90,359	0.60	1.17	0.68	44
14.80	11.03	79,342	0.63	1.37	0.78	49
13.51	29.45	78,000	0.67	1.02	0.80	77
10.55	(24.98)	65,000	0.73	0.77	0.84	74

12.53	22.32	98,581	0.89	2.41	0.93	23
12.19	8.28	129,889	0.89	2.30	0.94	21
15.65	11.46	311,852	0.87	2.15	0.95	68
16.67	16.22	326,818	0.99	1.61	1.01	15
15.06	(3.06)	294,638	0.99	1.84	1.02	17

SEE NOTES TO FINANCIAL STATEMENTS.

  JUNE 30, 2007        JPMORGAN LARGE CAP FUNDS  79

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class (continued)

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Equity Income II Fund
November 1, 2006 through June 30, 2007 (d)	$26.43	$0.42		$2.31	$2.73	$(0.41)	$(5.55)	$(5.96)
Year Ended October 31, 2006 (e)	22.52	0.39		3.89	4.28	(0.37)	—	(0.37)
Year Ended October 31, 2005	21.19	0.29		1.33	1.62	(0.29)	—	(0.29)
Year Ended October 31, 2004	18.65	0.25		2.56	2.81	(0.27)	—	(0.27)
Year Ended October 31, 2003	16.01	0.26		2.64	2.90	(0.26)	—	(0.26)
January 1, 2002 through October 31, 2002 (f)	19.74	0.22		(3.74)	(3.52)	(0.21)	—	(0.21)

Growth and Income Fund
Year Ended June 30, 2007	35.71	0.48	(h)	7.72	8.20	(0.46)	(1.74)	(2.20)
January 1, 2006 through June 30, 2006 (g)	34.55	0.22	(h)	1.14	1.36	(0.20)	—	(0.20)
Year Ended December 31, 2005	33.96	0.37	(h)	1.01	1.38	(0.36)	(0.43)	(0.79)
Year Ended December 31, 2004	30.02	0.40	(h)	3.90	4.30	(0.36)	—	(0.36)
Year Ended December 31, 2003	23.98	0.32	(h)	6.05	6.37	(0.33)	—	(0.33)
Year Ended December 31, 2002	29.64	0.32	(h)	(5.46)	(5.14)	(0.31)	(0.21)	(0.52)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from October 31 to June 30.

(e)	Effective September 15, 2006, the Fund’s investment objective and strategies changed.

(f)	The Fund changed its fiscal year end from December 31 to October 31.

(g)	The Fund changed its fiscal year end from December 31 to June 30.

(h)	Calculated based upon average shares outstanding.

(i)Amount rounds to less than $1,000.

(j)	Prior to March 18, 2005, the Growth and Income Fund invested all of its investable assets in the Growth and Income Portfolio. The portfolio turnover rate disclosed prior to March 18, 2005, is the turnover rate of the Growth and Income Portfolio.

SEE NOTES TO FINANCIAL STATEMENTS.

80   JPMORGAN LARGE CAP FUNDS         JUNE 30, 2007

		Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)		Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$23.20	11.83%	$203,409		0.85%	2.61%	0.85%	52%
26.43	19.16	366,765		0.80	1.57	0.81	63
22.52	7.67	556,571		0.81	1.31	0.81	77
21.19	15.12	538,753		0.85	1.20	0.85	39
18.65	18.34	349,000		0.85	1.55	0.85	33
16.01	(17.94)	327,000		0.79	1.43	0.85	80

41.71	23.57	9,431		0.87	1.22	0.90	49
35.71	3.95	3,415		0.90	1.24	1.05	16
34.55	4.08	3,692		0.90	1.09	1.06	41	(j)
33.96	14.42	1,426		0.90	1.27	2.31	44	(j)
30.02	26.78	1,000		0.90	1.22	1.00	37	(j)
23.98	(17.47)	—	(i)	0.90	1.16	1.56	70	(j)

SEE NOTES TO FINANCIAL STATEMENTS.

  JUNE 30, 2007        JPMORGAN LARGE CAP FUNDS  81

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class (continued)

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Large Cap Growth Fund
Year Ended June 30, 2007	$15.80	$(0.01	)(g)	$2.67	$2.66	$—	$—	$—
Year Ended June 30, 2006	14.71	(0.02	)(g)	1.11	1.09	—	—	—
Year Ended June 30, 2005	14.56	0.17		0.02	0.19	(0.04)	—	(0.04)
Year Ended June 30, 2004	12.67	—		1.89	1.89	—	—	—
Year Ended June 30, 2003	12.33	0.01		0.33	0.34	—	—	—

Large Cap Value Fund
Year Ended June 30, 2007	16.42	0.27	(g)	3.50	3.77	(0.27)	(1.53)	(1.80)
Year Ended June 30, 2006	15.73	0.25	(g)	1.17	1.42	(0.27)	(0.46)	(0.73)
Year Ended June 30, 2005	14.36	0.24		1.36	1.60	(0.23)	—	(0.23)
Year Ended June 30, 2004	12.06	0.17		2.30	2.47	(0.17)	—	(0.17)
Year Ended June 30, 2003	12.77	0.12		(0.71)	(0.59)	(0.12)	—	(0.12)

U.S. Equity Fund
Year Ended June 30, 2007	11.26	0.13	(g)	2.47	2.60	(0.13)	(1.39)	(1.52)
January 1, 2006 through June 30, 2006 (d)	10.98	0.06	(g)	0.28	0.34	(0.06)	—	(0.06)
Year Ended December 31, 2005	10.97	0.10	(g)	0.17	0.27	(0.10)	(0.16)	(0.26)
Year Ended December 31, 2004	9.99	0.11	(g)	0.97	1.08	(0.10)	—	(0.10)
Year Ended December 31, 2003	7.61	0.07	(g)	2.39	2.46	(0.08)	—	(0.08)
Year Ended December 31, 2002	10.44	0.05		(2.83)	(2.78)	(0.05)	—	(0.05)

U.S. Large Cap Core Plus Fund
Year Ended June 30, 2007	16.50	0.17	(g)	4.53	4.70	(0.07)	(0.14)	(0.21)
November 1, 2005 (e) through June 30, 2006 (f)	15.00	0.10	(g)	1.44	1.54	(0.04)	—	(0.04)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	Commencement of offering of class of shares.

(f)	The Fund changed its fiscal year end from October 31 to December 31.

(g)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

82   JPMORGAN LARGE CAP FUNDS         JUNE 30, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses (including dividend expenses for securities sold short)	Net expenses (excluding dividend expenses for securities sold short)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expenses for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend expenses for securities sold short)	Portfolio turnover rate (b)

$18.46	16.84%	$669,951	0.99%	0.99%	(0.04)%	1.01%	1.01%	35%
15.80	7.41	824,532	0.99	0.99	(0.12)	1.05	1.05	49
14.71	1.31	1,201,449	0.99	0.99	0.43	1.03	1.03	112
14.56	14.92	1,702,190	0.99	0.99	0.00	1.01	1.01	46
12.67	2.76	1,453,774	0.99	0.99	0.13	1.13	1.13	60

18.39	23.83	710,573	0.82	0.82	1.53	0.82	0.82	77
16.42	9.16	897,848	0.83	0.83	1.57	0.86	0.86	72
15.73	11.19	1,155,483	0.82	0.82	1.54	0.90	0.90	112
14.36	20.52	1,462,956	0.93	0.93	1.24	0.95	0.95	32
12.06	(4.46)	1,176,240	0.97	0.97	1.14	0.98	0.98	85

12.34	24.44	1,099,173	0.79	0.79	1.11	0.85	0.85	112
11.26	3.14	1,049,744	0.79	0.79	1.07	0.87	0.87	85
10.98	2.45	1,340,801	0.78	0.78	0.95	0.81	0.81	83
10.97	10.80	339,811	0.79	0.79	1.04	0.90	0.90	82
9.99	32.42	312,000	0.79	0.79	0.76	0.92	0.92	101
7.61	(26.62)	225,000	0.79	0.79	0.57	0.92	0.92	83

20.99	28.62	1,377,427	1.41	1.00	0.86	1.86	1.45	138
16.50	10.30	59,480	1.21	1.01	0.91	2.86	2.66	92

SEE NOTES TO FINANCIAL STATEMENTS.

  JUNE 30, 2007        JPMORGAN LARGE CAP FUNDS  83

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Institutional Class

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Return of Capital		Total distributions	Redemption fees
Disciplined Equity Fund
Year Ended June 30, 2007	$15.33	$0.25	(e)	$3.16	$3.41	$(0.27)	$—	$—		$(0.27)	$—
January 1, 2006 through June 30, 2006 (d)	15.15	0.12	(e)	0.17	0.29	(0.11)	—	—		(0.11)	—	(f)
Year Ended December 31, 2005	14.78	0.19	(e)	0.37	0.56	(0.19)	—	—		(0.19)	—
Year Ended December 31, 2004	13.49	0.22		1.28	1.50	(0.21)	—	—		(0.21)	—
Year Ended December 31, 2003	10.55	0.18		2.92	3.10	(0.16)	—	—	(f)	(0.16)	—
Year Ended December 31, 2002	14.19	0.13	(e)	(3.63)	(3.50)	(0.14)	—	—		(0.14)	—

U.S. Equity Fund
Year Ended June 30, 2007	11.27	0.15	(e)	2.47	2.62	(0.15)	(1.39)	—		(1.54)	—
January 1, 2006 through June 30, 2006 (d)	10.98	0.07	(e)	0.29	0.36	(0.07)	—	—		(0.07)	—
Year Ended December 31, 2005	10.97	0.12	(e)	0.17	0.29	(0.12)	(0.16)	—		(0.28)	—
Year Ended December 31, 2004	9.99	0.12	(e)	0.97	1.09	(0.11)	—	—		(0.11)	—
Year Ended December 31, 2003	7.61	0.09	(e)	2.38	2.47	(0.09)	—	—		(0.09)	—
Year Ended December 31, 2002	10.44	0.06		(2.82)	(2.76)	(0.07)	—	—		(0.07)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

84   JPMORGAN LARGE CAP FUNDS         JUNE 30, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$ 18.47	22.40%	$115,178	0.45%	1.47%	0.51%	59%
15.33	1.89	219,916	0.45	1.54	0.54	34
15.15	3.84	310,294	0.45	1.31	0.52	44
14.78	11.23	341,641	0.45	1.52	0.60	49
13.49	29.60	418,000	0.45	1.24	0.60	77
10.55	(24.76)	924,000	0.45	1.09	0.65	74

12.35	24.60	223,850	0.64	1.27	0.70	112
11.27	3.31	221,627	0.64	1.22	0.72	85
10.98	2.62	208,614	0.64	1.12	0.67	83
10.97	10.96	63,670	0.64	1.20	0.74	82
9.99	32.63	76,000	0.64	0.91	0.76	101
7.61	(26.50)	79,000	0.64	0.74	0.77	83

SEE NOTES TO FINANCIAL STATEMENTS.

  JUNE 30, 2007        JPMORGAN LARGE CAP FUNDS  85

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Ultra

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Return of Capital		Total distributions	Redemption fees
Disciplined Equity Fund
Year Ended June 30, 2007	$15.33	$0.26	(f)	$3.17	$3.43	$(0.29)	$—	$—		$(0.29)	$—
January 1, 2006 through June 30, 2006 (d)	15.15	0.12	(f)	0.18	0.30	(0.12)	—	—		(0.12)	—	(g)
Year Ended December 31, 2005	14.79	0.21	(f)	0.36	0.57	(0.21)	—	—		(0.21)	—
Year Ended December 31, 2004	13.50	0.22		1.30	1.52	(0.23)	—	—		(0.23)	—
March 24, 2003 (e) through December 31, 2003	10.77	0.12		2.75	2.87	(0.14)	—	—	(g)	(0.14)	—

Large Cap Growth Fund
Year Ended June 30, 2007	15.84	0.03	(f)	2.67	2.70	—	—	—		—	—
Year Ended June 30, 2006	14.71	0.01	(f)	1.12	1.13	—	—	—		—	—
February 22, 2005 (e) through June 30, 2005	14.42	0.01		0.30	0.31	(0.02)	—	—		(0.02)	—

Large Cap Value Fund
Year Ended June 30, 2007	16.42	0.31	(f)	3.51	3.82	(0.32)	(1.53)	—		(1.85)	—
Year Ended June 30, 2006	15.73	0.29	(f)	1.17	1.46	(0.31)	(0.46)	—		(0.77)	—
February 22, 2005 (e) through June 30, 2005	15.59	0.10		0.16	0.26	(0.12)	—	—		(0.12)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

86   JPMORGAN LARGE CAP FUNDS         JUNE 30, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$18.47	22.53%	$135,785	0.35%	1.55%	0.42%	59%
15.33	1.95	153,648	0.35	1.62	0.45	34
15.15	3.87	125,344	0.35	1.41	0.43	44
14.79	11.33	102,817	0.35	1.59	0.55	49
13.50	26.75	108,000	0.35	1.28	0.54	77

18.54	17.05	3,261	0.76	0.20	0.76	35
15.84	7.68	14,986	0.79	0.09	0.81	49
14.71	2.12	22,428	0.75	0.21	0.75	112

18.39	24.14	7,810	0.57	1.80	0.57	77
16.42	9.43	13,673	0.58	1.79	0.60	72
15.73	1.68	24,492	0.53	1.89	0.53	112

SEE NOTES TO FINANCIAL STATEMENTS.

  JUNE 30, 2007        JPMORGAN LARGE CAP FUNDS  87

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2007

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trusts dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 8 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust
Disciplined Equity Fund	Class A, Select Class, Institutional Class and Ultra	JPM I
Equity Income Fund	Class A, Class B, Class C and Select Class	JPM II
Equity Income II Fund	Select Class	JPM I
Growth and Income Fund	Class A, Class B, Class C and Select Class	JPM I
Large Cap Growth Fund	Class A, Class B, Class C, Select Class and Ultra	JPM II
Large Cap Value Fund	Class A, Class B, Class C, R Class, Select Class and Ultra	JPM II
U.S. Equity Fund	Class A, Class B, Class C, R Class, Select Class and Institutional Class	JPM I
U.S. Large Cap Core Plus Fund	Class A, Class C, R Class and Select Class	JPM I

The Equity Income II Fund changed its fiscal year end from October 31 to June 30.

Ultra Shares of the Disciplined Equity Fund are publicly offered only on a limited basis. Investors are not eligible to purchase Ultra Shares unless they meet certain requirements as described in their prospectus.

R Class Shares commenced operations on May 15, 2006 for the Large Cap Value Fund, U.S. Equity Fund and U.S. Large Cap Core Plus Fund.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge. Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the R Class, Select Class, Institutional Class, and Ultra Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to contingent deferred sales charges as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

B.  Repurchase Agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement

88   JPMORGAN LARGE CAP FUNDS         JUNE 30, 2007

transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain the collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

C.  Futures Contracts — The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade.

Index futures contracts are used to control the asset mix of the portfolio in the most efficient manner, allowing a Fund to adjust exposures while incurring minimal transaction costs. Long index futures contracts are used to gain exposure to equities, when it is anticipated that this will be more efficient than buying stocks directly.

As of June 30, 2007, the Disciplined Equity Fund, U.S. Equity Fund and U.S. Large Cap Core Plus Fund had outstanding futures contracts as listed on their Schedules of Portfolio Investments.

D.  Short Sales — U.S. Large Cap Core Plus Fund may engage in short sales (selling securities it does not own in anticipation of a decline in the market value of the security) as part of its normal investment activities. These short sales are collateralized by cash deposits and securities. The collateral required is determined daily by reference to the market value of the short positions. The Fund is subject to risk of loss if the applicable counterparty broker were to fail to perform its obligations under the contractual terms. Dividend expense on securities sold short is treated as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amount shown in the accompanying Statement of Assets and Liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which it replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates.

E.  Securities Lending — To generate additional income, each Fund, except the Equity Income II Fund and U.S. Large Cap Core Plus Fund, may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (“U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB, acting as agent for the Funds, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Funds retain the interest on cash collateral investments but are required to pay the borrower a portion of such interest for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Funds. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. For the year ended June 30, 2007, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of the non-U.S. securities, respectively.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

  JUNE 30, 2007        JPMORGAN LARGE CAP FUNDS  89

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2007 (continued)

As of June 30, 2007, the following Funds had securities with the following market values on loan, received the following collateral and for the year then ended, these Funds paid the following amounts to related party affiliates (amounts in thousands):

	Lending Agent Fees Paid	Market Value of Loaned Securities	Market Value of Collateral
Disciplined Equity Fund	$15	$9,161	$9,365
Equity Income Fund	7	10,451	10,700
Growth and Income Fund	1	2,022	2,077
Large Cap Growth Fund	32	56,056	56,245
Large Cap Value Fund	26	11,439	11,828
U.S. Equity Fund	38	12,162	12,334

F.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

G. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

H.  Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

I. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

J. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid quarterly, except that dividends from net investment income of the Equity Income Fund and Equity Income II Fund are generally declared and paid monthly and U.S. Large Cap Core Plus Fund are generally declared and paid annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Disciplined Equity Fund	$—	$(151)	$151
Equity Income Fund	(24)	(26)	50
Equity Income II Fund	—	(247)	247
Growth and Income Fund	—	(267)	267
Large Cap Growth Fund	(2,104)	2,104	—
Large Cap Value Fund	—	(501)	501
U.S. Equity Fund	(1,509)	(317)	1,826
U.S. Large Cap Core Plus Fund	(2)	65	(63)

90   JPMORGAN LARGE CAP FUNDS         JUNE 30, 2007

The reclassifications for the Funds relate primarily to the differences in character for tax purposes of distributions from investments in real estate investment trusts, distribution reclassifications (for Equity Income Fund and Equity Income II Fund), partnership adjustments (for Equity Income Fund and Equity Income II Fund), net operating loss (for Large Cap Growth Fund), capital loss carryforwards being written off (for U.S. Equity Fund), and dividend expense for securities sold short (for U.S. Large Cap Core Plus Fund).

K. New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management continues to evaluate the application of the Interpretation to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds’ financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Funds’ financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to separate Amended and Restated Investment Advisory Agreements, J.P. Morgan Investment Management Inc. (“JPMIM”) acts as the investment advisor to the Disciplined Equity Fund, Equity Income II Fund, Growth and Income Fund, U.S. Equity Fund and U.S. Large Cap Core Plus Fund and JPMorgan Investment Advisors Inc. (“JPMIA”, and together with JPMIM, each an “Advisor”) acts as the investment advisor to Equity Income Fund, Large Cap Growth Fund and Large Cap Value Fund. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIA is an indirect, wholly-owned subsidiary JPMorgan. The Advisors supervise the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Disciplined Equity Fund	0.25%
Equity Income Fund	0.40
Equity Income II Fund	0.40
Growth and Income Fund	0.40
Large Cap Growth Fund	0.50
Large Cap Value Fund	0.40
U.S. Equity Fund	0.40
U.S. Large Cap Core Plus Fund	1.00

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisors or their affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisor or their affiliates.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the period ended June 30, 2007 are as follows (amounts in thousands):

Disciplined Equity Fund	$12
Equity Income Fund	11
Equity Income II Fund (a)	3
Growth and Income Fund	19
Large Cap Growth Fund	11
Large Cap Value Fund	34
U.S. Equity Fund	50
U.S. Large Cap Core Plus Fund	45

(a)	For the period November 1, 2006 through June 30, 2007.

  JUNE 30, 2007        JPMORGAN LARGE CAP FUNDS  91

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2007 (continued)

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C
Disciplined Equity Fund	0.25%	n/a	n/a
Equity Income Fund	0.25	0.75%	0.75%
Growth and Income Fund	0.25	0.75	0.75
Large Cap Growth Fund	0.25	0.75	0.75
Large Cap Value Fund	0.25	0.75	0.75
U.S. Equity Fund	0.25	0.75	0.75
U.S. Large Cap Core Plus Fund	0.25	n/a	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A and the contingent deferred sales charges (“CDSC”) from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2007, the Distributor retained the following amounts (in thousands):

	Front-end Sales Charge	CDSC
Disciplined Equity Fund	$1	$—
Equity Income Fund	32	45
Growth and Income Fund	20	21
Large Cap Growth Fund	13	131
Large Cap Value Fund	10	21
U.S. Equity Fund	4	39
U.S. Large Cap Core Plus Fund	4	—

The Distributor waived Distribution fees and/or reimbursed expenses as outlined in Note 3.F.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Ultra Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	R Class	Select Class	Institutional Class
Disciplined Equity Fund	0.25%	n/a	n/a	n/a	0.25%	0.10%
Equity Income Fund	0.25	0.25%	0.25%	n/a	0.25	n/a
Equity Income II Fund	n/a	n/a	n/a	n/a	0.25	n/a
Growth and Income Fund	0.25	0.25	0.25	n/a	0.25	n/a
Large Cap Growth Fund	0.25	0.25	0.25	n/a	0.25	n/a
Large Cap Value Fund	0.25	0.25	0.25	0.05%	0.25	n/a
U.S. Equity Fund	0.25	0.25	0.25	0.05	0.25	0.10
U.S. Large Cap Core Plus Fund	0.25	n/a	0.25	0.05	0.25	n/a

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

92   JPMORGAN LARGE CAP FUNDS         JUNE 30, 2007

E.  Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense on short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	R Class	Select Class	Institutional Class	Ultra
Disciplined Equity Fund	0.95%	n/a	n/a	n/a	0.75%	0.45%	0.35%
Equity Income Fund	1.24	1.99%	1.99%	n/a	0.89	n/a	n/a
Equity Income II Fund	n/a	n/a	n/a	n/a	0.85	n/a	n/a
Growth and Income Fund	1.30	1.80	1.80	n/a	0.90	n/a	n/a
Large Cap Growth Fund	1.24	1.78	1.78	n/a	0.99	n/a	0.80
Large Cap Value Fund	1.24	1.99	1.99	0.79%	0.99	n/a	0.59
U.S. Equity Fund	1.05	1.57	1.57	0.59	0.79	0.64	n/a
U.S. Large Cap Core Plus Fund	1.25	n/a	1.75	0.80	1.00	n/a	n/a

The contractual expense limitation agreements were in effect for the period ended June 30, 2007. The expense limitation percentages for all the Funds, except Equity Income II Fund, in the table above are in place until at least October 31, 2007. For Equity Income II Fund, the expense limitation percentage in the table above is in place until at least February 29, 2008.

For the period ended June 30, 2007, the Funds’ service providers waived fees and reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Disciplined Equity Fund	$19	$183	$—	$202
Equity Income Fund	—	2	44	46
Equity Income II Fund (a)	—	9	—	9
Growth and Income Fund	—	—	2	2
Large Cap Growth Fund	—	—	220	220
U.S. Equity Fund	164	214	501	879
U.S. Large Cap Core Plus Fund	1,722	21	226	1,969

(a)	For the period November 1, 2006 through June 30, 2007.

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Disciplined Equity Fund	$7	$109	$—	$116
Equity Income Fund	—	3	—	3
Large Cap Value Fund	—	—	15	15
U.S. Large Cap Core Plus Fund	59	13	—	72

G.  Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

  JUNE 30, 2007        JPMORGAN LARGE CAP FUNDS  93

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2007 (continued)

During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the period ended June 30, 2007, U.S. Large Cap Core Plus Fund and U.S. Equity Fund each incurred less than $1,000 in brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the period ended June 30, 2007, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Disciplined Equity Fund	$294,021	$670,430	$—	$—
Equity Income Fund	63,902	135,088	—	—
Equity Income II Fund (a)	133,055	322,704	—	—
Growth and Income Fund	284,557	353,881	—	—
Large Cap Growth Fund	388,521	758,852	—	—
Large Cap Value Fund	729,819	1,110,200	—	—
U.S. Equity Fund	1,638,540	1,851,325	—	—
U.S. Large Cap Core Plus Fund	2,307,293	783,243	609,864	314,372

(a)	For the period November 1, 2006 through June 30, 2007.

During the period ended June 30, 2007, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2007, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Disciplined Equity Fund	$219,814	$113,011	$1,392	$111,619
Equity Income Fund	188,835	114,071	2,071	112,000
Equity Income II Fund	161,353	44,471	1,294	43,177
Growth and Income Fund	476,916	145,544	4,783	140,761
Large Cap Growth Fund	752,736	322,451	2,530	319,921
Large Cap Value Fund	677,315	160,412	4,555	155,857
U.S. Equity Fund	1,196,152	363,933	4,310	359,623
U.S. Large Cap Core Plus Fund	1,705,194	90,314	16,898	73,416

For the Funds, the difference between book and tax basis appreciation/(depreciation) on investments is primarily attributed to wash sale loss deferrals, return of capital from investments in real estate investment trusts, partnership basis outstanding (for Equity Income Fund and Equity Income II Fund), and the character for tax purposes in the allocation of the “master/feeder” takedown (for Growth and Income Fund).

94   JPMORGAN LARGE CAP FUNDS         JUNE 30, 2007

The tax character of distributions paid during the fiscal year ended June 30, 2007 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long term Capital gains	Total Distributions Paid
Disciplined Equity Fund	$7,326	$—	$7,326
Equity Income Fund	6,298	40,512	46,810
Equity Income II Fund (a)	4,263	62,606	66,869
Growth and Income Fund	6,312	26,366	32,678
Large Cap Value Fund	39,725	59,615	99,340
U.S. Equity Fund	62,776	123,484	186,260
U.S. Large Cap Core Plus Fund	2,264	68	2,332

(a)	For the period November 1, 2006 through June 30, 2007.

The tax character of distributions paid during the 2006 fiscal year was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long term Capital gains	Total Distributions Paid
Disciplined Equity Fund (a)	$3,921	$—	$3,921
Equity Income Fund	9,177	105,241	114,418
Equity Income II Fund (b)	7,560	—	7,560
Growth and Income Fund (a)	2,265	—	2,265
Large Cap Value Fund	29,217	23,891	53,108
U.S. Equity Fund (a)	8,715	—	8,715
U.S. Large Cap Core Plus Fund (c)	14	—	14

(a)	For the period January 1, 2006 through June 30, 2006.

(b)	For the period November 1, 2005 through October 30, 2006.

(c)	For the period November 1, 2005 (commencement of operations) through June 30, 2006.

The tax character of distributions paid during the 2005 fiscal year was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long term Capital gains	Total Distributions Paid
Disciplined Equity Fund	$7,050	$—	$7,050
Equity Income Fund	9,643	68,510	78,153
Equity Income II Fund (a)	7,915	—	7,915
Growth and Income Fund	4,234	7,591	11,825
Large Cap Growth Fund	5,283	—	5,283
Large Cap Value Fund	21,494	—	21,494
U.S. Equity Fund	15,594	25,290	40,884

(a)	For the period November 1, 2006 through June 30, 2007.

  JUNE 30, 2007        JPMORGAN LARGE CAP FUNDS  95

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2007 (continued)

At June 30, 2007, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Disciplined Equity Fund	$150	$(307,961)	$111,624
Equity Income Fund	100	21,305	112,000
Equity Income II Fund (a)	12,811	44,697	43,177
Growth and Income Fund	15,062	40,941	140,761
Large Cap Growth Fund	—	(445,608)	319,921
Large Cap Value Fund	66,925	85,263	155,879
U.S. Equity Fund	74,937	63,813	359,697
U.S. Large Cap Core Plus Fund	25,099	2,035	76,539

(a)	For the period November 1, 2006 through June 30, 2007.

For the Funds, cumulative timing differences primarily consist of wash sale loss deferrals, return of capital from investments in real estate investment trusts, distributions payable, mark to market of futures contracts, limitations on capital loss carryforwards acquired from mergers, investment in partnerships (for Equity Income and Equity Income II) and the character for tax purposes in the allocation of the “master/feeder” takedown (for Growth and Income Fund).

As of June 30, 2007, the following Funds had net capital loss carryforwards, which are available to offset future realized gains (amounts in thousands):

	2009	2010	2011	2012	Total
Disciplined Equity Fund (a)	$65,299	$198,549	$44,113	$—	$307,961
Large Cap Growth Fund (b)	—	109,530	335,181	897	445,608
U.S. Equity Fund (c)	837	8,214	—	—	9,051

(a)	Includes $33,436 (in thousands) of losses acquired from JPMorgan SmartIndex Fund. A portion of the capital loss carryforward from business combinations may be limited in future years under the Internal Revenue Code Sections 381–384.

(b)	Includes $10,219 (in thousands) of losses acquired from JPMorgan Equity Growth Fund. A portion of the capital loss carryforward from business combinations may be limited in future years under the Internal Revenue Code Sections 381–384.

(c)	Includes $7,795 (in thousands) of losses acquired from JPMorgan Core Equity Fund and $1,256 (in thousands) acquired from JPMorgan Focus Fund. A portion of the capital loss carryforward from business combinations may be limited in future years under the Internal Revenue Code Sections 381–384.

During the year ended June 30, 2007, the following Funds utilized capital loss carryforwards as follows (amounts in thousands):

Disciplined Equity Fund	$93,285
Large Cap Growth Fund	120,668
U.S. Equity Fund	3,017

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act.)

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 20, 2007.

96   JPMORGAN LARGE CAP FUNDS         JUNE 30, 2007

The Funds do not have any outstanding borrowings from another fund or from the unsecured, uncommitted line of credit as of June 30, 2007. The average borrowings from the Facility for the period ended June 30, 2007 were as follows (amounts in thousands):

	Average Borrowings	Number of Days Used	Interest Paid
Disciplined Equity Fund	$1,721	16	$4
Equity Income Fund	626	12	1
Equity Income II Fund (a)	4,064	46	28
Growth and Income Fund	1,115	2	—	(b)
Large Cap Growth Fund	4,533	25	17
Large Cap Value Fund	13,353	6	12
U.S. Equity Fund	3,228	13	6

(a)	For the period November 1, 2006 through June 30, 2007.

(b)	Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

From time to time, the Funds’ investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (BOIA), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (the SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the SEC Order) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

In addition, on August 30, 2005, the commissioner of the West Virginia Securities Division entered a Summary Cease and Desist Order and Notice of Right to Hearing with respect to JPMorgan Investment Advisors Inc. and JPMorgan Chase & Co. In June 2007, the matter, which generally related to the same facts that were the subject of the SEC Order and NYAG settlement discussed above, was settled, and the West Virginia Order will be vacated.

JPMorgan Trust II and its Funds will be reimbursed for all costs associated with these matters and ensure that JPMorgan Trust II incurs no expense as it relates to the matters described above. Any Fund identified in this report as having acquired the assets of a former One Group

  JUNE 30, 2007        JPMORGAN LARGE CAP FUNDS  97

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2007 (continued)

Mutual Fund or that was acquired by a former One Group Mutual Fund will also be reimbursed for all costs associated with these matters to ensure that the Fund or its successor incurs no expenses as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. To the extent that a Reduced Rate Fund merges into another Fund, the Reduced Rate is required to carry forward and apply with respect to the acquiring Fund.

9. Business Combinations

On August 19, 2004, The Board of Trustees of The JPMorgan Funds, and on August 12, 2004, The Board of Trustees of The One Group Mutual Funds, each approved management’s proposal to merge One Group Diversified Equity Fund (the “Target Fund”) into JPMorgan U.S. Equity Fund (the “Acquiring Fund”). After shareholder approval was obtained, the mergers were effective after the close of business February 18, 2005. The Acquiring Fund acquired all of the assets and liabilities of the corresponding Target Fund as shown in the table below. The merger transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of reorganization, shareholders of the Target Fund received a number of shares of the corresponding class in the corresponding Acquiring Fund with a value equal to their holdings in the Target Fund as of the close of business on date of the reorganization.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value per Share and Net Unrealized Appreciation immediately before and after the reorganization (amounts in thousands, except per share amounts):

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation
Target Fund
One Group Diversified Equity Fund				$255,067
Class A	11,506	$136,622	$11.87
Class B	2,016	22,989	11.41
Class C	660	7,589	11.49
Select Class	122,504	1,460,091	11.92
Acquiring Fund
JPMorgan U.S. Equity Fund				98,209
Class A	4,847	52,454	10.82
Class B	2,175	23,342	10.73
Class C	395	4,232	10.73
Select Class	30,754	332,433	10.81
Institutional Class	5,874	63,502	10.81
Post Reorganization
JPMorgan U.S. Equity Fund				353,276
Class A	17,469	189,076	10.82
Class B	4,319	46,331	10.73
Class C	1,101	11,821	10.73
Select Class	165,838	1,792,524	10.81
Institutional Class	5,874	63,502	10.81

98   JPMORGAN LARGE CAP FUNDS         JUNE 30, 2007

10. Transfers-In-Kind

For the period ended October 31, 2006, certain shareholders of the Equity Income II Fund redeemed Select Class Shares and the Fund paid the redemption proceeds primarily by means of a redemption in-kind of the Fund’s portfolio securities in exchange for shares of the Fund. Cash and portfolio securities were transferred on the dates, at the market values listed, and gains for book purposes which resulted from the redemptions in-kind are listed below (amounts in thousands):

	Date	Market Value	Realized Gains	Type
Equity Income II Fund	3/22/06	$14,040	$4,722	Redemption in-kind
	5/12/06	25,565	8,037	Redemption in-kind
		$39,605	$12,759

After the close of business on February 3, 2006, the JPMorgan Chase Bank Equity Income Trust, a common trust fund managed by JPMCB, transferred securities in-kind to the Fund in a tax-free exchange. The JPMorgan Chase Bank Equity Income Trust purchased approximately 5,212,000 Select Class Shares of the Fund and the Fund received portfolio securities with a market value of approximately $122,843,000, including net unrealized appreciation of approximately $33,833,000, in exchange for these shares. The cost basis of the portfolio securities transferred to the Fund is equal to the JPMorgan Chase Bank Equity Income Trust’s cost of the securities at the time of the in-kind transfer.

For the period ended June 30, 2006, certain shareholders of the Funds redeemed/purchased Select and Institutional Class Shares and the Funds paid the redemption proceeds primarily by means of a redemption in-kind of each Fund’s portfolio securities/received portfolio securities primarily by means of a subscription in-kind in exchange for shares of the Fund. Portfolio securities were transferred on the dates, at the market values listed, and gains for book purposes which resulted from the redemptions in-kind are listed below (amounts in thousands):

	Date	Market Value	Realized Gains	Type
Large Cap Value Fund	1/09/06	$46,061	$2,646	Redemption in-kind
U.S. Equity Fund	2/28/06	9,696	n/a	Subscription in-kind

For the year ended December 31, 2005, certain shareholders of the Disciplined Equity Fund purchased Ultra Shares and the Fund received portfolio securities primarily by means of a subscription-in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred on the date and at the market value listed below (amounts in thousands):

	Date	Market Value	Type
Disciplined Equity Fund	3/21/05	$60,292	Subscription in-kind

  JUNE 30, 2007        JPMORGAN LARGE CAP FUNDS  99

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of JPMorgan Trust I and JPMorgan Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and of cash flows (for the JPMorgan U.S. Large Cap Core Plus Fund) and the financial highlights present fairly, in all material respects, the financial position of each of the Funds indicated in Note 1 of the financial statements (hereafter collectively referred to as the “Funds”) at June 30, 2007, and the results of each of their operations, the changes in each of their net assets, the cash flows for the JPMorgan U.S. Large Cap Core Plus Fund and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
August 23, 2007

100   JPMORGAN LARGE CAP FUNDS         JUNE 30, 2007

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	140	None.

Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	140	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	140	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	140
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	140	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	140	None.

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	140	Trustee, Carleton College (2003–present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	140	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

  JUNE 30, 2007        JPMORGAN LARGE CAP FUNDS  101

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	140	Director, American University in Cairo.

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	140	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	140	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	140	None.

Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	140
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (140 funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

102   JPMORGAN LARGE CAP FUNDS         JUNE 30, 2007

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Stephen M. Benham (1959), Secretary (2005)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004.

Stephanie J. Dorsey (1969), Treasurer (2005)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2005)*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; from 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Ellen W. O’Brien (1957), Assistant Secretary (2005)**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005.

Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971) Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston, MA 02108.

  JUNE 30, 2007        JPMORGAN LARGE CAP FUNDS  103

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
June 30, 2007

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2007 and continued to hold your shares at the end of the reporting period, June 30, 2007.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2007	Ending Account Value, June 30, 2007	Expenses Paid During January 1 to June 30, 2007*	Annualized Expense Ratio
Disciplined Equity Fund
Class A
Actual	$1,000.00	$1,076.50	$4.38	0.85%
Hypothetical	1,000.00	1,020.58	4.26	0.85
Select Class
Actual	1,000.00	1,077.60	3.09	0.60
Hypothetical	1,000.00	1,021.82	3.01	0.60
Institutional Class
Actual	1,000.00	1,077.10	2.32	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45
Ultra
Actual	1,000.00	1,079.60	1.80	0.35
Hypothetical	1,000.00	1,023.06	1.76	0.35

Equity Income Fund
Class A
Actual	1,000.00	1,064.60	6.04	1.18
Hypothetical	1,000.00	1,018.94	5.91	1.18
Class B
Actual	1,000.00	1,062.10	8.59	1.68
Hypothetical	1,000.00	1,016.46	8.40	1.68
Class C
Actual	1,000.00	1,062.30	8.59	1.68
Hypothetical	1,000.00	1,016.46	8.40	1.68

104   JPMORGAN LARGE CAP FUNDS         JUNE 30, 2007

	Beginning Account Value, January 1, 2007	Ending Account Value, June 30, 2007	Expenses Paid During January 1 to June 30, 2007*	Annualized Expense Ratio
Select Class
Actual	$1,000.00	$1,066.30	$4.56	0.89%
Hypothetical	1,000.00	1,020.38	4.46	0.89

Equity Income Fund II
Select Class
Actual	1,000.00	1,065.60	4.30	0.84
Hypothetical	1,000.00	1,020.63	4.21	0.84

Growth and Income Fund
Class A
Actual	1,000.00	1,078.40	5.77	1.12
Hypothetical	1,000.00	1,019.24	5.61	1.12
Class B
Actual	1,000.00	1,076.00	8.34	1.62
Hypothetical	1,000.00	1,016.76	8.10	1.62
Class C
Actual	1,000.00	1,076.00	8.34	1.62
Hypothetical	1,000.00	1,016.76	8.10	1.62
Select Class
Actual	1,000.00	1,079.90	4.44	0.86
Hypothetical	1,000.00	1,020.53	4.31	0.86

Large Cap Growth Fund
Class A
Actual	1,000.00	1,089.30	6.42	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class B
Actual	1,000.00	1,087.00	9.16	1.77
Hypothetical	1,000.00	1,016.02	8.85	1.77
Class C
Actual	1,000.00	1,087.20	9.16	1.77
Hypothetical	1,000.00	1,016.02	8.85	1.77
Select Class
Actual	1,000.00	1,091.00	5.13	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99
Ultra
Actual	1,000.00	1,092.50	3.99	0.77
Hypothetical	1,000.00	1,020.98	3.86	0.77

Large Cap Value Fund
Class A
Actual	1,000.00	1,076.70	5.51	1.07
Hypothetical	1,000.00	1,019.49	5.36	1.07
Class B
Actual	1,000.00	1,074.00	8.07	1.57
Hypothetical	1,000.00	1,017.01	7.85	1.57
Class C
Actual	1,000.00	1,073.90	8.07	1.57
Hypothetical	1,000.00	1,017.01	7.85	1.57
R Class
Actual	1,000.00	1,078.60	3.20	0.62
Hypothetical	1,000.00	1,021.72	3.11	0.62

  JUNE 30, 2007        JPMORGAN LARGE CAP FUNDS  105

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment at Beginning of Period
June 30, 2007

	Beginning Account Value, January 1, 2007	Ending Account Value, June 30, 2007	Expenses Paid During January 1 to June 30, 2007*	Annualized Expense Ratio
Select Class
Actual	$1,000.00	$1,077.90	$4.22	0.82%
Hypothetical	1,000.00	1,020.73	4.11	0.82
Ultra
Actual	1,000.00	1,079.40	2.94	0.57
Hypothetical	1,000.00	1,021.97	2.86	0.57

U.S. Equity Fund
Class A
Actual	1,000.00	1,095.10	5.45	1.05
Hypothetical	1,000.00	1,019.59	5.26	1.05
Class B
Actual	1,000.00	1,092.20	8.14	1.57
Hypothetical	1,000.00	1,017.01	7.85	1.57
Class C
Actual	1,000.00	1,091.60	8.14	1.57
Hypothetical	1,000.00	1,017.01	7.85	1.57
R Class
Actual	1,000.00	1,096.70	3.07	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Select Class
Actual	1,000.00	1,095.70	4.10	0.79
Hypothetical	1,000.00	1,020.88	3.96	0.79
Institutional Class
Actual	1,000.00	1,097.30	3.33	0.64
Hypothetical	1,000.00	1,021.62	3.21	0.64

U.S. Large Cap Core Plus Fund
Class A
Actual	1,000.00	1,109.50	8.63	1.65
Hypothetical	1,000.00	1,016.61	8.25	1.65
Class C
Actual	1,000.00	1,106.20	11.18	2.14
Hypothetical	1,000.00	1,014.18	10.69	2.14
Class R
Actual	1,000.00	1,112.10	6.28	1.20
Hypothetical	1,000.00	1,018.84	6.01	1.20
Select Class
Actual	1,000.00	1,111.20	7.38	1.41
Hypothetical	1,000.00	1,017.80	7.05	1.41

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

106   JPMORGAN LARGE CAP FUNDS         JUNE 30, 2007

TAX LETTER
(Unaudited)

Certain tax information for the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2007. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2007. The information necessary to complete your income tax returns for the calendar year ending December 31, 2007 will be received under separate cover.

Dividend Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended June 30, 2007:

Dividend Received Deduction
Disciplined Equity Fund	100.00%
Equity Income Fund	100.00
Equity Income II Fund	34.23
Growth and Income Fund	60.12
Large Cap Value Fund	39.56
U.S.Equity Fund	28.48
U.S. Large Cap Core Plus Fund	34.95

Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2007, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Disciplined Equity Fund	$ 7,326
Equity Income Fund	6,298
Equity Income II Fund	4,403
Growth and Income Fund	6,312
Large Cap Value Fund	14,614
U.S.Equity Fund	62,777
U.S. Large Cap Core Plus Fund	1,113

Funds with Short Term Capital Gain Designation

For the fiscal year ended June 30, 2007, The Funds designate the following amounts of ordinary distributions paid during the Funds’ fiscal year that are from qualified short-term capital gain (amounts in thousands):

Qualified Short-Term Gain
Equity Income Fund	$ 424
Growth and Income Fund	953
Large Cap Value Fund	25,112
U.S.Equity Fund	46,394
U.S. Large Cap Core Plus Fund	1,463

Long Term Capital Gain Designation — 15%

The Funds hereby designate the following amounts as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax returns for the fiscal year ended June 30, 2007 (amounts in thousands):

Long-Term Capital Gain Distribution
Equity Income Fund	$ 40,512
Equity Income II Fund	62,606
Growth and Income Fund	26,366
Large Cap Value Fund	59,615
U.S.Equity Fund	123,485
U.S. Large Cap Core Plus Fund	68

  JUNE 30, 2007        JPMORGAN LARGE CAP FUNDS  107

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. June 2007.	AN-LCE-607

ANNUAL REPORT JUNE 30, 2007

JPMorgan Funds

U.S. Equity

Funds

JPMorgan Diversified Fund

CONTENTS

President’s Letter	1
Fund Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	38
Financial Highlights	46
Notes to Financial Statements	50
Report of Independent Registered Public Accounting Firm	60
Trustees	61
Officers	63
Schedule of Shareholder Expenses	64
Tax Letter	65

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 6, 2007 (Unaudited)

Dear Shareholder:

We are pleased to present this annual report for the JPMorgan Diversified Fund for the 12 months ended June 30, 2007. Inside, you’ll find information detailing the performance of the Fund, along with a report from the portfolio managers.

“Residential construction activity has declined significantly within the last year, and we continue to look for weakness in housing- related employment and consumer spending.”

The 12-month period began with the financial markets absorbing the 17th consecutive interest-rate increase from the Federal Reserve (Fed). That 25-basis-point hike, initiated on June 29, 2006, lifted the fed funds target to 5.25%, where it remained for the next 12 months.

After the Fed’s decision to halt its rate-tightening campaign in August 2006, the financial markets initially speculated that the Fed’s next move would be an easing. A sharp slowdown in the housing market combined with declines in manufacturing activity had triggered the Fed’s pause, and investors anticipated that the resulting slowdown in gross domestic product (GDP) growth would prompt a rate cut.

This sentiment slowly unraveled throughout the rest of the year, though, as the Fed remained on hold. The economy had its ups and downs, but generally held up better than most observers expected, which reduced the chances for a change in monetary policy. What’s more, inflation pressures continued to irritate the Fed and diminish the prospects for a rate cut.

Stocks roll over roadblocks

Nevertheless, no challenge seemed too great for the U.S. stock market — not the sharp, but short-lived, China-market-inspired correction of late February; not the anemic first-quarter 2007 GDP growth rate of 0.7%; not the growing fallout from housing-market weakness; not the increasing default rate tied to the sub-prime mortgage market; and not the Fed’s persistent inflation warnings.

Despite these obstacles, the U.S. stock market posted strong returns for the 12-month period. U.S. stocks, as measured by the S&P 500 Index, posted a return of 20.59% for the one-year period. Among the capitalization universes, the Russell Midcap Index was the top performer, returning 20.83% for the period. Large-cap stocks followed, with a return of 20.43%, as measured by the Russell 1000 Index, while the small-cap Russell 2000 Index returned 16.43%. In terms of style, there was only a modest difference in the performance of value stocks versus growth stocks. Overall, value stocks maintained a slight performance edge in the large- and mid-cap universes, while growth stocks prevailed in the small-cap universe.

Investors generally pointed to abundant liquidity and robust merger-and-acquisition activity, including private equity deals, as drivers of stock market gains. In addition, optimism regarding continued, albeit slow, economic growth, a healthy global economy, higher-than-expected corporate earnings growth, and modest core inflation data provided support.

Volatility resurfaces

A bout of volatility late in the fiscal year reminded investors of the challenges lingering in the market. Rising bond yields and anxiety regarding credit quality helped push stock market returns into negative territory during June.

In early June, the re-rating of U.S. growth prospects caused Treasury yields to move sharply higher, and significant losses for two Bear Stearns structured-credit hedge funds led to jitters regarding credit quality in the leveraged and sub-investment-grade loan markets. Furthermore, although the fed funds target remained unchanged, the Fed affirmed a tightening bias. The market changed its expectations for future Fed policy. Whereas market participants previously had expected the Fed to cut rates during the second half of 2007, it ended the period convinced that the Fed would remain on hold for the rest of the year.

Economy continues to grow, but at a sub-par pace

Overall, economic growth should remain at a below-trend pace of approximately 2.1% for 2007 as a whole. Residential construction activity has declined significantly over the last year, and we continue to look for weakness in housing-related employment and consumer spending. Although this may lead to some periods of unease ahead, we would view such spillovers as positive from a long-term perspective, because they would provide a conclusive arrest of the inflation threat and could lead to a decisive shift in the Fed’s monetary policy bias.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely,

George C.W. Gatch
President
JPMorgan Funds

JUNE 30, 2007        JPMORGAN U.S. EQUITY FUNDS   1

JPMorgan Diversified Fund

FUND COMMENTARY
AS OF JUNE 30, 2007 (Unaudited)
 FUND FACTS

Fund Inception	September 10, 1993
Fiscal Year End	June 30
Net Assets as of 6/30/2007 (In Thousands)	$570,002
Primary Benchmark	Fund Benchmark

Q: HOW DID THE FUND PERFORM?

A:	The JPMorgan Diversified Fund, which seeks to provide a high total return from a diversified portfolio of stocks and bonds*, returned 16.39%** (Institutional Class Shares) over the 12 months ended June 30, 2007, compared to the 14.67% return for the Fund’s custom benchmark over the same period. The custom benchmark is comprised of the S&P 500 Index (60%) and the Lehman Brothers Aggregate Bond Index (40%).

Q: WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its custom benchmark for the period due primarily to stock selection in the materials, pharmaceuticals and energy sectors, while stock selection in financials and retail hurt returns. Among the holdings that contributed to the Fund was our overweight in SUPERVALU Inc., the supermarket chain, which reported that its fiscal fourth-quarter earnings rose sharply, surpassing analysts’ estimates due primarily to higher-than-expected profitability at Albertson’s Inc., the grocery chain it acquired in 2006. Edison International, an electric utility, also contributed to performance as the company reported higher 2006 earnings in the period due to advances in system reliability, renewable energy, advanced metering and energy efficiency, despite sector-wide concerns about inflation and rising interest rates.

Alternatively, among those stocks detracting from returns was an overweight in J.C. Penney Co., Inc., the retail department store. The weakness was due to the company’s reporting weaker-than-expected same-store sales late in the period. There were also investor concerns regarding the low-end consumer due to the sub-prime lending fallout and high gas prices, fanning fears of a slowdown in U.S. consumer spending. The office supplier Staples, Inc. also detracted after reducing its full-year guidance for 2007. Staples’ stock, which has sold off in a difficult office product environment, was bid lower by investors after its management team reiterated it believed that the currently weak trend in store traffic would continue in the near-term.

On the fixed income side, we benefited from actively trading duration with a bias toward the front end of the curve. Short-term maturities advanced on the prospects of a Federal Reserve ease priced out of the market at the beginning of the second quarter. With the backup in rates, we adjusted our position to trade duration with a slightly long bias in intermediate maturities, which detracted modestly from performance. Our curve-steepener position in two- and five-year maturities benefited significantly from the reshaping of the yield curve. We took profits on our spread-widening position in 10-year swaps, as increased supply and fears regarding the sub-prime mortgage lending turmoil provided a negative backdrop for spreads.

Q: HOW WAS THE FUND MANAGED?

A:	The Fund’s assets are loosely allocated among various investment options to conform to its model allocation at period end of 42% large-cap equity, 8% small-cap equity, 38% fixed income and 12% international equity. Our strategy carries an overweight for equities versus bonds. In fixed income, our strategy continues to favor tactical positioning over strategic allocations. In particular, we remain positive but cautious on the prepayment-sensitive mortgage, emerging markets debt and investment-grade corporate sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	1.3%
2.	AT&T, Inc.	1.0
3.	Cisco Systems, Inc.	1.0
4.	Merck & Co., Inc.	0.9
5.	Wells Fargo & Co.	0.8
6.	Bank of America Corp.	0.8
7.	Altria Group, Inc.	0.8
8.	General Electric Co.	0.8
9.	Hewlett-Packard Co.	0.7
10.	International Business Machines Corp.	0.7

PORTFOLIO COMPOSITION***

Financials	17.1%
Mortgage Pass Through Securities	12.8
Collateralized Mortgage Obligations	10.2
Information Technology	8.6
Industrials	7.6
Consumer Discretionary	6.7
U.S. Treasury Obligations	5.9
Energy	5.8
Health Care	5.6
Consumer Staples	4.8
Telecommunication Services	3.3
Utilities	3.0
Materials	2.8
Asset-Backed Securities	2.0
Commercial Mortgage Backed Securities	1.0
Other (less than 1.0%)	0.8
Short-Term Investments	2.0

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2007. The Fund’s composition is subject to change.

2   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	3/24/03
Without Sales Charge		15.86%	8.82%	6.13%
With Sales Charge*		9.78	7.65	5.56
CLASS B SHARES	3/24/03
Without CDSC		15.30	8.28	5.87
With CDSC**		10.30	7.99	5.87
CLASS C SHARES	3/24/03
Without CDSC		15.24	8.28	5.87
With CDSC***		14.24	8.28	5.87
SELECT CLASS SHARES	9/10/01	16.11	9.08	6.26
INSTITUTIONAL CLASS SHARES	9/10/93	16.39	9.35	6.56

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/97 TO 6/30/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 9/10/93 and prior to 9/7/01, operated in a master feeder structure. The returns for the Institutional Class Shares before 9/10/01 reflect the performance of the institutional feeder of the Diversified Portfolio. The returns for the Select Class Shares before they were launched on 9/10/01 reflect the performance of the retail feeder of the Diversified Portfolio. The historical expenses for each of these classes are substantially similar to those of the feeder in which they were invested prior to 9/10/01.

Returns for the Class A, Class B, and Class C Shares prior to their inception are calculated using the historical expenses of the Select Class Shares. During this period, the actual returns of Class A, Class B and Class C Shares would have been lower than shown because Class A, Class B and Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Diversified Fund, Fund Benchmark, S&P 500 Index, and Lipper Balanced Funds Index from June 30, 1997 to June 30, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the S&P 500 Index and the Fund Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Balanced Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Fund Benchmark is comprised of 60% of the S&P 500 Index and 40% of the Leh man Brothers Aggregate Bond Index. The S&P 500 Index is an unmanaged index generally representative of large companies in the U.S. stock market. The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of the bond market as a whole. The Lipper Balanced Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemptions of fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2007        JPMORGAN U.S. EQUITY FUNDS   3

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007
(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 109.2%
		Common Stocks — 64.2%
		Aerospace & Defense — 1.8%
14		Boeing Co. (m)	1,317
4		Ceradyne, Inc. (a) (m)	281
1		Curtiss-Wright Corp. (m)	28
2		Esterline Technologies Corp. (a) (c) (m)	111
16		General Dynamics Corp. (m)	1,277
6		Goodrich Corp. (m)	339
1		Heico Corp. (c) (m)	21
24		Honeywell International, Inc. (m)	1,334
15		Lockheed Martin Corp. (m)	1,385
4		Moog, Inc., Class A (a) (m)	172
3		Northrop Grumman Corp. (m)	241
1		Orbital Sciences Corp. (a) (m)	15
25		Raytheon Co. (m)	1,338
—	(h)	Triumph Group, Inc. (m)	15
—	(h)	United Industrial Corp. (c) (m)	18
31		United Technologies Corp. (m)	2,176
			10,068
		Air Freight & Logistics — 0.2%
1		Hub Group, Inc., Class A (a) (m)	49
24		TNT N.V. (Netherlands)	1,096
			1,145
		Airlines — 0.3%
1		Alaska Air Group, Inc. (a) (m)	17
10		AMR Corp. (a) (m)	273
11		Continental Airlines, Inc., Class B (a) (m)	358
4		Copa Holdings S.A., Class A (Panama) (m)	249
5		ExpressJet Holdings, Inc. (a) (c) (m)	32
5		Republic Airways Holdings, Inc. (a) (m)	96
3		Skywest, Inc. (m)	74
8		UAL Corp. (a) (m)	339
			1,438
		Auto Components — 1.0%
1		Aftermarket Technology Corp. (a) (m)	42
1		ArvinMeritor, Inc. (m)	31
8		Compagnie Generale des Etablissements Michelin, Class B (France)	1,051
4		Continental AG (Germany)	592
34		Johnson Controls, Inc. (m)	3,982
—	(h)	Sauer-Danfoss, Inc. (c) (m)	3
1		Standard Motor Products, Inc. (m)	15
3		Tenneco, Inc. (a) (m)	109
38		TI Automotive Ltd., Class A (United Kingdom) (a) (f) (i)	—	(h)
			5,825
		Automobiles — 0.4%
109		Nissan Motor Co., Ltd. (Japan)	1,171
6		Renault S.A. (France)	1,020
			2,191
		Beverages — 0.4%
11		Coca-Cola Co. (The) (m)	585
53		Kirin Brewery Co., Ltd. (Japan)	793
2		National Beverage Corp. (a) (c) (m)	18
10		PepsiCo, Inc. (m)	674
			2,070
		Biotechnology — 0.4%
2		Acadia Pharmaceuticals, Inc. (a) (c) (m)	21
1		Alexion Pharmaceuticals, Inc. (a) (c) (m)	36
2		Alkermes, Inc. (a) (c) (m)	28
22		Amgen, Inc. (a) (m)	1,222
2		Arena Pharmaceuticals, Inc. (a) (m)	19
1		BioMarin Pharmaceuticals, Inc. (a) (m)	23
1		Celgene Corp. (a) (m)	34
1		Cell Genesys, Inc. (a) (m)	4
1		Combinatorx, Inc. (a) (m)	4
2		Cubist Pharmaceuticals, Inc. (a) (m)	32
—	(h)	Genentech, Inc. (a) (m)	23
11		Gilead Sciences, Inc. (a) (m)	419
1		GTx, Inc. (a) (m)	15
2		Human Genome Sciences, Inc. (a) (c) (m)	15
2		Incyte Corp. (a) (m)	10
1		Keryx Biopharmaceuticals, Inc. (a) (c) (m)	13
2		LifeCell Corp. (a) (c) (m)	46
1		MannKind Corp. (a) (c) (m)	16
1		Martek Biosciences Corp. (a) (c) (m)	16
2		Medarex, Inc. (a) (c) (m)	30
2		Myriad Genetics, Inc. (a) (c) (m)	67
2		Onyx Pharmaceuticals, Inc. (a) (c) (m)	40
1		Progenics Pharmaceuticals, Inc. (a) (m)	15
2		Regeneron Pharmaceuticals, Inc. (a) (m)	34
1		Telik, Inc. (a) (c) (m)	3
1		Theravance, Inc. (a) (m)	19

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2007

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Biotechnology — Continued
1		United Therapeutics Corp. (a) (c) (m)	51
—	(h)	Vertex Pharmaceuticals, Inc. (a) (c) (m)	9
			2,264
		Building Products — 0.1%
1		Goodman Global, Inc. (a) (m)	22
4		INSTEEL Industries, Inc. (c) (m)	67
1		NCI Building Systems, Inc. (a) (c) (m)	49
84		Nippon Sheet Glass Co., Ltd. (Japan)	383
1		Universal Forest Products, Inc. (m)	48
			569
		Capital Markets — 3.2%
6		Bank of New York Co., Inc. (The)	257
9		Bear Stearns Cos., Inc. (The) (m)	1,203
—	(h)	Calamos Asset Management, Inc., Class A (m)	10
15		Credit Suisse Group (Switzerland)	1,048
92		Daiwa Securities Group, Inc. (Japan)	978
9		Deutsche Bank AG (Germany)	1,276
1		E*Trade Financial Corp. (a) (m)	29
11		Franklin Resources, Inc. (m)	1,517
8		Goldman Sachs Group, Inc. (The) (m)	1,810
3		Knight Capital Group, Inc., Class A (a) (m)	53
1		Kohlberg Capital Corp. (m)	15
20		Lehman Brothers Holdings, Inc. (m)	1,482
1		MCG Capital Corp. (c) (m)	14
20		Merrill Lynch & Co., Inc. (m)	1,681
49		Morgan Stanley (m) †	4,145
3		Morgan Stanley (a) (w)	202
—	(h)	optionsXpress Holdings, Inc. (m)	10
—	(h)	Piper Jaffray Cos. (a) (m)	11
31		State Street Corp. (m)	2,148
3		SWS Group, Inc. (m)	61
16		TD AMERITRADE Holding Corp. (a) (c) (m)	314
3		Technology Investment Capital Corp. (m)	48
1		TradeStation Group, Inc. (a) (c) (m)	10
2		Waddell & Reed Financial, Inc. (m)	44
			18,366
		Chemicals — 1.4%
1		Air Products & Chemicals, Inc. (m)	80
—	(h)	Balchem Corp. (m)	8
15		Bayer AG (Germany)	1,166
4		CF Industries Holdings, Inc. (m)	252
1		Dow Chemical Co. (The) (m)	46
3		H.B. Fuller Co. (m)	75
3		Hercules, Inc. (a) (m)	67
—	(h)	Kronos Worldwide, Inc. (m)	3
20		Lanxess AG (Germany)	1,113
124		Makhteshim-Agan Industries Ltd. (Israel)	900
5		Monsanto Co. (m)	311
27		Praxair, Inc. (m)	1,975
16		Rohm & Haas Co. (m)	897
1		Spartech Corp. (m)	37
9		Terra Industries, Inc. (a) (m)	234
3		W.R. Grace & Co. (a) (c) (m)	78
57		Zeon Corp. (Japan)	606
			7,848
		Commercial Banks — 4.4%
—	(h)	1st Source Corp. (m)	5
19		ABN Amro Holdings N.V. (Netherlands)	884
1		Ameris Bancorp (c) (m)	19
—	(h)	Associated Banc-Corp. (m)	4
—	(h)	BancFirst Corp. (c) (m)	9
1		Banco Latinoamericano de Exportaciones S.A. (Panama) (m)	17
29		Banco Popolare di Verona — S. Geminiano e S. Prospero SpA (Italy)	844
55		Banco Santander Central Hispano S.A. (Spain)	1,003
—	(h)	Bank of Granite Corp. (m)	8
96		Barclays plc (United Kingdom)	1,340
—	(h)	Capital Corp. of the West (m)	4
1		Center Financial Corp. (c) (m)	10
1		Central Pacific Financial Corp. (c) (m)	30
—	(h)	Citizens Banking Corp. (c) (m)	5
1		City Holding Co. (m)	38
1		Columbia Banking System, Inc. (c) (m)	29
1		Comerica, Inc. (m)	59
—	(h)	Community Bancorp (a) (m)	11
1		Community Bank System, Inc. (c) (m)	26
—	(h)	Community Trust Bancorp, Inc. (m)	14
4		First Bancorp (c) (m)	43
—	(h)	First Community Bancshares, Inc. (m)	9
1		First Regional Bancorp (a) (m)	15
1		First Republic Bank (m)	30
—	(h)	FNB Corp. (m)	7
1		Glacier Bancorp, Inc. (c) (m)	13
—	(h)	Great Southern Bancorp, Inc. (c) (m)	8
1		Greater Bay Bancorp (m)	25
—	(h)	Greene County Bancshares, Inc. (c) (m)	6
13		Hana Financial Group, Inc. (South Korea)	651

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN U.S. EQUITY FUNDS   5

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (continued)
 (Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Commercial Banks — Continued
5		Hanmi Financial Corp. (m)	82
—	(h)	Heritage Commerce Corp. (m)	7
—	(h)	Horizon Financial Corp. (m)	5
130		HSBC Holdings plc (United Kingdom)	2,389
2		IBERIABANK Corp. (c) (m)	80
2		Independent Bank Corp. (m)	33
1		International Bancshares Corp. (m)	23
—	(h)	Intervest Bancshares Corp. (m)	11
151		Intesa Sanpaolo S.p.A. (Italy)	1,126
1		Lakeland Financial Corp. (c) (m)	17
70		Marfin Popular Bank Public Co., Ltd., Class B (Cyprus)	827
—	(h)	Mercantile Bank Corp. (m)	5
—	(h)	Mitsubishi UFJ Financial Group, Inc. (Japan)	1,345
4		Nara Bancorp, Inc. (c) (m)	68
1		NBT Bancorp, Inc. (m)	11
73		Nishi-Nippon City Bank Ltd. (The) (Japan)	267
1		Pacific Capital Bancorp (c) (m)	19
1		Peoples Bancorp, Inc. (m)	14
18		PNC Financial Services Group, Inc. (m)	1,307
2		R&G Financial Corp., Class B (a) (m)	7
—	(h)	Renasant Corp. (m)	5
—	(h)	Republic Bancorp, Inc., Class A (c) (m)	5
111		Royal Bank of Scotland Group plc (United Kingdom)	1,402
—	(h)	Santander BanCorp (m)	1
—	(h)	Sierra Bancorp (c) (m)	3
—	(h)	Simmons First National Corp., Class A (m)	8
—	(h)	Smithtown Bancorp, Inc. (m)	3
1		Southwest Bancorp, Inc. (m)	31
6		Sterling Bancshares, Inc. (m)	64
1		Sterling Financial Corp. (m)	33
—	(h)	Sumitomo Mitsui Financial Group, Inc. (Japan)	1,342
8		SunTrust Banks, Inc. (m)	696
1		Taylor Capital Group, Inc. (m)	14
13		TCF Financial Corp. (c) (m)	373
—	(h)	TriCo Bancshares (m)	7
27		U.S. Bancorp (m)	900
7		W Holding Co., Inc. (c) (m)	19
42		Wachovia Corp. (m)	2,167
143		Wells Fargo & Co. (m)	5,036
1		West Coast Bancorp (m)	36
1		Westamerica Bancorp (c) (m)	62
2		Wilshire Bancorp, Inc. (c) (m)	21
			25,037
		Commercial Services & Supplies — 0.6%
71		Brambles Ltd. (Australia) (a)	735
1		COMSYS IT Partners, Inc. (a) (m)	16
1		Consolidated Graphics, Inc. (a) (m)	69
6		Deluxe Corp. (m)	252
1		Ennis, Inc. (m)	21
2		GEO Group, Inc. (The) (a) (m)	70
1		Heidrick & Struggles International, Inc. (a) (m)	46
2		Herman Miller, Inc. (m)	54
1		Hudson Highland Group, Inc. (a) (m)	28
1		ICF International, Inc. (a) (m)	14
8		IKON Office Solutions, Inc. (m)	120
5		Kforce, Inc. (a) (c) (m)	74
1		Knoll, Inc. (m)	20
2		Korn/Ferry International (a) (m)	39
2		Labor Ready, Inc. (a) (m)	55
4		Manpower, Inc. (m)	383
1		Navigant Consulting, Inc. (a) (m)	14
9		R.R. Donnelley & Sons Co. (m)	383
3		TeleTech Holdings, Inc. (a) (m)	97
1		United Stationers, Inc. (a) (m)	33
13		USG People N.V. (Netherlands)	612
1		Volt Information Sciences, Inc. (a) (c) (m)	15
9		Waste Management, Inc. (m)	355
			3,505
		Communications Equipment — 2.0%
5		3Com Corp. (a) (m)	20
61		Alcatel-Lucent (France)	852
6		Arris Group, Inc. (a) (m)	106
1		Avocent Corp. (a) (m)	29
—	(h)	Bel Fuse, Inc., Class B (c) (m)	10
1		Black Box Corp. (m)	29
1		C-COR, Inc. (a) (m)	14
237		Cisco Systems, Inc. (a) (m)	6,597
97		Corning, Inc. (a) (m)	2,483
1		Digi International, Inc. (a) (m)	7
1		Ditech Networks, Inc. (a) (m)	5
2		Extreme Networks, Inc. (a) (m)	9
3		Finisar Corp. (a) (c) (m)	12
1		Foundry Networks, Inc. (a) (m)	22
1		Harmonic, Inc. (a) (c) (m)	8
5		Inter-Tel, Inc. (m)	115
1		InterDigital Communications Corp. (a) (m)	35
8		Juniper Networks, Inc. (a) (m)	201
1		MasTec, Inc. (a) (m)	8

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2007

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Communications Equipment — Continued
1		Motorola, Inc. (m)	9
3		MRV Communications, Inc. (a) (c) (m)	8
1		NETGEAR, Inc. (a) (c) (m)	29
—	(h)	Packeteer, Inc. (a) (m)	2
2		Plantronics, Inc. (c) (m)	45
1		Polycom, Inc. (a) (m)	37
1		Powerwave Technologies, Inc. (a) (c) (m)	6
20		QUALCOMM, Inc. (m)	876
1		Sonus Networks, Inc. (a) (m)	7
1		Spirent Communications plc (United Kingdom) (a)	1
2		Symmetricom, Inc. (a) (c) (m)	19
1		Tekelec (a) (c) (m)	14
2		Tellabs, Inc. (a) (m)	26
1		UTStarcom, Inc. (a) (c) (m)	8
			11,649
		Computers & Peripherals — 2.1%
1		Adaptec, Inc. (a) (c) (m)	3
8		Apple, Inc. (a) (m)	1,001
41		Brocade Communications Systems, Inc. (a) (m)	320
16		Dell, Inc. (a) (m)	465
—	(h)	Electronics for Imaging, Inc. (a) (m)	10
12		EMC Corp. (a) (m)	214
5		Emulex Corp. (a) (m)	114
3		Gateway, Inc. (a) (c) (m)	4
102		Hewlett-Packard Co. (m)	4,555
1		Hypercom Corp. (a) (c) (m)	5
1		Imation Corp. (m)	37
43		International Business Machines Corp. (m)	4,514
1		Intevac, Inc. (a) (c) (m)	15
1		NCR Corp. (a) (m)	32
1		Novatel Wireless, Inc. (a) (m)	34
2		Palm, Inc. (a) (c) (m)	24
1		Quantum Corp. (a) (m)	4
3		SanDisk Corp. (a) (m)	137
44		Sun Microsystems, Inc. (a) (m)	233
—	(h)	Synaptics, Inc. (a) (c) (m)	14
			11,735
		Construction & Engineering — 0.2%
2		Perini Corp. (a) (m)	98
39		Skanska AB, Class B (Sweden)	836
			934
		Construction Materials — 0.0% (g)
1		Headwaters, Inc. (a) (c) (m)	14
2		U.S. Concrete, Inc. (a) (m)	17
			31
		Consumer Finance — 0.2%
2		Advance America Cash Advance Centers, Inc. (m)	30
1		Advanta Corp., Class B (m)	28
11		American Express Co. (m)	673
2		Capital One Financial Corp. (m)	173
5		Cash America International, Inc. (m)	214
1		CompuCredit Corp. (a) (c) (m)	28
3		Dollar Financial Corp. (a) (m)	97
2		EZCORP, Inc., Class A (a) (m)	23
1		First Cash Financial Services, Inc. (a) (m)	12
1		Nelnet, Inc., Class A (m)	22
1		World Acceptance Corp. (a) (m)	43
			1,343
		Containers & Packaging — 0.0% (g)
—	(h)	AEP Industries, Inc. (a) (m)	18
1		Greif, Inc., Class A (m)	36
4		Myers Industries, Inc. (m)	82
1		Rock-Tenn Co., Class A (m)	29
1		Silgan Holdings, Inc. (m)	61
			226
		Distributors — 0.1%
176		Li & Fung Ltd. (Hong Kong)	634
		Diversified Consumer Services — 0.1%
7		Sotheby’s (m)	343
1		Vertrue, Inc. (a) (m)	44
			387
		Diversified Financial Services — 1.9%
—	(h)	Asta Funding, Inc. (c) (m)	15
98		Bank of America Corp. (m)	4,811
6		CIT Group, Inc. (m)	328
77		Citigroup, Inc. (m)	3,929
37		ING Groep N.V. CVA (Netherlands)	1,607
—	(h)	IntercontinentalExchange, Inc. (a) (m)	30
—	(h)	Marlin Business Services Corp. (a) (c) (m)	9
1		Medallion Financial Corp. (c) (m)	8
			10,737

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN U.S. EQUITY FUNDS   7

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (continued)
 (Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Diversified Telecommunication Services — 2.2%
160		AT&T, Inc. (m)	6,622
7		CenturyTel, Inc. (m)	345
25		Cincinnati Bell, Inc. (a) (m)	142
1		CT Communications, Inc. (m)	40
7		Embarq Corp. (m)	420
1		Golden Telecom, Inc. (Russia) (c) (m)	33
12		Premiere Global Services, Inc. (a) (m)	159
82		Qwest Communications International, Inc. (a) (m)	798
83		Royal KPN N.V. (Netherlands)	1,377
—	(h)	Singapore Telecommunications Ltd. (Singapore)	1
87		TeliaSonera AB (Sweden)	640
1		Time Warner Telecom, Inc., Class A (a) (m)	26
47		Verizon Communications, Inc. (m)	1,937
			12,540
		Electric Utilities — 1.7%
3		American Electric Power Co., Inc. (m)	113
8		E.ON AG (Germany)	1,346
61		Edison International (m)	3,401
3		El Paso Electric Co. (a) (m)	81
33		FirstEnergy Corp. (m)	2,156
16		FPL Group, Inc. (m)	907
14		Northeast Utilities (m)	390
33		Scottish & Southern Energy plc (United Kingdom)	958
25		Sierra Pacific Resources (a) (m)	430
—	(h)	UIL Holdings Corp. (c) (m)	6
4		Westar Energy, Inc. (m)	95
			9,883
		Electrical Equipment — 0.5%
1		A.O. Smith Corp. (c) (m)	20
6		Acuity Brands, Inc. (m)	391
2		Evergreen Solar, Inc. (a) (c) (m)	16
6		General Cable Corp. (a) (m)	460
1		Power-One, Inc. (a) (m)	4
3		Regal-Beloit Corp. (c) (m)	130
1		Rockwell Automation, Inc. (m)	52
13		Schneider Electric S.A. (France)	1,786
			2,859
		Electronic Equipment & Instruments — 0.7%
1		Aeroflex, Inc. (a) (m)	18
1		Agilysys, Inc. (m)	32
2		Anixter International, Inc. (a) (m)	135
9		Avnet, Inc. (a) (m)	347
2		Benchmark Electronics, Inc. (a) (m)	34
1		Checkpoint Systems, Inc. (a) (m)	25
1		CTS Corp. (m)	13
—	(h)	Echelon Corp. (a) (c) (m)	2
33		Hon Hai Precision Industry Co., Ltd. GDR (Taiwan)	597
1		Insight Enterprises, Inc. (a) (m)	20
1		Itron, Inc. (a) (c) (m)	62
1		KEMET Corp. (a) (m)	7
31		LG.Philips LCD Co., Ltd. ADR (South Korea) (a)	710
1		Methode Electronics, Inc. (m)	13
1		Plexus Corp. (a) (m)	28
—	(h)	RadiSys Corp. (a) (c) (m)	4
—	(h)	Rofin-Sinar Technologies, Inc. (a) (m)	14
10		TDK Corp. (Japan)	919
1		Technitrol, Inc. (m)	32
3		TTM Technologies, Inc. (a) (m)	38
51		Yokogawa Electric Corp. (Japan)	682
			3,732
		Energy Equipment & Services — 0.8%
9		Baker Hughes, Inc. (m)	766
1		Basic Energy Services, Inc. (a) (m)	13
2		BJ Services Co. (m)	46
4		Cie Generale de Geophysique-Veritas (France) (a)	910
5		Grey Wolf, Inc. (a) (m)	44
3		Gulfmark Offshore, Inc. (a) (m)	128
17		Halliburton Co. (m)	570
1		Hanover Compressor Co. (a) (c) (m)	36
1		Hercules Offshore, Inc. (a) (c) (m)	16
2		Input/Output, Inc. (a) (c) (m)	30
—	(h)	Lufkin Industries, Inc. (m)	26
1		Matrix Service Co. (a) (c) (m)	12
3		National Oilwell Varco, Inc. (a) (m)	349
1		Newpark Resources, Inc. (a) (c) (m)	5
4		Parker Drilling Co. (a) (m)	41
1		Pride International, Inc. (a) (m)	49
1		RPC, Inc. (c) (m)	22
13		Schlumberger Ltd. (m)	1,121
1		T-3 Energy Services, Inc. (a)	20
5		Tidewater, Inc. (m)	361
3		Trico Marine Services, Inc. (a) (m)	119
1		Union Drilling, Inc. (a) (m)	23
			4,707

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2007

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Food & Staples Retailing — 1.6%
35		CVS/Caremark Corp. (m)	1,287
48		Kroger Co. (The) (m)	1,348
1		Nash Finch Co. (c) (m)	69
2		Pantry, Inc. (The) (a) (c) (m)	78
26		Safeway, Inc. (m)	897
2		Spartan Stores, Inc. (m)	49
51		SUPERVALU, Inc. (m)	2,339
20		SYSCO Corp. (m)	644
157		Tesco plc (United Kingdom)	1,315
1		Wal-Mart Stores, Inc. (m)	67
40		Woolworths Ltd. (Australia)	921
			9,014
		Food Products — 0.5%
15		General Mills, Inc. (m)	900
1		Kellogg Co. (m)	52
22		Kraft Foods, Inc. Class A (m)	767
94		Premier Foods plc (United Kingdom)	542
7		Wm. Wrigley, Jr., Co. (m)	398
			2,659
		Gas Utilities — 0.2%
7		Energen Corp. (m)	362
1		New Jersey Resources Corp. (m)	46
1		Nicor, Inc. (c) (m)	43
1		Northwest Natural Gas Co. (m)	37
1		South Jersey Industries, Inc. (m)	21
2		Southwest Gas Corp. (m)	51
174		Tokyo Gas Co., Ltd. (Japan)	825
1		WGL Holdings, Inc. (c) (m)	29
			1,414
		Health Care Equipment & Supplies — 0.4%
1		Baxter International, Inc. (m)	56
2		Conmed Corp. (a) (m)	67
1		Haemonetics Corp. (a) (m)	32
1		Hologic, Inc. (a) (c) (m)	55
2		Immucor, Inc. (a) (c) (m)	56
1		Integra LifeSciences Holdings Corp. (a) (c) (m)	30
1		Inverness Medical Innovations, Inc. (a) (c) (m)	36
—	(h)	Kyphon, Inc. (a) (c) (m)	22
1		Medical Action Industries, Inc. (a) (m)	16
17		Medtronic, Inc. (m)	892
1		Mentor Corp. (m)	24
1		Neurometrix, Inc. (a) (c) (m)	12
—	(h)	Palomar Medical Technologies, Inc. (a) (m)	10
1		PolyMedica Corp. (m)	29
3		STERIS Corp. (m)	92
—	(h)	SurModics, Inc. (a) (c) (m)	15
14		Terumo Corp. (Japan)	556
2		Thoratec Corp. (a) (c) (m)	40
1		Zimmer Holdings, Inc. (a) (m)	93
			2,133
		Health Care Providers & Services — 1.6%
41		Aetna, Inc. (m)	2,032
3		Alliance Imaging, Inc. (a) (m)	31
2		AMERIGROUP Corp. (a) (m)	38
4		AMN Healthcare Services, Inc. (a) (m)	88
1		Apria Healthcare Group, Inc. (a) (m)	29
2		Centene Corp. (a) (m)	43
8		Cigna Corp. (m)	430
1		Emergency Medical Services Corp. (a) (m)	23
3		Five Star Quality Care, Inc. (a) (c) (m)	22
—	(h)	Genesis HealthCare Corp. (a) (m)	27
5		Gentiva Health Services, Inc. (a) (m)	96
5		Humana, Inc. (a) (m)	327
2		inVentiv Health, Inc. (a) (c) (m)	66
1		Kindred Healthcare, Inc. (a) (m)	28
4		Laboratory Corp. of America Holdings (a) (m)	322
1		LCA-Vision, Inc. (c) (m)	28
—	(h)	LHC Group, Inc. (a) (c) (m)	5
—	(h)	Magellan Health Services, Inc. (a) (m)	19
8		McKesson Corp. (m)	494
9		Medco Health Solutions, Inc. (a) (m)	679
—	(h)	Molina Healthcare, Inc. (a) (m)	6
4		PSS World Medical, Inc. (a) (m)	75
1		Psychiatric Solutions, Inc. (a) (m)	40
1		Res-Care, Inc. (a) (m)	27
1		Sunrise Senior Living, Inc. (a) (m)	40
1		Symbion, Inc. (a) (m)	24
—	(h)	UnitedHealth Group, Inc. (m)	15
4		WellCare Health Plans, Inc. (a) (m)	340
46		WellPoint, Inc. (a) (m)	3,683
			9,077
		Health Care Technology — 0.0% (g)
—	(h)	Computer Programs & Systems, Inc. (c) (m)	7
3		Omnicell, Inc. (a) (m)	64
4		Trizetto Group (a) (m)	72
			143

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN U.S. EQUITY FUNDS   9

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (continued)
 (Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Hotels, Restaurants & Leisure — 1.0%
1		Bob Evans Farms, Inc. (m)	18
2		Carnival Corp. (m)	83
1		CBRL Group, Inc. (m)	47
4		Domino’s Pizza, Inc. (m)	80
1		Dover Downs Gaming & Entertainment, Inc. (c) (m)	11
105		First Choice Holidays plc (United Kingdom)	669
29		Intercontinental Hotels Group plc (United Kingdom)	709
18		International Game Technology (m)	707
1		Jack in the Box, Inc. (a) (m)	99
35		McDonald’s Corp. (m)	1,796
1		Monarch Casino & Resort, Inc. (a) (c) (m)	16
6		Royal Caribbean Cruises Ltd. (m)	249
3		Ruby Tuesday, Inc. (m)	66
8		Starwood Hotels & Resorts Worldwide, Inc. (m)	563
1		Triarc Cos., Inc., Class B (m)	14
2		Wyndham Worldwide Corp. (a) (m)	62
22		Yum! Brands, Inc. (m)	720
			5,909
		Household Durables — 0.2%
—	(h)	Centex Corp. (m)	12
3		Champion Enterprises, Inc. (a) (c) (m)	27
—	(h)	CSS Industries, Inc. (m)	1
—	(h)	D.R. Horton, Inc. (c) (m)	8
—	(h)	Ethan Allen Interiors, Inc. (c) (m)	10
2		Helen of Troy Ltd. (Bermuda) (a) (m)	43
8		Jarden Corp. (a) (m)	344
1		Kimball International, Inc., Class B (m)	13
—	(h)	Lennar Corp., Class A (c) (m)	11
17		Tempur-Pedic International, Inc. (c) (m)	445
8		Toll Brothers, Inc. (a) (c) (m)	200
7		Tupperware Brands Corp. (m)	204
			1,318
		Household Products — 1.2%
22		Colgate-Palmolive Co. (m)	1,440
4		Energizer Holdings, Inc. (a) (m)	384
20		Kimberly-Clark Corp. (m)	1,321
57		Procter & Gamble Co. (m)	3,515
			6,660
		Independent Power Producers & Energy Traders — 0.2%
90		International Power plc (United Kingdom)	776
8		Mirant Corp. (a) (m)	331
			1,107
		Industrial Conglomerates — 1.3%
1		3M Co. (m)	69
124		General Electric Co. (m)	4,734
61		Orkla ASA (Norway)	1,147
6		Rheinmetall AG. (Germany)	576
2		Textron, Inc. (m)	209
16		Tyco International Ltd. (a) (m)	531
1		Walter Industries, Inc. (m)	35
			7,301
		Insurance — 2.6%
14		ACE Ltd. (Bermuda) (m)	851
13		Aflac, Inc. (m)	678
6		Allianz SE (Germany)	1,489
18		Allstate Corp. (The) (m)	1,129
12		AMBAC Financial Group, Inc. (m)	1,061
9		American Financial Group, Inc. (m)	318
1		American International Group, Inc. (m)	102
—	(h)	American Physicians Capital, Inc. (a) (m)	18
1		Argonaut Group, Inc. (m)	27
2		Aspen Insurance Holdings Ltd. (Bermuda) (m)	45
1		Assurant, Inc. (c) (m)	41
—	(h)	Axis Capital Holdings Ltd. (Bermuda) (m)	16
—	(h)	Berkshire Hathaway, Inc., Class B (a) (m)	634
23		Chubb Corp. (The) (m)	1,224
1		Commerce Group, Inc. (m)	38
3		Delphi Financial Group, Inc. (m)	134
9		Genworth Financial, Inc. (m)	294
12		Hartford Financial Services Group, Inc. (m)	1,182
1		LandAmerica Financial Group, Inc. (m)	58
14		Loews Corp. (m)	711
1		Max Reinsurance Capital Ltd. (Bermuda) (m)	28
2		MBIA, Inc. (c) (m)	149
1		Meadowbrook Insurance Group, Inc. (a) (m)	15
10		MetLife, Inc. (m)	671
6		Muenchener Rueckversicherungs AG (Germany)	1,125
—	(h)	National Financial Partners Corp. (m)	19
1		Odyssey Re Holdings Corp. (m)	26
1		Platinum Underwriters Holdings Ltd. (Bermuda) (m)	42
6		PMA Capital Corp., Class A (a) (m)	59
7		Protective Life Corp. (m)	335
12		RenaissanceRe Holdings Ltd. (Bermuda) (m)	735
1		Safety Insurance Group, Inc. (m)	54
2		Selective Insurance Group (m)	40

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2007

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Insurance — Continued
27		Travelers Cos., Inc. (The) (m)	1,420
3		Zenith National Insurance Corp. (m)	125
			14,893
		Internet & Catalog Retail — 0.0% (g)
2		FTD Group, Inc. (m)	44
3		priceline.com, Inc. (a) (c) (m)	206
			250
		Internet Software & Services — 0.8%
1		Ariba, Inc. (a) (c) (m)	14
1		Art Technology Group, Inc. (a) (m)	2
11		CMGI, Inc. (a) (m)	21
5		CNET Networks, Inc. (a) (c) (m)	38
1		Digital River, Inc. (a) (m)	27
14		eBay, Inc. (a) (m)	436
4		Google, Inc., Class A (a) (m)	2,282
—	(h)	Imergent, Inc. (c) (m)	10
1		Interwoven, Inc. (a) (m)	15
1		iPass, Inc. (a) (c) (m)	3
1		j2 Global Communications, Inc. (a) (c) (m)	42
1		RealNetworks, Inc. (a) (m)	9
6		United Online, Inc. (m)	94
1		ValueClick, Inc. (a) (m)	41
48		Yahoo!, Inc. (a) (c) (m)	1,308
			4,342
		IT Services — 0.4%
27		Accenture Ltd., Class A (Bermuda) (m)	1,152
1		Affiliated Computer Services, Inc., Class A (a) (m)	40
2		Authorize.Net Holdings, Inc. (a) (m)	36
—	(h)	Automatic Data Processing, Inc. (m)	10
1		CACI International, Inc., Class A (a) (m)	44
4		CIBER, Inc. (a) (m)	32
1		Computer Sciences Corp. (a) (m)	41
9		Convergys Corp. (a) (m)	222
1		Covansys Corp. (a) (m)	17
1		CSG Systems International, Inc. (a) (m)	21
12		Electronic Data Systems Corp. (m)	336
1		Gartner, Inc. (a) (m)	20
1		infoUSA, Inc. (m)	8
—	(h)	Lionbridge Technologies, Inc. (a) (c) (m)	2
1		Mantech International Corp., Class A (a) (m)	31
1		Paychex, Inc. (m)	27
2		Perot Systems Corp., Class A (a) (m)	37
1		SYKES Enterprises, Inc. (a) (m)	27
			2,103
		Leisure Equipment & Products — 0.2%
11		Hasbro, Inc. (m)	343
6		JAKKS Pacific, Inc. (a) (m)	166
4		K2, Inc. (a) (m)	62
14		Mattel, Inc. (m)	351
1		RC2 Corp. (a) (m)	52
1		Steinway Musical Instruments, Inc. (m)	21
			995
		Life Sciences Tools & Services — 0.0% (g)
—	(h)	Advanced Magnetics, Inc. (a) (c) (m)	17
—	(h)	Bio-Rad Laboratories, Inc., Class A (a) (m)	15
7		Exelixis, Inc. (a) (m)	79
1		Illumina, Inc. (a) (c) (m)	53
—	(h)	Kendle International, Inc. (a) (c) (m)	15
1		Medivation, Inc. (a) (c) (m)	12
4		Nektar Therapeutics (a) (c) (m)	38
			229
		Machinery — 1.9%
1		Accuride Corp. (a) (m)	17
79		Amada Co., Ltd. (Japan)	988
1		Astec Industries, Inc. (a) (m)	39
2		Barnes Group, Inc. (c) (m)	76
1		Cascade Corp. (m)	47
32		Caterpillar, Inc. (m)	2,510
1		CIRCOR International, Inc. (m)	24
5		Cummins, Inc. (m)	468
18		Danaher Corp. (m)	1,329
5		Deere & Co. (m)	616
13		Dover Corp. (m)	665
1		Eaton Corp. (m)	130
2		EnPro Industries, Inc. (a) (m)	103
—	(h)	Freightcar America, Inc. (c) (m)	14
—	(h)	Illinois Tool Works, Inc. (m)	22
2		Ingersoll-Rand Co. Ltd., Class A (Bermuda) (m)	126
91		Kubota Corp. (Japan)	736
6		Manitowoc Co., Inc. (The) (m)	444
—	(h)	Middleby Corp. (a) (c) (m)	24
1		Miller Industries, Inc. (a) (c) (m)	15
—	(h)	NACCO Industries, Inc., Class A (m)	62
15		PACCAR, Inc. (m)	1,319

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN U.S. EQUITY FUNDS   11

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (continued)
 (Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Machinery — Continued
4		Parker Hannifin Corp. (m)	384
5		Terex Corp. (a) (m)	383
—	(h)	Valmont Industries, Inc. (c) (m)	29
1		Watts Water Technologies, Inc., Class A (c) (m)	19
4		Wabtec Corp. (m)	142
			10,731
		Marine — 0.1%
2		Excel Maritime Carriers Ltd. (Greece) (m)	50
1		Genco Shipping & Trading Ltd. (c) (m)	45
—	(h)	Horizon Lines Inc., Class A (m)	3
55		Kawasaki Kisen Kaisha Ltd. (Japan)	671
			769
		Media — 1.6%
1		Belo Corp., Class A (m)	16
1		Catalina Marketing Corp. (m)	19
1		CBS Corp., Class B (m)	33
8		Charter Communications, Inc., Class A (a) (c) (m)	33
—	(h)	Citadel Broadcasting Corp. (m)	3
33		Comcast Corp., Class A (a) (m)	917
1		DIRECTV Group, Inc. (The) (a) (m)	25
—	(h)	E.W. Scripps Co., Class A (c) (m)	18
1		EchoStar Communications Corp., Class A (a) (m)	22
1		Entercom Communications Corp., Class A (m)	17
2		Entravision Communications Corp., Class A (a) (m)	19
1		Gray Television, Inc. (m)	11
2		Harris Interactive, Inc. (a) (m)	9
1		Lee Enterprises, Inc. (m)	27
3		Liberty Media Holding Corp. — Capital, Class A (a) (m)	353
1		Lin TV Corp., Class A (a) (m)	24
5		Lodgenet Entertainment Corp. (a) (m)	144
12		Marvel Entertainment, Inc. (a) (c) (m)	316
20		McGraw-Hill Cos., Inc. (The) (m)	1,329
88		News Corp., Class A (m)	1,871
8		Omnicom Group, Inc. (m)	443
1		Scholastic Corp. (a) (m)	32
6		Sinclair Broadcast Group, Inc., Class A (m)	80
1		Valassis Communications, Inc. (a) (m)	10
26		Vivendi S.A. (France)	1,126
72		Walt Disney Co. (The) (m)	2,450
			9,347
		Metals & Mining — 1.5%
13		Alcoa, Inc.	527
49		BHP Billiton Ltd. (Australia)	1,452
1		Century Aluminum Co. (a) (m)	33
15		Freeport-McMoRan Copper & Gold, Inc., Class B (m)	1,234
2		Metal Management, Inc. (m)	66
9		Mittal Steel Co. N.V. (Netherlands)	533
19		Nucor Corp. (m)	1,128
1		Oil States International, Inc. (a) (c) (m)	37
2		Olympic Steel, Inc. (c) (m)	54
2		Quanex Corp. (m)	119
3		Ryerson, Inc. (c) (m)	124
—	(h)	Schnitzer Steel Industries, Inc. (m)	5
15		Southern Copper Corp. (m)	1,405
8		Steel Dynamics, Inc. (m)	323
5		United States Steel Corp. (m)	529
34		Vedanta Resources plc (United Kingdom)	1,101
			8,670
		Multi-Utilities — 0.4%
1		Avista Corp. (m)	24
—	(h)	Black Hills Corp. (m)	16
18		CenterPoint Energy, Inc. (m)	321
44		CMS Energy Corp. (m)	757
7		Dominion Resources, Inc. (m)	587
1		PG&E Corp. (m)	54
3		PNM Resources, Inc. (m)	89
1		SCANA Corp. (m)	27
5		Sempra Energy (m)	320
5		Xcel Energy, Inc. (c) (m)	94
			2,289
		Multiline Retail — 0.7%
8		Big Lots, Inc. (a) (m)	240
1		Bon-Ton Stores, Inc. (The) (m)	28
1		Family Dollar Stores, Inc. (m)	31
17		J.C. Penney Co., Inc. (m)	1,201
14		Kohl’s Corp. (a) (m)	999
25		Macy’s, Inc. (m)	1,004
61		Parkson Retail Group Ltd (China)	388
4		Target Corp. (m)	223
			4,114
		Office Electronics — 0.2%
48		Xerox Corp. (a) (m)	884

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2007

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Oil, Gas & Consumable Fuels — 5.2%
1		Alon USA Energy, Inc. (c) (m)	53
—	(h)	ATP Oil & Gas Corp. (a) (c) (m)	15
87		BG Group plc (United Kingdom)	1,420
44		Chevron Corp. (m)	3,739
19		ConocoPhillips (m)	1,492
10		Devon Energy Corp. (m)	799
17		EOG Resources, Inc. (m)	1,213
96		Exxon Mobil Corp. (m)	8,085
12		Hess Corp. (m)	702
6		Holly Corp. (m)	444
24		Marathon Oil Corp. (m)	1,440
44		Occidental Petroleum Corp. (m)	2,535
15		OMV AG (Austria)	974
5		Overseas Shipholding Group, Inc. (m)	409
1		Penn Virginia Corp. (m)	24
1		PetroHawk Energy Corp. (a) (m)	21
83		PTT pcl (Thailand)	646
2		Sunoco, Inc. (m)	167
1		Swift Energy Co. (a) (c) (m)	30
7		Tesoro Corp. (m)	383
29		Total S.A. (France)	2,346
1		USEC, Inc. (a)	31
2		VAALCO Energy, Inc. (a) (m)	10
20		Valero Energy Corp. (m)	1,482
7		Western Refining, Inc. (m)	393
—	(h)	World Fuel Services Corp. (m)	13
16		XTO Energy, Inc. (m)	971
			29,837
		Paper & Forest Products — 0.1%
64		Domtar Corp. (Canada) (a) (c) (m)	714
		Personal Products — 0.2%
2		American Oriental Bioengineering, Inc. (China) (a) (c) (m)	20
1		Avon Products, Inc. (m)	22
1		Elizabeth Arden, Inc. (a) (m)	22
7		NBTY, Inc. (a) (m)	304
32		Shiseido Co., Ltd. (Japan) (m)	683
			1,051
		Pharmaceuticals — 3.8%
41		Abbott Laboratories (m)	2,182
1		Adams Respiratory Therapeutics, Inc. (a) (c) (m)	39
1		Alpharma, Inc., Class A (m)	18
1		Auxilium Pharmaceuticals, Inc. (a) (m)	21
1		Bentley Pharmaceuticals, Inc. (a) (c)	6
1		Bradley Pharmaceuticals, Inc. (a) (c) (m)	30
1		Bristol-Myers Squibb Co. (m)	22
2		Cardiome Pharma Corp. (Canada) (a) (c) (m)	15
2		Cypress Bioscience, Inc. (a) (m)	26
2		DURECT Corp. (a) (c) (m)	7
—	(h)	Eli Lilly & Co. (m)	6
16		Forest Laboratories, Inc. (a) (m)	720
15		Johnson & Johnson (m)	942
19		King Pharmaceuticals, Inc. (a) (m)	385
114		Merck & Co., Inc. (m)	5,655
6		Merck KGaA (Germany)	841
15		Mylan Laboratories, Inc. (m)	268
1		Par Pharmaceutical Cos., Inc. (a) (m)	17
105		Pfizer, Inc. (m)	2,688
1		Salix Pharmaceuticals Ltd. (a) (c) (m)	7
16		Sanofi-Aventis (France)	1,314
129		Schering-Plough Corp. (m)	3,934
5		Sepracor, Inc. (a) (c) (m)	211
2		Valeant Pharmaceuticals International (m)	30
4		ViroPharma, Inc. (a) (m)	61
34		Wyeth (m)	1,958
			21,403
		Real Estate Investment Trusts (REITs) — 0.9%
1		American Home Mortgage Investment Corp. (c) (m)	13
25		Annaly Capital Management, Inc. (m)	366
3		Anthracite Capital, Inc. (c) (m)	29
6		Apartment Investment & Management Co. (m)	282
2		Ashford Hospitality Trust, Inc. (m)	20
—	(h)	BioMed Realty Trust, Inc. (m)	10
1		Boston Properties, Inc. (c) (m)	71
252		CapitaMall Trust (Singapore)	696
—	(h)	CBL & Associates Properties, Inc. (m)	11
1		Cousins Properties, Inc. (m)	32
6		Digital Realty Trust, Inc. (m)	234
3		Equity Inns, Inc. (m)	58
9		FelCor Lodging Trust, Inc. (m)	242
2		First Potomac Realty Trust (m)	37
1		Glimcher Realty Trust (c) (m)	23
4		GMH Communities Trust (m)	40
2		Gramercy Capital Corp. (c) (m)	61
1		Highland Hospitality Corp. (m)	23
1		Home Properties, Inc. (m)	31

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN U.S. EQUITY FUNDS   13

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (continued)
 (Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Real Estate Investment Trusts (REITs) — Continued
10		Hospitality Properties Trust (m)	410
2		Host Hotels & Resorts, Inc. (c) (m)	35
5		Innkeepers USA Trust (m)	90
7		iStar Financial, Inc. (m)	318
—	(h)	Japan Retail Fund Investment Corp. (Japan)	451
—	(h)	LaSalle Hotel Properties (m)	17
3		Lexington Realty Trust (m)	53
5		Nationwide Health Properties, Inc. (m)	131
2		Pennsylvania Real Estate Investment Trust (c) (m)	98
1		Post Properties, Inc. (m)	31
6		ProLogis (m)	316
—	(h)	PS Business Parks, Inc., Class A (m)	19
2		Public Storage, Inc. (m)	184
1		RAIT Financial Trust (c) (m)	26
—	(h)	Saul Centers, Inc. (c) (m)	18
4		Sunstone Hotel Investors, Inc. (m)	114
13		Thornburg Mortgage, Inc. (m)	329
1		UDR, Inc. (c) (m)	26
			4,945
		Real Estate Management & Development — 0.1%
9		CB Richard Ellis Group, Inc., Class A (a) (m)	328
4		Jones Lang LaSalle, Inc. (m)	418
			746
		Road & Rail — 0.8%
—	(h)	Arkansas Best Corp. (c) (m)	12
2		Burlington Northern Santa Fe Corp. (m)	170
57		Norfolk Southern Corp. (m)	3,007
—	(h)	Old Dominion Freight Line (a) (m)	6
2		Saia, Inc. (a) (m)	63
6		Union Pacific Corp. (m)	720
—	(h)	West Japan Railway Co. (Japan)	708
			4,686
		Semiconductors & Semiconductor Equipment — 1.7%
—	(h)	Actel Corp. (a) (m)	1
1		Advanced Energy Industries, Inc. (a) (m)	32
38		Altera Corp. (m)	832
3		AMIS Holdings, Inc. (a) (m)	41
37		Amkor Technology, Inc. (a) (c) (m)	575
12		Analog Devices, Inc. (m)	433
59		Applied Materials, Inc. (m)	1,178
3		Applied Micro Circuits Corp. (a) (m)	8
28		ASML Holding N.V. (Netherlands) (a)	778
2		Asyst Technologies, Inc. (a) (m)	17
1		Axcelis Technologies, Inc. (a) (m)	4
8		Broadcom Corp., Class A (a) (m)	234
2		Brooks Automation, Inc. (a) (m)	29
3		Cirrus Logic, Inc. (a) (m)	28
3		Conexant Systems, Inc. (a) (m)	5
1		Credence Systems Corp. (a) (m)	4
1		Diodes, Inc. (a) (c) (m)	25
13		Elpida Memory, Inc. (Japan) (a)	549
2		Entegris, Inc. (a) (m)	22
4		Intel Corp. (m)	83
1		IXYS Corp. (a) (c) (m)	7
—	(h)	KLA-Tencor Corp. (m)	11
2		Kulicke & Soffa Industries, Inc. (a) (m)	16
7		Lam Research Corp. (a) (m)	367
1		Lattice Semiconductor Corp. (a) (m)	5
3		LSI Corp. (a) (m)	20
—	(h)	LTX Corp. (a) (m)	1
2		Mattson Technology, Inc. (a) (c) (m)	21
6		MEMC Electronic Materials, Inc. (a) (m)	347
2		Micrel, Inc. (m)	29
1		Microsemi Corp. (a) (c) (m)	16
3		MIPS Technologies, Inc. (a) (c) (m)	22
1		MKS Instruments, Inc. (a) (m)	25
1		OmniVision Technologies, Inc. (a) (c) (m)	9
43		ON Semiconductor Corp. (a) (m)	456
—	(h)	Photronics, Inc. (a) (m)	4
3		PMC-Sierra, Inc. (a) (c) (m)	22
2		RF Micro Devices, Inc. (a) (m)	11
—	(h)	Semitool, Inc. (a) (c) (m)	3
1		Semtech Corp. (a) (m)	17
2		Silicon Image, Inc. (a) (m)	20
2		Silicon Storage Technology, Inc. (a) (m)	7
4		Skyworks Solutions, Inc. (a) (m)	31
—	(h)	Standard Microsystems Corp. (a) (m)	14
—	(h)	Supertex, Inc. (a) (m)	9
168		Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Taiwan) (m)	1,873
2		Techwell, Inc. (a) (m)	28
2		Texas Instruments, Inc. (m)	68
8		Varian Semiconductor Equipment Associates, Inc. (a) (m)	315

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2007

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Semiconductors & Semiconductor Equipment — Continued
32		Xilinx, Inc. (m)	854
4		Zoran Corp. (a) (m)	84
			9,590
		Software — 1.8%
4		Actuate Corp. (a) (m)	24
—	(h)	Ansoft Corp. (a) (m)	6
1		ANSYS, Inc. (a) (m)	21
5		Aspen Technology, Inc. (a) (m)	63
11		BMC Software, Inc. (a) (m)	340
17		Cadence Design Systems, Inc. (a) (m)	370
34		Compuware Corp. (a) (m)	404
1		Epicor Software Corp. (a) (m)	13
—	(h)	EPIQ Systems, Inc. (a) (m)	5
1		eSpeed, Inc., Class A (a) (m)	9
1		i2 Technologies, Inc. (a) (c) (m)	21
2		Informatica Corp. (a) (c) (m)	24
—	(h)	InterVoice, Inc. (a) (m)	3
1		JDA Software Group, Inc. (a) (m)	10
—	(h)	Macrovision Corp. (a) (m)	9
1		Magma Design Automation, Inc. (a) (m)	13
—	(h)	Manhattan Associates, Inc. (a) (m)	8
12		McAfee, Inc. (a) (m)	405
1		Mentor Graphics Corp. (a) (m)	17
132		Microsoft Corp. (m)	3,877
1		MicroStrategy, Inc. (a) (m)	47
2		Nuance Communications, Inc. (a) (c) (m)	25
118		Oracle Corp. (a) (m)	2,316
3		Parametric Technology Corp. (a) (m)	67
—	(h)	Pegasystems, Inc. (c) (m)	3
2		Progress Software Corp. (a) (m)	68
22		SAP AG (Germany) (m)	1,108
1		Secure Computing Corp. (a) (c) (m)	7
1		Smith Micro Software, Inc. (a) (c) (m)	17
—	(h)	SPSS, Inc. (a) (m)	4
2		Sybase, Inc. (a) (m)	57
28		Symantec Corp. (a) (m)	559
12		Synopsys, Inc. (a) (m)	327
1		TIBCO Software, Inc. (a) (m)	9
1		Wind River Systems, Inc. (a) (m)	7
			10,263
		Specialty Retail — 1.0%
1		Abercrombie & Fitch Co. (m)	73
5		Advance Auto Parts, Inc. (m)	201
—	(h)	Aeropostale, Inc. (a) (m)	17
13		American Eagle Outfitters, Inc. (m)	340
4		Asbury Automotive Group, Inc. (m)	92
3		AutoZone, Inc. (a) (m)	355
1		Best Buy Co., Inc. (m)	33
3		Brown Shoe Co., Inc. (m)	83
11		CarMax, Inc. (a) (c) (m)	278
4		CSK Auto Corp. (a) (c) (m)	79
1		Dick’s Sporting Goods, Inc. (a) (c) (m)	29
2		Dress Barn, Inc. (a) (m)	47
3		Gymboree Corp. (a) (m)	126
1		Home Depot, Inc. (m)	24
—	(h)	Lowe’s Cos., Inc. (m)	3
4		Men’s Wearhouse, Inc. (The) (m)	189
2		Payless Shoesource, Inc. (a) (m)	60
10		RadioShack Corp. (m)	345
5		Rent-A-Center, Inc. (a) (m)	131
5		Sherwin-Williams Co. (The) (m)	345
—	(h)	Shoe Carnival, Inc. (a) (m)	11
81		Staples, Inc. (m)	1,921
—	(h)	TJX Cos., Inc. (m)	11
6		Yamada Denki Co., Ltd. (Japan)	590
			5,383
		Textiles, Apparel & Luxury Goods — 0.3%
2		Coach, Inc. (a) (m)	114
1		Columbia Sportswear Co. (m)	34
1		Deckers Outdoor Corp. (a) (m)	61
10		Folli Follie S.A. (Greece)	419
2		Kellwood Co. (m)	56
5		Maidenform Brands, Inc. (a) (m)	101
1		Movado Group, Inc. (m)	37
3		Nike, Inc., Class B (m)	181
—	(h)	Oxford Industries, Inc. (m)	9
3		Perry Ellis International, Inc. (a) (m)	97
6		Phillips-Van Heusen Corp. (m)	387
2		Skechers U.S.A., Inc., Class A (a) (m)	47
1		Steven Madden Ltd. (m)	33
1		UniFirst Corp. (m)	35
			1,611
		Thrifts & Mortgage Finance — 0.4%
—	(h)	Accredited Home Lenders Holding Co. (a) (c) (m)	3
1		BankUnited Financial Corp., Class A (c) (m)	18
1		City Bank (c) (m)	33
6		Corus Bankshares, Inc. (c) (m)	95

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN U.S. EQUITY FUNDS   15

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (continued)
(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Thrifts & Mortgage Finance — Continued
2		Countrywide Financial Corp. (m)	78
—	(h)	Downey Financial Corp. (c) (m)	26
—	(h)	Federal Agricultural Mortgage Corp., Class C (c) (m)	14
27		Fannie Mae (m)	1,780
3		First Niagara Financial Group, Inc. (m)	40
—	(h)	First Place Financial Corp. (c) (m)	6
—	(h)	FirstFed Financial Corp. (a) (c) (m)	23
1		Franklin Bank Corp. (a) (c) (m)	18
—	(h)	Freddie Mac (m)	6
—	(h)	ITLA Capital Corp. (m)	16
2		MGIC Investment Corp. (c) (m)	97
3		Ocwen Financial Corp. (a) (c) (m)	43
1		United Community Financial Corp. (m)	14
—	(h)	Washington Mutual, Inc. (m)	13
1		WSFS Financial Corp. (m)	39
			2,362
		Tobacco — 1.4%
15		Alliance One International, Inc. (a)	148
68		Altria Group, Inc. (m)	4,800
—	(h)	Japan Tobacco, Inc. (Japan)	1,050
5		Loews Corp. — Carolina Group (m)	393
19		Reynolds American, Inc. (m)	1,215
1		Universal Corp. (m)	30
7		UST, Inc. (m)	357
			7,993
		Trading Companies & Distributors — 0.4%
9		Applied Industrial Technologies, Inc. (m)	275
2		BlueLinx Holdings, Inc. (c) (m)	17
116		Hagemeyer N.V. (Netherlands)	599
1		Kaman Corp. (m)	31
47		Wolseley plc (United Kingdom)	1,138
1		WW Grainger, Inc. (m)	74
			2,134
		Transportation Infrastructure — 0.1%
258		Macquarie Infrastructure Group (Australia)	786
		Wireless Telecommunication Services — 0.7%
1		Centennial Communications Corp. (a) (m)	13
478		China Unicom Ltd. (Hong Kong)	824
9		Dobson Communications Corp. (a) (m)	101
1		Rural Cellular Corp., Class A (a) (m)	61
18		Sprint Nextel Corp. (m)	370
1		Syniverse Holdings, Inc. (a) (c) (m)	10
802		Vodafone Group plc (United Kingdom)	2,689
			4,068
		Total Common Stocks (Cost $275,397)	365,646

PRINCIPAL AMOUNT($)
	Asset-Backed Securities — 2.2%
	American Express Credit Account Master Trust,
450	Series 2004-3, Class A, 4.35%, 12/15/11	443
330	Series 2004-C, Class C, FRN, 5.82%, 02/15/12 (e) (m)	331
705	AmeriCredit Automobile Receivables Trust, Series 2004-BM, Class A4, 2.67%, 03/07/11 (m)	696
181	Asset Backed Funding Certificates, Series 2005-WF1, Class A2B, FRN, 5.50%, 01/25/35 (m)	181
450	Bank of America Credit Card Trust, Series 2006-C4, Class C4, FRN, 5.55%, 11/15/11 (m)	450
	Capital One Multi-Asset Execution Trust,
1,500	Series 2003-A, FRN, 6.57%, 12/15/10 (i)	1,511
1,145	Series 2003-A4, Class A4, 3.65%, 07/15/11 (m)	1,123
200	Series 2005-A2, Class A2, 4.05%, 02/15/11	198
175	Capital One Prime Auto Receivables Trust, Series 2006-2, Class A3, 4.98%, 09/15/10	174
127	Carmax Auto Owner Trust, Series 2005-1, Class A3, 4.13%, 05/15/09	127
	CNH Equipment Trust,
104	Series 2003-B, Class A4B, 3.38%, 02/15/11	103
254	Series 2005-B, Class A3, 4.27%, 01/15/10 (m)	252
325	Countrywide Asset-Backed Certificates, Series 2003-5, Class MF1, 5.41%, 01/25/34 (m)	321
208	Countrywide Home Equity Loan Trust, Series 2004-I, Class A, FRN, 5.61%, 02/15/34 (m)	209
419	Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB2, Class A2A, SUB, 5.89%, 02/25/37 (m)	418
77	CS First Boston Mortgage Securities Corp., Series 2002-HE4, Class AF, 5.51%, 08/25/32	76
175	First Franklin Mortgage Loan Asset Backed Certificates, Series 2005-FF2, Class M3, FRN, 5.80%, 03/25/35 (m)	175
212	Ford Credit Auto Owner Trust, Series 2004-A, Class A4, 3.54%, 11/15/08	211

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Asset Backed Securities — Continued
217	GE Equipment Small Ticket LLC, Series 2005-1A, Class A3, 4.38%, 07/22/09 (e) (m)	216
22	GSAMP Trust, Series 2004-OPT, Class A1, FRN, 5.66%, 11/25/34 (m)	22
	Household Automotive Trust,
300	Series 2005-1 Class A4, 4.35%, 06/18/12	296
1,325	Series 2006-3, Class A3, 5.28%, 09/17/11 (m)	1,324
	MASTR Asset Backed Securities Trust,
76	Series 2005-OPT1, Class A4, FRN, 5.50%, 03/25/35 (m)	76
250	Series 2005-OPT1, Class M1, FRN, 5.72%, 03/25/35 (m)	250
200	MBNA Master Credit Card Trust, Series 2000-L, Class A, 6.50%, 04/15/10	201
	New Century Home Equity Loan Trust,
250	Series 2005-1, Class M1, FRN, 5.77%, 03/25/35 (m)	250
77	Series 2005-2, Class A2B, FRN, 5.50%, 06/25/35 (m)	77
118	Onyx Acceptance Grantor Trust, Series 2003-D, Class A4, 3.20%, 03/15/10 (m)	117
	Option One Mortgage Loan Trust,
83	Series 2003-1, Class A2, FRN, 5.74%, 02/25/33 (m)	83
736	Series 2007-6, Class 2A1, FRN, 5.38%, 07/25/37 (m)	735
	Residential Asset Securities Corp.,
31	Series 2002-KS4, Class AIIB, FRN, 5.82%, 07/25/32 (m)	31
57	Series 2003-KS5, Class AIIB, FRN, 5.90%, 07/25/33 (m)	57
50	Series 2003-KS9, Class A2B, FRN, 5.96%, 11/25/33 (m)	50
500	Specialty Underwriting & Residential Finance, Series 2006-BC3, Class M2, FRN, 5.61%, 06/25/37 (m)	499
266	Triad Auto Receivables Owner Trust, Series 2003-B, Class A4, 3.20%, 12/13/10 (m)	262
261	Volkswagen Auto Loan Enhanced Trust, Series 2003-2, Class A4, 2.94%, 03/22/10 (m)	259
	Wachovia Asset Securitization, Inc.,
77	Series 2002-HE2, Class A, FRN, 5.75%, 12/25/32 (m)	77
129	Series 2003-HE2, Class AII1, FRN, 5.58%, 06/25/33 (m)	125
307	Wachovia Mortgage Loan Trust LLC, Series 2005-WMC1, Class A2, FRN, 5.50%, 10/25/35 (m)	307
121	WFS Financial Owner Trust, Series 2003-4, Class A4, 3.15%, 05/20/11	120
156	World Omni Auto Receivables Trust, Series 2003-B, Class A4, 2.87%, 11/15/10	155
	Total Asset Backed Securities (Cost $12,671)	12,588
	Collateralized Mortgage Obligations — 11.3%
	Agency CMO — 8.6%
639	Federal Home Loan Mortgage Corp. —Government National Mortgage Association, Series 31, Class Z, 8.00%, 04/25/24	674
	Federal Home Loan Mortgage Corp. REMICS,
42	Series 50, Class I, 8.00%, 06/15/20	44
19	Series 1087, Class I, 8.50%, 06/15/21	19
17	Series 1136, Class H, 6.00%, 09/15/21	17
67	Series 1254, Class N, 8.00%, 04/15/22	67
487	Series 1617, Class PM, 6.50%, 11/15/23	495
122	Series 1708, Class E, 6.00%, 03/15/09	122
316	Series 1710, Class GH, 8.00%, 04/15/24	327
264	Series 1732, Class K, 6.50%, 05/15/24	268
321	Series 1843, Class Z, 7.00%, 04/15/26	329
397	Series 2033, Class K, 6.05%, 08/15/23	393
1,592	Series 2097, Class PD, 8.00%, 11/15/28	1,766
28	Series 2097, Class PX, 6.00%, 10/15/27	28
409	Series 2115, Class PE, 6.00%, 01/15/14	412
39	Series 2136, Class PE, 6.00%, 01/15/28	39
564	Series 2378, Class BD, 5.50%, 11/15/31	538
145	Series 2388, Class VD, 6.00%, 08/15/19	145
275	Series 2391, Class QR, 5.50%, 12/15/16	274
619	Series 2394, Class MC, 6.00%, 12/15/16	625
761	Series 2405, Class JF, 6.00%, 01/15/17	767
396	Series 2425, Class OB, 6.00%, 03/15/17	399
500	Series 2455, Class GK, 6.50%, 05/15/32	509
259	Series 2457, Class PE, 6.50%, 06/15/32	261
641	Series 2473, Class JZ, 6.50%, 07/15/32	652
800	Series 2515, Class DE, 4.00%, 03/15/32	735
500	Series 2527, Class BP, 5.00%, 11/15/17	485
270	Series 2531, Class HN, 5.00%, 12/15/17	262
200	Series 2538, Class CB, 5.00%, 12/15/17	193
336	Series 2557, Class WJ, 5.00%, 07/15/14	334
250	Series 2594, Class OL, 5.00%, 04/15/18	241
129	Series 2595, Class HO, 4.50%, 03/15/23	115
290	Series 2614, Class TD, 3.50%, 05/15/16	278

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN U.S. EQUITY FUNDS   17

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (continued)
(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
431	Series 2617, Class TJ, 4.50%, 08/15/16	415
350	Series 2627, Class KM, 4.50%, 06/15/18	324
243	Series 2628, Class AD, 4.00%, 06/15/18	220
957	Series 2636, Class Z, 4.50%, 06/15/18	892
596	Series 2651, Class VZ, 4.50%, 07/15/18	555
180	Series 2657, Class ME, 5.00%, 10/15/22	172
400	Series 2663, Class VQ, 5.00%, 06/15/22	375
575	Series 2695, Class DE, 4.00%, 01/15/17	541
500	Series 2699, Class TC, 4.00%, 11/15/18	443
500	Series 2701, Class OD, 5.00%, 09/15/18	494
400	Series 2715, Class NG, 4.50%, 12/15/18	372
250	Series 2717, Class GR, 4.50%, 01/15/27	244
500	Series 2733, Class PC, 4.50%, 06/15/28	477
500	Series 2744, Class TU, 5.50%, 05/15/32	491
345	Series 2748, Class LE, 4.50%, 12/15/17	330
515	Series 2751, Class AI, IO, 5.00%, 04/15/22 (m)	18
381	Series 2756, Class NA, 5.00%, 02/15/24	365
39	Series 2760, Class GI, IO, 4.50%, 02/15/11 (m)	—	(h)
500	Series 2763, Class PD, 4.50%, 12/15/17	478
150	Series 2764, Class OE, 4.50%, 03/15/19	139
400	Series 2764, Class UC, 5.00%, 05/15/27	394
266	Series 2767, Class AH, 4.00%, 03/15/19	237
230	Series 2773, Class CD, 4.50%, 04/15/24	206
215	Series 2775, Class WA, 4.50%, 04/15/19	201
122	Series 2778, Class TD, 4.25%, 06/15/33	117
1,211	Series 2779, Class SM, IF, IO,1.83%, 10/15/18 (m)	59
189	Series 2780, Class JA, 4.50%, 04/15/19	177
215	Series 2780, Class JG, 4.50%, 04/15/19	198
500	Series 2780, Class MD, 5.00%, 09/15/31	467
325	Series 2780, Class TH, 5.00%, 09/15/29	316
478	Series 2781, Class PI, IO, 5.00%, 10/15/23 (m)	21
179	Series 2783, Class AT, 4.00%, 04/15/19	157
795	Series 2783, Class PD, 5.00%, 01/15/33	755
300	Series 2809, Class UB, 4.00%, 09/15/17	282
100	Series 2809, Class UC, 4.00%, 06/15/19	89
3,584	Series 2813, Class SB, IF, IO, 1.73%, 02/15/34 (m)	210
490	Series 2828, Class JK, 4.50%, 07/15/19	457
500	Series 2835, Class HB, 5.50%, 08/15/24	483
91	Series 2857, Class NI, IO, 5.00%, 04/15/17 (m)	—	(h)
3,015	Series 2861, Class GS, IF, IO, 1.88%, 01/15/21 (m)	78
400	Series 2877, Class AD, 4.00%, 10/15/19	353
150	Series 2899, Class KB, 4.50%, 03/15/19	139
173	Series 2922, Class GA, 5.50%, 05/15/34	172
299	Series 2931, Class AM, 4.50%, 07/15/19	289
520	Series 2931, Class DC, 4.00%, 06/15/18	486
195	Series 2949, Class PA, 5.50%, 03/15/34	194
123	Series 2958, Class KB, 5.50%, 04/15/35	122
225	Series 2966, Class NC, 5.00%, 04/15/31	217
385	Series 2984, Class NC, 5.50%, 09/15/31	379
125	Series 3000, Class PB, 3.90%, 01/15/23	114
200	Series 3007, Class LB, 4.50%, 04/15/25	196
290	Series 3031, Class AG, 5.00%, 02/15/34	273
100	Series 3064, Class OG, 5.50%, 06/15/34	97
330	Series 3098, Class PE, 5.00%, 06/15/34	310
665	Series 3101, Class PD, 5.50%, 05/15/34	643
395	Series 3106, Class PD, 5.50%, 06/15/34	383
	Federal Home Loan Mortgage Corp. STRIPS,
2,785	Series 248, Class IO, IO, 5.50%, 07/15/37 (m)	820
2,785	Series 248, Class PO, PO, 07/15/37 (m)	1,869
277	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities, Series T-54, Class 2A, 6.50%, 02/25/43	279
2,519	Federal National Mortgage Association Interest STRIPS, Series 367, Class 2, IO, 5.50%, 01/01/36 (m)	684
	Federal National Mortgage Association REMICS,
27	Series 1990-7, Class B, 8.50%, 01/25/20	29
13	Series 1990-35, Class E, 9.50%, 04/25/20	14
32	Series 1990-76, Class G, 7.00%, 07/25/20	33
88	Series 1990-106, Class J, 8.50%, 09/25/20	94
16	Series 1991-73, Class A, 8.00%, 07/25/21	17
259	Series 1992-112, Class GB, 7.00%, 07/25/22	267
100	Series 1992-195, Class C, 7.50%, 10/25/22	104
51	Series 1993-197, Class SC, IF, 8.30%, 10/25/08	50
863	Series 1997-42, Class PG, 7.00%, 07/18/12	880
168	Series 1998-66, Class B, 6.50%, 12/25/28	169
615	Series 2002-18, Class PC, 5.50%, 04/25/17	612
221	Series 2002-19, Class PE, 6.00%, 04/25/17	223
500	Series 2002-24, Class AJ, 6.00%, 04/25/17	502
430	Series 2002-55, Class PG, 5.50%, 09/25/32	406
400	Series 2002-63, Class LB, 5.50%, 10/25/17	397
311	Series 2003-33, Class AC, 4.25%, 03/25/33	293
500	Series 2003-39, Class PG, 5.50%, 05/25/23	471
650	Series 2003-47, Class PE, 5.75%, 06/25/33	619
218	Series 2003-53, Class JL, 5.00%, 12/25/31	206
410	Series 2003-55, Class CD, 5.00%, 06/25/23	386
239	Series 2003-58, Class AD, 3.25%, 07/25/33	212

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
194	Series 2003-63, Class PE, 3.50%, 07/25/33	172
259	Series 2003-67, Class VQ, 7.00%, 01/25/19	272
416	Series 2003-81, Class CB, 4.75%, 09/25/18	387
500	Series 2003-81, Class LC, 4.50%, 09/25/18	467
194	Series 2003-81, Class YC, 5.00%, 09/25/33	183
550	Series 2003-83, Class PG, 5.00%, 06/25/23	527
300	Series 2003-86, Class PX, 4.50%, 02/25/17	290
409	Series 2003-110, Class WA, 4.00%, 08/25/33	377
500	Series 2003-122, Class TE, 5.00%, 12/25/22	469
485	Series 2004-32, Class AY, 4.00%, 05/25/19	427
500	Series 2004-36, Class PC, 5.50%, 02/25/34	489
135	Series 2004-53, Class NC, 5.50%, 07/25/24	132
1,114	Series 2004-61, Class TS, IF, IO, 1.78%, 10/25/31 (m)	49
869	Series 2004-87, Class JI, IO, 5.00%, 11/25/30 (m)	93
400	Series 2005-13, Class PC, 5.00%, 03/25/31	387
300	Series 2005-18, Class EG, 5.00%, 03/25/25	281
171	Series 2005-23, Class TG, 5.00%, 04/25/35	168
180	Series 2005-34, Class PC, 5.50%, 06/25/32	177
188	Series 2005-38, Class TB, 6.00%, 11/25/34	186
397	Series 2005-65, Class TD, 5.00%, 08/25/35	368
500	Series 2005-67, Class HG, 5.50%, 01/25/35	485
283	Series 2005-68, Class BC, 5.25%, 06/25/35	268
311	Series 2006-43, Class G, 6.50%, 09/25/33 (m)	314
574	Series 2006-43, Class LB, 5.50%, 04/25/35	554
374	Series 2006-49, Class PA, 6.00%, 06/25/36	376
390	Series 2006-59, Class DA, 6.50%, 12/25/33 (m)	394
1,080	Series 2006-59, Class DC, 6.50%, 12/25/33 (m)	1,093
417	Series 2006-63, Class AB, 6.50%, 10/25/33 (m)	421
394	Series 2006-63, Class AE, 6.50%, 10/25/33 (m)	398
365	Series 2006-78, Class BC, 6.50%, 01/25/34 (m)	370
166	Series G92-35, Class E, 7.50%, 07/25/22	173
	Government National Mortgage Association,
167	Series 2004-39, Class IM, IO, 5.50%, 01/20/27 (m)	4
573	Series 2004-44, Class PK, IO, 5.50%, 10/20/27 (m)	27
57	Series 2004-46, Class IH, IO, 5.50%, 04/20/25 (m)	—	(h)
		48,843
	Non-Agency CMO — 2.7%
	Adjustable Rate Mortgage Trust,
234	Series 2005-5, Class 6A21, FRN, 5.55%, 09/25/35 (m)	235
78	Series 2005-6A, Class 2A1, FRN, 5.63%, 11/25/35 (m)	78
807	American Home Mortgage Assets, Series 2006-2, Class 2A1, FRN, 5.51%, 09/25/46 (m)	809
154	Cendant Mortgage Corp., Series 2003-8, Class 1A8, 5.25%, 10/25/33	149
	Countrywide Alternative Loan Trust,
265	Series 2004-16CB, Class 2A2, 5.00%, 08/25/19	259
919	Series 2004-28CB, Class 3A1, 6.00%, 01/25/35 (m)	903
889	Series 2006-J5, Class 1A1, 6.50%, 09/25/36 (m)	891
1,533	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2002-22, Class A20, 6.25%, 10/25/32 (m)	1,510
394	CS First Boston Mortgage Securities Corp., Series 2004-5, Class 1A8, 6.00%, 09/25/34 (m)	393
626	Downey Savings & Loan Association Mortgage Loan Trust, Series 2005-AR6, Class 2A1A, FRN, 5.61%, 10/19/45 (m)	629
572	First Horizon Alternative Mortgage Securities, Series 2006-FA4, Class 1A1, 6.00%, 08/25/36 (m)	569
93	First Horizon Asset Securities, Inc., Series 2004-AR7, Class 2A1, FRN, 4.92%, 02/25/35	92
222	Greenpoint Mortgage Funding Trust, Series 2005-AR4, Class 4A1A, FRN, 5.63%, 10/25/45 (m)	222
	Harborview Mortgage Loan Trust,
639	Series 2005-3, Class 2A1A, FRN, 5.56%, 06/19/35 (m)	640
550	Series 2005-8, Class 1A2A, FRN, 5.65%, 09/19/35 (m)	552
825	Series 2006-5, Class 2A1A, FRN, 5.50%, 07/19/46 (m)	825
	Indymac Index Mortgage Loan Trust,
362	Series 2004-AR7, Class A1, FRN, 5.76%, 09/25/34 (m)	363
550	Series 2005-AR14, Class 2A1A, FRN, 5.62%, 08/25/35 (m)	551
87	MASTR Asset Securitization Trust, Series 2003-4, Class 2A2, 5.00%, 05/25/18	87
250	Medallion Trust (Australia), Series 2005-2G, Class A, FRN, 5.40%, 08/22/36 (m)	250
450	Permanent Financing plc (United Kingdom), Series 2, Class 4A, FRN, 5.58%, 12/10/09 (m)	450

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN U.S. EQUITY FUNDS   19

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (continued)
 (Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — Continued
	RESI Finance LP (Cayman Islands),
755	Series 2003-C, Class B3, FRN, 6.72%, 09/10/35 (e) (m)	764
189	Series 2003-C, Class B4, FRN, 6.92%, 09/10/35 (e) (m)	195
343	Series 2005-A, Class B3, FRN, 5.90%, 03/10/37 (e) (m)	347
116	Series 2005-A, Class B4, FRN, 6.00%, 03/10/37 (e) (m)	117
243	Series 2005-D, Class B4, FRN, 6.02%, 12/15/37 (e) (m)	245
	Residential Accredit Loans, Inc.,
175	Series 2004-QS8, Class A12, 5.00%, 06/25/34	172
881	Series 2006-QS16, Class A7, 6.00%, 11/25/36 (m)	876
278	SACO I, Inc., Series 1997-2, Class 1A5, 7.00%, 08/25/36 (e) (i)	281
307	Structured Asset Mortgage Investments, Inc., Series 2005-AK2, Class 2A1, FRN, 5.55%, 05/25/45 (m)	307
	Wamu Alternative Mortgage Pass-Through Certificates,
155	Series 2005-AR2, Class 2A21, FRN, 5.65%, 01/25/45 (m)	155
345	Series 2005-AR9, Class A1A, FRN, 5.64%, 07/25/45 (m)	345
276	Series 2005-AR15, Class A1A1, FRN, 5.58%, 11/25/45 (m)	276
381	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-5, Class 2CB1, 6.00%, 07/25/36 (m)	379
	Wells Fargo Mortgage Backed Securities Trust,
208	Series 2004-7, Class 2A2, 5.00%, 07/25/19	200
200	Series 2004-EE, Class 3A1, FRN, 3.99%, 12/25/34	197
350	Series 2004-S, Class A5, FRN, 3.54%, 09/25/34	340
		15,653
	Total Collateralized Mortgage Obligations (Cost $64,934)	64,496
	Commercial Mortgage-Backed Securities — 1.1%
400	Banc of America Commercial Mortgage, Inc., Series 2005-6, Class ASB, VAR, 5.35%, 09/10/47	390
345	Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A3, VAR, 5.91%, 03/15/49 (m)	344
710	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A4, 5.32%, 12/11/49 (m)	681
520	Credit Suisse Mortgage Capital Certificates, Series 2006-C3, Class A3, VAR, 6.02%, 06/15/38 (m)	521
178	CS First Boston Mortgage Securities Corp., Series 1998-C2, Class A2, 6.30%, 11/15/30	180
245	LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class A4, VAR, 5.90%, 06/15/38 (m)	247
	Merrill Lynch/Countrywide Commercial Mortgage Trust,
360	Series 2007-6, Class A4, VAR, 5.49%, 03/12/51 (m)	349
870	Series 2007-7, Class A4, VAR, 5.75%, 06/12/50 (m)	860
155	Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4, VAR, 5.84%, 05/12/39 (m)	154
	Morgan Stanley Capital I ,
1,250	Series 2006-IQ11, Class A2, VAR, 5.69%, 10/15/42 (m)	1,252
400	Series 2007-HQ11, Class A4, VAR, 5.45%, 02/12/44 (m)	387
800	Series 2007-IQ13, Class A4, 5.36%, 03/15/44 (m)	769
340	Wachovia Bank Commercial Mortgage Trust, Series 2006-C26, Class A3, VAR, 6.01%, 06/15/45 (m)	343
	Total Commercial Mortgage-Backed Securities (Cost $6,596)	6,477
	Corporate Bonds — 8.6%
	Aerospace & Defense — 0.0% (g)
45	L-3 Communications Corp., 5.88%, 01/15/15 (m)	42
	Airlines — 0.0% (g)
130	Continental Airlines, Inc., Series 1999-2, 7.06%, 09/15/09	132
	Auto Components — 0.0% (g)
1	Goodyear Tire & Rubber Co. (The), 9.00%, 07/01/15 (m)	1
15	TRW Automotive, Inc., 7.25%, 03/15/17 (e) (m)	14
		15

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Automobiles — 0.3%
	DaimlerChrysler NA Holding Corp.,
820	5.88%, 03/15/11 (m)	824
200	7.20%, 09/01/09	206
400	Series E, FRN, 5.89%, 10/31/08 (m)	402
		1,432
	Beverages — 0.0% (g)
30	Constellation Brands, Inc., 7.25%, 09/01/16 (m)	29
	Building Products — 0.0% (g)
165	Owens Corning, Inc., 7.00%, 12/01/36 (m)	163
	Capital Markets — 1.0%
30	Arch Western Finance LLC, 6.75%, 07/01/13 (m)	29
	Bear Stearns Cos., Inc. (The),
150	5.70%, 11/15/14	147
240	FRN, 5.51%, 04/29/08 (m)	240
	Credit Suisse First Boston USA, Inc.,
90	5.50%, 08/16/11 (m)	90
500	6.50%, 01/15/12	518
315	Series 1, FRN, 5.46%, 06/02/08 (m)	315
	Goldman Sachs Group, Inc.,
375	4.75%, 07/15/13	355
130	5.63%, 01/15/17 (m)	125
370	5.95%, 01/15/27 (m)	348
250	FRN, 5.44%, 06/23/09 (m)	250
200	Lehman Brothers Holdings Capital Trust V, 5.86% to 01/03/17; thereafter VAR, 12/31/49 (m)	196
	Lehman Brothers Holdings, Inc.,
220	5.25%, 02/06/12 (m)	216
200	5.75%, 01/03/17 (m)	194
450	6.63%, 01/18/12	467
	Merrill Lynch & Co., Inc.,
100	6.11%, 01/29/37 (m)	94
275	6.22%, 09/15/26 (m)	268
450	FRN, 5.56%, 11/01/11 (m)	450
150	Series C, 4.13%, 01/15/09	147
250	Series C, FRN, 5.45%, 10/27/08 (m)	250
	Morgan Stanley,
145	3.63%, 04/01/08 (m)	143
100	5.63%, 01/09/12 (m)	100
500	5.75%, 10/18/16	488
250	FRN, 5.49%, 11/09/07 (m)	250
275	Series E, 5.45%, 01/09/17 (m)	260
		5,940
	Chemicals — 0.1%
250	Dow Capital BV (Netherlands), 8.50%, 06/08/10	268
1	Equistar Chemicals LP/Equistar Funding Corp., 10.13%, 09/01/08 (m)	1
70	Huntsman LLC, 11.50%, 07/15/12 (m)	78
25	Nalco Co., 7.75%, 11/15/11 (m)	25
20	PolyOne Corp., 10.63%, 05/15/10 (m)	21
		393
	Commercial Banks — 1.3%
300	Banco Sabadell S.A. (Spain), FRN, 5.46%, 04/23/10 (e) (m)	300
100	BNP Paribas (France), 7.20% to 06/25/37; thereafter VAR, 6/29/49 (e) (m)	101
150	Branch Banking & Trust Co., 4.88%, 01/15/13	144
185	Credit Agricole S.A. (France), 6.64% to 05/31/07; thereafter VAR, 12/31/49 (e) (m)	180
380	Depfa ACS Bank (Ireland), 5.13%, 03/16/37 (e) (m)	348
440	FleetBoston Financial Corp., 7.38%, 12/01/09	459
	Glitnir Banki HF (Iceland),
175	FRN, 5.52%, 10/15/08 (e) (m)	175
275	FRN, 5.62%, 04/20/10 (e) (m)	275
330	FRN, 5.80%, 01/21/11 (e) (m)	332
500	HBOS plc (United Kingdom), 5.92% to 10/01/15; thereafter VAR, 09/29/49 (e) (m)	469
250	ICICI Bank Ltd. (India), FRN, 5.90%, 01/12/10 (e) (m)	250
290	Industrial Bank of Korea (South Korea), VAR, 4.00%, 05/19/14 (e) (m)	282
100	Keycorp, Series G, 4.70%, 05/21/09	99
220	Landsbanki Islands HF (Iceland), 6.10%, 08/25/11 (e) (m)	223
135	Lloyds TSB Group plc (United Kingdom), 6.27% to 11/14/16; thereafter VAR, 12/31/49 (e) (m)	128
340	Marshall & Ilsley Corp., 4.38%, 08/01/09	334
250	National City Corp., 4.90%, 01/15/15	236
100	Popular North America, Inc., 4.25%, 04/01/08	99
210	Regions Financing Trust II, VAR, 6.63%, 05/15/47 (m)	201
100	Royal Bank of Canada (Canada), 3.88%, 05/04/09	98
465	Shinsei Finance II (Cayman Islands), 7.16% to 07/25/16; thereafter VAR, 07/29/49 (e) (m)	465
215	Societe Generale (France), 5.92% to 04/05/17; thereafter VAR, 04/29/49 (e) (m)	208

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN U.S. EQUITY FUNDS   21

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (continued)
 (Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Commercial Banks — Continued
300	Standard Chartered plc (United Kingdom), 6.41% to 01/30/17; thereafter VAR, 12/31/49 (e) (m)	286
300	SunTrust Banks, Inc., 5.00%, 09/01/15	283
210	SunTrust Preferred Capital I, 5.85% to 12/15/11; thereafter VAR, 12/31/49 (m)	209
50	UnionBanCal Corp., 5.25%, 12/16/13	49
290	VTB Capital S.A. for Vneshtorgbank (Luxembourg), FRN, 6.10%, 09/21/07 (e) (m)	290
200	Wachovia Corp., 3.63%, 02/17/09	195
300	Wells Fargo & Co., 6.38%, 08/01/11	309
	Woori Bank (South Korea),
245	VAR, 5.75%, 03/13/14 (e)	245
190	VAR, 6.21%, 05/02/37 (e) (m)	181
		7,453
	Commercial Services & Supplies — 0.0% (g)
55	ACCO Brands Corp., 7.63%, 08/15/15 (m)	54
15	Allied Waste North America, Inc., 7.25%, 03/15/15	15
20	Corrections Corp. of America, 6.25%, 03/15/13 (m)	19
150	Pitney Bowes, Inc., 3.88%, 06/15/13	136
30	Quebecor World Capital Corp. (Canada), 8.75%, 03/15/16 (e) (m)	30
		254
	Computers & Peripherals — 0.0% (g)
100	International Business Machines Corp., 4.38%, 06/01/09	98
	Consumer Finance — 0.6%
100	American Express Credit Corp., 3.00%, 05/16/08	98
	American General Finance Corp.,
240	Series H, 4.00%, 03/15/11	227
315	Series H, 4.50%, 11/15/07 (m)	314
130	Series I, 4.63%, 05/15/09	128
300	Series I, FRN, 5.48%, 06/27/08 (m)	300
75	Capital One Capital III, 7.69%, 08/15/36 (m)	77
350	Discover Financial Services, FRN, 5.89%, 06/11/10 (e) (m)	350
	Ford Motor Credit Co. LLC,
45	7.80%, 06/01/12 (m)	44
25	FRN, 6.93%, 01/15/10 (m)	25
70	GMAC LLC, 6.88%, 08/28/12 (m)	68
	HSBC Finance Corp.,
600	8.00%, 07/15/10	641
500	Series 1, FRN, 5.50%, 05/09/08 (m)	501
	International Lease Finance Corp.,
195	4.88%, 09/01/10 (m)	191
100	5.00%, 04/15/10	99
275	FRN, 5.58%, 05/24/10 (m)	276
320	SLM Corp., Series A, FRN, 5.44%, 01/25/08 (m)	318
		3,657
	Containers & Packaging — 0.0% (g)
20	Owens-Brockway Glass Container, Inc., 8.25%, 05/15/13 (m)	21
	Diversified Consumer Services — 0.0% (g)
75	Service Corp. International, 7.38%, 10/01/14 (m)	75
	Diversified Financial Services — 1.0%
200	Bank of America Corp., 7.80%, 02/15/10	211
300	Caterpillar Financial Services Corp., Series F, 4.50%, 09/01/08	297
405	CIT Group, Inc., FRN, 5.51%, 01/30/09 (m)	404
	Citigroup, Inc.,
644	5.00%, 09/15/14	613
55	6.63%, 06/15/32 (m)	57
	General Electric Capital Corp.,
100	Series A, 3.13%, 04/01/09	96
550	Series A, 5.88%, 02/15/12	556
205	Goldman Sachs Capital II, 5.79% to 06/01/12; thereafter VAR, 12/31/49 (m)	200
	Kaupthing Bank HF (Iceland),
335	5.75%, 10/04/11 (e) (m)	334
475	FRN, 6.06%, 01/15/10 (e) (m)	480
76	Mizuho Capital Investment 1 Ltd. (Cayman Islands), 6.69% to 06/30/16; thereafter VAR, 03/29/49 (e) (m)	75
355	Mizuho JGB Investment LLC, 9.87% to 06/30/08; thereafter VAR, 12/31/49 (e) (m)	369
495	Mizuho Preferred Capital Co. LLC, 8.79% to 06/30/08; thereafter VAR, 12/29/49 (e) (m)	510
135	MUFG Capital Finance 1 Ltd. (Cayman Islands), 6.35% to 07/25/16; thereafter VAR, 07/29/49 (m)	133
250	Pemex Finance Ltd. (Cayman Islands), 7.17%, 10/15/09	258
150	Principal Life Income Funding Trusts, 3.20%, 04/01/09	144

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Diversified Financial Services — Continued
270	SMFG Preferred Capital USD 1 Ltd. (Cayman Islands), 6.08% to 01/25/17; thereafter VAR, 01/29/49 (e) (m)	260
400	Textron Financial Corp., 4.60%, 05/03/10	391
170	TRAINS, Series HY1-2006, 7.55%, 05/01/16 (e) (m)	167
95	Visant Corp., 7.63%, 10/01/12 (m)	95
		5,650
	Diversified Telecommunication Services — 0.6%
	AT&T, Inc. ,
250	5.88%, 02/01/12	252
275	6.80%, 05/15/36 (m)	285
265	FRN, 5.57%, 11/14/08 (m)	266
250	BellSouth Corp., 6.00%, 10/15/11	253
180	British Telecommunications plc (United Kingdom), 8.63%, 12/15/10	197
25	Consolidated Communications Holdings, Inc., 9.75%, 04/01/12 (m)	26
140	Deutsche Telekom International Finance BV (Netherlands), 8.00%, 06/15/10	149
60	France Telecom S.A. (France), 7.75%, 03/01/11	64
600	Nynex Capital Funding Co., Series B, SUB, 8.23%, 10/15/09	630
26	Qwest Communications International, Inc., FRN, 8.86%, 02/15/09 (m)	26
15	Qwest Corp., 8.88%, 03/15/12 (m)	16
175	Sprint Capital Corp., 7.63%, 01/30/11	184
	Telefonica Emisiones SAU (Spain),
390	5.86%, 02/04/13 (m)	389
500	FRN, 5.65%, 06/19/09 (m)	502
	Verizon Communications, Inc.,
280	5.35%, 02/15/11 (m)	278
60	5.85%, 09/15/35 (m)	55
50	6.25%, 04/01/37 (m)	48
		3,620
	Electric Utilities — 0.4%
135	Appalachian Power Co. , Series L, 5.80%, 10/01/35 (m)	124
100	Carolina Power & Light Co., 5.13%, 09/15/13	97
90	CenterPoint Energy Houston Electric LLC, Series M2, 5.75%, 01/15/14	89
55	Consolidated Edison Co. of New York, Inc., 4.70%, 06/15/09	54
500	Duke Energy Corp., 6.25%, 01/15/12	513
150	Exelon Corp., 6.75%, 05/01/11	155
70	ITC Holdings Corp., 6.38%, 09/30/36 (e) (m)	67
	Ohio Power Co.,
275	FRN, 5.53%, 04/05/10 (m)	275
120	Series K, 6.00%, 06/01/16 (m)	120
285	Pacificorp, 4.30%, 09/15/08 (m)	281
235	PSEG Power LLC, 7.75%, 04/15/11	251
275	TXU Electric Delivery Co., FRN, 5.73%, 09/16/08 (e) (m)	275
		2,301
	Electronic Equipment & Instruments — 0.0% (g)
75	NXP BV/NXP Funding LLC (Netherlands), 9.50%, 10/15/15 (m)	74
	Food & Staples Retailing — 0.2%
168	CVS Lease Pass-Through, 6.04%, 12/10/28 (e) (m)	163
250	Kroger Co. (The), 8.05%, 02/01/10	264
	Wal-Mart Stores, Inc.,
200	4.13%, 02/15/11	192
210	5.38%, 04/05/17 (m)	204
		823
	Gas Utilities — 0.0% (g)
170	Nakilat, Inc. (Qatar), 6.07%, 12/31/33 (e) (m)	159
	Health Care Equipment & Supplies — 0.0% (g)
50	Fresenius Medical Care Capital Trust II, 7.88%, 02/01/08 (m)	50
	Health Care Providers & Services — 0.1%
	HCA, Inc.,
25	9.25%, 11/15/16 (e) (m)	27
25	9.63%, 11/15/16 (e) (m)	27
2	Triad Hospitals, Inc., 7.00%, 11/15/13 (m)	2
275	UnitedHealth Group, Inc., FRN, 5.54%, 06/21/10 (e) (m)	275
		331
	Hotels, Restaurants & Leisure — 0.0% (g)
65	MGM Mirage, Inc., 5.88%, 02/27/14 (m)	59
	Household Durables — 0.0% (g)
30	Beazer Homes USA, Inc. , 6.88%, 07/15/15 (m)	26
25	K Hovnanian Enterprises, Inc., 8.63%, 01/15/17 (m)	24
50	Sealy Mattress Co., 8.25%, 06/15/14 (m)	51
		101
	Household Products — 0.0% (g)
25	Spectrum Brands, Inc., 7.38%, 02/01/15 (m)	20

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN U.S. EQUITY FUNDS   23

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (continued)
 (Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Independent Power Producers & Energy Traders — 0.0% (g)
60	NRG Energy, Inc., 7.38%, 02/01/16 (m)	60
	Insurance — 0.5%
100	ACE INA Holdings, Inc., 5.88%, 06/15/14	99
350	Allstate Corp. (The), 6.13%, 02/15/12	359
150	American International Group, Inc., 2.88%, 05/15/08	147
165	AXA S.A. (France), 6.38% to 12/14/36; thereafter VAR, 12/29/49 (e) (m)	149
95	Hartford Financial Services Group, Inc., 5.25%, 10/15/11 (m)	94
155	Liberty Mutual Group, Inc., 7.50%, 08/15/36 (e) (m)	157
200	Lincoln National Corp., VAR, 7.00%, 05/17/66 (m)	205
130	MetLife, Inc., 6.40%, 12/15/36 (m)	120
75	Nationwide Financial Services, 6.75%, 05/15/37 (m)	71
	Protective Life Secured Trust,
60	4.00%, 10/07/09	58
150	4.00%, 04/01/11	143
150	Reinsurance Group of America, Inc., VAR., 6.75%, 12/15/65 (m)	146
240	Stingray Pass-Through Trust, 5.90%, 01/12/15 (e) (m)	215
420	Swiss RE Capital I LP (United Kingdom), 6.85% to 05/25/16; thereafter VAR, 05/29/49 (e) (m)	422
195	Travelers Cos., Inc., VAR, 6.25%, 03/15/37 (m)	187
305	XL Capital Ltd. (Cayman Islands), Series E, 6.50% to 04/15/17; thereafter VAR, 12/31/49 (m)	286
		2,858
	IT Services — 0.0% (g)
	Iron Mountain, Inc.,
20	6.63%, 01/01/16 (m)	18
25	7.75%, 01/15/15 (m)	24
		42
	Media — 0.5%
35	Charter Communications Operating LLC, 8.00%, 04/30/12 (e) (m)	35
100	Comcast Cable Communications Holdings, Inc., 8.38%, 03/15/13	112
475	Comcast Corp., FRN, 5.66%, 07/14/09, (m)	475
100	COX Communications, Inc., 7.75%, 11/01/10	106
60	DIRECTV Holdings LLC, 6.38%, 06/15/15 (m)	56
30	Echostar DBS Corp., 7.13%, 02/01/16 (m)	29
	News America Holdings, Inc.,
40	6.20%, 12/15/34 (m)	37
250	6.75%, 01/09/38	262
115	7.75%, 12/01/45 (m)	126
1	Sinclair Broadcast Group, Inc., 8.00%, 03/15/12 (m)	1
190	TCI Communications, Inc., 7.88%, 02/15/26 (m)	212
100	Thomson Corp. (The) (Canada), 4.25%, 08/15/09	97
120	Time Warner Cable, Inc., 6.55%, 05/01/37 (e) (m)	116
	Time Warner, Inc.,
195	5.88%, 11/15/16 (m)	190
130	6.50%, 11/15/36 (m)	123
250	9.13%, 01/15/13	287
245	Viacom, Inc., FRN, 5.70%, 06/16/09 (m)	246
40	WMG Acquisition Corp., 7.38%, 04/15/14 (m)	37
20	WMG Holdings Corp., SUB, 0.00%, 12/15/14 (m)	15
		2,562
	Multi-Utilities — 0.4%
	Dominion Resources, Inc.,
5	6.30%, 03/15/33 (m)	5
770	Series A, 8.13%, 06/15/10 (m)	829
350	Series B, 6.25%, 06/30/12	363
300	Series D, FRN, 5.65%, 09/28/07 (m)	300
400	DTE Energy Co., Series A, 6.65%, 04/15/09	407
235	Midamerican Energy Holdings Co., 6.13%, 04/01/36 (m)	227
		2,131
	Oil & Gas — 0.1%
750	Petroleos de Venezuela S.A. (Venezuela), 5.50%, 04/12/37	478
	Oil, Gas & Consumable Fuels — 0.3%
90	Canadian Natural Resources Ltd. (Canada), 6.25%, 03/15/38 (m)	85
50	Chesapeake Energy Corp., 6.50%, 08/15/17 (m)	47
235	Citic Resources Finance Ltd. (Bermuda), 6.75%, 05/15/14 (e) (m)	227
300	Conoco Funding Co. (Canada), 6.35%, 10/15/11	309
229	Gazprom International S.A. (Russia), 7.20%, 02/01/20	236

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Oil, Gas & Consumable Fuels — Continued
180	Kinder Morgan Energy Partners LP, 6.50%, 02/01/37 (m)	173
170	ONEOK Partners LP, 5.90%, 04/01/12 (m)	171
276	Qatar Petroleum (Qatar), 5.58%, 05/30/11 (e) (m)	275
255	Ras Laffan Liquefied Natural Gas Co. Ltd. III (Qatar), 5.83%, 09/30/16 (e) (m)	251
140	Valero Energy Corp., 6.63%, 06/15/37 (m)	139
		1,913
	Paper & Forest Products — 0.0% (g)
45	Georgia Pacific Corp., 7.70%, 06/15/15 (m)	45
	Personal Products — 0.0% (g)
10	Playtex Products, Inc., 8.00%, 03/01/11	10
	Road & Rail — 0.2%
200	Burlington Northern Santa Fe Corp., 6.13%, 03/15/09	202
350	Norfolk Southern Corp., 7.05%, 05/01/37	370
250	Union Pacific Corp., 6.65%, 01/15/11	258
		830
	Semiconductors & Semiconductor Equipment — 0.0% (g)
15	Freescale Semiconductor, Inc., 9.13%, 12/15/14 (e) (m)	14
	Software — 0.0% (g)
100	Oracle Corp. and Ozark Holding, Inc., 5.25%, 01/15/16	96
	Specialty Retail — 0.0% (g)
170	Home Depot, Inc., 5.88%, 12/16/36 (m)	151
	Thrifts & Mortgage Finance — 0.8%
300	Bancaja US Debt SAU (Spain), FRN, 5.51%, 07/10/09 (e) (m)	300
500	CAM US Finance S.A. Sociedad Unipersonal (Spain), FRN, 5.51%, 02/01/10 (e) (m)	500
	Countrywide Financial Corp.,
420	5.80%, 06/07/12 (m)	417
225	FRN, 5.57%, 03/24/09 (m)	225
300	Countrywide Home Loans, Inc., Series L, 4.00%, 03/22/11	281
	Residential Capital LLC,
400	6.13%, 11/21/08 (m)	396
530	6.38%, 06/30/10 (m)	523
225	FRN, 5.84%, 06/09/08 (m)	223
325	FRN, 6.66%, 11/21/08 (m)	326
350	Sovereign Bancorp, Inc., FRN, 5.64%, 03/01/09 (m)	351
250	Washington Mutual, Inc., 4.63%, 04/01/14	230
300	Washington Mutual Preferred Funding Delaware, 6.53% to 03/15/11; thereafter VAR, 03/29/49 (e) (m)	290
300	Washington Mutual Preferred Funding II, 6.67% to 12/15/16; thereafter VAR, 12/31/49 (e) (m)	286
		4,348
	Wireless Telecommunication Services — 0.2%
250	America Movil S.A. de C.V. (Mexico), FRN, 5.45%, 06/27/08 (e) (m)	250
25	Dobson Cellular Systems, Inc., 8.38%, 11/01/11 (m)	26
30	Intelsat Bermuda Ltd. (Bermuda), 9.25%, 06/15/16 (m)	32
	New Cingular Wireless Services, Inc.,
150	7.88%, 03/01/11	161
10	8.13%, 05/01/12 (m)	11
425	Sprint Nextel Corp., 6.00%, 12/01/16 (m)	403
		883
	Total Corporate Bonds (Cost $49,872)	49,313
	Foreign Government Securities — 0.6%
630	Government of Argentina (Argentina), FRN, 5.48%, 08/03/12	459
120	Government of Brazil (Brazil), 12.25%, 03/06/30	203
170	Government of Guatemala (Guatemala), 9.25%, 08/01/13	196
	Government of Peru (Peru),
221	6.55%, 03/14/37	222
150	7.35%, 07/21/25	167
140	Government of Ukraine (Ukraine), 6.58%, 11/21/16 (e)	139
285	IIRSA Norte Finance Ltd. (Peru), 8.75%, 05/30/24	334
485	Republic of Venezuela (Venezuela), 9.38%, 01/13/34	508
140	Russian Federation (Russia), 12.75%, 06/24/28	247
	United Mexican States (Mexico),
60	6.38%, 01/16/13	62
500	FRN, 6.06%, 01/13/09 (m)	504
255	Series A, 8.00%, 09/24/22	303
	Total Foreign Government Securities (Cost $3,286)	3,344

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN U.S. EQUITY FUNDS   25

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (continued)
 (Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Mortgage Pass-Through Securities — 14.3%
	Federal Home Loan Mortgage Corp. Gold Pools,
814	4.00%, 05/01/14 – 08/01/18	766
219	6.00%, 04/01/14	221
95	6.00%, 02/01/35 (m)	94
82	6.50%, 03/01/13 – 06/01/13	84
143	6.50%, 11/01/22	146
13	6.50%, 02/01/26	14
49	7.00%, 01/01/12 – 06/01/13	51
135	7.00%, 12/01/14 – 03/01/16	139
13	7.00%, 02/01/26	14
39	7.50%, 05/01/26 – 08/01/27	40
42	8.00%, 10/01/10	43
34	8.00%, 04/01/25 – 05/01/25	36
20	8.50%, 07/01/26	22
	Federal Home Loan Mortgage Corp. Various Pools,
6	9.00%, 08/01/09	6
1,005	ARM, 5.84%, 11/01/36 (m)	1,008
533	ARM, 5.87%, 01/01/37 (m)	533
3,200	TBA, 5.00%, 07/15/37	2,999
15,755	TBA, 6.00%, 08/15/31	15,593
	Federal National Mortgage Association Various Pools,
353	5.50%, 12/01/33	342
143	6.00%, 01/01/14	144
365	6.00%, 05/01/33 – 08/01/33	362
173	6.50%, 05/01/11 – 04/01/13	176
5	6.50%, 02/01/26	5
188	6.66%, 11/01/07	188
91	7.00%, 09/01/07 – 06/01/13	94
5,533	7.00%, 03/01/26 – 04/01/37 (m)	5,682
43	7.50%, 08/01/09	44
50	7.50%, 05/01/26 – 11/01/26	52
123	8.00%, 11/01/22 – 06/01/24	130
71	8.50%, 11/01/18	75
40	9.00%, 08/01/24	43
850	TBA, 4.50%, 08/25/22	806
950	TBA, 4.50%, 07/25/36	864
15,000	TBA, 5.00%, 07/25/37 – 08/25/37	14,050
342	TBA, 5.50%, 08/25/22	337
14,060	TBA, 5.50%, 07/25/37	13,559
5,350	TBA, 6.00%, 07/25/22	5,373
11,870	TBA, 6.50%, 07/25/36 – 08/25/36	11,980
	Government National Mortgage Association Various Pools,
46	5.50%, 04/20/11	46
268	6.50%, 03/15/09 – 09/15/13	275
196	6.50%, 01/15/24 – 03/15/28	199
59	7.00%, 07/15/08	59
203	7.00%, 04/15/24 – 05/15/26	212
51	7.50%, 06/15/25 – 05/15/26	54
81	8.00%, 04/15/24 – 07/20/28	86
239	8.50%, 06/15/22 – 09/20/25	257
6	10.00%, 07/15/18	7
2	13.50%, 05/15/11	2
2,715	TBA, 6.00%, 07/15/37	2,701
1,455	TBA, 6.50%, 07/15/37	1,478
	Total Mortgage Pass-Through Securities (Cost $81,386)	81,491
	U.S. Government Agency Securities — 0.3%
	Federal National Mortgage Association,
1,350	5.38%, 11/15/11	1,357
500	7.13%, 01/15/30 (m)	595
	Total U.S. Government Agency Securities (Cost $1,959)	1,952
	U.S. Treasury Obligations — 6.6%
	U.S. Treasury Bonds,
1,915	4.50%, 02/15/36 (m)	1,734
265	5.38%, 02/15/31 (m)	272
7,500	7.88%, 02/15/21	9,438
750	8.50%, 02/15/20	979
3,000	10.38%, 11/15/12	3,057
	U.S. Treasury Bonds Coupon STRIPS,
1,500	02/15/12	1,200
2,100	11/15/14	1,456
5,405	02/15/15	3,688
1,150	08/15/15	765
3,000	08/15/16	1,894
252	U.S. Treasury Inflation Indexed Notes, 3.88%, 01/15/09	256
	U.S. Treasury Notes,
2,000	3.00%, 11/15/07	1,986
205	3.88%, 07/31/07 (m)	205
45	4.25%, 11/30/07 (k) (m)	45
170	4.25%, 11/15/13 (m)	164
303	4.25%, 11/15/14 (k) (m)	289
1,000	4.38%, 12/31/07	997
400	4.50%, 05/15/17 (m)	384
3,375	4.63%, 02/29/08 (k) (m)	3,366
620	4.63%, 11/15/16 (m)	601
305	4.63%, 02/15/17 (m)	295
55	4.75%, 05/31/12	55

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	U.S. Treasury Obligations — Continued
1,250	4.88%, 04/30/08	1,248
1,000	4.88%, 05/15/09	1,000
2,130	4.88%, 04/30/11 (m)	2,127
10	5.13%, 06/30/08 (m)	10
	Total U.S. Treasury Obligations (Cost $38,175)	37,511
	Total Long-Term Investments (Cost $534,276)	622,818

NUMBER OF CONTRACTS
Options Purchased — 0.0% (g)
	Call Options Purchased — 0.0% (g)
41	1 Year Eurodollar Mid-CRV Futures, Expiring 09/14/07 @ $94.88, American Style	14
9	30 Day Federal Funds Futures, Expiring 07/31/07 @ $94.81, American Style	—	(h)
53	90 Day Eurodollar Futures, Expiring 09/17/07 @ $95.75, American Style	—	(h)
	Total Call Options Purchased (Cost $27)	14
	Put Options Purchased — 0.0% (g)
15	5 Year U.S. Treasury Note Futures, Expiring 07/27/07 @ $104.00, American Style	5
7	5 Year U.S. Treasury Note Futures, Expiring 07/27/07 @ $104.50, American Style	4
8	10 Year U.S. Treasury Note Futures, Expiring 08/24/07 @ $101.00, American Style	—	(h)
8	10 Year U.S. Treasury Note Futures, Expiring 08/24/07 @ $104.00, American Style	2
47	30 Day Federal Funds Futures, Expiring 07/31/07 @ $94.75, American Style	—	(h)
34	30 Day Federal Funds Futures, Expiring 07/31/07 @ $94.81, American Style	9
52	90 Day Eurodollar Futures, Expiring 12/17/07 @ $94.75, American Style	17
	Total Put Options Purchased (Cost $40)	37
	Total Options Purchased (Cost $67)	51

PRINCIPAL AMOUNT($)
Short-Term Investments — 2.2%
	Commercial Paper — 0.2% (n)
750	Cancara Asset Securitisation LLC, 5.31%, 07/12/07	749
500	Newport Funding Corp., 5.32%, 07/20/07	499
	Total Commercial Paper (Cost $1,248)	1,248

SHARES
	Investment Companies — 2.0%
2,396	JPMorgan Liquid Assets Money Market Fund, Institutional Class (b)	2,396
8,769	JPMorgan Prime Money Market Fund, Institutional Class (b) (m)	8,769
	Total Investment Companies (Cost $11,165)	11,165

PRINCIPAL AMOUNT($)
	U.S. Treasury Obligation — 0.0% (g)
90	U.S. Treasury Bills, 5.00%, 08/09/07 (n) (Cost $90)	90
	Total Short-Term Investments (Cost $12,503)	12,503
Investments of Cash Collateral for Securities on Loan — 1.0%
	Certificate of Deposit — 0.1%
200	Deutsche Bank New York, FRN, 5.47%, 01/22/08	200
	Corporate Notes — 0.3%
150	Alliance and Leicester plc, FRN, 5.33%, 07/29/08	150
200	American Express Credit Corp., FRN, 5.33%, 01/15/08	200
200	Banque Federative du Credit Mutuel S.A., FRN, 5.32%, 07/29/08	200
300	CDC Financial Products, Inc., FRN, 5.43%, 07/27/07	300
450	Citigroup Global Markets, Inc., FRN, 5.45%, 07/06/07	450
200	Macquarie Bank Ltd., FRN, 5.35%, 07/29/08	200
175	Sigma Finance, Inc., FRN, 5.37%, 10/24/07	175
		1,675

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN U.S. EQUITY FUNDS   27

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (continued)
 (Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — Continued
	Repurchase Agreements — 0.6%
700	ABN AMRO Bank NV, New York, 5.34%, dated 06/29/07, due 07/02/07, repurchase price $700, collateralized by U.S. Government Agency Mortgages	700
1,064	Banc of America Securities, LLC, 5.39%, dated 06/29/07, due 07/02/07, repurchase price $1,064, collateralized by U.S. Government Agency Mortgages	1,064
925	Bear Stearns Cos., Inc., 5.38%, dated 06/29/07, due 07/02/07, repurchase price $925, collateralized by U.S. Government Agency Mortgages	925
825	Credit Suisse First Boston, LLC., 5.39%, dated 06/29/07, due 07/02/07, repurchase price $825, collateralized by U.S. Government Agency Mortgages	825
		3,514
	Total Investments of Cash Collateral for Securities on Loan (Cost $5,389)	5,389
	Total Investments — 112.4% (Cost $552,235)	640,761
	Liabilities in Excess of Other Assets — (12.4)%	(70,759)
	NET ASSETS — 100.0%	$570,002

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2007

Futures Contracts
(Amounts in thousands, except number of contracts)

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/07	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
43	Hang Seng Index	July, 2007	$6,015	$(16)
213	2 Year U.S. Treasury Notes	September, 2007	43,405	(29)
211	5 Year U.S. Treasury Notes	September, 2007	21,960	(109)
9	10 Year Japanese Bonds Index	September, 2007	9,649	43
102	10 Year U.S. Treasury Notes	September, 2007	10,782	(81)
38	CAC 40 Index	September, 2007	3,144	(4)
105	Dow Jones EURO STOXX 50	September, 2007	6,416	(23)
24	EUX DAX Index	September, 2007	6,560	112
4	FTSE 100 Index	September, 2007	533	4
2	Russell 2000 Index	September, 2007	842	(16)
39	S & P 500 E-mini	September, 2007	2,955	(9)
3	TOPIX Index	September, 2007	432	2

	Short Futures Outstanding
(15)	IBEX 35 Index	July, 2007	(3,010)	47
(80)	5 Year U.S. Treasury Notes	September, 2007	(8,326)	33
(143)	10 Year U.S. Treasury Notes	September, 2007	(15,116)	98
(21)	FTSE 100 Index	September, 2007	(2,799)	30
(10)	Russell 2000 Index	September, 2007	(4,211)	30
(71)	Russell Mini	September, 2007	(5,979)	31
(20)	S & P TSE 60 Index	September, 2007	(3,022)	(61)
(23)	SPI 200 Index	September, 2007	(3,060)	57
(38)	TOPIX Index	September, 2007	(5,478)	13
(14)	U.S. Treasury Bonds	September, 2007	(1,509)	(9)
				$143

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN U.S. EQUITY FUNDS   29

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (continued)
(Amounts in thousands, except number of contracts)

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 6/30/07	NET UNREALIZED APPRECIATION (DEPRECIATION)
1,308,815	AUD	08/22/07	$1,076	$1,108	$32
6,503,634	CHF	08/22/07	5,335	5,345	10
3,736,371	EUR	08/22/07	5,014	5,066	52
792,728	GBP	08/22/07	1,570	1,591	21
5,345,783	HKD	08/22/07	685	685	—	(h)
7,993,954	SEK	08/22/07	1,176	1,172	(4)
			$14,856	$14,967	$111

CONTRACTS TO SELL		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 6/30/07	NET UNREALIZED APPRECIATION (DEPRECIATION)
1,040,233	CHF	08/22/07	$853	$855	$(2)
6,655,387	EUR	08/22/07	8,979	9,023	(44)
497,883	GBP	08/22/07	986	999	(13)
105,713,498	JPY	08/22/07	865	864	1
3,484,863	NOK	08/22/07	578	592	(14)
4,184,970	SEK	08/22/07	607	614	(7)
			$12,868	$12,947	$(79)

Short Positions

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
$ (4,288)	FHLMC, TBA, 5.50%, 08/15/37	$(4,134)
(5,340)	FHLMC, TBA, 6.50%, 08/15/32	(5,388)
(27,490)	FNMA, TBA, 6.00%, 08/25/37	(27,172)
(721)	FNMA, TBA, 7.00%, 07/25/36	(740)
SHARES
5	Discover Financial Services (a) †	(137)
	(Proceeds $37,545)	$(37,571)

Options Written

Call Options Written

DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE
1 Year Eurodollar Mid-CRV Futures, American Style	$95.25	09/14/07	41	$(4)
30 Day Federal Funds Futures, American Style	95.00	07/31/07	9	— (h)
90 Day Eurodollar Futures, American Style	96.00	09/17/07	106	(1)
(Premiums received of $21)				$(5)

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2007

Put Options Written

DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE
5 Year U.S. Treasury Note Futures	$103.00	07/27/07	30	$(2)
5 Year U.S. Treasury Note Futures	103.50	07/27/07	14	(2)
10 Year U.S. Treasury Note Futures	102.00	08/24/07	8	— (h)
10 Year U.S. Treasury Note Futures	103.00	08/24/07	8	(1)
(Premiums received of $7)				$(5)

Interest Rate Swaps

	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Deutsche Bank AG, New York	3 month LIBOR quarterly	5.14%, semi-annually	02/13/17	$1,500	$(49)

Credit Default Swaps

REFERENCED OBLIGATION	SWAP COUNTERPARTY	BUY/SELL PROTECTION	FUND PAYS/RECEIVES FIXED RATE (r)	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
AT&T, 5.88%, 08/15/12	Goldman Sachs Capital Management	Buy	41.5 BPS quarterly	06/20/17	$300	$1
AutoZone, Inc., 5.88%, 10/15/12	Bank of America	Buy	58 BPS quarterly	03/20/14	300	(3)
BASF, 3.50%, 07/08/10	Union Bank of Switzerland AG	Buy	10.5 BPS quarterly	12/20/11	500	— (h)
Coca-Cola, 6.13%, 08/15/11	Goldman Sachs Capital Management	Buy	35 BPS quarterly	06/20/17	200	— (h)
Dow Jones CDX.HY.100 S6 0611 (1)	Lehman Brothers Special Financing	Buy	345 BPS quarterly	06/20/11	1,000	(30)
Gannett Co., 6.38%, 04/01/12	Bank of America	Buy	67 BPS quarterly	03/20/17	450	11
Gazprom, 8.63%, 04/28/34	Deutsche Bank AG, New York	Sell	39 BPS semi-annually	04/20/08	680	1
Government of Argentina, 8.28%, 12/31/33	Deutsche Bank AG, New York	Sell	232.7 BPS semi-annually	07/20/12	1,270	(7)
Government of Argentina, 8.28%, 12/31/33	Lehman Brothers Special Financing	Sell	343 BPS semi-annually	09/20/10	270	15
Government of Argentina, 8.28%, 12/31/33	Citibank, N.A.	Sell	296.5 BPS semi-annually	10/20/10	500	16
Government of Argentina, 8.28%, 12/31/33	Morgan Stanley Capital Services	Sell	338 BPS semi-annually	10/20/10	1,000	44
Government of Argentina, 8.28%, 12/31/33	Morgan Stanley Capital Services	Sell	400 BPS semi-annually	10/20/10	350	22
Government of Argentina, 8.28%, 12/31/33	Lehman Brothers Special Financing	Sell	260 BPS semi-annually	08/20/11	130	3
Government of Argentina, 8.28%, 12/31/33	Lehman Brothers Special Financing	Sell	259 BPS semi-annually	08/20/11	150	3
Government of Argentina, 8.28%, 12/31/33	Lehman Brothers Special Financing	Buy	208.5 BPS semi-annually	09/20/11	460	2
Government of Brazil, 12.25%, 03/06/30	Lehman Brothers Special Financing	Buy	300 BPS semi-annually	09/20/10	270	(22)
Government of Brazil, 12.25%, 03/06/30	Morgan Stanley Capital Services	Buy	290 BPS semi-annually	10/20/10	1,000	(73)
Government of Brazil, 12.25%, 03/06/30	Morgan Stanley Capital Services	Buy	335 BPS semi-annually	10/20/10	350	(30)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN U.S. EQUITY FUNDS   31

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (continued)
 (Amounts in thousands)

Credit Default Swaps — Continued

REFERENCED OBLIGATION	SWAP COUNTERPARTY	BUY/SELL PROTECTION	FUND PAYS/RECEIVES FIXED RATE (r)	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Government of Brazil, 12.25%, 03/06/30	Lehman Brothers Special Financing	Buy	140 BPS semi-annually	08/20/11	$130	$(4)
Government of Brazil, 12.25%, 03/06/30	Lehman Brothers Special Financing	Buy	140 BPS semi-annually	08/20/11	150	(5)
Government of Brazil, 12.25%, 03/06/30	Lehman Brothers Special Financing	Sell	120 BPS semi-annually	09/20/11	230	6
Government of Brazil, 12.25%, 03/06/30	Lehman Brothers Special Financing	Sell	119 BPS semi-annually	09/20/11	230	6
Government of Brazil, 12.25%, 03/06/30	Bear Stearns	Buy	103 BPS semi-annually	12/20/11	220	(3)
Government of Brazil, 12.25%, 03/06/30	Deutsche Bank AG, New York	Buy	108.5 BPS semi-annually	12/20/11	620	(10)
Government of Brazil, 12.25%, 03/06/30	Lehman Brothers Special Financing	Buy	111 BPS semi-annually	12/20/11	530	(9)
Government of Brazil, 12.25%, 03/06/30	Union Bank of Switzerland AG	Buy	103 BPS semi-annually	12/20/11	440	(6)
Government of Brazil, 12.25%, 03/06/30	Union Bank of Switzerland AG	Buy	102 BPS semi-annually	12/20/11	480	(7)
Government of Brazil, 12.25%, 03/06/30	Deutsche Bank AG, New York	Buy	71.3 BPS semi-annually	07/20/12	1,270	2
Government of Indonesia, 6.75%, 03/10/14	Citibank, N.A.	Sell	185 BPS quarterly	06/20/11	315	11
Government of Indonesia, 6.75%, 03/10/14	Deutsche Bank AG, New York	Sell	185 BPS quarterly	06/20/11	770	28
Government of Indonesia, 6.75%, 03/10/14	Deutsche Bank AG, New York	Sell	205 BPS quarterly	06/20/11	385	16
Government of Philippines, 10.63%, 03/16/25	Citibank, N.A.	Buy	199 BPS quarterly	06/20/11	315	(13)
Government of Philippines, 10.63%, 03/16/25	Deutsche Bank AG, New York	Buy	199 BPS quarterly	06/20/11	770	(31)
Government of Philippines, 10.63%, 03/16/25	Deutsche Bank AG, New York	Buy	221 BPS quarterly	06/20/11	385	(19)
Government of Ukraine, 7.65%, 06/11/13	Union Bank of Switzerland AG	Sell	184 BPS semi-annually	08/20/10	1,200	38
Government of Ukraine, 7.65%, 06/11/13	Morgan Stanley Capital Services	Sell	176 BPS semi-annually	09/20/10	700	20
Government of Ukraine, 7.65%, 06/11/13	Morgan Stanley Capital Services	Sell	206 BPS semi-annually	06/20/11	900	30
Government of Ukraine, 7.65%, 06/11/13	Citibank, N.A.	Sell	189 BPS semi-annually	10/20/11	220	6
Government of Ukraine, 7.65%, 06/11/13	Citibank, N.A.	Sell	175 BPS semi-annually	10/20/11	405	9
Government of Ukraine, 7.65%, 06/11/13	Citibank, N.A.	Sell	137.5 BPS semi-annually	02/20/12	1,065	8
Government of Ukraine, 7.65%, 06/11/13	Morgan Stanley Capital Services	Sell	145 BPS semi-annually	02/20/12	905	10
Hannover Finance SA, 5.75%, 02/26/24	Morgan Stanley Capital Services	Buy	9.5 BPS quarterly	12/20/11	500	— (h)

SEE NOTES TO FINANCIAL STATEMENTS.

32   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2007

Credit Default Swaps — Continued

REFERENCED OBLIGATION	SWAP COUNTERPARTY	BUY/SELL PROTECTION	FUND PAYS/RECEIVES FIXED RATE (r)	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Hannover Finance SA, 5.75%, 02/26/24	Morgan Stanley Capital Services	Buy	9.5 BPS quarterly	12/20/11	$500	$— (h)
ICICI Bank Ltd., 5.75%, 11/16/10	Deutsche Bank AG, New York	Sell	26 BPS quarterly	03/20/08	250	— (h)
JSC Vneshtorgbank, 6.25%, 06/30/35	Morgan Stanley Capital Services	Sell	64 BPS semi-annually	05/20/12	190	1
Kaupthing Bunadarbanki HF, 5.51%, 12/01/09	Morgan Stanley Capital Services	Sell	31 BPS quarterly	12/20/07	EUR 1,000	2
Kazkommertzbank, 7.88%, 04/07/14	Deutsche Bank AG, New York	Sell	235 BPS semi-annually	03/20/12	$100	1
Kazkommertzbank, 7.88%, 04/07/14	Morgan Stanley Capital Services	Sell	230 BPS semi-annually	03/20/12	680	7
Kazkommertzbank, 7.88%, 04/07/14	Morgan Stanley Capital Services	Sell	220 BPS semi-annually	03/20/12	190	1
Kazkommertzbank, 8.00%, 11/03/15	Morgan Stanley Capital Services	Sell	230 BPS semi-annually	03/20/12	230	2
Kroger Co., 5.50%, 02/01/13	Lehman Brothers Special Financing	Buy	58 BPS quarterly	03/20/14	250	— (h)
Landsbanki Island, 4.18%, 10/19/10	Morgan Stanley Capital Services	Sell	45 BPS quarterly	09/20/07	EUR 400	1
Marriott International, Inc., 4.63%, 06/15/12	Morgan Stanley Capital Services	Buy	58 BPS quarterly	06/20/14	$150	— (h)
McKesson Corp., 7.75%, 02/12/12	Lehman Brothers Special Financing	Buy	80 BPS quarterly	06/20/17	200	(1)
MGIC, 5.38%, 11/01/15	Deutsche Bank AG, New York	Sell	53 BPS quarterly	06/20/12	250	(2)
Munich Re Finance BV, 6.75%, 06/21/23	Morgan Stanley Capital Services	Buy	7 BPS quarterly	12/20/11	1,000	— (h)
New York Times, 4.61%, 09/26/12	Barclays Bank plc	Buy	65 BPS quarterly	06/20/17	200	4
Nordstrom, 6.95%, 03/14/28	Goldman Sachs Capital Management	Buy	30 BPS quarterly	03/20/14	400	— (h)
Pemex, 9.50%, 09/15/27	Citibank, N.A.	Buy	116.5 BPS semi-annually	05/20/10	2,000	(44)
Pemex, 9.50%, 09/15/27	Citibank, N.A.	Buy	125 BPS semi-annually	06/20/10	2,000	(49)
Republic of Colombia, 10.38%, 01/28/33	Lehman Brothers Special Financing	Buy	98 BPS semi-annually	04/20/12	840	(6)
Republic of Colombia, 10.38%, 01/28/33	Lehman Brothers Special Financing	Buy	96 BPS semi-annually	04/20/12	60	— (h)
Republic of Colombia, 10.38%, 01/28/33	Morgan Stanley Capital Services	Buy	100 BPS semi-annually	04/20/12	210	(2)
Republic of Kazakhstan, 11.13%, 05/11/07	Citibank, N.A.	Sell	60 BPS semi-annually	03/20/12	230	3
Republic of Kazakhstan, 11.13%, 05/11/07	Deutsche Bank AG, New York	Sell	61 BPS semi-annually	03/20/12	170	2
Republic of Kazakhstan, 11.13%, 05/11/07	Deutsche Bank AG, New York	Sell	54.8 BPS semi-annually	03/20/12	460	4
Republic of Kazakhstan, 11.13%, 05/11/07	Deutsche Bank AG, New York	Sell	53.5 BPS semi-annually	03/20/12	450	4
Republic of Peru, 8.75%, 11/21/33	Lehman Brothers Special Financing	Sell	108.5 BPS semi-annually	05/20/17	235	1
Republic of Venezuela, 9.25%, 09/15/27	Barclays Bank plc	Sell	172.1 BPS semi-annually	03/20/12	440	(15)
Republic of Venezuela, 9.25%, 09/15/27	Deutsche Bank AG, New York	Sell	160.4 BPS semi-annually	04/20/12	230	(10)
Republic of Venezuela, 9.25%, 09/15/27	Lehman Brothers Special Financing	Sell	161 BPS semi-annually	04/20/12	420	(19)
Republic of Venezuela, 9.25%, 09/15/27	Lehman Brothers Special Financing	Sell	160.5 BPS semi-annually	04/20/12	60	(3)
Republic of Venezuela, 9.25%, 09/15/27	Lehman Brothers Special Financing	Sell	161 BPS semi-annually	04/20/12	420	(19)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN U.S. EQUITY FUNDS   33

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (continued)
 (Amounts in thousands)

Credit Default Swaps — Continued

REFERENCED OBLIGATION	SWAP COUNTERPARTY	BUY/SELL PROTECTION	FUND PAYS/RECEIVES FIXED RATE (r)	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Republic of Venezuela, 9.25%, 09/15/27	Morgan Stanley Capital Services	Sell	169 BPS semi-annually	04/20/12	$210	$(9)
Russia AG Bank, 7.18%, 05/16/13	Union Bank of Switzerland AG	Sell	76 BPS semi-annually	02/20/09	910	6
Russia AG Bank, 7.18%, 05/16/13	Credit Suisse International	Sell	72 BPS semi-annually	03/20/09	95	1
Russian Federation, 7.50%, 03/31/30	Union Bank of Switzerland AG	Buy	31 BPS semi-annually	02/20/09	910	(1)
Russian Federation, 7.50%, 03/31/30	Credit Suisse International	Buy	30 BPS semi-annually	03/20/09	95	— (h)
Russian Federation, 7.50%, 03/31/30	Morgan Stanley Capital Services	Sell	140 BPS semi-annually	04/20/10	1,000	28
Russian Federation, 7.50%, 03/31/30	Deutsche Bank AG, New York	Sell	104 BPS semi-annually	06/20/10	2,000	39
Russian Federation, 7.50%, 03/31/30	Deutsche Bank AG, New York	Sell	101 BPS semi-annually	07/20/10	2,000	43
Russian Federation, 7.50%, 03/31/30	Union Bank of Switzerland AG	Buy	90 BPS semi-annually	08/20/10	1,200	(22)
Russian Federation, 7.50%, 03/31/30	Morgan Stanley Capital Services	Buy	64 BPS semi-annually	09/20/10	700	(7)
Russian Federation, 7.50%, 03/31/30	Morgan Stanley Capital Services	Buy	69 BPS semi-annually	06/20/11	900	(10)
Russian Federation, 7.50%, 03/31/30	Bear Stearns	Sell	45.5 BPS semi-annually	12/20/11	440	1
Russian Federation, 7.50%, 03/31/30	Deutsche Bank AG, New York	Sell	52.5 BPS semi-annually	12/20/11	1,060	5
Russian Federation, 7.50%, 03/31/30	Deutsche Bank AG, New York	Sell	51 BPS semi-annually	12/20/11	1,240	5
Russian Federation, 7.50%, 03/31/30	Union Bank of Switzerland AG	Sell	45.5 BPS semi-annually	12/20/11	960	2
Russian Federation, 7.50%, 03/31/30	Union Bank of Switzerland AG	Sell	46 BPS semi-annually	12/20/11	880	2
SafeWay, Inc., 5.80%, 08/15/12	Morgan Stanley Capital Services	Buy	65 BPS quarterly	06/20/14	250	(1)
Sara Lee Corp., 6.13%, 11/01/32	Goldman Sachs Capital Management	Buy	81 BPS quarterly	03/20/17	250	— (h)
Solvay, 4.63%, 06/27/18	Union Bank of Switzerland AG	Buy	16.5 BPS quarterly	12/20/11	500	(1)
Southwest Airlines, 6.50%, 03/01/12	Bank of America	Buy	58 BPS quarterly	06/20/14	350	2
Thales SA, 4.38%, 07/22/11	Morgan Stanley Capital Services	Buy	18 BPS quarterly	12/20/11	500	(1)
United Mexican States, 7.50%, 04/08/33	Morgan Stanley Capital Services	Buy	112 BPS semi-annually	04/20/10	1,000	(23)
United Mexican States, 7.50%, 04/08/33	Deutsche Bank AG, New York	Buy	105 BPS semi-annually	06/20/10	2,000	(44)
United Mexican States, 7.50%, 04/08/33	Deutsche Bank AG, New York	Buy	96 BPS semi-annually	07/20/10	2,000	(44)
United Mexican States, 8.30%, 08/15/31	Citibank, N.A.	Sell	100 BPS semi-annually	05/20/10	2,000	40
United Mexican States, 8.30%, 08/15/31	Citibank, N.A.	Sell	105 BPS semi-annually	06/20/10	2,000	44
VTB Group, 6.25%, 06/30/35	Morgan Stanley Capital Services	Sell	40 BPS semi-annually	03/20/08	480	1
						$(45)

(1)	Premium received of $44

SEE NOTES TO FINANCIAL STATEMENTS.

34   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2007

Price Lock Swaps

SWAP COUNTERPARTY	REFERENCED OBLIGATION	PRICE LOCK	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Deutsche Bank AG, New York (a)	FNMA, 5.00%, 02/13/17	$96.38	07/05/07	$1,500	$(3)
Deutsche Bank AG, New York (b)	FHLMC, 4.50%, 01/15/14	94.46	07/25/07	2,735	22
Lehman Brothers Special Financing (b)	FNMA 15 Year, 5.50%, TBA	98.20	07/10/07	2,400	7
Lehman Brothers Special Financing (a)	FNMA 30 Year, 6.00%, TBA	98.89	08/07/07	2,600	(2)
					$24

(a)	Fund pays the excess of the market price over the price lock or receives the excess of the price lock over the market price.
(b)	Fund pays the excess of the price lock over the market price or receives the excess of the market price over the price lock.

Total Return Swaps

SWAP COUNTERPARTY	REFERENCED OBLIGATION	PAYMENTS MADE BY THE FUND (r)	PAYMENTS RECEIVED BY THE FUND (r)	TERMINATION DATE	NOTIONAL VALUE	VALUE
Deutsche Bank AG, New York	Lehman AAA 8.5 Year + CMBS Index	Spread Lock With Carry Amount + 25 BPS monthly	Total Return on Lehman AAA 8.5 Year + CMBS Index monthly	07/01/07	$1,700	$1
Deutsche Bank AG, New York	Lehman AAA 8.5 Year + CMBS Index	Spread Lock With Carry Amount + 40 BPS monthly	Total Return on Lehman AAA 8.5 Year + CMBS Index monthly	08/01/07	1,700	1
Deutsche Bank AG, New York	Lehman AAA 8.5 Year + CMBS Index	Spread Lock With Carry Amount + 10 BPS monthly	Total Return on Lehman AAA 8.5 Year + CMBS Index monthly	09/01/07	1,850	1
Morgan Stanley Capital Services	TransCreditBank, 7.30%, 2/26/09	3 Month LIBOR +20 BPS quarterly	Total Return on TransCreditBank, 7.30%, 2/26/09 quarterly	02/26/09	900	14
						$17

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN U.S. EQUITY FUNDS   35

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007

ABBREVIATIONS:

(a)	—	Non-income producing security.
(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisors Inc.

(c)	—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.
(e)	—	Security is a 144A or private placement security and can only be sold to qualified institutional buyers. Unless otherwise indicated, these securities have been determined to be liquid under procedures established by the Board of Trustees.

(f)	—	Fair Valued Investment. The following are approximately the market value and percentage of the investments based on net assets that are fair valued.

Market Value		Percentage
—	(h)	—	(g)

In addition, the market value and percentage of the investments based on net assets that are fair valued under the fair valuation policy for international investments as described in Note 2A are approximately $79,357,000 and 13.9%, respectively.

(g)	—	Amount rounds to less than 0.1%.

(h)	—	Amount rounds to less than one thousand.

(i)	—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(k)	—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(m)	—	All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBA, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

(n)	—	The rate shown is the effective yield at the date of purchase.

(r)	—	Rates shown are per annum and payments are as described.

(w)	—	When-Issued Security

ADR	—	American Depositary Receipt

ARM	—	Adjustable Rate Mortgage

AUD	—	Australian Dollar

BPS	—	Basis Points

CHF	—	Swiss Franc

CMBS	—	Commercial Mortgage Backed Security

CMO	—	Collateralized Mortgage Obligation

CVA	—	Dutch Certification

EUR	—	Euro

FHLMC	—	Federal Home Loan Mortgage Corporation

FNMA	—	Federal National Mortgage Association

FRN	—	Floating Rate Note. The rate shown is the rate in effect as of June 30, 2007.

GBP	—	British Pound

GDR	—	Global Depositary Receipt

HKD	—	Hong Kong Dollar

IF	—	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The rate shown is the rate in effect as of June 30, 2007. The rate may be subject to a cap and floor.

IO	—	Interest Only represents the right to receive the monthly interest payment on an underlying pool of mortgage loans. The face amount shown represents the par value on the underlying pool. The yields on these securities exceed yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. These securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

JPY	—	Japanese Yen

LIBOR	—	London Interbank Offered Rate

NOK	—	Norwegian Krone

PO	—	Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

REMIC	—	Real Estate Mortgage Investment Conduit

SEK	—	Swedish Krona

STRIPS	—	Separate Trading of Registered Interest and Principal Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

SUB	—	Step-Up Bond. The rate shown is the rate in effect as of June 30, 2007.

TBA	—	To Be Announced.

TRAINS	—	Targeted Return Index

VAR	—	Variable Rate Note. The interest rate shown is the rate in effect at June 30, 2007.

†	—	Short position is as a result of the sale of a when issued security to be received from a pending corporate action of the long position.

SEE NOTES TO FINANCIAL STATEMENTS.

36   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2007

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2007        JPMORGAN U.S. EQUITY FUNDS   37

STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2007
(Amounts in thousands, except per share amounts)

	Diversified Fund
ASSETS:
Investments in non-affiliates, at value	$629,596
Investments in affiliates, at value	11,165
Total investment securities, at value	640,761
Cash	4,356
Foreign currency, at value	177
Receivables:
Investment securities sold	159,385
Fund shares sold	398
Interest and dividends	2,204
Tax reclaims	89
Variation margin on futures contracts	85
Unrealized appreciation on forward foreign currency exchange contracts	116
Outstanding swap contracts, at value	606
Prepaid expenses and other assets	—	(a)
Total Assets	808,177

LIABILITIES:
Payables:
Dividends	826
Investment securities purchased	192,487
Securities sold short, at value	37,571
Collateral for securities lending program	5,389
Fund shares redeemed	405
Unrealized depreciation on forward foreign currency exchange contracts	84
Outstanding options written, at fair value	10
Outstanding swap contracts, at value	659
Accrued liabilities:
Investment advisory fees	138
Administration fees	44
Shareholder servicing fees	69
Distribution fees	81
Custodian and accounting fees	54
Trustees’ and Chief Compliance Officer’s fees	9
Other	349
Total Liabilities	238,175
Net Assets	$570,002

SEE NOTES TO FINANCIAL STATEMENTS.

38   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2007

Diversified Fund
NET ASSETS:
Paid in capital	$448,703
Accumulated undistributed (distributions in excess of) net investment income	(240)
Accumulated net realized gains (losses)	32,852
Net unrealized appreciation (depreciation)	88,687
Total Net Assets	$570,002

Net Assets:
Class A	$159,579
Class B	69,996
Class C	5,015
Select Class	107,974
Institutional Class	227,438
Total	$570,002

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	10,174
Class B	4,462
Class C	320
Select Class	6,871
Institutional Class	14,484

Net Asset Value:
Class A — Redemption price per share	$15.68
Class B — Offering price per share (b)	15.69
Class C — Offering price per share (b)	15.68
Select Class — Offering and redemption price per share	15.71
Institutional Class — Offering and redemption price per share	15.70
Class A maximum sales charge	5.25%
Class A maximum public offering price per share (net asset value per share/100% – maximum sales charge)	$16.55

Cost of investments	$552,235
Market value of securities on loan	5,254
Cost of foreign currency	177
Premiums received from swaps	44
Premiums received from options written	28
Proceeds from securities sold short	37,545

(a)	Amount rounds to less than $1,000.

(b)	Redemption price for Class B and Class C Shares varies based on the length of time the shares were held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN U.S. EQUITY FUNDS   39

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2007
(Amounts in thousands)

Diversified Fund
INVESTMENT INCOME:
Interest income	$10,874
Dividend income	7,342
Dividend income from affiliates (a)	500
Income from securities lending (net)	22
Foreign taxes withheld	(191)
Total investment income	18,547

EXPENSES:
Investment advisory fees	3,140
Administration fees	574
Distribution fees:
Class A	368
Class B	684
Class C	35
Shareholder servicing fees:
Class A	368
Class B	228
Class C	11
Select Class	255
Institutional Class	226
Custodian and accounting fees	289
Interest expense	2
Professional fees	157
Trustees’ and Chief Compliance Officer’s fees	7
Printing and mailing costs	120
Registration and filing fees	83
Transfer agent fees	417
Other	21
Total expenses	6,985
Less amounts waived	(1,305)
Less earnings credits	(45)
Less reimbursements for legal matters	— (b)
Net expenses	5,635
Net investment income (loss)	12,912

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

40   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2007

Diversified Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	$53,442
Options written	1,049
Futures	(466)
Foreign currency transactions	(242)
Securities sold short	268
Swaps	(181)
Net realized gain (loss)	53,870
Change in net unrealized appreciation (depreciation) of:
Investments	17,786
Options written	(23)
Futures	(141)
Foreign currency translations	119
Securities sold short	(26)
Swaps	(74)
Change in net unrealized appreciation (depreciation)	17,641
Net realized/unrealized gains (losses)	71,511
Change in net assets resulting from operations	$84,423

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN U.S. EQUITY FUNDS   41

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	Year Ended 6/30/2007	Period Ended 6/30/2006 (a)	Year Ended 12/31/2005
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$12,912	$6,447	$12,696
Net realized gain (loss)	53,870	52,397	27,340
Change in net unrealized appreciation (depreciation)	17,641	(41,621)	(8,651)
Change in net assets resulting from operations	84,423	17,223	31,385

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(3,065)	(1,515)	(2,505)
From net realized gains	(4,312)	—	—
Class B
From net investment income	(1,293)	(903)	(1,739)
From net realized gains	(2,782)	—	—
Class C
From net investment income	(75)	(37)	(69)
From net realized gains	(136)	—	—
Select Class
From net investment income	(2,321)	(1,175)	(2,733)
From net realized gains	(2,948)	—	—
Institutional Class
From net investment income	(5,685)	(2,852)	(6,568)
From net realized gains	(6,754)	—	—
Total distributions to shareholders	(29,371)	(6,482)	(13,614)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(43,149)	(172,183)	248,977

NET ASSETS:
Change in net assets	11,903	(161,442)	266,748
Beginning of period	558,099	719,541	452,793
End of period	$570,002	$558,099	$719,541
Accumulated undistributed (distributions in excess of) net investment income	$(240)	$(347)	$(279)

(a)	The Fund changed its fiscal year end from December 31 to June 30.

SEE NOTES TO FINANCIAL STATEMENTS.

42   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2007

	Year Ended 6/30/2007	Period Ended 6/30/2006 (a)	Year Ended 12/31/2005
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$32,842	$14,196	$29,206
Shares issued in connection with Fund reorganization (Note 9)	—	—	115,144
Dividends reinvested	6,971	1,427	2,368
Cost of shares redeemed	(34,733)	(26,332)	(44,295)
Change in net assets from Class A capital transactions	$5,080	$(10,709)	$102,423
Class B
Proceeds from shares issued	$1,721	$1,069	$4,774
Shares issued in connection with Fund reorganization (Note 9)	—	—	160,005
Dividends reinvested	3,912	847	1,651
Cost of shares redeemed	(50,950)	(26,947)	(54,567)
Change in net assets from Class B capital transactions	$(45,317)	$(25,031)	$111,863
Class C
Proceeds from shares issued	$852	$198	$928
Shares issued in connection with Fund reorganization (Note 9)	—	—	5,797
Dividends reinvested	177	31	58
Cost of shares redeemed	(946)	(1,136)	(2,396)
Change in net assets from Class C capital transactions	$83	$(907)	$4,387
Select Class
Proceeds from shares issued	$17,635	$6,074	$19,395
Shares issued in connection with Fund reorganization (Note 9)	—	—	26,208
Dividends reinvested	4,393	955	2,276
Cost of shares redeemed	(22,439)	(36,636)	(61,278)
Change in net assets from Select Class capital transactions	$(411)	$(29,607)	$(13,399)
Institutional Class
Proceeds from shares issued	$17,642	$19,062	$96,176
Dividends reinvested	8,397	1,976	5,309
Cost of shares redeemed	(28,623)	(126,967)	(57,782)
Change in net assets from Institutional Class capital transactions	$(2,584)	$(105,929)	$43,703

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN U.S. EQUITY FUNDS   43

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
 (Amounts in thousands)

	Year Ended 6/30/2007	Period Ended 6/30/2006 (a)	Year Ended 12/31/2005
SHARE TRANSACTIONS:
Class A
Issued	2,152	987	2,138
Shares issued in connection with Fund reorganization (Note 9)	—	—	8,425
Reinvested	461	100	172
Redeemed	(2,310)	(1,833)	(3,229)
Change in Class A Shares	303	(746)	7,506
Class B
Issued	114	75	353
Shares issued in connection with Fund reorganization (Note 9)	—	—	11,714
Reinvested	259	59	121
Redeemed	(3,362)	(1,878)	(3,987)
Change in Class B Shares	(2,989)	(1,744)	8,201
Class C
Issued	55	14	68
Shares issued in connection with Fund reorganization (Note 9)	—	—	424
Reinvested	12	2	5
Redeemed	(63)	(79)	(175)
Change in Class C Shares	4	(63)	322
Select Class
Issued	1,159	421	1,420
Shares issued in connection with Fund reorganization (Note 9)	—	—	1,915
Reinvested	290	67	165
Redeemed	(1,488)	(2,562)	(4,478)
Change in Select Class Shares	(39)	(2,074)	(978)
Institutional Class
Issued	1,160	1,327	7,118
Reinvested	555	138	385
Redeemed	(1,862)	(8,899)	(4,262)
Change in Institutional Class Shares	(147)	(7,434)	3,241

(a)	The Fund changed its fiscal year end from December 31 to June 30.

SEE NOTES TO FINANCIAL STATEMENTS.

44   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2007

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2007        JPMORGAN U.S. EQUITY FUNDS   45

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Class A
Year Ended June 30, 2007	$14.24	$0.32		$1.89	$2.21	$(0.31)	$(0.46)	$(0.77)
January 1, 2006 through June 30, 2006 (d)	14.04	0.14	(f)	0.21	0.35	(0.15)	—	(0.15)
Year Ended December 31, 2005	13.73	0.23	(f)	0.32	0.55	(0.24)	—	(0.24)
Year Ended December 31, 2004	12.79	0.17	(f)	0.96	1.13	(0.19)	—	(0.19)
March 24, 2003 (e) through December 31, 2003	10.77	0.09	(f)	2.06	2.15	(0.13)	—	(0.13)

Class B
Year Ended June 30, 2007	14.23	0.24		1.91	2.15	(0.23)	(0.46)	(0.69)
January 1, 2006 through June 30, 2006 (d)	14.03	0.11	(f)	0.21	0.32	(0.12)	—	(0.12)
Year Ended December 31, 2005	13.72	0.16	(f)	0.32	0.48	(0.17)	—	(0.17)
Year Ended December 31, 2004	12.79	0.08	(f)	0.96	1.04	(0.11)	—	(0.11)
March 24, 2003 (e) through December 31, 2003	10.77	0.03	(f)	2.06	2.09	(0.07)	—	(0.07)

Class C
Year Ended June 30, 2007	14.23	0.24		1.91	2.15	(0.24)	(0.46)	(0.70)
January 1, 2006 through June 30, 2006 (d)	14.03	0.11	(f)	0.21	0.32	(0.12)	—	(0.12)
Year Ended December 31, 2005	13.72	0.16	(f)	0.32	0.48	(0.17)	—	(0.17)
Year Ended December 31, 2004	12.80	0.08	(f)	0.95	1.03	(0.11)	—	(0.11)
March 24, 2003 (e) through December 31, 2003	10.77	0.03	(f)	2.07	2.10	(0.07)	—	(0.07)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	The Fund changed its fiscal year end from December 31 to June 30.
(e)	Commencement of offering of class of shares.
(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

46   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$15.68	15.79%	$159,579	1.14%	2.11%	1.34%	218%
14.24	2.51	140,537	1.14	2.01	1.42	127
14.04	4.04	149,015	1.14	1.65	1.30	214
13.73	8.94	42,711	1.25	1.32	1.63	242
12.79	20.00	46,000	1.25	1.04	1.70	210

15.69	15.30	69,996	1.65	1.57	1.84	218
14.23	2.24	106,044	1.65	1.49	1.92	127
14.03	3.49	128,985	1.65	1.16	1.79	214
13.72	8.16	13,641	1.93	0.63	2.13	242
12.79	19.42	14,000	1.93	0.35	2.20	210

15.68	15.32	5,015	1.65	1.60	1.84	218
14.23	2.24	4,489	1.65	1.49	1.92	127
14.03	3.50	5,314	1.65	1.15	1.79	214
13.72	8.10	786	1.93	0.65	2.13	242
12.80	19.48	1,000	1.93	0.36	2.20	210

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN U.S. EQUITY FUNDS   47

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Select Class
Year Ended June 30, 2007	$14.26	$0.36		$1.90	$2.26	$(0.35)	$(0.46)	$(0.81)
January 1, 2006 through June 30, 2006 (d)	14.06	0.16	(e)	0.21	0.37	(0.17)	—	(0.17)
Year Ended December 31, 2005	13.75	0.25	(e)	0.33	0.58	(0.27)	—	(0.27)
Year Ended December 31, 2004	12.81	0.22	(e)	0.96	1.18	(0.24)	—	(0.24)
Year Ended December 31, 2003	10.76	0.16	(e)	2.07	2.23	(0.18)	—	(0.18)
Year Ended December 31, 2002	12.65	0.20	(e)	(1.87)	(1.67)	(0.22)	—	(0.22)

Institutional Class
Year Ended June 30, 2007	14.25	0.40		1.89	2.29	(0.38)	(0.46)	(0.84)
January 1, 2006 through June 30, 2006 (d)	14.05	0.18	(e)	0.21	0.39	(0.19)	—	(0.19)
Year Ended December 31, 2005	13.74	0.29	(e)	0.33	0.62	(0.31)	—	(0.31)
Year Ended December 31, 2004	12.80	0.25	(e)	0.96	1.21	(0.27)	—	(0.27)
Year Ended December 31, 2003	10.76	0.19	(e)	2.07	2.26	(0.22)	—	(0.22)
Year Ended December 31, 2002	12.65	0.25	(e)	(1.89)	(1.64)	(0.25)	—	(0.25)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	The Fund changed its fiscal year end from December 31 to June 30.
(e)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

48   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$15.71	16.11%	$107,974	0.89%	2.36%	1.09%	218%
14.26	2.63	98,539	0.89	2.25	1.17	127
14.06	4.28	126,285	0.89	1.86	1.04	214
13.75	9.28	136,990	0.91	1.65	1.11	242
12.81	20.90	140,000	0.91	1.42	1.09	210
10.76	(13.22)	270,000	0.91	1.72	1.08	232

15.70	16.39	227,438	0.65	2.60	0.94	218
14.25	2.76	208,490	0.65	2.50	1.02	127
14.05	4.54	309,942	0.65	2.09	0.88	214
13.74	9.55	258,665	0.65	1.90	0.94	242
12.80	21.20	281,000	0.65	1.68	0.93	210
10.76	(13.00)	255,000	0.65	1.98	0.91	232

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN U.S. EQUITY FUNDS   49

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2007

1. Organization

JPMorgan Trust I (“JPM I”) (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

Classes Offered
Diversified Fund	Class A, Class B, Class C, Select Class and Institutional Class

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge. Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Select Class and Institutional Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to contingent deferred sales charges as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in les s than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, th e Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset value.

B. Restricted and Illiquid Securities — The Fund may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The market value and percentage of net assets of illiquid securities as of June 30, 2007 was approximately $1,792,000 and 0.3%, respectively.

C. Repurchase Agreements — The Fund may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Fund requires that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Fund to obtain the collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

50   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2007

D. Futures Contracts — The Fund may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Fund realizes a gain or loss.

Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade.

Index futures contracts are used to control the asset mix of the portfolio in the most efficient manner, allowing a Fund to adjust country exposures while incurring minimal transaction costs. Short index futures contracts are used for hedging purposes, i.e. to reduce the exposure to equities. Long index futures contracts are used to gain exposure to equities, when it is anticipated that this will be more efficient than buying stocks directly.

As of June 30, 2007, the Fund had outstanding futures contracts as listed on its Schedule of Portfolio Investments.

E. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

F. Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage a Fund’s exposure to foreign currency exchange fluctuations. The Fund may also enter in forward foreign currency exchange contracts in an attempt to generate gains to the Fund. The values of the forward foreign currency exchange contracts are adjusted daily by reference to the applicable exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund 46;s basis in the contract. The Fund is subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

As of June 30, 2007, the Fund had outstanding forward foreign currency exchange contracts as listed on its Schedule of Portfolio Investments.

G. Written Options — When the Fund writes an option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the written option and the change is recorded as an unrealized gain or loss. When a written option expires on its stipulated expiration date, or when a closing transaction is entered into, the related liability is extinguished and the Fund realizes a gain or loss contingent on whether the cost of the closing transaction exceeds the premium received when the option was written. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the sec urity.

The Fund writes options on securities, futures and interest rate swaps (“swaptions”). These options are settled for cash. Call options subject the Fund to unlimited risk of loss. Put options subject the Fund only to the extent of the value of the underlying security. The Fund, however, is not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

JUNE 30, 2007        JPMORGAN U.S. EQUITY FUNDS   51

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2007 (continued)

As of June 30, 2007, the Fund had written options contracts outstanding as listed on its Schedule of Portfolio Investments. Transactions in written options during the year ended June 30, 2007 were as follows (amounts in thousands, except number of contracts):

	Number of Contracts	Premiums Received	Notional Value	Premiums Received
Options outstanding at June 30, 2006	148	$30	$89,215	$1,322
Options written	1,296	253	369,991	3,568
Options expired	—	—	(13,350)	(30)
Options terminated in closing purchase transactions	(1,228)	(255)	(445,856)	(4,860)
Options outstanding at June 30, 2007	216	$28	$—	$—

H. Swaps — The Fund may engage in various swap transactions, including forward rate agreements, interest rate, currency, fixed income, index and total return swaps, primarily to manage duration and yield curve risk on the fixed income portion of its portfolio, or as alternatives to direct investments. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

Spread-lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and a reference rate.

The Fund may also engage in credit default contracts which involve the exchange of a periodic premium for protection against a defined credit event (such as payment default or bankruptcy). Under the terms of the contract, one party acts as a guarantor receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the contract. The Fund may enter into credit default contracts in which it or its counterparties act as guarantors. By acting as the guarantor of the contract, the Fund assumes the market and credit risk of the underlying instrument (the “Referenced Obligation”) including liquidity and loss of value which may exceed the value of the swap contract shown in the Statement of Assets and Liabilities. In the event that the Referenced Obliga tion matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term.

Premiums paid to or by the Fund are accrued daily and included in realized gain (loss) on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the contracts.

As of June 30, 2007, the Fund had outstanding swap agreements as listed on its Schedule of Portfolio Investments.

I. Short Sales — The Fund may engage in short sales (selling securities it does not own in anticipation of a decline in the market value of the security) as part of its normal investment activities. These short sales are collateralized by cash deposits and securities. The collateral required is determined daily by reference to the market value of the short positions. The Fund is subject to risk of loss if the applicable counterparty broker were to fail to perform its obligations under the contractual terms. Dividend expense on securities sold short is treated as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amount shown in the accompanying Statement of Assets and Liabilities. The Fund will incur a loss if the p rice of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates.

As of June 30, 2007, the Fund had short sales as listed on its Schedule of Portfolio Investments.

J. Commitments — The Fund may enter into commitments to buy and sell investments to settle on future dates as part of its normal investment activities. These commitments are reported at market value in the financial statements. Credit risks exist on these commitments to the extent of any difference between the sales price and current market value of the underlying securities sold. Market risk exists on these

52   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2007

commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

K. Dollar Rolls — The Fund may enter into dollar rolls, principally using To Be Announced (“TBA”) securities, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities at an agreed-upon price on a fixed date. The Fund accounts for such dollar rolls as purchases and sales and receives compensation as consideration for entering into the commitment to repurchase. The Fund must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

The Fund had TBA Dollar Rolls outstanding as of June 30, 2007, which are included in Receivables for Investment securities sold and Payables for Investment securities purchased on the Statement of Assets and Liabilities. The Fund segregates assets with a current value at least equal to the amount of its TBA Dollar Rolls.

L. Securities Lending — To generate additional income, the Fund may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (“U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB, acting as agent for the Fund, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Fund retains the interest on cash collateral investments but is required to pay the borrower a portion of such interest for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Fund. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. For the year ended June 30, 2007, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of the non-U.S. securities, respectively.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

As of June 30, 2007, the Fund had securities with the following market values on loan, received the following collateral and for the period then ended, paid the following amounts to related party affiliates (amounts in thousands):

Lending Agent Fees Paid	Market Value of Collateral	Market Value of Loaned Securities
$3	$5,389	$5,254

M. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income expense on securities sold short less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

Purchases of TBA, when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Fund’s policy to segregate assets with a current value at least equal to the amount of its TBA, when-issued or delayed delivery purchase commitments.

JUNE 30, 2007        JPMORGAN U.S. EQUITY FUNDS   53

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2007 (continued)

N. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

O. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

P. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Q. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

Paid-in-capital	Accumulated Underdistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) On Investments
$(4)	$(366)	$370

The reclassifications relate primarily to differences in character for tax purposes of swap contract gains and losses, foreign currency gains and losses, investments in real estate investment trusts, foreign futures contracts and passive foreign investment company gains and losses.

R. New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management continues to evaluate the application of the Interpretation to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Fund’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Fund’s average daily net assets at an annual fee rate of 0.55%.

The Advisor waived Investment Advisory fees as outlined in Note 3.F.

The Fund may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Fund in an amount sufficient to offset any doubling up of these fees related to the Fund’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisor or its affiliates.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the year ended June 30, 2007, was approximately $17,000.

54   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2007

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class B	Class C
0.25%	0.75%	0.75%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A and the contingent deferred sales charges (“CDSC”) from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2007, the Distributor retained the following amounts (in thousands):

Front End Sales Charge	CDSC
$6	$87

D.  Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class B	Class C	Select Class	Institutional Class
0.25%	0.25%	0.25%	0.25%	0.10%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense on short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class B	Class C	Select Class	Institutional Class
1.14%	1.65%	1.65%	0.89%	0.65%

The contractual expense limitation agreements were in effect for the year ended June 30, 2007. The expense limitation percentages for the Fund in the table above are in place until at least October 31, 2007.

JUNE 30, 2007        JPMORGAN U.S. EQUITY FUNDS   55

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2007 (continued)

For the year ended June 30, 2007, the Fund’s service providers waived fees for the Fund as follows (amounts in thousands). None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total
$992	$62	$251	$1,305

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the period, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker/dealers. For the period ended June 30, 2007, the Fund incurred less than $1,000 of brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2007, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$1,276,108	$1,287,638	$42,906	$51,881

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2007, were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$555,751	$91,832	$6,822	$85,010

For the Fund, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals, return of capital from investments in real estate investment trusts, and mark to market on options purchased and passive foreign investment companies.

The tax character of distributions paid during the fiscal year ended June 30, 2007 was as follows (amounts in thousands):

Total Distributions Paid From:
Ordinary Income	Net Long term Capital gains	Total Distributions Paid
$12,439	$16,932	$29,371

56   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2007

The tax character of distributions paid for the period January 1, 2006 to June 30, 2006 was as follows (amounts in thousands):

Total Distributions Paid From:
Ordinary Income	Net Long term Capital gains	Total Distributions Paid
$6,482	$—	$6,482

The tax character of distributions paid during the fiscal year ended December 31, 2005 was as follows (amounts in thousands):

Total Distributions Paid From:
Ordinary Income	Net Long term Capital gains	Total Distributions Paid
$13,614	$—	$13,614

At June 30, 2007, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

Current Distributable Ordinary Income	Current Distributable Long-term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$13,068	$26,950	$85,242

For the Fund, cumulative timing differences primarily consist of wash sale loss deferrals, return of capital from investments in real estate investment trusts, deferred compensation, distributions payable, mark to market of futures contracts, post October loss deferrals, limitations on capital loss carryforwards acquired from mergers, and mark to market of forward contracts, options, passive foreign investment companies and straddle loss deferrals.

As of June 30, 2007, the Fund had net capital loss carryforwards, which are available to offset future realized gains (amounts in thousands):

2010	Total
$2,726	$2,726

The above capital loss carryover relates to losses acquired from J.P. Morgan Balanced Fund and may be limited under the Internal Revenue code sections 381–384.

During the year ended June 30, 2007, the Fund utilized capital loss carryforwards of approximately $8,269,000.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2007, the Fund deferred to July 1, 2007 post October currency losses of approximately $369,000.

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because they are investment companies in the same “group of investment companies” (as defined in Section 12(d )(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 20, 2007.

The Fund had no outstanding borrowings from another fund or from the unsecured, uncommitted credit Facility at June 30, 2007. Average borrowings for the year ended June 30, 2007, were as follows (amounts in thousands):

Average Borrowings	Number of Days Outstanding	Interest Paid
$2,490	6	$2

JUNE 30, 2007        JPMORGAN U.S. EQUITY FUNDS   57

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2007 (continued)

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

From time to time, the Fund’s investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Fund’s outstanding shares. Investment activities on behalf of these shareholders could impact the Fund.

The ability of the issuers of debt, asset-backed and mortgage-backed securities, along with counterparties to swap and option agreements, to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed and mortgage-backed securities can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

The Fund is subject to the risk that should the Fund decide to sell an illiquid investment when a ready buyer is not available at a price the Fund deems representative of its value, the value of the Fund’s net assets could be adversely affected.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (BOIA), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (the SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the SEC Order) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and form er shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defe ndants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

In addition, on August 30, 2005, the commissioner of the West Virginia Securities Division entered a Summary Cease and Desist Order and Notice of Right to Hearing with respect to JPMorgan Investment Advisors Inc. and JPMorgan Chase & Co. In June 2007, the matter, which generally related to the same facts that were the subject of the SEC Order and NYAG settlement discussed above, was settled, and the West Virginia Order will be vacated.

As noted above, the settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settle ment with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. To the extent that a Reduced Rate Fund merges into another Fund, the Reduced Rate is required to carry forward and apply with respect to the acquiring Fund.

The Diversified Fund, which acquired the assets of a former One Group Mutual Fund, will be reimbursed for all costs associated with these matters to ensure that the Fund or its successor incurs no expenses as it relates to the matters described above. A portion of these reimbursements may be from related parties.

58   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2007

9. Business Combinations

On August 19, 2004, the Board of Trustees of the JPMorgan Funds, and on August 12, 2004, the Board of Trustees of the One Group Mutual Funds, each approved management’s proposal to merge funds as follows:

TARGET FUND	ACQUIRING FUND
One Group Balanced Fund	JPMorgan Diversified Fund

After shareholder approval was obtained, the merger was effective after the close of business February 18, 2005. The Acquiring Fund acquired all of the assets and liabilities of the corresponding Target Fund as shown in the table below. The merger transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of reorganization, shareholders of the Target Fund received a number of shares of the corresponding class in the Acquiring Fund with a value equal to their holdings in the Target Fund as of the close of business on date of the reorganization.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation immediately before and after the reorganization (amounts in thousands, except per share amounts):

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation
Target Fund
One Group Balanced Fund				$35,804
Class A	8,893	$115,144	$12.95
Class B	12,300	160,005	13.01
Class C	446	5,797	12.99
Select Class	2,026	26,208	12.94

Acquiring Fund
JPMorgan Diversified Fund				78,869
Class A	3,093	42,273	13.67
Class B	965	13,173	13.66
Class C	55	745	13.66
Select Class	10,242	140,208	13.69
Institutional Class	18,978	259,640	13.68

Post Reorganization
JPMorgan Diversified Fund				114,673
Class A	11,518	157,417	13.67
Class B	12,679	173,178	13.66
Class C	479	6,542	13.66
Select Class	12,157	166,416	13.69
Institutional Class	18,978	259,640	13.68

JUNE 30, 2007        JPMORGAN U.S. EQUITY FUNDS   59

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of JPMorgan Trust I:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Diversified Fund (hereafter collectively referred to as the “Fund”) at June 30, 2007, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financi al statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
August 23, 2007

60   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2007

TRUSTEES
(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	140	None.
Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	140	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	140	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	140
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	140	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	140	None.
Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	140	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	140	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

JUNE 30, 2007        JPMORGAN U.S. EQUITY FUNDS   61

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Fund	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	140	Director, American University in Cairo.
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	140	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	140	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	140	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	140
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (140 funds).
*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.
The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

62   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2007

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Stephen M. Benham (1959), Secretary (2005)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004.
Stephanie J. Dorsey (1969), Treasurer (2005)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2005)*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; from 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Ellen W. O’Brien (1957), Assistant Secretary (2005)**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.
Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971) Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.
*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.
**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston, MA 02108.

JUNE 30, 2007        JPMORGAN U.S. EQUITY FUNDS   63

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment at Beginning of Period
June 30, 2007

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2007, and continued to hold your shares at the end of the reporting period, June 30, 2007.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in co mparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2007	Ending Account Value, June 30, 2007	Expenses Paid During Period January 1 to June 30, 2007*	Annualized Expense Ratio
Diversified Fund
Class A
Actual	$1,000.00	$1,055.50	$5.81	1.14%
Hypothetical	1,000.00	1,019.14	5.71	1.14
Class B
Actual	1,000.00	1,055.20	8.41	1.65
Hypothetical	1,000.00	1,016.61	8.25	1.65
Class C
Actual	1,000.00	1,053.00	8.40	1.65
Hypothetical	1,000.00	1,016.61	8.25	1.65
Select Class
Actual	1,000.00	1,058.70	4.54	0.89
Hypothetical	1,000.00	1,020.38	4.46	0.89
Institutional Class
Actual	1,000.00	1,060.00	3.32	0.65
Hypothetical	1,000.00	1,021.57	3.26	0.65

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

64   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2007

TAX LETTER
(Unaudited)

Certain tax information for the JPMorgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2007. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2007. The information necessary to complete your income tax returns for the calendar year ending December 31, 2007 will be received under separate cover.

Dividends Received Deductions (DRD)

19.83% of ordinary income distributions qualified for the 70% dividend received deduction for corporate shareholders for the Fund’s fiscal year ended June 30, 2007.

Long Term Capital Gain Designation — 15%

The Fund hereby designates $16,932 as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended June 30, 2007 (amounts in thousands).

Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2007, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Diversified Fund	$12,439

JUNE 30, 2007        JPMORGAN U.S. EQUITY FUNDS   65

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. June 2007.	AN-DIV-607

ANNUAL REPORT JUNE 30, 2007

JPMorgan Funds

Intrepid

Funds

JPMorgan Intrepid America Fund
JPMorgan Intrepid Growth Fund
JPMorgan Intrepid Long/Short Fund
JPMorgan Intrepid Mid Cap Fund
JPMorgan Intrepid Multi Cap Fund
JPMorgan Intrepid Value Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Intrepid America Fund	2
JPMorgan Intrepid Growth Fund	4
JPMorgan Intrepid Long/Short Fund	6
JPMorgan Intrepid Mid Cap Fund	8
JPMorgan Intrepid Multi Cap Fund	10
JPMorgan Intrepid Value Fund	12
Schedules of Portfolio Investments	14
Financial Statements	38
Financial Highlights	54
Notes to Financial Statements	68
Report of Independent Registered Public Accounting Firm	77
Trustees	78
Officers	80
Schedule of Shareholder Expenses	81
Tax Letter	84

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 6, 2007 (Unaudited)

Dear Shareholder:

We are pleased to present this annual report for the JPMorgan Intrepid Funds for the 12 months ended June 30, 2007. Inside, you’ll find information detailing the performance of the Funds along with reports from the portfolio managers.

“Residential construction activity has declined significantly within the last year, and we continue to look for weakness in housing-related employment and consumer spending.”

The 12-month period began with the financial markets absorbing the 17th consecutive interest-rate increase from the Federal Reserve (Fed). That 25-basis point (bp) hike, initiated on June 29, 2006, lifted the fed funds target to 5.25%, where it remained for the next 12 months.

After the Fed’s decision to halt its rate-tightening campaign in August 2006, the financial markets initially speculated that the Fed’s next move would be an easing. A sharp slowdown in the housing market combined with declines in manufacturing activity had triggered the Fed’s pause, and investors anticipated that the resulting slowdown in gross domestic product (GDP) growth would prompt a rate cut.

This sentiment slowly unraveled throughout the rest of the year, though, as the Fed remained on hold. The economy had its ups and downs, but generally held up better than most observers expected, which reduced the chances for a change in monetary policy. What’s more, inflation pressures continued to irritate the Fed and diminish the prospects for a rate cut.

Stocks roll over roadblocks

Nevertheless, no challenge seemed too great for the U.S. stock market — not the sharp, but short-lived, China-market-inspired correction of late February; not the anemic first-quarter 2007 GDP growth rate of 0.7%; not the growing fallout from housing-market weakness; not the increasing default rate tied to the sub-prime mortgage market; and not the Fed’s persistent inflation warnings.

Despite these obstacles, the U.S. stock market posted strong returns for the 12-month period. U.S. stocks, as measured by the S&P 500 Index, posted a return of 20.59% for the one-year period. Among the capitalization universes, the Russell Midcap Index was the top performer, returning 20.83% for the period. Large-cap stocks followed, with a return of 20.43%, as measured by the Russell 1000 Index, while the small-cap Russell 2000 Index returned 16.43%. In terms of style, there was only a modest difference in the performance of value stocks versus growth stocks. Overall, value stocks maintained a slight performance edge in the large- and mid-cap universes, while growth stocks prevailed in the small-cap universe.

Investors generally pointed to abundant liquidity and robust merger-and-acquisition activity, including private equity deals, as drivers of stock market gains. In addition, optimism regarding continued, albeit slow, economic growth, a healthy global economy, higher-than-expected corporate earnings growth, and modest core inflation data provided support.

Volatility resurfaces

A bout of volatility late in the fiscal year reminded investors of the challenges lingering in the market. Rising bond yields and anxiety regarding credit quality helped push stock market returns into negative territory during June.

In early June, the re-rating of U.S. growth prospects caused Treasury yields to move sharply higher, and significant losses for two Bear Stearns structured-credit hedge funds led to jitters regarding credit quality in the leveraged and sub-investment-grade loan markets. Furthermore, although the fed funds target remained unchanged, the Fed affirmed a tightening bias. The market changed its expectations for future Fed policy. Whereas market participants previously had expected the Fed to cut rates during the second half of 2007, it ended the period convinced that the Fed would remain on hold for the rest of the year.

Economy continues to grow, but at a sub-par pace

Overall, economic growth should remain at a below-trend pace of approximately 2.1% for 2007 as a whole. Residential construction activity has declined significantly over the last year, and we continue to look for weakness in housing-related employment and consumer spending. Although this may lead to some periods of unease ahead, we would view such spillovers as positive from a long-term perspective, because they would provide a conclusive arrest of the inflation threat and a decisive shift in the Fed’s monetary policy bias.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

JUNE 30, 2007        JPMORGAN INTREPID FUNDS   1

JPMorgan Intrepid America Fund

FUND COMMENTARY
AS OF JUNE 30, 2007 (Unaudited)

FUND FACTS

Fund Inception	February 28, 2003
Fiscal Year End	June 30
Net Assets as of 6/30/2007 (In Thousands)	$6,178,457
Primary Benchmark	Russell 1000 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Intrepid America Fund, which seeks to provide long-term capital growth, returned 18.93%* (Select Class Shares) over the 12 months ended June 30, 2007, compared to the 20.43% return for the Russell 1000 Index over the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period as the momentum factors employed by the behavioral finance process hindered relative results, while the value factors had a positive impact on performance.

Performance was negatively impacted by the financials and information technology sectors. Results in financials were hurt by the initial shakeout in the sub-prime mortgage business. Stagnant home prices combined with rising delinquencies on sub-prime mortgages have sparked concerns throughout the credit markets. Within the information technology sector, poor stock selection in the technology hardware and equipment industry detracted from results. In particular, communication equipment manufacturers have reported weaker-than-expected sales of wireless handsets.

Despite the Fund’s relative return, performance was positively impacted by the materials and healthcare sectors. Within the materials sector, metals companies posted better-than-expected quarterly earnings driven by robust demand. Performance in the healthcare sector was helped by strong stock selection in the pharmaceutical and biotechnology industry. The Fund’s relative results were aided after drugmakers revealed positive data for their respective newest diabetes drugs at the annual meeting of the American Diabetes Association.

Q:	HOW WAS THE FUND MANAGED?

A:	The investment philosophy of the Intrepid America Fund is based on behavioral finance theory. Behavioral finance theorizes that investors are consistently irrational in making many investment decisions, indicating that investor behavior can be affected by psychological biases and emotional reactions. This gives rise to market anomalies where stocks with specific characteristics, such as value and momentum, may substantially outperform. On average, fast-growing less expensive stocks with improving earnings expectations and good news flow outperform slow growing expensive stocks with bad news flow.

As with any diversified portfolio, the stocks held are exposed to the potential upside and downside risks of market news and security-specific information. The Intrepid America Fund seeks to capitalize on these persistent market inefficiencies driven by investor irrationality and to maximize long-term capital growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	4.1%
2.	AT&T, Inc.	2.7
3.	Chevron Corp.	2.2
4.	Pfizer, Inc.	2.2
5.	International Business Machines Corp.	2.1
6.	Altria Group, Inc.	2.0
7.	Hewlett-Packard Co.	1.8
8.	Merck & Co., Inc.	1.8
9.	Wells Fargo & Co.	1.7
10.	Morgan Stanley	1.6

PORTFOLIO COMPOSITION***

Financials	20.9%
Information Technology	14.9
Industrials	11.3
Health Care	11.2
Energy	10.8
Consumer Discretionary	10.8
Consumer Staples	7.5
Telecommunication Services	4.1
Utilities	4.0
Materials	3.8
Short-Term Investment	0.7

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments as of June 30, 2007. The Fund’s composition is subject to change.

2   JPMORGAN INTREPID FUNDS        JUNE 30, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2007

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
Class A Shares	2/19/05
Without Sales Charge		18.67%	14.33%	19.15%
With Sales Charge*		12.44	12.30	17.67
CLASS C SHARES	2/19/05
Without CDSC		18.03	13.85	18.80
With CDSC**		17.03	13.85	18.80
CLASS R SHARES	5/15/06	19.19	14.62	19.35
SELECT CLASS SHARES	2/28/03	18.93	14.54	19.29

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/03 TO 6/30/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2003.

Returns for Class A, Class C and R Class Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class C Shares would have been lower than shown because Class A and Class C Shares have higher expenses than Select Class Shares. The actual returns of R Class Shares would have been different than those shown because R Class Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid America Fund, Russell 1000 Index, and Lipper Large-Cap Core Funds Index from February 28, 2003 to June 30, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Index is an unmanaged index, which measures the performance of the 1,000 largest companies (on the basis of capitalization) in the Russell 3000 Index. The Lipper Large-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Subsequent to the inception of the Fund through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2007        JPMORGAN INTREPID FUNDS   3

JPMorgan Intrepid Growth Fund

FUND COMMENTARY
AS OF JUNE 30, 2007 (Unaudited)

FUND FACTS

Fund Inception	February 28, 2003
Fiscal Year End	June 30
Net Assets as of 6/30/2007 (In Thousands)	$2,221,568
Primary Benchmark	Russell 1000 Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Intrepid Growth Fund, which seeks to provide long-term capital growth, returned 18.27%* (Select Class Shares) over the 12 months ended June 30, 2007, compared to the 19.04% return for the Russell 1000 Growth Index over the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period as the momentum factors employed by the behavioral finance process hindered relative results, while the value factors had a positive impact on performance. Stock selection leads the strategy to buy attractively valued stocks with strong momentum.

Performance was negatively impacted by the financials and information technology sectors. Results in financials were hurt by the initial shakeout in the sub-prime mortgage business. Stagnant home prices combined with rising delinquencies on sub-prime mortgages have sparked concerns throughout the credit markets. Within the information technology sector, poor stock selection in the technology hardware and equipment industry detracted from results. In particular, communication equipment manufacturers have reported weaker-than-expected sales of wireless handsets.

Despite the Fund’s relative return, performance was positively impacted by the materials and healthcare sectors. Within the materials sector, metals companies posted better-than-expected quarterly earnings driven by robust demand. Performance in the healthcare sector was helped by strong stock selection in the pharmaceutical and biotechnology industry. The Fund’s relative results were also aided after drugmakers revealed positive data for their respective newest diabetes drugs at the annual meeting of the American Diabetes Association.

Q:	HOW WAS THE FUND MANAGED?

A:	The investment philosophy of the Intrepid Growth Fund is based on behavioral finance theory. Behavioral finance theorizes that investors are consistently irrational in making many investment decisions, indicating that investor behavior can be affected by psychological biases and emotional reactions. This gives rise to market anomalies where stocks with specific characteristics, such as value and momentum, may substantially outperform. On average, fast-growing less expensive stocks with improving earnings expectations and good news flow outperform slow growing expensive stocks with bad news flow.

As with any diversified portfolio, the stocks held are exposed to the potential upside and downside risks of market news and security-specific information. The Intrepid Growth Fund seeks to capitalize on these persistent market inefficiencies driven by investor irrationality and to maximize long-term capital growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	International Business Machines Corp.	3.0%
2.	Hewlett-Packard Co.	2.7
3.	Apple, Inc.	2.5
4.	Exxon Mobil Corp.	2.4
5.	Merck & Co., Inc.	2.3
6.	Oracle Corp.	2.2
7.	Abbott Laboratories	2.0
8.	Goldman Sachs Group, Inc. (The)	1.9
9.	Schering-Plough Corp.	1.7
10.	Honeywell International, Inc.	1.6

PORTFOLIO COMPOSITION***

Information Technology	26.2%
Health Care	15.8
Industrials	13.1
Consumer Discretionary	12.9
Consumer Staples	9.2
Energy	8.1
Financials	7.5
Materials	3.2
Utilities	1.7
Short-Term Investment	1.2
Telecommunication Services	1.1

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments as of June 30, 2007. The Fund’s composition is subject to change.

4   JPMORGAN INTREPID FUNDS        JUNE 30, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2007

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	2/19/05
Without Sales Charge		17.97%	11.34%	16.53%
With Sales Charge*		11.80	9.36	15.10
CLASS C SHARES	2/19/05
Without CDSC		17.32	10.88	16.19
With CDSC**		16.32	10.88	16.19
R CLASS SHARES	5/15/06	18.46	11.61	16.73
SELECT CLASS SHARES	2/28/03	18.27	11.55	16.69

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/03 TO 6/30/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2003.

Returns for Class A, Class C and R Class Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class C Shares would have been lower than shown because Class A and Class C Shares have higher expenses than Select Class Shares. The actual returns of R Class Shares would have been different than those shown because R Class Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Growth Fund, Russell 1000 Growth Index, and Lipper Large-Cap Growth Funds Index from February 28, 2003 to June 30, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Growth Index is an unmanaged index, which measures the performance of those Russell 1000 companies with higher price to book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Subsequent to the inception of the Fund through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2007        JPMORGAN INTREPID FUNDS   5

JPMorgan Intrepid Long/Short Fund

FUND COMMENTARY
AS OF JUNE 30, 2007 (Unaudited)

FUND FACTS

Fund Inception	January 31, 2006
Fiscal Year End	June 30
Net Assets as of 6/30/2007 (In Thousands)	$64,547
Primary Benchmark	Russell 1000 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Intrepid Long/Short Fund, which seeks to provide long-term capital appreciation, returned 18.97%* (Select Class Shares) over the 12 months ended June 30, 2007, compared to the 20.43% return for the Russell 1000 Index over the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period as the momentum factors employed by the behavioral finance process hindered relative results, while the value factors had a positive impact on performance.

During the period, the positive impact provided by the stock selection in our long positions was negated by the effect of poor stock selection in our short positions. At the sector level, the financials and information technology sectors were the top detractors from the Fund’s relative results. Performance in the financials sector was negatively impacted by both our long and short positions. Results in financials were hurt by the initial shakeout in the sub-prime mortgage business. Stagnant home prices combined with rising delinquencies on sub-prime mortgages have sparked concerns throughout the credit markets. Within information technology, poor stock selection among our long positions in the technology hardware and equipment industry hurt results. Communication equipment manufacturers have reported weaker-than-expected sales of wireless handsets.

Despite the Fund’s relative return, performance was positively impacted by our long positions in the energy and consumer staples sectors. Performance in the energy sector was helped by strong stock selection in addition to a rally of crude-oil prices. Crude-oil prices rose as a result of the potential ramifications of geopolitical tension in Nigeria coupled with low gasoline supplies heading into summer. Within the consumer staples sector, shares of the personal products companies within the food and personal products industry were aided by stronger-than-expected sales. The food and personal goods industry is equally attractive on both our value and momentum factors.

Q:	HOW WAS THE FUND MANAGED?

A:	The investment philosophy of the Intrepid Long/Short Fund is based on behavioral finance theory. Behavioral finance theorizes that investors are consistently irrational in making many investment decisions, indicating that investor behavior can be affected by psychological biases and emotional reactions. This gives rise to market anomalies where stocks with specific characteristics, such as value and momentum, may substantially outperform. On average, fast-growing less expensive stocks with improving earnings expectations and good news flow outperform slow-growing expensive stocks with bad news flow.

As with any diversified portfolio, the stocks held are exposed to the potential upside and downside risks of market news and security-specific information. The Intrepid Long/Short Fund seeks to capitalize on persistent market inefficiencies driven by investor irrationality and to maximize long-term capital growth.

TOP TEN LONG POSITIONS OF THE PORTFOLIO***

1.	AT&T, Inc.	1.2%
2.	Qwest Communications International, Inc.	1.2
3.	International Business Machines Corp.	1.1
4.	Hewlett-Packard Co.	1.1
5.	Xerox Corp.	1.0
6.	Chevron Corp.	1.0
7.	Marathon Oil Corp.	1.0
8.	Kroger Co. (The)	1.0
9.	Exxon Mobil Corp.	1.0
10.	Occidental Petroleum Corp.	1.0

LONG POSITIONS PORTFOLIO COMPOSITION***

Financials	18.5%
Information Technology	17.7
Energy	13.5
Consumer Discretionary	10.8
Health Care	10.3
Industrials	9.9
Consumer Staples	7.5
Telecommunication Services	4.2
Materials	4.1
Utilities	3.3
Short-Term Investment	0.2

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments as of June 30, 2007. The Fund’s composition is subject to change.

6   JPMORGAN INTREPID FUNDS        JUNE 30, 2007

FUND COMMENTARY
AS OF JUNE 30, 2007 (Unaudited)

TOP TEN SHORT POSITIONS OF THE PORTFOLIOˆ

1.	Alcatel-Lucent ADR (France)	0.6%
2.	Motorola, Inc.	0.6
3.	Williams Cos., Inc.	0.4
4.	Yahoo!, Inc.	0.4
5.	BlackRock, Inc.	0.4
6.	Chicago Mercantile Exchange Holdings, Inc., Class A	0.4
7.	Anadarko Petroleum Corp.	0.4
8.	Unisys Corp.	0.3
9.	Commerce Bancorp, Inc.	0.3
10.	Ciena Corp.	0.3

SHORT POSITIONS PORTFOLIO COMPOSITIONˆ

Information Technology	25.4%
Energy	20.3
Financials	12.6
Consumer Discretionary	12.1
Health Care	8.2
Industrials	6.4
Materials	4.8
Consumer Staples	4.7
Telecommunication Services	4.5
Utilities	1.0

ˆ	Percentages indicated are based upon total short positions as of June 30, 2007. The Fund’s composition is subject to change.

TOTAL RETURNS AS OF JUNE 30, 2007

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	1/31/06
Without Sales Charge		18.61%	13.66%
With Sales Charge*		12.38	9.40
CLASS C SHARES	1/31/06
Without CDSC		18.06	13.12
With CDSC**		17.06	13.12
SELECT CLASS SHARES	1/31/06	18.97	13.95

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (1/31/06 TO 6/30/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on January 31, 2006.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Long/Short Fund, Russell 1000 Index and Lipper Long/Short Equity Funds Average from January 31, 2006 to June 30, 2007. The performance of the Fund assumes reinvestment of all dividends, capital gains, if any, and does not include a sales charge.

The performance of the Russell 1000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Long/Short Equity Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Index is an unmanaged index, which measures the performance of the 1,000 largest companies (on the basis of capitalization) in the Russell 3000 Index. The Lipper Long/Short Equity Funds Average is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2007        JPMORGAN INTREPID FUNDS   7

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY
AS OF JUNE 30, 2007 (Unaudited)

FUND FACTS

Fund Inception	December 31, 1983
Fiscal Year End	June 30
Net Assets as of 6/30/2007 (In Thousands)	$1,000,465
Primary Benchmark	Russell Midcap Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Intrepid Mid Cap Fund, which seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations, returned 18.52%* (Select Class Shares) over the 12 months ended June 30, 2007, compared to the 20.83% return for the Russell Midcap Index over the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period as the momentum factors employed by the behavioral finance process hindered relative results, while the value factors had a positive impact on performance.

Performance was negatively impacted by the consumer discretionary and financials sectors. Within the consumer discretionary sector, our factors incorrectly drove stock selection among retailers. Performance of U.S. retailers was hindered due to concerns that consumer spending was tightening due to high gasoline prices and a slowing domestic real estate market. Results in financials were hurt by the initial shakeout in the sub-prime mortgage business. Stagnant home prices combined with rising delinquencies on sub-prime mortgages have sparked concerns throughout the credit markets.

Despite the Fund’s relative return, performance was positively impacted by the energy and materials sectors. Performance in the energy sector was helped by strong stock selection in addition to a rally of crude oil prices, which rose as a result of the potential ramifications of geopolitical tension in Nigeria coupled with low gasoline supplies heading into summer. Within the materials sector, metals companies posted better-than-expected quarterly earnings driven by robust demand.

Q:	HOW WAS THE FUND MANAGED?

A:	The investment philosophy of the Intrepid Mid Cap Fund is based on behavioral finance theory. Behavioral finance theorizes that investors are consistently irrational in making many investment decisions, indicating that investor behavior can be affected by psychological biases and emotional reactions. This gives rise to market anomalies where stocks with specific characteristics, such as value and momentum, may substantially outperform. On average, fast-growing less expensive stocks with improving earnings expectations and good news flow outperform slow-growing expensive stocks with bad news flow.

As with any diversified portfolio, the stocks held are exposed to the potential upside and downside risks of market news and security-specific information. The Intrepid Mid Cap Fund seeks to capitalize on these persistent market inefficiencies driven by investor irrationality and to maximize long-term capital growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Cigna Corp.	1.0%
2.	Cummins, Inc.	0.9
3.	Xerox Corp.	0.9
4.	Precision Castparts Corp.	0.9
5.	Eaton Corp.	0.9
6.	National Oilwell Varco, Inc.	0.9
7.	Edison International	0.9
8.	XL Capital Ltd., Class A (Bermuda)	0.8
9.	NVIDIA Corp.	0.8
10.	Ameriprise Financial, Inc.	0.8

PORTFOLIO COMPOSITION***

Financials	18.0%
Consumer Discretionary	16.5
Information Technology	13.5
Industrials	12.4
Energy	9.0
Health Care	8.2
Utilities	7.5
Materials	5.7
Consumer Staples	5.2
Telecommunication Services	2.6
Short-Term Investment	1.4

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2007. The Fund’s composition is subject to change.

8   JPMORGAN INTREPID FUNDS        JUNE 30, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	5/01/92
Without Sales Charge		18.13%	13.61%	10.16%
With Sales Charge*		11.93	12.39	9.57
CLASS B SHARES	9/23/96
Without CDSC		17.47	12.84	9.56
With CDSC**		12.47	12.59	9.56
CLASS C SHARES	3/22/99
Without CDSC		17.54	12.84	9.39
With CDSC***		16.54	12.84	9.39
SELECT CLASS SHARES	12/31/83	18.52	13.90	10.43
ULTRA SHARES	2/22/05	18.63	13.97	10.47

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/97 TO 6/30/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The returns for the Fund prior to March 22, 1999 (offering date of the Select Class Shares) reflect the performance of the Pegasus Mid Cap Opportunity Fund and its predecessor. Returns for Class C and Ultra Shares prior to their inception date are based on the performance of the Select Class Shares. Prior class performance for Class C Shares has been adjusted to reflect the differences in expenses and sales charges between classes. The actual returns of Ultra Shares would have been different than those shown because Ultra Shares have different expenses than Select Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Mid Cap Fund, Russell Midcap Index and the Lipper Mid-Cap Core Funds Index from June 30, 1997 to June 30, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses of the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies of the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2007        JPMORGAN INTREPID FUNDS   9

JPMorgan Intrepid Multi Cap Fund

FUND COMMENTARY
AS OF JUNE 30, 2007 (Unaudited)

FUND FACTS

Fund Inception	February 28, 2003
Fiscal Year End	June 30
Net Assets as of 6/30/2007 (In Thousands)	$40,252
Primary Benchmark	Russell 3000 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Intrepid Multi Cap Fund, which seeks to provide long-term capital appreciation, returned 21.88%* (Select Class Shares) over the 12 months ended June 30, 2007, compared to the 20.07% return for the Russell 3000 Index over the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period as the momentum factors employed by the behavioral finance process hindered relative results, while the value factors had a positive impact on performance.

Performance was positively impacted by the energy and consumer staples sectors. Performance in the energy sector was helped by strong stock selection in addition to a rally of crude-oil prices, which rose as a result of the potential ramifications of geopolitical tension in Nigeria, coupled with low gasoline supplies heading into summer. Within the consumer staples sector, shares of the personal products companies within the food and personal products industry were aided by stronger-than-expected sales. The food and personal goods industry has been equally attractive on both our value and momentum factors.

Performance was negatively impacted by the financials and healthcare sectors. Results in financials were hurt by the initial shakeout in the sub-prime mortgage business. Stagnant home prices combined with rising delinquencies on sub-prime mortgages have sparked concerns throughout the credit markets. Within the healthcare sector, shares of pharmaceutical companies were hurt by disappointing clinical trial results for drugs designed to aid stroke patients and colon cancer patients.

Q:	HOW WAS THE FUND MANAGED?

A:	The investment philosophy of the Intrepid Multi Cap Fund is based on behavioral finance theory. Behavioral finance theorizes that investors are consistently irrational in making many investment decisions, indicating that investor behavior can be affected by psychological biases and emotional reactions. This gives rise to market anomalies where stocks with specific characteristics, such as value and momentum, may substantially outperform. On average, fast-growing less expensive stocks with improving earnings expectations and good news flow outperform slow growing expensive stocks with bad news flow.

As with any diversified portfolio, the stocks held are exposed to the potential upside and downside risks of market news and security-specific information. The Intrepid Multi Cap Fund seeks to capitalize on persistent market inefficiencies driven by investor irrationality and to maximize long-term capital appreciation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	International Business Machines Corp.	1.6%
2.	AT&T, Inc.	1.6
3.	Oracle Corp.	1.5
4.	Hewlett-Packard Co.	1.5
5.	Xerox Corp.	1.5
6.	PNC Financial Services Group, Inc.	1.5
7.	Marathon Oil Corp.	1.4
8.	Schering-Plough Corp.	1.3
9.	Lockheed Martin Corp.	1.3
10.	Merck & Co., Inc.	1.3

PORTFOLIO COMPOSITION***

Financials	20.1%
Information Technology	15.3
Industrials	11.6
Health Care	10.6
Consumer Discretionary	10.5
Energy	10.0
Consumer Staples	7.4
Telecommunication Services	3.7
Utilities	3.7
Materials	3.7
Short-Term Investment	3.4

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments as of June 30, 2007. The Fund’s composition is subject to change.

10   JPMORGAN INTREPID FUNDS        JUNE 30, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2007

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	2/19/05
Without Sales Charge		21.52%	14.15%	19.88%
With Sales Charge*		15.12	12.12	18.40
CLASS C SHARES	2/19/05
Without CDSC		20.93	13.69	19.55
With CDSC**		19.93	13.69	19.55
SELECT CLASS SHARES	2/28/03	21.88	14.37	20.04

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/03 TO 6/30/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2003.

Returns for Class A and Class C Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class C Shares would have been lower than shown because Class A and Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Multi Cap Fund, Russell 3000 Index, and Lipper Multi-Cap Core Funds Index from February 28, 2003 to June 30, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 3000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Index is an unmanaged index, which measures the performance of the 3000 largest U.S. companies (on the basis of capitalization). The Lipper Multi-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Subsequent to the inception of the Fund, through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Effective April 10, 2006, the strategy of the Fund changed. Therefore, the performance shown prior to April 10, 2006 may not be a true indication of how the Fund may perform going forward.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2007        JPMORGAN INTREPID FUNDS   11

JPMorgan Intrepid Value Fund

FUND COMMENTARY
AS OF JUNE 30, 2007 (Unaudited)

FUND FACTS

Fund Inception	February 28, 2003
Fiscal Year End	June 30
Net Assets as of 6/30/2007 (In Thousands)	$444,037
Primary Benchmark	Russell 1000 Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Intrepid Value Fund, which seeks to provide long-term capital appreciation, returned 20.60%* (Select Class Shares) over the 12 months ended June 30, 2007, compared to the 21.87% return for the Russell 1000 Value Index over the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period as the momentum factors employed by the behavioral finance process hindered relative results, while the value factors had a positive impact on performance.

Performance was negatively impacted by the financials and utilities sectors. Results in financials were hurt by the initial shakeout in the sub-prime mortgage business. Stagnant home prices combined with rising delinquencies on sub-prime mortgages have sparked concerns throughout the credit markets. Relative results in the utilities sector were negatively impacted by poor stock selection coupled with higher operating costs driven by environmental issues and fuel cost.

Despite the Fund’s relative return, performance was positively impacted by the materials and telecommunication services sectors. Within the materials sector, steelmakers have benefited from increased profit margins driven by healthy demand and shrinking inventories. Performance in the telecommunication services sector was helped as companies focused on cutting costs and selling more profitable services such as bundled Internet packages.

Q:	HOW WAS THE FUND MANAGED?

A:	The investment philosophy of the Intrepid Value Fund is based on behavioral finance theory. Behavioral finance theorizes that investors are consistently irrational in making many investment decisions, indicating that investor behavior can be affected by psychological biases and emotional reactions. This gives rise to market anomalies where stocks with specific characteristics, such as value and momentum, may substantially outperform. On average, fast-growing less expensive stocks with improving earnings expectations and good news flow outperform slow growing expensive stocks with bad news flow.

As with any diversified portfolio, the stocks held are exposed to the potential upside and downside risks of market news and security-specific information. The Intrepid Value Fund seeks to capitalize on persistent market inefficiencies driven by investor irrationality and to maximize long-term capital appreciation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	5.9%
2.	AT&T, Inc.	4.5
3.	Pfizer, Inc.	3.3
4.	Bank of America Corp.	3.3
5.	Chevron Corp.	3.1
6.	Morgan Stanley	2.2
7.	Wachovia Corp.	2.2
8.	Wells Fargo & Co.	2.0
9.	Fannie Mae	2.0
10.	Merrill Lynch & Co., Inc.	1.9

PORTFOLIO COMPOSITION***

Financials	33.7%
Energy	13.5
Industrials	9.2
Consumer Discretionary	7.7
Health Care	7.2
Consumer Staples	6.8
Telecommunication Services	6.5
Utilities	6.0
Materials	4.2
Information Technology	3.7
Short-Term Investment	1.5

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments as of June 30, 2007. The Fund’s composition is subject to change.

12   JPMORGAN INTREPID FUNDS        JUNE 30, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2007

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	2/19/05
Without Sales Charge		20.30%	17.53%	21.86%
With Sales Charge*		14.00	15.43	20.36
CLASS C SHARES	2/19/05
Without CDSC		19.72	17.06	21.53
With CDSC**		18.72	17.06	21.53
R CLASS SHARES	5/15/06	20.81	17.84	22.09
SELECT CLASS SHARES	2/28/03	20.60	17.76	22.03

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/03 TO 6/30/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2003.

Returns for Class A, Class C and R Class Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class C Shares would have been lower than shown because Class A and Class C Shares have higher expenses than Select Class Shares. The actual returns of R Class Shares would have been different than those shown because R Class Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Value Fund, Russell 1000 Value Index, and Lipper Large-Cap Value Funds Index from February 28, 2003 to June 30, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Value Index is an unmanaged index, which measures the performance of those Russell 1000 companies with lower price to book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Subsequent to the inception of the Fund through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2007        JPMORGAN INTREPID FUNDS   13

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007
(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.0%
	Common Stocks — 99.0%
	Aerospace & Defense — 4.5%
857	General Dynamics Corp.	67,050
1,227	Honeywell International, Inc.	69,044
771	Lockheed Martin Corp.	72,603
1,302	Raytheon Co.	70,176
		278,873
	Airlines — 1.0%
543	AMR Corp. (a)	14,319
552	Continental Airlines, Inc., Class B (a)	18,689
196	Copa Holdings S.A., Class A (Panama)	13,199
433	UAL Corp. (a)	17,584
		63,791
	Auto Components — 0.9%
476	Johnson Controls, Inc.	55,118
	Capital Markets — 7.9%
444	Bear Stearns Cos., Inc. (The)	62,188
520	Franklin Resources, Inc.	68,898
437	Goldman Sachs Group, Inc. (The)	94,655
1,038	Lehman Brothers Holdings, Inc.	77,322
1,055	Merrill Lynch & Co., Inc.	88,160
1,165	Morgan Stanley	97,686
		488,909
	Commercial Banks — 3.5%
958	PNC Financial Services Group, Inc.	68,574
858	Wachovia Corp.	43,963
3,026	Wells Fargo & Co.	106,417
		218,954
	Commercial Services & Supplies — 0.6%
218	Manpower, Inc.	20,090
461	R.R. Donnelley & Sons Co.	20,054
		40,144
	Communications Equipment — 1.6%
3,479	Cisco Systems, Inc. (a)	96,901
	Computers & Peripherals — 4.1%
1,997	Brocade Communications Systems, Inc. (a)	15,617
2,510	Hewlett-Packard Co.	111,983
1,220	International Business Machines Corp.	128,437
		256,037
	Diversified Consumer Services — 0.3%
390	Sotheby’s	17,952
	Diversified Financial Services — 1.4%
1,774	Bank of America Corp.	86,726
	Diversified Telecommunication Services — 4.0%
4,043	AT&T, Inc.	167,769
367	CenturyTel, Inc.	18,016
348	Embarq Corp.	22,064
4,315	Qwest Communications International, Inc. (a)	41,855
		249,704
	Electric Utilities — 2.8%
1,253	Edison International	70,341
893	FirstEnergy Corp.	57,791
838	FPL Group, Inc.	47,542
		175,674
	Electrical Equipment — 0.7%
292	Acuity Brands, Inc.	17,584
318	General Cable Corp. (a)	24,073
		41,657
	Electronic Equipment & Instruments — 0.3%
459	Avnet, Inc. (a)	18,203
	Energy Equipment & Services — 0.6%
176	National Oilwell Varco, Inc. (a)	18,325
268	Tidewater, Inc.	19,003
		37,328
	Food & Staples Retailing — 1.7%
2,515	Kroger Co. (The)	70,733
508	Safeway, Inc.	17,273
394	SUPERVALU, Inc.	18,241
		106,247
	Food Products — 0.5%
494	General Mills, Inc.	28,865
	Gas Utilities — 0.3%
347	Energen Corp.	19,048
	Health Care Providers & Services — 4.3%
1,468	Aetna, Inc.	72,504
368	Cigna Corp.	19,222
281	Humana, Inc. (a)	17,128
215	Laboratory Corp. of America Holdings (a)	16,795
318	McKesson Corp.	18,989
289	Medco Health Solutions, Inc. (a)	22,563
196	WellCare Health Plans, Inc. (a)	17,776
974	WellPoint, Inc. (a)	77,770
		262,747
	Hotels, Restaurants & Leisure — 1.5%
1,778	McDonald’s Corp.	90,261

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN INTREPID FUNDS        JUNE 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Household Durables — 0.6%
421	Jarden Corp. (a)	18,116
650	Tempur-Pedic International, Inc.	16,835
		34,951
	Household Products — 1.4%
204	Energizer Holdings, Inc. (a)	20,268
1,035	Kimberly-Clark Corp.	69,218
		89,486
	Independent Power Producers & Energy Traders — 0.3%
406	Mirant Corp. (a)	17,295
	Insurance — 4.8%
715	ACE Ltd. (Bermuda)	44,702
963	Allstate Corp. (The)	59,240
490	American Financial Group, Inc.	16,725
1,160	Chubb Corp. (The)	62,797
733	Loews Corp.	37,348
1,394	Travelers Cos., Inc. (The)	74,558
		295,370
	IT Services — 1.5%
1,409	Accenture Ltd., Class A (Bermuda)	60,411
477	Convergys Corp. (a)	11,570
635	Electronic Data Systems Corp.	17,597
		89,578
	Leisure Equipment & Products — 0.6%
574	Hasbro, Inc.	18,036
727	Mattel, Inc.	18,373
		36,409
	Machinery — 3.8%
1,014	Caterpillar, Inc.	79,428
243	Cummins, Inc.	24,554
290	Manitowoc Co., Inc. (The)	23,334
794	PACCAR, Inc.	69,092
206	Parker Hannifin Corp.	20,209
247	Terex Corp. (a)	20,097
		236,714
	Media — 3.5%
157	Liberty Media Corp. - Capital, Class A (a)	18,464
583	Marvel Entertainment, Inc. (a)	14,850
1,024	McGraw-Hill Cos., Inc. (The)	69,721
441	Omnicom Group, Inc.	23,316
2,629	Walt Disney Co. (The)	89,761
		216,112
	Metals & Mining — 3.8%
781	Freeport-McMoRan Copper & Gold, Inc.	64,647
1,009	Nucor Corp.	59,184
782	Southern Copper Corp.	73,730
403	Steel Dynamics, Inc.	16,881
172	United States Steel Corp.	18,694
		233,136
	Multi-Utilities — 0.5%
968	CenterPoint Energy, Inc.	16,840
284	Sempra Energy	16,797
		33,637
	Multiline Retail — 1.9%
427	Big Lots, Inc. (a)	12,548
762	J.C. Penney Co., Inc.	55,146
1,318	Macy’s, Inc.	52,446
		120,140
	Office Electronics — 0.7%
2,507	Xerox Corp. (a)	46,328
	Oil, Gas & Consumable Fuels — 10.2%
1,610	Chevron Corp.	135,660
3,021	Exxon Mobil Corp.	253,427
313	Holly Corp.	23,221
1,256	Marathon Oil Corp.	75,334
268	Overseas Shipholding Group, Inc.	21,823
352	Tesoro Corp.	20,140
1,042	Valero Energy Corp.	76,977
358	Western Refining, Inc.	20,669
		627,251
	Personal Products — 0.3%
367	NBTY, Inc. (a)	15,854
	Pharmaceuticals — 7.0%
502	Abbott Laboratories	26,877
827	Forest Laboratories, Inc. (a)	37,730
987	King Pharmaceuticals, Inc. (a)	20,188
2,173	Merck & Co., Inc.	108,210
774	Mylan Laboratories, Inc.	14,074
5,241	Pfizer, Inc.	134,017
2,902	Schering-Plough Corp.	88,346
		429,442
	Real Estate Investment Trusts (REITs) — 1.4%
1,329	Annaly Capital Management, Inc.	19,163
406	Hospitality Properties Trust	16,824
377	iStar Financial, Inc.	16,708

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN INTREPID FUNDS   15

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (continued)
(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Real Estate Investment Trusts (REITs) — Continued
247	ProLogis	14,071
656	Thornburg Mortgage, Inc.	17,174
		83,940
	Real Estate Management & Development — 0.6%
470	CB Richard Ellis Group, Inc., Class A (a)	17,144
191	Jones Lang LaSalle, Inc.	21,679
		38,823
	Road & Rail — 0.6%
326	Union Pacific Corp.	37,585
	Semiconductors & Semiconductor Equipment — 2.5%
1,275	Amkor Technology, Inc. (a)	20,073
3,111	Applied Materials, Inc.	61,814
376	Lam Research Corp. (a)	19,321
296	MEMC Electronic Materials, Inc. (a)	18,085
1,820	ON Semiconductor Corp. (a)	19,505
412	Varian Semiconductor Equipment Associates, Inc. (a)	16,519
		155,317
	Software — 4.2%
591	BMC Software, Inc. (a)	17,895
883	Cadence Design Systems, Inc. (a)	19,399
1,787	Compuware Corp. (a)	21,199
602	McAfee, Inc. (a)	21,201
1,174	Microsoft Corp.	34,592
4,922	Oracle Corp. (a)	97,019
1,450	Symantec Corp. (a)	29,290
648	Synopsys, Inc. (a)	17,132
		257,727
	Specialty Retail — 1.2%
697	American Eagle Outfitters, Inc.	17,895
136	AutoZone, Inc. (a)	18,540
546	RadioShack Corp.	18,088
274	Sherwin-Williams Co. (The)	18,206
		72,729
	Textiles, Apparel & Luxury Goods — 0.3%
335	Phillips-Van Heusen Corp.	20,309
	Thrifts & Mortgage Finance — 1.2%
1,090	Fannie Mae	71,229
	Tobacco — 3.6%
1,713	Altria Group, Inc.	120,122
267	Loews Corp. - Carolina Group	20,600
977	Reynolds American, Inc.	63,720
348	UST, Inc.	18,712
		223,154
	Total Long-Term Investments (Cost $5,136,822)	6,115,655
Short-Term Investment — 0.7%
	Investment Company — 0.7%
41,468	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $41,468)	41,468
	Total Investments — 99.7% (Cost $5,178,290)	6,157,123
	Other Assets in Excess of Liabilities — 0.3%	21,334
	NET ASSETS — 100.0%	$6,178,457

Percentages indicated are based on net assets.

Futures Contracts
(Amounts in thousands, except number of contracts)

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/07	UNREALIZED APPRECIATION
	Long Futures Outstanding
47	S & P 500	September, 2007	$17,806	$128

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN INTREPID FUNDS        JUNE 30, 2007

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007
(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.9%
	Common Stocks — 98.9%
	Aerospace & Defense — 6.4%
174	Boeing Co.	16,751
277	General Dynamics Corp.	21,667
645	Honeywell International, Inc.	36,295
369	Lockheed Martin Corp.	34,715
60	Precision Castparts Corp.	7,257
461	Raytheon Co.	24,849
		141,534
	Airlines — 0.6%
164	Continental Airlines, Inc., Class B (a)	5,558
108	Copa Holdings S.A., Class A (Panama)	7,282
		12,840
	Auto Components — 0.9%
171	Johnson Controls, Inc.	19,739
	Beverages — 0.3%
68	Molson Coors Brewing Co., Class B	6,297
	Building Products — 0.3%
108	American Standard Cos., Inc.	6,393
	Capital Markets — 5.4%
94	Franklin Resources, Inc.	12,412
191	Goldman Sachs Group, Inc. (The)	41,313
120	Lehman Brothers Holdings, Inc.	8,909
354	Merrill Lynch & Co., Inc.	29,562
325	Morgan Stanley	27,244
		119,440
	Chemicals — 0.3%
183	Celanese Corp., Class A	7,097
	Commercial Banks — 0.2%
60	PNC Financial Services Group, Inc.	4,266
	Commercial Services & Supplies — 0.9%
72	Corrections Corp. of America (a)	4,537
266	Covanta Holding Corp. (a)	6,557
54	Manpower, Inc.	4,990
152	TeleTech Holdings, Inc. (a)	4,921
		21,005
	Communications Equipment — 2.1%
1,202	Cisco Systems, Inc. (a)	33,473
125	CommScope, Inc. (a)	7,305
171	Polycom, Inc. (a)	5,736
		46,514
	Computers & Peripherals — 8.3%
456	Apple, Inc. (a)	55,589
576	Brocade Communications Systems, Inc. (a)	4,504
1,324	Hewlett-Packard Co.	59,090
625	International Business Machines Corp.	65,729
		184,912
	Diversified Consumer Services — 0.9%
55	ITT Educational Services, Inc. (a)	6,503
497	Service Corp. International	6,346
156	Sotheby’s	7,161
		20,010
	Diversified Telecommunication Services — 1.1%
451	AT&T, Inc.	18,730
659	Qwest Communications International, Inc. (a)	6,396
		25,126
	Electric Utilities — 1.1%
431	FPL Group, Inc.	24,427
	Electrical Equipment — 0.6%
107	Acuity Brands, Inc.	6,438
103	General Cable Corp. (a)	7,787
		14,225
	Electronic Equipment & Instruments — 0.3%
154	Avnet, Inc. (a)	6,116
	Energy Equipment & Services — 1.7%
91	Cameron International Corp. (a)	6,468
303	National Oilwell Varco, Inc. (a)	31,574
		38,042
	Food & Staples Retailing — 2.9%
943	CVS/Caremark Corp.	34,376
891	Kroger Co. (The)	25,074
154	Safeway, Inc.	5,249
		64,699
	Food Products — 2.1%
153	Corn Products International, Inc.	6,936
444	General Mills, Inc.	25,915
109	JM Smucker Co. (The)	6,945
289	Tyson Foods, Inc., Class A	6,647
		46,443
	Health Care Equipment & Supplies — 1.6%
621	Baxter International, Inc.	34,965
	Health Care Providers & Services — 5.1%
573	Aetna, Inc.	28,326
109	Cigna Corp.	5,671
98	Humana, Inc. (a)	5,975

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN INTREPID FUNDS   17

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (continued)
(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Health Care Providers & Services — Continued
64	Laboratory Corp. of America Holdings (a)	5,024
111	McKesson Corp.	6,632
385	Medco Health Solutions, Inc. (a)	30,042
72	WellCare Health Plans, Inc. (a)	6,544
311	WellPoint, Inc. (a)	24,829
		113,043
	Hotels, Restaurants & Leisure — 1.3%
575	McDonald’s Corp.	29,210
	Household Durables — 0.5%
155	Jarden Corp. (a)	6,680
6	NVR, Inc. (a)	4,282
		10,962
	Household Products — 1.3%
132	Church & Dwight Co., Inc.	6,402
128	Colgate-Palmolive Co.	8,320
67	Energizer Holdings, Inc. (a)	6,643
109	Kimberly-Clark Corp.	7,291
		28,656
	Independent Power Producers & Energy Traders — 0.3%
177	NRG Energy, Inc. (a)	7,374
	Insurance — 1.0%
150	Loews Corp.	7,622
149	Prudential Financial, Inc.	14,487
		22,109
	Internet & Catalog Retail — 1.4%
469	Amazon.com, Inc. (a)	32,105
	Internet Software & Services — 0.3%
222	ValueClick, Inc. (a)	6,540
	IT Services — 4.7%
785	Accenture Ltd., Class A (Bermuda)	33,656
99	Alliance Data Systems Corp. (a)	7,682
218	Convergys Corp. (a)	5,279
75	DST Systems, Inc. (a)	5,949
123	Fidelity National Information Services, Inc.	6,649
234	Gartner, Inc. (a)	5,757
200	MasterCard, Inc., Class A	33,240
198	Total System Services, Inc.	5,831
		104,043
	Life Sciences Tools & Services — 1.6%
557	Thermo Fisher Scientific, Inc. (a)	28,819
98	Waters Corp. (a)	5,817
		34,636
	Machinery — 2.7%
78	Cummins, Inc.	7,864
82	Manitowoc Co., Inc. (The)	6,599
367	PACCAR, Inc.	31,952
64	Parker-Hannifin Corp.	6,247
79	Terex Corp. (a)	6,447
		59,109
	Media — 3.2%
160	Marvel Entertainment, Inc. (a)	4,072
476	McGraw-Hill Cos., Inc. (The)	32,402
1,008	Walt Disney Co. (The)	34,396
		70,870
	Metals & Mining — 2.9%
35	Allegheny Technologies, Inc.	3,692
152	Freeport-McMoRan Copper & Gold, Inc.	12,567
341	Nucor Corp.	19,976
303	Southern Copper Corp.	28,570
		64,805
	Multi-Utilities — 0.3%
102	Sempra Energy	6,012
	Multiline Retail — 2.2%
214	Big Lots, Inc. (a)	6,290
179	J.C. Penney Co., Inc.	12,963
435	Kohl’s Corp. (a)	30,905
		50,158
	Oil, Gas & Consumable Fuels — 6.4%
320	Chevron Corp.	26,957
639	Exxon Mobil Corp.	53,625
152	Frontier Oil Corp.	6,657
88	Holly Corp.	6,514
463	Marathon Oil Corp.	27,762
112	Tesoro Corp.	6,401
90	Valero Energy Corp.	6,647
119	Western Refining, Inc.	6,901
		141,464
	Personal Products — 0.5%
260	Alberto-Culver Co.	6,165
129	NBTY, Inc. (a)	5,560
		11,725
	Pharmaceuticals — 7.6%
841	Abbott Laboratories	45,057
707	Bristol-Myers Squibb Co.	22,300
132	Forest Laboratories, Inc. (a)	6,030
288	King Pharmaceuticals, Inc. (a)	5,900

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN INTREPID FUNDS        JUNE 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Pharmaceuticals — Continued
1,017	Merck & Co., Inc.	50,667
1,276	Schering-Plough Corp.	38,838
		168,792
	Real Estate Investment Trusts (REITs) — 0.4%
156	ProLogis	8,854
	Real Estate Management & Development — 0.5%
162	CB Richard Ellis Group, Inc., Class A (a)	5,927
49	Jones Lang LaSalle, Inc.	5,573
		11,500
	Road & Rail — 1.7%
198	CSX Corp.	8,944
246	Union Pacific Corp.	28,373
		37,317
	Semiconductors & Semiconductor Equipment — 4.6%
454	Amkor Technology, Inc. (a)	7,147
825	Applied Materials, Inc.	16,393
295	Cypress Semiconductor Corp. (a)	6,880
120	KLA-Tencor Corp.	6,616
126	Lam Research Corp. (a)	6,466
122	MEMC Electronic Materials, Inc. (a)	7,438
179	NVIDIA Corp. (a)	7,382
620	ON Semiconductor Corp. (a)	6,648
372	Teradyne, Inc. (a)	6,545
616	Texas Instruments, Inc.	23,169
184	Varian Semiconductor Equipment Associates, Inc. (a)	7,361
		102,045
	Software — 5.9%
190	BMC Software, Inc. (a)	5,746
280	Cadence Design Systems, Inc. (a)	6,147
574	Compuware Corp. (a)	6,810
194	McAfee, Inc. (a)	6,815
1,196	Microsoft Corp.	35,249
2,437	Oracle Corp. (a)	48,025
874	Symantec Corp. (a)	17,659
219	Synopsys, Inc. (a)	5,799
		132,250
	Specialty Retail — 1.4%
217	American Eagle Outfitters, Inc.	5,571
46	AutoZone, Inc. (a)	6,244
178	GameStop Corp., Class A (a)	6,975
207	RadioShack Corp.	6,850
86	Sherwin-Williams Co. (The)	5,696
		31,336
	Textiles, Apparel & Luxury Goods — 1.0%
141	Crocs, Inc. (a)	6,067
186	Nike, Inc., Class B	10,830
92	Phillips-Van Heusen Corp.	5,591
		22,488
	Tobacco — 2.1%
93	Altria Group, Inc.	6,488
83	Loews Corp. - Carolina Group	6,375
414	Reynolds American, Inc.	26,960
119	UST, Inc.	6,413
		46,236
	Total Long-Term Investments (Cost $1,912,470)	2,197,729
Short-Term Investment — 1.2%
	Investment Company — 1.2%
26,908	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $26,908)	26,908
	Total Investments — 100.1% (Cost $1,939,378)	2,224,637
	Liabilities in Excess of Other Assets — (0.1)%	(3,069)
	NET ASSETS — 100.0%	$2,221,568

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN INTREPID FUNDS   19

JPMorgan Intrepid Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007
(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 137.0% (j)
	Common Stocks — 137.0%
	Aerospace & Defense — 4.2%
9	General Dynamics Corp.	673
8	Lockheed Martin Corp.	781
6	Northrop Grumman Corp.	450
15	Raytheon Co.	785
		2,689
	Airlines — 1.2%
8	AMR Corp. (a)	221
8	Continental Airlines, Inc., Class B (a)	271
7	UAL Corp. (a)	301
		793
	Auto Components — 0.5%
3	Johnson Controls, Inc.	336
	Biotechnology — 0.8%
7	Cephalon, Inc. (a)	523
	Capital Markets — 8.2%
7	A.G. Edwards, Inc.	583
12	American Capital Strategies Ltd.	497
5	Bear Stearns Cos., Inc. (The)	742
3	Franklin Resources, Inc.	331
4	Goldman Sachs Group, Inc. (The)	802
11	Lehman Brothers Holdings, Inc.	805
9	Merrill Lynch & Co., Inc.	736
9	Morgan Stanley	780
		5,276
	Chemicals — 1.2%
3	Albemarle Corp.	131
5	Celanese Corp., Class A	189
3	CF Industries Holdings, Inc.	186
2	Lubrizol Corp.	129
4	Lyondell Chemical Co.	152
		787
	Commercial Banks — 4.3%
6	Comerica, Inc.	381
7	East-West Bancorp, Inc.	253
9	PNC Financial Services Group, Inc.	641
15	U.S. Bancorp	507
12	Wachovia Corp.	597
11	Wells Fargo & Co.	383
		2,762
	Commercial Services & Supplies — 0.9%
5	Covanta Holding Corp. (a)	125
4	Herman Miller, Inc.	114
2	Manpower, Inc.	203
3	R.R. Donnelley & Sons Co.	148
		590
	Communications Equipment — 2.1%
9	CommScope, Inc. (a)	549
10	Harris Corp.	540
9	Polycom, Inc. (a)	292
		1,381
	Computers & Peripherals — 3.7%
55	Brocade Communications Systems, Inc. (a)	429
22	Hewlett-Packard Co.	967
9	International Business Machines Corp.	984
		2,380
	Consumer Finance — 0.3%
5	First Marblehead Corp. (The)	189
	Containers & Packaging — 0.5%
2	Greif, Inc., Class A	143
4	Sonoco Products Co.	154
		297
	Diversified Consumer Services — 0.5%
12	Service Corp. International	147
3	Sotheby’s	152
		299
	Diversified Financial Services — 2.7%
15	Bank of America Corp.	743
10	CIT Group, Inc.	521
10	Citigroup, Inc.	493
		1,757
	Diversified Telecommunication Services — 5.8%
26	AT&T, Inc.	1,090
11	CenturyTel, Inc.	540
33	Citizens Communications Co.	510
8	Embarq Corp. (a)	526
109	Qwest Communications International, Inc. (a)	1,053
		3,719
	Electric Utilities — 1.6%
5	American Electric Power Co., Inc.	208
9	Edison International	528
4	FirstEnergy Corp.	275
		1,011

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN INTREPID FUNDS        JUNE 30, 2007

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
		Electrical Equipment — 1.3%
7		Acuity Brands, Inc.	416
6		General Cable Corp. (a)	417
			833
		Electronic Equipment & Instruments — 3.1%
7		Anixter International, Inc. (a)	526
13		Arrow Electronics, Inc. (a)	484
12		Avnet, Inc. (a)	488
30		Vishay Intertechnology, Inc. (a)	475
			1,973
		Energy Equipment & Services — 5.8%
7		Cameron International Corp. (a)	515
9		ENSCO International, Inc.	519
21		Global Industries Ltd. (a)	552
9		Grant Prideco, Inc. (a)	490
7		National Oilwell Varco, Inc. (a)	771
10		Superior Energy Services, Inc. (a)	379
8		Tidewater, Inc.	532
			3,758
		Food & Staples Retailing — 2.2%
31		Kroger Co. (The)	872
16		Safeway, Inc.	536
			1,408
		Food Products — 2.4%
11		Corn Products International, Inc.	518
10		General Mills, Inc.	602
7		JM Smucker Co. (The)	439
			1,559
		Gas Utilities — 0.4%
5		Energen Corp.	291
		Health Care Providers & Services — 6.3%
12		Aetna, Inc.	573
5		AmerisourceBergen Corp.	271
6		Cigna Corp.	313
5		Coventry Health Care, Inc. (a)	265
5		Health Net, Inc. (a)	259
5		Humana, Inc. (a)	275
4		Laboratory Corp. of America Holdings (a)	276
9		McKesson Corp.	531
10		UnitedHealth Group, Inc.	506
3		WellCare Health Plans, Inc. (a)	308
6		WellPoint, Inc. (a)	517
			4,094
		Hotels, Restaurants & Leisure — 1.5%
2		Jack in the Box, Inc. (a)	142
17		McDonald’s Corp.	842
			984
		Household Durables — 1.2%
3		Jarden Corp. (a)	146
4		Newell Rubbermaid, Inc.	121
—	(h)	NVR, Inc. (a)	136
3		Snap-On, Inc.	136
2		Stanley Works (The)	134
1		Whirlpool Corp.	122
			795
		Household Products — 1.3%
6		Energizer Holdings, Inc. (a)	585
4		Kimberly-Clark Corp.	241
			826
		Independent Power Producers & Energy Traders — 0.9%
6		Mirant Corp. (a)	269
7		NRG Energy, Inc. (a)	291
			560
		Insurance — 5.8%
6		ACE Ltd. (Bermuda)	398
6		Allstate Corp. (The)	369
7		American Financial Group, Inc.	247
7		Axis Capital Holdings Ltd. (Bermuda)	264
7		Chubb Corp. (The)	379
4		Hartford Financial Services Group, Inc.	414
4		Lincoln National Corp.	291
5		Loews Corp.	275
5		MetLife, Inc.	297
5		Nationwide Financial Services, Inc.	291
6		Odyssey Re Holdings Corp.	266
6		Philadelphia Consolidated Holding Co. (a)	267
			3,758
		Internet & Catalog Retail — 0.5%
4		priceline.com, Inc. (a)	296
		IT Services — 3.6%
19		Accenture Ltd., Class A (Bermuda)	815
20		Broadridge Financial Solutions, Inc.	382
16		Convergys Corp. (a)	398
14		Electronic Data Systems Corp.	385
13		Total System Services, Inc.	372
			2,352

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN INTREPID FUNDS   21

JPMorgan Intrepid Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (continued)
(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Leisure Equipment & Products — 0.5%
5	Hasbro, Inc.	141
7	Mattel, Inc.	167
		308
	Life Sciences Tools & Services — 0.4%
5	Waters Corp. (a)	273
	Machinery — 5.1%
6	Caterpillar, Inc.	478
4	Cummins, Inc.	415
5	Eaton Corp.	447
5	Manitowoc Co., Inc. (The)	418
9	PACCAR, Inc.	783
4	Parker Hannifin Corp.	384
5	Terex Corp. (a)	382
		3,307
	Media — 4.1%
7	Gannett Co., Inc.	363
13	Marvel Entertainment, Inc. (a)	341
9	McGraw-Hill Cos., Inc. (The)	601
13	Omnicom Group, Inc.	688
19	Walt Disney Co. (The)	648
		2,641
	Metals & Mining — 4.0%
1	Allegheny Technologies, Inc.	149
1	Carpenter Technology Corp.	150
3	Chaparral Steel Co.	187
2	Cleveland-Cliffs, Inc.	167
4	Commercial Metals Co.	135
5	Freeport-McMoRan Copper & Gold, Inc.	454
6	Nucor Corp.	369
2	Reliance Steel & Aluminum Co.	124
6	Southern Copper Corp.	537
4	Steel Dynamics, Inc.	155
1	United States Steel Corp.	131
		2,558
	Multi-Utilities — 1.7%
14	CenterPoint Energy, Inc.	240
5	MDU Resources Group, Inc.	149
7	OGE Energy Corp.	245
8	Sempra Energy	471
		1,105
	Multiline Retail — 2.3%
8	Big Lots, Inc. (a)	232
7	Dollar Tree Stores, Inc. (a)	283
6	J.C. Penney Co., Inc.	438
7	Macy’s, Inc.	290
5	Nordstrom, Inc.	256
		1,499
	Office Electronics — 1.4%
50	Xerox Corp. (a)	928
	Oil, Gas & Consumable Fuels — 12.7%
11	Chevron Corp.	901
10	Exxon Mobil Corp.	866
12	Frontier Oil Corp.	519
11	Frontline Ltd. (Bermuda)	523
7	Holly Corp.	497
15	Marathon Oil Corp.	900
8	Noble Energy, Inc.	505
15	Occidental Petroleum Corp.	845
7	Overseas Shipholding Group, Inc.	529
8	Tesoro Corp.	474
11	Valero Energy Corp.	820
14	Western Refining, Inc.	815
		8,194
	Personal Products — 0.8%
12	NBTY, Inc. (a)	523
	Pharmaceuticals — 6.5%
12	Forest Laboratories, Inc. (a)	552
10	Johnson & Johnson	641
25	King Pharmaceuticals, Inc. (a)	509
13	Merck & Co., Inc.	646
28	Mylan Laboratories, Inc.	511
25	Pfizer, Inc.	644
23	Schering-Plough Corp.	694
		4,197
	Real Estate Investment Trusts (REITs) — 2.0%
9	Annaly Capital Management, Inc.	134
1	Boston Properties, Inc.	112
2	General Growth Properties, Inc.	122
3	Hospitality Properties Trust	136
4	iStar Financial, Inc.	160
8	ProLogis	478
5	Thornburg Mortgage, Inc.	136
		1,278

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN INTREPID FUNDS        JUNE 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Real Estate Management & Development — 0.4%
4	CB Richard Ellis Group, Inc., Class A (a)	131
1	Jones Lang LaSalle, Inc.	125
		256
	Road & Rail — 0.9%
3	Union Pacific Corp.	380
6	YRC Worldwide, Inc. (a)	217
		597
	Semiconductors & Semiconductor Equipment — 5.3%
28	Amkor Technology, Inc. (a)	443
27	Applied Materials, Inc.	528
9	Lam Research Corp. (a)	443
8	MEMC Electronic Materials, Inc. (a)	458
12	Novellus Systems, Inc. (a)	329
10	NVIDIA Corp. (a)	409
39	ON Semiconductor Corp. (a)	414
10	Varian Semiconductor Equipment Associates, Inc. (a)	391
		3,415
	Software — 5.0%
12	BMC Software, Inc. (a)	376
18	Cadence Design Systems, Inc. (a)	397
37	Compuware Corp. (a)	434
13	McAfee, Inc. (a)	454
41	Oracle Corp. (a)	814
16	Sybase, Inc. (a)	375
14	Synopsys, Inc. (a)	373
		3,223
	Specialty Retail — 2.5%
9	American Eagle Outfitters, Inc.	232
2	AutoZone, Inc. (a)	287
6	Men’s Wearhouse, Inc. (The)	306
8	RadioShack Corp.	275
4	Sherwin-Williams Co. (The)	258
9	TJX Cos., Inc.	242
		1,600
	Textiles, Apparel & Luxury Goods — 1.3%
9	Nike, Inc., Class B	548
3	Phillips-Van Heusen Corp.	164
1	V.F. Corp.	128
		840
	Thrifts & Mortgage Finance — 1.7%
10	Fannie Mae	679
10	PMI Group, Inc. (The)	429
		1,108
	Tobacco — 3.6%
8	Altria Group, Inc.	547
7	Loews Corp. - Carolina Group	518
11	Reynolds American, Inc.	688
10	UST, Inc.	542
		2,295
	Total Long-Term Investments (Cost $75,485)	88,421
Short-Term Investment — 0.3%
	Investment Company — 0.3%
204	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $204)	204
	Total Investments — 137.3% (Cost $75,689)	88,625
	Liabilities in Excess of Other Assets — (37.3)%	(24,078)
	NET ASSETS — 100.0%	$64,547
Short Positions — 37.2%
	Common Stocks — 37.2%
	Air Freight & Logistics — 0.2%
3	Expeditors International of Washington, Inc.	128
	Airlines — 0.2%
9	Southwest Airlines Co.	134
	Beverages — 1.0%
2	Brown-Forman Corp., Class B	146
11	Constellation Brands, Inc., Class A (a)	262
6	Hansen Natural Corp. (a)	254
		662
	Biotechnology — 0.8%
25	Millennium Pharmaceuticals, Inc. (a)	262
9	Vertex Pharmaceuticals, Inc. (a)	246
		508
	Capital Markets — 0.8%
2	BlackRock, Inc.	376
1	Legg Mason, Inc.	138
		514
	Chemicals — 0.2%
3	Ecolab, Inc.	124

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN INTREPID FUNDS   23

JPMorgan Intrepid Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (continued)
(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Commercial Banks — 0.4%
8	Commerce Bancorp, Inc.	288
	Commercial Services & Supplies — 0.4%
2	Brink’s Co. (The)	124
2	Corporate Executive Board Co.	110
		234
	Communications Equipment — 2.8%
39	Alcatel-Lucent ADR (France) (a)	542
8	Ciena Corp. (a)	282
19	JDS Uniphase Corp.	253
28	Motorola, Inc.	496
24	Tellabs, Inc. (a)	254
		1,827
	Computers & Peripherals — 0.4%
6	SanDisk Corp. (a)	274
	Construction & Engineering — 0.4%
2	Fluor Corp.	267
	Containers & Packaging — 0.2%
10	Smurfit-Stone Container Corp. (a)	138
	Diversified Consumer Services — 0.2%
5	H&R Block, Inc.	114
	Diversified Financial Services — 1.0%
1	Chicago Mercantile Exchange Holdings, Inc., Class A	374
9	Nasdaq Stock Market, Inc. (The) (a)	261
		635
	Diversified Telecommunication Services — 0.8%
48	Level 3 Communications, Inc. (a)	279
13	Time Warner Telecom, Inc., Class A (a)	263
		542
	Electronic Equipment & Instruments — 0.4%
8	Molex, Inc.	252
	Energy Equipment & Services — 1.2%
9	BJ Services Co.	259
7	Nabors Industries Ltd. (Bermuda) (a)	247
6	Rowan Cos., Inc.	262
		768
	Food & Staples Retailing — 0.3%
5	Whole Foods Market, Inc.	184
	Food Products — 0.4%
3	Hershey Co. (The)	127
8	Sara Lee Corp.	130
		257
	Health Care Equipment & Supplies — 1.7%
17	Boston Scientific Corp. (a)	259
3	Cooper Cos., Inc. (The)	133
3	Gen-Probe, Inc. (a)	151
1	IDEXX Laboratories, Inc. (a)	133
3	Resmed, Inc. (a)	124
3	Respironics, Inc. (a)	132
3	Varian Medical Systems, Inc. (a)	136
		1,068
	Health Care Providers & Services — 0.6%
3	Brookdale Senior Living, Inc.	137
3	Omnicare, Inc.	122
19	Tenet Healthcare Corp. (a)	127
		386
	Hotels, Restaurants & Leisure — 0.2%
5	Starbucks Corp. (a)	121
	Household Durables — 0.5%
3	Centex Corp.	112
2	MDC Holdings, Inc.	107
5	Pulte Homes, Inc.	119
		338
	Independent Power Producers & Energy Traders — 0.2%
14	Dynegy, Inc., Class A (a)	131
	Insurance — 1.0%
5	Brown & Brown, Inc.	128
7	Conseco, Inc. (a)	146
5	Gallagher (Arthur J.) & Co.	126
8	Marsh & McLennan Cos., Inc.	256
		656
	Internet Software & Services — 0.6%
14	Yahoo!, Inc. (a)	380
	IT Services — 1.6%
7	Global Payments, Inc.	258
9	Iron Mountain, Inc. (a)	243
9	MoneyGram International, Inc.	254
32	Unisys Corp. (a)	291
		1,046
	Leisure Equipment & Products — 0.4%
4	Brunswick Corp.	124
5	Eastman Kodak Co.	150
		274
	Machinery — 0.4%
6	Graco, Inc.	258

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN INTREPID FUNDS        JUNE 30, 2007

SHARES		SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
		Media — 0.8%
11		Virgin Media Inc.	261
—	(h)	Washington Post Co. (The), Class B	233
			494
		Metals & Mining — 0.6%
7		Newmont Mining Corp.	262
4		Titanium Metals Corp. (a)	115
			377
		Multiline Retail — 0.2%
4		Dillards, Inc., Class A	133
		Office Electronics — 0.4%
7		Zebra Technologies Corp., Class A (a)	255
		Oil, Gas & Consumable Fuels — 6.4%
7		Anadarko Petroleum Corp.	374
7		Arch Coal, Inc.	247
8		CNX Gas Corp. (a)	254
3		Consol Energy, Inc.	129
7		Denbury Resources, Inc. (a)	255
15		El Paso Corp.	265
4		Murphy Oil Corp.	256
6		Newfield Exploration Co. (a)	251
5		Peabody Energy Corp.	252
5		Pioneer Natural Resources Co.	234
5		Plains Exploration & Production Co. (a)	239
5		Pogo Producing Co.	249
5		Quicksilver Resources, Inc. (a)	238
6		Range Resources Corp.	239
7		St. Mary Land & Exploration Co.	242
12		Williams Cos., Inc.	389
			4,113
		Paper & Forest Products — 0.8%
6		Louisiana-Pacific Corp.	117
4		MeadWestvaco Corp.	138
3		Weyerhaeuser Co.	257
			512
		Real Estate Investment Trusts (REITs) — 0.8%
1		AvalonBay Communities, Inc.	119
3		Equity Residential	119
2		Kilroy Realty Corp.	120
3		Plum Creek Timber Co., Inc.	133
			491
		Semiconductors & Semiconductor Equipment — 2.8%
19		Advanced Micro Devices, Inc. (a)	269
9		Broadcom Corp., Class A (a)	249
7		Fairchild Semiconductor International, Inc. (a)	135
32		LSI Logic Corp. (a)	239
15		Marvell Technology Group Ltd. (Bermuda) (a)	271
8		Maxim Integrated Products, Inc.	281
21		Micron Technology, Inc. (a)	264
6		Rambus, Inc. (a)	111
			1,819
		Software — 0.4%
5		Electronic Arts, Inc. (a)	248
		Specialty Retail — 1.8%
3		Barnes & Noble, Inc.	123
5		Chico’s FAS, Inc. (a)	131
8		Circuit City Stores, Inc.	125
6		Foot Locker, Inc.	131
7		Gap, Inc. (The)	132
5		Limited Brands, Inc.	140
4		O’Reilly Automotive, Inc. (a)	139
2		Tractor Supply Co. (a)	120
4		Williams-Sonoma, Inc.	120
			1,161
		Textiles, Apparel & Luxury Goods — 0.4%
5		Jones Apparel Group, Inc.	127
4		Liz Claiborne, Inc.	131
			258
		Thrifts & Mortgage Finance — 0.7%
7		Capitol Federal Financial	243
19		Hudson City Bancorp, Inc.	232
			475
		Trading Companies & Distributors — 0.8%
6		Fastenal Co.	265
5		GATX Corp.	251
			516
		Water Utilities — 0.2%
6		Aqua America, Inc.	128
		Wireless Telecommunication Services — 0.8%
7		Crown Castle International Corp. (a)	265
3		NII Holdings, Inc. (a)	258
			523
		Total Short Positions — 37.2% (Proceeds $23,916)	$24,011

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN INTREPID FUNDS   25

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007
(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investment — 98.2%
	Common Stocks — 98.2%
	Aerospace & Defense — 0.9%
73	Precision Castparts Corp.	8,896
	Airlines — 1.5%
248	AMR Corp. (a) (c)	6,532
112	Continental Airlines, Inc., Class B (a) (c)	3,800
111	UAL Corp. (a) (c)	4,494
		14,826
	Auto Components — 0.8%
46	Johnson Controls, Inc.	5,279
85	TRW Automotive Holdings Corp. (a)	3,131
		8,410
	Beverages — 0.5%
50	Molson Coors Brewing Co., Class B	4,660
	Building Products — 0.7%
112	American Standard Cos., Inc.	6,588
	Capital Markets — 2.5%
73	A.G. Edwards, Inc.	6,198
142	American Capital Strategies Ltd. (c)	6,042
129	Ameriprise Financial, Inc.	8,194
32	Bear Stearns Cos., Inc. (The)	4,508
		24,942
	Chemicals — 1.6%
93	Albemarle Corp.	3,599
165	Celanese Corp., Class A	6,414
174	Lyondell Chemical Co.	6,474
		16,487
	Commercial Banks — 3.0%
117	Comerica, Inc.	6,964
219	Keycorp	7,511
67	PNC Financial Services Group, Inc.	4,817
128	Regions Financial Corp.	4,224
207	Synovus Financial Corp.	6,343
		29,859
	Commercial Services & Supplies — 1.8%
80	Herman Miller, Inc. (c)	2,515
84	Manpower, Inc.	7,785
178	R.R. Donnelley & Sons Co.	7,758
		18,058
	Communications Equipment — 0.3%
82	Polycom, Inc. (a) (c)	2,765
	Computers & Peripherals — 1.0%
325	Brocade Communications Systems, Inc. (a)	2,541
137	NCR Corp. (a)	7,171
		9,712
	Construction & Engineering — 0.6%
57	Foster Wheeler Ltd. (a)	6,066
	Consumer Finance — 0.5%
124	First Marblehead Corp. (The) (c)	4,780
	Diversified Consumer Services — 1.8%
86	DeVry, Inc.	2,936
55	ITT Educational Services, Inc. (a)	6,409
361	Service Corp. International	4,615
79	Sotheby’s (c)	3,640
		17,600
	Diversified Financial Services — 0.7%
135	CIT Group, Inc.	7,375
	Diversified Telecommunication Services — 2.6%
136	AT&T, Inc.	5,649
136	CenturyTel, Inc.	6,656
111	Embarq Corp.	7,028
727	Qwest Communications International, Inc. (a)	7,056
		26,389
	Electric Utilities — 2.2%
115	American Electric Power Co., Inc.	5,193
154	Edison International	8,648
60	FirstEnergy Corp.	3,890
78	FPL Group, Inc.	4,415
		22,146
	Electrical Equipment — 1.6%
58	Acuity Brands, Inc.	3,520
51	Belden CDT, Inc.	2,840
101	Cooper Industries Ltd., Class A	5,766
54	General Cable Corp. (a) (c)	4,083
		16,209
	Electronic Equipment & Instruments — 1.9%
152	Arrow Electronics, Inc. (a)	5,826
165	Avnet, Inc. (a)	6,525
31	Mettler-Toledo International, Inc. (Switzerland) (a)	2,989
213	Vishay Intertechnology, Inc. (a)	3,365
		18,705

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN INTREPID FUNDS        JUNE 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investment — Continued
	Energy Equipment & Services — 3.6%
91	Cameron International Corp. (a)	6,518
80	ENSCO International, Inc.	4,905
163	Global Industries Ltd (a)	4,380
117	Grant Prideco, Inc. (a)	6,319
84	National Oilwell Varco, Inc. (a)	8,746
74	Tidewater, Inc. (c)	5,245
		36,113
	Food & Staples Retailing — 0.7%
185	Kroger Co. (The)	5,213
55	Safeway, Inc.	1,868
		7,081
	Food Products — 0.8%
91	Corn Products International, Inc.	4,113
65	JM Smucker Co. (The)	4,164
		8,277
	Gas Utilities — 1.2%
85	AGL Resources, Inc.	3,457
102	Energen Corp.	5,607
126	UGI Corp.	3,426
		12,490
	Health Care Providers & Services — 5.4%
102	Aetna, Inc.	5,044
145	AmerisourceBergen Corp.	7,193
182	Cigna Corp.	9,493
118	Coventry Health Care, Inc. (a)	6,821
123	Humana, Inc. (a)	7,474
94	Laboratory Corp. of America Holdings (a)	7,372
90	McKesson Corp.	5,367
55	WellCare Health Plans, Inc. (a)	4,933
		53,697
	Hotels, Restaurants & Leisure — 1.5%
201	Brinker International, Inc.	5,897
144	Darden Restaurants, Inc.	6,320
45	Jack in the Box, Inc. (a)	3,171
		15,388
	Household Durables — 2.6%
86	Jarden Corp. (a)	3,686
221	Newell Rubbermaid, Inc.	6,501
5	NVR, Inc. (a)	3,535
73	Snap-On, Inc.	3,672
99	Stanley Works (The)	6,009
106	Tempur-Pedic International, Inc. (c)	2,745
		26,148
	Household Products — 0.7%
68	Energizer Holdings, Inc. (a)	6,800
	Independent Power Producers & Energy Traders — 1.5%
167	Mirant Corp. (a)	7,122
181	NRG Energy, Inc. (a) (c)	7,516
		14,638
	Insurance — 4.9%
168	American Financial Group, Inc.	5,722
83	Arch Capital Group Ltd. (Bermuda) (a)	5,999
105	CNA Financial Corp.	5,012
98	Loews Corp.	4,991
13	Markel Corp. (a)	6,057
105	Nationwide Financial Services, Inc.	6,619
70	Odyssey Re Holdings Corp.	2,981
84	Philadelphia Consolidated Holding Co. (a)	3,495
99	XL Capital Ltd., Class A (Bermuda)	8,378
		49,254
	IT Services — 2.8%
120	Accenture Ltd., Class A (Bermuda)	5,142
81	Alliance Data Systems Corp. (a)	6,291
152	Convergys Corp. (a)	3,675
290	Electronic Data Systems Corp.	8,047
168	Total System Services, Inc. (c)	4,946
		28,101
	Leisure Equipment & Products — 1.3%
214	Hasbro, Inc.	6,725
251	Mattel, Inc.	6,343
		13,068
	Life Sciences Tools & Services — 0.7%
139	Thermo Fisher Scientific, Inc. (a)	7,194
	Machinery — 4.6%
91	Cummins, Inc.	9,234
96	Eaton Corp.	8,882
92	Manitowoc Co., Inc. (The)	7,379
56	PACCAR, Inc.	4,883
82	Parker-Hannifin Corp.	8,038
96	Terex Corp. (a)	7,764
		46,180

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN INTREPID FUNDS   27

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (continued)
(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investment — Continued
	Media — 2.7%
135	Gannett Co., Inc.	7,434
101	Marvel Entertainment, Inc. (a) (c)	2,581
70	McGraw-Hill Cos., Inc. (The)	4,793
59	Meredith Corp.	3,610
95	Omnicom Group, Inc.	5,017
151	Regal Entertainment Group, Class A (c)	3,320
		26,755
	Metals & Mining — 4.0%
51	Allegheny Technologies, Inc.	5,349
32	Carpenter Technology Corp.	4,105
154	Commercial Metals Co.	5,190
26	Freeport-McMoRan Copper & Gold, Inc., Class B	2,142
78	Nucor Corp.	4,569
64	Southern Copper Corp. (c)	5,985
126	Steel Dynamics, Inc.	5,289
69	United States Steel Corp.	7,482
		40,111
	Multi-Utilities — 2.5%
95	Alliant Energy Corp.	3,707
341	CenterPoint Energy, Inc.	5,928
201	MDU Resources Group, Inc.	5,636
21	Public Service Enterprise Group, Inc.	1,861
138	Sempra Energy	8,144
		25,276
	Multiline Retail — 2.4%
131	Big Lots, Inc. (a) (c)	3,851
143	Dollar Tree Stores, Inc. (a)	6,206
109	J.C. Penney Co., Inc.	7,904
128	Nordstrom, Inc.	6,543
		24,504
	Office Electronics — 0.9%
494	Xerox Corp. (a)	9,135
	Oil, Gas & Consumable Fuels — 5.3%
138	Frontier Oil Corp.	6,040
77	Frontline Ltd. (Bermuda) (c)	3,526
64	Holly Corp.	4,756
77	Marathon Oil Corp.	4,596
117	Noble Energy, Inc.	7,287
54	Overseas Shipholding Group, Inc.	4,420
87	Sunoco, Inc.	6,900
109	Tesoro Corp.	6,207
65	Valero Energy Corp.	4,837
82	Western Refining, Inc. (c)	4,757
		53,326
	Personal Products — 0.6%
80	Alberto-Culver Co.	1,898
86	NBTY, Inc. (a)	3,706
		5,604
	Pharmaceuticals — 2.1%
169	Forest Laboratories, Inc. (a)	7,692
343	King Pharmaceuticals, Inc. (a)	7,013
322	Mylan Laboratories, Inc.	5,859
		20,564
	Real Estate Investment Trusts (REITs) — 4.4%
369	Annaly Capital Management, Inc.	5,318
69	Boston Properties, Inc.	7,037
123	General Growth Properties, Inc.	6,492
132	Hospitality Properties Trust	5,485
133	iStar Financial, Inc.	5,887
96	Nationwide Health Properties, Inc. (c)	2,611
131	ProLogis	7,476
137	Thornburg Mortgage, Inc. (c)	3,592
		43,898
	Real Estate Management & Development — 1.4%
185	CB Richard Ellis Group, Inc., Class A (a)	6,734
61	Jones Lang LaSalle, Inc.	6,935
		13,669
	Road & Rail — 0.7%
34	Union Pacific Corp.	3,904
82	YRC Worldwide, Inc. (a) (c)	3,032
		6,936
	Semiconductors & Semiconductor Equipment — 3.9%
208	Amkor Technology, Inc. (a) (c)	3,279
89	KLA-Tencor Corp.	4,863
137	Lam Research Corp. (a)	7,062
134	MEMC Electronic Materials, Inc. (a)	8,184
203	NVIDIA Corp. (a)	8,374
303	ON Semiconductor Corp. (a)	3,247
109	Varian Semiconductor Equipment Associates, Inc. (a) (c)	4,381
		39,390

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN INTREPID FUNDS        JUNE 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investment — Continued
	Software — 2.7%
203	BMC Software, Inc. (a)	6,152
318	Cadence Design Systems, Inc. (a)	6,992
361	Compuware Corp. (a)	4,282
200	McAfee, Inc. (a)	7,022
113	Sybase, Inc. (a)	2,707
		27,155
	Specialty Retail — 2.9%
65	Aeropostale, Inc. (a)	2,726
226	American Eagle Outfitters, Inc.	5,794
52	AutoZone, Inc. (a)	7,077
191	RadioShack Corp.	6,326
100	Sherwin-Williams Co. (The)	6,669
		28,592
	Textiles, Apparel & Luxury Goods — 0.4%
59	Phillips-Van Heusen Corp.	3,543
	Thrifts & Mortgage Finance — 0.5%
120	PMI Group, Inc. (The)	5,374
	Tobacco — 2.0%
100	Loews Corp. - Carolina Group	7,717
81	Reynolds American, Inc. (c)	5,301
126	UST, Inc.	6,741
		19,759
	Total Long-Term Investments (Cost $801,843)	982,493
Short-Term Investment — 1.4%
	Investment Company — 1.4%
13,497	JPMorgan Liquid Assets Money Market Fund, Institutional Class (b) (m) (Cost $13,497)	13,497

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 7.5%
	Certificates of Deposit — 0.9%
2,499	Calyon, New York, FRN, 5.40%, 03/15/10	2,499
6,500	Canadian Imperial Bank, New York, FRN, 5.37%, 02/14/08	6,500
		8,999
	Corporate Notes — 5.4%
4,000	Anglo Irish Bank Corp. plc, FRN, 5.36%, 07/29/08	4,000
4,000	Banque Federative du Credit Mutuel, FRN, 5.32%, 07/29/08	4,000
4,000	BBVA Senior Finance S.A., FRN, 5.41%, 03/12/10	4,000
4,000	Caixa Catal, FRN, 5.39%, 07/28/08	4,000
5,000	General Electric Capital Corp., FRN, 5.40%, 03/12/10	5,000
4,999	K2 (USA) LLC, FRN, 5.39%, 02/15/08	4,999
4,999	Liberty Lighthouse U.S. Capital, FRN, 5.34%, 02/04/08	4,999
4,000	Macquarie Bank Ltd., FRN, 5.35%, 07/29/08	4,000
4,500	Monumental Global Funding, FRN, 5.41%, 06/28/10	4,500
4,500	Morgan Stanley, FRN, 5.56%, 07/29/08	4,500
5,000	National Rural Utilities Cooperative Finance Corp., FRN, 5.30%, 07/29/08	5,000
5,000	Pricoa Global Funding I, FRN, 5.31%, 07/29/08	5,000
		53,998
	Repurchase Agreement — 1.2%
12,258	Banc of America Securities LLC, 5.39%, dated 06/29/07, due 07/02/07, repurchase price $12,264, collateralized by U.S. Government Agency Mortgages	12,258
	Total Investments of Cash Collateral for Securities on Loan (Cost $75,255)	75,255
	Total Investments — 107.1% (Cost $890,595)	1,071,245
	Liabilities in Excess of Other Assets — (7.1)%	(70,780)
	NET ASSETS — 100.0%	$1,000,465

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN INTREPID FUNDS   29

JPMorgan Intrepid Multi Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007
(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.5%
	Common Stocks — 97.5%
	Aerospace & Defense — 4.9%
1	Ceradyne, Inc. (a)	89
5	General Dynamics Corp.	415
6	Lockheed Martin Corp.	536
4	Northrop Grumman Corp.	319
1	Precision Castparts Corp.	158
9	Raytheon Co.	461
		1,978
	Airlines — 1.5%
5	AMR Corp. (a)	138
4	Continental Airlines, Inc., Class B (a)	134
3	Copa Holdings S.A., Class A (Panama)	168
4	UAL Corp. (a)	179
		619
	Auto Components — 0.4%
1	BorgWarner, Inc.	77
1	Johnson Controls, Inc.	93
		170
	Beverages — 0.6%
3	Molson Coors Brewing Co., Class B	231
	Capital Markets — 5.8%
3	Apollo Investment Corp.	74
3	Bear Stearns Cos., Inc. (The)	385
2	Goldman Sachs Group, Inc. (The)	466
6	Lehman Brothers Holdings, Inc.	447
3	MCG Capital Corp.	44
6	Merrill Lynch & Co., Inc.	460
6	Morgan Stanley	465
		2,341
	Chemicals — 0.8%
4	Celanese Corp., Class A	167
4	Lyondell Chemical Co.	161
		328
	Commercial Banks — 3.7%
5	Comerica, Inc.	295
8	PNC Financial Services Group, Inc.	605
15	U.S. Bancorp	491
2	Wells Fargo & Co.	77
		1,468
	Commercial Services & Supplies — 1.2%
2	Deluxe Corp.	79
3	Knoll, Inc.	72
1	Manpower, Inc.	120
4	R.R. Donnelley & Sons Co.	154
1	Watson Wyatt Worldwide, Inc., Class A	61
		486
	Computers & Peripherals — 3.9%
37	Brocade Communications Systems, Inc. (a)	289
14	Hewlett-Packard Co.	618
6	International Business Machines Corp.	642
		1,549
	Diversified Consumer Services — 0.8%
12	Service Corp. International	150
3	Sotheby’s	154
		304
	Diversified Financial Services — 2.6%
6	Bank of America Corp.	298
5	CIT Group, Inc.	290
9	Citigroup, Inc.	467
		1,055
	Diversified Telecommunication Services — 3.7%
15	AT&T, Inc.	641
5	CenturyTel, Inc.	245
5	Embarq Corp.	311
30	Qwest Communications International, Inc. (a)	293
		1,490
	Electric Utilities — 1.9%
2	American Electric Power Co., Inc.	106
7	Edison International	398
4	FirstEnergy Corp.	272
		776
	Electrical Equipment — 0.8%
4	Acuity Brands, Inc.	229
5	GrafTech International Ltd. (a)	81
		310
	Electronic Equipment & Instruments — 1.2%
5	Arrow Electronics, Inc. (a)	185
8	Avnet, Inc. (a)	303
		488
	Energy Equipment & Services — 1.5%
3	National Oilwell Varco, Inc. (a)	308
4	Tidewater, Inc.	315
		623

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN INTREPID FUNDS        JUNE 30, 2007

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Food & Staples Retailing — 1.6%
13		Kroger Co. (The)	364
9		Safeway, Inc.	289
			653
		Food Products — 0.5%
4		Corn Products International, Inc.	200
		Gas Utilities — 0.4%
3		Energen Corp.	157
		Health Care Providers & Services — 3.9%
3		Aetna, Inc.	131
2		Apria Healthcare Group, Inc. (a)	65
3		Cigna Corp.	152
3		Coventry Health Care, Inc. (a)	147
3		Humana, Inc. (a)	155
2		Laboratory Corp. of America Holdings (a)	129
3		McKesson Corp.	194
2		WellCare Health Plans, Inc. (a)	158
5		WellPoint, Inc. (a)	423
			1,554
		Hotels, Restaurants & Leisure — 1.1%
1		CBRL Group, Inc.	62
7		McDonald’s Corp.	378
			440
		Household Durables — 0.9%
2		Jarden Corp. (a)	77
—	(h)	NVR, Inc. (a)	68
1		Stanley Works (The)	72
3		Tempur-Pedic International, Inc.	78
3		Tupperware Brands Corp.	78
			373
		Household Products — 0.8%
3		Energizer Holdings, Inc. (a)	314
		Independent Power Producers & Energy Traders — 0.8%
4		Mirant Corp. (a)	158
4		NRG Energy, Inc. (a)	145
			303
		Industrial Conglomerates — 0.2%
3		Walter Industries, Inc.	81
		Insurance — 4.6%
3		ACE Ltd. (Bermuda)	172
4		Allstate Corp. (The)	258
4		American Financial Group, Inc.	133
5		Chubb Corp. (The)	249
3		Hartford Financial Services Group, Inc.	271
6		Loews Corp.	296
2		MetLife, Inc.	158
6		Travelers Cos., Inc. (The)	316
			1,853
		Internet & Catalog Retail — 0.6%
1		NutriSystem (a)	84
3		priceline.com, Inc. (a)	172
			256
		IT Services — 2.2%
8		Accenture Ltd., Class A (Bermuda)	343
10		Convergys Corp. (a)	251
11		Electronic Data Systems Corp.	299
			893
		Leisure Equipment & Products — 0.4%
2		Hasbro, Inc.	77
3		Mattel, Inc.	77
			154
		Machinery — 2.9%
2		Cummins, Inc.	238
2		Eaton Corp.	228
3		Manitowoc Co., Inc. (The)	253
2		Parker Hannifin Corp.	230
3		Terex Corp. (a)	232
			1,181
		Media — 3.1%
2		Gannett Co., Inc.	129
5		Marvel Entertainment, Inc. (a)	118
3		McGraw-Hill Cos., Inc. (The)	180
7		Omnicom Group, Inc.	355
5		Sinclair Broadcast Group, Inc., Class A	72
11		Walt Disney Co. (The)	379
			1,233
		Metals & Mining — 2.9%
2		Chaparral Steel Co.	154
2		Freeport-McMoRan Copper & Gold, Inc.	147
4		Nucor Corp.	258
4		Southern Copper Corp.	334
3		Steel Dynamics, Inc.	124
1		United States Steel Corp.	147
			1,164

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN INTREPID FUNDS   31

JPMorgan Intrepid Multi Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (continued)
(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Multi-Utilities — 0.7%
8	CenterPoint Energy, Inc.	134
2	Sempra Energy	139
		273
	Multiline Retail — 1.3%
4	Big Lots, Inc. (a)	130
4	Dollar Tree Stores, Inc. (a)	159
3	J.C. Penney Co., Inc.	235
		524
	Office Electronics — 1.5%
33	Xerox Corp. (a)	617
	Oil, Gas & Consumable Fuels — 8.6%
2	Alon USA Energy, Inc.	95
6	Exxon Mobil Corp.	495
8	Frontier Oil Corp.	339
7	Frontline Ltd. (Bermuda)	321
4	Holly Corp.	312
9	Marathon Oil Corp.	552
4	Overseas Shipholding Group, Inc.	317
5	Tesoro Corp.	291
7	Valero Energy Corp.	513
4	Western Refining, Inc.	217
		3,452
	Personal Products — 0.8%
8	NBTY, Inc. (a)	324
	Pharmaceuticals — 6.8%
9	Forest Laboratories, Inc. (a)	395
3	Johnson & Johnson	212
15	King Pharmaceuticals, Inc. (a)	314
10	Merck & Co., Inc.	518
17	Mylan Laboratories, Inc.	305
18	Pfizer, Inc.	459
18	Schering-Plough Corp.	546
		2,749
	Real Estate Investment Trusts (REITs) — 1.9%
11	Annaly Capital Management, Inc.	162
2	Entertainment Properties Trust	81
3	Hospitality Properties Trust	135
4	iStar Financial, Inc.	157
3	Newcastle Investment Corp.	71
6	Thornburg Mortgage, Inc.	152
		758
	Real Estate Management & Development — 0.6%
3	CB Richard Ellis Group, Inc., Class A (a)	104
1	Jones Lang LaSalle, Inc.	125
		229
	Road & Rail — 0.2%
1	Union Pacific Corp.	69
	Semiconductors & Semiconductor Equipment — 2.9%
16	Amkor Technology, Inc. (a)	257
5	Lam Research Corp. (a)	231
4	MEMC Electronic Materials, Inc. (a)	248
21	ON Semiconductor Corp. (a)	226
5	Varian Semiconductor Equipment Associates, Inc. (a)	219
		1,181
	Software — 3.7%
10	BMC Software, Inc. (a)	289
14	Cadence Design Systems, Inc. (a)	313
32	Oracle Corp. (a)	626
11	Sybase, Inc. (a)	251
		1,479
	Specialty Retail — 1.7%
3	Aeropostale, Inc. (a)	140
6	American Eagle Outfitters, Inc.	147
1	AutoZone, Inc. (a)	164
2	Gymboree Corp. (a)	71
2	Sherwin-Williams Co. (The)	150
		672
	Textiles, Apparel & Luxury Goods — 0.3%
1	Nike, Inc., Class B	76
1	Phillips-Van Heusen Corp.	60
		136
	Thrifts & Mortgage Finance — 1.1%
3	Fannie Mae	176
6	PMI Group, Inc. (The)	273
		449
	Tobacco — 3.2%
4	Altria Group, Inc.	270
4	Loews Corp. - Carolina Group	305
8	Reynolds American, Inc.	489
4	UST, Inc.	231
		1,295
	Total Long-Term Investments (Cost $33,730)	39,232

SEE NOTES TO FINANCIAL STATEMENTS.

32   JPMORGAN INTREPID FUNDS        JUNE 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 3.4%
	Investment Company — 3.4%
1,378	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $1,378)	1,378
	Total Investments — 100.9% (Cost $35,108)	40,610
	Liabilities in Excess of Other Assets — (0.9)%	(358)
	NET ASSETS — 100.0%	$40,252

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN INTREPID FUNDS   33

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007
(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.4%
	Common Stocks — 97.4%
	Aerospace & Defense — 4.4%
24	General Dynamics Corp.	1,877
99	Honeywell International, Inc.	5,572
13	L-3 Communications Holdings, Inc.	1,295
55	Lockheed Martin Corp.	5,203
107	Raytheon Co.	5,756
		19,703
	Airlines — 0.8%
42	AMR Corp. (a)	1,115
37	Continental Airlines, Inc., Class B (a)	1,256
21	Copa Holdings S.A., Class A (Panama)	1,385
		3,756
	Auto Components — 0.4%
15	Johnson Controls, Inc.	1,713
	Beverages — 0.2%
12	Molson Coors Brewing Co., Class B	1,073
	Capital Markets — 9.3%
15	A.G. Edwards, Inc.	1,277
30	American Capital Strategies Ltd.	1,263
40	Bear Stearns Cos., Inc. (The)	5,600
36	Goldman Sachs Group, Inc. (The)	7,825
97	Lehman Brothers Holdings, Inc.	7,243
98	Merrill Lynch & Co., Inc.	8,149
117	Morgan Stanley	9,772
		41,129
	Chemicals — 0.3%
33	Celanese Corp., Class A	1,276
	Commercial Banks — 7.2%
22	Comerica, Inc.	1,279
91	PNC Financial Services Group, Inc.	6,516
176	U.S. Bancorp	5,802
190	Wachovia Corp.	9,754
250	Wells Fargo & Co.	8,792
		32,143
	Commercial Services & Supplies — 0.3%
30	R.R. Donnelley & Sons Co.	1,284
	Computers & Peripherals — 2.0%
109	Hewlett-Packard Co.	4,864
40	International Business Machines Corp.	4,220
		9,084
	Diversified Financial Services — 3.8%
292	Bank of America Corp.	14,292
23	CIT Group, Inc.	1,272
27	Citigroup, Inc.	1,359
		16,923
	Diversified Telecommunication Services — 6.4%
478	AT&T, Inc.	19,843
26	CenturyTel, Inc.	1,261
20	Embarq Corp. (a)	1,259
630	Qwest Communications International, Inc. (a)	6,115
		28,478
	Electric Utilities — 3.3%
97	American Electric Power Co., Inc.	4,382
115	Edison International	6,426
57	FirstEnergy Corp.	3,719
		14,527
	Electrical Equipment — 0.3%
21	Acuity Brands, Inc.	1,278
	Energy Equipment & Services — 0.6%
13	National Oilwell Varco, Inc. (a)	1,313
17	Tidewater, Inc.	1,212
		2,525
	Food & Staples Retailing — 1.0%
156	Kroger Co. (The)	4,380
	Food Products — 0.4%
29	General Mills, Inc.	1,665
	Gas Utilities — 0.5%
22	AGL Resources, Inc.	899
23	Energen Corp.	1,263
		2,162
	Health Care Providers & Services — 1.5%
23	Cigna Corp.	1,191
20	Humana, Inc. (a)	1,230
12	WellCare Health Plans, Inc. (a)	1,077
40	WellPoint, Inc. (a)	3,225
		6,723
	Hotels, Restaurants & Leisure — 0.9%
77	McDonald’s Corp.	3,901
	Household Durables — 0.8%
2	NVR, Inc. (a)	1,292
22	Stanley Works (The)	1,311
38	Tempur-Pedic International, Inc.	979
		3,582

SEE NOTES TO FINANCIAL STATEMENTS.

34   JPMORGAN INTREPID FUNDS        JUNE 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Household Products — 1.1%
13	Energizer Holdings, Inc. (a)	1,285
55	Kimberly-Clark Corp.	3,699
		4,984
	Independent Power Producers & Energy Traders — 0.5%
30	Mirant Corp. (a)	1,288
27	NRG Energy, Inc. (a)	1,122
		2,410
	Insurance — 8.4%
34	ACE Ltd. (Bermuda)	2,144
79	Allstate Corp. (The)	4,865
28	American Financial Group, Inc.	961
18	Arch Capital Group Ltd. (Bermuda) (a)	1,320
104	Chubb Corp. (The)	5,631
24	CNA Financial Corp.	1,121
47	Hartford Financial Services Group, Inc.	4,630
125	Loews Corp.	6,357
18	Nationwide Financial Services, Inc.	1,151
24	Odyssey Re Holdings Corp.	1,008
132	Travelers Cos., Inc. (The)	7,073
10	XL Capital Ltd., Class A (Bermuda)	877
		37,138
	IT Services — 0.5%
39	Convergys Corp. (a)	948
47	Electronic Data Systems Corp.	1,303
		2,251
	Leisure Equipment & Products — 0.5%
35	Hasbro, Inc.	1,084
39	Mattel, Inc.	976
		2,060
	Machinery — 3.3%
65	Caterpillar, Inc.	5,050
14	Cummins, Inc.	1,377
14	Eaton Corp.	1,283
15	Manitowoc Co., Inc. (The)	1,206
37	PACCAR, Inc.	3,247
13	Parker Hannifin Corp.	1,263
13	Terex Corp. (a)	1,081
		14,507
	Media — 3.4%
21	Gannett Co., Inc.	1,171
27	McGraw-Hill Cos., Inc. (The)	1,831
91	Omnicom Group, Inc.	4,826
219	Walt Disney Co. (The)	7,473
		15,301
	Metals & Mining — 3.8%
18	Chaparral Steel Co.	1,265
15	Cleveland-Cliffs, Inc.	1,188
46	Freeport-McMoRan Copper & Gold, Inc.	3,835
84	Nucor Corp.	4,947
38	Southern Copper Corp.	3,577
23	Steel Dynamics, Inc.	964
11	United States Steel Corp.	1,218
		16,994
	Multi-Utilities — 1.6%
34	Alliant Energy Corp.	1,305
76	CenterPoint Energy, Inc.	1,328
78	Sempra Energy	4,599
		7,232
	Multiline Retail — 0.2%
30	Big Lots, Inc. (a)	871
	Office Electronics — 0.3%
64	Xerox Corp. (a)	1,186
	Oil, Gas & Consumable Fuels — 12.8%
161	Chevron Corp.	13,572
308	Exxon Mobil Corp.	25,860
27	Frontier Oil Corp.	1,195
15	Holly Corp.	1,083
120	Marathon Oil Corp.	7,213
16	Overseas Shipholding Group, Inc.	1,286
20	Tesoro Corp.	1,120
76	Valero Energy Corp.	5,606
		56,935
	Personal Products — 0.6%
50	Alberto-Culver Co.	1,191
31	NBTY, Inc. (a)	1,348
		2,539
	Pharmaceuticals — 5.6%
27	Forest Laboratories, Inc. (a)	1,223
63	King Pharmaceuticals, Inc. (a)	1,294
132	Merck & Co., Inc.	6,560
68	Mylan Laboratories, Inc.	1,233
567	Pfizer, Inc.	14,488
		24,798

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN INTREPID FUNDS   35

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (continued)
(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Real Estate Investment Trusts (REITs) — 1.9%
91	Annaly Capital Management, Inc.	1,315
11	Boston Properties, Inc.	1,113
30	Hospitality Properties Trust	1,237
26	iStar Financial, Inc.	1,166
21	ProLogis	1,206
41	Realty Income Corp.	1,043
48	Thornburg Mortgage, Inc.	1,249
		8,329
	Real Estate Management & Development — 0.5%
27	CB Richard Ellis Group, Inc., Class A (a)	996
10	Jones Lang LaSalle, Inc.	1,158
		2,154
	Semiconductors & Semiconductor Equipment — 0.6%
89	Amkor Technology, Inc. (a)	1,400
24	Lam Research Corp. (a)	1,249
		2,649
	Software — 0.3%
66	Oracle Corp. (a)	1,291
	Specialty Retail — 1.1%
48	American Eagle Outfitters, Inc.	1,243
9	AutoZone, Inc. (a)	1,271
35	RadioShack Corp.	1,153
19	Sherwin-Williams Co. (The)	1,290
		4,957
	Textiles, Apparel & Luxury Goods — 0.3%
21	Phillips-Van Heusen Corp.	1,290
	Thrifts & Mortgage Finance — 2.2%
133	Fannie Mae	8,656
28	PMI Group, Inc. (The)	1,246
		9,902
	Tobacco — 3.5%
93	Altria Group, Inc.	6,555
17	Loews Corp. - Carolina Group	1,312
95	Reynolds American, Inc.	6,187
23	UST, Inc.	1,257
		15,311
	Total Long-Term Investments (Cost $397,864)	432,394
Short-Term Investment — 1.4%
	Investment Company — 1.4%
6,461	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $6,461)	6,461
	Total Investments — 98.8% (Cost $404,325)	438,855
	Other Assets in Excess of Liabilities — 1.2%	5,182
	NET ASSETS — 100.0%	$444,037

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

36   JPMORGAN INTREPID FUNDS        JUNE 30, 2007

JPMorgan Intrepid Funds

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007

ABBREVIATIONS:

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisors Inc.

(c)—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(h)—	Amount rounds to less than one thousand.

(j)—	Securities are pledged with a broker as collateral for short sales.

(m)—	All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBA, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

ADR—	American Depositary Receipt

FRN—	Floating Rate Note. The rate shown is the rate in effect as of June 30, 2007.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN INTREPID FUNDS   37

STATEMENTS OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2007
(Amounts in thousands, except per share amounts)

	Intrepid America Fund		Intrepid Growth Fund		Intrepid Long/Short Fund
ASSETS:
Investments in non-affiliates, at value	$6,115,655		$2,197,729		$88,421
Investments in affiliates, at value	41,468		26,908		204
Total investment securities, at value	6,157,123		2,224,637		88,625
Cash	—	(b)	—	(b)	—
Deposits with broker for futures	6,986		—		—
Receivables:
Investment securities sold	—		27,761		—
Fund shares sold	13,566		10,390		10
Interest and dividends	7,279		1,582		88
Total Assets	6,184,954		2,264,370		88,723

LIABILITIES:
Payables:
Due to custodian	—		—		8
Dividends for securities sold short	—		—		14
Investment securities purchased	—		40,502		—
Securities sold short, at value	—		—		24,011
Fund shares redeemed	961		291		—
Variation margin on futures contracts	21		—		—
Accrued liabilities:
Investment advisory fees	3,319		1,175		50
Administration fees	385		96		4
Shareholder servicing fees	1,263		431		13
Distribution fees	48		41		1
Custodian and accounting fees	71		18		7
Trustees’ and Chief Compliance Officer’s fees	6		—		—	(b)
Other	423		248		68
Total Liabilities	6,497		42,802		24,176
Net Assets	$6,178,457		$2,221,568		$64,547

(a)	Redemption price for Class C Shares varies based on the length of time the shares were held.

(b)	Amount is less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

38   JPMORGAN INTREPID FUNDS        JUNE 30, 2007

	Intrepid America Fund	Intrepid Growth Fund	Intrepid Long/Short Fund
NET ASSETS:
Paid in capital	$5,003,552	$1,900,143	$54,110
Accumulated undistributed (distributions in excess of) net investment income	20,548	4,326	— (b)
Accumulated net realized gains (losses)	175,396	31,840	(2,404)
Net unrealized appreciation (depreciation)	978,961	285,259	12,841
Total Net Assets	$6,178,457	$2,221,568	$64,547

Net Assets:
Class A	$129,399	$94,384	$599
Class C	34,576	38,334	595
R Class	89,464	132,234	—
Select Class	5,925,018	1,956,616	63,353
Total	$6,178,457	$2,221,568	$64,547

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	4,363	3,847	33
Class C	1,177	1,579	33
R Class	3,001	5,368	—
Select Class	198,834	79,421	3,515

Net Asset Value
Class A — Redemption price per share	$29.66	$24.53	$17.98
Class C — Offering price per share (a)	29.38	24.28	17.85
R Class — Offering and redemption price per share	29.81	24.63	—
Select Class — Offering and redemption price per share	29.80	24.64	18.02
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share (net asset value per share/100% – maximum sales charge)	$31.30	$25.89	$18.98
Cost of investments	$5,178,290	$1,939,378	$75,689
Proceeds from securities sold short	—	—	23,916

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN INTREPID FUNDS   39

STATEMENTS OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2007 (continued)
(Amounts in thousands, except per share amounts)

	Intrepid Mid Cap Fund	Intrepid Multi Cap Fund		Intrepid Value Fund
ASSETS:
Investments in non-affiliates, at value	$1,057,748	$39,232		$432,394
Investments in affiliates, at value	13,497	1,378		6,461
Total investment securities, at value	1,071,245	40,610		438,855
Cash	67	—		—	(b)
Receivables:
Investment securities sold	—	97		—
Fund shares sold	5,785	438		5,357
Interest and dividends	1,018	58		721
Total Assets	1,078,115	41,203		444,933

LIABILITIES:
Payables:
Due to custodian	—	2		—
Dividends	594	—		187
Investment securities purchased	—	840		—
Collateral for securities lending program	75,255	—		—
Fund shares redeemed	676	23		211
Accrued liabilities:
Investment advisory fees	539	18		190
Administration fees	47	2		36
Shareholder servicing fees	132	—		64
Distribution fees	93	6		84
Custodian and accounting fees	12	7		15
Trustees’ and Chief Compliance Officer’s fees	3	—	(b)	—	(b)
Other	299	53		109
Total Liabilities	77,650	951		896
Net Assets	$1,000,465	$40,252		$444,037

(a)	Redemption price for Class B and Class C Shares varies based on the length of time the shares were held.

(b)	Amount is less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

40   JPMORGAN INTREPID FUNDS        JUNE 30, 2007

	Intrepid Mid Cap Fund	Intrepid Multi Cap Fund	Intrepid Value Fund
NET ASSETS:
Paid in capital	$738,468	$33,414	$405,889
Accumulated undistributed (distributions in excess of) net investment income	20	82	66
Accumulated net realized gains (losses)	81,327	1,254	3,552
Net unrealized appreciation (depreciation)	180,650	5,502	34,530
Total Net Assets	$1,000,465	$40,252	$444,037

Net Assets:
Class A	$237,337	$12,967	$211,761
Class B	31,601	—	—
Class C	39,678	5,408	70,162
R Class	—	—	41,768
Select Class	646,572	21,877	120,346
Ultra	45,277	—	—
Total	$1,000,465	$40,252	$444,037

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	12,778	514	7,254
Class B	1,842	—	—
Class C	2,311	216	2,415
R Class	—	—	1,427
Select Class	33,877	864	4,113
Ultra	2,371	—	—

Net Asset Value
Class A — Redemption price per share	$18.57	$25.22	$29.19
Class B — Offering price per share (a)	17.16	—	—
Class C — Offering price per share (a)	17.17	24.99	29.05
R Class — Offering and redemption price per share	—	—	29.26
Select Class — Offering and redemption price per share	19.09	25.32	29.26
Ultra — Offering and redemption price per share	19.09	—	—
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share (net asset value per share/100% – maximum sales charge)	$19.60	$26.62	$30.81

Cost of investments	$890,595	$35,108	$404,325
Market value of securities on loan	73,825	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN INTREPID FUNDS   41

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2007
(Amounts in thousands)

	Intrepid America Fund	Intrepid Growth Fund	Intrepid Long/Short Fund
INVESTMENT INCOME:
Dividend income	$97,722	$20,929	$1,073
Dividend income from affiliates (a)	4,532	1,909	40
Interest income	—	— (b)	—
Total investment income	102,254	22,838	1,113
EXPENSES:
Investment advisory fees	34,855	10,607	777
Administration fees	5,387	1,638	62
Distribution fees:
Class A	229	107	1
Class C	166	145	4
Shareholder servicing fees:
Class A	229	107	1
Class C	55	49	1
R Class	20	30	—
Select Class	13,020	3,775	153
Custodian and accounting fees	315	87	12
Dividend expenses for securities sold short	—	—	359
Professional fees	130	65	60
Trustees’ and Chief Compliance Officer’s fees	66	20	1
Printing and mailing costs	191	133	22
Registration and filing fees	88	65	32
Transfer agent fees	689	399	41
Interest expense	5	1	— (b)
Other	74	33	3
Total expenses	55,519	17,261	1,529
Less amounts waived	(1,561)	(804)	(229)
Less earnings credits	(17)	(5)	(3)
Less reimbursements for legal matters	—	—	—
Net expenses	53,941	16,452	1,297
Net investment income (loss)	48,313	6,386	(184)
REALIZED/UNREALIZED GAINS (LOSSES):
Realized gain (loss) on transactions from:
Investments	170,642	41,493	2,798
Futures	11,355	—	—
Securities sold short	—	—	(4,152)
Net realized gain (loss)	181,997	41,493	(1,354)
Change in net unrealized appreciation (depreciation) of:
Investments	684,786	225,972	13,406
Futures	(3,280)	—	—
Securities sold short	—	—	(1,024)
Change in net unrealized appreciation (depreciation)	681,506	225,972	12,382
Net realized/unrealized gains (losses)	863,503	267,465	11,028
Change in net assets resulting from operations	$911,816	$273,851	$10,844

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount is less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

42   JPMORGAN INTREPID FUNDS        JUNE 30, 2007

	Intrepid Mid Cap Fund	Intrepid Multi Cap Fund		Intrepid Value Fund
INVESTMENT INCOME:
Dividend income	$13,231	$435		$5,296
Dividend income from affiliates (a)	514	31		428
Income from securities lending (net)	475	—		—
Total investment income	14,220	466		5,724

EXPENSES:
Investment advisory fees	6,033	179		1,502
Administration fees	932	28		232
Distribution fees:
Class A	490	19		274
Class B	207	—		—
Class C	224	22		261
Shareholder servicing fees:
Class A	490	19		274
Class B	69	—		—
Class C	75	7		87
R Class	—	—		8
Select Class	1,587	43		177
Custodian and accounting fees	62	30		50
Professional fees	43	48		60
Trustees’ and Chief Compliance Officer’s fees	13	—	(b)	3
Printing and mailing costs	38	—		9
Registration and filing fees	83	33		94
Transfer agent fees	687	42		156
Interest expense	5	—	(b)	—
Other	31	6		15
Total expenses	11,069	476		3,202
Less amounts waived	(996)	(160)		(383)
Less earnings credits	(2)	—	(b)	(5)
Less reimbursements for legal matters	— (b)	—		—
Net expenses	10,071	316		2,814
Net investment income (loss)	4,149	150		2,910

REALIZED/UNREALIZED GAINS (LOSSES):
Realized gain (loss) on transactions from investments	110,187	1,495		3,966
Change in net unrealized appreciation (depreciation) of investments	43,334	3,559		28,793
Net realized/unrealized gains (losses)	153,521	5,054		32,759
Change in net assets resulting from operations	$157,670	$5,204		$35,669

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount is less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN INTREPID FUNDS   43

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	Intrepid America Fund			Intrepid Growth Fund
	Year Ended 6/30/2007	Period Ended 6/30/2006 (a)	Year Ended 12/31/2005	Year Ended 6/30/2007	Period Ended 6/30/2006 (a)	Year Ended 12/31/2005
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$48,313	$19,188	$12,907	$6,386	$2,187	$1,138
Net realized gain (loss)	181,997	5,044	4,987	41,493	(5,904)	(3,921)
Change in net unrealized appreciation (depreciation)	681,506	110,863	144,941	225,972	3,924	40,305
Change in net assets resulting from operations	911,816	135,095	162,835	273,851	207	37,522

DISTRIBUTIONS TO SHAREHOLDERS:
Class A Shares (b)
From net investment income	(732)	—	(50)	(82)	—	(3)
From net realized gains	(176)	—	—	—	—	(1)
Class C Shares (b)
From net investment income	(139)	—	(9)	(3)	—	(1)
From net realized gains	(43)	—	—	—	—	— (d)
R Class Shares (c)
From net investment income	(358)	—	—	(175)	—	—
From net realized gains	(62)	—	—	—	—	—
Select Class Shares
From net investment income	(44,617)	—	(12,770)	(3,814)	—	(1,138)
From net realized gains	(10,629)	—	—	—	—	(201)
Total distributions to shareholders	(56,756)	—	(12,829)	(4,074)	—	(1,344)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	822,962	1,332,898	2,523,590	689,965	526,772	690,874

NET ASSETS:
Change in net assets	1,678,022	1,467,993	2,673,596	959,742	526,979	727,052
Beginning of period	4,500,435	3,032,442	358,846	1,261,826	734,847	7,795
End of period	$6,178,457	$4,500,435	$3,032,442	$2,221,568	$1,261,826	$734,847
Accumulated undistributed (distributions in excess of) net investment income	$20,548	$19,178	$78	$4,326	$2,175	$— (d)

(a)	The Fund has changed its fiscal year end from December 31 to June 30.

(b)	Commencement of offering of class of shares was February 19, 2005.

(c)	Commencement of offering of class of shares was May 15, 2006.

(d)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

44   JPMORGAN INTREPID FUNDS        JUNE 30, 2007

	Intrepid Long/Short Fund (a)		Intrepid Mid Cap Fund
	Year Ended 6/30/2007	Period Ended 6/30/2006	Year Ended 6/30/2007	Year Ended 6/30/2006 (b)
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(184)	$8	$4,149	$3,727
Net realized gain (loss)	(1,354)	(1,018)	110,187	95,126
Change in net unrealized appreciation (depreciation)	12,382	459	43,334	31,454
Change in net assets resulting from operations	10,844	(551)	157,670	130,307

DISTRIBUTIONS TO SHAREHOLDERS:
Class A Shares
From net investment income	—	—	(714)	(469)
From net realized gains	—	—	(17,356)	(39,931)
Class B Shares
From net investment income	—	—	(26)	—
From net realized gains	—	—	(2,646)	(5,111)
Class C Shares
From net investment income	—	—	(29)	—
From net realized gains	—	—	(2,833)	(3,518)
Select Class Shares
From net investment income	(54)	—	(3,556)	(3,279)
From net realized gains	—	—	(57,129)	(181,533)
Ultra
From net investment income	—	—	(296)	(194)
From net realized gains	—	—	(3,775)	(7,898)
Total distributions to shareholders	(54)	—	(88,360)	(241,933)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(5,336)	59,644	55,745	151,472

NET ASSETS:
Change in net assets	5,454	59,093	125,055	39,846
Beginning of period	59,093	—	875,410	835,564
End of period	$64,547	$59,093	$1,000,465	$875,410
Accumulated undistributed (distributions in excess of) net investment income	$— (c)	$20	$20	$(300)

(a)	Commencement of operations was January 31, 2006.

(b)	Prior to July 29, 2005, the Fund was named Diversified Mid Cap Fund.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN INTREPID FUNDS   45

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	Intrepid Multi Cap Fund (a)			Intrepid Value Fund
	Year Ended 6/30/2007	Period Ended 6/30/2006 (b)	Year Ended 12/31/2005	Year Ended 6/30/2007	Period Ended 6/30/2006 (b)	Year Ended 12/31/2005
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$150	$61	$187	$2,910	$334	$322
Net realized gain (loss)	1,495	736	2,768	3,966	1,532	940
Change in net unrealized appreciation (depreciation)	3,559	108	(1,569)	28,793	1,676	1,418
Change in net assets resulting from operations	5,204	905	1,386	35,669	3,542	2,680

DISTRIBUTIONS TO SHAREHOLDERS:
Class A Shares (c)
From net investment income	(33)	—	(6)	(1,358)	(73)	(22)
From net realized gains	(414)	—	(73)	(995)	—	(64)
Class C Shares (c)
From net investment income	(7)	—	(1)	(269)	(19)	(3)
From net realized gains	(146)	—	(17)	(307)	—	(8)
R Class (d)
From net investment income	—	—	—	(257)	— (e)	—
From net realized gains	—	—	—	— (e)	—	—
Select Class Shares
From net investment income	(89)	—	(198)	(981)	(217)	(407)
From net realized gains	(980)	—	(2,691)	(647)	—	(953)
Total distributions to shareholders	(1,669)	—	(2,986)	(4,814)	(309)	(1,457)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	15,269	65	3,146	340,761	34,221	18,234

NET ASSETS:
Change in net assets	18,804	970	1,546	371,616	37,454	19,457
Beginning of period	21,448	20,478	18,932	72,421	34,967	15,510
End of period	$40,252	$21,448	$20,478	$444,037	$72,421	$34,967
Accumulated undistributed (distributions in excess of) net investment income	$82	$61	$— (e)	$66	$24	$— (e)

(a)	Prior to February 19, 2005, the Fund was named Intrepid Investor Fund. From February 19, 2005 to April 10, 2006, the Fund was named Intrepid Contrarian Fund.

(b)	The Fund has changed its fiscal year end from December 31 to June 30.

(c)	Commencement of offering of class of shares was February 19, 2005.

(d)	Commencement of offering of class of shares was May 15, 2006.

(e)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

46   JPMORGAN INTREPID FUNDS        JUNE 30, 2007

	Intrepid America Fund			Intrepid Growth Fund
	Year Ended 6/30/2007	Period Ended 6/30/2006 (a)	Year Ended 12/31/2005	Year Ended 6/30/2007	Period Ended 6/30/2006 (a)	Year Ended 12/31/2005
CAPITAL TRANSACTIONS:
Class A (b)
Proceeds from shares issued	$81,931	$40,198	$13,145	$77,431	$15,165	$4,419
Dividends reinvested	843	—	47	64	—	3
Cost of shares redeemed	(16,871)	(3,785)	(804)	(7,605)	(1,123)	(642)
Change in net assets from Class A capital transactions	$65,903	$36,413	$12,388	$69,890	$14,042	$3,780
Class C (b)
Proceeds from shares issued	$24,113	$6,288	$3,217	$29,179	$6,221	$1,922
Dividends reinvested	154	—	8	3	—	1
Cost of shares redeemed	(2,297)	(233)	(28)	(1,716)	(220)	(16)
Change in net assets from Class C capital transactions	$21,970	$6,055	$3,197	$27,466	$6,001	$1,907
R Class (c)
Proceeds from shares issued	$72,559	$13,039	$—	$126,466	$9,496	$—
Dividends reinvested	421	—	—	175	—	—
Cost of shares redeemed	(2,937)	(1)	—	(14,342)	—	—
Change in net assets from R Class capital transactions	$70,043	$13,038	$—	$112,299	$9,496	$—
Select Class
Proceeds from shares issued	$1,253,155	$1,523,802	$2,589,446	$647,127	$472,487	$709,878
Subscription in-kind (Note 9)	—	—	—	—	94,168	—
Dividends reinvested	6,427	—	1,254	314	—	139
Cost of shares redeemed	(594,536)	(246,410)	(82,695)	(167,131)	(69,422)	(24,830)
Change in net assets from Select Class capital transactions	$665,046	$1,277,392	$2,508,005	$480,310	$497,233	$685,187

(a)	The Fund has changed its fiscal year end from December 31 to June 30.

(b)	Commencement of offering of class of shares was February 19, 2005.

(c)	Commencement of offering of class of shares was May 15, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN INTREPID FUNDS   47

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	Intrepid America Fund			Intrepid Growth Fund
	Year Ended 6/30/2007	Period Ended 6/30/2006 (a)	Year Ended 12/31/2005	Year Ended 6/30/2007	Period Ended 6/30/2006 (a)	Year Ended 12/31/2005
SHARE TRANSACTIONS:
Class A (b)
Issued	2,962	1,598	555	3,331	715	222
Reinvested	30	—	2	3	—	— (d)
Redeemed	(601)	(150)	(33)	(339)	(53)	(32)
Change in Class A Shares	2,391	1,448	524	2,995	662	190
Class C (b)
Issued	876	251	136	1,275	295	95
Reinvested	6	—	— (d)	— (d)	—	— (d)
Redeemed	(82)	(9)	(1)	(75)	(10)	(1)
Change in Class C Shares	800	242	135	1,200	285	94
R Class (c)
Issued	2,562	529	—	5,504	467	—
Reinvested	15	—	—	8	—	—
Redeemed	(105)	— (d)	—	(611)	—	—
Change in R Class Shares	2,472	529	—	4,901	467	—
Select Class
Issued	45,146	60,489	111,434	28,125	22,396	36,046
Subscription in-kind (Note 9)	—	—	—	—	4,427	—
Reinvested	232	—	51	14	—	7
Redeemed	(21,360)	(9,727)	(3,488)	(7,430)	(3,334)	(1,239)
Change in Select Class Shares	24,018	50,762	107,997	20,709	23,489	34,814

(a)	The Fund has changed its fiscal year end from December 31 to June 30.

(b)	Commencement of offering of class of shares was February 19, 2005.

(c)	Commencement of offering of class of shares was May 15, 2006.

(d)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

48   JPMORGAN INTREPID FUNDS        JUNE 30, 2007

	Intrepid Long/Short Fund		Intrepid Mid Cap Fund
	Year Ended 6/30/2007	Period Ended 6/30/2006 (a)	Year Ended 6/30/2007	Year Ended 6/30/2006 (b)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$500	$86,454	$92,170
Dividends reinvested	—	—	16,899	36,083
Cost of shares redeemed	—	—	(46,777)	(57,940)
Change in net assets from Class A capital transactions	$—	$500	$56,576	$70,313
Class B
Proceeds from shares issued	$—	$—	$9,646	$13,961
Dividends reinvested	—	—	2,503	4,577
Cost of shares redeemed	—	—	(6,645)	(5,343)
Change in net assets from Class B capital transactions	$—	$—	$5,504	$13,195
Class C
Proceeds from shares issued	$—	$500	$20,314	$18,625
Dividends reinvested	—	—	2,347	2,772
Cost of shares redeemed	—	—	(7,838)	(4,406)
Change in net assets from Class C capital transactions	$—	$500	$14,823	$16,991
Select Class
Proceeds from shares issued	$167	$63,030	$113,874	$222,246
Dividends reinvested	— (c)	—	23,011	57,134
Cost of shares redeemed	(5,503)	(4,386)	(166,150)	(239,068)
Change in net assets from Select Class capital transactions	$(5,336)	$58,644	$(29,265)	$40,312
Ultra
Proceeds from shares issued	$—	$—	$9,228	$20,664
Dividends reinvested	—	—	634	11
Cost of shares redeemed	—	—	(1,755)	(10,014)
Change in net assets from Ultra capital transactions	$—	$—	$8,107	$10,661

(a)	Commencement of operations was January 31, 2006.

(b)	Prior to July 29, 2005, the Fund was named Diversified Mid Cap Fund.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN INTREPID FUNDS   49

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	Intrepid Long/Short Fund		Intrepid Mid Cap Fund
	Year Ended 6/30/2007	Period Ended 6/30/2006 (a)	Year Ended 6/30/2007	Year Ended 6/30/2006 (b)
SHARE TRANSACTIONS:
Class A
Issued	—	33	4,860	4,835
Reinvested	—	—	988	2,188
Redeemed	—	—	(2,642)	(3,080)
Change in Class A Shares	—	33	3,206	3,943
Class B
Issued	—	—	586	803
Reinvested	—	—	158	297
Redeemed	—	—	(403)	(302)
Change in Class B Shares	—	—	341	798
Class C
Issued	—	33	1,230	1,081
Reinvested	—	—	148	180
Redeemed	—	—	(478)	(247)
Change in Class C Shares	—	33	900	1,014
Select Class
Issued	10	4,116	6,327	12,481
Reinvested	— (c)	—	1,309	3,382
Redeemed	(325)	(286)	(9,139)	(12,475)
Change in Select Class Shares	(315)	3,830	(1,503)	3,388
Ultra
Issued	—	—	503	1,133
Reinvested	—	—	36	1
Redeemed	—	—	(97)	(505)
Change in Ultra Shares	—	—	442	629

(a)	Commencement of operation was January 31, 2006.

(b)	Prior to July 29, 2005, the Fund was named Diversified Mid Cap Fund.

(c)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

50   JPMORGAN INTREPID FUNDS        JUNE 30, 2007

	Intrepid Multi Cap Fund (a)			Intrepid Value Fund
	Year Ended 6/30/2007	Period Ended 6/30/2006 (b)	Year Ended 12/31/2005	Year Ended 6/30/2007	Period Ended 6/30/2006 (b)		Year Ended 12/31/2005
CAPITAL TRANSACTIONS:
Class A (c)
Proceeds from shares issued	$9,862	$3,881	$736	$193,667	$18,709		$3,158
Dividends reinvested	360	—	70	2,013	63		72
Cost of shares redeemed	(2,549)	(289)	(54)	(19,982)	(688)		(28)
Change in net assets from Class A capital transactions	$7,673	$3,592	$752	$175,698	$18,084		$3,202
Class C (c)
Proceeds from shares issued	$4,230	$1,329	$184	$60,295	$7,432		$495
Dividends reinvested	123	—	18	407	11		9
Cost of shares redeemed	(712)	(77)	(26)	(3,106)	(31)		(16)
Change in net assets from Class C capital transactions	$3,641	$1,252	$176	$57,596	$7,412		$488
R Class
Proceeds from shares issued	$—	$—	$—	$41,377	$15	(e)	$—
Dividends reinvested	—	—	—	257	—	(d)(e)	—
Cost of shares redeemed	—	—	—	(1,892)	—		—
Change in net assets from R Class capital transactions	$—	$—	$—	$39,742	$15		$—
Select Class
Proceeds from shares issued	$7,566	$535	$3,708	$99,032	$12,310		$24,881
Dividends reinvested	321	—	1,370	856	58		318
Cost of shares redeemed	(3,932)	(5,314)	(2,860)	(32,163)	(3,658)		(10,655)
Change in net assets from Select Class capital transactions	$3,955	$(4,779)	$2,218	$67,725	$8,710		$14,544

(a)	Prior to February 19, 2005, the Fund was named Intrepid Investor Fund. From February 19, 2005 to April 10, 2006, the Fund was named Intrepid Contrarian Fund.

(b)	The Fund has changed its fiscal year end from December 31 to June 30.

(c)	Commencement of offering of class of shares was February 19, 2005.

(d)	Amount rounds to less than $1,000.

(e)	Commencement of offering of class of shares was May 15, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN INTREPID FUNDS   51

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	Intrepid Multi Cap Fund (a)			Intrepid Value Fund
	Year Ended 6/30/2007	Period Ended 6/30/2006 (b)	Year Ended 12/31/2005	Year Ended 6/30/2007	Period Ended 6/30/2006 (b)		Year Ended 12/31/2005
SHARE TRANSACTIONS:
Class A (c)
Issued	412	174	32	7,020	764		138
Reinvested	16	—	3	72	2		3
Redeemed	(108)	(13)	(2)	(716)	(28)		(1)
Change in Class A Shares	320	161	33	6,376	738		140
Class C (c)
Issued	176	60	8	2,186	305		21
Reinvested	5	—	1	15	—	(e)	—	(e)
Redeemed	(29)	(4)	(1)	(111)	(1)		—	(e)
Change in Class C Shares	152	56	8	2,090	304		21
R Class
Issued	—	—	—	1,479	1	(d)	—
Reinvested	—	—	—	9	—	(d)(e)	—
Redeemed	—	—	—	(62)	—		—
Change in R Class Shares	—	—	—	1,426	1		—
Select Class
Issued	315	25	160	3,513	505		1,111
Reinvested	14	—	62	31	3		14
Redeemed	(167)	(239)	(120)	(1,149)	(152)		(473)
Change in Select Class Shares	162	(214)	102	2,395	356		652

(a)	Prior to February 19, 2005, the Fund was named Intrepid Investor Fund. From February 19, 2005 to April 10, 2006, the Fund was named Intrepid Contrarian Fund.

(b)	The Fund has changed its fiscal year end from December 31 to June 30.

(c)	Commencement of offering of class of shares was February 19, 2005.

(d)	Commencement of offering of class of shares was May 15, 2006.

(e)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

52   JPMORGAN INTREPID FUNDS        JUNE 30, 2007

STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED JUNE 30, 2007
(Amounts in thousands)

Intrepid Long/Short Fund
INCREASE (DECREASE) IN CASH
Cash flows provided by operating activities:
Interest and dividend income received	$1,131
Operating expenses paid	(920)
Dividends on short positions paid	(351)
Purchases of long-term investments	(101,534)
Net (purchases)/sales of short-term investments	1,320
Proceeds from disposition of long-term investments	106,444
Proceeds from securities sold short	49,882
Covers on securities sold short	(51,447)
Net cash provided by operating activities	$4,525
Cash flows used by financing activities:
Received from Participants	157
Withdrawn by Participants	(5,503)
Other financing activities	8
Cash distributions paid	(54)
Net cash used in financing activities	(5,392)
Net increase (decrease) in cash	(867)
Cash, beginning of year	867
Cash, end of year	0

RECONCILIATION OF NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations	$10,844
Increase in market value of investments	(9,337)
Decrease in receivable for investments sold	14,537
Increase in receivable for fund shares sold	(10)
Increase in dividend and interest receivable	(4)
Increase in market value of securities sold short	2,744
Decrease in payable for investments purchased	(14,285)
Decrease in dividends payable for securities sold short	8
Increase in accrued expenses and other payables	28
Total adjustments	(6,319)
Net cash provided by operating activities	$4,525

For purposes of reporting the statement of cash flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN INTREPID FUNDS   53

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class A

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Intrepid America Fund
Year Ended June 30, 2007	$25.25	$0.18	(i)	$4.51	$4.69	$(0.22)	$(0.06)	$(0.28)
January 1, 2006 through June 30, 2006 (d)	24.27	0.10	(i)	0.88	0.98	—	—	—
February 19, 2005 (e) through December 31, 2005	22.62	0.15	(i)	1.60	1.75	(0.10)	—	(0.10)

Intrepid Growth Fund
Year Ended June 30, 2007	20.85	0.04	(i)	3.69	3.73	(0.05)	—	(0.05)
January 1, 2006 through June 30, 2006 (d)	20.67	0.02	(i)	0.16	0.18	—	—	—
February 19, 2005 (e) through December 31, 2005	19.01	0.03	(i)	1.66	1.69	(0.02)	(0.01)	(0.03)

Intrepid Long/Short Fund
Year Ended June 30, 2007	15.15	(0.09)		2.92	2.83	—	—	—
January 31, 2006 (f) through June 30, 2006	15.00	(0.01	)(i)	0.16	0.15	—	—	—

Intrepid Mid Cap Fund (g)
Year Ended June 30, 2007	17.33	0.05	(i)	2.94	2.99	(0.06)	(1.69)	(1.75)
Year Ended June 30, 2006	20.61	0.05	(i)	2.97	3.02	(0.05)	(6.25)	(6.30)
Year Ended June 30, 2005	18.65	(0.04)		3.11	3.07	(0.02)	(1.09)	(1.11)
Year Ended June 30, 2004	15.30	(0.03)		3.38	3.35	— (j)	—	— (j)
Year Ended June 30, 2003	15.84	0.01		(0.54)	(0.53)	(0.01)	—	(0.01)

Intrepid Multi Cap Fund (h)
Year Ended June 30, 2007	22.30	0.11	(i)	4.47	4.58	(0.11)	(1.55)	(1.66)
January 1, 2006 through June 30, 2006 (d)	21.38	0.05	(i)	0.87	0.92	—	—	—
February 19, 2005 (e) through December 31, 2005	23.00	0.13	(i)	1.62	1.75	(0.20)	(3.17)	(3.37)

Intrepid Value Fund
Year Ended June 30, 2007	24.78	0.34	(i)	4.66	5.00	(0.30)	(0.29)	(0.59)
January 1, 2006 through June 30, 2006 (d)	22.94	0.15	(i)	1.81	1.96	(0.12)	—	(0.12)
February 19, 2005 (e) through December 31, 2005	22.14	0.29	(i)	1.57	1.86	(0.31)	(0.75)	(1.06)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	Commencement of offering of class of shares.

(f)	Commencement of operations.

(g)	Prior to July 29, 2005, the Fund was named Diversified Mid Cap Fund.

(h)	Prior to February 19, 2005, the Fund was named Intrepid Investor Fund. From February 19, 2005 to April 10, 2006, the Fund was named Intrepid Contrarian Fund.

(i)	Calculated based upon average shares outstanding.

(j)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

54   JPMORGAN INTREPID FUNDS        JUNE 30, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (including dividend expenses for securities sold short)	Net expenses (excluding dividend expenses for securities sold short)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expenses for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend expenses for securities sold short)	Portfolio turnover rate (b)
$ 29.66	18.67%	$129,399	1.25%	1.25%	0.65%	1.28%	1.28%	81%
25.25	4.04	49,795	1.25	1.25	0.78	1.29	1.29	47
24.27	7.75	12,715	1.25	1.25	0.75	1.29	1.29	109

24.53	17.92	94,384	1.25	1.25	0.15	1.30	1.30	130
20.85	0.87	17,756	1.25	1.25	0.19	1.30	1.30	73
20.67	8.90	3,919	1.25	1.25	0.20	1.50	1.50	130

17.98	18.68	599	2.33	1.75	(0.54)	2.70	2.12	108
15.15	1.00	505	2.32	1.75	(0.11)	4.40	3.83	43

18.57	18.13	237,337	1.24	1.24	0.29	1.36	1.36	117
17.33	16.32	165,869	1.23	1.23	0.26	1.34	1.34	136
20.61	16.95	115,995	1.21	1.21	0.07	1.32	1.32	131
18.65	21.90	126,772	1.20	1.20	(0.15)	1.31	1.31	73
15.30	(3.37)	115,500	1.22	1.22	0.03	1.33	1.33	49

25.22	21.52	12,967	1.25	1.25	0.46	1.83	1.83	89
22.30	4.30	4,335	1.25	1.25	0.46	2.39	2.39	79
21.38	7.53	697	1.25	1.25	0.67	2.05	2.05	177

29.19	20.30	211,761	1.25	1.25	1.23	1.42	1.42	59
24.78	8.55	21,757	1.25	1.25	1.27	1.75	1.75	53
22.94	8.44	3,209	1.25	1.25	1.44	1.60	1.60	112

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN INTREPID FUNDS   55

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class B

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Intrepid Mid Cap Fund (b)
Year Ended June 30, 2007	$16.18	$(0.05	)(c)	$2.73	$2.68	$(0.01)	$(1.69)	$(1.70)
Year Ended June 30, 2006	19.68	(0.06	)(c)	2.81	2.75	—	(6.25)	(6.25)
Year Ended June 30, 2005	17.95	(0.37)		3.19	2.82	—	(1.09)	(1.09)
Year Ended June 30, 2004	14.84	(0.16)		3.27	3.11	—	—	—
Year Ended June 30, 2003	15.48	(0.09)		(0.55)	(0.64)	—	—	—

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(b)	Prior to July 29, 2005, the Fund was named Diversified Mid Cap Fund.

(c)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

56   JPMORGAN INTREPID FUNDS        JUNE 30, 2007

		Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate
$ 17.16	17.47%	$31,601	1.83%	(0.30)%	1.85%	117%
16.18	15.59	24,283	1.83	(0.32)	1.84	136
19.68	16.20	13,827	1.90	(0.63)	1.92	131
17.95	20.96	17,363	1.95	(0.89)	1.96	73
14.84	(4.13)	15,185	1.96	(0.71)	1.98	49

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN INTREPID FUNDS   57

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class C

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Intrepid America Fund
Year Ended June 30, 2007	$25.10	$0.04	(i)	$4.47	$4.51	$(0.17)	$(0.06)	$(0.23)
January 1, 2006 through June 30, 2006 (d)	24.19	0.03	(i)	0.88	0.91	—	—	—
February 19, 2005 (e) through December 31, 2005	22.62	0.06	(i)	1.58	1.64	(0.07)	—	(0.07)

Intrepid Growth Fund
Year Ended June 30, 2007	20.70	(0.07	)(i)	3.65	3.58	— (j)	—	— (j)
January 1, 2006 through June 30, 2006 (d)	20.59	(0.03	)(i)	0.14	0.11	—	—	—
February 19, 2005 (e) through December 31, 2005	19.01	(0.04	)(i)	1.64	1.60	(0.01)	(0.01)	(0.02)

Intrepid Long/Short Fund
Year Ended June 30, 2007	15.12	(0.17)		2.90	2.73	—	—	—
January 31, 2006 (f) through June 30, 2006	15.00	(0.04	)(i)	0.16	0.12	—	—	—

Intrepid Mid Cap Fund (g)
Year Ended June 30, 2007	16.19	(0.05	)(i)	2.74	2.69	(0.02)	(1.69)	(1.71)
Year Ended June 30, 2006	19.68	(0.05	)(i)	2.81	2.76	—	(6.25)	(6.25)
Year Ended June 30, 2005	17.95	(0.10)		2.92	2.82	—	(1.09)	(1.09)
Year Ended June 30, 2004	14.85	(0.16)		3.26	3.10	—	—	—
Year Ended June 30, 2003	15.49	(0.07)		(0.57)	(0.64)	—	—	—

Intrepid Multi Cap Fund (h)
Year Ended June 30, 2007	22.17	(0.01	)(i)	4.44	4.43	(0.06)	(1.55)	(1.61)
January 1, 2006 through June 30, 2006 (d)	21.31	—	(i)(j)	0.86	0.86	—	—	—
February 19, 2005 (e) through December 31, 2005	23.00	0.05	(i)	1.60	1.65	(0.17)	(3.17)	(3.34)

Intrepid Value Fund
Year Ended June 30, 2007	24.69	0.20	(i)	4.64	4.84	(0.19)	(0.29)	(0.48)
January 1, 2006 through June 30, 2006 (d)	22.89	0.10	(i)	1.79	1.89	(0.09)	—	(0.09)
February 19, 2005 (e) through December 31, 2005	22.14	0.16	(i)	1.59	1.75	(0.25)	(0.75)	(1.00)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	Commencement of offering of class of shares.

(f)	Commencement of operations.

(g)	Prior to July 29, 2005, the Fund was named Diversified Mid Cap Fund.

(h)	Prior to February 19, 2005, the Fund was named Intrepid Investor Fund. From February 19, 2005 to April 10, 2006, the Fund was named Intrepid Contrarian Fund.

(i)	Calculated based upon average shares outstanding.

(j)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

58   JPMORGAN INTREPID FUNDS        JUNE 30, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (including dividend expenses for securities sold short)	Net expenses (excluding dividend expenses for securities sold short)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expenses for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend expenses for securities sold short)	Portfolio turnover rate (b)
$ 29.38	18.03%	$34,576	1.75%	1.75%	0.14%	1.78%	1.78%	81%
25.10	3.76	9,450	1.75	1.75	0.28	1.79	1.79	47
24.19	7.25	3,267	1.75	1.75	0.28	1.79	1.79	109

24.28	17.32	38,334	1.75	1.75	(0.32)	1.80	1.80	130
20.70	0.53	7,844	1.75	1.75	(0.30)	1.80	1.80	73
20.59	8.44	1,941	1.75	1.75	(0.25)	1.91	1.91	130

17.85	18.06	595	2.83	2.25	(1.04)	3.20	2.62	108
15.12	0.80	504	2.82	2.25	(0.61)	4.90	4.33	43

17.17	17.47	39,678	1.83	1.83	(0.30)	1.86	1.86	117
16.19	15.64	22,849	1.83	1.83	(0.29)	1.84	1.84	136
19.68	16.20	7,817	1.89	1.89	(0.60)	1.92	1.92	131
17.95	20.88	7,055	1.94	1.94	(0.89)	1.96	1.96	73
14.85	(4.13)	5,882	1.96	1.96	(0.71)	1.98	1.98	49

24.99	20.92	5,408	1.75	1.75	(0.04)	2.32	2.32	89
22.17	4.04	1,424	1.75	1.75	(0.02)	2.90	2.90	79
21.31	7.09	164	1.75	1.75	0.23	2.54	2.54	177

29.05	19.72	70,162	1.75	1.75	0.72	1.92	1.92	59
24.69	8.26	8,013	1.75	1.75	0.79	2.25	2.25	53
22.89	7.95	482	1.75	1.75	0.81	2.17	2.17	112

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN INTREPID FUNDS   59

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

R Class

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Intrepid America Fund
Year Ended June 30, 2007	$25.34	$0.30	(e)	$4.53	$4.83	$(0.30)	$(0.06)	$(0.36)
May 15, 2006 (d) to June 30, 2006	25.58	0.05	(e)	(0.29)	(0.24)	—	—	—

Intrepid Growth Fund
Year Ended June 30, 2007	20.89	0.16	(e)	3.69	3.85	(0.11)	—	(0.11)
May 15, 2006 (d) to June 30, 2006	21.23	0.02	(e)	(0.36)	(0.34)	—	—	—

Intrepid Value Fund
Year Ended June 30, 2007	24.82	0.48	(e)	4.64	5.12	(0.39)	(0.29)	(0.68)
May 15, 2006 (d) to June 30, 2006	24.84	0.05	(e)	0.01	0.06	(0.08)	—	(0.08)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of offering of class of shares.

(e)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

60   JPMORGAN INTREPID FUNDS        JUNE 30, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$ 29.81	19.15%	$89,464	0.80%	1.06%	0.83%	81%
25.34	(0.94)	13,414	0.80	1.36	0.84	47

24.63	18.46	132,234	0.80	0.68	0.85	130
20.89	(1.60)	9,752	0.80	0.94	0.88	73

29.26	20.81	41,768	0.80	1.67	0.96	59
24.82	0.23	15	0.80	1.73	1.22	53

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN INTREPID FUNDS   61

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Intrepid America Fund
Year Ended June 30, 2007	$25.33	$0.25	(h)	$4.52	$4.77	$(0.24)	$(0.06)	$(0.30)
January 1, 2006 through June 30, 2006 (d)	24.32	0.13	(h)	0.88	1.01	—	—	—
Year Ended December 31, 2005	22.35	0.20		1.87	2.07	(0.10)	—	(0.10)
Year Ended December 31, 2004	19.97	0.09		2.43	2.52	(0.09)	(0.05)	(0.14)
February 28, 2003 (e) through December 31, 2003	15.00	0.01		6.09	6.10	(0.01)	(1.12)	(1.13)

Intrepid Growth Fund
Year Ended June 30, 2007	20.89	0.09	(h)	3.72	3.81	(0.06)	—	(0.06)
January 1, 2006 through June 30, 2006 (d)	20.70	0.04	(h)	0.15	0.19	—	—	—
Year Ended December 31, 2005	19.07	0.11	(h)	1.56	1.67	(0.03)	(0.01)	(0.04)
Year Ended December 31, 2004	19.61	(0.01)		1.85	1.84	—	(2.38)	(2.38)
February 28, 2003 (e) through December 31, 2003	15.00	(0.05)		5.45	5.40	—	(0.79)	(0.79)

Intrepid Long/Short Fund
Year Ended June 30, 2007	15.17	(0.05)		2.91	2.86	(0.01)	—	(0.01)
January 31, 2006 (e) through June 30, 2006	15.00	—	(h)(i)	0.17	0.17	—	—	—

Intrepid Mid Cap Fund (f)
Year Ended June 30, 2007	17.75	0.10	(h)	3.03	3.13	(0.10)	(1.69)	(1.79)
Year Ended June 30, 2006	20.96	0.10	(h)	3.03	3.13	(0.09)	(6.25)	(6.34)
Year Ended June 30, 2005	18.93	0.09		3.08	3.17	(0.05)	(1.09)	(1.14)
Year Ended June 30, 2004	15.51	0.02		3.41	3.43	(0.01)	—	(0.01)
Year Ended June 30, 2003	16.06	0.04		(0.55)	(0.51)	(0.04)	—	(0.04)

Intrepid Multi Cap Fund (g)
Year Ended June 30, 2007	22.35	0.16	(h)	4.50	4.66	(0.14)	(1.55)	(1.69)
January 1, 2006 through June 30, 2006 (d)	21.41	0.07	(h)	0.87	0.94	—	—	—
Year Ended December 31, 2005	23.25	0.22	(h)	1.33	1.55	(0.22)	(3.17)	(3.39)
Year Ended December 31, 2004	20.28	0.12		3.10	3.22	(0.11)	(0.14)	(0.25)
February 28, 2003 (e) through December 31, 2003	15.00	0.14		5.88	6.02	(0.14)	(0.60)	(0.74)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	Commencement of operations.

(f)	Prior to July 29, 2005, the Fund was named Diversified Mid Cap Fund.

(g)	Prior to February 19, 2005, the Fund was named Intrepid Investor Fund. From February 19, 2005 to April 10, 2006, the Fund was named Intrepid Contrarian Fund.

(h)	Calculated based upon average shares outstanding.

(i)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

62   JPMORGAN INTREPID FUNDS        JUNE 30, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses (including dividend expenses for securities sold short)	Net expenses (excluding dividend expenses for securities sold short)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expenses for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividends expenses for securities sold short)	Portfolio turnover rate (b)
$ 29.80	18.93%	$5,925,018	1.00%	1.00%	0.91%	1.03%	1.03%	81%
25.33	4.15	4,427,776	1.00	1.00	1.01	1.04	1.04	47
24.32	9.28	3,016,460	1.00	1.00	0.86	1.05	1.05	109
22.35	12.68	358,846	1.00	1.00	0.83	1.21	1.21	97
19.97	40.84	10,205	1.00	1.00	0.07	3.30	3.30	148

24.64	18.27	1,956,616	1.00	1.00	0.40	1.05	1.05	130
20.89	0.92	1,226,474	1.00	1.00	0.42	1.05	1.05	73
20.70	8.79	728,987	1.00	1.00	0.52	1.11	1.11	130
19.07	10.45	7,795	1.00	1.00	(0.06)	2.62	2.62	127
19.61	36.10	6,952	1.00	1.00	(0.34)	3.37	3.37	149

18.02	18.89	63,353	2.08	1.50	(0.29)	2.45	1.87	108
15.17	1.13	58,084	2.07	1.50	0.06	2.95	2.38	43

19.09	18.52	646,572	0.99	0.99	0.55	1.10	1.10	117
17.75	16.61	628,156	0.98	0.98	0.49	1.09	1.09	136
20.96	17.25	670,678	0.96	0.96	0.30	1.00	1.00	131
18.93	22.13	922,414	0.95	0.95	0.10	0.96	0.96	73
15.51	(3.16)	841,092	0.96	0.96	0.29	0.98	0.98	49

25.32	21.88	21,877	1.00	1.00	0.69	1.59	1.59	89
22.35	4.39	15,689	1.00	1.00	0.61	2.06	2.06	79
21.41	6.59	19,617	1.00	1.00	0.93	1.70	1.70	177
23.25	16.01	18,932	1.00	1.00	0.60	1.77	1.77	99
20.28	40.28	7,457	1.00	1.00	0.92	3.27	3.27	74

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN INTREPID FUNDS   63

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class (continued)

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Intrepid Value Fund
Year Ended June 30, 2007	$24.82	$0.41	(f)	$4.66	$5.07	$(0.34)	$(0.29)	$(0.63)
January 1, 2006 through June 30, 2006 (d)	22.97	0.17	(f)	1.82	1.99	(0.14)	—	(0.14)
Year Ended December 31, 2005	21.85	0.29	(f)	1.91	2.20	(0.33)	(0.75)	(1.08)
Year Ended December 31, 2004	19.69	0.24		3.08	3.32	(0.24)	(0.92)	(1.16)
February 28, 2003 (e) through December 31, 2003	15.00	0.19		5.74	5.93	(0.19)	(1.05)	(1.24)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	Commencement of operations.

(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

64   JPMORGAN INTREPID FUNDS        JUNE 30, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses (including dividend expenses for securities sold short)	Net expenses (excluding dividend expenses for securities sold short)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expenses for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend expenses for securities sold short)	Portfolio turnover rate (b)
$29.26	20.60%	$120,346	1.00%	1.00%	1.49%	1.17%	1.17%	1.17%
24.82	8.66	42,636	1.00	1.00	1.44	1.51	1.51	53
22.97	10.14	31,276	1.00	1.00	1.29	1.55	1.55	112
21.85	17.51	15,510	1.00	1.00	1.25	2.08	2.08	98
19.69	39.74	7,190	1.00	1.00	1.26	3.30	3.30	110

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN INTREPID FUNDS   65

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Ultra Class

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Intrepid Mid Cap Fund (d)
Year Ended June 30, 2007	$17.76	$0.13	(f)	$3.02	$3.15	$(0.13)	$(1.69)	$(1.82)
Year Ended June 30, 2006	20.97	0.13	(f)	3.03	3.16	(0.12)	(6.25)	(6.37)
February 22, 2005 (e) through June 30, 2005	19.68	0.05		1.29	1.34	(0.05)	—	(0.05)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Prior to July 29, 2005, the Fund was named Diversified Mid Cap Fund.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

66   JPMORGAN INTREPID FUNDS        JUNE 30, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$19.09	18.63%	$45,277	0.83%	0.71%	0.85%	117%
17.76	16.77	34,253	0.83	0.68	0.84	136
20.97	6.79	27,247	0.79	0.76	0.85	131

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN INTREPID FUNDS   67

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2007

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were each formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declarations of Trusts dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 6 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust
Intrepid America Fund	Class A, Class C, R Class and Select Class	JPM I
Intrepid Growth Fund	Class A, Class C, R Class and Select Class	JPM I
Intrepid Long/Short Fund	Class A, Class C and Select Class	JPM I
Intrepid Mid Cap Fund	Class A, Class B, Class C, Select Class and Ultra	JPM II
Intrepid Multi Cap Fund	Class A, Class C and Select Class	JPM I
Intrepid Value Fund	Class A, Class C, R Class and Select Class	JPM I

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge. Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the R Class, Select Class and Ultra Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to contingent deferred sales charges as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

B. Futures Contracts — The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade.

68   JPMORGAN INTREPID FUNDS        JUNE 30, 2007

C. Short Sales — The Intrepid Long/Short Fund may engage in short sales (selling securities it does not own in anticipation of a decline in the market value of the security) as part of its normal investment activities. These short sales are collateralized by cash deposits and securities. The collateral required is determined daily by reference to the market value of the short positions. The Fund is subject to risk of loss if the applicable counterparty broker were to fail to perform its obligations under the contractual terms. Dividend expense on securities sold short is treated as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amount shown in the accompanying Statement of Assets and Liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates.

D. Securities Lending — To generate additional income, each Fund (except the Intrepid Long/Short Fund) may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (“U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB, acting as agent for the Funds, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Funds retain the interest on cash collateral investments but are required to pay the borrower a portion of such interest for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Funds. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. For the year ended June 30, 2007, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of non-U.S. securities, respectively.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

As of June 30, 2007, the following Funds had securities with the following market values on loan, received the following collateral and for the year then ended, these Funds paid the following amounts to related party affiliates (amounts in thousands):

	Lending Agent Fees Paid	Market Value of Collateral	Market Value of Loaned Securities
Intrepid Mid Cap Fund	$57	$75,255	$73,825

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

JUNE 30, 2007        JPMORGAN INTREPID FUNDS   69

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2007 (continued)

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

H. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

I. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually, except for the Intrepid Mid Cap Fund and Intrepid Value Fund, which are declared and paid at least quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Intrepid America Fund	$142	$(1,097)	$955
Intrepid Growth Fund	—	(161)	161
Intrepid Long/Short Fund	(197)	218	(21)
Intrepid Mid Cap Fund	430	792	(1,222)
Intrepid Multi Cap Fund	(1)	— (a)	1
Intrepid Value Fund	3	(3)	— (a)

(a)	Amount rounds to less than $1,000.

The reclassification for the Funds relate primarily to the differences in character for tax purposes of distributions received from investments in real estate investment trusts, equalization and distribution reclass (for Intrepid Mid Cap Fund), nondeductible offering costs, tax net operating loss and short sales in lieu of dividends (for Intrepid Long/Short Fund).

J. New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management continues to evaluate the application of the Interpretation to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds’ financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Funds’ financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to separate Amended and Restated Investment Advisory Agreements, J.P. Morgan Investment Management Inc. (“JPMIM”) acts as the investment advisor to the Intrepid America Fund, Intrepid Growth Fund, Intrepid Long/Short Fund, Intrepid Multi Cap Fund and the Intrepid Value Fund and JPMorgan Investment Advisors Inc. (“JPMIA”, and together with JPMIM, each an “Advisor”) acts as the investment advisor to the Intrepid Mid Cap Fund. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIA is an indirect, wholly-owned subsidiary of

70   JPMORGAN INTREPID FUNDS        JUNE 30, 2007

JPMorgan. The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Intrepid America Fund	0.65%
Intrepid Growth Fund	0.65
Intrepid Long/Short Fund	1.25
Intrepid Mid Cap Fund	0.65
Intrepid Multi Cap Fund	0.65
Intrepid Value Fund	0.65

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or their affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisor or their affiliates.

The amounts of these waivers/reimbursements resulting from investments in the money market funds for the year ended June 30, 2007 are as follows (amounts in thousands):

Intrepid America Fund	$160
Intrepid Growth Fund	68
Intrepid Long/Short Fund	1
Intrepid Mid Cap Fund	17
Intrepid Multi Cap Fund	1
Intrepid Value Fund	15

(a)	Amount rounds to less than $1,000.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

The Administrator waived Administration fees and/or reimbursed expenses as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C
Intrepid America Fund	0.25%	n/a	0.75%
Intrepid Growth Fund	0.25	n/a	0.75
Intrepid Long/Short Fund	0.25	n/a	0.75
Intrepid Mid Cap Fund	0.25	0.75%	0.75
Intrepid Multi Cap Fund	0.25	n/a	0.75
Intrepid Value Fund	0.25	n/a	0.75

JUNE 30, 2007        JPMORGAN INTREPID FUNDS   71

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2007 (continued)

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the contingent deferred sales charges (“CDSC”) from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2007, the Distributor retained the following amounts (in thousands):

	Front-end Sales Charge	CDSC
Intrepid America Fund	$178	$8
Intrepid Growth Fund	59	4
Intrepid Mid Cap Fund	233	77
Intrepid Multi Cap Fund	22	2
Intrepid Value Fund	177	5

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	R Class	Select Class
Intrepid America Fund	0.25%	n/a	0.25%	0.05%	0.25%
Intrepid Growth Fund	0.25	n/a	0.25	0.05	0.25
Intrepid Long/Short Fund	0.25	n/a	0.25	n/a	0.25
Intrepid Mid Cap Fund	0.25	0.25%	0.25	n/a	0.25
Intrepid Multi Cap Fund	0.25	n/a	0.25	n/a	0.25
Intrepid Value Fund	0.25	n/a	0.25	0.05	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees and/or reimbursed expenses as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense on short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	R Class	Select Class	Ultra
Intrepid America Fund	1.25%	n/a	1.75%	0.80%	1.00%	n/a
Intrepid Growth Fund	1.25	n/a	1.75	0.80	1.00	n/a
Intrepid Long/Short Fund	1.75	n/a	2.25	n/a	1.50	n/a
Intrepid Mid Cap Fund	1.24	1.99%	1.99	n/a	0.99	0.83%
Intrepid Multi Cap Fund	1.25	n/a	1.75	n/a	1.00	n/a
Intrepid Value Fund	1.25	n/a	1.75	0.80	1.00	n/a

The contractual expense limitation agreements were in effect for the year ended June 30, 2007. The expense limitation percentages in the table above are in place until at least October 31, 2007.

For the year ended June 30, 2007, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

72   JPMORGAN INTREPID FUNDS        JUNE 30, 2007

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Intrepid America Fund	$—	$1,561	$—	$1,561
Intrepid Growth Fund	—	804	—	804
Intrepid Long/Short Fund	106	21	102	229
Intrepid Mid Cap Fund	—	215	737	952
Intrepid Multi Cap Fund	76	15	69	160
Intrepid Value Fund	258	9	116	383

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Intrepid Mid Cap Fund	$—	$15	$29	$44

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the year ended June 30, 2007, the Funds incurred no brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2007, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Intrepid America Fund	$5,200,020	$4,269,555	$—	$—
Intrepid Growth Fund	2,771,374	2,092,704	—	—
Intrepid Long/Short Fund	91,222	96,747	45,042	47,474
Intrepid Mid Cap Fund	1,074,866	1,115,196	—	—
Intrepid Multi Cap Fund	37,634	24,485	—	—
Intrepid Value Fund	463,551	131,519	—	—

During the year ended June 30, 2007 there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2007, were as follows (amounts in thousands):

JUNE 30, 2007        JPMORGAN INTREPID FUNDS   73

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2007 (continued)

	Gross Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Intrepid America Fund	$5,180,020	$1,037,295	$60,192	$977,103
Intrepid Growth Fund	1,939,960	301,145	16,468	284,677
Intrepid Long/Short Fund	75,767	13,856	998	12,858
Intrepid Mid Cap Fund	890,693	194,970	14,418	180,552
Intrepid Multi Cap Fund	35,136	5,929	455	5,474
Intrepid Value Fund	404,683	39,543	5,371	34,172

For all of the funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals and return of capital from investments in real estate investment trusts (for Intrepid America Fund and Intrepid Growth Fund).

The tax character of distributions paid during the fiscal year ended June 30, 2007 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long term Capital Gains	Total Distributions Paid
Intrepid America Fund	$45,846	$10,910	$56,756
Intrepid Growth Fund	4,074	—	4,074
Intrepid Long/Short Fund	54	—	54
Intrepid Mid Cap Fund	20,102	68,258	88,360
Intrepid Multi Cap Fund	784	885	1,669
Intrepid Value Fund	3,165	1,649	4,814

The tax character of distributions paid during the period ended June 30, 2006 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long term Capital Gains	Total Distributions Paid
Intrepid Mid Cap Fund	$54,107	$187,826	$241,933
Intrepid Value Fund	309	—	309

The tax character of distributions paid during the fiscal year ended June 30, 2005 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Long term Capital Gains	Total Distributions Paid
Intrepid America Fund	$12,829	$—	$12,829
Intrepid Growth Fund	1,240	104	1,344
Intrepid Mid Cap Fund	919	52,316	53,235
Intrepid Multi Cap Fund	636	2,350	2,986
Intrepid Value Fund	414	1,043	1,457

At June 30, 2007, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-term Capital Gain or (Tax Basis Loss Carryover)	Unrealized Appreciation (Depreciation)
Intrepid America Fund	$58,235	$139,618	$977,103
Intrepid Growth Fund	4,337	32,422	284,677
Intrepid Long/Short Fund	—	(2,299)	12,735
Intrepid Mid Cap Fund	22,905	59,145	180,552
Intrepid Multi Cap Fund	592	773	5,474
Intrepid Value Fund	2,041	2,122	34,172

For the Funds, the cumulative timing differences primarily consist of wash sale loss deferrals, return of capital from investments in real estate investment trusts adjustments (for Intrepid America Fund and Intrepid Growth Fund), deferred compensation, mark to market of futures contracts (for Intrepid America Fund) and distributions payable (for Intrepid Mid Cap Fund and Intrepid Value Fund).

74   JPMORGAN INTREPID FUNDS        JUNE 30, 2007

As of June 30, 2007, the following Fund had net capital loss carryforwards, which are available to offset future realized gains (amounts in thousands):

	Expires in 2015	Total
Intrepid Long/Short Fund	$2,299	$2,299

During the year ended June 30, 2007, the following Fund utilized capital loss carryforwards as follows (amounts in thousands):

Capital Losses
Intrepid Growth Fund	$8,192

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 20, 2007.

The Funds do not have outstanding borrowings from another fund or from the unsecured uncommitted credit facility as of June 30, 2007. Average borrowings from the Facility for the year ended June 30, 2007, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Used	Interest Paid
Intrepid Long/Short Fund	$451	2	$	(a)
Intrepid Mid Cap Fund	1,555	3		(a)

(a)	Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

From time to time, the Funds’ investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (BOIA), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (the SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the SEC Order) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

JUNE 30, 2007        JPMORGAN INTREPID FUNDS   75

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2007 (continued)

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

In addition, on August 30, 2005, the commissioner of the West Virginia Securities Division entered a Summary Cease and Desist Order and Notice of Right to Hearing with respect to JPMorgan Investment Advisors Inc. and JPMorgan Chase & Co. In June 2007, the matter, which generally related to the same facts that were the subject of the SEC Order and NYAG settlement discussed above, was settled, and the West Virginia Order will be vacated.

JPM II and its Funds will be reimbursed for all costs associated with these matters to ensure that JPM II and its Funds incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. To the extent that a Reduced Rate Fund merges into another Fund, the Reduced Rate is required to carry forward and apply with respect to the acquiring Fund.

9. Transfer In-Kind

After the close of business February 3, 2006, the JPMorgan Chase Bank Equity Growth Trust, a common trust fund managed by JPMorgan Chase Bank, N.A., transferred securities in-kind to the JPMorgan Intrepid Growth Fund in a tax free exchange. The JPMorgan Chase Bank Equity Growth Trust purchased approximately 4,427,000 Select Class Shares of JPMorgan Intrepid Growth Fund and the JPMorgan Intrepid Growth Fund received portfolio securities with a market value of approximately $94,168,000, including net unrealized appreciation of approximately $13,857,000, in exchange for these shares. The cost basis of the portfolio securities transferred to the JPMorgan Intrepid Growth Fund is equal to the JPMorgan Chase Bank Equity Growth Trust’s cost of the securities at the time of the in-kind transfer.

76   JPMORGAN INTREPID FUNDS        JUNE 30, 2007

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
JPMorgan Trust I and JPMorgan Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations, of changes in net assets and of cash flows (for the JPMorgan Intrepid Long/Short Fund) and the financial highlights present fairly, in all material respects, the financial position of each of the Funds indicated in Note 1 to the financial statements (hereafter collectively referred to as the “Funds”) at June 30, 2007, the results of each of their operations for the year then ended, and the changes in each of their net assets and the cash flows of the JPMorgan Intrepid Long/Short Fund and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
August 23, 2007

JUNE 30, 2007        JPMORGAN INTREPID FUNDS   77

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	140	None.

Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	140	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	140	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	140
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	140	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	140	None.

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	140	Trustee, Carleton College (2003–present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	140	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

78   JPMORGAN INTREPID FUNDS        JUNE 30, 2007

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	140	Director, American University in Cairo.

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	140	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	140	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	140	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	140
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (140 funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

JUNE 30, 2007        JPMORGAN INTREPID FUNDS   79

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Stephen M. Benham (1959), Secretary (2005)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004.

Stephanie J. Dorsey (1969), Treasurer (2005)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2005)*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; from 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Ellen W. O’Brien (1957), Assistant Secretary (2005)**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005.

Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971) Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston, MA 02108.

80   JPMORGAN INTREPID FUNDS        JUNE 30, 2007

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment at Beginning of Period
June 30, 2007

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2007, and continued to hold your shares at the end of the reporting period, June 30, 2007.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2007	Ending Account Value, June 30, 2007	Expenses Paid During January 1, 2007 to June 30, 2007*	Annualized Expense Ratio
Intrepid America Fund
Class A
Actual	$1,000.00	$1,066.50	$6.40	1.25%
Hypothetical	1,000.00	1,018.60	6.26	1.25
Class C
Actual	1,000.00	1,063.70	8.95	1.75
Hypothetical	1,000.00	1,016.12	8.75	1.75
R Class
Actual	1,000.00	1,068.80	4.10	0.80
Hypothetical	1,000.00	1,020.83	4.01	0.80
Select Class
Actual	1,000.00	1,067.70	5.13	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00

Intrepid Growth Fund
Class A
Actual	1,000.00	1,089.70	6.48	1.25
Hypothetical	1,000.00	1,018.60	6.26	1.25
Class C
Actual	1,000.00	1,087.30	9.06	1.75
Hypothetical	1,000.00	1,016.12	8.75	1.75
R Class
Actual	1,000.00	1,092.20	4.15	0.80
Hypothetical	1,000.00	1,020.83	4.01	0.80

JUNE 30, 2007        JPMORGAN INTREPID FUNDS   81

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment at Beginning of Period
June 30, 2007

	Beginning Account Value, January 1, 2007	Ending Account Value, June 30, 2007	Expenses Paid During January 1, 2007 to June 30, 2007*	Annualized Expense Ratio
Select Class
Actual	$1,000.00	$1,091.20	$5.19	1.00%
Hypothetical	1,000.00	1,019.84	5.01	1.00

Intrepid Long/Short Fund
Class A
Actual	1,000.00	1,091.70	12.65	2.44
Hypothetical	1,000.00	1,012.69	12.18	2.44
Class C
Actual	1,000.00	1,089.70	15.23	2.94
Hypothetical	1,000.00	1,010.22	14.65	2.94
Select Class
Actual	1,000.00	1,093.30	11.37	2.19
Hypothetical	1,000.00	1,013.93	10.94	2.19

Intrepid Mid Cap Fund
Class A
Actual	1,000.00	1,102.90	6.47	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class B
Actual	1,000.00	1,100.00	9.53	1.83
Hypothetical	1,000.00	1,015.72	9.15	1.83
Class C
Actual	1,000.00	1,099.90	9.53	1.83
Hypothetical	1,000.00	1,015.72	9.15	1.83
Select Class
Actual	1,000.00	1,104.80	5.17	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99
Ultra Class
Actual	1,000.00	1,105.00	4.33	0.83
Hypothetical	1,000.00	1,020.68	4.16	0.83

Intrepid Multi Cap Fund
Class A
Actual	1,000.00	1,095.60	6.49	1.25
Hypothetical	1,000.00	1,018.60	6.26	1.25
Class C
Actual	1,000.00	1,092.70	9.08	1.75
Hypothetical	1,000.00	1,016.12	8.75	1.75
Select Class
Actual	1,000.00	1,097.10	5.20	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00

Intrepid Value Fund
Class A
Actual	1,000.00	1,064.80	6.40	1.25
Hypothetical	1,000.00	1,018.60	6.26	1.25
Class C
Actual	1,000.00	1,062.20	8.95	1.75
Hypothetical	1,000.00	1,016.12	8.75	1.75

82   JPMORGAN INTREPID FUNDS        JUNE 30, 2007

	Beginning Account Value, January 1, 2007	Ending Account Value, June 30, 2007	Expenses Paid During January 1, 2007 to June 30, 2007*	Annualized Expense Ratio
R Class
Actual	$1,000.00	$1,066.90	$4.10	0.80%
Hypothetical	1,000.00	1,020.83	4.01	0.80
Select Class
Actual	1,000.00	1,066.10	5.12	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period)

JUNE 30, 2007        JPMORGAN INTREPID FUNDS   83

TAX LETTER
(Unaudited)

Certain tax information for the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2007. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2007. The information necessary to complete your income tax returns for the calendar year ending December 31, 2007 will be received under separate cover.

Dividend Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended June 30, 2007:

Dividend Received Deduction
Intrepid America Fund	100.00%
Intrepid Growth Fund	100.00
Intrepid Long/Short Fund	99.95
Intrepid Mid Cap Fund	26.21
Intrepid Multi Cap Fund	45.26
Intrepid Value Fund	98.21

Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2007, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Intrepid America Fund	45,846
Intrepid Growth Fund	4,074
Intrepid Long/Short Fund	54
Intrepid Mid Cap Fund	20,101
Intrepid Multi Cap Fund	217
Intrepid Value Fund	3,166

Short Term Gains Designation

For the fiscal year ended June 30, 2007, the Funds designate the following amounts of ordinary distributions paid during the Funds’ fiscal year that are from short-term capital gains (amounts in thousands):

Short -Term Gains Distribution
Intrepid Mid Cap Fund	$16,372
Intrepid Multi Cap Fund	654
Intrepid Value Fund	300

Long Term Capital Gain Designation — 15%

The Funds hereby designate the following amounts as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax returns for the fiscal year ended June 30, 2007 (amounts in thousands):

Long-Term Capital Gain Distribution
Intrepid America Fund	$10,910
Intrepid Mid Cap Fund	68,258
Intrepid Multi Cap Fund	885
Intrepid Value Fund	1,649

84   JPMORGAN INTREPID FUNDS        JUNE 30, 2007

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. June 2007.	AN-INT-607

ANNUAL REPORT JUNE 30, 2007

JPMorgan Funds

JPMorgan

SmartRetirement

Funds

JPMorgan SmartRetirement Income Fund
JPMorgan SmartRetirement 2010 Fund
JPMorgan SmartRetirement 2015 Fund
JPMorgan SmartRetirement 2020 Fund
JPMorgan SmartRetirement 2030 Fund
JPMorgan SmartRetirement 2040 Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan SmartRetirement Income Fund	2
JPMorgan SmartRetirement 2010 Fund	4
JPMorgan SmartRetirement 2015 Fund	6
JPMorgan SmartRetirement 2020 Fund	8
JPMorgan SmartRetirement 2030 Fund	10
JPMorgan SmartRetirement 2040 Fund	12
Schedules of Portfolio Investments	14
Financial Statements	20
Financial Highlights	32
Notes to Financial Statements	40
Report of Independent Registered Public Accounting Firm	46
Trustees	47
Officers	49
Schedule of Shareholder Expenses	50
Tax Letter	53

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to a Fund’s prospectus for a discussion of a Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 6, 2007 (Unaudited)

Dear Shareholder:

We are pleased to present this annual report for the JPMorgan SmartRetirement Funds. Inside, you’ll find information detailing the performance for the 12 months ended June 30, 2007, along with reports from the portfolio managers.

“Despite these obstacles, the U.S. stock market posted strong returns for the 12-month period.”

Fed keeps rates on hold

The 12-month period began with the financial markets absorbing the 17th consecutive interest-rate increase from the Federal Reserve (Fed). That 25-basis point (bp) hike, initiated on June 29, 2006, lifted the fed funds target to 5.25%, where it remained for the next 12 months.

Bond yields decline

After the Fed’s decision to halt its rate-tightening campaign in August 2006, the financial markets initially speculated the Fed’s next move would be an easing. A sharp slowdown in the housing market combined with declines in manufacturing activity had triggered the Fed’s pause, and investors anticipated the resulting slowdown in gross domestic product (GDP) growth would prompt a rate cut.

As investors tried to gauge the Fed’s next move, bond yields tracked the prevailing market sentiment — rallying in anticipation of an ease, and rising on stronger economic data. Overall, the economy had its ups and downs, but it generally held up better than most observers expected, which reduced the chances for a change in monetary policy. Inflation pressures continued to concern the Fed and diminish the prospects for a rate cut.

Despite some quarter-to-quarter volatility, Treasury yields ended the 12-month period modestly lower:

•	The two-year dropped from 5.16% to 4.87%.

•	The five-year dropped from 5.10% to 4.92%.

•	The 10-year declined from 5.15% to 5.03%.

•	The 30-year fell from 5.16% to 5.12%.

Stocks roll over roadblocks

Nevertheless, no challenge seemed too great for the U.S. stock market — not the sharp, but short-lived, China-market-inspired correction of late February; not the anemic first-quarter 2007 GDP growth rate of 0.7%; not the growing fallout from housing-market weakness; not the increasing default rate tied to the sub-prime mortgage market; and not the Fed’s persistent inflation warnings.

Despite these obstacles, the U.S. stock market posted strong returns for the 12-month period. For example, among the capitalization universes, the Russell Midcap Index was the top performer, returning 20.83% for the period. Large-cap stocks followed, with a return of 20.43%, as measured by the Russell 1000 Index, while the small-cap Russell 2000 Index returned 16.43%. In terms of style, there was only a modest difference in the performance of value stocks versus growth stocks. Overall, value stocks maintained a slight performance edge in the large- and mid-cap universes, while growth stocks prevailed in the small-cap universe.

Investors generally pointed to abundant liquidity and robust merger-and-acquisition activity, including private equity deals, as drivers of stock market gains. In addition, optimism regarding continued, albeit slow, economic growth, a healthy global economy, higher-than-expected corporate earnings growth, and modest core inflation data provided support.

Volatility resurfaces

A bout of volatility late in the fiscal year reminded investors of the challenges lingering in the market. Rising bond yields and anxiety regarding credit quality helped push stock market returns into negative territory during June.

In early June, the re-rating of U.S. growth prospects caused Treasury yields to move sharply higher, and significant losses for certain structured-credit hedge funds led to jitters regarding credit quality in the leveraged and sub-investment-grade loan markets. Furthermore, although the fed funds target remained unchanged, the Fed affirmed a tightening bias. The market changed its expectations for future Fed policy. Whereas market participants previously had expected the Fed to cut rates during the second half of 2007, it ended the period convinced that the Fed would remain on hold for the rest of the year.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely,

George C.W. Gatch
President
JPMorgan Funds

JUNE 30, 2007        JPMORGAN SMARTRETIREMENT FUNDS   1

JPMorgan SmartRetirement Income Fund

FUND COMMENTARY
AS OF JUNE 30, 2007 (Unaudited)

FUND FACTS
Fund Inception	May 15, 2006
Fiscal Year End	June 30
Net Assets as of 6/30/2007	$69,988,930
Primary Benchmark	Lehman Brothers Aggregate Bond Index
Secondary Benchmark	Russell 3000 Index
Composite Benchmark	SmartRetirement Income Composite Benchmark

Q:	HOW DID THE FUND PERFORM?
A:	The JPMorgan SmartRetirement Income Fund, which seeks current income and some capital appreciation, returned 10.99%* (Institutional Class Shares) over the 12 months ended June 30, 2007. The Fund’s performance is compared to both a broad-based fixed income and equity benchmark. The Fund’s primary benchmark, the Lehman Brothers Aggregate Bond Index, returned 6.12%, while the Fund’s secondary benchmark, the Russell 3000 Index, returned 20.07%. The Fund’s Composite Benchmark, which is a blend of the Russell 3000 Index and the Lehman Brothers Aggregate Bond Index returned 9.92%.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund primarily benefited from fund selection in large-caps, small-caps and emerging markets debt funds, while fund selection among fixed income funds detracted from performance.

In asset allocation terms, the Fund benefited from overweight allocations to large-caps, international equity, and an underweight in fixed income, but underweights in small-caps and positions in real estate investment trusts (REITs) detracted from performance. The Fund’s positive return versus its primary benchmark and composite benchmark resulted mainly from large-cap fund selection and an allocation to emerging markets equity.

On average, the individual underlying funds held by the JPMorgan SmartRetirement Income Fund outperformed their respective benchmarks. Notable performers this period included the JPMorgan U.S. Large Cap Core Plus Fund and JPMorgan Small Cap Equity Fund, while the JPMorgan Intrepid America Fund and the JPMorgan International Equity Fund detracted from performance.

Global stock markets performed favorably through the year ending June 30, 2007, due to generally strong economic data, plenty of merger-and-acquisition activity, and stronger-than-expected corporate earnings results. The JPMorgan SmartRetirement Income Fund benefited from strong equity performance, particularly the U.S. large cap and EAFE regions. Despite fears, inflation remained relatively benign, allowing the economy to head towards a possible soft landing. The S&P 500 Index rose 20.6%, while the MSCI EAFE Index rose 27% over the 12 months ended June 30, 2007. Despite a downturn at the beginning of the 2007, real estate investment trusts (REITs) ended the period solidly, returning 12.1%. Fixed income also had solid returns, grossing 6.1% over the 12 month period.

Q:	HOW WAS THE FUND MANAGED?
A:	Our strategy is to provide current income from investments in funds that as a whole invest in a diversified portfolio of equity and fixed income securities. We invested according to our strategic product allocations in a variety of JPMorgan Funds across different investment styles.

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
**	The SmartRetirement Income Composite Benchmark (the “Composite Benchmark”) is a blend of an equity benchmark, the Russell 3000 Index and a fixed income benchmark, the Lehman Brothers Aggregate Bond Index. The Composite Benchmark was derived by applying the Fund’s target allocation among fixed income funds and equity funds over the life of the Fund. As the Adviser adjusts the Fund’s target allocation from time to time, the allocation of the Composite Benchmark will be adjusted at the end of the month in which the target allocation changed. For purposes of determining the percentage of the Composite Benchmark that should be attributed to the Russell 3000 Index and the Lehman Brothers Aggregate Bond Index, the Adviser treats underlying funds that predominantly invest in equity securities, REITs, international securities and market neutral strategies as equity funds and funds that predominantly invest in fixed income securities, high yield securities, and emerging market debt securities as fixed income funds. Not all of these types of securities are included in the underlying equity or fixed income benchmarks. The Fund’s Composite Benchmark has changed from the former Composite Benchmark included in the report for the Semi-Annual Period ending December 31, 2006 to better reflect changes in allocations among the underlying funds. The former Composite Benchmark reflects the Fund’s allocation as of a fixed date and does not reflect earlier changes in the Fund’s target allocation.

2   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2007

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	5/15/06
Without Sales Charge		10.55%	9.13%
With Sales Charge*		4.77	4.04
CLASS C SHARES	5/15/06
Without CDSC		9.98	8.58
With CDSC**		8.98	8.58
SELECT CLASS SHARES	5/15/06	10.80	9.38
INSTITUTIONAL CLASS SHARES	5/15/06	10.99	9.57

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 6/30/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement Income Fund, the Lehman Brothers Aggregate Bond Index, the Russell 3000 Index, the Composite Benchmark and the former Composite Benchmark from May 15, 2006 (May 31, 2006 for the indices) to June 30, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the broad-based securities indices, the Composite Benchmark and the former Composite Benchmark does not include expenses and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Lehman Brothers Aggregate Bond Index represents the performance of the bond market as a whole. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Composite Benchmark is comprised of a blend of the Lehman Brothers Aggregate Bond Index and the Russell 3000 Index based on the Fund’s target allocation over the life of the Fund. The former Composite Benchmark is comprised of 77% of the Lehman Brothers Aggregate Bond Index and 23% of the Russell 3000 Index. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursements of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2007        JPMORGAN SMARTRETIREMENT FUNDS   3

JPMorgan SmartRetirement 2010 Fund

FUND COMMENTARY
AS OF JUNE 30, 2007 (Unaudited)

FUND FACTS
Fund Inception	May 15, 2006
Fiscal Year End	June 30
Net Assets as of 6/30/2007	$71,436,574
Primary Benchmark	Lehman Brothers Aggregate Bond Index
Secondary Benchmark	Russell 3000 Index
Composite Benchmark	SmartRetirement 2010 Composite Benchmark

Q:	HOW DID THE FUND PERFORM?
A:	The JPMorgan SmartRetirement 2010 Fund, which seeks total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date, returned 13.32%* (Institutional Class Shares) over the 12 months ended June 30, 2007. The Fund’s performance is compared to both a broad-based fixed income and equity benchmark. The Fund’s primary benchmark, the Lehman Brothers Aggregate Bond Index, returned 6.12%, while the Fund’s secondary benchmark, the Russell 3000 Index, returned 20.07%. The Fund’s Composite Benchmark, which is a blend of the Lehman Brothers Aggregate Bond Index and the Russell 3000 Index returned 12.13%.**

Q:	WHY DID THE FUND PERFORM THIS WAY?
A:	The Fund primarily benefited from fund selection in large-caps, small-caps and emerging markets debt funds, while fund selection among fixed income funds detracted from performance.

In asset allocation terms, the Fund benefited from overweight allocations to large-caps, international equity, and an underweight in fixed income funds, but underweights in small-caps and positions in real estate investment trusts (REITs) detracted from performance. The Fund’s positive return versus its primary benchmark and composite benchmark resulted mainly from large-cap fund selection and an allocation to emerging markets equity.

On average, the individual underlying funds held by the JPMorgan SmartRetirement 2010 Fund outperformed their respective benchmarks. Notable performers this period included the JPMorgan U.S. Equity Fund and JPMorgan Small Cap Equity Fund, while the JPMorgan Intrepid America Fund and the JPMorgan International Equity Fund detracted from performance.

Global stock markets performed well during the year, due to generally strong economic data, plenty of merger-and-acquisition activity, and stronger-than-expected corporate earnings results. The JPMorgan SmartRetirement 2010 Fund benefited from strong equity performance, particularly the U.S. large cap and EAFE regions. Despite fears, inflation remained relatively benign, allowing the economy to head towards a possible soft landing. The S&P 500 Index rose 20.6%, while the MSCI EAFE Index rose 27% over the 12 months ended June 30, 2007. Despite a downturn at the beginning of the 2007, REITs ended the period solidly, returning 12.1%. Fixed income also had solid returns, grossing 6.1% over the 12 month period.

Q:	HOW WAS THE FUND MANAGED?
A:	Our strategy is to provide total return from investments in funds that as a whole invest in a diversified portfolio of equity and fixed income securities. We invested according to our strategic product allocations in a variety of JPMorgan Funds across different investment styles.

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
**	The SmartRetirement 2010 Composite Benchmark (the “Composite Benchmark”) is a blend of an equity benchmark, the Russell 3000 Index and a fixed income benchmark, the Lehman Brothers Aggregate Bond Index. The Composite Benchmark was derived by applying the Fund’s target allocation among fixed income funds and equity funds over the life of the Fund. As the Adviser adjusts the Fund’s target allocation from time to time (typically, at least annually), the allocation of the Composite Benchmark will be adjusted at the end of the month in which the target allocation changed. For purposes of determining the percentage of the Composite Benchmark that should be attributed to the Russell 3000 Index and the Lehman Brothers Aggregate Bond Index, the Adviser treats underlying funds that predominantly invest in equity securities, REITs, international securities and market neutral strategies as equity funds and funds that predominantly invest in fixed income securities, high yield securities, and emerging market debt securities as fixed income funds. Not all of these types of securities are included in the underlying equity or fixed income benchmarks. The Fund’s Composite Benchmark has changed from the former Composite Benchmark included in the report for the Semi-Annual Period ending December 31, 2006 to better reflect changes in allocations among the underlying funds. The former Composite Benchmark reflects the Fund’s allocation as of a fixed date and does not reflect earlier changes in the Fund’s target allocation.

4   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2007

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	5/15/06
Without Sales Charge		12.85%	10.86%
With Sales Charge*		6.95	5.68
CLASS C SHARES	5/15/06
Without CDSC		12.28	10.31
With CDSC**		11.28	10.31
SELECT CLASS SHARES	5/15/06	13.12	11.13
INSTITUTIONAL CLASS SHARES	5/15/06	13.32	11.33

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 6/30/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2010 Fund, the Lehman Brothers Aggregate Bond Index, the Russell 3000 Index, the Composite Benchmark and the former Composite Benchmark from May 15, 2006 (May 31, 2006 for the indices) to June 30, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the broad-based securities indices, the Composite Benchmark and the former Composite Benchmark does not include expenses and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Lehman Brothers Aggregate Bond Index represents the performance of the bond market as a whole. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Composite Benchmark is comprised of a blend of the Lehman Brothers Aggregate Bond Index and the Russell 3000 Index based on the Fund’s target allocation over the life of the Fund. The former Composite Benchmark is comprised of 59% of the Lehman Brothers Aggregate Bond Index and 41% of the Russell 3000 Index. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursements of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2007        JPMORGAN SMARTRETIREMENT FUNDS   5

JPMorgan SmartRetirement 2015 Fund

FUND COMMENTARY
AS OF JUNE 30, 2007 (Unaudited)

FUND FACTS
Fund Inception	May 15, 2006
Fiscal Year End	June 30
Net Assets as of 6/30/2007	$121,166,719
Primary Benchmark	Russell 3000 Index
Secondary Benchmark	Lehman Brothers Aggregate Bond Index
Composite Benchmark	SmartRetirement 2015 Composite Benchmark

Q:	HOW DID THE FUND PERFORM?
A:	The JPMorgan SmartRetirement 2015 Fund, which seeks total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date, returned 15.73%* (Institutional Class Shares) over the 12 months ended June 30, 2007. The Fund’s performance is compared to both a broad-based equity and fixed income benchmark. The Fund’s primary benchmark, the Russell 3000 Index, returned 20.07%, while the Fund’s secondary benchmark, the Lehman Brothers Aggregate Bond Index, returned 6.12%. The Fund’s Composite Benchmark, which is a blend of the Russell 3000 Index and the Lehman Brothers Aggregate Bond Index returned 14.09%.**

Q:	WHY DID THE FUND PERFORM THIS WAY?
A:	The Fund primarily benefited from fund selection in large-caps, small-caps and emerging markets debt funds, while fund selection among fixed income funds detracted from performance.

In asset allocation terms, the Fund benefited from overweight allocations to large-caps, international equity, and an underweight in fixed income, but underweights in small-caps and positions in real estate investment trusts (REITs) detracted from performance. The Fund’s positive return versus its composite benchmark resulted mainly from large-cap fund selection and an allocation to emerging markets equity. The Fund underperformed its primary benchmark, largely due to its allocation to fixed income funds, as they generally had a lower return than equity funds over the time period.

On average, the individual funds in the JPMorgan SmartRetirement 2015 Fund outperformed their respective benchmarks. Notable performers this period included the JPMorgan U.S. Large Cap Core Plus Fund and JPMorgan Small Cap Equity Fund, while the JPMorgan Intrepid America Fund and the JPMorgan International Equity Fund detracted from performance.

Global stock markets performed well during the year, due to generally strong economic data, plenty of merger-and-acquisition activity, and stronger-than-expected corporate earnings results. The JPMorgan SmartRetirement 2015 Fund benefited from strong equity performance, particularly the U.S. large cap and EAFE regions. Despite fears, inflation remained relatively benign, allowing the economy to head towards a possible soft landing. The S&P 500 Index rose 20.6%, while the MSCI EAFE Index rose 27% over the 12 months ended June 30, 2007. Despite a downturn at the beginning of the 2007, REITs ended the period solidly, returning 12.1%. Fixed income also had solid returns, grossing 6.1% over the 12 month period.

Q:	HOW WAS THE FUND MANAGED?
A:	Our strategy is to provide total return from investments in funds that as a whole invest in a diversified portfolio of equity and fixed income securities. We invested according to our strategic product allocations in a variety of JPMorgan Funds across different investment styles.

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
**	The SmartRetirement 2015 Composite Benchmark (the “Composite Benchmark”) is a blend of an equity benchmark, the Russell 3000 Index and a fixed income benchmark, the Lehman Brothers Aggregate Bond Index. The Composite Benchmark was derived by applying the Fund’s target allocation among fixed income funds and equity funds over the life of the Fund. As the Adviser adjusts the Fund’s target allocation from time to time (typically, at least annually), the allocation of the Composite Benchmark will be adjusted at the end of the month in which the target allocation changed. For purposes of determining the percentage of the Composite Benchmark that should be attributed to the Russell 3000 Index and the Lehman Brothers Aggregate Bond Index, the Adviser treats underlying funds that predominantly invest in equity securities, REITs, international securities and market neutral strategies as equity funds and funds that predominantly invest in fixed income securities, high yield securities, and emerging market debt securities as fixed income funds. Not all of these types of securities are included in the underlying equity or fixed income benchmarks. The Fund’s Composite Benchmark has changed from the former Composite Benchmark included in the report for the Semi-Annual Period ending December 31, 2006 to better reflect changes in allocations among the underlying funds. The former Composite Benchmark reflects the Fund’s allocation as of a fixed date and does not reflect earlier changes in the Fund’s target allocation.

6   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2007

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	5/15/06
Without Sales Charge		15.24%	12.60%
With Sales Charge*		9.21	7.34
CLASS C SHARES	5/15/06
Without CDSC		14.70	12.06
With CDSC**		13.70	12.06
SELECT CLASS SHARES	5/15/06	15.60	12.94
INSTITUTIONAL CLASS SHARES	5/15/06	15.73	13.07

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 6/30/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2015 Fund, the Russell 3000 Index, the Lehman Brothers Aggregate Bond Index, the Composite Benchmark and the former Composite Benchmark from May 15, 2006 (May 31, 2006 for the indices) to June 30, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the broad-based securities indices, the Composite Benchmark and the former Composite Benchmark does not include expenses and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Lehman Brothers Aggregate Bond Index represents the performance of the bond market as a whole. The Composite Benchmark is comprised of a blend of the Lehman Brothers Aggregate Bond Index and the Russell 3000 Index based on the Fund’s target allocation over the life of the Fund. The former Composite Benchmark is comprised of 58% of the Russell 3000 Index and 42% of the Lehman Brothers Aggregate Bond Index. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursements of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

*	The Composite Benchmark and the former Composite Benchmark currently both have the same allocation of the Russell 3000 Index and Lehman Brothers Aggregate Bond Index. Therefore, the performance of the Composite Benchmark and former Composite Benchmark are the same.

JUNE 30, 2007        JPMORGAN SMARTRETIREMENT FUNDS   7

JPMorgan SmartRetirement 2020 Fund

FUND COMMENTARY
AS OF JUNE 30, 2007 (Unaudited)

FUND FACTS
Fund Inception	May 15, 2006
Fiscal Year End	June 30
Net Assets as of 6/30/2007	$181,381,036
Primary Benchmark	Russell 3000 Index
Secondary Benchmark	Lehman Brothers Aggregate Bond Index
Composite Benchmark	SmartRetirement 2020 Composite Benchmark

Q:	HOW DID THE FUND PERFORM?
A:	The JPMorgan SmartRetirement 2020 Fund, which seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date, returned 17.81%* (Institutional Class Shares) over the 12 months ended June 30, 2007. The Fund’s performance is compared to both a broad-based equity and fixed income benchmark. The Fund’s primary benchmark, the Russell 3000 Index, returned 20.07%, while the Fund’s secondary benchmark, the Lehman Brothers Aggregate Bond Index, returned 6.12%. The Fund’s Composite Benchmark, which is a blend of the Russell 3000 Index and the Lehman Brothers Aggregate Bond Index returned 15.92%.**

Q:	WHY DID THE FUND PERFORM THIS WAY?
A:	The Fund primarily benefited from fund selection in large-caps, small-caps and emerging markets debt, while fund selection among fixed income funds detracted from performance.

In asset allocation terms, the Fund benefited from overweight allocations to large-cap, international equity, and an underweight in fixed income, but underweights in small-caps and positions in real estate investment trusts (REITs) detracted from performance. The Fund’s positive return versus its composite benchmark resulted mainly from large-cap fund selection and an allocation to emerging markets equity. The Fund underperformed its primary benchmark, largely due to its allocation to fixed income funds, as they generally had a lower return than equity funds over the time period.

On average, the individual funds in the JPMorgan SmartRetirement 2020 Fund outperformed their respective benchmarks. Notable performers this period included the JPMorgan U.S. Large Cap Core Plus Fund and JPMorgan Small Cap Equity Fund, while the JPMorgan Intrepid America Fund and the JPMorgan International Equity Fund detracted from performance.

Global stock markets performed well during the year, due to generally strong economic data, plenty of merger-and-acquisition activity, and stronger-than-expected corporate earnings results. The JPMorgan SmartRetirement 2020 Fund benefited from strong equity performance, particularly the U.S. large cap and EAFE regions. Despite fears, inflation remained relatively benign, allowing the economy to head towards a possible soft landing. The S&P 500 Index rose 20.6%, while the MSCI EAFE Index rose 27% over the 12 months ended June 30, 2007. Despite a downturn at the beginning of the 2007, REITs ended the period solidly, returning 12.1%. Fixed income also had solid returns, grossing 6.1% over the 12 month period.

Q:	HOW WAS THE FUND MANAGED?
A:	Our strategy is to provide high total return from investments in funds that as a whole invest in a diversified portfolio of equity and fixed income securities. We invested according to our strategic product allocations in a variety of JPMorgan Funds across different investment styles.

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
**	The SmartRetirement 2020 Composite Benchmark (the “Composite Benchmark”) is a blend of an equity benchmark, the Russell 3000 Index and a fixed income benchmark, the Lehman Brothers Aggregate Bond Index. The Composite Benchmark was derived by applying the Fund’s target allocation among fixed income funds and equity funds over the life of the Fund. As the Adviser adjusts the Fund’s target allocation from time to time (typically, at least annually), the allocation of the Composite Benchmark will be adjusted at the end of the month in which the target allocation changed. For purposes of determining the percentage of the Composite Benchmark that should be attributed to the Russell 3000 Index and the Lehman Brothers Aggregate Bond Index, the Adviser treats underlying funds that predominantly invest in equity securities, REITs, international securities and market neutral strategies as equity funds and funds that predominantly invest in fixed income securities, high yield securities, and emerging market debt securities as fixed income funds. Not all of these types of securities are included in the underlying equity or fixed income benchmarks. The Fund’s Composite Benchmark has changed from the former Composite Benchmark included in the report for the Semi-Annual Period ending December 31, 2006 to better reflect changes in allocations among the underlying funds. The former Composite Benchmark reflects the Fund’s allocation as of a fixed date and does not reflect earlier changes in the Fund’s target allocation.

8   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2007

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	5/15/06
Without Sales Charge		17.38%	14.11%
With Sales Charge*		11.21	8.78
CLASS C SHARES	5/15/06
Without CDSC		16.76	13.59
With CDSC**		15.76	13.59
SELECT CLASS SHARES	5/15/06	17.68	14.45
INSTITUTIONAL CLASS SHARES	5/15/06	17.81	14.58

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 6/30/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2020 Fund, the Russell 3000 Index, the Lehman Brothers Aggregate Bond Index, the Composite Benchmark and the former Composite Benchmark from May 15, 2006 (May 31, 2006 for the indices) to June 30, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the broad-based securities indices, the Composite Benchmark and the former Composite Benchmark does not include expenses and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Lehman Brothers Aggregate Bond Index represents the performance of the bond market as a whole. The Composite Benchmark is comprised of a blend of the Lehman Brothers Aggregate Bond Index and the Russell 3000 Index based on the Fund’s target allocation over the life of the Fund. The former Composite Benchmark is comprised of 74% of the Russell 3000 Index and 26% of the Lehman Brothers Aggregate Bond Index. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursements of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2007        JPMORGAN SMARTRETIREMENT FUNDS   9

JPMorgan SmartRetirement 2030 Fund

FUND COMMENTARY
AS OF JUNE 30, 2007 (Unaudited)

FUND FACTS
Fund Inception	May 15, 2006
Fiscal Year End	June 30
Net Assets as of 6/30/2007	$147,477,053
Primary Benchmark	Russell 3000 Index
Secondary Benchmark	Lehman Brothers Aggregate Bond Index
Composite Benchmark	SmartRetirement 2030 Composite Benchmark

Q:	HOW DID THE FUND PERFORM?
A:	The JPMorgan SmartRetirement 2030 Fund, which seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date, returned 20.60%* (Institutional Class Shares) over the 12 months ended June 30, 2007. The Fund’s performance is compared to both a broad-based equity and fixed income benchmark. The Fund’s primary benchmark, the Russell 3000 Index, returned 20.07%, while the Fund’s secondary benchmark, the Lehman Brothers Aggregate Bond Index, returned 6.12%. The Fund’s Composite Benchmark, which is a blend of the Russell 3000 Index and the Lehman Brothers Aggregate Bond Index returned 17.91%.**

Q:	WHY DID THE FUND PERFORM THIS WAY?
A:	The Fund primarily benefited from fund selection in large-caps, small-caps and emerging markets debt funds, while fund selection among fixed income funds detracted from performance.

In asset allocation terms, the Fund benefited from overweight allocations to large-caps, international equity, and an underweight in fixed income, but underweights in small-caps and positions in real estate investment trusts (REITs) detracted from performance. The Fund’s positive return versus its primary benchmark and composite benchmark resulted mainly from large-cap fund selection and an allocation to emerging markets equity.

On average, the individual underlying funds held by the JPMorgan SmartRetirement 2030 Fund outperformed their respective benchmarks. Notable performers this period included the JPMorgan U.S. Large Cap Core Plus Fund and JPMorgan Small Cap Equity Fund, while the JPMorgan Intrepid America Fund and the JPMorgan International Equity Fund detracted from performance.

Global stock markets performed well during the year, due to generally strong economic data, plenty of merger-and-acquisition activity, and stronger-than-expected corporate earnings results. The JPMorgan SmartRetirement 2030 Fund benefited from strong equity performance, particularly the U.S. large cap and EAFE regions. Despite fears, inflation remained relatively benign, allowing the economy to head towards a possible soft landing. The S&P 500 Index rose 20.6%, while the MSCI EAFE Index rose 27% over the 12 months ended June 30, 2007. Despite a downturn at the beginning of the 2007, REITs ended the period solidly, returning 12.1%. Fixed income also had solid returns, grossing 6.1% over the 12 month period.

Q:	HOW WAS THE FUND MANAGED?
A:	Our strategy is to provide high total return from investments in funds that as a whole invest in a diversified portfolio of equity and fixed income securities. We invested according to our strategic product allocations in a variety of JPMorgan Funds across different investment styles.

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
**	The SmartRetirement 2030 Composite Benchmark (the “Composite Benchmark”) is a blend of an equity benchmark, the Russell 3000 Index and a fixed income benchmark, the Lehman Brothers Aggregate Bond Index. The Composite Benchmark was derived by applying the Fund’s target allocation among fixed income funds and equity funds over the life of the Fund. As the Adviser adjusts the Fund’s target allocation from time to time (typically, at least annually), the allocation of the Composite Benchmark will be adjusted at the end of the month in which the target allocation changed. For purposes of determining the percentage of the Composite Benchmark that should be attributed to the Russell 3000 Index and the Lehman Brothers Aggregate Bond Index, the Adviser treats underlying funds that predominantly invest in equity securities, REITs, international securities and market neutral strategies as equity funds and funds that predominantly invest in fixed income securities, high yield securities, and emerging market debt securities as fixed income funds. Not all of these types of securities are included in the underlying equity or fixed income benchmarks. The Fund’s Composite Benchmark has changed from the former Composite Benchmark included in the report for the Semi-Annual Period ending December 31, 2006 to better reflect changes in allocations among the underlying funds. The former Composite Benchmark reflects the Fund’s allocation as of a fixed date and does not reflect earlier changes in the Fund’s target allocation.

10   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2007

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	5/15/06
Without Sales Charge		20.13%	16.43%
With Sales Charge*		13.82	10.99
CLASS C SHARES	5/15/06
Without CDSC		19.49	15.82
With CDSC**		18.49	15.82
SELECT CLASS SHARES	5/15/06	20.40	16.69
INSTITUTIONAL CLASS SHARES	5/15/06	20.60	16.89

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 6/30/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2030 Fund, the Russell 3000 Index, the Lehman Brothers Aggregate Bond Index, the Composite Benchmark and the former Composite Benchmark from May 15, 2006 (May 31, 2006 for the indices) to June 30, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the broad-based securities indices, the Composite Benchmark and the former Composite Benchmark does not include expenses and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Lehman Brothers Aggregate Bond Index represents the performance of the bond market as a whole. The Composite Benchmark is comprised of a blend of the Lehman Brothers Aggregate Bond Index and the Russell 3000 Index based on the Fund’s target allocation over the life of the Fund. The former Composite Benchmark is comprised of 85% of the Russell 3000 Index and 15% of the Lehman Brothers Aggregate Bond Index. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursements of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

*	The Composite Benchmark and the former Composite Benchmark currently both have the same allocation of the Russell 3000 Index and Lehman Brothers Aggregate Bond Index. Therefore, the performance of the Composite Benchmark and former Composite Benchmark are the same.

JUNE 30, 2007        JPMORGAN SMARTRETIREMENT FUNDS   11

JPMorgan SmartRetirement 2040 Fund

FUND COMMENTARY
AS OF JUNE 30, 2007 (Unaudited)

FUND FACTS
Fund Inception	May 15, 2006
Fiscal Year End	June 30
Net Assets as of 6/30/2007	$110,526,775
Primary Benchmark	Russell 3000 Index
Secondary Benchmark	Lehman Brothers Aggregate Bond Index
Composite Benchmark	SmartRetirement 2040 Composite Benchmark

Q.	HOW DID THE FUND PERFORM?
A:	The JPMorgan SmartRetirement 2040 Fund, which seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date, returned 20.77%* (Institutional Class Shares) during the 12 months ended June 30, 2007. The Fund’s performance is compared to both a broad-based equity and fixed income benchmark. The Fund’s primary benchmark, the Russell 3000 Index, returned 20.07%, while the Fund’s secondary benchmark, the Lehman Brothers Aggregate Bond Index, returned 6.12%. The Fund’s Composite Benchmark, which is a blend of the Russell 3000 Index and the Lehman Brothers Aggregate Bond Index returned 17.91%.**

Q.	WHY DID THE FUND PERFORM THIS WAY?
A:	The Fund primarily benefited from fund selection in large-caps, small-caps and emerging markets debt funds, while fund selection among fixed income funds detracted from performance.

In asset allocation terms, the Fund benefited from overweight allocations to large-caps, international, and an underweight in fixed income, but underweights in small-caps and positions in real estate investment trusts (REITs) detracted from performance. The Fund’s positive return versus its primary benchmark and composite benchmark resulted mainly from large-cap fund selection and an allocation to emerging markets equity.

On average, the individual underlying funds held by the JPMorgan SmartRetirement 2040 Fund outperformed their respective benchmarks. Notable performers this period included the JPMorgan U.S. Large Cap Core Plus Fund and JPMorgan Small Cap Equity Fund, while the JPMorgan Intrepid America Fund and the JPMorgan International Equity Fund detracted from performance.

Global stock markets performed well during the year, due to generally strong economic data, plenty of merger-and-acquisition activity, and stronger-than-expected corporate earnings results. The JPMorgan SmartRetirement 2040 Fund benefited from strong equity performance, particularly the U.S. large cap and EAFE regions. Despite fears, inflation remained relatively benign, allowing the economy to head towards a possible soft landing. The S&P 500 Index rose 20.6%, while the MSCI EAFE Index rose 27% over the 12 months ended June 30, 2007. Despite a downturn at the beginning of the 2007, REITs ended the period solidly, returning 12.1%. Fixed income also had solid returns, grossing 6.1% over the 12 month period.

Q:	HOW WAS THE FUND MANAGED?
A:	Our strategy is to provide high total return from investments in funds that as a whole invest in a diversified portfolio of equity and fixed income securities. We invested according to our strategic product allocations in a variety of JPMorgan Funds across different investment styles.

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
**	The SmartRetirement 2040 Composite Benchmark (the “Composite Benchmark”) is a blend of an equity benchmark, the Russell 3000 Index and a fixed income benchmark, the Lehman Brothers Aggregate Bond Index. The Composite Benchmark was derived by applying the Fund’s target allocation among fixed income funds and equity funds over the life of the Fund. As the Adviser adjusts the Fund’s target allocation from time to time (typically, at least annually), the allocation of the Composite Benchmark will be adjusted at the end of the month in which the target allocation changed. For purposes of determining the percentage of the Composite Benchmark that should be attributed to the Russell 3000 Index and the Lehman Brothers Aggregate Bond Index, the Adviser treats underlying funds that predominantly invest in equity securities, REITs, international securities and market neutral strategies as equity funds and funds that predominantly invest in fixed income securities, high yield securities, and emerging market debt securities as fixed income funds. Not all of these types of securities are included in the underlying equity or fixed income benchmarks. The Fund’s Composite Benchmark has changed from the former Composite Benchmark included in the report for the Semi-Annual Period ending December 31, 2006 to better reflect changes in allocations among the underlying funds. The former Composite Benchmark reflects the Fund’s allocation as of a fixed date and does not reflect earlier changes in the Fund’s target allocation.

12   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2007

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	5/15/06
Without Sales Charge		20.28%	16.56%
With Sales Charge*		13.96	11.12
CLASS C SHARES	5/15/06
Without CDSC		19.68	15.97
With CDSC**		18.68	15.97
SELECT CLASS SHARES	5/15/06	20.64	16.90
INSTITUTIONAL CLASS SHARES	5/15/06	20.77	17.03

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 6/30/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2040 Fund, the Russell 3000 Index, the Lehman Brothers Aggregate Bond Index, the Composite Benchmark and the former Composite Benchmark from May 15, 2006 (May 31, 2006 for the indices) to June 30, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the broad-based securities indices, the Composite Benchmark and the former Composite Benchmark does not include expenses and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Lehman Brothers Aggregate Bond Index represents the performance of the bond market as a whole. The Composite Benchmark is comprised of a blend of the Lehman Brothers Aggregate Bond Index and the Russell 3000 Index based on the Fund’s target allocation over the life of the Fund. The former Composite Benchmark is comprised of 85% of the Russell 3000 Index and 15% of the Lehman Brothers Aggregate Bond Index. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursements of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

*	The Composite Benchmark and the former Composite Benchmark currently both have the same allocation of the Russell 3000 Index and Lehman Brothers Aggregate Bond Index. Therefore, the performance of the Composite Benchmark and former Composite Benchmark are the same.

JUNE 30, 2007        JPMORGAN SMARTRETIREMENT FUNDS   13

JPMorgan SmartRetirement Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 97.3% (b)
1,751,547	JPMorgan Bond Fund, Institutional Class	15,956,595
1,526,149	JPMorgan Core Bond Fund, R Class	15,932,997
323,439	JPMorgan Emerging Markets Debt Fund, R Class	2,846,267
15,692	JPMorgan Emerging Markets Equity Fund, Institutional Class	341,763
339,631	JPMorgan High Yield Bond Fund, R Class	2,893,654
82,436	JPMorgan International Equity Fund, R Class	3,350,200
188,463	JPMorgan International Opportunities Fund, Institutional Class	3,348,987
28,128	JPMorgan International Realty Fund, R Class	458,483
158,217	JPMorgan Intrepid America Fund, R Class	4,716,451
6,568,599	JPMorgan Prime Money Market Fund, Institutional Class	6,568,599
38,030	JPMorgan Small Cap Equity Fund, R Class	1,359,583
41,078	JPMorgan Small Cap Growth Fund, Institutional Class (a)	510,188
20,151	JPMorgan Small Cap Value Fund, R Class	510,216
644,175	JPMorgan U.S. Equity Fund, R Class	7,955,564
64,153	JPMorgan U.S. Real Estate Fund, R Class	1,340,789
	Total Investments — 97.3% (Cost $68,562,410)	68,090,336
	Other Assets in Excess of Liabilities — 2.7%	1,898,594
	NET ASSETS — 100.0%	$69,988,930

Percentages indicated are based on net assets.

ABBREVIATIONS:

(a) —	Non-income producing security.
(b) —	Investment in affiliate. Fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc., JPMorgan Investment Advisors Inc. or Security Capital Research & Management, Incorporated.

Allocation of Investments*
Taxable Fixed Income Funds	55.3%
Domestic Equity Funds	22.1
International Equity Funds	11.0
Specialty Funds	2.0
Money Market Funds	9.6

*	Percentages indicated are based upon total investments as of June 30, 2007. The Fund’s composition is subject to change

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2007

JPMorgan SmartRetirement 2010 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 98.8% (b)
1,586,228	JPMorgan Bond Fund, Institutional Class	14,450,538
1,386,124	JPMorgan Core Bond Fund, R Class	14,471,138
335,362	JPMorgan Emerging Markets Debt Fund, R Class	2,951,186
42,024	JPMorgan Emerging Markets Equity Fund, Institutional Class	915,278
346,739	JPMorgan High Yield Bond Fund, R Class	2,954,220
119,786	JPMorgan International Equity Fund, R Class	4,868,111
273,826	JPMorgan International Opportunities Fund, Institutional Class	4,865,886
37,449	JPMorgan International Realty Fund, R Class	610,421
275,157	JPMorgan Intrepid America Fund, R Class	8,202,430
1,546,204	JPMorgan Prime Money Market Fund, Institutional Class	1,546,204
39,184	JPMorgan Small Cap Equity Fund, R Class	1,400,822
87,537	JPMorgan Small Cap Growth Fund, Institutional Class (a)	1,087,208
42,867	JPMorgan Small Cap Value Fund, R Class	1,085,384
730,028	JPMorgan U.S. Equity Fund, R Class	9,015,850
102,166	JPMorgan U.S. Real Estate Fund, R Class	2,135,274
	Total Investments — 98.8% (Cost $68,795,619)	70,559,950
	Other Assets In Excess of Liabilities — 1.2%	876,624
	NET ASSETS — 100.0%	$71,436,574

Percentages indicated are based on net assets.

ABBREVIATIONS:

(a) —	Non-income producing security.
(b) —	Investment in affiliate. Fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc., JPMorgan Investment Advisors Inc. or Security Capital Research & Management, Incorporated.

Allocation of Investments*
Taxable Fixed Income Funds	49.3%
Domestic Equity Funds	29.5
International Equity Funds	16.0
Specialty Funds	3.0
Money Market Funds	2.2

*	Percentages indicated are based upon total investments as of June 30, 2007. The Fund’s composition is subject to change

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN SMARTRETIREMENT FUNDS   15

JPMorgan SmartRetirement 2015 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 99.2% (b)
2,108,340	JPMorgan Bond Fund, Institutional Class	19,206,976
1,842,357	JPMorgan Core Bond Fund, R Class	19,234,205
489,546	JPMorgan Emerging Markets Debt Fund, R Class	4,308,001
126,619	JPMorgan Emerging Markets Equity Fund, Institutional Class	2,757,767
506,222	JPMorgan High Yield Bond Fund, R Class	4,313,015
236,662	JPMorgan International Equity Fund, R Class	9,617,935
541,005	JPMorgan International Opportunities Fund, Institutional Class	9,613,663
44,580	JPMorgan International Realty Fund, R Class	726,651
517,660	JPMorgan Intrepid America Fund, R Class	15,431,444
138,270	JPMorgan Intrepid Growth Fund, R Class	3,405,594
185,511	JPMorgan Large Cap Value Fund, R Class	3,407,836
1,223,192	JPMorgan Prime Money Market Fund, Institutional Class	1,223,192
80,061	JPMorgan Small Cap Equity Fund, R Class	2,862,179
168,393	JPMorgan Small Cap Growth Fund, Institutional Class (a)	2,091,438
82,436	JPMorgan Small Cap Value Fund, R Class	2,087,283
15,300	JPMorgan Realty Income Fund, R Class	239,744
940,458	JPMorgan U.S. Equity Fund, R Class	11,614,660
140,522	JPMorgan U.S. Large Cap Core Plus Fund, R Class	2,955,176
241,823	JPMorgan U.S. Real Estate Fund, R Class	5,054,103
	Total Investments — 99.2% (Cost $115,894,183)	120,150,862
	Other Assets in Excess of Liabilities — 0.8%	1,015,857
	NET ASSETS — 100.0%	$121,166,719

Percentages indicated are based on net assets.

ABBREVIATIONS:

(a) —	Non-income producing security.
(b) —	Investment in affiliate. Fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc., JPMorgan Investment Advisors Inc. or Security Capital Research & Management, Incorporated.

Allocation of Investments*
Taxable Fixed Income Funds	39.2%
Domestic Equity Funds	36.5
International Equity Funds	18.9
Specialty Funds	4.4
Money Market Funds	1.0

*	Percentages indicated are based upon total investments as of June 30, 2007. The Fund’s composition is subject to change

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2007

JPMorgan SmartRetirement 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 99.4% (b)
2,093,170	JPMorgan Bond Fund, Institutional Class	19,068,782
1,829,135	JPMorgan Core Bond Fund, R Class	19,096,175
611,325	JPMorgan Emerging Markets Debt Fund, R Class	5,379,665
231,041	JPMorgan Emerging Markets Equity Fund, Institutional Class	5,032,070
632,213	JPMorgan High Yield Bond Fund, R Class	5,386,456
427,025	JPMorgan International Equity Fund, R Class	17,354,298
975,844	JPMorgan International Opportunities Fund, Institutional Class	17,340,750
70,652	JPMorgan International Realty Fund, R Class	1,151,621
834,148	JPMorgan Intrepid America Fund, R Class	24,865,939
456,733	JPMorgan Intrepid Growth Fund, R Class	11,249,339
612,758	JPMorgan Large Cap Value Fund, R Class	11,256,360
2,108,717	JPMorgan Prime Money Market Fund, Institutional Class	2,108,717
25,692	JPMorgan Realty Income Fund, R Class	402,588
119,974	JPMorgan Small Cap Equity Fund, R Class	4,289,073
180,182	JPMorgan Small Cap Growth Fund, Institutional Class (a)	2,237,860
88,250	JPMorgan Small Cap Value Fund, R Class	2,234,482
1,071,595	JPMorgan U.S. Equity Fund, R Class	13,234,202
461,634	JPMorgan U.S. Real Estate Fund, R Class	9,648,144
425,294	JPMorgan U.S. Large Cap Core Plus Fund, R Class	8,943,937
	Total Investments — 99.4% (Cost $170,448,197)	180,280,458
	Other Assets in Excess of Liabilities — 0.6%	1,100,578
	NET ASSETS — 100.0%	$181,381,036

Percentages indicated are based on net assets.

ABBREVIATIONS:

(a) —	Non-income producing security.
(b) —	Investment in affiliate. Fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc., JPMorgan Investment Advisors Inc. or Security Capital Research & Management, Incorporated.

Allocation of Investments*
Domestic Equity Funds	43.4%
Taxable Fixed Income Funds	27.1
International Equity Funds	22.7
Specialty Funds	5.6
Money Market Funds	1.2

*	Percentages indicated are based upon total investments as of June 30, 2007. The Fund’s composition is subject to change

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN SMARTRETIREMENT FUNDS   17

JPMorgan SmartRetirement 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 98.8% (b)
616,153	JPMorgan Bond Fund, Institutional Class	5,613,150
538,473	JPMorgan Core Bond Fund, R Class	5,621,662
330,305	JPMorgan Emerging Markets Debt Fund, R Class	2,906,684
260,803	JPMorgan Emerging Markets Equity Fund, Institutional Class	5,680,284
341,588	JPMorgan High Yield Bond Fund, R Class	2,910,332
432,596	JPMorgan International Equity Fund, R Class	17,580,693
988,508	JPMorgan International Opportunities Fund, Institutional Class	17,565,795
121,337	JPMorgan International Realty Fund, R Class	1,977,790
696,415	JPMorgan Intrepid America Fund, R Class	20,760,130
505,144	JPMorgan Intrepid Growth Fund, R Class	12,441,706
677,656	JPMorgan Large Cap Value Fund, R Class	12,448,534
1,391,174	JPMorgan Prime Money Market Fund, Institutional Class	1,391,174
251,466	JPMorgan Realty Income Fund, R Class	3,940,469
113,437	JPMorgan Small Cap Equity Fund, R Class	4,055,365
233,691	JPMorgan Small Cap Growth Fund, Institutional Class (a)	2,902,446
114,451	JPMorgan Small Cap Value Fund, R Class	2,897,887
163,494	JPMorgan U.S. Equity Fund, R Class	2,019,148
222,149	JPMorgan U.S. Real Estate Fund, R Class	4,642,906
875,428	JPMorgan U.S. Large Cap Core Plus Fund, R Class	18,410,250
	Total Investments — 98.8% (Cost $133,860,162)	145,766,405
	Other Assets in Excess of Liabilities — 1.2%	1,710,648
	NET ASSETS — 100.0%	$147,477,053

Percentages indicated are based on net assets.

ABBREVIATIONS:

(a) —	Non-income producing security.
(b) —	Investment in affiliate. Fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc., JPMorgan Investment Advisors Inc. or Security Capital Research & Management, Incorporated.

Allocation of Investments*
Domestic Equity Funds	52.1%
International Equity Funds	29.3
Taxable Fixed Income Funds	11.7
Specialty Funds	5.9
Money Market Funds	1.0

*	Percentages indicated are based upon total investments as of June 30, 2007. The Fund’s composition is subject to change

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2007

JPMorgan SmartRetirement 2040 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 99.3% (b)
421,295	JPMorgan Bond Fund, Institutional Class	3,837,996
368,189	JPMorgan Core Bond Fund, R Class	3,843,895
198,776	JPMorgan Emerging Markets Debt Fund, R Class	1,749,230
201,203	JPMorgan Emerging Markets Equity Fund, Institutional Class	4,382,212
205,518	JPMorgan High Yield Bond Fund, R Class	1,751,017
332,168	JPMorgan International Equity Fund, R Class	13,499,320
783,750	JPMorgan International Opportunities Fund, Institutional Class	13,927,239
101,462	JPMorgan International Realty Fund, R Class	1,653,829
519,498	JPMorgan Intrepid America Fund, R Class	15,486,222
415,149	JPMorgan Intrepid Growth Fund, R Class	10,225,123
556,909	JPMorgan Large Cap Value Fund, R Class	10,230,427
1,176,659	JPMorgan Prime Money Market Fund, Institutional Class	1,176,659
200,737	JPMorgan Realty Income Fund, R Class	3,145,556
76,174	JPMorgan Small Cap Equity Fund, R Class	2,723,236
197,760	JPMorgan Small Cap Growth Fund, Institutional Class (a)	2,456,184
96,874	JPMorgan Small Cap Value Fund, R Class	2,452,845
150,859	JPMorgan U.S. Real Estate Fund, R Class	3,152,947
669,858	JPMorgan U.S. Large Cap Core Plus Fund, R Class	14,087,104
	Total Investments — 99.3% (Cost $99,620,275)	109,781,041
	Other Assets in Excess of Liabilities — 0.7%	745,734
	NET ASSETS — 100.0%	$110,526,775

Percentages indicated are based on net assets.

ABBREVIATIONS:

(a) —	Non-income producing security.
(b) —	Investment in affiliate. Fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc., JPMorgan Investment Advisors Inc. or Security Capital Research & Management, Incorporated.

Allocation of Investments*
Domestic Equity Funds	52.5%
International Equity Funds	30.5
Taxable Fixed Income Funds	10.2
Specialty Funds	5.7
Money Market Funds	1.1

*	Percentages indicated are based upon total investments as of June 30, 2007. The Fund’s composition is subject to change

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN SMARTRETIREMENT FUNDS   19

STATEMENTS OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2007

	JPMorgan SmartRetirement Income Fund	JPMorgan SmartRetirement 2010 Fund	JPMorgan SmartRetirement 2015 Fund
ASSETS:
Investments in affiliates, at value	$68,090,336	$70,559,950	$120,150,862
Receivables:
Fund shares sold	5,692,581	6,867,412	9,780,660
Dividends	28,407	6,079	5,399
Total Assets	73,811,324	77,433,441	129,936,921

LIABILITIES:
Payables:
Dividends	355,997	272	234
Investment securities purchased	3,245,500	5,937,000	8,698,000
Fund shares redeemed	211,206	47,319	59,120
Accrued liabilities:
Shareholder servicing fees	449	1,606	1,857
Distribution fees	71	560	756
Trustees’ and Chief Compliance Officer’s fees	111	—	—
Other	9,060	10,110	10,235
Total Liabilities	3,822,394	5,996,867	8,770,202
Net Assets	$69,988,930	$71,436,574	$121,166,719

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2007

	JPMorgan SmartRetirement Income Fund	JPMorgan SmartRetirement 2010 Fund	JPMorgan SmartRetirement 2015 Fund
NET ASSETS:
Paid in capital	$70,468,565	$69,253,724	$115,739,038
Accumulated undistributed (distributions in excess of) net investment income	(643)	389	793
Accumulated net realized gains (losses)	(6,918)	418,130	1,170,209
Net unrealized appreciation (depreciation)	(472,074)	1,764,331	4,256,679
Total Net Assets	$69,988,930	$71,436,574	$121,166,719

Net Assets:
Class A	$133,623	$2,621,845	$3,712,636
Class C	72,841	32,439	15,166
Select Class	3,454,540	10,400,354	11,517,074
Institutional Class	66,327,926	58,381,936	105,921,843
Total	$69,988,930	$71,436,574	$121,166,719

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	8,364	161,647	224,129
Class C	4,559	2,001	915
Select Class	216,222	641,301	695,232
Institutional Class	4,147,729	3,597,810	6,391,836

Net Asset Value:
Class A — Redemption price per share	$15.98	$16.22	$16.56
Class C — Offering price per share (a)	15.98	16.21	16.57
Select Class — Offering and redemption price per share	15.98	16.22	16.57
Institutional Class — Offering and redemption price per share	15.99	16.23	16.57
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share (net asset value per share/100% – maximum sales charge)	$16.87	$17.12	$17.48

Cost of investments	$68,562,410	$68,795,619	$115,894,183

(a)	Redemption price for Class C Shares varies based on the length of time the shares were held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN SMARTRETIREMENT FUNDS   21

STATEMENTS OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2007 (continued)

	JPMorgan SmartRetirement 2020 Fund	JPMorgan SmartRetirement 2030 Fund	JPMorgan SmartRetirement 2040 Fund
ASSETS:
Investments in affiliates, at value	$180,280,458	$145,766,405	$109,781,041
Receivables:
Fund shares sold	12,705,672	10,955,325	7,062,762
Dividends	7,584	5,627	4,528
Total Assets	192,993,714	156,727,357	116,848,331

LIABILITIES:
Payables:
Dividends	451	29	10
Investment securities purchased	11,547,000	9,225,000	6,261,902
Fund shares redeemed	49,934	10,999	48,123
Accrued liabilities:
Shareholder servicing fees	3,780	3,089	1,256
Distribution fees	504	634	247
Other	11,009	10,553	10,018
Total Liabilities	11,612,678	9,250,304	6,321,556
Net Assets	$181,381,036	$147,477,053	$110,526,775

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2007

	JPMorgan SmartRetirement 2020 Fund	JPMorgan SmartRetirement 2030 Fund	JPMorgan SmartRetirement 2040 Fund
NET ASSETS:
Paid in capital	$169,200,998	$133,682,546	$98,910,698
Accumulated undistributed (distributions in excess of) net investment income	2,694	2,953	(101)
Accumulated net realized gains (losses)	2,345,083	1,885,311	1,455,412
Net unrealized appreciation (depreciation)	9,832,261	11,906,243	10,160,766
Total Net Assets	$181,381,036	$147,477,053	$110,526,775

Net Assets:
Class A	$2,048,910	$2,930,348	$1,088,541
Class C	169,252	80,415	55,632
Select Class	20,483,029	11,357,665	5,191,603
Institutional Class	158,679,845	133,108,625	104,190,999
Total	$181,381,036	$147,477,053	$110,526,775

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	121,508	169,231	62,833
Class C	10,033	4,646	3,211
Select Class	1,213,471	655,770	299,421
Institutional Class	9,400,772	7,681,429	6,007,571

Net Asset Value:
Class A — Redemption price per share	$16.86	$17.32	$17.32
Class C — Offering price per share (a)	16.87	17.31	17.33
Select Class — Offering and redemption price per share	16.88	17.32	17.34
Institutional Class — Offering and redemption price per share	16.88	17.33	17.34
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share (net asset value per share/100% – maximum sales charge)	$17.79	$18.28	$18.28

Cost of investments	$170,448,197	$133,860,162	$99,620,275

(a)	Redemption price for Class C Shares varies based on the length of time the shares were held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN SMARTRETIREMENT FUNDS   23

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2007

	JPMorgan SmartRetirement Income Fund	JPMorgan SmartRetirement 2010 Fund	JPMorgan SmartRetirement 2015 Fund
INVESTMENT INCOME:
Dividend income from affiliates (a)	$633,900	$1,286,715	$1,886,649

EXPENSES:
Distribution fees
Class A	136	2,256	3,464
Class C	274	241	233
Shareholder servicing fees
Class A	136	2,256	3,464
Class C	91	80	78
Select Class	4,327	11,519	11,688
Institutional Class	12,210	29,570	55,645
Interest expense	172	—	—
Trustees’ and Chief Compliance Officer’s fees	214	320	568
Transfer agent fees	18,978	23,143	21,619
Other	2,030	2,610	2,356
Total expenses	38,568	71,995	99,115
Less amounts waived	(14,032)	(35,112)	(61,167)
Less expense reimbursements	(18,405)	(15,524)	(6,567)
Net expenses	6,131	21,359	31,381
Net investment income (loss)	627,769	1,265,356	1,855,268

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in affiliates	(42,300)	(48,657)	(123,331)
Distributions of realized gains by investment company affiliates	49,223	654,924	1,803,021
Change in net unrealized appreciation (depreciation) of investments in affiliates	(470,160)	1,674,343	4,058,063
Net realized/unrealized gains (losses)	(463,237)	2,280,610	5,737,753
Change in net assets resulting from operations	$164,532	$3,545,966	$7,593,021

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2007

	JPMorgan SmartRetirement 2020 Fund	JPMorgan SmartRetirement 2030 Fund	JPMorgan SmartRetirement 2040 Fund
INVESTMENT INCOME:
Dividend income from affiliates (a)	$2,483,363	$1,573,259	$1,206,576

EXPENSES:
Distribution fees
Class A	1,447	2,743	807
Class C	725	387	237
Shareholder servicing fees
Class A	1,447	2,743	807
Class C	242	129	79
Select Class	20,133	10,397	3,873
Institutional Class	93,389	81,855	68,262
Interest expense	—	—	81
Trustees’ and Chief Compliance Officer’s fees	983	872	728
Transfer agent fees	22,470	21,949	21,715
Other	3,357	3,057	2,598
Total expenses	144,193	124,132	99,187
Less amounts waived	(96,432)	(77,875)	(65,934)
Less expense reimbursements	(1,822)	(269)	(1,183)
Net expenses	45,939	45,988	32,070
Net investment income (loss)	2,437,424	1,527,271	1,174,506

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in affiliates	(37,394)	(144,051)	(81,241)
Distributions of realized gains by investment company affiliates	3,313,552	3,038,012	2,431,796
Change in net unrealized appreciation (depreciation) of investments in affiliates	9,076,304	10,851,168	9,084,304
Net realized/unrealized gains (losses)	12,352,462	13,745,129	11,434,859
Change in net assets resulting from operations	$14,789,886	$15,272,400	$12,609,365

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN SMARTRETIREMENT FUNDS   25

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	JPMorgan SmartRetirement Income Fund		JPMorgan SmartRetirement 2010 Fund		JPMorgan SmartRetirement 2015 Fund
	Year Ended 6/30/2007	Period Ended 6/30/2006 (a)	Year Ended 6/30/2007	Period Ended 6/30/2006 (a)	Year Ended 6/30/2007	Period Ended 6/30/2006 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$627,769	$1,738	$1,265,356	$26,249	$1,855,268	$38,539
Net realized gain (loss) on investments in affiliates	(42,300)	(1)	(48,657)	(324)	(123,331)	(414)
Distributions of realized gains by investment company affiliates	49,223	—	654,924	—	1,803,021	—
Change in net unrealized appreciation (depreciation) of investments in affiliates	(470,160)	(1,914)	1,674,343	89,988	4,058,063	198,616
Change in net assets resulting from operations	164,532	(177)	3,545,966	115,913	7,593,021	236,741

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,888)	(154)	(29,407)	(81)	(35,837)	(81)
From net realized gains	(2)	—	(12)	—	(16)	—
Class C
From net investment income	(881)	(138)	(989)	(67)	(899)	(62)
From net realized gains	(2)	—	(16)	—	(19)	—
Select Class
From net investment income	(57,510)	(647)	(166,211)	(360)	(146,503)	(341)
From net realized gains	(48)	—	(750)	—	(971)	—
Institutional Class
From net investment income	(581,663)	(798)	(1,241,874)	(25,732)	(2,148,369)	(38,053)
From net realized gains	(334)	—	(13,591)	—	(30,991)	—
Total distributions to shareholders	(642,328)	(1,737)	(1,452,850)	(26,240)	(2,363,605)	(38,537)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	70,197,856	270,784	62,420,174	6,833,611	105,279,352	10,459,747

NET ASSETS:
Change in net assets	69,720,060	268,870	64,513,290	6,923,284	110,508,768	10,657,951
Beginning of period	268,870	—	6,923,284	—	10,657,951	—
End of period	$69,988,930	$268,870	$71,436,574	$6,923,284	$121,166,719	$10,657,951
Accumulated undistributed (distributions in excess of) net investment income	$(643)	$32	$389	$40	$793	$33

(a)	Commencement of operations was May 15, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2007

	JPMorgan SmartRetirement 2020 Fund		JPMorgan SmartRetirement 2030 Fund		JPMorgan SmartRetirement 2040 Fund
	Year Ended 6/30/2007	Period Ended 6/30/2006 (a)	Year Ended 6/30/2007	Period Ended 6/30/2006 (a)	Year Ended 6/30/2007	Period Ended 6/30/2006 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,437,424	$112,463	$1,527,271	$123,333	$1,174,506	$126,168
Net realized gain (loss) on investments in affiliates	(37,394)	(1,159)	(144,051)	204	(81,241)	264
Distributions of realized gains by investment company affiliates	3,313,552	—	3,038,012	—	2,431,796	—
Change in net unrealized appreciation (depreciation) of investments in affiliates	9,076,304	755,957	10,851,168	1,055,075	9,084,304	1,076,462
Change in net assets resulting from operations	14,789,886	867,261	15,272,400	1,178,612	12,609,365	1,202,894

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(15,591)	(172)	(13,895)	(71)	(5,568)	(70)
From net realized gains	(76)	—	(41)	—	(21)	—
Class C
From net investment income	(1,649)	(86)	(954)	(51)	(682)	(51)
From net realized gains	(24)	—	(12)	—	(9)	—
Select Class
From net investment income	(213,857)	(324)	(76,264)	(293)	(31,058)	(292)
From net realized gains	(2,065)	—	(348)	—	(141)	—
Institutional Class
From net investment income	(3,072,531)	(111,874)	(2,419,797)	(122,867)	(2,012,727)	(125,710)
From net realized gains	(58,949)	—	(21,975)	—	(19,914)	—
Total distributions to shareholders	(3,364,742)	(112,456)	(2,533,286)	(123,282)	(2,070,120)	(126,123)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	137,392,209	31,808,878	95,577,507	38,105,102	59,909,750	39,001,009

NET ASSETS:
Change in net assets	148,817,353	32,563,683	108,316,621	39,160,432	70,448,995	40,077,780
Beginning of period	32,563,683	—	39,160,432	—	40,077,780	—
End of period	$181,381,036	$32,563,683	$147,477,053	$39,160,432	$110,526,775	$40,077,780
Accumulated undistributed (distributions in excess of) net investment income	$2,694	$42	$2,953	$82	$(101)	$76

(a)	Commencement of operations was May 15, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN SMARTRETIREMENT FUNDS   27

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Income Fund		JPMorgan SmartRetirement 2010 Fund		JPMorgan SmartRetirement 2015 Fund
	Year Ended 6/30/2007	Period Ended 6/30/2006 (a)	Year Ended 6/30/2007	Period Ended 6/30/2006 (a)	Year Ended 6/30/2007	Period Ended 6/30/2006 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$141,581	$25,050	$2,691,715	$24,976	$3,791,081	$26,040
Dividends reinvested	1,184	153	29,417	82	35,851	81
Cost of shares redeemed	(36,178)	—	(154,544)	—	(225,753)	—
Change in net assets from Class A capital transactions	$106,587	$25,203	$2,566,588	$25,058	$3,601,179	$26,121
Class C
Proceeds from shares issued	$72,646	$25,048	$34,446	$25,047	$13,982	$25,040
Dividends reinvested	564	138	1,003	67	912	62
Cost of shares redeemed	(27,461)	—	(30,471)	—	(28,336)	—
Change in net assets from Class C capital transactions	$45,749	$25,186	$4,978	$25,114	$(13,442)	$25,102
Select Class
Proceeds from shares issued	$4,643,843	$100,040	$12,379,472	$100,068	$11,446,151	$100,040
Dividends reinvested	57,557	647	166,437	360	147,055	341
Cost of shares redeemed	(1,416,170)	—	(2,468,203)	—	(476,107)	—
Change in net assets from Select Class capital transactions	$3,285,230	$100,687	$10,077,706	$100,428	$11,117,099	$100,381
Institutional Class
Proceeds from shares issued	$70,520,202	$122,367	$57,537,968	$6,657,279	$95,015,681	$10,270,091
Dividends reinvested	226,649	798	1,255,465	25,732	2,179,359	38,052
Cost of shares redeemed	(3,986,561)	(3,457)	(9,022,531)	—	(6,620,524)	—

Change in net assets from Institutional Class capital transactions	$66,760,290	$119,708	$49,770,902	$6,683,011	$90,574,516	$10,308,143

(a)	Commencement of operations was May 15, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2007

	JPMorgan SmartRetirement 2020 Fund		JPMorgan SmartRetirement 2030 Fund		JPMorgan SmartRetirement 2040 Fund
	Year Ended 6/30/2007	Period Ended 6/30/2006 (a)	Year Ended 6/30/2007	Period Ended 6/30/2006 (a)	Year Ended 6/30/2007	Period Ended 6/30/2006 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$2,137,043	$53,706	$3,298,672	$27,134	$1,110,269	$26,433
Dividends reinvested	14,992	172	13,898	71	5,587	69
Cost of shares redeemed	(193,626)	—	(521,011)	—	(82,934)	—
Change in net assets from Class A capital transactions	$1,958,409	$53,878	$2,791,559	$27,205	$1,032,922	$26,502
Class C
Proceeds from shares issued	$153,039	$33,473	$76,528	$25,040	$54,900	$25,040
Dividends reinvested	1,519	86	965	50	683	50
Cost of shares redeemed	(28,719)	—	(29,157)	—	(29,206)	—
Change in net assets from Class C capital transactions	$125,839	$33,559	$48,336	$25,090	$26,377	$25,090
Select Class
Proceeds from shares issued	$21,175,692	$100,040	$11,455,929	$100,040	$5,561,520	$100,041
Dividends reinvested	215,597	323	76,610	293	31,198	292
Cost of shares redeemed	(1,662,757)	—	(754,747)	—	(672,190)	—
Change in net assets from Select Class capital transactions	$19,728,532	$100,363	$10,777,792	$100,333	$4,920,528	$100,333
Institutional Class
Proceeds from shares issued	$127,899,695	$31,509,204	$89,432,297	$37,829,607	$59,555,615	$38,723,375
Dividends reinvested	3,131,478	111,874	2,441,770	122,867	2,032,640	125,709
Cost of shares redeemed	(15,451,744)	—	(9,914,247)	—	(7,658,332)	—

Change in net assets from Institutional Class capital transactions	$115,579,429	$31,621,078	$81,959,820	$37,952,474	$53,929,923	$38,849,084

(a)	Commencement of operations was May 15, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN SMARTRETIREMENT FUNDS   29

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Income Fund		JPMorgan SmartRetirement 2010 Fund		JPMorgan SmartRetirement 2015 Fund
	Year Ended 6/30/2007	Period Ended 06/30/2006 (a)	Year Ended 6/30/2007	Period Ended 06/30/2006 (a)	Year Ended 6/30/2007	Period Ended 06/30/2006 (a)
SHARE TRANSACTIONS:
Class A
Issued	8,875	1,670	167,630	1,670	234,069	1,737
Reinvested	75	10	1,824	5	2,184	5
Redeemed	(2,266)	—	(9,482)	—	(13,866)	—
Change in Class A Shares	6,684	1,680	159,972	1,675	222,387	1,742
Class C
Issued	4,556	1,670	2,138	1,670	897	1,669
Reinvested	36	9	64	4	58	4
Redeemed	(1,712)	—	(1,875)	—	(1,713)	—
Change in Class C Shares	2,880	1,679	327	1,674	(758)	1,673
Select Class
Issued	294,786	6,669	776,604	6,669	708,444	6,669
Reinvested	3,629	44	10,389	24	9,009	23
Redeemed	(88,906)	—	(152,385)	—	(28,913)	—
Change in Select Class Shares	209,509	6,713	634,608	6,693	688,540	6,692
Institutional Class
Issued	4,375,749	8,179	3,635,348	453,437	5,955,355	705,861
Reinvested	14,304	53	78,723	1,729	134,836	2,566
Redeemed	(250,324)	(232)	(571,427)	—	(406,782)	—
Change in Institutional Class Shares	4,139,729	8,000	3,142,644	455,166	5,683,409	708,427

(a)	Commencement of operations was May 15, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2007

	JPMorgan SmartRetirement 2020 Fund		JPMorgan SmartRetirement 2030 Fund		JPMorgan SmartRetirement 2040 Fund
	Year Ended 6/30/2007	Period Ended 06/30/2006 (a)	Year Ended 6/30/2007	Period Ended 06/30/2006 (a)	Year Ended 6/30/2007	Period Ended 06/30/2006 (a)
SHARE TRANSACTIONS:
Class A
Issued	128,490	3,657	198,381	1,814	65,566	1,763
Reinvested	902	12	819	5	330	5
Redeemed	(11,553)	—	(31,788)	—	(4,831)	—
Change in Class A Shares	117,839	3,669	167,412	1,819	61,065	1,768
Class C
Issued	9,387	2,256	4,619	1,670	3,203	1,670
Reinvested	93	6	59	3	41	3
Redeemed	(1,709)	—	(1,705)	—	(1,706)	—
Change in Class C Shares	7,771	2,262	2,973	1,673	1,538	1,673
Select Class
Issued	1,293,520	6,669	688,854	6,669	329,602	6,669
Reinvested	13,018	22	4,546	20	1,847	20
Redeemed	(99,758)	—	(44,319)	—	(38,717)	—
Change in Select Class Shares	1,206,780	6,691	649,081	6,689	292,732	6,689
Institutional Class
Issued	7,993,143	2,182,082	5,504,173	2,634,946	3,643,106	2,697,073
Reinvested	191,981	7,564	148,469	8,313	123,754	8,505
Redeemed	(973,998)	—	(614,472)	—	(464,867)	—
Change in Institutional Class Shares	7,211,126	2,189,646	5,038,170	2,643,259	3,301,993	2,705,578

(a)	Commencement of operations was May 15, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN SMARTRETIREMENT FUNDS   31

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class A

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains		Total distributions
JPMorgan SmartRetirement Income Fund
Year Ended June 30, 2007	$14.88	$0.62	(g)	$0.94	$1.56	$(0.46)	$—	(h)	$(0.46)
May 15, 2006 (f) through June 30, 2006	15.00	0.10		(0.13)	(0.03)	(0.09)	—		(0.09)

JPMorgan SmartRetirement 2010 Fund
Year Ended June 30, 2007	14.88	0.50		1.39	1.89	(0.54)	(0.01)		(0.55)
May 15, 2006 (f) through June 30, 2006	15.00	0.09		(0.16)	(0.07)	(0.05)	—		(0.05)

JPMorgan SmartRetirement 2015 Fund
Year Ended June 30, 2007	14.83	0.41	(g)	1.83	2.24	(0.50)	(0.01)		(0.51)
May 15, 2006 (f) through June 30, 2006	15.00	0.07		(0.19)	(0.12)	(0.05)	—		(0.05)

JPMorgan SmartRetirement 2020 Fund
Year Ended June 30, 2007	14.78	0.37	(g)	2.17	2.54	(0.45)	(0.01)		(0.46)
May 15, 2006 (f) through June 30, 2006	15.00	0.06		(0.23)	(0.17)	(0.05)	—		(0.05)

JPMorgan SmartRetirement 2030 Fund
Year Ended June 30, 2007	14.75	0.20	(g)	2.77	2.97	(0.40)	—	(h)	(0.40)
May 15, 2006 (f) through June 30, 2006	15.00	0.05		(0.26)	(0.21)	(0.04)	—		(0.04)

JPMorgan SmartRetirement 2040 Fund
Year Ended June 30, 2007	14.76	0.23	(g)	2.75	2.98	(0.42)	—	(h)	(0.42)
May 15, 2006 (f) through June 30, 2006	15.00	0.05		(0.25)	(0.20)	(0.04)	—		(0.04)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Represents only expenses of the Fund, not Underlying Funds.
(e)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(f)	Commencement of operations.
(g)	Calculated based upon average shares outstanding.
(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

32   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss) (e)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$ 15.98	10.55%	$134	0.42%	3.91%	1.02%	38%
14.88	(0.19)	25	0.41	5.10	0.73	1

16.22	12.85	2,622	0.43	3.15	0.56	27
14.88	(0.47)	25	0.43	4.60	0.80	2

16.56	15.24	3,713	0.43	2.47	0.53	25
14.83	(0.82)	26	0.43	3.88	0.78	2

16.86	17.38	2,049	0.43	2.21	0.52	36
14.78	(1.15)	54	0.43	5.17	0.77	6

17.32	20.38	2,930	0.44	1.18	0.53	27
14.75	(1.40)	27	0.44	2.76	0.71	6

17.32	20.45	1,089	0.44	1.33	0.54	25
14.76	(1.34)	26	0.43	2.73	0.72	6

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN SMARTRETIREMENT FUNDS   33

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class C

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains		Total distributions
JPMorgan SmartRetirement Income Fund
Year Ended June 30, 2007	$14.88	$0.50	(g)	$0.97	$1.47	$(0.37)	$—	(h)	$(0.37)
May 15, 2006 (f) through June 30, 2006	15.00	0.08		(0.12)	(0.04)	(0.08)	—		(0.08)

JPMorgan SmartRetirement 2010 Fund
Year Ended June 30, 2007	14.88	0.39		1.41	1.80	(0.46)	(0.01)		(0.47)
May 15, 2006 (f) through June 30, 2006	15.00	0.07		(0.15)	(0.08)	(0.04)	—		(0.04)

JPMorgan SmartRetirement 2015 Fund
Year Ended June 30, 2007	14.83	0.31	(g)	1.85	2.16	(0.41)	(0.01)		(0.42)
May 15, 2006 (f) through June 30, 2006	15.00	0.06		(0.19)	(0.13)	(0.04)	—		(0.04)

JPMorgan SmartRetirement 2020 Fund
Year Ended June 30, 2007	14.79	0.22	(g)	2.24	2.46	(0.37)	(0.01)		(0.38)
May 15, 2006 (f) through June 30, 2006	15.00	0.05		(0.22)	(0.17)	(0.04)	—		(0.04)

JPMorgan SmartRetirement 2030 Fund
Year Ended June 30, 2007	14.75	0.13	(g)	2.76	2.89	(0.33)	—	(h)	(0.33)
May 15, 2006 (f) through June 30, 2006	15.00	0.04		(0.26)	(0.22)	(0.03)	—		(0.03)

JPMorgan SmartRetirement 2040 Fund
Year Ended June 30, 2007	14.76	0.13	(g)	2.78	2.91	(0.34)	—	(h)	(0.34)
May 15, 2006 (f) through June 30, 2006	15.00	0.04		(0.25)	(0.21)	(0.03)	—		(0.03)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Represents only expenses of the Fund, not Underlying Funds.
(e)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(f)	Commencement of operations.
(g)	Calculated based upon average shares outstanding.
(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

34   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss) (e)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$ 15.98	9.98%	$73	0.92%	3.18%	1.45%	38%
14.88	(0.25)	25	0.91	4.61	1.19	1

16.21	12.28	32	0.93	2.63	1.08	27
14.88	(0.53)	25	0.93	3.99	1.25	2

16.57	14.70	15	0.93	1.98	1.05	25
14.83	(0.88)	25	0.93	3.38	1.26	2

16.87	16.76	169	0.93	1.37	1.02	36
14.79	(1.15)	33	0.93	3.42	1.27	6

17.31	19.73	80	0.94	0.81	1.03	27
14.75	(1.47)	25	0.94	2.20	1.29	6

17.33	19.84	56	0.94	0.82	1.03	25
14.76	(1.40)	25	0.94	2.17	1.28	6

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN SMARTRETIREMENT FUNDS   35

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains		Total distributions
JPMorgan SmartRetirement Income Fund
Year Ended June 30, 2007	$14.88	$0.62	(g)	$ 0.97	$1.59	$(0.49)	$—	(h)	$(0.49)
May 15, 2006 (f) through June 30, 2006	15.00	0.10		(0.12)	(0.02)	(0.10)	—		(0.10)

JPMorgan SmartRetirement 2010 Fund
Year Ended June 30, 2007	14.88	0.53		1.40	1.93	(0.58)	(0.01)		(0.59)
May 15, 2006 (f) through June 30, 2006	15.00	0.09		(0.16)	(0.07)	(0.05)	—		(0.05)

JPMorgan SmartRetirement 2015 Fund
Year Ended June 30, 2007	14.83	0.46	(g)	1.83	2.29	(0.54)	(0.01)		(0.55)
May 15, 2006 (f) through June 30, 2006	15.00	0.08		(0.20)	(0.12)	(0.05)	—		(0.05)

JPMorgan SmartRetirement 2020 Fund
Year Ended June 30, 2007	14.79	0.37	(g)	2.22	2.59	(0.49)	(0.01)		(0.50)
May 15, 2006 (f) through June 30, 2006	15.00	0.07		(0.23)	(0.16)	(0.05)	—		(0.05)

JPMorgan SmartRetirement 2030 Fund
Year Ended June 30, 2007	14.75	0.26	(g)	2.75	3.01	(0.44)	—	(h)	(0.44)
May 15, 2006 (f) through June 30, 2006	15.00	0.05		(0.26)	(0.21)	(0.04)	—		(0.04)

JPMorgan SmartRetirement 2040 Fund
Year Ended June 30, 2007	14.76	0.26	(g)	2.77	3.03	(0.45)	—	(h)	(0.45)
May 15, 2006 (f) through June 30, 2006	15.00	0.05		(0.25)	(0.20)	(0.04)	—		(0.04)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Represents only expenses of the Fund, not Underlying Funds.
(e)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(f)	Commencement of operations.
(g)	Calculated based upon average shares outstanding.
(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

36   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss) (e)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$ 15.98	10.80%	$3,455	0.17%	3.88%	0.46%	38%
14.88	(0.15)	100	0.17	5.35	0.52	1

16.22	13.12	10,400	0.18	3.31	0.31	27
14.88	(0.44)	100	0.18	4.72	0.51	2

16.57	15.60	11,517	0.18	2.77	0.28	25
14.83	(0.79)	99	0.18	4.13	0.51	2

16.88	17.68	20,483	0.18	2.22	0.27	36
14.79	(1.08)	99	0.18	3.55	0.51	6

17.32	20.64	11,358	0.19	1.53	0.28	27
14.75	(1.37)	99	0.19	2.93	0.51	6

17.34	20.80	5,192	0.19	1.55	0.29	25
14.76	(1.31)	99	0.19	2.93	0.51	6

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN SMARTRETIREMENT FUNDS   37

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Institutional Class

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains		Total distributions
JPMorgan SmartRetirement Income Fund
Year Ended June 30, 2007	$14.88	$0.73	(g)	$0.89	$1.62	$(0.51)	$—	(h)	$(0.51)
May 15, 2006 (f) through June 30, 2006	15.00	0.10		(0.12)	(0.02)	(0.10)	—		(0.10)

JPMorgan SmartRetirement 2010 Fund
Year Ended June 30, 2007	14.88	0.56		1.40	1.96	(0.60)	(0.01)		(0.61)
May 15, 2006 (f) through June 30, 2006	15.00	0.06		(0.12)	(0.06)	(0.06)	—		(0.06)

JPMorgan SmartRetirement 2015 Fund
Year Ended June 30, 2007	14.83	0.49	(g)	1.82	2.31	(0.56)	(0.01)		(0.57)
May 15, 2006 (f) through June 30, 2006	15.00	0.05		(0.17)	(0.12)	(0.05)	—		(0.05)

JPMorgan SmartRetirement 2020 Fund
Year Ended June 30, 2007	14.79	0.39	(g)	2.22	2.61	(0.51)	(0.01)		(0.52)
May 15, 2006 (f) through June 30, 2006	15.00	0.05		(0.21)	(0.16)	(0.05)	—		(0.05)

JPMorgan SmartRetirement 2030 Fund
Year Ended June 30, 2007	14.76	0.29	(g)	2.74	3.03	(0.46)	—	(h)	(0.46)
May 15, 2006 (f) through June 30, 2006	15.00	0.05		(0.24)	(0.19)	(0.05)	—		(0.05)

JPMorgan SmartRetirement 2040 Fund
Year Ended June 30, 2007	14.76	0.28	(g)	2.77	3.05	(0.47)	—	(h)	(0.47)
May 15, 2006 (f) through June 30, 2006	15.00	0.05		(0.24)	(0.19)	(0.05)	—		(0.05)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Represents only expenses of the Fund, not Underlying Funds.
(e)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(f)	Commencement of operations.
(g)	Calculated based upon average shares outstanding.
(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

38   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss) (e)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$ 15.99	10.99%	$66,328	0.02%	4.56%	0.24%	38%
14.88	(0.14)	119	0.02	6.03	0.37	1

16.23	13.32	58,382	0.03	3.66	0.18	27
14.88	(0.42)	6,774	0.03	19.30	0.36	2

16.57	15.73	105,922	0.03	3.04	0.14	25
14.83	(0.77)	10,508	0.03	19.03	0.36	2

16.88	17.81	158,680	0.03	2.40	0.13	36
14.79	(1.06)	32,377	0.03	18.67	0.36	6

17.33	20.77	133,109	0.04	1.77	0.13	27
14.76	(1.29)	39,010	0.04	17.91	0.36	6

17.34	20.94	104,191	0.04	1.68	0.14	25
14.76	(1.29)	39,928	0.04	17.10	0.36	6

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN SMARTRETIREMENT FUNDS   39

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2007

1. Organization

JPMorgan Trust I (“JPM I”) (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are six separate funds of the Trust (collectively, the “Funds”) covered by this report:

Classes Offered
JPMorgan SmartRetirement Income Fund	Class A, Class C, Select Class and Institutional Class
JPMorgan SmartRetirement 2010 Fund	Class A, Class C, Select Class and Institutional Class
JPMorgan SmartRetirement 2015 Fund	Class A, Class C, Select Class and Institutional Class
JPMorgan SmartRetirement 2020 Fund	Class A, Class C, Select Class and Institutional Class
JPMorgan SmartRetirement 2030 Fund	Class A, Class C, Select Class and Institutional Class
JPMorgan SmartRetirement 2040 Fund	Class A, Class C, Select Class and Institutional Class

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge. No sales charges are assessed with respect to the Select Class and Institutional Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to contingent deferred sales charges as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Investments in JPMorgan Funds (the “Underlying Funds”) are valued at the current day’s closing net asset value per share.

B.  Transactions with Affiliates — The Funds invest in Underlying Funds advised by J.P. Morgan Investment Management, Inc., JPMorgan Investment Advisors Inc. or their affiliates pursuant to Section 12(d)(1)(G) under the 1940 Act.

C.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income less foreign taxes withheld, if any, and distributions of realized gains from the Underlying Funds are recorded on the ex-dividend date.

D.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

The Funds invest in other JPMorgan Funds and, as a result, bear a portion of the expenses incurred by the Underlying Funds. These expenses are not reflected in the expenses shown in the Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.

E.  Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

F.  Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

40   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2007

The following amounts were reclassified within the capital accounts:

	Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
JPMorgan SmartRetirement Income Fund	$(44)	$ 13,498	$(13,454)
JPMorgan SmartRetirement 2010 Fund	(30)	173,474	(173,444)
JPMorgan SmartRetirement 2015 Fund	(30)	477,100	(477,070)
JPMorgan SmartRetirement 2020 Fund	(54)	868,856	(868,802)
JPMorgan SmartRetirement 2030 Fund	(32)	986,510	(986,478)
JPMorgan SmartRetirement 2040 Fund	(30)	875,352	(875,322)

The reclassification for the funds relate primarily to non-deductible expenses and RIC dividends received.

G.  New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management continues to evaluate the application of the Interpretation to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds’ financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Funds’ financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and receives no compensation for performing such services although the Advisor and its affiliates receive investment advisory fees from the Underlying Funds.

The Advisor reimbursed expenses as outlined in Note 3.F.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. The Administrator does not receive a separate fee for services to the Funds but does receive fees for services to the Underlying Funds.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS is paid a fee by the Administrator.

The Administrator pays many of the ordinary expenses incurred by the Funds in their operations including taxes, ordinary fees and expenses for legal and auditing services, fees and expenses of pricing services, the expenses of preparing (including typesetting), printing and mailing reports, prospectuses, statements of additional information, proxy solicitation material and notices to existing shareholders, all expenses incurred in connection with issuing and redeeming shares, the cost of custodial and fund accounting services, and the cost of initial and ongoing registration of the shares under Federal and state securities laws.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C
0.25%	0.75%

JUNE 30, 2007        JPMORGAN SMARTRETIREMENT FUNDS   41

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2007 (continued)

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the contingent deferred sales charges (“CDSC”) from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2007 the Distributor retained the following amounts:

	Front-End Sales Charge		CDSC
JPMorgan SmartRetirement Income Fund	$ 43		—
JPMorgan SmartRetirement 2010 Fund	—	(a)	$25
JPMorgan SmartRetirement 2015 Fund	522		—
JPMorgan SmartRetirement 2020 Fund	397		—
JPMorgan SmartRetirement 2030 Fund	336		—
JPMorgan SmartRetirement 2040 Fund	537		—

(a) Amount rounds to less than $1.

D.  Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets of each Fund as shown in the table below:

Class A	Class C	Select Class	Institutional Class
0.25%	0.25%	0.25%	0.10%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing Fees as outlined in Note 3.F.

The shares of the Underlying Funds in which the Funds invest impose a separate shareholder service fee. To avoid charging a shareholder service fee at an effective rate above 0.25% for Class A, Class C and Select Class Shares and 0.10% for Institutional Class Shares, the shareholder servicing agent will waive shareholder service fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of shareholder service fees charged by the Underlying Funds.

E.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”) provides portfolio custody and accounting services for the Funds. As part of its administration agreement, the Administrator pays fees and certain expenses for custody and fund accounting. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense on short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Select Class	Institutional Class
JPMorgan SmartRetirement Income Fund	0.42%	0.92%	0.17%	0.02%
JPMorgan SmartRetirement 2010 Fund	0.43	0.93	0.18	0.03
JPMorgan SmartRetirement 2015 Fund	0.43	0.93	0.18	0.03
JPMorgan SmartRetirement 2020 Fund	0.43	0.93	0.18	0.03
JPMorgan SmartRetirement 2030 Fund	0.44	0.94	0.19	0.04
JPMorgan SmartRetirement 2040 Fund	0.44	0.94	0.19	0.04

The contractual expense limitation agreements were in effect for the year ended June 30, 2007. The expense limitation percentages above are in place until at least October 31, 2008.

42   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2007

For the year ended June 30, 2007, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Shareholder Servicing	Contractual Reimbursements
JPMorgan SmartRetirement Income Fund	$14,032	$18,405
JPMorgan SmartRetirement 2010 Fund	35,112	15,524
JPMorgan SmartRetirement 2015 Fund	61,167	6,567
JPMorgan SmartRetirement 2020 Fund	96,432	1,822
JPMorgan SmartRetirement 2030 Fund	77,875	269
JPMorgan SmartRetirement 2040 Fund	65,934	1,183

G.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officers’ fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

The Funds may use related party broker/dealers. For the year ended June 30, 2007, the Funds incurred no brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2007, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
JPMorgan SmartRetirement Income Fund	$66,671,162	$5,165,735
JPMorgan SmartRetirement 2010 Fund	69,331,119	9,612,318
JPMorgan SmartRetirement 2015 Fund	118,049,552	15,683,732
JPMorgan SmartRetirement 2020 Fund	170,093,646	36,737,741
JPMorgan SmartRetirement 2030 Fund	115,466,721	23,614,150
JPMorgan SmartRetirement 2040 Fund	75,171,222	17,581,490

During the year ended June 30, 2007, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at year ended June 30, 2007, were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Appreciation	Net Unrealized Appreciation (Depreciation)
JPMorgan SmartRetirement Income Fund	$68,609,746	$283,023	$802,433	$(519,410)
JPMorgan SmartRetirement 2010 Fund	68,861,835	2,200,560	502,445	1,698,115
JPMorgan SmartRetirement 2015 Fund	115,995,876	5,192,464	1,037,478	4,154,986
JPMorgan SmartRetirement 2020 Fund	170,631,879	10,920,798	1,272,219	9,648,579
JPMorgan SmartRetirement 2030 Fund	133,968,536	12,688,227	890,358	11,797,869
JPMorgan SmartRetirement 2040 Fund	99,692,075	10,646,056	557,090	10,088,966

For all of the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

JUNE 30, 2007        JPMORGAN SMARTRETIREMENT FUNDS   43

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2007 (continued)

The tax character of distributions paid during the year ended June 30, 2007 was as follows:

	Total Distributions Paid From:
	Ordinary Income	Net Long-term Capital gains	Total Distributions Paid
JPMorgan SmartRetirement Income Fund	$ 641,950	$378	$ 642,328
JPMorgan SmartRetirement 2010 Fund	1,442,068	10,782	1,452,850
JPMorgan SmartRetirement 2015 Fund	2,348,257	15,348	2,363,605
JPMorgan SmartRetirement 2020 Fund	3,314,041	50,701	3,364,742
JPMorgan SmartRetirement 2030 Fund	2,524,797	8,489	2,533,286
JPMorgan SmartRetirement 2040 Fund	2,061,382	8,738	2,070,120

The tax character of distributions paid during the year ended June 30, 2006 was as follows:

	Total Distributions Paid From:
	Ordinary Income	Total Distributions Paid
JPMorgan SmartRetirement Income Fund	$ 1,737	$ 1,737
JPMorgan SmartRetirement 2010 Fund	26,240	26,240
JPMorgan SmartRetirement 2015 Fund	38,537	38,537
JPMorgan SmartRetirement 2020 Fund	112,456	112,456
JPMorgan SmartRetirement 2030 Fund	123,282	123,282
JPMorgan SmartRetirement 2040 Fund	126,123	126,123

At June 30, 2007, the components of net assets (excluding paid in capital) on a tax basis were as follows:

	Current Distributable Ordinary Income	Current Distributable Long-term Capital gains	Unrealized Appreciation (Depreciation)
JPMorgan SmartRetirement Income Fund	$369,418	$26,376	$(519,410)
JPMorgan SmartRetirement 2010 Fund	38,145	446,921	1,698,115
JPMorgan SmartRetirement 2015 Fund	51,525	1,221,497	4,154,986
JPMorgan SmartRetirement 2020 Fund	332,078	2,199,972	9,648,579
JPMorgan SmartRetirement 2030 Fund	106,107	1,890,676	11,797,869
JPMorgan SmartRetirement 2040 Fund	11,719	1,515,493	10,088,966

For the Funds, the cumulative timing differences primarily consist of wash sale loss deferrals, deferred compensation and distributions payable.

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 20, 2007.

44   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2007

The Funds do not have outstanding borrowings from another fund or from the unsecured, uncommitted credit facility as of year ended June 30, 2007. Average borrowings from the Facility for the year ended June 30, 2007, were as follows:

	Average Borrowings	Number of Days Used	Interest Paid
JPMorgan SmartRetirement Income	$380,402	3	$172

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

From time to time, the Funds’ investment adviser or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

JUNE 30, 2007        JPMORGAN SMARTRETIREMENT FUNDS   45

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of
JPMorgan Trust I:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Funds indicated in Note 1 of the financial statements (hereafter collectively referred to as the “Funds”) at June 30, 2007, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2007 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
August 23, 2007

46   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2007

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	140	None.

Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	140	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	140	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	140
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	140	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	140	None.

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	140	Trustee, Carleton College (2003–present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	140	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

JUNE 30, 2007        JPMORGAN SMARTRETIREMENT FUNDS   47

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	140	Director, American University in Cairo.

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	140	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	140	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	140	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	140
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (140 funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

48   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2007

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Stephen M. Benham (1959), Secretary (2005)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004.

Stephanie J. Dorsey (1969), Treasurer (2005)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2005)*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; from 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Ellen W. O’Brien (1957), Assistant Secretary (2005)**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005.

Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971) Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston, MA 02108.

JUNE 30, 2007        JPMORGAN SMARTRETIREMENT FUNDS   49

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
June 30, 2007

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including distribution fees and other Fund expenses (not including expenses of the Underlying Funds). The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2007, and continued to hold your shares at the end of the reporting period, June 30, 2007.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2007	Ending Account Value, June 30, 2007	Expenses Paid During January 1, to June 30, 2007*	Annualized Expense Ratio
SmartRetirement Income Fund
Class A
Actual	$1,000.00	$1,035.50	$2.12	0.42%
Hypothetical	1,000.00	1,022.71	2.11	0.42
Class C
Actual	1,000.00	1,032.60	4.64	0.92
Hypothetical	1,000.00	1,020.23	4.61	0.92
Select Class
Actual	1,000.00	1,036.20	0.86	0.17
Hypothetical	1,000.00	1,023.95	0.85	0.17
Institutional Class
Actual	1,000.00	1,036.90	0.10	0.02
Hypothetical	1,000.00	1,024.70	0.10	0.02

50   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2007

	Beginning Account Value, January 1, 2007	Ending Account Value, June 30, 2007	Expenses Paid During January 1, to June 30, 2007*	Annualized Expense Ratio
SmartRetirement 2010 Fund
Class A
Actual	$1,000.00	$1,042.10	$2.18	0.43%
Hypothetical	1,000.00	1,022.66	2.16	0.43
Class C
Actual	1,000.00	1,039.80	4.70	0.93
Hypothetical	1,000.00	1,020.18	4.66	0.93
Select Class
Actual	1,000.00	1,043.10	0.91	0.18
Hypothetical	1,000.00	1,023.90	0.90	0.18
Institutional Class
Actual	1,000.00	1,044.50	0.15	0.03
Hypothetical	1,000.00	1,024.65	0.15	0.03

SmartRetirement 2015 Fund
Class A
Actual	1,000.00	1,050.20	2.19	0.43
Hypothetical	1,000.00	1,022.66	2.16	0.43
Class C
Actual	1,000.00	1,047.80	4.72	0.93
Hypothetical	1,000.00	1,020.18	4.66	0.93
Select Class
Actual	1,000.00	1,051.90	0.92	0.18
Hypothetical	1,000.00	1,023.90	0.90	0.18
Institutional Class
Actual	1,000.00	1,052.00	0.15	0.03
Hypothetical	1,000.00	1,024.65	0.15	0.03

SmartRetirement 2020 Fund
Class A
Actual	1,000.00	1,056.10	2.19	0.43
Hypothetical	1,000.00	1,022.66	2.16	0.43
Class C
Actual	1,000.00	1,053.90	4.74	0.93
Hypothetical	1,000.00	1,020.18	4.66	0.93
Select Class
Actual	1,000.00	1,057.40	0.92	0.18
Hypothetical	1,000.00	1,023.90	0.90	0.18
Institutional Class
Actual	1,000.00	1,058.80	0.15	0.03
Hypothetical	1,000.00	1,024.65	0.15	0.03

JUNE 30, 2007        JPMORGAN SMARTRETIREMENT FUNDS   51

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment at Beginning of Period
June 30, 2007

	Beginning Account Value, January 1, 2007	Ending Account Value, June 30, 2007	Expenses Paid During January 1, to June 30, 2007*	Annualized Expense Ratio
SmartRetirement 2030 Fund
Class A
Actual	$1,000.00	$1,070.20	$2.26	0.44%
Hypothetical	1,000.00	1,022.61	2.21	0.44
Class C
Actual	1,000.00	1,067.70	4.82	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Select Class
Actual	1,000.00	1,071.30	0.98	0.19
Hypothetical	1,000.00	1,023.85	0.95	0.19
Institutional Class
Actual	1,000.00	1,072.00	0.21	0.04
Hypothetical	1,000.00	1,024.60	0.20	0.04

SmartRetirement 2040 Fund
Class A
Actual	1,000.00	1,070.70	2.26	0.44
Hypothetical	1,000.00	1,022.61	2.21	0.44
Class C
Actual	1,000.00	1,067.60	4.82	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Select Class
Actual	1,000.00	1,072.10	0.98	0.19
Hypothetical	1,000.00	1,023.85	0.95	0.19
Institutional Class
Actual	1,000.00	1,072.80	0.21	0.04
Hypothetical	1,000.00	1,024.60	0.20	0.04

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

52   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2007

TAX LETTER
(Unaudited)

Certain tax information for the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2007. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2007. The information necessary to complete your income tax returns for the calendar year ending December 31, 2007 will be received under separate cover.

Dividend Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended June 30, 2007:

Dividend Received Deduction
JPMorgan SmartRetirement Income Fund	2.07%
JPMorgan SmartRetirement 2010 Fund	4.35
JPMorgan SmartRetirement 2015 Fund	7.38
JPMorgan SmartRetirement 2020 Fund	10.02
JPMorgan SmartRetirement 2030 Fund	19.41
JPMorgan SmartRetirement 2040 Fund	12.36

Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2007, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%. The following represents the amount of ordinary income distributions treated as qualified dividends:

Qualified Dividend Income
JPMorgan SmartRetirement Income Fund	$641,950
JPMorgan SmartRetirement 2010 Fund	1,442,068
JPMorgan SmartRetirement 2015 Fund	2,348,257
JPMorgan SmartRetirement 2020 Fund	3,314,041
JPMorgan SmartRetirement 2030 Fund	2,524,797
JPMorgan SmartRetirement 2040 Fund	2,061,382

Short Term Capital Gain Designation

For the fiscal year ended June 30, 2007, the Funds designate the following amounts of ordinary distributions paid during the Funds’ fiscal year that are from qualified short-term capital gain:

Qualified Short-Term Gain
JPMorgan SmartRetirement Income Fund	$8
JPMorgan SmartRetirement 2010 Fund	3,587
JPMorgan SmartRetirement 2015 Fund	16,650
JPMorgan SmartRetirement 2020 Fund	10,412
JPMorgan SmartRetirement 2030 Fund	13,886
JPMorgan SmartRetirement 2040 Fund	11,347

Long Term Capital Gain Designation — 15%

The Funds hereby designate the following amounts as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax returns for the fiscal year ended June 30, 2007:

Long-Term Capital Gain Distribution
JPMorgan SmartRetirement Income Fund	$378
JPMorgan SmartRetirement 2010 Fund	10,782
JPMorgan SmartRetirement 2015 Fund	15,348
JPMorgan SmartRetirement 2020 Fund	50,701
JPMorgan SmartRetirement 2030 Fund	8,489
JPMorgan SmartRetirement 2040 Fund	8,738

JUNE 30, 2007        JPMORGAN SMARTRETIREMENT FUNDS   53

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. June 2007.	AN-SR-607

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is William Armstrong. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2007 – $1,073,900

2006 – $820,672*

* The Funds’ (except for JPMorgan Equity Income II Fund) fiscal year end changed to June 30 effective June 2006. The fees shown are for the six months ending June 30, 2006, the new fiscal year end of the Funds. For JPMorgan Equity Income II Fund, the fees are for the eight months ending June 30, 2007, that Fund’s new fiscal year

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES (On a calendar year basis)
2006 – $9,775,000

2005 – $10,100,000

The audit-related fees consist of aggregate fees billed for assurance and related services by the independent registered public accounting firm to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”), that were reasonably related to the performance of the annual audit of the Registrant’s financial statements.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES
2007 – $207,420

2006 – $186,550 *

* The Funds’ (except for JPMorgan Equity Income II Fund) fiscal year end changed to June 30 effective June 2006. The fees shown are for the six months ending June 30, 2006, the new fiscal year end of the Funds. For JPMorgan Equity Income II Fund, the fees are for the eight months ending June 30, 2007, that Fund’s new fiscal year

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended December 31, 2006 and 2005.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2007 – Not applicable

2006 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore the Pre-approval Policy lists a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2007 – 100%

2006 – 100%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were $21.6 million in 2006 and $19.1 million in 2005.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the

Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:	/s/_____________________________

George C.W. Gatch

President and Principal Executive Officer

September 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/___________________________

George C.W. Gatch

President and Principal Executive Officer

September 7, 2007

By:	/s/____________________________

Stephanie J. Dorsey

Treasurer and Principal Financial Officer

September 7, 2007